UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CENTESSA PHARMACEUTICALS PLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☐	No fee required.

☒	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CENTESSA PHARMACEUTICALS PLC

Registered office: 3rd Floor, 1 Ashley Road, Altrincham, Cheshire, United Kingdom

Incorporated in England and Wales with registered no. 12973576

TRANSACTIONS PROPOSED - YOUR VOTE IS VERY IMPORTANT

May 7, 2026

Dear Shareholder:

As previously announced, on March 31, 2026, Centessa Pharmaceuticals plc, a public limited company incorporated under the laws of England and Wales (the “Company” or “Centessa”), entered into a transaction agreement (the “Transaction Agreement”) with Eli Lilly and Company, an Indiana corporation (“Parent” or “Lilly”), and LDH XV Corporation, a Delaware corporation and direct wholly owned subsidiary of Lilly (“Purchaser”), pursuant to which the entire issued and to be issued share capital of Centessa will be acquired by Purchaser (or, at Lilly’s election, its nominee(s) or, in respect of the Depositary Shares, the DR Nominee (each as defined in the accompanying proxy statement)) by means of a court-sanctioned scheme of arrangement under Part 26 of the Companies Act 2006 (the “Scheme of Arrangement”).

We cordially invite registered holders of ordinary shares of the Company to attend two meetings of shareholders of the Company. The first meeting (the “Scheme Meeting”) will be held at the offices of Goodwin Procter (UK) LLP at Sancroft, 10-15 Newgate Street, London EC1A 7AZ, United Kingdom on June 12, 2026 at 1:00 p.m. (U.K. Time). The second meeting (the “Company GM” and, together with the Scheme Meeting, the “Company Shareholder Meetings”) will be held at the offices of Goodwin Procter (UK) LLP at Sancroft, 10-15 Newgate Street, London EC1A 7AZ, United Kingdom on June 12, 2026 at 1:15 p.m. (U.K. Time) (or as soon thereafter as the Scheme Meeting shall have been concluded or adjourned). We expect the Company Shareholder Meetings will take place immediately before the Company’s Annual General Meeting of Shareholders, which is scheduled to be held on June 12, 2026 at 2:30 p.m. (U.K. Time) (or as soon thereafter as the Company Shareholder Meetings have been concluded or adjourned).

At the Scheme Meeting, Company shareholders will be asked to consider and vote to approve the Scheme of Arrangement (the “Scheme Proposal”).

At the Company GM, Company shareholders will be asked to consider and vote on (i) a resolution authorizing the Board of Directors of the Company (the “Company Board”) to take all action necessary or appropriate for carrying the Scheme of Arrangement into effect, (ii) a resolution to amend the articles of association of the Company and approve such other matters as may be necessary to facilitate the implementation of the transactions contemplated by the Transaction Agreement and the Scheme of Arrangement (collectively, the “Transactions”), and (iii) a resolution directing the Company Board to deliver the order of the High Court of Justice of England and Wales (the “Court Order”) to the Registrar of Companies in England and Wales if the Court Order is obtained, substantially in the form set out in Annex II to the Transaction Agreement with or subject to any modification or addition that Lilly, Purchaser and Centessa may mutually agree (clauses (i), (ii) and (iii) together, the “Company Shareholder Resolution”).

Transactions Overview

At the effective time of the Scheme of Arrangement (the “Effective Time”), holders of the ordinary shares of the Company, with a nominal value £0.002 per share (the “Company Shares”), will be entitled to receive (i) $38.00

i

per Company Share in cash, without interest and less any applicable withholding taxes (the “Cash Consideration”), plus (ii) one non-transferable contingent value right per Company Share entitling the holders to receive contingent cash payments of up to an aggregate of $9.00 per Company Share, without interest and less any applicable withholding taxes, contingent upon the achievement of specified milestones set forth in the contingent value rights agreement (the “CVR Agreement”) to be entered into by Lilly, Purchaser and a rights agent prior to the Effective Time (such contingent value rights, the “CVRs” and, together with the Cash Consideration, the “Transaction Consideration”).

Because each American Depositary Share of the Company (the “Company ADS”) represents a beneficial ownership interest in one Company Share, holders of Company ADSs as of the Effective Time will also be entitled to receive (i) $38.00 in cash per Company ADS, without interest and less any applicable withholding taxes (the “ADS Cash Consideration”), plus (ii) one CVR entitling the holders of Company ADSs to receive contingent cash payments of up to an aggregate of $9.00 per Company ADS, without interest and less any applicable withholding taxes, contingent upon the achievement of specified milestones set forth in the CVR Agreement (such CVR, together with the ADS Cash Consideration, the “ADS Transaction Consideration”).

You will not have any rights with respect to your Company Shares and/or Company ADSs after the completion of the Transactions other than the right to receive the Transaction Consideration or ADS Transaction Consideration (as applicable). Lilly will bear all fees, charges and expenses that the Company ADS holders are required to bear under the Deposit Agreement (as defined herein) in connection with the Transactions, the cancellation of the Company ADSs and the receipt of the ADS Transaction Consideration.

YOUR VOTE IS IMPORTANT. It is important that holders of Company Shares vote at both of the Company Shareholder Meetings, and that holders of Company ADSs provide voting instructions for both of the Company Shareholder Meetings to Citibank, N.A., as depositary for the Company ADSs (the “Depositary”), to vote at both of the Company Shareholder Meetings on their behalf. The Transactions cannot be completed unless the Scheme Proposal is approved at the Scheme Meeting and the Company Shareholder Resolution is approved at the Company GM.

Action to be taken by holders of Company Shares

If you are a holder of Company ADSs, and are not otherwise a holder of Company Shares in the register of members of the Company, please refer instead to the section captioned “—Action to be taken by holders of Company ADSs.”

Holders of Company Shares in the register of members of the Company are encouraged to submit a form of proxy (by post, online or electronically through CREST) for each of the Scheme Meeting and the Company GM as soon as possible, and in any event so as to be received by not later than 1:00 p.m. (U.K. Time) on June 10, 2026 in the case of the Scheme Meeting and 1:15 p.m. (U.K. Time) on June 10, 2026 in the case of the Company GM by following the instructions set out in the notes to the Notice of Scheme Meeting and Notice of Company GM beginning on page v and ix, respectively, and the section captioned “Action to be Taken—Company Shareholders” beginning on page 46 of the accompanying proxy statement.

Holders of Company Shares who hold their Company Shares indirectly through a broker, bank, trust company or other nominee must rely on the procedures of such broker, bank, trust company or other nominee in order to assert the rights of a holder of Company Shares to vote at the Company Shareholder Meetings. If this applies to you, we encourage you to consult your broker, bank, trust company or other nominee as soon as possible.

In order to attend and vote at the Company Shareholder Meetings as an ordinary shareholder, you must continue to be registered as a holder of Company Shares in the Company’s register of members as of 6:00 p.m. (U.K. Time) on June 10, 2026.

Therefore, if you sell or transfer your Company Shares on or prior to 6:00 p.m. (U.K. Time) on June 10, 2026, your form of proxy can no longer be used and if submitted (whether before or after you sell or transfer your Company Shares) will be treated as invalid. Please pass the accompanying proxy statement to the person who arranged the sale or transfer for delivery to the purchaser or transferee. The purchaser or transferee should contact our Company Secretary, by email at legal@centessa.com, to request a new form of proxy for their use.

Contact for holders of Company Shares

If you have any questions about the accompanying proxy statement, the Scheme Meeting or the Company GM, or are in any doubt as to how to complete the forms of proxy or to submit your proxies online or electronically through CREST, please contact the Company’s Registrar, Computershare, by calling the Shareholder Helpline on +44 (0370) 703 6031. Lines are open between 8:30 a.m. and 5:30 p.m. (U.K. Time) Monday to Friday (except public holidays in England and Wales). Please use the country code when calling from outside the U.K. Calls from outside the U.K. will be charged at the applicable international rate. Different charges may apply to calls from mobile telephones. Calls may be monitored or recorded. Please note that Computershare cannot provide advice on the merits of the Transactions or the Scheme of Arrangement or give any financial, legal or tax advice.

Action to be taken by holders of Company ADSs

If you hold Company ADSs and are not otherwise a holder of Company Shares in the register of members of the Company, you will not be able to attend the Company Shareholder Meetings or submit a form of proxy. Please refer to the further guidance set out in the section captioned “Action to be Taken—Company ADS Holders” beginning on page 48 of the accompanying proxy statement.

If you hold Company ADSs directly (i.e. by having Company ADSs registered in your name on the Company ADS register maintained by the Depositary) as of the Company ADS Voting Record Time, you will be sent Company Shareholder Meetings documentation, including the ADS voting instruction cards, and will have the right to instruct the Depositary how to vote the Company Shares underlying your Company ADSs with respect to the resolutions to be proposed at the Company Shareholder Meetings, subject to and in accordance with the terms of the deposit agreement, dated as of June 2, 2021, by and among the Company, the Depositary and all holders and beneficial owners of Company ADSs issued thereunder (as such agreement is amended, modified or supplemented from time to time, the “Deposit Agreement”). If you hold Company ADSs through a bank, broker or nominee as of the Company ADS Voting Record Time, the Company Shareholder Meetings documentation, including the ADS voting instruction cards, will be sent to your broker, who should forward the materials to you. Please reach out to your broker to provide your voting instructions.

Please note that voting instructions for the Company Shareholder Meetings should be submitted by Company ADS holders as soon as possible and in any event must be received by the Depositary no later than 10:00 a.m. (Eastern Time) on June 5, 2026.

Contact for holders of Company ADSs

If you have queries about how you can deliver voting instructions, please contact Citibank, N.A. - ADR Shareholder Services at (877) 248-4237 (toll free within the United States) or +1(781) 575-4555 (for international callers) or by email: citibank@shareholders-online.com or at Citibank Shareholder Services, P.O. Box 43077, Providence, RI 02940-3077. Different charges may apply to calls from mobile telephones. Calls may be monitored or recorded. Please note that Citibank, N.A. cannot provide advice on the merits of the Transactions or the Scheme of Arrangement or give any financial, legal or tax advice.

Recommendation of the Company Board

The Company Board considers the terms of the Transactions to be in the best interests of Centessa and the Company shareholders taken as a whole and would promote the success of the Company for the benefit of the Company’s shareholders as a whole. Accordingly, the Company Board (excluding Dr. Hedley, who recused herself from the Company Board’s deliberations on and approval of the Transactions) recommends that Company shareholders vote:

“FOR” the approval of the Scheme Proposal at the Scheme Meeting; and

“FOR” the approval of the Company Shareholder Resolution at the Company GM.

The Company Board made its determination after evaluating the Transactions in consultation with Centessa’s senior management and legal and financial advisors, and after considering a number of factors. See the section entitled “The Transactions—Recommendation of the Company Board; Centessa’s Reasons for the Transactions” beginning on page 62 of the accompanying proxy statement for further information regarding the factors taken into account by the Company Board in the recommendation with respect to the Proposals.

In considering the recommendation of the Company Board, you should be aware that directors and executive officers of Centessa may have certain interests in the Transactions that may be different from, or in addition to, the interests of the Company shareholders generally. See the section entitled “The Transactions—Interests of Centessa’s Non-Employee Directors and Executive Officers in the Transactions” beginning on page 82 of the accompanying proxy statement for further information regarding these interests.

We urge you to read the accompanying proxy statement, including any documents incorporated by reference therein and the Annexes thereto, carefully and in their entirety. In particular, we urge you to read carefully the section entitled “Risk Factors” beginning on page 31 of the accompanying proxy statement for risks relating to the Transactions.

On behalf of the Company Board, thank you for your consideration and continued support.

Yours faithfully,

Francesco De Rubertis, Ph.D.

Chair of the Company Board

The accompanying proxy statement is dated May 7, 2026 and is first being mailed or otherwise delivered to Company shareholders on or about May 7, 2026.

THIS NOTICE APPLIES TO SCHEME SHAREHOLDERS. ADS HOLDERS SHOULD

REFER TO THE SEPARATE NOTICE SENT BY THE DEPOSITARY TO THEM WITH

THE PROXY STATEMENT.

NOTICE OF SCHEME MEETING OF SCHEME SHAREHOLDERS

TO BE HELD ON JUNE 12, 2026

IN THE HIGH COURT OF JUSTICE CR-2026-002804

BUSINESS AND PROPERTY COURTS OF ENGLAND AND WALES

COMPANIES COURT (ChD)

IN THE MATTER OF CENTESSA PHARMACEUTICALS PLC

- and -

IN THE MATTER OF THE COMPANIES ACT 2006

NOTICE IS HEREBY GIVEN that, by an order dated May 6, 2026, made in the above matters, the High Court of Justice of England and Wales (the “Court”) has given permission for a meeting (the “Scheme Meeting”) to be convened of the holders of Scheme Shares as at the Voting Record Time (each such term having the meaning given to it in the Scheme, as defined below and such holders, “Scheme Shareholders”) for the purpose of considering and, if thought fit, approving (with or without modification) a scheme of arrangement proposed to be made pursuant to Part 26 of the Companies Act 2006 (the “Companies Act”) between Centessa Pharmaceuticals plc (the “Company” or “Centessa”) and the Scheme Shareholders (the “Scheme” or the “Scheme of Arrangement”) and that the Scheme Meeting will be held at the offices of Goodwin Procter (UK) LLP at Sancroft, 10-15 Newgate Street, London EC1A 7AZ, United Kingdom on June 12, 2026 at 1:00 p.m. (U.K. Time). We expect the Company Shareholder Meetings (as defined in the accompanying proxy statement), including the Scheme Meeting, will take place immediately before the Company’s Annual General Meeting of Shareholders, which is scheduled to be held on June 12, 2026 at 2:30 p.m. (U.K. Time) (or as soon thereafter as the Company Shareholder Meetings have been concluded or adjourned).

A copy of the Scheme and a copy of the explanatory statement required to be published pursuant to section 897 of the Companies Act are incorporated in the accompanying proxy statement.

Unless the context requires otherwise, any term used but not defined in this notice shall have the meaning given to such term in the accompanying proxy statement.

Voting on the resolution to approve the Scheme will be by poll, which shall be conducted as the Chair of the Scheme Meeting may determine.

Right to appoint a proxy; procedure for appointment

Holders of Scheme Shares may vote in person at the Scheme Meeting or they may appoint another person, whether a member of the Company or not, as their proxy to attend, speak and vote in their stead at the Scheme Meeting. Executed but uninstructed proxies (i.e., proxies that are properly signed, dated and returned but are not marked to tell the proxies how to vote) will be treated as invalid and your Scheme Shares will not be voted at the Scheme Meeting.

v

A holder of Scheme Shares may appoint more than one proxy in relation to the Scheme Meeting, provided that each proxy is appointed to exercise the rights attached to a different share or shares held by that holder. If you return your Form of Proxy and do not appoint a proxy, the Chair of the Company Shareholder Meetings will be appointed as your proxy to attend, speak and vote in respect of your Scheme Shares at the Scheme Meeting. Company Shareholders are strongly encouraged to appoint the Chair of the Company Shareholder Meetings as their proxy.

A BLUE Form of Proxy for use at the Scheme Meeting is enclosed with this Notice of Scheme Meeting. Holders of Scheme Shares held through CREST may also appoint a proxy or proxies using CREST by following the instructions set out beginning on page v of the accompanying proxy statement. Completion and return of a BLUE Form of Proxy, or the appointment of proxies through CREST, electronically via the Proxymity platform at www.proxymity.io (for institutional investors only), will not preclude a holder of Scheme Shares from attending and voting in person at the Scheme Meeting, or any adjournment thereof. If a holder of Scheme Shares attends and votes in person, any previously delivered proxy of such holder will be revoked.

It is requested that BLUE Forms of Proxy (together with any power of attorney or other authority under which they are signed) be returned to Centessa’s Registrar, Computershare, at The Pavilions, Bridgwater Road, Bristol BS99 6ZY by post, courier or hand (or in accordance with the instructions printed on the BLUE Form of Proxy enclosed with this Notice of Scheme Meeting) so as to be received by Computershare not later than 1:00 p.m. (U.K. Time) on June 10, 2026, or, if the Scheme Meeting is adjourned, not less than 48 hours before the time of such adjourned meeting (excluding any part of such 48 hour period falling on a non-working day in the United Kingdom) but, if BLUE Forms of Proxy are not so returned, they may be presented in person to Centessa’s Registrar, Computershare, or to the Chair of the Scheme Meeting at any time before the commencement of the Scheme Meeting (or any adjournment thereof).

If you are an institutional investor, forms of proxy may alternatively be submitted electronically via the Proxymity platform at www.proxymity.io. In order to be considered valid, your proxy must be lodged by 1:00 p.m. (U.K. Time) on June 10, 2026, or if the Scheme Meeting is adjourned, at least 48 hours before the start of the adjourned meeting (excluding any part of such 48 hour period falling on a non-working day in the United Kingdom).

Corporate representatives

As an alternative to appointing a proxy, any Scheme Shareholder that is a corporation may appoint one or more corporate representatives who may exercise on its behalf all of its powers as a member, provided that no more than one corporate representative exercises power over the same share. Only one corporate representative is to be counted in determining whether under section 899(1) of the Companies Act a majority in number of the Scheme Shareholders approved the Scheme. The Chair of the Scheme Meeting may require a corporate representative to produce to Computershare their written authority to attend and vote at the Scheme Meeting at any time before the start of the Scheme Meeting. The representative shall not be entitled to exercise the powers conferred on them by the Scheme Shareholder until any such demand has been satisfied.

Joint holders

In the case of joint holders of Scheme Shares, the vote of the senior who tenders a vote, whether in person or by proxy, will be accepted to the exclusion of the votes of the other joint holder(s) and, for this purpose, seniority will be determined by the order in which the names stand in the register of members of Centessa in respect of the relevant joint holding (the first being the most senior).

Voting Record Time

Entitlement to attend and vote at the Scheme Meeting and the number of votes that may be cast thereat will be determined by reference to the register of members of Centessa at 6:00 p.m. (U.K. Time) on June 10, 2026 or, if

the Scheme Meeting is adjourned, 6:00 p.m. (U.K. Time) on the day which is two days (excluding non-working days in the United Kingdom) before the day of such adjourned meeting. In each case, changes to the register of members of the Company after such time shall be disregarded for these purposes.

By the said order of the Court sanctioning the Scheme of Arrangement under section 899 of the Companies Act, the Court has appointed Francesco De Rubertis, or failing him, any director of the Company to act as Chair of the Scheme Meeting and has directed the Chair to report the result of the Scheme Meeting to the Court.

The Scheme of Arrangement will be subject to the subsequent sanction of the Court.

YOUR VOTE IS IMPORTANT

Your vote at the Scheme Meeting is very important. You are strongly encouraged to submit proxy appointments or voting instructions for the Scheme Meeting as soon as possible. The Transactions cannot be completed unless the Scheme Proposal is approved at the Scheme Meeting.

Dated May 7, 2026

Goodwin Procter (UK) LLP

Sancroft

10-15 Newgate Street

London EC1A 7AZ

United Kingdom

Solicitors for the Company

Notes:

1. Any person to whom this notice is sent who is nominated under section 146 of the Companies Act to enjoy information rights (a “Nominated Person”) may, under an agreement between him/her and the member by whom he/she was nominated have a right to be appointed (or to have someone else appointed) as a proxy for the Scheme Meeting. If a Nominated Person has no such proxy appointment right or does not wish to exercise it, he/she may, under any such agreement, have a right to give instructions to the member as to the exercise of voting rights.

2. The statement of rights of Scheme Shareholders in relation to the appointment of proxies described in this Notice of Scheme Meeting does not apply to Nominated Persons. Such rights can only be exercised by Scheme Shareholders.

THIS NOTICE APPLIES TO ORDINARY SHAREHOLDERS ONLY.

ADS HOLDERS SHOULD REFER TO THE SEPARATE NOTICE SENT BY THE

DEPOSITARY TO

THEM WITH THE PROXY STATEMENT.

CENTESSA PHARMACEUTICALS PLC

(Incorporated in England and Wales

with registered no. 12973576)

Registered office:

3rd Floor

1 Ashley Road

Altrincham, Cheshire

United Kingdom, WA14 2DT

NOTICE OF GENERAL MEETING OF CENTESSA PHARMACEUTICALS PLC

TO BE HELD ON JUNE 12, 2026

NOTICE is hereby given that a general meeting (the “Company GM”) of Centessa Pharmaceuticals plc, a public limited company incorporated under the laws of England and Wales (the “Company” or “Centessa”), will be held on June 12, 2026, at 1:15 p.m. (U.K. Time) (or as soon thereafter as the Scheme Meeting (as defined in the Scheme of Arrangement that is included in the accompanying proxy statement) is concluded or adjourned) at the offices of Goodwin Procter (UK) LLP at Sancroft, 10-15 Newgate Street, London EC1A 7AZ, United Kingdom for the purpose of considering and, if thought fit, passing the following special resolution. We expect the Company Shareholder Meetings (as defined in the accompanying proxy statement), including the Company GM, will take place immediately before Centessa’s Annual General Meeting of Shareholders, which is scheduled to be held on June 12, 2026 at 2:30 p.m. (U.K. Time) (or as soon thereafter as the Company Shareholder Meetings have been concluded or adjourned).

Unless the context requires otherwise, any terms used but not defined in this notice shall have the meaning given to such term in the accompanying proxy statement.

Special Resolution

Amendment of the Articles of Association and General Authorization to Carry Scheme into Effect

(1)

THAT, for the purpose of giving effect to the scheme of arrangement, dated May 7, 2026, between the Company and the holders of Scheme Shares (as defined in such scheme of arrangement), a print of which has been produced to this meeting and for the purposes of identification signed by the chair of this meeting, in its original form or with or subject to any modification, addition, or condition as may be agreed from time to time (including, for the avoidance of doubt, after the date of this resolution), among the Company, LDH XV Corporation (“Purchaser”) and Eli Lilly and Company (“Parent” or “Lilly”) and which (if required) is approved by the High Court of Justice of England and Wales (the “Court”), or which is otherwise imposed by the Court and is mutually acceptable to the Company, Purchaser and Parent each acting reasonably and in good faith (the “Scheme”):

(A)	the directors of the Company (or a duly authorised committee of the directors) be and are hereby authorised to take all such action as they may consider necessary or appropriate for carrying the

Scheme into effect, including (but not limited to) delivering the Court Order to the Registrar of Companies in England and Wales if the Court Order is obtained; and
(B)	with effect from the passing of this resolution, the articles of association of the Company be and are hereby amended by the adoption and inclusion of the following new article 145:

“145 Scheme of Arrangement

(i)

In this article, references to the “Scheme” are to the scheme of arrangement under Part 26 of the Companies Act 2006, among the Company and the holders of Scheme Shares dated May 7, 2026 in its original form or with or subject to any modification, addition or condition as may be agreed between the Company, LDH XV Corporation (“Purchaser”) and Eli Lilly and Company (“Parent”), and which (if required) is approved by the Court, or which is otherwise imposed by the Court and is mutually acceptable to the Company, the Purchaser and Parent each acting reasonably and in good faith and, save as defined in this article, expressions defined in the Scheme shall have the same meanings in this article.

(ii)

Notwithstanding any other provision of these articles or the terms of any resolution, whether ordinary or special, passed by the Company in general meeting, if the Company issues any shares (other than to any member of the Purchaser Group or a nominee of any such person (each such person, a “Purchaser Company”)) at or after the Voting Record Time but before the Scheme Record Time, such shares shall be issued subject to the terms of the Scheme (and shall be Scheme Shares for the purposes of the Scheme) and the original or any subsequent holder or holders of such shares shall be bound by the Scheme accordingly.

(iii)

Subject to the Scheme becoming effective, and notwithstanding any other provision of these articles, if any shares in the Company are issued or transferred to any person other than a Purchaser Company (a “New Member”) after the Scheme Record Time (such shares the “Post-Scheme Shares”), such New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) will be obliged, upon the Scheme becoming effective (or, if later, upon the issue or transfer of the Post-Scheme Shares to such New Member), to transfer immediately all of its Post-Scheme Shares free of all Liens to Purchaser (or to such other person as may be nominated by Purchaser) who shall be obliged to acquire (or procure the acquisition by such other person of) all of the Post-Scheme Shares. In exchange for the transfer of the Post-Scheme Shares, Purchaser (or such other person as has been nominated by Purchaser) shall pay or procure the payment to the New Member of the same Cash Consideration and deliver such number of CVRs as such New Member would have been entitled to receive pursuant to the Scheme had each Post-Scheme Share been a Scheme Share.

(iv)

If, after the Effective Time, the Company Shares shall have been changed to, or exchanged for, a different number or class of shares or securities by reason of any stock dividend, bonus issue, scrip dividend, subdivision, reorganisation, merger, consolidation, reclassification, redesignation, recapitalisation, share split, reverse share split, combination or exchange of shares, or a stock or scrip dividend shall be declared with a record date falling after the Effective Time, or any similar event shall have occurred, then the amount of any Cash Consideration or CVRs due to a New Member for each Post-Scheme Share pursuant to Article 145(iii) above shall be adjusted by the directors of the Company in such manner as the auditors of the Company may determine to be appropriate to provide Purchaser and the New Members holding any Post-Scheme Share(s) with the same economic effect as contemplated by the Scheme prior to such event. References in this article to shares shall, following such adjustment, be construed accordingly.

(v)

To give effect to any transfer of Post-Scheme Shares required by Article 145(iii) above, the Company may appoint any person as attorney and/or agent (the “agent”) for the New Member to execute and deliver as transferor a form of transfer or other instrument or instruction of transfer on behalf of the New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) in favour of Purchaser (or such other person as Purchaser may nominate) and do all such other things and execute and deliver all such documents as may in the opinion of the agent be necessary or

x

desirable to vest the Post-Scheme Shares in Purchaser (or such other person as the Purchaser may nominate) and pending such vesting to exercise all such rights attaching to the Post-Scheme Shares as Purchaser may direct. If an agent is so appointed, the New Member shall not thereafter be entitled to exercise any rights attaching to the Post-Scheme Shares unless so agreed in writing by Purchaser, and the Company may send to the agent any notice, circular, warrant or other document or communication that may otherwise be required to be sent to the New Member as a member of the Company.

(vi)

The Company may give good receipt for the Cash Consideration and CVRs for the Post-Scheme Shares due to the New Member pursuant to Article 145(iii) above and may register Purchaser (or such other person as Purchaser may nominate) as holder of the Post-Scheme Shares and issue to it certificate(s) for the same. The agent shall be empowered to execute and deliver as transferor a form of transfer or other instrument or instruction of transfer on behalf of the New Member (or any subsequent holder). The Company shall not be obliged to issue a certificate to the New Member for any Post-Scheme Shares.

(vii)

Purchaser shall settle (or procure the settlement of) the Cash Consideration and delivery of the CVRs due to the New Member pursuant to Article 145(iii) above within 14 days of the transfer of the Post-Scheme Shares by the New Member to Purchaser (or to such other person as the Purchaser may nominate).

(viii)

Notwithstanding any other provision of these articles, neither the Company nor its directors shall register the transfer of any Scheme Shares effected between the Scheme Record Time and the Effective Time (other than to a Purchaser Company or a nominee of a Purchaser Company pursuant to the Scheme).

(ix)	If the Scheme shall not have become effective by the date referred to in paragraph 10.2 of the Scheme, this article shall cease to be of any effect.”

YOUR VOTE IS IMPORTANT

Your vote at the Company GM is very important. You are strongly encouraged to submit proxy appointments or voting instructions for the Company GM as soon as possible. The Transactions cannot be completed unless the Company Shareholder Resolution is approved at the Company GM.

By Order of the Board

Iqbal Hussain

Company Secretary

May 7, 2026

Registered Office:

3rd Floor 1 Ashley Road, Altrincham, Cheshire, United Kingdom, WA14 2DT

Centessa Pharmaceuticals plc

Registered in England and Wales No. 12973576

Notes:

The following notes explain your general rights as a Company shareholder and your right to attend and vote at the Company GM or to appoint someone else to vote on your behalf. For the avoidance of doubt, references in these notes to “Centessa shareholders” and “Company shareholders” are to holders of Company Shares only, not holders of Company ADSs.

1. In order for the special resolution above to be passed, it must be approved by not less than 75 percent of the votes cast by those present and voting, either in person or by proxy.

2. Company shareholders are entitled to appoint a proxy to exercise any of their rights to attend and to speak and vote on their behalf at the Company GM. A proxy need not be a member of Centessa. A Company shareholder may appoint more than one proxy in relation to the Company GM provided that each proxy is entitled to exercise the rights attached to a different share or shares held by that shareholder. If you return your Form of Proxy and do not appoint a proxy, the Chair of the Company GM will be appointed as your proxy to attend, speak and vote in respect of your Company Shares at the Company GM. Company shareholders are strongly encouraged to appoint the Chair of the Company GM as their proxy.

3. A WHITE Form of Proxy is enclosed for use at this Company GM. To be valid, completed forms of proxy or other instrument appointing a proxy and any power of attorney or other authority, if any, under which it is signed or a notarially certified or office copy of such power or authority must be received at the offices of Centessa’s Registrar, Computershare, The Pavilions, Bridgwater Road, Bristol BS99 6ZY not later than 1:15 p.m. (U.K. Time) on June 10, 2026, or if the Company GM is adjourned, at least 48 hours before the start of the adjourned meeting (excluding any part of such 48 hour period falling on a non-working day in the United Kingdom). As an alternative, Company shareholders can appoint proxies electronically via the Proxymity platform at www.proxymity.io, as set out beginning on page 47 of the accompanying proxy statement. Company shareholders with Company Shares held through CREST may also appoint a proxy or proxies using CREST by following the instructions set out below.

4. The return of a completed Form of Proxy, other such instrument or any CREST Proxy Instruction will not prevent a holder of Company Shares from attending and voting in person at the Company GM (or any adjournment thereof) if he/she wishes to do so. Company shareholders must inform the Company’s Registrar, Computershare, in writing of any termination of the authority of a proxy.

5. Any person to whom this Notice of Company GM is sent who is nominated under section 146 of the Companies Act to enjoy information rights (a “Nominated Person”) may, under an agreement between him/her and the Company shareholder by whom he/she was nominated have a right to be appointed (or to have someone else appointed) as a proxy for the Company GM. If a Nominated Person has no such proxy appointment right or does not wish to exercise it, he/she may, under any such agreement, have a right to give instructions to the member as to the exercise of voting rights.

6. The statement of rights of Company shareholders in relation to the appointment of proxies described in these notes does not apply to Nominated Persons. Such rights can only be exercised by Company shareholders.

7. Company shareholders who hold shares through CREST and who wish to appoint a proxy or proxies for the Company GM or any adjournment(s) by using the CREST electronic proxy appointment service may do so by using the procedures described in the CREST Manual (available at https://my.euroclear.com). CREST Personal Members or other CREST sponsored members, and those CREST members who have appointed a voting service provider(s), should refer to their CREST sponsor or voting service providers, who will be able to take the appropriate action on their behalf.

8. In order for a proxy appointment or instruction made by means of CREST to be valid, the appropriate CREST message must be properly authenticated in accordance with Euroclear’s specifications and must contain the information required for such instructions, as described in the CREST Manual. The message, regardless of whether it constitutes the appointment of a proxy or an amendment to the instructions given to a previously appointed proxy, must, in order to be valid, be transmitted so as to be received by Computershare (ID 3RA50) not later than 1:15 p.m. (U.K. Time) on June 10, 2026, or if the meeting is adjourned, at least 48 hours before the start of the adjourned meeting (excluding any part of such 48 hour period falling on a non-working day in the United Kingdom). For this purpose, the time of receipt will be taken to be the time (as determined by the timestamp applied to the message by the CREST Applications Host) from which Computershare is able to retrieve the message by enquiry to CREST in the manner prescribed by CREST. After this time any change of instructions to proxies appointed through CREST should be communicated to the appointee through other means.

9. Company shareholders who hold shares through CREST (and, where applicable, their CREST sponsors or voting service providers) should note that Euroclear does not make available special procedures in CREST for any particular messages. Normal system timings and limitations will therefore apply in relation to the input of CREST Proxy Instructions. It is the responsibility of the Company shareholders, who hold shares through CREST, to take (or, if the CREST shareholder is a CREST personal shareholder or sponsored shareholder or has appointed a voting service provider, to procure that their CREST sponsor or voting service provider takes) such action as will be necessary to ensure that a message is transmitted by means of the CREST system by any particular time. In this connection, CREST shareholders (and, where applicable, their CREST sponsors or voting service providers) are referred, in particular, to those sections of the CREST Manual concerning practical limitations of the CREST system and timings.

10. Centessa may treat as invalid a CREST Proxy Instruction in the circumstances set out in Regulation 35(5)(a) of the Uncertificated Securities Regulations 2001.

11. If you are an institutional investor you may be able to appoint a proxy electronically via the Proxymity platform at www.proxymity.io, a process which has been agreed by Centessa and approved by Centessa’s Registrar, Computershare. For further information regarding Proxymity, please go to www.proxymity.io. In order to be considered valid, your proxy must be lodged by 1:15 p.m. (U.K. Time) on June 10, 2026, or if the Company GM is adjourned, at least 48 hours before the start of the adjourned meeting (excluding any part of such 48 hour period falling on a non-working day in the United Kingdom). Before you can appoint a proxy via this process you will need to have agreed to Proxymity’s associated terms and conditions. It is important that you read these carefully as you will be bound by them and they will govern the electronic appointment of your proxy.

12. At the Company GM voting on the resolution will be by poll rather than a show of hands. A ‘vote withheld’ option is provided on the WHITE Form of Proxy accompanying this Notice of Company GM, the purpose of which is to enable Company shareholders to abstain from voting on the resolutions. It should be noted that a vote withheld is not a vote in law and will not be counted in the calculation of the proportion of votes ‘For’ and ‘Against’ the relevant resolution. Executed but uninstructed proxies (i.e. proxies that are properly signed, dated and returned but are not marked to tell the proxies how to vote) will be voted in accordance with the recommendation of the Company Board.

13. As at April 30, 2026, being the latest practicable date prior to this notice of Company GM, Centessa’s issued share capital consisted of 154,728,966 Company Shares, all carrying one vote each. Therefore, the total number of voting rights in Centessa as at such latest practicable date is 154,728,966. No Company Shares are held in treasury.

14. Only those Company shareholders registered in Centessa’s register of members as at 6:00 p.m. (U.K. Time) on June 10, 2026 or, if the Company GM is adjourned, 6:00 p.m. (U.K. Time) on the day which is two days (excluding non-working days in the United Kingdom) before the date of such adjourned meeting shall be entitled to attend and vote at this Company GM.

15. Any Company shareholder attending the Company GM in person or by proxy has the right to ask questions. Company shareholders may also send any questions about the business of the Company GM to the Chief Legal Officer in advance of the meeting by email to legal@centessa.com. Emails must be received no less than 48 hours before the start of the Company GM (or any adjournment thereof) and excluding any part of such 48 hour period falling on a non-working day in the United Kingdom. The Chair of the Company GM will endeavor to address all such questions relating to the formal business of the Company GM during the Company GM, unless no response is required to be provided under the Companies Act 2006 or the provision of a response would, at the Chair’s discretion, otherwise be undesirable in the interests of the Company or the good order of the Company GM.

16. Any corporation which is a Company shareholder can appoint one or more corporate representatives who may exercise on its behalf all of its powers as a Company shareholder, provided that they do not do so in relation to the same shares.

17. In the case of joint holders of Company Shares the vote of the senior who tenders a vote, whether in person or by proxy, will be accepted to the exclusion of the other joint holder(s) and for this purpose seniority will be determined by the order in which the names stand in the register of members of Centessa in respect of the relevant joint holding.

18. Company shareholders may not use any electronic address provided in either this Notice of Company GM or any related documents (including the enclosed Form of Proxy) to communicate with Centessa for any purposes other than those expressly stated.

19. If you have sold or otherwise transferred all of your Company Shares, please forward this proxy statement, but not the accompanying Form of Proxy, as soon as possible to the purchaser or transferee or to the person who arranged the sale or transfer so they can pass these documents to the person who now holds the shares. However, such documents should not be forwarded or transmitted in or into any jurisdiction in which such act would constitute a violation of the relevant laws of such jurisdiction.

20. A copy of the proxy statement accompanying this Notice of Company GM is available on Centessa’s website at https://investors.centessa.com/.

21. Copies of Centessa’s articles of association as proposed to be amended by the special resolution are available for inspection at Centessa’s website and also available for inspection at the registered office of Centessa being 3rd Floor 1 Ashley Road, Altrincham, Cheshire, WA14 2DT, United Kingdom during usual business hours on each working day in the United Kingdom up to and including the Effective Date or the date the Scheme lapses or is withdrawn, whichever is earlier.

REFERENCES TO ADDITIONAL INFORMATION

This proxy statement incorporates important business and financial information about Centessa from other documents that Centessa has filed with the U.S. Securities and Exchange Commission (the “SEC”), and that are contained in or incorporated by reference into this proxy statement. For a list of documents incorporated by reference into this proxy statement, please see the section entitled “Where You Can Find More Information.” This information is available through the SEC’s website at www.sec.gov.

You may request copies of this proxy statement and any of the documents incorporated by reference into this proxy statement, without charge, by directing a request to Centessa at:

Centessa Pharmaceuticals plc

3rd Floor

1 Ashley Road

Altrincham

Cheshire WA14 2DT

United Kingdom

Attention: Iqbal Hussain, Company Secretary

+1 (617) 468-5770

In addition, if you have questions about the Transactions or the Company Shareholder Meetings, or if you need to obtain copies of the accompanying proxy statement, proxy cards or other documents incorporated by reference into the accompanying proxy statement:

If you hold Company Shares, you may contact Centessa’s Registrar, Computershare, or Centessa’s proxy solicitor for the Company Shareholder Meetings, Innisfree, using the contact information listed below.

Computershare

Telephone (call charges apply): +44 (0370) 703 6031

between 8:30 a.m. - 5:30 p.m. (U.K. Time, Monday to Friday, excluding public holidays)

Innisfree M&A Incorporated

501 Madison Ave Floor 20

New York, NY 10022

Shareholders in the US and Canada may call toll free:

(877) 800-5198

Shareholders outside the US and Canada may call:

+1 (412) 232-3651

Banks and Brokers may call collect:

(212) 750-5833

If you hold Company ADSs, you may contact Centessa’s Depositary, Citibank, N.A., using the contact information listed below.

Citibank, N.A.

Email: citibank@shareholders-online.com

Shareholders in the US may call toll free:

(877) 248-4237

Shareholders outside the US may call:

+1 (781) 575-4555

In order for you to receive timely delivery of the documents in advance of the Company Shareholder Meetings to be held on June 12, 2026, you must request the information no later than five business days prior to the date of the Company Shareholder Meetings, being June 5, 2026.

ABOUT THIS PROXY STATEMENT

This document constitutes a proxy statement of Centessa under Section 14(a) of the Securities Exchange Act of 1934, as amended. It also constitutes a notice of meeting with respect to the Scheme Meeting and the Company GM and contains an explanatory statement in respect of the Scheme of Arrangement (as required by section 897 of the Companies Act 2006).

Neither Centessa nor any other person has authorized anyone to provide you with information that is different from that contained in or incorporated by reference into this proxy statement, and neither Centessa nor any other person takes any responsibility for, and can provide any assurance as to the reliability of, any information others may give you. This proxy statement is dated May 7, 2026, and you should not assume that the information contained in this proxy statement is accurate as of any date other than such date. Further, you should not assume that the information incorporated by reference into this proxy statement is accurate as of any date other than the date of the incorporated document. The mailing of this proxy statement to Centessa shareholders will not create any implication to the contrary.

This proxy statement is first being mailed or otherwise delivered to Centessa shareholders on or about May 7, 2026.

CERTAIN DEFINITIONS

Unless otherwise indicated or as the context otherwise requires, all references in this proxy statement to:

•	“ADS Cash Consideration” means an amount of cash equal to the Cash Consideration.

•	“ADS Transaction Consideration” means the ADS Cash Consideration plus one CVR.

•	“Business Day” means any day (other than Saturday or Sunday) on which banks are open in New York, New York or London, England.

•	“Cash Consideration” means $38.00 per Company Share in cash, without interest.

•	“Centerview” means Centerview Partners LLC, financial advisor to Centessa.

•	“Closing” means the closing of the Transactions.

•	“Closing Amount” means the Cash Consideration or the ADS Cash Consideration, as applicable.

•	“Closing Date” means the date on which the Closing actually occurs.

•	“Code” means the U.S. Internal Revenue Code of 1986, as amended.

•

“Companies Act” means the United Kingdom Companies Act 2006, as amended from time to time, and any statutory instruments made under it, and every statutory modification or reenactment thereof for the time being in force.

•	“Company” or “Centessa” means Centessa Pharmaceuticals plc, a public limited company incorporated in England and Wales with register number 12973576.

•	“Company 2021 Plan” means the Centessa Pharmaceuticals plc Amended and Restated 2021 Stock Option and Incentive Plan, as amended and/or restated from time to time.

•

“Company ADS” means American depositary shares, each of which represents, as of the entry into the Transaction Agreement, a beneficial ownership interest in one Company Share on deposit with the Depositary or its Custodian or other nominee under the Deposit Agreement, subject to the terms and conditions of the Deposit Agreement.

•	“Company ADS holder” means a registered holder and/or beneficial owner of Company ADSs as the context requires.

•	“Company ADS Voting Record Time” means 6:00 p.m. (Eastern Time) on April 15, 2026.

•	“Company Articles” means the articles of association of Centessa.

•	“Company Board” means the board of directors of Centessa.

•	“Company Cash-Out Stock Option” means each Company Stock Option having an exercise price less than the Closing Amount.

•	“Company Equity Awards” means Company RSUs and Company Stock Options.

•

“Company Equity Plans” means each Company equity incentive plan, inducement award program or other similar plan, program or arrangement under which equity incentive awards are outstanding, including the Company 2021 Plan and any inducement awards, each, as may be amended and restated from time to time, but excluding, for the avoidance of doubt, the Company ESPP.

•	“Company ESPP” means the Centessa Pharmaceuticals plc 2021 Employee Share Purchase Plan, as amended and/or restated from time to time.

•

“Company GM” means the general meeting of the Company Shareholders (and any adjournment or postponement thereof) to be convened in connection with the Scheme of Arrangement in order to vote on the Company Shareholder Resolution, expected to be held as soon as the preceding Scheme Meeting shall have been concluded (it being understood that if the Scheme Meeting is adjourned or postponed, the Company GM shall be correspondingly adjourned or postponed).

•

“Company Plan” means a benefit or compensation plan, policy, program, agreement or arrangement that Centessa or its subsidiaries sponsors, maintains, contributes to or is obligated to contribute to, in each case, for the benefit of any current or former officer, director, employee, worker or individual independent contractor (whether engaged directly or via a personal service company) or other service provider (who is a natural person) of Centessa or its subsidiaries, or under or with respect to which Centessa or its subsidiaries has any liability, other than any plans sponsored or maintained by a governmental body. For clarity, “Company Plans” includes the Company Equity Plans, non-U.S. plans and the Company ESPP.

•	“Company RSU” means each restricted stock unit granted under the Company Equity Plans or otherwise.

•	“Company Shareholder” means a registered holder of Company Shares, from time to time, as shown from time to time on the Company’s register of members.

•

“Company Shareholder Approvals” means (a) the approval of the Scheme of Arrangement by a majority in number representing not less than 75% in value of the members or class of members (as the case may be) present and voting (either in person or by proxy) at the Scheme Meeting (including any separate class meeting which may be required by the Court) and (b) the passing of the Company Shareholder Resolution by members representing not less than 75% of the total voting rights of eligible members present and voting (either in person or by proxy) at the Company GM.

•	“Company Shareholder Meetings” means the Scheme Meeting and the Company GM.

•

“Company Shareholder Resolution” means the special resolution to (A) authorize the directors of Centessa (or a duly authorized committee of the directors) to take all such action as they may consider necessary or appropriate for carrying the Scheme of Arrangement into effect; (B) amend the Company Articles and approve such other matters as may be necessary to facilitate the implementation of the Transactions; and (C) direct the Company Board to deliver the Court Order to the Registrar of Companies in England and Wales if the Court Order is obtained, substantially in the form set out in Annex II to the Transaction Agreement with or subject to any modification or addition that Purchaser, Lilly and Centessa may mutually agree.

•

“Company Shares” means the ordinary shares in the capital of Centessa, each with a nominal value £0.002 per share (which, for the avoidance of doubt, shall include ordinary shares in the capital of Centessa held by the Depositary, the Custodian or their respective nominees in accordance with the Deposit Agreement).

•	“Company Stock Option” means each option to purchase Company Shares granted under the Company Equity Plans or otherwise (excluding, for the avoidance of doubt, the Company ESPP).

•	“Company Underwater Option” means each Company Stock Option having an exercise price that is equal to or greater than the Closing Amount.

•	“Computershare” means Computershare Investor Services plc, the Registrar to Centessa.

•	“Court” means the High Court of Justice of England and Wales.

•	“Court Order” means the order of the Court sanctioning the Scheme of Arrangement under section 899 of the Companies Act.

•	“Court Sanction Hearing” means the Court hearing at which the Court will decide whether to sanction the Scheme of Arrangement.

•

“CREST” means the system for the paperless settlement of trades in securities and the holding of uncertificated securities operated by Euroclear in accordance with the Relevant System of which Euroclear is the “Operator” (as such term is defined in the Regulations).

•	“CREST Manual” means the CREST Manual published by Euroclear as amended from time to time.

•	“Custodian” means the “Custodian” of the deposited property under and as such term is defined in the Deposit Agreement.

•

“CVR” means one non-transferable contingent value right per Scheme Share which shall represent the right to receive the Milestone Payments, if any, upon the terms and subject to the conditions of the CVR Agreement.

•	“CVR Agreement” means the contingent value rights agreement to be entered into at or prior to the Effective Time by Parent, Purchaser and Rights Agent.

•

“Deposit Agreement” means the Deposit Agreement, dated as of June 2, 2021, by and among the Company, the Depositary and all holders and beneficial owners of the Company ADSs issued thereunder (as such agreement is amended, modified or supplemented from time to time).

•	“Depositary” means Citibank, N.A., or such other entity as may from time to time act as the “Depositary” under and as such term is defined in the Deposit Agreement.

•

“Depositary Shares” means those Scheme Shares in respect of which the registered holder (as shown in the register of members of Centessa) is the Depositary or its Custodian or other nominee under the Deposit Agreement holding those Scheme Shares for the Depositary in accordance with the Deposit Agreement.

•

“DR Nominee” means such company falling within section 67(6) and section 93(3) of the Finance Act 1986 as Purchaser may in its sole discretion appoint in order to act as transferee of the Depositary Shares pursuant to the Scheme of Arrangement.

•	“Eastern Time” means the standard time in New York, New York of the United States.

•	“Effective Date” means the date on which the Scheme of Arrangement becomes effective.

•

“Effective Time” means the time at which the Scheme of Arrangement becomes effective (being the time that the Court Order is delivered to the Registrar of Companies in England and Wales in accordance with section 899(4) of the Companies Act).

•	“Euroclear” means Euroclear UK & Ireland Limited, incorporated in England and Wales with registered number 02878738.

•	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

•	“FDA” means the U.S. Food and Drug Administration.

•	“Jefferies” means Jefferies LLC, financial advisor to Centessa.

•	“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

•	“Nasdaq” means the Nasdaq Global Select Market.

•	“Parent” or “Lilly” means Eli Lilly and Company, an Indiana corporation.

•	“Paying Agent” means the commercial bank or trust company appointed by Lilly and reasonably acceptable to Centessa.

•	“Product(s)” means the product candidates referred to as cleminorexton (formerly ORX750), ORX142 and/or ORX489.

•	“Proposals” means the Scheme Proposal and the Company Shareholder Resolution collectively.

•	“Purchaser” means LDH XV Corporation, a Delaware corporation and direct wholly owned subsidiary of Lilly.

•	“Remnant Shares” means the Scheme Shares excluding the Depositary Shares.

•	“Rights Agent” means Computershare Inc., a Delaware corporation, and its affiliate, Computershare Trust Company, N.A., a federally chartered trust company.

•	“Scheme Document Annex” means matters within this proxy statement that relate to the Scheme of Arrangement.

•

“Scheme Meeting” means such meeting(s) (and any adjournment or postponement thereof) convened with the permission of the Court pursuant to section 896 of the Companies Act for the purpose of considering and, if thought fit, approving (with or without modification) the Scheme of Arrangement.

•

“Scheme of Arrangement” or “Scheme” means the proposed scheme of arrangement of Centessa under Part 26 of the Companies Act to effect the Transactions pursuant to the Transaction Agreement, with or subject to any modification, addition or condition which (a) Purchaser, Lilly and Centessa mutually agree and which (if required) is approved by the Court or (b) is otherwise imposed by the Court and mutually acceptable to Purchaser, Lilly and Centessa.

•	“Scheme Proposal” means the proposal at the Scheme Meeting to approve the Scheme of Arrangement.

•	“Scheme Record Time” means 6:00 p.m. (U.K. Time) on the Business Day immediately prior to the Effective Date (or such other date and/or time as Centessa and Purchaser may agree).

•	“Scheme Shareholder” means a holder of one or more Scheme Shares whose names appear in the register of members of Centessa at the Scheme Record Time.

•	“Scheme Shares” means the Company Shares:

(i)	in issue at the date of the Scheme;

(ii)	(if any) issued after the date of the Scheme and prior to the Voting Record Time; and

(iii)

(if any) issued at or after the Voting Record Time and at or prior to the Scheme Record Time, either on terms that the original or any subsequent holders thereof shall be bound by the Scheme or in respect of which the holders thereof shall have agreed in writing to be bound by the Scheme, in each case, remaining in issue at the Scheme Record Time but excluding any Excluded Shares (as defined in the Scheme of Arrangement).

•	“SEC” means the U.S. Securities and Exchange Commission.

•	“Securities Act” means the Securities Act of 1933, as amended.

•	“Transaction Agreement” means the transaction agreement, dated as of March 31, 2026, by and among the Company, Lilly and Purchaser, as it may be amended from time to time.

•	“Transaction Consideration” means the Cash Consideration plus one CVR per Company Share.

•	“Transactions” means each of the transactions contemplated by the Transaction Agreement and the Scheme of Arrangement.

•	“U.K. Time” means the time in London, England.

•

“Voting Agreements” means the voting agreements, dated as of March 31, 2026, entered into by and among Centessa, Lilly and each supporting shareholder signatory thereto in connection with the Transactions, as each may be amended from time to time, a copy of the form of Voting Agreement is attached as Annex C to this proxy statement.

•

“Voting Record Time” means 6:00 p.m. (U.K. Time) on the day which is two days (excluding non-working days in the United Kingdom) prior to the date of the Scheme Meeting or, if the Scheme Meeting is adjourned, 6:00 p.m. (U.K. Time) on the date which is two days (excluding non-working days in the United Kingdom) before the day of such adjourned meeting.

•	“$”, “US dollars” and “USD” are references to United States dollars.

•	“£”, “British pounds” and “GBP” are references to the lawful currency of the United Kingdom.

EXPECTED TIMETABLE OF PRINCIPAL EVENTS

All dates and times are based on Centessa’s current expectations and are subject to change. If any of the dates or times in this expected timetable change, Centessa will publicly announce the changes.

Event	Time and/or Date(1)

Company ADS Voting Record Time	6:00 p.m. (Eastern Time) on April 15, 2026

Publication of this proxy statement	May 7, 2026

Latest time for receipt by the Depositary of Company ADS voting instructions for Scheme Meeting and Company GM	10:00 a.m. (Eastern Time) on June 5, 2026

Latest time for receipt by Centessa’s Registrar of forms of proxy for Scheme Meeting (BLUE Form of Proxy)	1:00 p.m. (U.K. Time) on June 10, 2026(2)

Latest time for receipt by Centessa’s Registrar of forms of proxy for Company GM (WHITE Form of Proxy)	1:15 p.m. (U.K. Time) on June 10, 2026(3)

Voting Record Time	6:00 p.m. (U.K. Time) on June 10, 2026(4)

Scheme Meeting	1:00 p.m. (U.K. Time) on June 12, 2026

Company GM	1:15 p.m. (U.K. Time) on June 12, 2026(5)

The following dates and times associated with the Scheme of Arrangement are presented for illustrative purposes only, are subject to change and will depend on, among other things, the date on which the conditions to the Scheme of Arrangement and the Transactions are satisfied or, if capable of waiver, waived. Centessa will give adequate notice of all of these dates and times, when known, by public announcement. Further updates and changes to these times will be notified in the same way. See also note (1).

Court Sanction Hearing	D

Last day for dealings in Company ADSs on Nasdaq by investors	D+1 Business Day

Scheme Record Time	6:00 p.m. (U.K. Time) on D+1 Business Day
Entitlements to Scheme Shares held within CREST are disabled	as from the Scheme Record Time

Formal suspension by Nasdaq of dealings in Company ADSs	D+2 Business Days

Effective date of the Scheme of Arrangement	D+2 Business Days

Last day for settlement of trades of Company ADSs on Nasdaq	D+2 Business Days(6)

Latest date for payment of consideration in respect of Depositary Shares	at or as promptly as practicable following the Effective Time, and in any event within 14 days of the Effective Time

Latest date for dispatch of cheques and crediting of CREST accounts for the consideration in respect of Remnant Shares	at or as promptly as reasonably practicable after the Effective Time, and in any event no later than 14 days following the Effective Time

(1)	The dates and times given are indicative only and are based on current expectations and are subject to change (including as a result of changes to the regulatory timetable).

(2)

It is requested that the BLUE Form of Proxy for the Scheme Meeting be received by 1:00 p.m. (U.K. Time) on June 10, 2026, or, if the Scheme Meeting is adjourned, 48 hours prior to the time fixed for the adjourned Scheme Meeting (excluding any part of such 48-hour period falling on a non-working day in the United Kingdom). If the BLUE Form of Proxy is not lodged by this time, BLUE Forms of Proxy (together with any power of attorney or other authority, if any, under which it is signed, or a duly certified copy thereof) may be handed to representatives of Computershare or the Chair of the Scheme Meeting before the start of the Scheme Meeting and will still be valid.

(3)

In order to be valid, the WHITE Form of Proxy for the Company GM must be received by 1:15 p.m. (U.K. Time) on June 10, 2026 or, if the Company GM is adjourned, 48-hours prior to the time fixed for the adjourned Company GM (excluding any part of such 48 hour period falling on a non-working day in the United Kingdom).

(4)

If either the Scheme Meeting or the Company GM is adjourned, the Voting Record Time for the relevant adjourned meeting will be 6:00 p.m. (U.K. Time) on the day which is two days (excluding non-working days in the United Kingdom) prior to the date of the adjourned meeting.

(5)	Or as soon thereafter as the Scheme Meeting concludes or is adjourned.
(6)	Holders of Company ADSs at this time will be entitled to the ADS Transaction Consideration in respect of each Company ADS that they hold.

Pages
MATERIAL UNITED KINGDOM TAX CONSEQUENCES OF THE TRANSACTIONS	140
HOUSEHOLDING OF PROXY MATERIALS	142
WHERE YOU CAN FIND MORE INFORMATION	143
ANNEX A – TRANSACTION AGREEMENT
ANNEX B – FORM OF CVR AGREEMENT
ANNEX C – FORM OF VOTING AGREEMENT
ANNEX D – OPINION OF CENTERVIEW PARTNERS LLC
ANNEX E – OPINION OF JEFFERIES LLC

QUESTIONS AND ANSWERS ABOUT THE TRANSACTIONS

AND THE COMPANY SHAREHOLDER MEETINGS

The following questions and answers are intended to briefly address some commonly asked questions regarding the Transactions, the Transaction Agreement and the Company Shareholder Meetings. These questions and answers may not address all questions that may be important to you as a Company Shareholder. Please refer to the section entitled “Summary” and the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to in this proxy statement, which you should read carefully and in their entirety. You may obtain the information incorporated by reference into this proxy statement without charge by following the instructions under the section entitled “Where You Can Find More Information.”

Q.	Why am I receiving this proxy statement?

A.

On March 31, 2026, Centessa entered into the Transaction Agreement, pursuant to which, Purchaser (/or, at Lilly’s election, its nominee(s) or, in respect of the Depositary Shares, the DR Nominee) will acquire the entire issued and to be issued share capital of Centessa by means of the Scheme of Arrangement.

The Transactions are conditional on, among other things, holders of Company Shares approving the Scheme of Arrangement at the Scheme Meeting by the requisite majority and the Company Shareholder Resolution at the Company GM. In order for the Transactions to proceed, it is therefore very important that you vote at both the Scheme Meeting and the Company GM. As set out elsewhere in this proxy statement, the Company Board (excluding Dr. Hedley, who recused herself from the Company Board’s deliberations on and approval of the Transactions) recommends that you vote to approve the Scheme of Arrangement at the Scheme Meeting and in favor of the Company Shareholder Resolution at the Company GM. Instructions on how to vote are set out beginning on page 46, in the case of holders of Company Shares, and page 48, in the case of holders of Company ADSs, of this proxy statement.

We have included in this proxy statement important information about the Transactions, the Transaction Agreement, the CVR Agreement and the Voting Agreements (copies of which are included as Annex A, Annex B and Annex C to this proxy statement, respectively) and the Company Shareholder Meetings. You should read this information carefully and in its entirety. The enclosed forms of proxy (for registered holders of Company Shares) and voting instruction card (for registered holders of Company ADSs) will allow Company Shareholders to vote at the Company Shareholder Meetings without attending.

After completion of the Transactions, Centessa will be a wholly owned subsidiary of Lilly, the Company ADSs will be delisted from Nasdaq and deregistered under the Exchange Act, and Centessa will no longer be required to file periodic reports with the SEC.

We expect the Company Shareholder Meetings will take place immediately before the Company’s Annual General Meeting of Shareholders, which is scheduled to be held on June 12, 2026 at 2:30 p.m. (U.K. Time) (or as soon thereafter as the Company Shareholder Meetings have been concluded or adjourned). Proxy materials for the Annual General Meeting of Shareholders are not included in this proxy statement and will be made available to shareholders separately. The matters to be voted on at the Company Shareholder Meetings are separate from the matters to be voted on at the Company’s Annual General Meeting of Shareholders.

Q.	What is the Scheme of Arrangement?

A.

A “scheme of arrangement” is a court-sanctioned arrangement between an English company (such as Centessa) and its shareholders under Part 26 of the Companies Act, which can be used as a transaction structure to effect an acquisition, takeover or other business combination. A scheme of arrangement enables a buyer to acquire the entire issued share capital of a target company if the scheme of arrangement has been approved by the requisite majority of the target company’s shareholders and the scheme of arrangement has been sanctioned by the Court.

The Transactions will be completed by means of the Scheme of Arrangement, a copy of which is included in this proxy statement, which will enable Purchaser (or, at Lilly’s election, its nominee(s) or, in respect of the Depositary Shares, the DR Nominee) to acquire the entire issued and to be issued share capital of Centessa in accordance with the terms of the Scheme of Arrangement. In order to be effected, the Scheme of Arrangement requires the approval of the requisite majority of Company Shareholders and the sanction of the Scheme of Arrangement by the Court. The Scheme of Arrangement and the votes required by Company Shareholders to approve the Scheme of Arrangement are further described under the section entitled “Scheme Proposal and the Scheme Meeting and the Company GM - Explanatory Statement.”

Q.	What are “Scheme Shares,” “Scheme Shareholders” and the “Scheme Record Time”?

A.	Under the Scheme of Arrangement:

“Scheme Shares” has the meaning set forth in the Scheme of Arrangement, being Centessa ordinary shares:

•	in issue at the date of the Scheme;

•	(if any) issued after the date of the Scheme and prior to the Voting Record Time; and

•

(if any) issued at or after the Voting Record Time and prior to the Scheme Record Time, either on terms that the original or any subsequent holders thereof shall be bound by the Scheme or in respect of which the holders thereof shall have agreed in writing to be bound by the Scheme, in each case, remaining in issue at the Scheme Record Time but excluding any Excluded Shares (as defined in the Scheme of Arrangement).

Under the Scheme of Arrangement, “Scheme Shareholders” means the holders of the Scheme Shares whose names appear in the register of members of Centessa at the Scheme Record Time.

The “Scheme Record Time” has the meaning set forth in the Scheme of Arrangement, being 6:00 p.m. (U.K. Time) on the Business Day immediately prior to the Effective Date (or such other date and/or time as Centessa and Purchaser may agree).

Accordingly, if you are a registered holder of Company Shares and do not sell your shares prior to the Scheme Record Time, your Company Shares will be Scheme Shares and you will be a Scheme Shareholder.

Q.	What will I receive if the Transactions are effected?

A.	If the Transactions are effected:

•

Scheme Shareholders will have the right to receive, in respect of each Scheme Share, (i) the Cash Consideration of $38.00 in cash, without interest, plus (ii) one CVR, which will represent the right to receive the Milestone Payments (as defined herein) if any, at the times and subject to the terms and conditions provided for in the CVR Agreement, in cash, without interest, in each case subject to the terms and conditions set forth in the Transaction Agreement, the CVR Agreement and the Scheme of Arrangement, and less any applicable withholding taxes; and

•

immediately following the Effective Time, holders of Company ADSs as of the Effective Time will have the right to receive, in respect of each Company ADS, (i) the ADS Cash Consideration of $38.00 in cash, without interest, plus (ii) one CVR, which will represent the right to receive the Milestone Payments, if any, at the times and subject to the terms and conditions provided for in the CVR Agreement, in cash, without interest, in each case, subject to the terms and conditions set forth in the Transaction Agreement, the CVR Agreement, the Scheme of Arrangement and the Deposit Agreement and less any applicable withholding taxes.

You will not have any rights with respect to your Company Shares and/or Company ADSs after the completion of the Transactions other than the right to receive the Transaction Consideration or ADS

Transaction Consideration (as applicable). Lilly will bear all fees, charges and expenses that the Company ADS holders are required to bear under the Deposit Agreement in connection with the Transactions, the cancellation of the Company ADSs and the receipt of the ADS Transaction Consideration. No interest will be paid or accrued on any amount payable in respect of the Company ADSs.

Q.	What will holders of Centessa equity compensation awards receive if the Transactions are effected?

A.

At the Effective Time, each Company Stock Option having an exercise price less than the Closing Amount, which we refer to as a Company Cash-Out Stock Option, that is outstanding immediately prior to the Effective Time, whether or not vested, will be canceled, and, in exchange therefor, the holder of such canceled Company Cash-Out Stock Option will be entitled to receive (without interest and less any applicable withholding taxes), in consideration of the cancellation of such Company Cash-Out Stock Option, (A) an amount in cash equal to the product of (1) the total number of Company Shares subject to such Company Cash-Out Stock Option immediately prior to the Effective Time multiplied by (2) the excess, if any, of the Closing Amount over the applicable exercise price per Company Share under such Company Cash-Out Stock Option and (B) one CVR for each Company Share subject to such Company Cash-Out Stock Option immediately prior to the Effective Time (without regard to vesting).

Each Company Stock Option having an exercise price that is equal to or greater than the Closing Amount, which we refer to as a Company Underwater Option, that is outstanding immediately prior to the Effective Time, to the extent not already vested, will become fully vested as of prior to the Effective Time, and the Company shall permit the holders of Company Underwater Options to exercise such Company Underwater Options prior to the Effective Time on a basis that allows the Company Shares acquired pursuant to such exercise to be treated as Scheme Shares at the Effective Time, with any Company Underwater Options that remain outstanding and unexercised as of the Effective Time cancelled for no consideration at the Effective Time, without any action on the part of Purchaser, the Company or any other person.

At the Effective Time, unless otherwise provided in the applicable award agreement, each Company RSU that is outstanding and unvested will immediately become fully vested as of immediately prior to the Effective Time, and as of the Effective Time, will be automatically cancelled, and, in exchange therefor, the holder of such canceled Company RSU will be entitled to receive (without interest) (A) an amount in cash (less applicable withholding taxes) equal to the product of (1) the total number of Company Shares subject to such Company RSU immediately prior to the Effective Time, multiplied by (2) the Closing Amount and (B) one CVR for each Company Share subject to such Company RSU immediately prior to the Effective Time (without regard to vesting).

Q.	What are Company Shareholders being asked to consider and approve?

A.	Company Shareholders are being asked to consider and approve the following resolutions at the Company Shareholder Meetings:

Proposal	Description	Company Board Recommendation	Approval required to complete the Transactions
Scheme Meeting

1. Scheme Proposal	To approve the Scheme of Arrangement.	FOR	Yes

Company GM 1. Company Shareholder Resolution	To (i) authorize the Company Board to take all such action as they may consider necessary or appropriate for carrying the Scheme of Arrangement into effect; (ii) amend the Company Articles and approve such other matters as may be necessary to facilitate the Transactions and/or the Scheme of	FOR	Yes

Proposal	Description	Company Board Recommendation	Approval required to complete the Transactions
Arrangement; and (iii) direct the Company Board to deliver the Court Order to the Registrar of Companies in England and Wales if the Court order is obtained, substantially in the form set out in Annex II to the Transaction Agreement, with or subject to any modification or addition that Lilly, Purchaser and Centessa may mutually agree.

The Transactions cannot be completed unless each of the Scheme Proposal and the Company Shareholder Resolution is passed. Each copy of this proxy statement mailed to registered holders of Company Shares is accompanied by two forms of proxy with instructions for voting.

For registered holders of Company Shares, the BLUE Form of Proxy corresponds to the Scheme Meeting and the WHITE Form of Proxy corresponds to the Company GM. The Depositary will mail to registered holders of Company ADSs as of the Company ADS Voting Record Time (i) a Depositary Notice of Scheme Meeting and Company GM for the Company, (ii) a voting instruction card and (iii) this proxy statement. You are encouraged to submit a proxy (by post, online or electronically through CREST) or voting instructions for each of the Scheme Meeting and the Company GM as soon as possible. If you hold Company Shares or Company ADSs indirectly through a broker, bank, trust company or other nominee you must rely on the procedures of such broker, bank, trust company or other nominee in order to submit your voting instructions for both the Scheme Meeting and the Company GM. Providing voting instructions via a broker, bank, trust company or other nominee may require the provision of information by a particular deadline, well in advance of the deadline to submit proxies or voting instructions, and therefore you are encouraged to reach out to such broker, bank, trust company or other nominee as quickly as possible.

If the Scheme of Arrangement becomes effective, it will be binding on all Scheme Shareholders, including Scheme Shareholders who vote against the Scheme Proposal.

Q.	How does the Company Board recommend that I vote at the Company Shareholder Meetings?

A.

The Company Board (excluding Dr. Hedley, who recused herself from the Company Board’s deliberations on and approval of the Transactions) recommends that Company Shareholders vote “FOR” the Scheme Proposal at the Scheme Meeting and “FOR” the Company Shareholder Resolution at the Company GM. See the section entitled “The Transaction—Recommendation of the Company Board; Centessa’s Reasons for the Transaction.”

Q.	What are the Company Shareholder Meetings?

A.	Centessa is holding two separate Company Shareholder meetings in connection with the Transactions:

•

Scheme Meeting: In order for the Scheme of Arrangement to become effective, the Scheme of Arrangement must be approved by the requisite majority of Company Shareholders. This approval is to be obtained at the Scheme Meeting, which is convened with the permission of the Court. The purpose of the Scheme Meeting is to allow the Court to ascertain whether Company Shareholders are in favor of the Scheme of Arrangement.

•	Company GM: In addition to the approval of the Scheme of Arrangement at the Scheme Meeting, certain additional resolutions regarding the Transactions are proposed to be approved at the Company GM.

Centessa is also holding its Annual General Meeting of Shareholders on June 12, 2026 at 2:30 p.m. (U.K. Time) (or as soon thereafter as the Company Shareholder Meetings have been concluded or adjourned). Proxy materials for the Annual General Meeting of Shareholders are not included in this proxy statement and will be made available to shareholders separately. The matters to be voted on at the Company Shareholder Meetings are separate from the matters to be voted on at the Annual General Meeting of Shareholders.

Q.	When and where are the Scheme Meeting and the Company GM?

A.

The Scheme Meeting will be held at the offices of Goodwin Procter (UK) LLP at Sancroft, 10-15 Newgate Street, London, EC1A 7AZ, United Kingdom on June 12, 2026 at 1:00 p.m. (U.K. Time). The Company GM will be held at the offices of Goodwin Procter (UK) LLP at Sancroft, 10-15 Newgate Street, London, EC1A 7AZ, United Kingdom on June 12, 2026 at 1:15 p.m. (U.K. Time) (or as soon thereafter as the Scheme Meeting shall have been concluded or adjourned). We expect the Company Shareholder Meetings will take place immediately before the Company’s Annual General Meeting of Shareholders, which is scheduled to be held on June 12, 2026 at 2:30 p.m. (U.K. Time) (or as soon thereafter as the Company Shareholder Meetings have been concluded or adjourned).

A registered Company Shareholder entitled to attend and to speak and vote at the Scheme Meeting and the Company GM may appoint a proxy to attend and to speak and vote in his/her place by following the instructions set out in the notes to the Notice of Scheme Meeting and the Notice of Company GM set out in this proxy statement. A registered Company Shareholder may appoint more than one proxy in relation to each of the Scheme Meeting and the Company GM, provided that each proxy is appointed to exercise the rights attached to a different share or shares held by that registered Company Shareholder. A proxy need not be a member of Centessa. The appointment of a proxy will not preclude shareholders entitled to attend and vote at the meeting (or at any adjournment(s) thereof) from doing so in person if they wish.

Company Shareholders are strongly encouraged to appoint the Chair of the Company Shareholder Meetings as their proxy.

Q.	What is the Voting Record Time? What is the Company ADS Voting Record Time?

A.

The holders of Company Shares that will be entitled to vote at the Company Shareholder Meetings are those listed in Centessa’s register of members as of the Voting Record Time, which is 6:00 p.m. (U.K. Time) on June 10, 2026 or, if the Scheme Meeting and/or Company GM is adjourned, 6:00 p.m. (U.K. Time) on the date which is two days (excluding non-working days in the United Kingdom) before the date fixed for the adjourned meeting(s).

The holders of Company ADSs that will be entitled to provide voting instructions to the Depositary in respect of the Company Shareholder Meetings are those registered as a holder of Company ADSs in the ADS register maintained by the Depositary as of the Company ADS Voting Record Time, which is 6:00 p.m. (Eastern Time) on April 15, 2026.

Q.	Who can attend and vote at the Scheme Meeting and Company GM?

A.

If you are a “shareholder of record”: Each holder of Company Shares who is entered in Centessa’s register of members at the Voting Record Time will be entitled to attend and vote on all resolutions to be put to the Scheme Meeting and the Company GM, respectively.

If either meeting is adjourned, only those holders of Company Shares on the register of members at 6:00 p.m. (U.K. Time) on the date which is two days (excluding non-working days in the United Kingdom) prior to the date of the adjourned meeting will be entitled to attend and vote.

If you hold Company Shares via a broker, bank, trust company or other nominee: If you hold your Company Shares through a broker, bank, trust company or other nominee, as a matter of English law your name will not be entered in the Company’s register of members. You will need to contact your broker, bank, trust company or other nominee in order to submit your voting instructions for both the Scheme Meeting and the Company GM. Providing voting instructions via a broker, bank, trust company or other nominee may require the provision of information by a particular deadline, well in advance of the deadline to submit proxies or voting instructions, and therefore you are encouraged to reach out to such broker, bank, trust company or other nominee as quickly as possible.

If you are a beneficial holder but not the legal holder of Company Shares then, as a matter of English law, your name is not entered in Centessa’s register of members. Accordingly, if you wish to attend and vote directly (i.e., in your own name) at the Scheme Meeting or Company GM, you must become a registered holder of Company Shares by arranging for the completion of a stock transfer form or submission of a CREST stock withdrawal by the applicable registered holder in respect of the Company Shares that you wish to be transferred into your name, pay any related UK stamp duty, if applicable. Completed stock transfer form and related documentation should be sent to the Company’s Registrar, Computershare at The Pavilions, Bridgwater Road, Bristol BS99 6ZY, United Kingdom. Beneficial holders who wish to attend and vote directly at the Scheme Meeting or Company GM should send such stock transfer form (or action such CREST stock withdrawal) in respect of their Company Shares to permit processing to be completed by Computershare prior to the Voting Record Time.

If you are a Company ADS holder: Company ADS holders are not entitled to attend or vote directly at the Scheme Meeting or the Company GM. Instead, Company ADS holders on the Company ADS register as at the Company ADS Voting Record Time will be eligible, subject to the terms and conditions of the Deposit Agreement, to provide the Depositary with voting instructions for the Company Shareholder Meetings and will be sent a Depositary Notice of Scheme Meeting and Company GM for Centessa as well as a Company ADS voting instruction card to be completed and returned in accordance with the instructions printed thereon. The Company ADS voting instructions must be received by the Depositary no later than 10:00 a.m. (Eastern Time) on June 5, 2026 or, if either the Scheme Meeting or the Company GM is adjourned, such later date as may be notified by the Depositary.

Holders of Company ADSs who hold their Company ADSs indirectly through a broker, bank, trust company or other nominee must rely on the procedures of such broker, bank, trust company or other nominee in order to assert the rights of a Company ADS holder to issue voting instructions for the Company Shareholder Meetings to the Depositary. If this applies to you, we encourage you to consult your broker, bank, trust company or other nominee as soon as possible. Please vote in accordance with the instructions sent to you by your broker, bank, trust company or other nominee as soon as possible.

If you are a Company ADS holder and you wish to attend or vote directly (whether in person or by proxy) at the Scheme Meeting or the Company GM, see the question entitled “—Can a Company ADS holder attend and vote directly at the Scheme Meeting or Company GM?”

Q.	Can a Company ADS holder attend and vote directly at the Scheme Meeting or Company GM?

A.

If you are a Company ADS holder and you wish to attend or vote directly (whether in person or by proxy) at the Scheme Meeting or the Company GM, you must elect to become a shareholder of record by surrendering some or all of your Company ADSs to the Depositary in exchange for the Company Shares represented by those Company ADSs, in accordance with the terms and conditions of the Deposit Agreement, so as to become a registered holder of Company Shares prior to the Voting Record Time. Pursuant to the terms of the Deposit Agreement, the Depositary is entitled to receive a cancellation fee of $5.00 per 100 Company ADSs cancelled (or a fraction thereof), from each Company ADS holder who cancels some or all of their Company ADSs.

Company ADS holders who take such steps (as described below) to cancel their Company ADSs and become a Company Shareholder in the register of members of the Company before the Voting Record Time will have the right to attend both of the Company Shareholder Meetings (in person or by proxy) and/or, if they are a Company Shareholder at the time of the Court Sanction Hearing, be represented by counsel to support or oppose the sanctioning of the Scheme at the Court Sanction Hearing.

If you are a Company ADS holder of record: If you are a registered holder of Company ADSs, in order to surrender your Company ADSs and withdraw the underlying Company Shares prior to the Voting Record Time, you are advised to present your Company ADSs to the Depositary for cancellation as soon as possible, and in all cases must be received by the Depositary no later than 10:00 a.m. (Eastern Time) on June 5, 2026 (subject to the relevant Company ADS holder’s compliance with the terms of the Deposit Agreement and payment of the Depositary’s fees), together with, as may be applicable:

•

delivery instructions for the Company Shares represented by such Company ADSs (including, if applicable, the name and address of the person who will be the registered holder of such Company Shares); and

•

certain certifications and agreements of persons surrendering ADSs for the purposes of withdrawal of Company Shares with respect to, among other things, the beneficial ownership and/or voting of such Company ADSs in a form provided by the Depositary.

If you hold your Company ADSs via a broker, bank, trust company or other nominee: If you hold Company ADSs indirectly through a broker, bank, trust company or other nominee you should promptly contact your broker, bank, trust company or nominee to find out what actions are required to cancel the Company ADSs. If this applies to you, we encourage you to consult your broker, bank, trust company or nominee as soon as possible.

Q.	What is the quorum requirement for the Company GM?

A.

The presence at the Company GM of one or more qualifying persons (as defined in the Company Articles) present, in person or by proxy or corporate representative, who represent at least 33 1/3% of the issued shares (excluding any shares held as treasury shares) entitled to attend and vote on the business to be transacted at the Company GM is necessary to constitute a quorum.

Q.	What is the required vote for the Proposals?

A.

The Scheme Proposal must be approved by a majority in number representing not less than 75% in value of the members or class of members (as the case may be) present and voting (either in person or by proxy) at the Scheme Meeting (including any separate class meeting which may be required by the Court).

If you are a Company ADS holder, it is the underlying Company Shares voted by the Depositary at your direction which will be counted for the purposes of the above tests. While all of the Company Shares voted by the Depositary will count towards the 75% in value test, it is important to be aware that, because the Depositary’s nominee is the registered holder of the Company Shares underlying your Company ADSs, you will not yourself be counted towards the majority in number test. Accordingly, if you wish to be counted towards the majority in number test, you must elect to become a shareholder of record by surrendering at least one of your Company ADSs to the Depositary in exchange for the Company Shares represented by those Company ADSs, in accordance with the terms and conditions of the Deposit Agreement, so as to become a registered holder of Company Shares prior to the Voting Record Time.

The Company Shareholder Resolution must be approved by members representing not less than 75% of the total voting rights of eligible members present and voting (either in person or by proxy) at the Company GM.

Q.	What happens if I sell my Company Shares or Company ADSs before completion of the Transactions?

A.

If you are a holder of Company Shares, in order to receive the Transaction Consideration for your Company Shares, you must hold your Company Shares at the Scheme Record Time. Consequently, if you transfer your Company Shares before the Scheme Record Time, you will have transferred your right to receive the Transaction Consideration if the Transactions are completed.

The Voting Record Time and Company ADS Voting Record Time, which determine the Company Shareholders entitled to vote at the Company Shareholder Meetings and Company ADS holders entitled to provide voting instructions for both the Scheme Meeting and the Company GM to the Depositary in accordance with the terms of the Deposit Agreement, respectively, are earlier than the Scheme Record Time. If you are a holder of Company Shares and you transfer your Company Shares after the Voting Record Time but prior to the Scheme Record Time, you will retain any rights you hold to vote at the Company Shareholder Meetings but will not have the right to receive the consideration under the Scheme of Arrangement.

If you are a Company ADS holder, in order to receive the ADS Transaction Consideration for your Company ADSs, you must not have sold your Company ADSs prior to the Effective Time (including not having sold prior to the Effective Time in trades that will settle after the Effective Time). Consequently, if you transfer your Company ADSs before the Effective Time, you will not be entitled to receive the ADS Transaction Consideration. Centessa intends to instruct Nasdaq to halt trading of Company ADSs before the open of trading on the Closing Date.

Q.	Does my vote matter?

A.

Yes. It is important that eligible Company Shareholders vote at both of the Company Shareholder Meetings and that holders of Company ADSs issue voting instructions to the Depositary to vote at both of the Company Shareholder Meetings on their behalf.

The Transactions cannot be completed unless the Scheme Proposal is approved at the Scheme Meeting and the Company Shareholder Resolution is approved at the Company GM.

Q.	What do I need to do now?

A.

If you are a “shareholder of record”: If you hold Company Shares registered in your own name at the Voting Record Time, you are entitled to attend the Scheme Meeting and the Company GM to vote either in person or to appoint another person or persons as your proxy or proxies to attend and vote on your behalf, in accordance with the procedures further outlined in this proxy statement. You are strongly encouraged to appoint the Chair of the Company Shareholder Meetings as your proxy.

If you hold Company Shares via a broker, bank, trust company or other nominee: If you hold Company Shares indirectly through a broker, bank, trust company or other nominee, you must rely on the procedures of such broker, bank, trust company or other nominee in order to assert the rights of a holder of Company Shares to vote at the Company Shareholder Meetings. If this applies to you, we encourage you to consult your broker, bank, trust company or other nominee as soon as possible.

If you are a beneficial holder but not the legal holder of Company Shares then, as a matter of English law, your name is not entered in the Company’s register of members. Accordingly, if you wish to attend and vote directly (i.e., in your own name) at the Scheme Meeting or Company GM, you must become a registered holder of Company Shares by arranging for the completion of a stock transfer form or submission of a CREST stock withdrawal by the applicable registered holder in respect of the Company Shares that you wish to be transferred into your name, pay any related UK stamp duty, if applicable. Completed stock transfer form and related documentation should be sent to the Company’s Registrar, Computershare at The Pavilions, Bridgwater Road, Bristol BS99 6ZY, United Kingdom. Beneficial holders who wish to attend and vote directly at the Scheme Meeting or Company GM should send such stock transfer form (or action such CREST stock withdrawal) in respect of their Company Shares to permit processing to be completed by Computershare prior to the Voting Record Time.

If either Company Shareholder Meeting is adjourned, only those holders of Company Shares on the register of members at 6:00 p.m. (U.K. Time) on the day which is two days (excluding non-working days in the United Kingdom) before the adjourned meeting will be entitled to attend and vote.

If you are a Company ADS holder: Company ADS holders are not entitled to vote directly at the Scheme Meeting or the Company GM. Instead, Company ADS holders on the Company ADS register as at the Company ADS Voting Record Time will be eligible, subject to the terms and conditions of the Deposit Agreement, to provide the Depositary with voting instructions for the Company Shareholder Meetings and will be sent a Depositary Notice of Scheme Meeting and Company GM for Centessa as well as a Company ADS voting instruction card to be completed and returned in accordance with the instructions printed thereon. The Company ADS voting instructions must be received by the Depositary no later than 10:00 a.m. (Eastern Time) on June 5, 2026, or, if either the Scheme Meeting or the Company GM is adjourned, such later date as may be notified by the Depositary.

Holders of Company ADSs who hold their Company ADSs indirectly through a broker, bank, trust company or other nominee must rely on the procedures of such broker, bank, trust company or other nominee in order to assert the rights of a Company ADS holder to issue voting instructions for the Company Shareholder Meetings to the Depositary. If this applies to you, we encourage you to consult your broker, bank, trust company or other nominee as soon as possible. Please vote in accordance with the instructions sent to you by your broker, bank, trust company or other nominee as soon as possible.

The Depositary will collate all votes properly and timely submitted by holders of Company ADSs and submit a vote on behalf of all such holders.

If you are a Company ADS holder and you wish to attend or vote directly (whether in person or by proxy) at the Scheme Meeting or the Company GM, see the question entitled “—Can a Company ADS holder attend and vote directly at the Scheme Meeting or Company GM?”

Q.	Why did I receive two forms of proxy as a holder of Company Shares?

A.

Each registered holder of Company Shares has been sent a BLUE Form of Proxy for use in respect of the Scheme Meeting and a WHITE Form of Proxy for use in respect of the Company GM. If you have not received two forms of proxy, please contact Computershare using the details set out on page 14 of this proxy statement.

As an alternative to completing and returning the printed BLUE and WHITE Forms of Proxy, proxies may be appointed electronically by logging on to the website www.investorcentre.co.uk/proxy and following the instructions therein, as further explained in the Notes to the Notices of the Company Shareholder Meetings. If you are an institutional investor, you may be able to appoint a proxy electronically via the Proxymity platform, a process which has been agreed by the Company and approved by Computershare. For further information regarding Proxymity, please go to www.proxymity.io.

If you hold Company Shares in uncertificated form through CREST and wish to appoint a proxy or proxies for the Company Shareholder Meetings (or any adjournment thereof) by using the CREST electronic proxy appointment service, you may do so by using the procedures described in the CREST Manual, and as further explained in the Notes to the Notices of the Company Shareholder Meetings.

Your vote is very important. You are encouraged to submit a proxy card (by post, online or electronically through CREST) for BOTH the Scheme Meeting and the Company GM as soon as possible. The Transactions cannot be completed unless the Scheme Proposal is approved at the Scheme Meeting and the Company Shareholder Resolution is approved at the Company GM.

Q.	What happens if I do not vote or abstain from voting?

A.

Holders of Company Shares: If you are the registered holder of Company Shares and do not vote and do not appoint another person as your proxy to attend and vote on your behalf, your Company Shares will not be counted for purposes of determining whether a quorum is present at the Company GM or for calculating the proportion of votes “FOR” and “AGAINST” the Proposals at the Company Shareholder Meetings.

If your Company Shares are held by a broker, bank, trust company or other nominee, you will need to contact your broker, bank, trust company or other nominee in order to confirm the answer to this question. However, if you do not instruct your broker, bank, trust company or other nominee how to vote your Company Shares, we expect that such shares will not be voted by your broker, bank, trust company or other nominee on your behalf or counted for purposes of calculating the proportion of votes “FOR” and “AGAINST” the Proposals at the Company Shareholder Meetings.

There is a “WITHHELD” option to enable you to abstain on the Company Shareholder Resolution at the Company GM (but not the Scheme Meeting). A vote withheld will count towards the quorum at the Company GM, however, because a vote withheld is not a vote in law, it will not be counted in the calculation of the proportion of votes “FOR” and “AGAINST” the Company Shareholder Resolution at the Company GM and therefore will have no effect on the outcome of the Company Shareholder Resolution at the Company GM.

Assuming a quorum is present at the Company GM, failures to vote and withheld votes will have no effect on the outcome of the Company Shareholder Resolution.

Holders of Company ADSs: Registered holders of Company ADSs should instruct the Depositary how to vote the Company Shares underlying their Company ADSs at the Company Shareholder Meetings using one of the methods specified in the ADS voting instruction cards, subject to and in accordance with the terms of the Deposit Agreement.

In accordance with the terms of the Deposit Agreement, holders of Company ADSs who do not provide the Depositary with voting instructions on or before 10:00 a.m. (Eastern Time) on June 5, 2026 will be deemed to have instructed the Depositary to give a discretionary proxy to a person designated by Centessa to vote the Company Shares underlying such holder’s Company ADSs at the Company Shareholder Meetings unless, among other things, Centessa instructs the Depositary that it does not wish for such a proxy to be given. Centessa has instructed the Depositary that it does not wish for such discretionary proxy to be given if the Depositary does not receive timely voting instructions from Company ADS holders for the Company Shareholder Meetings. Accordingly, if the Depositary does not receive timely voting instructions for the Company Shareholder Meetings from a Company ADS holder, the Company Shares underlying such holder’s Company ADSs will not be represented at the Company Shareholder Meetings and will not be voted at the Company Shareholder Meetings.

If your Company ADSs are held by a broker, bank, trust company or other nominee, you will need to contact your broker, bank, trust company or other nominee in order to confirm the answer to this question. However, if you do not instruct your broker, bank, trust company or other nominee how to vote your Company ADSs, we expect that your Company ADSs will not be voted by your broker, bank, trust company or other nominee on your behalf or counted for purposes of calculating the proportion of votes “FOR” and “AGAINST” the Proposals at the Company Shareholder Meetings.

A “broker non-vote” occurs when a broker, bank, trust company or other nominee returns a valid proxy but does not vote on a particular proposal because such broker, bank, trust company or other nominee does not have discretionary authority to vote on the matter and has not received specific voting instructions from the beneficial owner of such shares. Centessa does not expect any broker non-votes at the Company Shareholder Meetings because the rules applicable to brokers, banks, trust companies and other nominees only provide them with discretionary authority to vote on proposals that are considered routine, whereas the Proposals are considered non-routine.

Q.	How will my Company Shares be voted if I do not specify how they should be voted?

A. All Company Shares entitled to vote and represented by properly completed proxies received prior to 1:00 p.m. (U.K. Time) on June 10, 2026, in the case of the Scheme Meeting, and 1:15 p.m. (U.K. Time) on June 10, 2026, in the case of the Company GM, and not revoked, will be voted at the Scheme Meeting and Company GM as instructed on the proxies. However, if you properly complete, sign and return a proxy card, but do not indicate how your Company Shares should be voted, your proxy will be treated as follows:

•

Scheme Meeting: If you properly complete, sign and return a proxy card for the Scheme Meeting, but do not indicate how your Company Shares should be voted on the Scheme Proposal, your proxy will be invalid.

•

Company GM: If you properly complete, sign and return a proxy card for the Company GM, but do not indicate how your Company Shares should be voted on the Company Shareholder Resolution, the Company Shares represented by your proxy will be voted as the Company Board recommends and, therefore, will be voted “FOR” the approval of the Company Shareholder Resolution at the Company GM.

If you hold Company ADSs, and are not otherwise a holder of Company Shares in the register of members of the Company, you will not be able to submit a form of proxy. For additional information on the consequence of failing to provide voting instructions to the Depositary or your broker, bank, trust company or other nominee, as applicable, see “—What happens if I do not vote or abstain from voting?—Holders of Company ADSs” above.

Q.	Can I change or revoke my proxy or voting instructions or change my vote after I have delivered my proxy or voting instructions?

A.	Yes. If you are a registered holder of Company Shares, you can do this in any of the following ways:

(i)

by sending an email to webcorres@computershare.co.uk, at any time before the Scheme Meeting (in respect of the BLUE Form of Proxy) or at least 48 hours (excluding any part of such 48 hour period falling on a non-working day in the United Kingdom) before the Company GM (in respect of the WHITE Form of Proxy), stating that you would like to revoke your proxy;

(ii)

by completing, signing and dating another proxy card and returning it by mail in time to be received at least 48 hours (excluding any part of such 48-hour period falling on a non-working day in the United Kingdom) before the Scheme Meeting and/or Company GM, as applicable, or by submitting a later dated proxy online or electronically via CREST to be transmitted so as to be received by Centessa’s Registrar not later than 48 hours (excluding any part of such 48-hour period falling on a non-working day in the United Kingdom) before the relevant Company Shareholder Meeting, in which case your later-submitted proxy will be recorded and your earlier proxy revoked;

(iii)

by notifying our Company Secretary in writing that you are revoking your proxy, which notification must be received at our registered office before the relevant Company Shareholder Meeting to be effective; or

(iv)	by attending and voting in person.

Please note, however, that only your last validly delivered or received proxy will count (regardless of its date or of the date of its execution).

If your Company Shares are held in an account by a broker, bank, trust company or other nominee and you desire to change your vote, you should contact your broker, bank, trust company or other nominee for instructions on how to do so.

If you are a registered holder of Company ADSs, you can revoke or change your previous voting instruction by delivering a revocation or modified voting instruction to the Depositary (in the manner specified by the Depositary in the applicable Depositary directions on how to vote Company ADSs) that is received by the Depositary by 10:00 a.m. (Eastern Time) on June 5, 2026, or, if either the Scheme Meeting or the Company GM is adjourned, such later date as may be notified by the Depositary. If your Company ADSs are held in an account by a broker, bank, trust company or other nominee and you desire to change your vote, you should contact your broker, bank, trust company or other nominee for instructions on how to do so.

Q.	What are the conditions to completion of the Transactions?

A.

In addition to the approval of the Scheme Proposal at the Scheme Meeting and the Company Shareholder Resolution at the Company GM as described above, completion of the Transactions is subject to the sanction of the Scheme of Arrangement by the Court and the satisfaction (or, to the extent permitted by applicable law, waiver) of a number of other conditions, including the receipt of required antitrust clearances, and the Company’s, Purchaser’s and Lilly’s performance of their respective obligations under the Transaction Agreement in all material respects. For a more complete summary of the conditions that must be satisfied or waived prior to completion of the Transactions, see the section entitled “The Transaction Agreement—Conditions to Complete the Transactions.”

Q.	When do you expect the Transactions to be completed?

A.

Subject to the satisfaction (or, to the extent permitted by applicable law, waiver) of the closing conditions described under the section entitled “The Transaction Agreement—Conditions to Complete the Transactions,” including the approval by Company Shareholders of the Scheme Proposal and the Company Shareholder Resolution and the sanction of the Scheme of Arrangement by the Court, Centessa and Lilly expect that the Transactions will be completed by the third quarter of 2026. However, it is possible that factors outside the control of both companies could result in the Transactions being completed at a different time or not at all.

Q.	What are the material United States federal income tax consequences of the Transactions to U.S. Holders?

A.

The exchange of Company Shares or Company ADSs for cash and CVRs pursuant to the Transactions will be a taxable transaction for U.S. federal income tax purposes for U.S. holders (as defined in the section entitled “Material United States Federal Income Tax Consequences of the Transactions”). The amount of gain or loss a U.S. holder recognizes, and the timing and character of such gain or loss, depend on the U.S. federal income tax treatment of the CVRs, which is subject to uncertainty. The installment method of reporting any gain attributable to the receipt of a CVR generally will not be available and Lilly intends to treat a U.S. holder’s receipt of a CVR pursuant to the Transactions as the receipt of additional consideration paid in the Transactions as part of a “closed transaction.” As part of a closed transaction for U.S. federal income tax purposes, and subject to the “passive foreign investment company” rules discussed below under the section entitled “Material United States Federal Income Tax Consequences of the Transactions,” a U.S. holder who sells Company Shares or Company ADS pursuant to the Transactions generally will recognize capital gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between (i) the amount of cash received plus the fair market value (determined as of the closing) of any CVRs received in the Transactions and (ii) the U.S. holder’s adjusted tax basis in the Company Shares or Company ADS sold pursuant to the Transactions. See the section entitled “Material United States Federal Income Tax Consequences of the Transactions” for a more detailed discussion of the U.S. federal income tax treatment of the Transactions. Holders of Company Shares or Company ADSs should consult their tax advisors concerning the material U.S. federal income tax consequences relating to the Transactions in light of their particular circumstances and any consequences arising under the laws of any state, local or non-U.S. taxing jurisdiction.

Q.	What is the hearing of the court to sanction the Scheme of Arrangement?

A.

Under the Companies Act, the Scheme of Arrangement requires the sanction of the Court before it can become effective. The Court Sanction Hearing is currently expected to be held by the third quarter of 2026. Holders of Company Shares are entitled to attend the Court Sanction Hearing, should they wish to do so, in person or through counsel. Instructions for attending the Court Sanction Hearing will be publicized in due course.

Following sanction of the Scheme of Arrangement by the Court, the Scheme of Arrangement will become effective in accordance with its terms upon a copy of the Court Order being delivered to the Registrar of Companies in England and Wales.

Q.	What happens if the Transactions are not completed?

A.

If the Scheme Proposal or Company Shareholder Resolution are not approved by Company Shareholders, or if the Transactions are not completed for any other reason, Company Shareholders will not receive any payment for their Company Shares (and Company ADS holders will accordingly not receive any payment in respect of their Company ADSs) in connection with the Transactions. Instead, Centessa will remain an independent public company and the Company Shareholders and Company ADS holders will continue to own their Company Shares and Company ADSs. The Company ADSs will continue to be registered under the Exchange Act and listed on Nasdaq. Under certain circumstances, if the Transactions are not completed, Centessa may be obligated to pay Lilly (or its designee) a termination fee in the amount of $63,058,601.76 (exclusive of value added taxes, if any). Please see the section entitled “The Transaction Agreement—Effect of Termination.”

Q.	Should I send in my share certificates or other evidence of ownership now?

A.	No, do not send your share certificates now.

There is no requirement for registered Company Shareholders to take any action with regard to their share certificates. Share certificates in respect of Company Shares will cease to be valid upon the Scheme of Arrangement becoming effective.

If you are a Company ADS holder who holds your Company ADSs in certificated form you will, after the Effective Time, receive a letter of transmittal with an explanation on how to surrender the ADS certificates to the Depositary. Such Company ADS holders must sign and return the letter of transmittal, together with their Company ADS certificates, to receive any ADS Transaction Consideration to which they are entitled.

If you are a Company ADS holder who holds your Company ADSs in uncertificated form, you will automatically receive any ADS Transaction Consideration to which you are entitled and do not need to take any further action.

If your Company Shares or Company ADSs are held on your behalf by a broker, bank, trust company or other nominee, you may receive instructions from your broker, bank, trust company or other nominee as to what action, if any, you need to take to effect the surrender of your Company Shares or Company ADSs in exchange for the Transaction Consideration and the ADS Transaction Consideration, respectively.

Q.	How can I find out the results of the voting at the Company Shareholder Meetings?

A.

Voting results will be announced by the filing of a Current Report on Form 8-K with the SEC within four Business Days after the Company Shareholder Meetings. If final voting results are unavailable at that time, we will file an amended Current Report on Form 8-K within four Business Days of the day the final results are available.

The results of any polls taken on the resolutions at the Company Shareholder Meetings and any other information required by the Companies Act will be made available on our website (www.centessa.com) as soon as reasonably practicable following the Company Shareholder Meetings and for the required period thereafter.

Q.	Who can help answer any other questions I have?

A.

If you have additional questions about the Transactions, need assistance in submitting your proxy or voting your Company Shares or Company ADSs or need additional copies of this proxy statement or the enclosed proxy cards:

•

if you hold Company Shares: please contact Centessa’s Registrar, Computershare, by telephone at +44 (0370) 703 6031 between 8.30 a.m. - 5:30 p.m. (U.K. Time, Monday to Friday, excluding public holidays) or Centessa’s proxy solicitor, Innisfree M&A Incorporated by telephone, toll-free at 877-687-1874 (U.S. or Canada) or +1-412-232-3651 (outside the U.S. or Canada); or

•

if you hold Company ADSs: please contact Centessa’s Depositary, Citibank, N.A., by telephone, toll-free at 877-248-4237 (U.S.), +1-781-575-4555 (outside the U.S.), or by email at citibank@shareholders-online.com.

SUMMARY

The following summary highlights selected information in this proxy statement and may not contain all the information that may be important to you as a Company Shareholder. Accordingly, we encourage you to read carefully this entire proxy statement, its annexes and the documents referred to in this proxy statement. Each item in this summary includes a page reference directing you to a more complete description of that topic. You may obtain the information incorporated by reference into this proxy statement without charge by following the instructions under the section entitled “Where You Can Find More Information.”

The Parties to the Transactions (page 53)

Centessa Pharmaceuticals plc

Centessa Pharmaceuticals plc, a public limited company incorporated under the laws of England and Wales, is a clinical-stage biotechnology company pioneering a new class of therapeutics in orexin-based neuroscience. American Depositary Shares of Centessa are listed on Nasdaq under the symbol “CNTA.”

Centessa’s registered office is located at 3rd Floor, 1 Ashley Road, Altrincham, Cheshire, United Kingdom and its telephone number is +1 (617) 468-5770.

Eli Lilly and Company

Eli Lilly and Company was incorporated in 1901 in Indiana to succeed to the drug manufacturing business founded in Indianapolis, Indiana, in 1876 by Colonel Eli Lilly. Lilly discovers, develops, manufactures, and markets products in a single business segment—human pharmaceutical products. Lilly’s purpose is to unite caring with discovery to create medicines that make life better for people around the world. Lilly’s long-term success depends on its ability to continually discover or acquire, develop, and commercialize innovative medicines. Lilly manufactures and distributes products through facilities in the United States, including Puerto Rico, and in Europe and Asia. Lilly’s products are sold in approximately 90 countries.

Lilly’s executive offices are located at Lilly Corporate Center, Indianapolis, IN 46285 and its telephone number is (317) 276-2000.

LDH XV Corporation

LDH XV Corporation, a Delaware corporation and wholly owned subsidiary of Lilly, was formed solely for the purpose of facilitating the Transactions. Purchaser has not carried on any activities or operations to date, except for those activities incidental to its formation and undertaken in connection with the Transactions.

Purchaser’s registered offices are located at 1209 Orange Street, Wilmington, DE 19801.

The Transactions (page 54) and the Transaction Agreement (page 91)

On March 31, 2026, Centessa entered into the Transaction Agreement with Lilly and Purchaser, pursuant to which Purchaser (or, at Lilly’s election, its nominee(s) or, in respect of the Depositary Shares, the DR Nominee) will acquire the entire issued and to be issued share capital of Centessa by means of the Scheme of Arrangement.

The terms and conditions of the Transactions are contained in the Transaction Agreement, a copy of which is attached as Annex A to this proxy statement. We encourage you to read the Transaction Agreement carefully and in its entirety, as it is the legal document that, along with the CVR Agreement and the Scheme of Arrangement, governs the Transactions.

After completion of the Transactions, Centessa will be a wholly owned subsidiary of Lilly, the Company ADSs will be de-listed from Nasdaq and de-registered under the Exchange Act, and Centessa will no longer be required to file periodic reports with the SEC.

Scheme Deliverables due to the Company Shareholders (page 91)

If the Transactions are effected:

•

Scheme Shareholders will have the right to receive, in respect of each Scheme Share (i) the Cash Consideration of $38.00 in cash, without interest, plus (ii) one CVR, which will represent the right to receive the Milestone Payments, if any, at the times and subject to the terms and conditions provided for in the CVR Agreement, in cash, without interest, in each case subject to the terms and conditions set forth in the Transaction Agreement, the CVR Agreement and the Scheme of Arrangement, and less any applicable withholding taxes; and

•

immediately following the Effective Time, holders of Company ADSs as of the Effective Time will have the right to receive, in respect of each Company ADS, (i) the ADS Cash Consideration of $38.00 in cash, without interest, plus (ii) one CVR, which will represent the right to receive the Milestone Payments, if any, at the times and subject to the terms and conditions provided for in the CVR Agreement, in cash, without interest, in each case, subject to the terms and conditions set forth in the Transaction Agreement, the CVR Agreement, the Scheme of Arrangement and the Deposit Agreement and less any applicable withholding taxes.

The CVR Agreement (page 116)

At or prior to the Effective Time, Purchaser, Parent, and the Rights Agent will enter into the CVR Agreement in substantially the form attached to the Transaction Agreement. Pursuant to and subject to the terms and conditions of the Transaction Agreement and the Scheme of Arrangement, holders of Scheme Shares (including, for the avoidance of doubt, the Depositary Shares) and of Company Cash-Out Stock Options and Company RSUs, in each case, that are outstanding immediately prior to the Effective Time, will become entitled to receive one CVR, which will represent the right to receive the Milestone Payments, if any, at the times and subject to the terms and conditions provided for in the CVR Agreement, in cash, without interest, in each case subject to the terms and conditions set forth in the Transaction Agreement, the CVR Agreement, the Scheme of Arrangement and the Deposit Agreement and less any applicable tax withholding.

Each CVR represents a non-transferable contractual right to receive contingent payments of up to $9.00 in cash per CVR, without interest and less any applicable withholding taxes, upon achievement of the milestones described below:

•

$2.00 per CVR in cash upon the occurrence of receipt of the first regulatory approval of a New Drug Application (“NDA”) in the United States for ORX750 or ORX142, as each such exists as the date of the Transaction Agreement, together with any modifications or improvements to such applicable product candidate (each, a “CVR Product”) for the treatment of any indication (the “Indication Milestone”), if such Indication Milestone is achieved prior to both (i) 11:59 p.m. (Eastern Time) on December 31, 2029 (the “Indication Milestone Expiration”) and (ii) the termination of the CVR Agreement;

•

$5.00 per CVR in cash upon the occurrence of receipt of the first regulatory approval of an NDA in the United States for a CVR Product for the treatment of idiopathic hypersomnia (the “IH Milestone”), if such IH Milestone is achieved prior to both (i) the fifth anniversary of the Closing (the “IH Milestone Expiration”) and (ii) the termination of the CVR Agreement; and

•

$2.00 per CVR in cash upon the occurrence of receipt of the first regulatory approval of an NDA in the United States for a CVR Product for the treatment of narcolepsy type 2 (the “NT2 Milestone”), if such

NT2 Milestone is achieved prior to both (i) the fifth anniversary of the Closing (the “NT2 Milestone Expiration”) and (ii) the termination of the CVR Agreement (each, a “Milestone Payment”).

If both the IH Milestone and NT2 Milestone are achieved prior to the expiration of the Indication Milestone, all three milestones will become due and payable in accordance with the CVR Agreement.

In addition to the CVRs issued for each Scheme Share, additional CVRs shall be issued in accordance with the Transaction Agreement for each Company Share underlying all Company Cash-Out Stock Options and Company RSUs, in each case, that are outstanding immediately prior to the Effective Time.

The CVR will be subject to the terms and conditions set forth in the CVR Agreement. Each CVR represents a contractual right only. The CVRs will not be transferable, except in the limited circumstances specified in the CVR Agreement, will not be evidenced by certificate or other instrument and will not be registered or listed for trading. The CVRs will not have any voting or dividend rights and will not represent any equity or ownership interest in Purchaser or the Company.

There can be no assurance that the milestones set forth in the CVR Agreement will be achieved prior to their expiration or termination of the CVR Agreement, or that payment will be required of Parent with respect to the milestones under the CVR Agreement.

A copy of the form of CVR Agreement is attached as Annex B to this proxy statement and is incorporated into this proxy statement by reference. See the section entitled “The CVR Agreement” for further information regarding the CVR Agreement.

The Voting Agreements (page 119)

On March 31, 2026, in connection with the execution and delivery of the Transaction Agreement, each of the supporting shareholders, including entities affiliated with Medicxi Ventures, entities affiliated with Index Ventures and affiliates of General Atlantic (collectively, the “Supporting Shareholders”), solely in their respective capacities as shareholders of the Company, each entered into a Voting Agreement with Lilly and Centessa, pursuant to which each Supporting Shareholder agreed, among other things, (i) to vote (or cause to vote) in favor of the Scheme of Arrangement and the Company Shareholder Resolution, (ii) to vote against other proposals to acquire Centessa and (iii) to certain other restrictions on its ability to take actions with respect to Centessa and its Company Shares. As of March 27, 2026, the Supporting Shareholders collectively beneficially owned approximately 20% of the outstanding Company Shares.

A copy of the form of Voting Agreement is attached as Annex C to this proxy statement and is incorporated into this proxy statement by reference. See the section entitled “The Voting Agreements” for further information regarding the Voting Agreements.

Recommendation of the Company Board; Centessa’s Reasons for the Transactions (page 62)

At a meeting held on March 30, 2026, the Company Board (excluding Dr. Hedley, who recused herself from the meeting and all Company Board deliberations with respect to the Transactions) resolved (i) that the Transaction Agreement, the Scheme of Arrangement, the Voting Agreements and the transactions contemplated thereby were in the best interests of Centessa and would promote the success of Centessa for the benefit of Centessa’s shareholders as a whole, (ii) that the execution, delivery and performance by Centessa of its covenants and obligations contained in the Transaction Agreement and the Scheme of Arrangement and the consummation of the transactions contemplated thereby, be and were approved, and (iii) to recommend to Centessa shareholders the approval of the Scheme of Arrangement at the Scheme Meeting and the passing of the Company Shareholder Resolution at the Company GM.

The Company Board recommends that you vote “FOR” the Scheme of Arrangement at the Scheme Meeting and “FOR” the Company Shareholder Resolution at the Company GM.

Opinion of Centerview Partners LLC (page 67)

Centessa retained Centerview Partners LLC (“Centerview”) as financial advisor to the Company Board in connection with the Transactions. In connection with this engagement, the Company Board requested that Centerview evaluate the fairness, from a financial point of view, to the holders of the Company Shares (other than (i) any Company Shares which are registered in the name of or beneficially owned by Lilly, Purchaser or by any affiliate of Lilly or Purchaser or by any of their respective nominees and (ii) any Company Shares held in treasury) (the Company Shares referred to in clauses (i) and (ii), together with any Company Shares held by any affiliate of Centessa or Lilly, the “Excluded Company Shares”) of (a) the Cash Consideration plus (b) one CVR per Company Share, representing the right to receive the Milestone Payments, if any, in cash and without interest (the Cash Consideration, taken together (and not separately) with one CVR, solely for the purposes of this section and the sections entitled “The Transactions—Opinion of Centerview Partners LLC,” “The Transactions—Background of the Transactions” and “The Transactions—Recommendation of the Company Board; Centessa’s Reasons for the Transactions,” the “Transaction Consideration”), to be paid to such holders pursuant to the Transaction Agreement and the CVR Agreement. On March 30, 2026, Centerview rendered to the Company Board its oral opinion, which was subsequently confirmed by delivery of a written opinion dated March 30, 2026 that, as of such date and based upon and subject to the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, the Transaction Consideration to be paid to the holders of Company Shares (other than Excluded Company Shares) pursuant to the Transaction Agreement and the CVR Agreement was fair, from a financial point of view, to such holders.

The full text of Centerview’s written opinion, dated March 30, 2026, which describes the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, is attached as Annex D and is incorporated herein by reference. Centerview’s financial advisory services and opinion were provided for the information and assistance of the Company Board (in the directors’ capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the Transactions and Centerview’s opinion addressed only the fairness, from a financial point of view, as of the date thereof, to the holders of Company Shares (other than Excluded Company Shares) of the Transaction Consideration to be paid to such holders pursuant to the Transaction Agreement and the CVR Agreement. Centerview’s opinion did not address any other term or aspect of the Transaction Agreement, the CVR Agreement or the Transactions and does not constitute a recommendation to any Company shareholder or any other person as to how such shareholder or other person should vote with respect to the Transactions or otherwise act with respect to the Transactions or any other matter.

The full text of Centerview’s written opinion should be read carefully in its entirety for a description of the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion.

Opinion of Jefferies LLC (page 72)

Centessa retained Jefferies LLC (“Jefferies”) as a financial advisor in connection with the Transactions. In connection with this engagement, the Company Board requested that Jefferies evaluate the fairness, from a financial point of view, of the Transaction Consideration to be paid to holders of Company Shares (including shares underlying Company ADSs) (other than (a) Company Shares that are held in the treasury of Centessa or owned by Centessa, (b) Company Shares owned by Lilly, Purchaser or any direct or indirect wholly owned subsidiary of Lilly or Purchaser and (c) any Company Shares held by any affiliate of Centessa (collectively, the “Excluded Ordinary Shares”)) pursuant to the Transaction Agreement, the Scheme of Arrangement and the CVR Agreement. At a meeting of the Company Board held on March 30, 2026 to evaluate the Transactions, Jefferies rendered an oral opinion, confirmed by delivery of a written opinion dated March 30, 2026, to the Company Board to the effect that, as of that date and based on and subject to various assumptions made, procedures followed, matters considered and limitations and qualifications on the scope of the review undertaken as described in its opinion, the Transaction Consideration to be paid to holders of Company Shares (including shares underlying Company ADSs) (other than Excluded Ordinary Shares) pursuant to the Transaction Agreement, the Scheme of Arrangement and the CVR Agreement was fair, from a financial point of view, to such holders.

The full text of Jefferies’ written opinion, dated March 30, 2026, which describes various assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken by Jefferies is attached as Annex E to this proxy statement and is incorporated herein by reference. Jefferies’ opinion was provided for the use and benefit of the Company Board (in its capacity as such) in its evaluation of the Transaction Consideration from a financial point of view and did not address any other aspect of the Transactions or any other matter. Jefferies’ opinion did not address the relative merits of the Transactions or other transactions contemplated by the Transaction Agreement, the Scheme of Arrangement and the CVR Agreement as compared to any alternative transaction or opportunity that might be available to Centessa, nor did it address the underlying business decision by Centessa to engage in the Transactions or any other matter. Jefferies’ opinion does not constitute a recommendation as to how the Company Board or any holder of Company Shares should vote or act with respect to the Transactions or any other matter.

The full text of Jefferies’ written opinion should be read carefully in its entirety for a description of the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Jefferies in preparing its opinion.

The Scheme Meeting (page 35) and the Company GM (page 50)

The Scheme Meeting will be held at the offices of Goodwin Procter (UK) LLP at Sancroft, 10-15 Newgate Street, London, EC1A 7AZ, United Kingdom on June 12, 2026 at 1:00 p.m. (U.K. Time) and the Company GM will be held at the offices of Goodwin Procter (UK) LLP at Sancroft, 10-15 Newgate Street, London, EC1A 7AZ, United Kingdom on June 12, 2026 at 1:15 p.m. (U.K. Time) (or as soon thereafter as the Scheme Meeting shall have been concluded or adjourned).

At the Scheme Meeting, the Company Shareholders are being asked to consider and vote on:

(1)	Scheme Proposal: To approve and give effect to the Scheme of Arrangement (see the section entitled “Scheme Proposal and the Scheme Meeting and the Company GM - Explanatory Statement”).

At the Company GM, holders of Company Shares are being asked to consider and vote on:

(1)

Company Shareholder Resolution: To (i) authorize the Company Board to take all such action as they may consider necessary or appropriate for carrying the Scheme of Arrangement into effect; (ii) amend the Company Articles and approve such other matters as may be necessary to facilitate the Transactions and/or the Scheme of Arrangement; and (iii) direct the Company Board to deliver the Court Order to the Registrar of Companies in England and Wales if the Court order is obtained, substantially in the form set out in Annex II to the Transaction Agreement, with or subject to any modification or addition that Lilly, Purchaser and Centessa may mutually agree (see the section entitled “The Company GM—Proposal 1 - Company Shareholder Resolution”).

The Company Board (excluding Dr. Hedley, who recused herself from the Company Board’s deliberations on and approval of the Transactions) recommends that Company Shareholders vote “FOR” the Scheme Proposal and “FOR” the Company Shareholder Resolution. For a more complete description of the recommendation of the Company Board with respect to the Proposals, see the section entitled “The Transaction—Recommendation of the Company Board; Centessa’s Reasons for the Transaction.”

Centessa is also holding its Annual General Meeting of Shareholders on June 12, 2026 at 2:30 p.m. (U.K. Time) (or as soon thereafter as the Company Shareholder Meetings have been concluded or adjourned). Proxy materials for the Annual General Meeting of Shareholders are not included in this proxy statement and will be made available to shareholders separately. The matters to be voted on at the Company Shareholder Meetings are separate from the matters to be voted on at the Annual General Meeting of Shareholders.

Interests of Centessa’s Non-Employee Directors and Executive Officers in the Transactions (page 82)

In considering the recommendation of the Company Board, you should be aware that directors and executive officers of Centessa may be deemed to have, similar to other transactions of this type, certain financial interests in the Transactions that may be different from, or in addition to, the interests of Company Shareholders generally. The members of the Company Board were aware of and considered these interests, among other matters, in reaching the determination to approve the Transaction Agreement and to recommend to the Company Shareholders that they vote to approve the Proposals. These interests include:

•

Centessa’s directors and executive officers hold outstanding Company Options and/or Company RSUs that will be converted into the right to receive certain consideration (as described in the section entitled “The Transactions—Interests of Centessa’s Non-Employee Directors and Executive Officers in the Transactions”);

•

each of Centessa’s executive officers has previously entered into an employment arrangement with Centessa and/or participates in the Company Severance Plan (as defined in the section entitled “The Transactions—Interests of Centessa’s Non-Employee Directors and Executive Officers in the Transactions”), which provide severance and other benefits in the case of a qualifying termination of employment and, in the case of the Company Severance Plan, in connection with or following a change in control of Centessa, which will include the completion of the Transactions;

•

with respect to Centessa’s annual bonus plan, (i) executive officers whose employment is terminated without cause by Centessa or a subsidiary of Centessa during calendar year 2026 will be entitled to payment of a pro-rata annual target bonus, and (ii) executive officers who are employed on December 31, 2026 but whose employment is terminated by Centessa or a subsidiary without cause prior to the date of payment will be entitled to payment of their annual bonuses in the ordinary course of business consistent with past practice based on actual performance for calendar year 2026;

•

one of Centessa’s non-employee directors serves as a member of the board of directors of Lilly and such non-employee director recused herself from the Company Board’s deliberation on and approval of the Transactions;

•	one of Centessa’s directors who is affiliated with a large Company Shareholder has entered into a Voting Agreement to vote his Company Shares, if any, in favor of the Transactions;

•	one of Centessa’s executive officers is entitled to a cash payment upon a qualifying change in control of Centessa pursuant to the Orexia Incentivisation Deed (as defined below); and

•	Centessa’s directors and officers are entitled to continued indemnification and insurance coverage under the Transaction Agreement.

See the section entitled “The Transactions—Interests of Centessa’s Non-Employee Directors and Executive Officers in the Transactions” for further information regarding these interests.

Regulatory and Court Approvals Required for the Transactions (page 89)

Completion of the Transactions is conditional on, among other things, (i) required antitrust clearances and (ii) the sanction of the Scheme of Arrangement by the Court.

Conditions to Complete the Transactions (page 111)

The respective obligations of Centessa, Lilly and Purchaser to effect the Transactions are subject to the satisfaction or waiver in writing (where permissible) at or prior to the Effective Time of each of the following conditions:

•	the receipt of the Company Shareholder Approvals;

•	the sanction of the Scheme of Arrangement by the Court;

•

the expiration or termination of any applicable waiting period under the HSR Act in respect of the Transactions and any agreement with a governmental body not to consummate or delay consummation of the Transactions; and

•

no order, decree or ruling issued by any governmental body of competent jurisdiction that enjoins, prevents or prohibits the consummation of any Transactions being in effect, nor shall any statute, rule, regulation, order, injunction, or decree have been enacted, entered, promulgated, or enforced by any governmental body that prohibits or makes illegal the consummation of the Transactions remain in effect.

The respective obligations of Lilly and Purchaser to effect the Transactions are subject to the satisfaction or waiver in writing (where permissible) at or prior to the Effective Time of each of the following conditions:

•

the representations and warranties made by Centessa in the Transaction Agreement with respect to organization and corporate power, authorization and enforceability, certain capitalization matters, brokers and certain expenses, anti-takeover statutes and the opinions of Centessa’s financial advisors being true and correct in all material respects, as of the Closing Date as though made on and as of such date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct in all material respects, as of such earlier date);

•

the representation made by Centessa in the Transaction Agreement with respect to the absence of a Company Material Adverse Effect being true in all respects, as of the Closing Date as though made on and as of such date (except to the extent such representation expressly speaks as of an earlier date, in which case such representation shall be true in all respects, as of such earlier date);

•

certain specified representations and warranties made by Centessa in the Transaction Agreement with respect to the capitalization of Centessa being true and correct in all respects, except for any de minimis inaccuracies, as of the Closing Date as though made on and as of such date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct except for any de minimis inaccuracies, as of such earlier date);

•

all other representations and warranties of Centessa contained in the Transaction Agreement and not specified in the preceding three bullets being true and correct as of the Closing Date, as though made on and as of such date (except to the extent any such representation or warranty expressly relates to an earlier date, in which case as of such date), except where the failure of such representations and warranties to be so true and correct (without giving effect to any limitation as to “materiality” or “Company Material Adverse Effect”) has not had, individually or in the aggregate, a Company Material Adverse Effect;

•	Centessa will have complied with or performed in all material respects the covenants and agreements it is required to comply with or perform at or prior to the Closing Date;

•	the non-occurrence, since March 31, 2026, of a Company Material Adverse Effect that is continuing as of the Closing Date; and

•	the receipt of a certificate dated as of the Closing Date from a senior executive officer of Centessa confirming the satisfaction of the conditions set forth in the immediately preceding six bullets.

The obligations of Centessa to effect the Transactions are subject to the satisfaction or waiver in writing (where permissible) at or prior to the Effective Time of each of the following conditions:

•

the representations and warranties of Lilly and Purchaser in the Transaction Agreement being true and correct as of March 31, 2026 and as of the Closing Date, as if made as of such date (except to the extent any such representation or warranty expressly relates to an earlier date or period, in which case as of such date or period), except where the failure of such representations and warranties to be so true and correct (without giving effect to any limitation as to “materiality” or “Parent Material Adverse Effect”) has not had, individually or in the aggregate, a Parent Material Adverse Effect;

•	Lilly and Purchaser each having complied with or performed in all material respects the covenants and agreements they are required to comply with or perform at or prior to the closing; and

•	the receipt of a certificate dated as of the closing date from an officer of Lilly confirming the satisfaction of the conditions set forth in the immediately preceding two bullets.

Financing of the Transactions (page 82)

The consummation of the Transactions is not conditioned upon receipt of financing by Lilly or Purchaser. Lilly and Purchaser have represented in the Transaction Agreement that, at the Effective Time, Lilly will have, and will cause Purchaser to have, available the cash necessary to consummate the Transactions, including payment in cash of the aggregate Cash Consideration and ADS Cash Consideration and to pay all related fees and expenses and to discharge all of Lilly’s and Purchaser’s other liabilities as they become due.

Acquisition Proposals (page 100)

Centessa agreed that, until the earlier to occur of the Effective Time and the termination of the Transaction Agreement in accordance with its terms, it will not, and will cause its directors and officers not to, and will instruct its other representatives not to:

•

directly or indirectly initiate, solicit or knowingly encourage or knowingly facilitate (including by way of providing information) any inquiries, proposals or offers, or the making of any submission or announcement of any inquiry, proposal or offer that constitutes or would reasonably be expected to lead to any Acquisition Proposal (as defined in the section entitled “The Transaction Agreement—Acquisition Proposals”);

•	directly or indirectly engage in, enter into or participate in any discussions or negotiations with any person with respect to any Acquisition Proposal; or

•

provide any non-public information to, or afford access to the business, properties, assets, books or records of Centessa and its subsidiaries to, any person (other than Lilly, Purchaser or any designees of Lilly or Purchaser) in connection with any Acquisition Proposal.

Further, Centessa agreed that it will, and will cause its directors and officers to, and will instruct its other representatives to, (i) immediately cease any solicitation, discussions or negotiations with any person (other than

Lilly, Purchaser or any designees of Lilly or Purchaser) with respect to any Acquisition Proposal, (ii) as soon as reasonably practicable, request in writing the prompt return or destruction of all confidential information provided by or on behalf of Centessa or its subsidiaries to any such person and (iii) as soon as reasonably practicable, terminate access to any data rooms relating to a possible Acquisition Proposal. Notwithstanding the foregoing, Centessa and its Representatives may, solely in response to an inquiry or proposal that did not result from a material breach of the Transaction Agreement, (A) seek to clarify and understand the terms and conditions of any inquiry or proposal made by any person solely if and to the extent necessary to determine whether such inquiry or proposal constitutes or would reasonably be expected to lead to an Acquisition Proposal and (B) inform such person that has made, or to the knowledge of Centessa, is considering making an Acquisition Proposal of the terms of the Transaction Agreement regarding Acquisition Proposals.

Subject to the terms and conditions of the Transaction Agreement, the Company Board and each committee thereof will not approve or recommend, or propose publicly to approve or recommend, or authorize, cause or permit Centessa to enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, license agreement, merger agreement, joint venture agreement, partnership agreement, collaboration agreement, revenue-sharing agreement or similar definitive agreement (other than a confidentiality agreement that complies with the relevant provisions of the Transaction Agreement) relating to, or that would reasonably be expected to lead to, any Acquisition Proposal (an “Alternative Acquisition Agreement”) or take any of the following actions:

•

the withdrawal, qualification or modification (in a manner adverse to Lilly or Purchaser) of the Company Board’s recommendation that holders of the Company Shares approve the Scheme of Arrangement at the Scheme Meeting and pass the Company Shareholder Resolution at the Company GM (the “Company Board Recommendation”) or the public announcement of any proposal to withdraw, qualify or modify (in a manner adverse to Lilly or Purchaser) the Company Board Recommendation (or any resolution or agreement to take any such action);

•

the failure by Centessa, within 10 Business Days of the commencement of a tender or exchange offer for Company Shares that constitutes an Acquisition Proposal by a person other than Lilly or any of its affiliates, to file a Schedule 14D-9 pursuant to Rule 14e-2 and Rule 14d-9 promulgated under the Exchange Act recommending that holders of the Company Shares reject such Acquisition Proposal and not tender any Company Shares into such tender or exchange offer;

•	the adoption, endorsement, approval or recommendation (or any public proposal with respect to the same) of any Acquisition Proposal (or any resolution or agreement to take such action);

•

the failure to include the Company Board Recommendation in this proxy statement (including the Scheme Document Annex) when disseminated to holders of Company Shares pursuant to the terms of the Transaction Agreement;

•

the communication by Centessa to the Court at the Court Sanction Hearing that the Company Board no longer supports the consummation of the Transactions or no longer wishes the Court to sanction the Scheme of Arrangement, or

•

the failure by the Company Board or a committee thereof to publicly reaffirm the Company Board Recommendation within 10 Business Days of receiving a written request from Lilly to provide such public reaffirmation following receipt by Centessa of a publicly announced Acquisition Proposal; however, Lilly may deliver only one such request with respect to any single Acquisition Proposal (other than with respect to material amendments, modifications or supplements thereto) (any action described in the foregoing clauses being referred to herein as a “Change of Board Recommendation”).

See the section below entitled “The Transaction Agreement—Acquisition Proposals” for further information on Centessa’s obligations with regard to receipt of any Acquisition Proposals.

Despite the foregoing and prior to the receipt of the Company Shareholder Approvals:

•

Centessa may terminate the Transaction Agreement to enter into an Alternative Acquisition Agreement if (A) Centessa receives an Acquisition Proposal that did not, directly or indirectly, result from a material breach of its non-solicitation obligations pursuant to the Transaction Agreement, and that the Company Board or a committee thereof determines in good faith, after consultation with outside counsel, constitutes a Superior Proposal (as defined in the section entitled “The Transaction Agreement—Acquisition Proposals”), (B) Centessa has notified Lilly in writing that it intends to terminate the Transaction Agreement to enter into an Alternative Acquisition Agreement, and (C) no earlier than the end of the Notice Period (as defined below), the Company Board or any committee thereof determines in good faith that such Acquisition Proposal continues to constitute a Superior Proposal and that the failure to terminate the Transaction Agreement would reasonably be expected to be inconsistent with its fiduciary duties under applicable law, after consultation with outside counsel and taking into consideration the terms of any proposed amendment or modification to the Transaction Agreement that Lilly has irrevocably committed to make during the Notice Period;

•

the Company Board or a committee thereof may make a Change of Board Recommendation if (A) Centessa receives an Acquisition Proposal that did not, directly or indirectly, result from a material breach of its non-solicitation obligations pursuant to Transaction Agreement, and the Company Board or a committee thereof determines in good faith, after consultation with outside counsel, that the Acquisition Proposal constitutes a Superior Proposal, (B) Centessa has notified Lilly in writing that it intends to effect a Change of Board Recommendation and (C) no earlier than the end of the Notice Period, the Company Board or a committee thereof determines in good faith that the failure to make a Change of Board Recommendation would reasonably be expected to be inconsistent with its fiduciary duties under applicable law and that such Acquisition Proposal continues to constitute a Superior Proposal, after consultation with outside counsel and taking into consideration the terms of any proposed amendment or modification to the Transaction Agreement that Lilly has irrevocably committed to make during the Notice Period; and

•

other than in connection with an Acquisition Proposal, the Company Board or a committee thereof may make a Change of Board Recommendation in response to an Intervening Event (as defined below) if (A) Centessa has notified Lilly in writing that it intends to effect a Change of Board Recommendation and (B) no earlier than the end of the Notice Period, the Company Board or any committee thereof determines in good faith, after consultation with outside counsel and considering the terms of any proposed amendment or modification to the Transaction Agreement that Lilly has irrevocably committed to make during the Notice Period, that the failure to effect a Change of Board Recommendation in response to such Intervening Event would reasonably be expected to be inconsistent with its fiduciary duties under applicable law.

In the event the Transaction Agreement is terminated by Centessa in order to enter into an Alternative Acquisition Agreement in respect of such Superior Proposal, or upon a Change of Board Recommendation, Centessa will pay Lilly a termination fee, as described in “—Effect of Termination” below.

Termination of the Transaction Agreement (page 112)

The Transaction Agreement may be terminated and the Transactions may be abandoned at any time prior to the Effective Time, as follows:

•	by mutual written consent of Lilly and Centessa;

•	by either Lilly or Centessa, if:

•	any governmental body has issued a final order, decree or ruling, or taken any other final action permanently restraining, enjoining, or otherwise prohibiting the Transactions, and such order,

decree, ruling or other action has become final and non-appealable; however, this termination right is not available to any party if the issuance of such order, decree, ruling or other action is primarily attributable to the failure on the part of such party to comply with its obligations under the Transaction Agreement in any material respect, including the “Further Action; Efforts” section of the Transaction Agreement; or

•

the Closing has not occurred on or prior to 11:59 p.m. Eastern Time on September 30, 2026 (which we refer to as the “Outside Date”), which date will automatically be extended until March 31, 2027 (and such date will then be referred to as the Outside Date) in certain circumstances relating to the antitrust conditions not being satisfied; however, this termination right is not available to any party if the failure of the Effective Time to occur prior to the Outside Date is primarily attributable to the failure on the part of such party to comply in any material respect with its obligations under the Transaction Agreement, including the “Further Action; Efforts” section of the Transaction Agreement (any termination under the circumstances described in this sub-bullet, an “Outside Date Termination”);

•

the Scheme Meeting or Company GM (including, in each case, any postponements or adjournments thereof) has been completed and any Company Shareholder Approval voted on at such meeting has not been obtained (any termination under the circumstances described in this sub-bullet, the “Company Shareholder Approval Termination”); or

•

the Court declines or refuses to sanction the Scheme of Arrangement, provided that if an appeal has been submitted by either Lilly or Centessa in respect of any such decline or refusal, the right to terminate the Transaction Agreement may not be exercised until such appeal has been denied in a final determination (any termination under the circumstances described in this sub-bullet, the “Scheme of Arrangement Termination”);

•	by Centessa, if:

•

there has been a breach of any covenant or agreement made by Lilly or Purchaser in the Transaction Agreement, or any representation or warranty of Lilly or Purchaser is inaccurate or becomes inaccurate after March 31, 2026, and such breach or inaccuracy gives rise to the failure of a closing condition of Centessa and such breach or inaccuracy is not capable of being cured within 30 days following receipt by Lilly or Purchaser of written notice of such breach or inaccuracy or, if such breach or inaccuracy is capable of being cured within such period it has not been cured within such period, provided that Centessa will not have the right to terminate the Transaction Agreement pursuant to this sub-bullet if Centessa is then in breach of any of its covenants, agreements, representations or warranties under the Transaction Agreement such that Lilly would be entitled to terminate the Transaction Agreement pursuant to the terms thereof; or

•

at any time prior to obtaining the Company Shareholder Approvals, in order to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal in accordance with the terms of the Transaction Agreement; however, promptly following such termination, Centessa enters into an Alternative Acquisition Agreement in respect of such Superior Proposal and pays (or causes to be paid) to Lilly the termination fee due pursuant to the Transaction Agreement (any termination under the circumstances described in this sub-bullet, a “Superior Proposal Termination”).

•	by Lilly, if:

•

there has been a breach of any covenant or agreement made by Centessa in the Transaction Agreement, or any representation or warranty of Centessa is inaccurate or becomes inaccurate after March 31, 2026, and such breach or inaccuracy gives rise to the failure of a closing condition of Lilly or Purchaser and such breach or inaccuracy is not capable of being cured within 30 days following receipt by Centessa of written notice of such breach or inaccuracy or, if such breach or inaccuracy is capable of being cured within such period, it has not been cured within such period, provided that Lilly will not have the right to terminate the Transaction Agreement pursuant to this sub-bullet if Lilly or Purchaser is then in breach of any of its covenants, agreements, representations or warranties under the Transaction Agreement such that Centessa would be entitled to terminate the Transaction Agreement pursuant to the terms thereof (any termination under the circumstances described in this sub-bullet, a “Breach of Covenant Termination”); or

•

at any time prior to obtaining the Company Shareholder Approvals, the Company Board or any committee thereof effects a Change of Board Recommendation (any termination under the circumstances described in this sub-bullet, a “Change of the Board Recommendation Termination”).

Effect of Termination (page 113)

Centessa will pay Lilly the termination fee of $63,058,601.76 (exclusive of value added taxes, if any) in the event that:

•	the Transaction Agreement is terminated by Centessa in the event of a Superior Proposal Termination;

•	the Transaction Agreement is terminated by Lilly in the event of a Change of Board Recommendation Termination; or

•

(A) the Transaction Agreement is terminated by (x) either Lilly or Centessa pursuant to (i) the Outside Date Termination (but in the case of a termination by Centessa, only if at such time Lilly would not be prohibited from terminating the Transaction Agreement pursuant to its terms), (ii) the Company Shareholder Approval Termination or (iii) the Scheme of Arrangement Termination or (y) by Lilly pursuant to a Breach of Covenant Termination, (B) any person has publicly disclosed an Acquisition Proposal (which has not been irrevocably publicly withdrawn at least one day prior to (1) the Outside Date in the case of the Outside Date Termination described in clause (A)(x)(i) of this bullet, (2) the date of the action or event giving rise to termination in the case of the Company Shareholder Approval Termination described in clause (A)(x)(ii) and the Scheme of Arrangement Termination described in clause (A)(x)(iii) of this bullet or (3) the date of such material breach in the case of the Breach of Covenant Termination described in clause (A)(y) of this bullet) after the date of the Transaction Agreement and prior to such termination and (C) within 12 months after such termination, Centessa enters into an Alternative Acquisition Agreement with respect to an Acquisition Proposal (and the transactions contemplated by such Acquisition Proposal are subsequently consummated before or after the expiration of such 12 month period) or the Acquisition Proposal is consummated (however, in the case of clause (C) of this bullet, references to “20%” in the definition of Acquisition Proposal will be substituted with “50%”).

Treatment of Company Equity Awards (page 83)

Treatment of Company Equity Awards

The Transaction Agreement provides for the following treatment of Centessa’s outstanding equity awards at the Effective Time:

•

each Company Stock Option having an exercise price less than the Closing Amount, which we refer to as a Company Cash-Out Stock Option, that is outstanding immediately prior to the Effective Time, whether or not vested, will be canceled, and, in exchange therefor, the holder of such canceled Company Cash-Out Stock Option will be entitled to receive (without interest), in consideration of the cancellation of such Company Cash-Out Stock Option (A) an amount in cash (less applicable withholding taxes pursuant to the Transaction Agreement) equal to the product of (1) the total number of Company Shares subject to such Company Cash-Out Stock Option immediately prior to the Effective Time multiplied by (2) the excess, if any, of the Closing Amount over the applicable exercise price per Company Share under such Company Cash-Out Stock Option and (B) one CVR for each Company Share subject to such Company Cash-Out Stock Option immediately prior to the Effective Time (without regard to vesting);

•

each Company Stock Option having an exercise price that is equal to or greater than the Closing Amount, which we refer to as a Company Underwater Option, that is outstanding immediately prior to the Effective Time, to the extent not already vested, will become fully vested as of prior to the Effective Time, and the Company shall permit the holders of Company Underwater Options to exercise such Company Underwater Options prior to the Effective Time on a basis that allows the Company Shares acquired pursuant to such exercise to be treated as Scheme Shares at the Effective Time, with any Company Underwater Options that remain outstanding and unexercised as of the Effective Time cancelled for no consideration at the Effective Time, without any action on the part of Purchaser, Centessa or any other person; and

•

unless otherwise provided in the applicable award agreement, each Company RSU that is outstanding and unvested shall become immediately vested in full, and at the Effective Time, each Company RSU will be canceled, and, in exchange therefor, the holder of such canceled Company RSU will be entitled to receive (without interest), in consideration of the cancellation of such Company RSU, (A) an amount in cash (less applicable withholding taxes pursuant to the Transaction Agreement) equal to the product of (1) the total number of shares subject to such Company RSU immediately prior to the Effective Time, multiplied by (2) the Closing Amount and (B) one CVR for each Company Share subject to such Company RSU immediately prior to the Effective Time (without regard to vesting);

Treatment of Company ESPP

The Company Board (or, if appropriate, the committee administering the Company ESPP) has passed such resolutions and will take all actions with respect to the Company ESPP that are necessary to provide that: (i) no new ESPP Offering Period will be authorized or commenced following entry into the Transaction Agreement unless and until the Transaction Agreement is terminated; and (ii) no further rights are granted under the Company ESPP after the Effective Time. Immediately prior to and effective as of the Effective Time (but subject to the consummation of the Transactions), Centessa will terminate the Company ESPP.

No Appraisal or Dissenters’ Rights (page 90)

No appraisal or dissenters’ rights are available to holders of Company Shares and Company ADSs under the laws of England and Wales in connection with the Transactions.

Material United States Federal Income Tax Consequences of the Transactions (page 135)

The receipt of cash and CVRs in exchange for Company Shares or Company ADSs pursuant to the Transactions will be a taxable transaction for U.S. federal income tax purposes. Generally, for U.S. federal income tax purposes, if you are a holder of Company Shares or Company ADSs who is a U.S. holder (as defined in the section entitled “Material United States Federal Income Tax Consequences of the Transactions”), you will generally recognize capital gain or loss equal to the difference, if any, between (i) the amount of cash you receive plus the fair market value (determined as of the Closing) of any CVRs you receive in the Transactions and (ii) your adjusted tax basis in the Company Shares or Company ADSs surrendered in exchange therefor, as applicable, subject to the discussion concerning the “passive foreign investment company” rules in the section of this proxy statement entitled “Material United States Federal Income Tax Consequences of the Transactions.”

However, as discussed more fully under “Material United States Federal Income Tax Consequences of the Transactions,” the amount of gain or loss a U.S. holder recognizes, and the timing and potential character of a portion of such gain or loss, depends in part on the U.S. federal income tax treatment of the CVRs, which is subject to uncertainty.

Holders of Company Shares or Company ADSs should read the section entitled “Material United States Federal Income Tax Consequences of the Transactions” for a more detailed discussion of the United States federal income tax consequences of the receipt of cash and CVRs in exchange for Company Shares or Company ADSs pursuant to the Transactions. Holders should also consult their tax advisors with respect to the specific tax consequences to them in connection with the Transactions in light of their particular circumstances, including U.S. federal income, estate, gift and other non-income tax consequences, and tax consequences under state, local or non-U.S. tax laws or any applicable income tax treaties.

Material United Kingdom Tax Consequences of the Transactions (page 140)

UK Shareholders (as defined in the section entitled “Material United Kingdom Tax Consequences of the Transactions”), whose Company Shares or Company ADSs are transferred pursuant to, the Transactions will be disposing of them for the purposes of UK capital gains tax or corporation tax on chargeable gains (as applicable). A disposal of Company Shares or Company ADSs by a UK Shareholder may, depending on the UK Shareholder’s circumstances and subject to any available allowances, exemptions and reliefs, give rise to a chargeable gain or an allowable loss for the purposes of UK taxation on chargeable gains.

The above, and the section entitled “Material United Kingdom Tax Consequences of the Transactions,” are intended as a general guide only and relate to certain limited aspects of the UK tax treatment of the Scheme. Because individual circumstances may differ, you are strongly advised to contact an appropriately qualified independent professional adviser to discuss the tax consequences of the Scheme for your particular circumstances, in particular if you are in any doubt about your own tax position or if you are subject to taxation in any jurisdiction other than the United Kingdom.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement includes “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including with respect to the Transactions, and readers are cautioned not to place undue reliance on such statements. Such forward-looking statements include, but are not limited to, statements regarding the Transactions, the parties’ ability to satisfy the conditions to the consummation of the Transactions, including in connection with obtaining shareholder, Court and regulatory approvals, and the expected timetable for the Transactions, and the anticipated occurrence, manner and timing of the closing of the Transactions. All statements other than statements of historical facts are forward-looking statements. These forward-looking statements are often identified by words such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “seek,” “continue,” “could,” “can,” “may,” “will,” “likely,” “depend,” “should,” “would,” “plan,” “predict,” “target,” and similar expressions, and may include references to assumptions and relate to Centessa’s future prospects, developments and business strategies, and the Transactions. These statements are based upon the current beliefs and expectations of Centessa’s management and are subject to significant risks and uncertainties. If underlying assumptions prove inaccurate or risks or uncertainties materialize, actual results may differ materially from those set forth in the forward-looking statements.

Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks and changes in circumstances, including but not limited to risks and uncertainties related to:

•	the timing of the Transactions;

•

the risk that the required regulatory approvals for the Transactions are not obtained, are delayed or are subject to conditions not anticipated that could reduce the anticipated benefits of the Transactions;

•

the possibility that various conditions to the consummation of the Transactions contained in the Transaction Agreement may not be satisfied or waived (including, but not limited to, the failure to obtain the approval of the Transactions by Company Shareholders and the failure to obtain the sanction of the Court);

•	the effects of disruption from the transactions contemplated by the Transaction Agreement and the impact of the announcement and pendency of the Transactions on our business;

•

the occurrence of any event, change or other circumstances that could give rise to the termination of the Transaction Agreement, including in circumstances that would require payment by Centessa of a termination fee;

•	significant costs, fees, expenses and charges related to the Transactions;

•	the risk that competing offers or acquisition proposals for Centessa’s business will be made;

•	the diversion of management time and attention from our ongoing business operations and opportunities;

•

the effect of the Transactions and the public announcement of the Transactions on our operations and our relationships with suppliers, business partners, management and employees, including our ability to attract and retain key personnel;

•	the response of our competitors to the public announcement of the Transactions;

•	the risk of legal proceedings being instituted against the parties related to the Transactions or unfavorable results from legal proceedings that could arise in the future;

•	the inherent uncertainty with financial or other forecasts or projections;

•	the risks inherent in drug research, development and commercialization;

•	disruption in our plans and operations attributable to the Transactions;

•	changes in our business during the period between announcement and closing of the Transactions;

•	the effects of the Transactions on the trading price of the Company ADSs;

•	the risks related to non-achievement of any milestone and that holders of the CVRs will not receive any payments in respect of the CVRs;

•

uncertainties related to the initiation, timing, progress and results (preliminary, interim or final) of our preclinical studies and clinical trials, and its research and development programs including cleminorexton, ORX142, ORX489 and other orexin agonist molecules;

•	our ability to differentiate cleminorexton, ORX142, ORX489 and other orexin agonist molecules from other treatment options;

•	the development and therapeutic potential of cleminorexton, ORX142, ORX489 and other orexin agonist molecules;

•	the safety and tolerability of our product candidates;

•	the impact of inflation on increasing costs of labor, research, manufacturing and clinical trial expenses;

•	the scope of protection we able to establish and maintain for intellectual property rights covering our product candidates and technology;

•	our ability to operate our business without infringing the intellectual property rights and proprietary technology of third parties;

•	cost associated with prosecuting and maintaining our intellectual property and with defending intellectual property infringement, product liability and other claims;

•	relationships with key third parties or governmental entities; and

•

regulatory changes and developments, and the impact of global macroeconomic conditions, including trade and other global disputes and interruptions, including related to tariffs, trade protection measures, and similar restrictions in the United States, the European Union, the United Kingdom and other jurisdictions where we operate.

Centessa undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in (i) the section of this proxy statement entitled “Risk Factors” and (ii) Centessa’s Annual Report on Form 10-K for the year ended December 31, 2025 and Centessa’s other filings with the SEC.

RISK FACTORS

In addition to the other information contained or incorporated by reference into this proxy statement, including the matters addressed in the section entitled “Cautionary Statement Regarding Forward-Looking Statements,” Company Shareholders should carefully consider the following risk factors in determining whether to vote to approve the Proposals. Certain of these risk factors may be found under Part I, Item 1A, “Risk Factors” in Centessa’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed on March 31, 2026, which is incorporated by reference into this proxy statement.

Risks Relating to the Transactions

There are material uncertainties and risks associated with the Transaction Agreement and the Transactions.

There are material uncertainties and risks associated with the Transaction Agreement and the Transactions. If any of these uncertainties and risks develop into actual events, then Centessa’s business, financial condition, results and ongoing operations, the market price of the Company ADSs or prospects could be materially adversely affected. These uncertainties and risks include the following:

•

the announcement or pendency of the Transactions may impede Centessa’s ability to retain and hire key personnel and its ability to maintain relationships with its customers, distributors, suppliers or other third parties or its operating results and business generally;

•

matters relating to the Transactions, including post-closing integration planning, may require substantial commitments of time and resources by Centessa’s management and employees and may otherwise divert the attention of management and employees, which may affect Centessa’s business operations;

•

the Transaction Agreement restricts Centessa from engaging in certain actions without the approval of Lilly, which could prevent Centessa from pursuing certain business opportunities that arise prior to the closing or making appropriate changes to Centessa’s business outside the ordinary course of business (see the section entitled “The Transaction Agreement—Covenants Regarding Conduct of Business by Centessa Pending the Effective Time” for a description of the restrictive covenants applicable to Centessa);

•

Centessa’s directors and executive officers have financial interests in the Transactions that may be different from, or in addition to, the interests of Company Shareholders generally, which could have influenced their decisions to support or approve the Transactions; and

•	potential shareholder litigation in connection with the Transactions may result in significant costs of defense, indemnification and liability.

The Transactions may not be completed within the expected timeframe, or at all, and a significant delay or the failure to complete the Transactions could adversely affect our business and the market price of the Company ADSs.

Completion of the Transactions is subject to certain closing conditions, including the following:

•	the receipt of the Company Shareholder Approvals;

•	the sanction of the Scheme of Arrangement by the Court;

•

the expiration or termination of any applicable waiting period under the HSR Act in respect of the Transactions and any agreement with a governmental body not to consummate or delay consummation of the Transactions; and

•

no order, decree or ruling issued by any governmental body of competent jurisdiction that enjoins, prevents or prohibits the consummation of any Transactions being in effect, nor shall any statute, rule, regulation, order, injunction, or decree have been enacted, entered, promulgated, or enforced by any governmental body that prohibits or makes illegal the consummation of the Transactions remain in effect;

•	compliance in all material respects with the obligations of Centessa, Lilly and Purchaser under the Transaction Agreement;

•	accuracy of the representations and warranties of Centessa, Lilly and Purchaser, subject to certain materiality standards set forth in the Transaction Agreement; and

•

the absence of any “Company Material Adverse Effect” with respect to Centessa (see the section entitled “The Transaction Agreement—Representations and Warranties” for more information on “Company Material Adverse Effect”).

Centessa cannot be certain when or if these conditions for the Transactions will be satisfied, or waived, or when or if the Transactions will be completed. For a more complete summary of the conditions that must be satisfied or waived prior to completion of the Transactions, see the section entitled “The Transaction Agreement—Conditions to Complete the Transactions” and the section entitled “The Transactions—Regulatory and Court Approvals Required for the Transactions.”

In connection with obtaining antitrust clearance for the Transactions, Lilly is not required to (i) offer, negotiate, commit to, or effect, by consent decree, hold separate order, or otherwise, the sale, divestiture, license, or other disposition of any or all of the capital stock, assets, equity holdings, rights, products, or businesses of Lilly or any of its subsidiaries (including, following the Effective Time, Centessa) or (ii) place any other restrictions on the activities of Lilly or any of its subsidiaries (including, following the Effective Time, Centessa). There can be no assurance that regulators will not impose conditions, terms, obligations or restrictions and that such conditions, terms, obligations or restrictions will not result in the delay or abandonment of the Transactions. There can be no assurance that all required approvals and clearances will be obtained or will be obtained on a timely basis. See the section entitled “The Transaction Agreement—Other Covenants and Agreements—Further Action; Efforts.”

Each of Centessa and Lilly has the right to terminate the Transaction Agreement under certain circumstances (see the section entitled “The Transaction Agreement—Termination of the Transaction Agreement”).

Lawsuits may be filed against Centessa or Lilly relating to the Transactions and an adverse ruling in any such lawsuit may prevent the Transactions from being completed in the time frame expected, or at all.

In the event that the Transactions are not completed for any reason, Company Shareholders will not receive any payment for their Company ADSs or Company Shares in connection with the Transactions. Instead, Centessa will remain an independent public company and Company Shareholders will continue to own their Company ADSs and Company Shares.

The announcement and pendency of the Transactions could adversely affect our business prospects, financial condition, and results of operations.

The announcement and pendency of the Transactions could cause disruptions in and create uncertainty surrounding Centessa’s business, which could have an adverse effect on Centessa’s business, prospects, financial condition, and results of operations, regardless of whether the Transactions are completed. These risks to Centessa’s business include the following, all of which could be exacerbated by a delay in the completion of the Transactions:

•	the diversion of significant management time and resources towards the completion of the Transactions;

•	the impairment of Centessa’s ability to attract, retain and motivate key personnel, including Centessa’s senior management;

•

difficulties maintaining relationships with investigators, healthcare professionals, consultants, third-party payors, customers and other business partners, who may defer decisions about working with us or seek to change existing business relationships with Centessa;

•

the inability to pursue alternative business opportunities or make appropriate changes to Centessa’s business because of requirements in the Transaction Agreement that we conduct Centessa’s business in the ordinary course and not engage in certain kinds of transactions or business activities prior to the completion of the Transactions; and

•	litigation relating to the Transactions and the costs and distractions related thereto.

The Transaction Agreement contains provisions that could discourage a potential competing acquirer of Centessa or could result in any competing proposal being at a lower price than it might otherwise be.

Centessa is subject to certain restrictions on its ability to solicit Acquisition Proposals from third parties, to provide information to third parties, to enter into or continue discussions or negotiations with third parties regarding Acquisition Proposals, to enter into any commitment with respect to any Acquisition Proposal, and to recommend or approve any Acquisition Proposal or to make a Change of Board Recommendation, subject to customary exceptions. In addition, Centessa may be required to pay Lilly a termination fee of approximately $63 million (exclusive of value added taxes, if any) in specified circumstances, including due to the entry by Centessa into a definitive agreement with respect to a Superior Proposal, or certain other triggering events, such as if the Court declines or refuses to sanction the Scheme of Arrangement and Centessa shall have communicated to the Court at the hearing to sanction the Scheme of Arrangement that the Company Board no longer supports the consummation of the Transactions or no longer wishes the Court to sanction the Scheme of Arrangement.

These provisions could discourage a potential competing acquirer that might have an interest in acquiring all or a significant part of Centessa from considering or proposing such an acquisition, including, if the Transaction Agreement is terminated prior to the consummation of the Transactions, after such termination of the Transaction Agreement, even if it were prepared to pay a purchase price per Company Share higher than the purchase price per Company Share proposed to be paid in the Transactions, or might result in a potential competing acquirer proposing to pay a lower price than it might otherwise have proposed to pay because of the added expense of the termination fee that may become payable in specified circumstances under the Transaction Agreement, including, in certain circumstances, after a valid termination of the Transaction Agreement in accordance with the terms thereof. For more information see the section entitled “The Transaction Agreement—Acquisition Proposals” and the section entitled “The Transaction Agreement—Effect of Termination.”

Centessa’s directors and executive officers may have interests in the Transactions that may be different from the interests of the Company Shareholders.

When considering the recommendation of the Company Board that the Company Shareholders approve the Proposals, the Company Shareholders should be aware that directors and executive officers of Centessa may have certain interests in the Transactions that may be different from or in addition to the interests of the Company Shareholders generally. These interests include the treatment in the Transactions of Centessa equity compensation awards and the indemnification of Centessa directors and officers by Lilly. See the sections entitled “The Transactions—Interests of Centessa’s Non-Employee Directors and Executive Officers in the Transactions” and “The Transaction Agreement—Directors’ and Officers’ Indemnification and Insurance” for further information regarding these interests. The Company Board was aware of these interests and considered them, among other things, in evaluating and approving the Transaction Agreement and the Transactions and in recommending that the Company Shareholders approve the Proposals.

While the Transaction Agreement is in effect, we are subject to restrictions on our business activities.

The Transaction Agreement includes restrictions on the conduct of Centessa’s business prior to the completion of the Transactions, generally requiring Centessa to use commercially reasonable efforts to conduct Centessa’s business and operations in all material respects in the ordinary course and to preserve intact Centessa’s business organization and significant business relationships. In addition, Centessa is subject to a variety of specified restrictions. Unless Centessa obtains Lilly’s prior written consent (which consent may not be unreasonably withheld, conditioned or delayed), except as specifically required by the Transaction Agreement or required by applicable law, Centessa may not, among other things and subject to certain exceptions, limitations and qualifications, incur additional indebtedness, issue additional Company ADSs outside of Centessa’s equity incentive plans, repurchase the Company ADSs, pay dividends, acquire certain assets or securities, sell or dispose of intellectual property, or enter into material contracts or make certain capital expenditures. Centessa may find that these and other contractual restrictions in the Transaction Agreement delay or prevent Centessa from responding, or limit Centessa’s ability to respond, effectively to competitive pressures, industry developments and future business opportunities that may arise during such period, even if Centessa’s management believes they may be advisable. If any of these effects were to occur, it could materially and adversely impact our operating results, financial position, cash flows or the market price of the Company ADSs.

Litigation against Centessa, Lilly, or the members of the respective boards, could prevent or delay the completion of the Transactions or result in the payment of damages following completion of the Transactions.

It is a condition to the completion of the Transactions that no injunction or other order preventing the consummation of the Transactions shall have been issued by any court of competent jurisdiction or other governmental authority of competent jurisdiction and remain in effect. It is possible that lawsuits may be filed by Company Shareholders and/or Lilly’s stockholders challenging the Transactions. The outcome of such lawsuits cannot be assured, including the amount of costs associated with defending these claims or any other liabilities that may be incurred in connection with the litigation of these claims. If plaintiffs are successful in obtaining an injunction prohibiting the parties from completing the Transactions on the agreed-upon terms, such an injunction may delay the consummation of the Transactions in the expected timeframe, or may prevent the Transactions from being consummated at all. Whether or not any plaintiff’s claim is successful, this type of litigation can result in significant costs and divert management’s attention and resources from the closing of the Transactions and ongoing business activities, which could adversely affect our operations.

Company Shareholders may not receive any payment on the CVR and the CVR may expire valueless and Company Shareholders will otherwise not be able to participate in any further upside to Centessa’s business if the Transactions are consummated.

If the Transactions are completed, the holders of Company Shares and Company ADSs will be entitled to receive one CVR per Scheme Share, subject to the terms and conditions of the CVR Agreement. Each CVR will represent a non-transferable contractual right to receive contingent cash payments upon the occurrence of certain milestones. There can be no assurance that the milestones will be achieved prior to their expiration or termination of the CVR Agreement, or that payment will be required of Lilly with respect to the milestones. The CVRs will not be transferable, except in the limited circumstances specified in the CVR Agreement, will not have any voting or dividend rights, and will not represent any equity or ownership interest in Lilly or any constituent party to the Transaction Agreement. Accordingly, the right of any of our shareholders to receive any future payment on or derive any value from the CVRs will be contingent solely upon the occurrence of certain events, as outlined in the CVR Agreement, and if no such events are achieved for any reason within the time periods specified in the CVR Agreement, no payments will be made under the CVRs, and the CVRs will expire valueless. Other than pursuant to the CVRs, Centessa’s current shareholders will not receive any additional consideration if our business performs well after the closing of the Transactions and will therefore not receive any other benefit from any such future performance of our business.

SCHEME PROPOSAL AND THE SCHEME MEETING

AND THE COMPANY GM - EXPLANATORY STATEMENT

(In compliance with section 897 of the Companies Act 2006)

May 7, 2026

To the holders of Company Shares and, for information only, to the holders of Company ADSs and the holders of options or awards under any Company Equity Plan.

RECOMMENDED ACQUISITION OF CENTESSA PHARMACEUTICALS PLC

BY PURCHASER, A WHOLLY OWNED SUBSIDIARY OF LILLY

(1) Introduction

The following section of this proxy statement explains, among other things, the effect of the Scheme of Arrangement and, together with the further information contained elsewhere in this proxy statement, constitutes the explanatory statement in respect of the Scheme of Arrangement as required by section 897 of the Companies Act. Accordingly, in addition to the information contained in the following section of this proxy statement, your attention is drawn to the further information contained elsewhere in this proxy statement and you are advised to read this proxy statement in full.

On March 31, 2026, it was announced that Lilly, Centessa and Purchaser had entered into a definitive agreement for the transfer of the entire issued and to be issued share capital of Centessa to Purchaser, a wholly owned subsidiary of Lilly (or, at Lilly’s election, its nominee(s) or, in respect of the Depositary Shares, the DR Nominee) by way of a court-sanctioned scheme of arrangement under Part 26 of the Companies Act.

Your attention is drawn to the section entitled “The Transactions,” which contains, among other things, (i) information on the reasons for and benefits of the Transactions and (ii) the recommendation by the Company Board to Company Shareholders to vote in favor of the Scheme at the Scheme Meeting and to vote in favor of the resolutions to be proposed at the Company GM. The Scheme of Arrangement is set out in full in the section entitled “The Scheme of Arrangement.” For overseas holders of Company Shares, your attention is drawn to section 10 of this Explanatory Statement.

(2) The Transactions

The Transactions are to be effected by means of the Scheme of Arrangement, a court-sanctioned scheme of arrangement between Centessa and the Scheme Shareholders, under Part 26 of the Companies Act. Implementation of the Transactions requires the approval of the Scheme of Arrangement by Scheme Shareholders at the Scheme Meeting and the approval of the Company Shareholder Resolution by Company Shareholders at the Company GM. The Scheme of Arrangement also requires the sanction of the Court, and the satisfaction (or, to the extent permitted by applicable law, waiver) of the conditions set out in section 3 of this Explanatory Statement. The Scheme of Arrangement is set out in full in the section entitled “The Scheme of Arrangement.”

The purpose of the Scheme of Arrangement is to enable the entire issued and to be issued share capital of Centessa to be transferred to Purchaser (or, at Lilly’s election, its nominee(s) or, in respect of the Depositary Shares, the DR Nominee). This is to be achieved by the transfer of the Scheme Shares held by the Scheme Shareholders as at the Scheme Record Time to Purchaser (or, at Lilly’s election, its nominee(s) or, in respect of the Depositary Shares, the DR Nominee), in return for which the Scheme Shareholders will receive the consideration for their Scheme Shares on the basis set out in the Scheme of Arrangement.

If the Transactions are completed:

•	Purchaser (or, at Lilly’s election, its nominee(s) or, in respect of the Depositary Shares, the DR Nominee) will acquire the Scheme Shares pursuant to the Scheme of Arrangement;

•

Scheme Shareholders will have the right to receive, in respect of each Scheme Share, (i) $38.00 in cash, without interest, plus (ii) one CVR, which will represent the right to receive the Milestone Payments, if any, at the times and subject to the terms and conditions provided for in the CVR Agreement, in cash, without interest, in each case subject to the terms and conditions set forth in the Transaction Agreement, the CVR Agreement and the Scheme of Arrangement, and less any applicable withholding taxes; and

•

immediately following the Effective Time, holders of Company ADSs as of the Effective Time will have the right to receive, in respect of each Company ADS, (i) $38.00 in cash, without interest, plus (ii) one CVR, which will represent the right to receive the Milestone Payments, if any, at the times and subject to the terms and conditions provided for in the CVR Agreement, in cash, without interest, in each case, subject to the terms and conditions set forth in the Transaction Agreement, the CVR Agreement, the Scheme of Arrangement and the Deposit Agreement and less any applicable withholding taxes.

The consideration is expected to be funded through a variety of sources, which may include cash on hand, commercial paper, proceeds from debt issuances, or a combination of the foregoing. See the section “The Transactions—Financing of the Transactions.”

(3) Conditions to Complete the Transactions

The respective obligations of Centessa, Lilly and Purchaser to effect the Transactions are subject to the satisfaction or waiver in writing (where permissible) at or prior to the Effective Time of each of the following conditions:

•	the receipt of the Company Shareholder Approvals;

•	the sanction of the Scheme of Arrangement by the Court;

•

the expiration or termination of any applicable waiting period under the HSR Act in respect of the Transactions and any agreement with a governmental body not to consummate or delay consummation of the Transactions; and

•

no order, decree or ruling issued by any governmental body of competent jurisdiction that enjoins, prevents or prohibits the consummation of any Transactions being in effect, nor shall any statute, rule, regulation, order, injunction, or decree have been enacted, entered, promulgated, or enforced by any governmental body that prohibits or makes illegal the consummation of the Transactions remain in effect.

The respective obligations of Lilly and Purchaser to effect the Transactions are subject to the satisfaction or waiver in writing (where permissible) at or prior to the Effective Time of each of the following conditions:

•

the representations and warranties made by Centessa in the Transaction Agreement with respect to organization and corporate power, authorization and enforceability, certain capitalization matters, brokers and certain expenses, anti-takeover statutes and the opinions of Centessa’s financial advisors being true and correct in all material respects, as of the Closing Date as though made on and as of such date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct in all material respects, as of such earlier date);

•	the representation made by Centessa in the Transaction Agreement with respect to the absence of a Company Material Adverse Effect being true in all respects, as of the Closing Date as though made on and as of such date (except to the extent such representation expressly speaks as of an earlier date, in which case such representation shall be true in all respects, as of such earlier date);

•

certain specified representations and warranties made by Centessa in the Transaction Agreement with respect to the capitalization of Centessa being true and correct in all respects, except for any de minimis inaccuracies, as of the Closing Date as though made on and as of such date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct except for any de minimis inaccuracies, as of such earlier date);

•

all other representations and warranties of Centessa contained in the Transaction Agreement and not specified in the preceding three bullets being true and correct as of the Closing Date, as though made on and as of such date (except to the extent any such representation or warranty expressly relates to an earlier date, in which case as of such date), except where the failure of such representations and warranties to be so true and correct (without giving effect to any limitation as to “materiality” or “Company Material Adverse Effect”) has not had, individually or in the aggregate, a Company Material Adverse Effect;

•	Centessa will have complied with or performed in all material respects the covenants and agreements it is required to comply with or perform at or prior to the closing;

•	the non-occurrence since March 31, 2026 of a Company Material Adverse Effect that is continuing as of the closing; and

•	the receipt of a certificate dated as of the closing date from a senior executive officer of Centessa confirming the satisfaction of the conditions set forth in the immediately preceding six bullets.

The obligations of Centessa to effect the Transactions are subject to the satisfaction or waiver in writing (where permissible) at or prior to the Effective Time of each of the following conditions:

•

the representations and warranties of Lilly and Purchaser in the Transaction Agreement being true and correct as of March 31, 2026 and as of the Closing Date, as if made as of such date (except to the extent any such representation or warranty expressly relates to an earlier date or period, in which case as of such date or period), except where the failure of such representations and warranties to be so true and correct (without giving effect to any limitation as to “materiality” or “Parent Material Adverse Effect”) has not had, individually or in the aggregate, a Parent Material Adverse Effect;

•	Lilly and Purchaser each having complied with or performed in all material respects the covenants and agreements they are required to comply with or perform at or prior to the closing; and

•	the receipt of a certificate dated as of the closing date from an officer of Lilly confirming the satisfaction of the conditions set forth in the immediately preceding two bullets.

The Scheme of Arrangement can only become effective if all conditions to the Transactions, including the required Company Shareholder Approvals and the sanction of the Scheme of Arrangement by the Court, have been satisfied or (to the extent permitted by law) waived. The Scheme of Arrangement will become effective upon a copy of the Court Order being delivered to the Registrar of Companies in England and Wales. Subject to the satisfaction or waiver of the conditions to the Transactions, including the sanction of the Scheme of Arrangement by the Court, the Effective Time is expected to occur by the third quarter of 2026.

(4) Company Shareholder Meetings

Before the Court’s sanction can be sought, the Scheme of Arrangement requires, among other things, approval of the Scheme Proposal by Scheme Shareholders at the Scheme Meeting. The Scheme Proposal must be approved by a majority in number representing not less than 75% in value of the members or class of members (as the case may be) present and voting (either in person or by proxy) at the Scheme Meeting (including any separate class meeting which may be required by the Court). Approval of the Scheme Proposal is required to consummate the Transactions.

If you are a Company ADS holder, it is the underlying Company Shares voted by the Depositary at your direction which will be counted for the purposes of the above tests. While all of the Company Shares voted by the Depositary will count towards the 75% in value test, it is important to be aware that, because the Depositary’s nominee is the registered holder of the Company Shares underlying your Company ADSs, you will not yourself be counted towards the majority in number test. Accordingly, if you wish to be counted towards the majority in number test, you must elect to become a shareholder of record by surrendering at least one of your Company ADSs to the Depositary in exchange for the Company Shares represented by those Company ADSs, in accordance with the terms and conditions of the Deposit Agreement, so as to become a registered holder of Scheme Shares prior to the Voting Record Time. Please refer to the further guidance set out in the section captioned “Action to be Taken—Company ADS Holders” beginning on page 48.

Company Shareholders are also being asked to consider and approve the Company Shareholder Resolution at the Company GM. The Company Shareholder Resolution, if approved, will (i) authorize the Company Board to take all such action as they may consider necessary or appropriate for carrying the Scheme of Arrangement into effect; (ii) amend the Company Articles and approve such other matters as may be necessary to facilitate the Transactions and/or the Scheme of Arrangement; and (iii) direct the Company Board to deliver the Court Order to the Registrar of Companies in England and Wales if the Court order is obtained, substantially in the form set out in Annex II to the Transaction Agreement, with or subject to any modification or addition that Lilly, Purchaser and Centessa may mutually agree.

The Company Shareholder Resolution will be proposed as a special resolution at the Company GM, which means that the Company Shareholder Resolution must be approved by at least 75% of the total voting rights of eligible members present and voting (either in person or by proxy) at the Company GM. Approval of the Company Shareholder Resolution is required to consummate the Transactions.

Notices of both the Scheme Meeting and the Company GM are set out at the beginning of this proxy statement. Entitlement to attend and vote at the Scheme Meeting and the Company GM and the number of votes which may be cast will be determined by reference to the register of members of Centessa at the Voting Record Time. Entitlement to submit ADS voting instruction cards and the number of votes which a Company ADS holder may instruct the Depositary to cast on its behalf will be determined by reference to the register of the Company ADSs maintained by the Depositary at the Company ADS Voting Record Time.

If the Scheme of Arrangement becomes effective, it will be binding on all Scheme Shareholders, irrespective of whether or not they attended or voted at the Scheme Meeting.

Date, Time, Place and Purpose of the Scheme Meeting

The Scheme Meeting will be held at the offices of Goodwin Procter (UK) LLP at Sancroft, 10-15 Newgate Street, London EC1A 7AZ, United Kingdom on June 12, 2026 at 1:00 p.m. (U.K. Time) for Scheme Shareholders on the register of members as at the Voting Record Time to consider and, if thought fit, approve the Scheme of Arrangement.

At the Scheme Meeting, voting will be by poll and each Scheme Shareholder present in person or by proxy will be entitled to one vote for each Scheme Share held as at the Voting Record Time. The approval required at the Scheme Meeting is a simple majority in number of the Scheme Shareholders present and voting, in person or by proxy, representing at least 75% in value of the Scheme Shares in respect of which a vote has been cast.

It is important that, for the Scheme Meeting, as many votes as possible are cast so that the Court may be satisfied that there is a fair representation of opinion of the Scheme Shareholders. Scheme Shareholders are strongly urged to sign and return your BLUE Form of Proxy for the Scheme Meeting or deliver their respective proxy appointments or voting instructions for the Scheme Meeting by one of the other methods described beginning on page 46 of this Explanatory Statement, as soon as possible and in any event so as to be received by 1:00 p.m. (U.K. Time) on June 10, 2026. Executed but uninstructed proxies (i.e., proxies that are properly signed, dated and returned but are not marked to tell the proxies how to vote) will be treated as invalid and your Scheme Shares will not be voted at the Scheme Meeting.

Date, Time, Place and Purpose of the Company GM

The Company GM will be held at the offices of Goodwin Procter (UK) LLP at Sancroft, 10-15 Newgate Street, London EC1A 7AZ, United Kingdom on June 12, 2026 at 1:15 p.m. (U.K. Time) (or as soon thereafter as the Scheme Meeting shall have been concluded or adjourned) for holders of Company Shares on the register of members as at the Voting Record Time to consider and, if thought fit, approve the Company Shareholder Resolution as a special resolution.

At the Company GM, voting on the Company Shareholder Resolution will be by poll and each Company Shareholder present in person or by proxy will be entitled to one vote for each Company Share held as at the Voting Record Time. The approval required for the Company Shareholder Resolution to be passed is at least 75% of the total voting rights of eligible members present and voting (either in person or by proxy) at the Company GM.

Holders of Company Shares are strongly urged to sign and return your WHITE Form of Proxy for the Company GM, or deliver their respective proxy appointments or voting instructions for the Company GM by one of the other methods described beginning on page 46 of this Explanatory Statement, as soon as possible and in any event so as to be received by 1:15 p.m. (U.K. Time) on June 10, 2026. Executed but uninstructed proxies (i.e. proxies that are properly signed, dated and returned but are not marked to tell the proxies how to vote) will be voted in accordance with the recommendation of the Company Board at the Company GM.

Amendment to the Company Articles of Association

Company Shares issued after the Scheme Record Time will not be subject to the Scheme of Arrangement. In order to ensure that the entire issued and to be issued share capital of Centessa is transferred to Purchaser (or, at Lilly’s election, its nominee(s) or, in respect of the Depositary Shares, the DR Nominee), it is therefore proposed that, pursuant to the Company Shareholder Resolution, the Company Articles be amended so that Company Shares issued or transferred after the Scheme Record Time (if any), other than to Purchaser or its nominees, will be automatically transferred to Purchaser (or such other person nominated by Purchaser) on the same terms as under the Scheme of Arrangement.

It is also proposed that, pursuant to the Company Shareholder Resolution, the Company Articles be amended to ensure that any Company Shares issued at or after the Voting Record Time but prior to the Scheme Record Time will be subject to the Scheme of Arrangement.

Recommendation of the Company Board

The Company Board (excluding Dr. Hedley, who recused herself from the Company Board’s deliberations on and approval of the Transactions) has approved the Transaction Agreement and the actions required and contemplated therein, including the Transactions, and determined that such actions are advisable and in the best interests of Centessa and its shareholders as a whole. The Company Board (excluding Dr. Hedley, who recused herself from the Company Board’s deliberations on and approval of the Transactions) recommends that Scheme

Shareholders vote “FOR” the Scheme Proposal at the Scheme Meeting and that holders of Company Shares vote “FOR” the Company Shareholder Resolution at the Company GM. See “The Transactions—Recommendation of the Company Board; Centessa’s Reasons for the Transactions” for a more detailed discussion of the Company Board’s recommendation with respect to the Scheme Proposal and the Company Shareholder Resolution.

Entitlement to Vote at the Company Shareholder Meetings

Scheme Shareholders as of the Voting Record Time are entitled to attend the Scheme Meeting and holders of Company Shares at the Voting Record Time are entitled to attend the Company GM and, in each case, to vote either in person or to appoint another person or persons as your proxy or proxies to attend and vote on your behalf, in accordance with the procedures further outlined in this proxy statement. If you return your Form of Proxy and do not appoint a proxy, the Chair of the Company Shareholder Meetings will be appointed as your proxy to attend, speak and vote in respect of your Scheme Shares at the Scheme Meeting. You are strongly encouraged to appoint the Chair of the Company Shareholder Meetings as your proxy.

Holders of Company Shares who hold their Scheme Shares or Company Shares indirectly through a broker, bank, trust company or other nominee must rely on the procedures of such broker, bank, trust company or other nominee in order to assert the rights of a holder of Scheme Shares or Company Shares to vote at the Company Shareholder Meetings. If this applies to you, we encourage you to consult your broker, bank, trust company or other nominee as soon as possible.

If you are a beneficial holder but not the legal holder of Company Shares then, as a matter of English law, your name is not entered in the Company’s register of members. Accordingly, if you wish to attend and vote directly (i.e., in your own name) at the Scheme Meeting or Company GM, you must become a registered holder of Company Shares by arranging for the completion of a stock transfer form or submission of a CREST stock withdrawal by the applicable registered holder in respect of the Company Shares that you wish to be transferred into your name, pay any related UK stamp duty, if applicable. Completed stock transfer form and related documentation should be sent to the Company’s Registrar, Computershare, at The Pavilions, Bridgwater Road, Bristol BS99 6ZY. Beneficial holders who wish to attend and vote directly at the Scheme Meeting or Company GM should send such stock transfer form (or action such CREST stock withdrawal) in respect of their Company Shares to permit processing to be completed by Computershare prior to the Voting Record Time.

Company ADS holders are not entitled to vote directly at the Scheme Meeting or the Company GM and should instead refer to section (9) of this Explanatory Statement.

Quorum requirement for the Company GM

The presence at the Company GM of one or more qualifying persons (as defined in the Company Articles) present in person or by proxy or corporate representative, who represent at least 33 1/3% of the issued shares (excluding any shares held as treasury shares) entitled to attend and vote on the business to be transacted at the Company GM is necessary to constitute a quorum.

(5) The Company Directors and the Effect of the Scheme of Arrangement on their Interests

Details of the interests of Company directors in the share capital of Centessa and awards in respect of such share capital, are set out in the section entitled “The Transactions—Interests of Centessa’s Non-Employee Directors and Executive Officers in the Transactions.” Scheme Shares held by Centessa directors at the Scheme Record Time will be subject to the Scheme of Arrangement.

In common with the other participants who hold options and awards under the Company Equity Plans, the Company Stock Options and Company RSUs held by Company directors at the Effective Time will be converted into the right to receive certain consideration (as described in the section entitled “The Transactions—Interests of Centessa’s Non-Employee Directors and Executive Officers in the Transactions”).

Brett Zbar, M.D., one of the Company directors and an affiliate of General Atlantic, has entered into a Voting Agreement to vote the Company Shares underlying the options held by him solely for the benefit of such large Company Shareholder, if converted, in favour of the Scheme of Arrangement and associated resolutions at the Scheme Meeting and the Company GM, as further described in the section entitled “The Voting Agreements.”

In accordance with the terms of the Transaction Agreement, Mario Alberto Accardi entered into a voting agreement with the Purchaser and the Company, pursuant to which Mario Alberto Accardi agreed, among other things, to vote in favour of the Scheme of Arrangement and the Company Shareholder Resolution as a proxy for four ordinary shareholders each holding one Company Share and as a registered holder of one Company Share.

Except as set out above, in the section entitled “The Transactions—Interests of Centessa’s Non-Employee Directors and Executive Officers in the Transactions” and the provisions of the Transaction Agreement and Voting Agreements applicable to directors as described under “The Transaction Agreement” and “The Voting Agreements,” the effect of the Scheme of Arrangement on the interests of Company directors does not differ from its effect on the interests of any other Company shareholder.

(6) Sanction of the Scheme of Arrangement by the Court

Under the Companies Act, the Scheme of Arrangement also requires the sanction of the Court. The Court Sanction Hearing is currently expected to be held by the third quarter of 2026. Scheme Shareholders are entitled to attend the Court Sanction Hearing, should they wish to do so, in person or through counsel.

Following sanction of the Scheme of Arrangement by the Court, the Scheme of Arrangement will become effective in accordance with its terms upon a copy of the Court Order being delivered to the Registrar of Companies in England and Wales.

Upon the Scheme of Arrangement becoming effective, it will be binding on all Scheme Shareholders holding Scheme Shares at the Scheme Record Time (including the Depositary), irrespective of whether or not they attended or voted in favor of, or against, the Scheme of Arrangement at the Scheme Meeting or in favor of, or against, or withheld their vote on the Company Shareholder Resolution at the Company GM.

If the Scheme of Arrangement does not become effective by the end date (as defined and further described in the section entitled “The Transaction Agreement—Termination of the Transaction Agreement”), the Transaction Agreement may be terminated by either Purchaser or Centessa, and the Scheme of Arrangement may not become effective.

(7) Solicitation of Proxies

Centessa will bear its own costs and expenses incurred in connection with the filing, printing and mailing of this proxy statement to Company Shareholders and the retention of any information agent or other service provider in connection with the Transactions. This proxy solicitation is being made by Centessa on behalf of the Company Board. Centessa has hired Innisfree M&A Incorporated to assist in the solicitation of proxies at a total cost to Centessa of approximately $50,000, plus reimbursement of reasonable additional costs and out-of-pocket expenses. In addition to this mailing, proxies may be solicited by directors, officers or employees of Centessa or its affiliates or Lilly in person or by telephone or electronic transmission. None of the directors, officers or employees will be directly compensated for such services.

In addition, Lilly and certain of its directors, executive officers and other employees may be considered participants in the solicitation of proxies from the Company Shareholders in respect of the Transactions. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Company Shareholders in connection with the proposed transactions, including names, affiliations and a description of their direct or indirect interests, by security holdings or otherwise, is set forth in this document and other relevant materials to be filed with the SEC or, in the case of Lilly’s directors and executive officers, is contained in Lilly’s Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the SEC on February 12, 2026, and Lilly’s definitive proxy statement for its 2026 Annual Meeting of Shareholders, which was filed with the SEC on March 20, 2026, as well as any statements of beneficial ownership filed with the SEC after such proxy statement.

(8) Listings, Dealings, Delisting and Settlement

Company Shares

As from the Effective Time, each holding of Scheme Shares held within CREST will be disabled and all Scheme Shares will be removed from CREST in due course. With effect from the Effective Time, share certificates representing Scheme Shares held in certificated form will cease to have effect as documents of title and, at the request of Purchaser, must be delivered up to Purchaser or to any person appointed by Purchaser to receive the same or, as Purchaser may direct, be destroyed.

Delisting of Company ADSs

As a result of the consummation of the Transactions, Centessa will become a wholly owned subsidiary of Lilly and it is intended that Centessa will be re-registered as a private company under the applicable provisions of the Companies Act as soon as reasonably practicable after the closing date.

It is intended that the last day for dealings in Company ADSs on Nasdaq will be the trading day prior to the Closing Date. It is intended that, following the Effective Time, the Company ADS program be terminated and that applications be made to delist the Company ADSs from Nasdaq and terminate the registration of the Company ADSs under the Exchange Act promptly following such time.

Settlement

Subject to the Scheme of Arrangement becoming effective, settlement of the consideration to which any Scheme Shareholder is entitled in respect of their Scheme Shares (other than the Depositary Shares) under the Scheme of Arrangement will be effected as soon as reasonably practicable after the Effective Date and within 14 days of the Effective Date in the following manner:

•

Company Shares in uncertificated form (i.e., CREST): If, at the Scheme Record Time, a Scheme Shareholder holds Scheme Shares in uncertificated form, the Cash Consideration to which such Scheme Shareholder is entitled will be transferred (less any applicable withholding taxes) to such Scheme Shareholder via CREST by Purchaser procuring the creation of an assured payment obligation in favor of the appropriate CREST account through which the Scheme Shareholder holds such uncertificated Scheme Shares in respect of the Cash Consideration due to such Scheme Shareholder, provided that Purchaser reserves the right to elect to make payment of the said sums by cheque as set out below.

•

Company Shares in certificated form: If, at the Scheme Record Time, a Scheme Shareholder holds Scheme Shares in certificated form, the Cash Consideration to which such Scheme Shareholder is entitled will, regardless of currency, be paid (less any applicable withholding taxes) by cheque drawn on a branch of a UK clearing bank made payable to the person to whom the cheque is sent (save that, in the case of joint holders, Purchaser and the Paying Agent reserve the right to make the cheque payable to all named holders standing in the register of members of Centessa).

All documents and remittances sent to, from or on behalf of Scheme Shareholders will be sent entirely at their own risk. Cheques due to any Scheme Shareholder who is recorded by Computershare as a “gone away” will not be issued until such Scheme Shareholder contacts the Company’s registrar, Computershare, and provides to Computershare an updated address to (and such other documents as Computershare may reasonably require). For these purposes, “gone away” means a holder of Company Shares who: (a) Centessa or its Registrar has been notified is deceased and in respect of whom an appropriate grant of probate and updated registered address have been requested but not provided to the Company’s Registrar; or (b) is registered with an address from which communications are consistently returned to Centessa or its Registrar by post. Any portion of the Cash Consideration that has not been remitted to a Scheme Shareholder within 12 months of the Closing Date shall be held by Purchaser in accordance with the terms of the Scheme and any Scheme Shareholder entitled to any portion of such Cash Consideration shall look to Purchaser for payment.

Subject to the Scheme of Arrangement becoming effective, settlement of the Cash Consideration to which the Depositary Shareholder is entitled in respect of the Depositary Shares under the Scheme of Arrangement will be effected as soon as practicable after the Effective Time (and in any event within 14 days of the Effective Time) to such bank account as the Depositary Shareholder shall inform Purchaser of in writing at least 10 Business Days prior to the Effective Date. Such Cash Consideration shall then be distributed to Company ADS holders by the Depositary in the manner described in section 9 of this Explanatory Statement.

CVR

The CVR to which each Scheme Shareholder is entitled shall be provided to, or for the account of, each Scheme Shareholder upon the terms and subject to the conditions of the CVR Agreement, without interest and less any applicable withholding taxes. The CVRs are not securities and will not represent any equity or ownership interest in Parent, Purchaser or any constituent entity party to the Transaction Agreement, and accordingly will not confer on the CVR holders any right to attend, speak at or vote at any meeting of the shareholders of Parent or Purchaser or the right to any dividends or right to any return of capital by Parent or Purchaser. Pursuant to the terms of the CVR Agreement, eligible Scheme Shareholders will receive one CVR for each Scheme Share that they hold. The CVRs may not be sold, assigned, transferred, pledged, encumbered or in any other manner transferred or disposed of, in whole or in part, other than to certain permitted transferees as specifically set forth in the CVR Agreement and the CVRs will not be listed on any quotation system or traded on any securities exchange. The CVRs shall not be evidenced by a certificate or other document of title.

(9) Company ADS Holders

Company ADS holders will not be entitled to attend the Scheme Meeting or the Company GM or vote directly on the Transactions. Instead, Centessa has requested that the Depositary delivers to registered Company ADS holders as of the Company ADS Voting Record Time a notice of (or notices for) the Scheme Meeting and the Company GM, and registered Company ADS holders as of the Company ADS Voting Record Time will have the right to instruct the Depositary how to vote the Company Shares represented by their Company ADSs at the Scheme Meting and the Company GM, subject to and in accordance with the terms of the Deposit Agreement, a copy of which is available free of charge at the SEC’s website at www.sec.gov or by directing a request to the appropriate party using the contact information set forth on page xv of this proxy statement under “References to Additional Information.” Holders of Company ADSs who hold their Company ADSs indirectly through a broker, bank, trust company or other nominee must rely on the procedures of such broker, bank, trust company or other nominee in order to assert the rights of a Company ADS holder to issue voting instructions for the Company Shareholder Meetings to the Depositary.

On the Effective Date, Scheme Shares as at the Scheme Record Time represented by the Company ADSs, being the Depositary Shares, will be transferred to Purchaser (or, at Lilly’s election, its nominee(s) or, in respect of the Depositary Shares, the DR Nominee). At or as promptly as practicable following the Effective Time, and in any event within 14 days of the Effective Time, Purchaser shall (or shall procure that the Paying Agent shall) pay to the holders of Depositary Shares (or, if so nominated by the holders of Depositary Share at least 10 Business Days before the Effective Date, the Depositary) cash in an amount equal to the total amount of consideration due under the terms of the Scheme of Arrangement (less applicable withholding taxes) in respect of all the Depositary Shares at the Scheme Record Time. Such consideration will then be distributed to Company ADS holders in accordance with the terms of the Deposit Agreement.

Voting instructions

Registered Company ADS holders as of the Company ADS Voting Record Time will be sent a Depositary Notice of Scheme Meeting and Company GM for Centessa and a Company ADS voting instruction card. Company ADS holders as of the Company ADS Voting Record Time can direct the voting of Company Shares represented by their Company ADSs, subject to the terms of the Deposit Agreement.

Company ADS holders as at the Company ADS Voting Record Time should, if they wish to direct the voting of the Company Shares represented by their Company ADSs held by the Depositary at the Scheme Meeting and the Company GM, provide Company ADS voting instructions to the Depositary in accordance with the instructions printed thereon and in the Depositary Notice. The Company ADS voting instructions must be received by the Depositary no later than 10:00 a.m. (Eastern Time) on June 5, 2026 or, if either the Scheme Meeting or the Company GM is adjourned, such later date as may be notified by the Depositary.

Company ADS holders who hold their Company ADSs indirectly through a broker, bank, trust company or other nominee must follow the instructions from such broker, bank, trust company or other nominee if they wish to give voting instructions to the Depositary. Providing voting instructions via a broker, bank, trust company or other nominee may require the provision of information by a particular deadline, well in advance of the deadline to give the Depositary voting instructions, and therefore you are encouraged to reach out to such broker, bank, trust company or other nominee as quickly as possible.

Following timely receipt of valid voting instructions for the Company Shareholder Meetings from a Company ADS holder, the Depositary will endeavor, insofar as practicable and permitted under the provisions of, or governing, the Company Shares represented by Company ADSs, to vote or cause its nominee to vote (by means of the appointment of a proxy or otherwise) such Company Shares represented by the Company ADSs in respect of which instructions have been received in accordance with those instructions, subject to the terms and conditions of the Deposit Agreement.

In accordance with the terms of the Deposit Agreement, holders of Company ADSs who do not provide the Depositary with voting instructions on or before 10:00 a.m. (Eastern Time) on June 5, 2026 will be deemed to have instructed the Depositary to give a discretionary proxy to a person designated by Centessa to vote the Company Shares underlying such holder’s Company ADSs at the Company Shareholder Meeting unless, among other things, Centessa instructs the Depositary that it does not wish for such a proxy to be given. Centessa has instructed the Depositary that it does not wish for such discretionary proxy to be given if the Depositary does not receive timely voting instructions for the Company Shareholder Meetings from Company ADS holders for the Company Shareholder Meetings. Accordingly, if the Depositary does not receive timely voting instructions for the Company Shareholder Meetings from a Company ADS holder, the Scheme Shares underlying such holder’s Company ADSs will not be represented at the Company Shareholder Meetings and will not be voted at the Company Shareholder Meetings.

Cancellation of Company ADSs so as to become a Company Shareholder

Company ADS holders who wish to attend or vote directly (whether in person or by proxy) at the Scheme Meeting or the Company GM must elect to become a registered Company Shareholder by surrendering some or all of their Company ADSs to the Depositary in exchange for the Company Shares represented by those Company ADSs, in accordance with the terms and conditions of the Deposit Agreement, so as to become a registered holder of Company Shares prior to the Voting Record Time. Pursuant to the terms of the Deposit Agreement, the Depositary is entitled to receive a cancellation fee of $5.00 per 100 Company ADSs cancelled (or a fraction thereof), from each Company ADS holder who cancels some or all of their Company ADSs.

Company ADS holders who take such steps (as described below) to cancel their Company ADSs and become a holder of Company Shares before the Voting Record Time will have the right to attend both of the Company Shareholder Meetings (in person or by proxy) and/or, if they are a Company Shareholder at the time of the Court

Sanction Hearing, be represented by counsel to support or oppose the sanctioning of the Scheme at the Court Sanction Hearing.

In order to surrender Company ADSs and withdraw the underlying Company Shares prior to the Voting Record Time, Company ADS holders are advised to present their Company ADSs (and, to the extent that such Company ADSs are certificated, the certificates evidencing such Company ADSs) to the Depositary for cancellation as soon as possible, and in all cases must be received by the Depositary no later than 10:00 a.m. (Eastern Time) on June 5, 2026 (subject to the relevant Company ADS holder’s compliance with the terms of the Deposit Agreement and payment of the Depositary’s fees), together with, as may be applicable:

•

delivery instructions for the Company Shares represented by such Company ADSs (including, if applicable, the name and address of the person who will be the registered holder of such Company Shares); and

•

certain certifications and agreements of persons surrendering ADSs for the purposes of withdrawal of Company Shares with respect to, among other things, the beneficial ownership and/or voting of such Company ADSs in a form provided by the Depositary.

If you hold Company ADSs indirectly through a broker, bank, trust company or other nominee you should promptly contact your broker, bank or nominee to find out what actions are required to cancel the Company ADSs. If this applies to you, we encourage you to consult your broker, bank or nominee as soon as possible.

Settlement of ADS Transaction Consideration

Prior to the Closing, Centessa and Lilly shall establish procedures with the Depositary that are reasonably acceptable to Centessa and Lilly such that (i) the Depositary, the Custodian or their respective nominees shall promptly deliver the ADS Cash Consideration to each holder of a Company ADS (less applicable withholding taxes), (ii) any funds unclaimed by holders of Company ADSs shall be treated, as closely as reasonably possible and to the extent permitted by applicable law, in the same manner as funds unclaimed by holders of Company Shares are treated, and (iii) if reasonably practicable and to the extent permitted by applicable law, the aggregate Cash Consideration in respect of the Depositary Shares will be delivered directly by Purchaser or Lilly to the Depositary, the Custodian or their respective nominees rather than through the Paying Agent. If reasonably deemed necessary by the parties in furtherance of the establishment of such procedures, Centessa shall enter into one or more amendments to the Deposit Agreement that are reasonably acceptable to the Depositary, Centessa and Lilly, and the parties shall deliver any certificates and opinions of counsel reasonably requested by the Depositary in connection therewith. For the avoidance of doubt, Lilly shall not be required to deposit any funds related to any CVR with the Rights Agent, unless and until such deposit is required pursuant to the CVR Agreement. Lilly will bear all fees, charges and expenses that the Company ADS holders are required to bear under the Deposit Agreement in connection with the Transactions, the cancellation of the Company ADSs and the receipt of the ADS Transaction Consideration. No interest will be paid or accrued on any amount payable in respect of the Company ADSs.

Centessa intends to instruct Nasdaq to halt trading of Company ADSs before the open of trading on the Closing Date. Accordingly, because Centessa expects that the last day of trading of the Company ADSs on Nasdaq will be the trading day prior to the Closing Date, the persons entitled to the ADS Transaction Consideration will not be known until the Closing Date, which is the date that any trades made on the trading day prior to the Closing Date will settle.

Each Company ADS holder entitled thereto will receive the ADS Cash Consideration in U.S. dollars and one CVR for each Company ADS they hold. Company ADS holders who hold their Company ADSs in uncertificated form will automatically receive the ADS Cash Consideration and one CVR for each Company ADS they hold and do not need to take any further action. Payments to Company ADS holders will be made by checks mailed by the Depositary to the address the Depositary has in its records for such Company ADS holders. The CVRs will not be sold, assigned, transferred, pledged, encumbered or in any other manner transferred or disposed of, in whole or in part, other than to certain permitted transferees as specifically set forth in the CVR Agreement and the CVRs will not be listed on any quotation system or traded on any securities exchange. The CVRs shall not be evidenced by a certificate or other document of title.

Any Company ADS holders who hold their Company ADSs indirectly through a broker, bank, trust company or other nominee within DTC, will receive credit of the funds to their account from their broker, bank, trust company or other nominee. The Depositary will remit the applicable funds to DTC, and DTC will, in turn, credit the Company ADS holder’s broker, bank, trust company or other nominee.

The settlement of the ADS Transaction Consideration is governed by the terms of the Transaction Agreement and the Deposit Agreement and is a matter that is external to the Scheme of Arrangement. As set out in the Scheme of Arrangement, neither Lilly nor any member of the Lilly’s group or the Rights Agent nor Centessa shall have any responsibility or liability under the Scheme of Arrangement for the onwards distribution or transmission to the holders of Company ADSs, or to any other person, of the scheme deliverables due to the Depositary (or any nominee or custodian of the Depositary which is the relevant Scheme Shareholder), albeit that the foregoing does not affect Centessa’s obligations under the Deposit Agreement or any party’s obligations under the Transaction Agreement.

(10) Overseas Company Shareholders

The availability of the Scheme of Arrangement and the consideration to overseas Company Shareholders may be affected by the laws of the relevant jurisdictions. Overseas Company Shareholders should inform themselves about, and should observe, any applicable legal requirements. It is the responsibility of all overseas Company Shareholders to satisfy themselves as to their full compliance with the laws of the relevant jurisdiction, including obtaining any governmental, exchange control or other consents which may be required and their compliance with any other necessary formalities which are required to be observed and the payment of any issue, transfer or other taxes due in such jurisdiction. If you are in any doubt regarding such matters, you should consult an independent professional adviser in the relevant jurisdiction without delay.

Overseas Company Shareholders should consult their own legal and tax advisers with respect to the legal and tax consequences of the Transactions in their particular circumstances.

(11) Action to be taken

Company Shareholders:

You will find enclosed with this proxy statement:

•	a BLUE Form of Proxy to be used in connection with the Scheme Meeting;

•	a WHITE Form of Proxy to be used in connection with the Company GM; and

•	a pre-paid envelope for use in the UK only for the return of the BLUE Form of Proxy and the WHITE Form of Proxy.

If you have not received these documents, please contact the Company’s registrar, Computershare, using the details set out below.

Scheme Shareholders and holders of Company Shares are strongly urged to sign and return their BLUE Form of Proxy for the Scheme Meeting and WHITE Form of Proxy for the Company GM, respectively, or deliver their respective proxy appointments or voting instructions for the Company Shareholder Meetings by one of the other methods mentioned below, as soon as possible and in any event prior to the deadlines set out below. The completion and return of the forms of proxy or submission of such proxy appointments or voting instructions for the Company Shareholder Meetings will not prevent you from attending, submitting questions and voting at either the Scheme Meeting or the Company GM. If you return your Form of Proxy and do not appoint a proxy, the Chair of the Company Shareholder Meetings will be appointed as your proxy to attend, speak and vote in respect of your Scheme Shares at the Scheme Meeting. Company Shareholders are strongly encouraged to appoint the Chair of the Company Shareholder Meetings as their proxy.

If you hold your Company Shares via a broker, bank, trust company or other nominee, you must direct your broker, bank, trust company or other nominee to vote in accordance with the instructions you have received from your broker, bank, trust company or other nominee.

Sending forms of proxy by post

Whether or not you intend to attend the Company Shareholder Meetings, please complete and sign the forms of proxy in accordance with the instructions printed on them and return them by post to the Company’s registrar, Computershare, at The Pavilions, Bridgwater Road, Bristol BS99 6ZY, United Kingdom, so as to be received as soon as possible and in any event not later than the relevant times set out below:

•	BLUE Forms of Proxy for the Scheme Meeting 1:00 p.m. (U.K. Time) on June 10, 2026

•	WHITE Forms of Proxy for the Company GM 1:15 p.m. (U.K. Time) on June 10, 2026

or, if in either case the meeting is adjourned, the relevant Form of Proxy should be received not later than 48 hours (excluding any part of such 48-hour period falling on a day that is not a working day in the United Kingdom) before the time fixed for the adjourned meeting.

If the BLUE Form of Proxy relating to the Scheme Meeting is not lodged by the relevant time, BLUE Forms of Proxy (together with any power of attorney or other authority, if any, under which it is signed, or a duly certified copy thereof) may be handed to representatives of Computershare or the Chair of the Scheme Meeting before the start of the Scheme Meeting, and will still be valid. However, in the case of the Company GM, if the WHITE Form of Proxy is not lodged so as to be received by the time mentioned above, it will be invalid. The completion and return of either form of proxy will not preclude you from attending the Scheme Meeting or the Company GM and voting, if you so wish.

Online appointment of proxies

As an alternative to completing and returning the printed forms of proxy, proxies may be appointed electronically via Computershare’s online facility by logging on to the following website: www.investorcentre.co.uk/proxy and following the instructions therein. If you are an institutional investor you may be able to appoint a proxy electronically via the Proxymity platform by logging on to the following website: www.proxymity.io and following the instructions therein. For an electronic proxy appointment to be valid, the appointment must be received by Computershare not later than the relevant deadline set out above in respect of the Scheme Meeting and the Company GM.

Electronic appointment of proxies through CREST

If you hold Company Shares in uncertificated form through CREST and wish to appoint a proxy or proxies for the Scheme Meeting (or any adjournment thereof) by using the CREST electronic proxy appointment service, you may do so by using the procedures described in the CREST Manual. CREST personal members or other CREST sponsored members, and those CREST members who have appointed any voting service provider(s), should refer to their CREST sponsor or voting service provider(s), who will be able to take the appropriate action on their behalf.

In order for a proxy appointment or instruction made using the CREST service to be valid, the appropriate CREST message (a “CREST Proxy Instruction”) must be properly authenticated in accordance with the specifications of Euroclear and must contain the information required for such instructions as described in the CREST Manual. The message (regardless of whether it constitutes the appointment of a proxy or an amendment to the instructions given to a previously appointed proxy) must, in order to be valid, be transmitted so as to be received by the Company’s Registrar (ID 3RA50) not later than 48 hours (excluding any part of such 48-hour period falling on a non-working day in the United Kingdom) before the time fixed for the Scheme Meeting or Company GM (as applicable) or any adjournment thereof. For this purpose, the time of receipt will be taken to be the time (as determined by the timestamp applied to the message by the CREST Applications Host) from which the Company’s registrar is able to retrieve the message by enquiry to CREST in the manner prescribed by CREST.

CREST members and, where applicable, their CREST sponsors or voting service providers should note that Euroclear does not make available special procedures in CREST for any particular messages. Normal system timings and limitations will therefore apply in relation to the input of CREST Proxy Instructions. It is the responsibility of the CREST member concerned to take (or, if the CREST member is a CREST personal member or sponsored member or has appointed any voting service provider(s), to procure that his/her CREST sponsor or voting service provider(s) take(s)) such action as shall be necessary to ensure that a message is transmitted by means of the CREST system by any particular time. For further information on the logistics of submitting messages in CREST, CREST members and, where applicable, their CREST sponsors or voting service providers are referred, in particular, to those sections of the CREST Manual concerning practical limitations of the CREST system and timings.

The Company may treat as invalid a CREST Proxy Instruction in the circumstances set out in Regulation 35(5)(a) of the CREST Regulations.

Electronic appointment of proxies through Proxymity

If you are an institutional investor, you may be able to appoint a proxy electronically via the Proxymity platform at www.proxymity.io, a process which has been agreed by Centessa and approved by its registrar, Computershare. For further information regarding Proxymity, please go to www.proxymity.io. Your proxy must be lodged not later than 48 hours (excluding any part of such 48-hour period falling on a non-working day in the United Kingdom) before the time fixed for the Scheme Meeting or Company GM (as applicable) or any adjournment thereof in order to be considered valid. Before you can appoint a proxy via this process, you will need to have agreed to Proxymity’s associated terms and conditions. It is important that you read these carefully as you will be bound by them and they will govern the electronic appointment of your proxy.

Helpline for holders of Company Shares

If you have any questions about this proxy statement, the Scheme Meeting or the Company GM, or are in any doubt as to how to complete the forms of proxy or to submit your proxies through any of the other methods stated above, please contact the Company’s registrar, Computershare, by calling the Shareholder Helpline on +44 (0370) 703 6031. Lines are open between 8:30 a.m. and 5:30 p.m. (U.K. Time) Monday to Friday (except public holidays in England and Wales). Please use the country code when calling from outside the UK. Calls from outside the UK will be charged at the applicable international rate. Different charges may apply to calls from mobile telephones. Please note that calls may be monitored or recorded and Computershare cannot provide advice on the merits of the Acquisition or the Scheme or give any financial, legal or tax advice.

Company ADS Holders:

You will find enclosed with this proxy statement:

•	a Depositary Notice; and

•	an ADS voting instruction card.

Company ADS holders are not entitled to vote directly at the Scheme Meeting or the Company GM. Instead, Company ADS holders on the Company ADS Register as at the Company ADS Voting Record Time will be eligible to provide the Depositary with voting instructions for the Scheme Meeting and Company GM, subject to the terms and conditions of the Deposit Agreement, using the ADS voting instruction card. The Company ADS voting instructions must be received by the Depositary no later than 10:00 a.m. (Eastern Time) on June 5, 2026 or, if either the Scheme Meeting or the Company GM is adjourned, such later date as may be notified by the Depositary.

Holders of Company ADSs who hold their Company ADSs indirectly through a broker, bank, trust company or other nominee must rely on the procedures of such broker, bank, trust company or other nominee in order to assert the rights of a Company ADS holder to issue voting instructions for the Scheme Meeting and Company GM to the Depositary. If this applies to you, we encourage you to consult your broker, bank, trust company or other nominee as soon as possible. Please vote in accordance with the instructions sent to you by your broker, bank, trust company or other nominee as soon as possible.

The Depositary will collate all votes properly and timely submitted by Company ADS holders and will submit a vote on behalf of all such holders.

If you are a Company ADS holder and you wish to vote directly (whether in person or by proxy) at the Scheme Meeting or the Company GM, you must elect to become a registered shareholder by surrendering some or all of your Company ADSs to the Depositary to withdraw the Company Shares represented by those Company ADSs, in accordance with the terms and conditions of the Deposit Agreement, so as to become a registered holder of Company Shares prior to the Voting Record Time. In order to surrender some or all of your Company ADSs and withdraw the underlying Company Shares if you hold Company ADSs indirectly through a broker, bank, trust company or other nominee, you should contact your broker, bank, trust company or other nominee to make the necessary arrangements to ensure the necessary processing can be completed in time.

In order to surrender Company ADSs and withdraw the underlying Company Shares prior to the Voting Record Time, Company ADS holders are advised to present their Company ADSs (and, to the extent that such Company ADSs are certificated, the certificates evidencing such Company ADSs) to the Depositary for cancellation as soon as possible, and in all cases must be received by the Depositary no later than 10:00 a.m. (Eastern Time) on June 5, 2026 (subject to the relevant Company ADS holder’s compliance with the terms of the Deposit Agreement and payment of the Depositary’s fees), together with, as may be applicable:

•

delivery instructions for the Company Shares represented by such Company ADSs (including, if applicable, the name and address of the person who will be the registered holder of such Company Shares); and

•

certain certifications and agreements of persons surrendering ADSs for the purposes of withdrawal of Company Shares with respect to, among other things, the beneficial ownership and/or voting of such Company ADSs in a form provided by the Depositary.

Pursuant to the terms of the Deposit Agreement, the Depositary is entitled to receive a cancellation fee of $5.00 per 100 Company ADSs cancelled (or a fraction thereof), from each Company ADS holder who cancels some or all of their Company ADSs.

If you have not received these documents, please contact Centessa’s proxy solicitor, Innisfree M&A Incorporated, by telephone, toll-free at 877-800-5198 (U.S. or Canada) or +1-412-232-3651 (outside the U.S. or Canada).

(12) Further information

The terms of the Scheme of Arrangement are set out in full in the section entitled “The Scheme of Arrangement.” A summary of material tax consequences of the Transactions in the United States and United Kingdom are set out in the sections entitled “Material United States Federal Income Tax Consequences of the Transactions” and “Material United Kingdom Tax Consequences of the Transactions.” Further information regarding Centessa, Lilly and Purchaser are set out in the section entitled “The Parties to the Transactions.”

THE COMPANY GM

Proposal 1 - Company Shareholder Resolution

For the reasons described above, Centessa is requesting that the Company Shareholders adopt the following resolution at the Company GM, which is a special resolution:

SPECIAL RESOLUTION

“THAT, for the purpose of giving effect to the scheme of arrangement, dated May 7, 2026, among Centessa and the holders of Scheme Shares (as defined in such scheme of arrangement), a print of which has been produced to this meeting and for the purposes of identification signed by the chair of this meeting, in its original form or with or subject to any modification, addition, or condition as may be agreed from time to time (including, for the avoidance of doubt, after the date of this Resolution), between Centessa, LDH XV Corporation (the “Purchaser”) and Lilly and Company (“Parent”) and which (if required) is approved by the High Court of Justice of England and Wales (the “Court”), or which is otherwise imposed by the Court and is mutually acceptable to Centessa, the Purchaser and Parent each acting reasonably and in good faith (the “Scheme”):

(A)

the directors of Centessa (or a duly authorised committee of the directors) be and are hereby authorised to take all such action as they may consider necessary or appropriate for carrying the Scheme into effect, including (but not limited to) delivering the Court Order to the Registrar of Companies in England and Wales if the Court Order is obtained; and

(B)	with effect from the passing of this resolution, the articles of association of Centessa be and are hereby amended by the adoption and inclusion of the following new article 145:

“145 Scheme of Arrangement

(i)

In this article, references to the “Scheme” are to the scheme of arrangement under Part 26 of the Companies Act 2006, among Centessa and the holders of Scheme Shares dated May 7, 2026 in its original form or with or subject to any modification, addition or condition as may be agreed between the Company, LDH XV Corporation (the “Purchaser”) and Lilly and Company (“Parent”), and which (if required) is approved by the Court, or which is otherwise imposed by the Court and is mutually acceptable to Centessa, the Purchaser and Parent each acting reasonably and in good faith and, save as defined in this article, expressions defined in the Scheme shall have the same meanings in this article.

(ii)

Notwithstanding any other provision of these articles or the terms of any resolution, whether ordinary or special, passed by Centessa in general meeting, if Centessa issues any shares (other than to any member of the Purchaser Group or a nominee of any such person (each such person, a “Purchaser Company”)) at or after the Voting Record Time but before the Scheme Record Time, such shares shall be issued subject to the terms of the Scheme (and shall be Scheme Shares for the purposes of the Scheme) and the original or any subsequent holder or holders of such shares shall be bound by the Scheme accordingly.

(iii)

Subject to the Scheme becoming effective, and notwithstanding any other provision of these articles, if any shares in Centessa are issued or transferred to any person other than a Purchaser Company (a “New Member”) after the Scheme Record Time (such shares the “Post-Scheme Shares”), such New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) will be obliged, upon the Scheme becoming effective (or, if later, upon the issue or transfer of the Post-Scheme Shares to such New Member), to transfer immediately all of its Post-Scheme Shares free of all Liens to the Purchaser (or to such other person as may be nominated by the Purchaser) who shall be obliged to acquire (or procure the acquisition by such other person of) all of the Post-Scheme Shares. In exchange for the transfer of the Post-Scheme Shares, the Purchaser

(or such other person as has been nominated by the Purchaser) shall pay or procure the payment to the New Member of the same Cash Consideration and deliver such number of CVRs as such New Member would have been entitled to receive pursuant to the Scheme had each Post-Scheme Share been a Scheme Share.

(iv)

If, after the Effective Time, the Company Shares shall have been changed to, or exchanged for, a different number or class of shares or securities by reason of any stock dividend, bonus issue, scrip dividend, subdivision, reorganisation, merger, consolidation, reclassification, redesignation, recapitalisation, share split, reverse share split, combination or exchange of shares, or a stock or scrip dividend shall be declared with a record date falling after the Effective Time, or any similar event shall have occurred, then the amount of any Cash Consideration or CVRs due to a New Member for each Post-Scheme Share pursuant to Article 145(iii) above shall be adjusted by the directors of Centessa in such manner as the auditors of Centessa may determine to be appropriate to provide the Purchaser and the New Members holding any Post-Scheme Share(s) with the same economic effect as contemplated by the Scheme prior to such event. References in this article to shares shall, following such adjustment, be construed accordingly.

(v)

To give effect to any transfer of Post-Scheme Shares required by Article 145(iii) above, Centessa may appoint any person as attorney and/or agent (the “agent”) for the New Member to execute and deliver as transferor a form of transfer or other instrument or instruction of transfer on behalf of the New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) in favour of the Purchaser (or such other person as the Purchaser may nominate) and do all such other things and execute and deliver all such documents as may in the opinion of the agent be necessary or desirable to vest the Post-Scheme Shares in the Purchaser (or such other person as the Purchaser may nominate) and pending such vesting to exercise all such rights attaching to the Post-Scheme Shares as the Purchaser may direct. If an agent is so appointed, the New Member shall not thereafter be entitled to exercise any rights attaching to the Post-Scheme Shares unless so agreed in writing by the Purchaser, and Centessa may send to the agent any notice, circular, warrant or other document or communication that may otherwise be required to be sent to the New Member as a member of Centessa.

(vi)

Centessa may give good receipt for the Cash Consideration and CVRs for the Post-Scheme Shares due to the New Member pursuant to Article 145(iii) above and may register the Purchaser (or such other person as the Purchaser may nominate) as holder of the Post-Scheme Shares and issue to it certificate(s) for the same. The agent shall be empowered to execute and deliver as transferor a form of transfer or other instrument or instruction of transfer on behalf of the New Member (or any subsequent holder). Centessa shall not be obliged to issue a certificate to the New Member for any Post-Scheme Shares.

(vii)

The Purchaser shall settle (or procure the settlement of) the Cash Consideration and delivery of the CVRs due to the New Member pursuant to Article 145(iii) above within fourteen (14) days of the transfer of the Post-Scheme Shares by the New Member to the Purchaser (or to such other person as the Purchaser may nominate).

(viii)

Notwithstanding any other provision of these articles, neither Centessa nor its directors shall register the transfer of any Scheme Shares effected between the Scheme Record Time and the Effective Time (other than to a Purchaser Company or a nominee of a Purchaser Company pursuant to the Scheme).

(ix)	If the Scheme shall not have become effective by the date referred to in paragraph 10.2 of the Scheme, this article shall cease to be of any effect.””

Vote Required and Company Board Recommendation

Assuming a quorum is present, the Company Shareholder Resolution will be passed if at least 75% of the total voting rights of eligible members present and voting (either in person or by proxy) at the Company GM are cast in favor of this proposal.

Completion of the Transactions is conditioned upon, among other things, Company Shareholder approval of the Company Shareholder Resolution.

The Company Board (excluding Dr. Hedley, who recused herself from the Company Board’s deliberations on and approval of the Transactions) recommends that you vote “FOR” the Company Shareholder Resolution.

THE PARTIES TO THE TRANSACTIONS

Centessa Pharmaceuticals plc

Centessa Pharmaceuticals plc, a public limited company incorporated under the laws of England and Wales, is a clinical-stage biotechnology company pioneering a new class of therapeutics in orexin-based neuroscience. American Depositary Shares of Centessa are listed on Nasdaq under the symbol “CNTA”

Centessa’s registered office is located at 3rd Floor, 1 Ashley Road, Altrincham, Cheshire, United Kingdom and its telephone number is +1 (617) 468-5770.

For more information about Centessa, please visit Centessa’s Internet website at www.centessa.com. Centessa’s Internet website address is provided as an inactive textual reference only. The information contained on Centessa’s Internet website is not incorporated into, and does not form a part of, this proxy statement or any other report or document on file with or furnished to the SEC. Additional information about Centessa is included in the documents incorporated by reference into this proxy statement. See the section entitled “Where You Can Find More Information.”

Eli Lilly and Company

Eli Lilly and Company was incorporated in 1901 in Indiana to succeed to the drug manufacturing business founded in Indianapolis, Indiana, in 1876 by Colonel Eli Lilly. Lilly discovers, develops, manufactures, and markets products in a single business segment—human pharmaceutical products. Lilly’s purpose is to unite caring with discovery to create medicines that make life better for people around the world. Lilly’s long-term success depends on its ability to continually discover or acquire, develop, and commercialize innovative medicines. Lilly manufactures and distributes products through facilities in the United States, including Puerto Rico, and in Europe and Asia. Lilly’s products are sold in approximately 90 countries.

Lilly’s executive offices are located at Lilly Corporate Center, Indianapolis, IN 46285 and its telephone number is (317) 276-2000.

LDH XV Corporation

LDH XV Corporation, a Delaware corporation and wholly owned subsidiary of Lilly, was formed solely for the purpose of facilitating the Transactions. Purchaser has not carried on any activities or operations to date, except for those activities incidental to its formation and undertaken in connection with the Transactions.

Purchaser’s registered offices are located at 1209 Orange Street, Wilmington, DE 19801.

THE TRANSACTIONS

Overview

On March 31, 2026, Centessa entered into the Transaction Agreement with Lilly and Purchaser. Under the terms of the Transaction Agreement, Purchaser (or, at Lilly’s election, its nominee(s) or, in respect of the Depositary Shares, the DR Nominee) will acquire the entire issued and to be issued share capital of Centessa by means of a Scheme of Arrangement. Upon the Scheme of Arrangement becoming effective, Centessa will become a wholly owned subsidiary of Lilly.

Background of the Transactions

The following chronology summarizes the key meetings and events that led to the signing of the Transaction Agreement. The following chronology does not purport to catalogue every conversation among the Company Board or the representatives of Centessa, Lilly and/or other parties. As noted below, the Company Board was aware of director Dr. Mary Lynne Hedley’s relationship with Lilly and Dr. Hedley recused herself from Company Board matters concerning a potential transaction with Lilly or alternatives thereto.

Centessa is a clinical-stage biotechnology company pioneering a new class of therapeutics in orexin-based neuroscience. Centessa’s most advanced product candidate, cleminorexton (formerly referred to as ORX750), is a novel, oral, highly potent and selective orexin receptor 2 (OX2R) agonist in late-stage clinical development for the treatment of central disorders of hypersomnolence, including narcolepsy type 1 (NT1), narcolepsy type 2 (NT2) and idiopathic hypersomnia (IH). Centessa also is advancing its follow-up OX2R agonist candidates, ORX142 and ORX489, for broader neuroscience indications within neurodegenerative and neuropsychiatric disorders. In addition, Centessa has an earlier stage pipeline consisting of additional OX2R agonists and research efforts on differentiated pharmacology associated with activation of the orexin pathway.

Centessa’s senior management and the Company Board regularly review the Company’s performance, business plan and prospects, including in light of the business, competitive, regulatory, financing and economic environment and developments in the Company’s industry, and strategic opportunities that may be available to enhance shareholder value. Given Centessa’s ongoing research and development of multiple product candidates across various therapeutic areas and at different pipeline stages, these reviews have often focused on the need to raise additional capital to support the Company’s long-term strategic goals and also have included discussions as to whether Centessa should continue to execute its strategy as a standalone company or pursue various strategic opportunities. As part of this process, and with the support of the Company Board, Centessa’s senior management has from time to time engaged in discussions with companies in the pharmaceutical industry regarding potential partnerships, licensing arrangements, collaborations and other strategic transactions, including, at the request of those participants, to share program updates for due diligence purposes. Centessa senior management provided updates to the Company Board regarding these business development activities at regularly scheduled meetings of the Company Board (Dr. Hedley, a director of Centessa who also sits on the Lilly Board of Directors, was recused from such updates on each relevant occasion). In addition to Lilly, this engagement by Centessa included discussions from time to time and the sharing of due diligence materials with three other global pharmaceutical companies (referred to as “Party A”, “Party B” and “Party C”) that had entered into confidentiality agreements with Centessa (which did not contain standstill provisions) on July 16, 2024, January 13, 2025 and July 24, 2025, respectively.

Also, as part of this ongoing evaluation of strategic opportunities, on May 29, 2025, Dr. Hedley introduced via email Dr. Daniel M. Skovronsky, Lilly’s Chief Scientific Officer, to Dr. Saurabh Saha, Centessa’s then Chief Executive Officer. Following introductory discussions among the business development teams of Centessa and Lilly, on June 16, 2025, Centessa entered into a confidentiality agreement (which did not include a standstill provision) with Lilly to facilitate discussions regarding a potential transaction relating to Centessa’s OX2R agonist program and pipeline. The discussions between Centessa and Lilly regarding a potential transaction continued throughout the summer of 2025, with Centessa providing Lilly with certain due diligence materials regarding ORX750.

On June 5, 2025, Party B notified Centessa that Party B wished to see Phase 2 clinical data with respect to the ORX750 program (which data was not yet available) before further potential engagement. As a result, the discussions between Centessa and Party B terminated.

On August 28, 2025, Lilly provided Centessa with feedback regarding the due diligence provided to date, indicating that Lilly wished to see additional clinical data with respect to the ORX750 program before progressing discussions.

On September 22, 2025, Dr. Saha had a conversation with David A. Ricks, the Chair and Chief Executive Officer of Lilly, regarding Centessa and the potential opportunity.

On October 14, 2025, Dr. Saha had a conversation with a representative of Lilly during which Dr. Saha noted that a letter of intent, or its equivalent, would be expected prior to Centessa sharing further clinical data.

On November 5, 2025, Centessa issued a press release with its financial results for the third quarter of 2025 and an update with respect to its OX2R agonist program. Representatives of Centessa’s senior management had discussions with each of Lilly, Party A and Party C regarding this program update.

On November 21, 2025, representatives of Lilly met with representatives of Centessa’s senior management to express interest in a potential transaction with Centessa involving the Company’s non-ORX750 assets. Consistent with prior discussions with the Company Board, the Centessa representatives responded that Centessa was not interested in engaging in that type of transaction at this time.

On December 11, 2025, Centessa announced the appointment of Dr. Mario Alberto Accardi, President and founder of Centessa’s orexin program, as Chief Executive Officer, effective January 1, 2026.

On December 18, 2025, Dr. Accardi and Dr. Gregory Weinhoff, Chief Business Officer of Centessa, met with representatives of Lilly at Lilly’s request to discuss the potential impact of the pending Centessa Chief Executive Officer transition on the focus and direction of Centessa and potential for partnership. During this meeting, Dr. Accardi indicated that Centessa’s current strategic priority was building a focused orexin-based neuroscience company and, as a result, Centessa was not interested in pursuing partnerships at that time.

In January 2026, while in attendance at an industry conference, Dr. Accardi, Dr. Weinhoff and other members of senior management of Centessa held meetings with a number of pharmaceutical companies, including Lilly, Party A, Party B and Party C, regarding Centessa’s strategic plan and upcoming milestones. These meetings consisted of business development updates in the ordinary course, with no discussions of any specific potential transaction between the parties. With respect to Party B, there were no follow-up requests or further outreach following this meeting, and during the meeting with Party C, the representatives of Party C indicated a lack of interest in Centessa’s product candidates related to rare hypersomnias, noting that Party C was waiting to see if there was future progress with respect to Centessa’s pipeline assets.

On January 23, 2026, representatives of Party A contacted Dr. Francesco De Rubertis, Chairman of the Company Board, to express interest in the potential acquisition of Centessa. The representatives of Party A noted that they would need access to additional clinical data regarding ORX750 in order to proceed. Dr. De Rubertis indicated that Centessa was focused on building the Company and did not intend to provide Party A with a program update at that time. Dr. De Rubertis reported the call from Party A to Dr. Accardi and also updated the Company Board at its next meeting on February 16, 2026.

On February 16, 2026, representatives of Lilly contacted Dr. Accardi to convey Lilly’s interest in a potential acquisition of Centessa and an intent to send a proposal letter to this effect. During this conversation, the representatives of Lilly indicated that Lilly would be offering to acquire Centessa at a price of $36.00 per share in cash. Dr. Accardi indicated that he would discuss the proposal with the Company Board. Following this conversation, Lilly sent a letter to Dr. Accardi containing a non-binding proposal to acquire all of the outstanding shares of Centessa, on a fully diluted basis, for $36.00 per share in cash, by means of a U.K. scheme of arrangement, subject to the completion of due diligence and the negotiation of a definitive agreement (the “February 16th Proposal”). The February 16th Proposal also indicated that Lilly was prepared to move expeditiously and believed that the parties could announce a transaction within three to four weeks assuming Lilly was given full access to information.

Later on February 16, 2026, the Company Board held a meeting at which members of senior management and representatives of Goodwin Procter LLP, outside counsel to Centessa (“Goodwin”), were present. Dr. Hedley, who is currently a director of both Centessa and Lilly, recused herself from all Company Board or committee meetings or deliberations regarding a potential transaction with Lilly or alternatives thereto and Dr. Hedley was not provided with any related materials. As a result, Dr. Hedley was not in attendance at this meeting and did not participate in any subsequent Company Board or committee meetings or deliberations regarding a potential transaction with Lilly or any alternatives thereto. At this meeting, Dr. Accardi reported to the Company Board on his conversation with the representatives of Lilly earlier in the day and receipt of the February 16th Proposal. Dr. Accardi also reminded the Company Board of the history of discussions with Lilly over the past eight months. Dr. De Rubertis reported to the Company Board on his recent conversation with representatives of Party A during which such representatives of Party A expressed potential interest in an acquisition of the Company. The meeting participants discussed Centessa’s standalone prospects and the strategic, financial, operational and competitive challenges facing Centessa, including the macro-economic, industry and regulatory conditions impacting biopharmaceutical companies such as Centessa, the status of the ORX750 program, and the opportunities presented by Centessa’s other product candidates. The representatives of Goodwin reviewed the fiduciary duties of the directors in the context of an offer to acquire Centessa. The Company Board discussed whether to engage in a potential sale process and related timing considerations. Following this discussion, the Company Board determined that it was in the best interests of Centessa and its shareholders as a whole to engage with Lilly with respect to a potential transaction given Lilly’s confirmed level of interest as evidenced by the February 16th Proposal. The Company Board discussed the engagement of financial advisors to assist with the process and the scheduling of another meeting with such financial advisors in attendance to further discuss the February 16th Proposal and possible next steps. At the conclusion of this discussion, the Company Board determined to authorize Centessa’s senior management to proceed with the engagement of both Centerview and Jefferies as financial advisors to Centessa given their respective familiarity with Centessa, reputation in the biopharmaceutical industry, and experience and qualifications in transactions of this nature. The Company Board, together with the representatives of Goodwin, also discussed the importance of identifying any potential conflicts or the appearance of potential conflicts of interest with respect to the directors of Centessa. Except with respect to Dr. Hedley as described above, no such conflicts were identified. In addition, at this meeting, the Company Board formed a committee referred to as the “Transaction Committee”, for convenience and, if needed, to manage day-to-day matters related to the consideration of the February 16th Proposal and other strategic alternatives that might be available to Centessa. The Transaction Committee consisted of the following directors: Francesco De Rubertis, Mario Alberto Accardi, Samarth Kulkarni and Brett Zbar.

On February 17, 2026, the Company Board held a meeting at which members of senior management and representatives of Centerview, Jefferies and Goodwin were present (Dr. Hedley did not attend this meeting). At this meeting, representatives of Centerview and Jefferies reviewed a summary of the February 16th Proposal, including the implied offer value, transaction value and premia to recent trading prices for Centessa shares, and also discussed the dynamics in precedent public biopharma transactions involving Lilly. The meeting participants discussed potential responses to Lilly regarding the February 16th Proposal and related process considerations. Following this discussion, the Company Board decided that Dr. Accardi should inform Lilly that the February 16th Proposal was inadequate, but that Centessa would provide Lilly with priority due diligence information if it would assist Lilly in reconsidering its position on value. The Company Board also discussed process and timing considerations, including the scope and timing of potential outreach to other parties regarding their interest in a possible transaction with Centessa. The Company Board discussed the potential benefits of outreach to other possible counterparties against the potential risks, including the risk of leaks inherent in such a process and the potential impact of a leak on the business of Centessa and its relationships with its business partners and employees. The Company Board discussed with the representatives of Centerview and Jefferies a list of parties that might have an interest in an acquisition of Centessa. As part of this discussion, the Company Board considered the prior interactions between Centessa senior management and other industry participants, including the levels of interest and engagement exhibited by Party A, Party B and Party C in previous partnering and other strategic discussions with Centessa. At the conclusion of this discussion, the Company Board determined that outreach should include only those parties that would be most likely to have interest in a transaction with Centessa at this time, be able to move quickly and decisively, and have the ability to consummate a transaction of this size and nature that would be competitive with Lilly’s proposal. The Company Board decided to continue its discussion regarding potential outreach at its regularly-scheduled meeting scheduled for February 19, 2026, with a preliminary determination to contact Party A given their expressed interest in a potential transaction with the Company. In addition, during this meeting, the Company Board met in executive session without the representatives of Centerview or Jefferies present.

On February 18, 2026, at the direction of the Company Board, Dr. Accardi informed Lilly that the Company Board had determined that the February 16th Proposal was inadequate, but that Centessa would provide Lilly with priority due diligence information if it would assist Lilly in reconsidering its position on value. Thereafter, Lilly indicated that additional due diligence information would assist its review and provided a list of priority due diligence items. Over the next few weeks, Centessa provided Lilly with access to the priority due diligence items requested by Lilly in a virtual data room, and members of senior management of Centessa engaged in discussions with representatives of Lilly to address related questions from Lilly.

On February 19, 2026, the Company Board held a regularly scheduled meeting at which members of senior management and representatives of Centerview, Jefferies and Goodwin were present for a portion of the meeting (Dr. Hedley did not attend any portion of this regularly scheduled meeting). At this meeting, Dr. Accardi reported on his conversation with representatives of Lilly held on the prior day and discussed the process and timing for providing Lilly with its requested priority due diligence items. The Company Board also revisited its discussion regarding potential outreach to other parties regarding their interest in a possible transaction with Centessa and determined that Party A should be contacted (initially by Dr. De Rubertis and then by representatives of Centerview) given their recent expression of interest in a potential transaction with the Company and that there was a very low likelihood that any other parties with sufficient resources would have the requisite level of interest and ability to execute a transaction that would be competitive with Lilly’s proposal at this time.

On February 20, 2026, as discussed by the Company Board, Dr. De Rubertis contacted a representative of Party A to gauge Party A’s current interest in a potential acquisition of Centessa. The representative of Party A conveyed preliminary interest in exploring a potential transaction. Thereafter, at the direction of the Company Board, the representatives of Centerview made a follow-up call to representatives of Party A to discuss timing and next steps.

On February 23, 2026, Centessa provided representatives of Party A and its advisors with access to due diligence materials in a virtual data room. Thereafter, Party A sent requests for additional due diligence items to Centessa, and representatives of Centessa’s senior management and Party A engaged in discussions regarding Centessa and its business, product candidates and pipeline, including updates with respect to its ongoing studies.

On March 4, 2026, a representative of Party A contacted Dr. De Rubertis, and subsequently, a representative of Centerview, to inform Centessa that Party A had decided not to move forward with exploring a potential acquisition of Centessa, citing Centessa’s current market capitalization in view of the stage of Centessa’s product candidates. Prior to terminating discussions, Party A did not submit a proposal to acquire Centessa or otherwise indicate a potential value for Centessa.

On March 18, 2026, a representative of Lilly contacted Dr. Accardi to convey that, following completion of its priority due diligence review, Lilly wished to progress discussions regarding a potential transaction and would be submitting a revised proposal to acquire Centessa. During this conversation, the representative of Lilly noted that Lilly was considering the inclusion of a contingent value right (“CVR”) as part of the revised offer given the early stage of Centessa’s assets. Dr. Accardi encouraged Lilly to also focus on the upfront amount that would be payable to Centessa shareholders. There was no discussion of any specific price on this call. The representative of Lilly and Dr. Accardi also discussed timing considerations for a potential transaction.

On March 20, 2026, Lilly sent a letter to Dr. Accardi containing a revised, non-binding proposal to acquire all of the outstanding shares of Centessa, on a fully diluted basis, for $38.00 per share in cash, plus a CVR for (i) $2.00 per share in cash if and when ORX750 received FDA approval for NT2 in the United States (the “NT2 Milestone”), (ii) $3.00 per share in cash if and when ORX750 received FDA approval for IH in the United States (the “IH Milestone”), and (iii) $2.00 per share in cash if and when ORX750 received its first FDA approval in the United States (the “Indication Milestone”), but in the case of the Indication Milestone, only if the Indication Milestone was achieved before December 31, 2029 (the “March 20th Proposal”). The proposed CVR would not be listed or tradeable. The March 20th Proposal also indicated that Lilly was prepared to move expeditiously, with a potential transaction announcement on or before March 31, 2026, assuming Lilly was given full access to confirmatory due diligence information.

On March 21, 2026, the Company Board held a meeting at which members of senior management and representatives of Centerview, Jefferies and Goodwin were present (Dr. Hedley did not attend this meeting). At this meeting, Dr. Accardi reported to the Company Board on his conversation with the representative of Lilly on March 18, 2026, and receipt of the March 20th Proposal. Dr. Accardi also provided updates regarding the ongoing due diligence discussions with Lilly and Party A’s decision not to proceed in the process. The representatives of Goodwin again reviewed the fiduciary duties of the directors in this context. Representatives of Centerview and Jefferies reviewed a summary of the March 20th Proposal, including the milestones proposed for the CVR, and the implied offer value, transaction value and premia to recent trading prices for Centessa shares. Representatives of Centerview and Jefferies also reviewed with the Company Board a comparison of the February 16th Proposal, reflecting a value of $36.00 per share, and the March 20th Proposal, reflecting a value of $40.44 per share based on an illustrative risk-adjusted net present value of one CVR of $2.44 (based on assumptions from Centessa management included in the Projections as described below and the midpoint of a range of discount rates based on an analysis of Centessa’s weighted average cost of capital). The representatives of Centerview and Jefferies further discussed public market perspectives regarding Centessa. Members of senior management of Centessa reviewed upcoming key catalyst events with respect to Centessa’s asset portfolio. Thereafter, the meeting participants discussed senior management’s preliminary long-range plan for Centessa on a standalone basis, including the related methodology, the underlying assumptions and related risks, and the preliminary risk-adjusted financial projections for fiscal years 2026 through 2048 prepared by management in connection with a potential transaction based on such long-range plan (referred to as the “Projections” in the section of this proxy statement entitled “—Certain Unaudited Prospective Financial Information”). Following discussion of these matters, the Company Board approved the Projections at this meeting and directed each of Centerview and Jefferies to utilize and rely on the Projections in connection with providing their respective financial analyses with respect to the Company Board’s evaluation of a potential transaction and preparing any opinions if requested by the Company Board. Separately, representatives of each of Centerview and Jefferies reviewed certain preliminary financial analyses related to the March 20th Proposal. The meeting participants discussed Centessa’s standalone prospects, the potential for Centessa’s product candidates, and the execution challenges that Centessa faced, including Centessa’s anticipated significant capital needs. The meeting participants also discussed potential responses to Lilly regarding the March 20th Proposal, including the inherent uncertainty of CVR payments as compared to upfront cash consideration, and related process and timing considerations. Following this discussion, the Company Board authorized a counteroffer to Lilly consisting of an increase in the upfront payment from $38.00 to $40.00 per share in cash (noting that such an increase would provide shareholders with immediate and certain value and liquidity), plus the CVR as proposed by Lilly in the March 20th Proposal.

In addition, the Company Board discussed at this meeting whether to consider outreach to additional parties given that Party A had determined not to proceed with a potential offer to acquire the Company. During this discussion, the Company Board discussed with the representatives of Centerview and Jefferies whether it would be likely that any other parties would have the level of interest and resources necessary to expeditiously execute a transaction of this size and nature that would be competitive with Lilly’s proposal, and again concluded that there was a very low likelihood that any other parties with sufficient resources would have the requisite level of interest and ability to execute at this time. As a result, the Company Board determined not to contact any additional parties. The representatives of Centerview and Jefferies then left the meeting, and during executive session, the Company Board discussed with the representatives of Goodwin the approval of formal engagement letters with Centessa’s financial advisors. The representatives of Goodwin reviewed with the Company Board the terms of the proposed engagement letters with each of Centerview and Jefferies, and customary relationship disclosures provided to Centessa by each of Centerview and Jefferies (which such customary relationship disclosures were reaffirmed by each of Centerview and Jefferies prior to the rendering of their respective opinions to the Company Board described below and updated disclosure letters were provided to the Company Board). The Company Board did not identify in the relationship disclosures any matter that would affect the ability of either Centerview or Jefferies to fulfill their respective responsibilities as a financial advisor to Centessa with respect to the potential transaction. The Company Board authorized Centessa’s senior management to enter into engagement letters on behalf of the Company with each of Centerview and Jefferies on the terms discussed at the meeting. Thereafter, Centessa, as authorized by the Company Board, entered into the applicable engagement letter with each of Centerview and Jefferies.

Later on March 21, 2026, Dr. Accardi contacted a representative of Lilly to convey the counteroffer authorized by the Company Board consisting of an upfront payment of $40.00 per share in cash, plus the CVR as proposed by Lilly in the March 20th Proposal. The representative of Lilly indicated that he would need to discuss internally and would revert the following week after Lilly had completed further due diligence.

On March 22, 2026, Centessa provided Lilly and its advisors with access to additional due diligence materials in a virtual data room. Thereafter, Lilly sent lists of due diligence questions to, and requested additional due diligence items from, Centessa, and Lilly and its representatives participated in multiple conference calls with senior management of Centessa and its advisors as part of Lilly’s confirmatory due diligence process. As part of the due diligence process, Centessa provided Lilly with updates with respect to its ongoing studies.

On March 23, 2026, Lilly provided Centessa with an initial draft of the transaction agreement for the proposed transaction, which provided for the acquisition by Lilly of the entire issued and to be issued share capital of Centessa by means of a U.K. scheme of arrangement. Later that day, representatives of Kirkland & Ellis LLP, outside counsel to Lilly (“Kirkland”), and Goodwin held an initial call to discuss various workstreams.

On March 24, 2026, Kirkland provided Goodwin with an initial draft of the CVR agreement.

On March 25, 2026, Goodwin sent a revised draft of the transaction agreement to Kirkland. Thereafter, Goodwin, on behalf of Centessa, and Kirkland, on behalf of Lilly, exchanged drafts of the transaction agreement and discussed the terms of such transaction agreement. Among other items, the parties negotiated (i) the definition of “Company Material Adverse Effect”, which generally defines the standard for closing risk, (ii) Centessa’s representations, warranties and interim operating covenants, (iii) the provisions relating to the rights of the Company Board to change its recommendation to shareholders with respect to the transaction with Lilly and to accept a “Superior Proposal”, (iv) the amount and terms of the termination fee payable by Centessa in the event that Centessa were to terminate the transaction agreement to accept a Superior Proposal and in certain other circumstances, (v) the required efforts of Lilly to obtain necessary antitrust approvals, (vi) the outside date for closing the transaction under the transaction agreement, and (vii) the payment of fees, charges and expenses that Company ADS holders are required to bear under the Deposit Agreement in connection with the transaction. With respect to the termination fee quantum (with Centessa proposing 1% of the equity value of the transaction and Lilly countering at 4%), representatives of Goodwin and Kirkland discussed market norms in the pre-commercial biopharma sector and U.K. legal parameters in light of the fact that Centessa is a public limited company incorporated under the laws of England and Wales.

On March 26, 2026, Goodwin sent a revised draft of the CVR agreement to Kirkland. Thereafter, Goodwin, on behalf of Centessa, and Kirkland, on behalf of Lilly, exchanged drafts of the CVR agreement and discussed the terms of such CVR agreement. Among other items, the parties negotiated (i) the time periods during which the applicable milestones would be required to be achieved, (ii) the scope of product candidates (defined in the CVR agreement as a “CVR Product”) for which regulatory approval would trigger a milestone payment, (iii) the types of regulatory approvals and the circumstances in which such approvals would trigger the milestone payments, (iv) the definition of “Commercially Reasonable Efforts” (i.e., the efforts required by Lilly and its affiliates to achieve the applicable milestones during the relevant milestone periods), and (v) the percentage of CVR holders required to take certain actions under the CVR agreement. In particular, Lilly proposed five-year periods from closing of the transaction for each of the IH Milestone and the NT2 Milestone to be achieved, while Centessa countered with seven-year periods. In addition, Lilly’s definition of a CVR Product was limited to ORX750, while Centessa proposed that such definition include any product that contained any of Centessa’s OX2R agonist product candidates.

Also on March 26, 2026, Kirkland provided an initial draft of the form of voting agreement that Lilly was requesting be signed by certain significant shareholders of Centessa and, thereafter, the parties exchanged drafts of the voting agreements and discussed the terms of such voting agreements.

On March 27, 2026, Goodwin sent an initial draft of the scheme of arrangement to Kirkland. Thereafter, Goodwin, on behalf of Centessa, and Kirkland, on behalf of Lilly, exchanged drafts of the scheme of arrangement and discussed the terms of such scheme of arrangement.

On March 28, 2026, a representative of Lilly called Dr. Accardi to convey a response to Centessa’s counteroffer to the March 20th Proposal. The representative of Lilly indicated that Lilly was unwilling to increase the upfront amount previously offered of $38.00 per share in cash; however, Lilly would agree to increase the aggregate offer price to $47.00 per share by adding another $2.00 per share to the IH Milestone, such that the CVR would represent potential aggregate milestone payments of up to $9.00 per share in cash (the “March 28th Proposal”). Dr. Accardi and the representative of Lilly also discussed a target announcement date of March 31, 2026 if the parties determined to proceed with the potential transaction.

In addition, on March 28, 2026, the Company Board held a meeting at which members of senior management and representatives of Goodwin were present (Dr. Hedley did not attend this meeting). At this meeting, Dr. Accardi reported to the Company Board on his conversation with the representative of Lilly earlier in the day, including receipt of the March 28th Proposal. Dr. Accardi also provided an update regarding the ongoing due diligence discussions with Lilly. Members of senior management and the representatives of Goodwin provided an update on the key open issues in the transaction agreement and the CVR agreement and the Company Board provided feedback regarding these issues. In particular, given the significant portion of the total consideration attributable to the CVR, the meeting participants discussed the proposed scope of product candidates for which regulatory approval would trigger a milestone payment under the CVR agreement and the time periods during which the applicable milestones would be required to be achieved for a milestone payment to be made. The meeting participants then discussed potential responses to Lilly regarding the March 28th Proposal and related process considerations, including (i) the statement by the representative of Lilly that Lilly was unwilling to increase the upfront price being offered, (ii) Lilly’s expectation that it could complete due diligence and negotiation of the definitive agreements over the next few days, and (iii) the risk of Lilly terminating discussions or extending the process timeline if Centessa attempted to further negotiate the price or the structure of the CVR component of the consideration. After discussion, the Company Board determined that it was in the best interests of Centessa and its shareholders as a whole to proceed with a transaction with Lilly based on the March 28th Proposal, subject to satisfactory negotiation of the terms and conditions of the transaction agreement and the CVR agreement. Following the meeting, Dr. Accardi relayed the same to Lilly.

Later on March 28, 2026 and through March 30, 2026, representatives of Goodwin and Kirkland held calls to discuss the remaining open items in the transaction agreement and the CVR agreement. Thereafter, the parties and their advisors worked to finalize the negotiation of the definitive documentation for the transaction, which included finalizing the negotiation of the definitive voting agreements and agreement on the following items, among others, related to the transaction and CVR agreements: (i) five-year periods from closing to achieve each of the IH Milestone and the NT2 Milestone; (ii) the definition of “CVR Product” in the CVR agreement covering any product that contains ORX750 or ORX142; (iii) payment by Lilly of all fees, charges and expenses that ADS holders are required to bear under the Deposit Agreement in connection with the transaction; (iv) a termination fee payable by Centessa under certain circumstances equal to 1% of the equity value of the transaction; (v) the treatment of Centessa employees including related compensation and tax matters with respect to the transaction (see the sections of this proxy statement entitled “—Interests of Centessa’s Non-Employee Directors and Executive Officers in the Transactions” and “The Transaction Agreement—Other Covenants and Agreements—Employee Matters”); and (vi) the definition of “Company Material Adverse Effect” with respect to certain clinical events or developments that may be taken into account in determining whether there has been a Company Material Adverse Effect (including, in particular, a revision to the “Company Material Adverse Effect” exclusions requested by Lilly in relation to Hy’s Law (as set forth by the FDA under current guidance), which related to previous safety events observed with a prior program developed by another company in the same class (and not a specific concern with Centessa’s programs)).

During the evening of March 30, 2026, the Company Board held a meeting, at which members of senior management and representatives of Centerview, Jefferies and Goodwin were present (Dr. Hedley did not attend this meeting), to consider approval of the proposed transaction with Lilly. At the meeting, the representatives of Goodwin reviewed the fiduciary duties of the directors in this context and the terms of the final proposed Transaction Agreement and CVR Agreement. The representatives of Centerview and Jefferies reviewed with the Company Board the aggregate assumed implied per share value of the Transaction Consideration of $41.01 per Company Share, equal, on a per share basis, to $38.00 upfront Cash Consideration plus the illustrative risk-adjusted net present value of one CVR of $3.01 (based on assumptions from Centessa management included in the Projections and the midpoint of a range of discount rates based on an analysis of Centessa’s weighted average cost of capital). Representatives of each of Centerview and Jefferies then separately presented their respective financial analysis of the Transaction Consideration. Representatives of Centerview then rendered to the Company Board an oral opinion, which was subsequently confirmed by delivery of a written opinion dated March 30, 2026 that, as of such date and based upon and subject to various assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken in preparing its opinion, the Transaction Consideration to be paid to the holders of Company Shares (other than (i) any Company Shares which are registered in the name of or beneficially owned by Lilly, Purchaser or by any affiliate of Lilly or Purchaser or by any of their respective nominees and (ii) any Company Shares held in treasury, together with any Company Shares held by any affiliate of Centessa or Lilly) pursuant to the Transaction Agreement and the CVR Agreement was fair, from a financial point of view, to such holders. For a detailed discussion of Centerview’s opinion, please see the section of this proxy statement entitled “—Opinion of Centerview Partners LLC.” Representatives of Jefferies then rendered to the Company Board an oral opinion, which was subsequently confirmed by delivery of a written opinion dated March 30, 2026 that, as of such date and based upon and subject to various assumptions made, procedures followed, matters considered, and qualifications and limitations on the review undertaken by Jefferies as described in its opinion, the Transaction Consideration to be paid to holders of Company Shares (other than (a) Company Shares that are held in the treasury of Centessa or owned by Centessa, (b) Company Shares owned by Lilly, Purchaser or any direct or indirect wholly owned subsidiary of Lilly or Purchaser and (c) any Company Shares held by any affiliate of Centessa) pursuant to the Transaction Agreement and the CVR Agreement was fair, from a financial point of view, to such holders. For a detailed discussion of Jefferies’ opinion, please see the section of this proxy statement entitled “—Opinion of Jefferies LLC.” Following additional discussion and consideration of the Transaction Agreement and the transactions contemplated by the Transaction Agreement and the CVR Agreement, and taking into consideration the matters discussed during that meeting and prior meetings of the Company Board (for additional detail, see “—Recommendation of the Company Board; Centessa’s Reasons for the Transactions” below), the Company Board (with the exception of Dr. Hedley, who recused herself from the meeting and all

Company Board deliberations with respect to the Transactions) adopted resolutions: (i) determining that the Transaction Agreement, the Scheme of Arrangement, the Voting Agreements and the transactions contemplated thereby were in the best interests of Centessa and would promote the success of Centessa for the benefit of Centessa’s shareholders as a whole; (ii) approving the execution, delivery and performance by Centessa of its covenants and obligations contained in the Transaction Agreement and the Scheme of Arrangement and the consummation of the transactions contemplated thereby; and (iii) recommending to Centessa shareholders the approval of the Scheme of Arrangement at the Scheme Meeting and the passing of the Company Shareholder Resolution at the Company GM. In addition, at this meeting, the Compensation Committee of the Company Board adopted resolutions approving the compensation-related provisions of the Transaction Agreement. The meeting participants also discussed the communications plan with respect to the announcement of the proposed transaction. In addition, during this meeting, the Company Board met in executive session without the representatives of Centerview or Jefferies present.

Early in the morning on March 31, 2026, the Transaction Agreement and the Voting Agreements were executed and delivered by the respective parties to those agreements.

Prior to the opening of the stock markets on the morning of March 31, 2026, Centessa and Lilly issued a joint press release announcing the execution of the Transaction Agreement.

Recommendation of the Company Board; Centessa’s Reasons for the Transactions

At a meeting held on March 30, 2026, the Company Board (with the exception of Dr. Hedley, who recused herself from the meeting and all Company Board deliberations with respect to the Transactions) resolved (i) that the Transaction Agreement, the Scheme of Arrangement, the Voting Agreements and the transactions contemplated thereby were in the best interests of Centessa and would promote the success of Centessa for the benefit of Centessa’s shareholders as a whole, (ii) that the execution, delivery and performance by Centessa of its covenants and obligations contained in the Transaction Agreement and the Scheme of Arrangement and the consummation of the transactions contemplated thereby, be and were approved, and (iii) to recommend to Centessa shareholders the approval of the Scheme of Arrangement at the Scheme Meeting and the passing of the Company Shareholder Resolution at the Company GM.

In evaluating the Transaction Agreement and the transactions contemplated thereby, the Company Board, as described in the section entitled “—Background of the Transactions” of this proxy statement, consulted with Centessa’s senior management and its legal and financial advisors. In the course of reaching its determination that the Transaction Agreement, the Scheme of Arrangement, the Voting Agreements and the transactions contemplated thereby were in the best interests of Centessa and would promote the success of Centessa for the benefit of Centessa’s shareholders as a whole, the Company Board reviewed, evaluated, and considered a significant amount of information and numerous factors and benefits of the transactions contemplated by the Transaction Agreement, each of which the Company Board believed supported its determination. As a result, for the reasons set forth below, the Company Board recommends that Centessa shareholders approve the Scheme of Arrangement at the Scheme Meeting and pass the Company Shareholder Resolution at the Company GM:

Offer Price. The Company Board considered:

•	the historical market prices, volatility and trading information with respect to the Company ADSs;

•	the recent historical trading prices of the Company ADSs, as compared to the ADS Transaction Consideration, including the fact that:

•

the upfront price per Company ADS of $38.00 to be received upon consummation of the Transactions represents (i) an approximately 38% premium to the closing price per Company ADS of $27.58 on March 30, 2026, the last trading day prior to the public announcement of the execution of the Transaction Agreement, (ii) an approximately 40% premium to the volume weighted average price per Company ADS of $27.05 for the 30-trading day period ended March 30, 2026, (iii) an approximately 51% premium to the volume weighted average price per Company ADS of $25.15 for the 60-trading day period ended March 30, 2026, (iv) an approximately 27% premium to the 52-week high closing price of $29.91 per Company ADS on December 5, 2025, and (v) an approximately 77% premium to the $21.50 price per Company ADS from Centessa’s last capital raise on November 11, 2025;

•

combined, the upfront price per Company ADS plus the illustrative risk-adjusted net present value of one CVR (which was based on assumptions from Centessa management included in the Projections and the midpoint of a range of discount rates based on an analysis of Centessa’s weighted average cost of capital), of $41.01 per Company ADS represents (i) an approximately 49% premium to the closing price per Company ADS of $27.58 on March 30, 2026, the last trading day prior to the public announcement of the execution of the Transaction Agreement, (ii) an approximately 52% premium to the volume weighted average price per Company ADS of $27.05 for the 30-trading day period ended March 30, 2026, (iii) an approximately 63% premium to the volume weighted average price per Company ADS of $25.15 for the 60-trading day period ended March 30, 2026, (iv) an approximately 37% premium to the 52-week high closing price of $29.91 per Company ADS on December 5, 2025, and (v) an approximately 91% premium to the $21.50 price per Company ADS from Centessa’s last capital raise on November 11, 2025;

•

combined, the upfront price per Company ADS plus the maximum potential CVR payments, if achieved, of $47.00 per Company ADS represents (i) an approximately 70% premium to the closing price per Company ADS of $27.58 on March 30, 2026, the last trading day prior to the public announcement of the execution of the Transaction Agreement, (ii) an approximately 74% premium to the volume weighted average price per Company ADS of $27.05 for the 30 trading-day period ended March 30, 2026, (iii) an approximately 87% premium to the volume weighted average price per Company ADS of $25.15 for the 60-trading day period ended March 30, 2026, (iv) an approximately 57% premium to the 52-week high closing price of $29.91 per Company ADS on December 5, 2025, and (v) an approximately 119% premium to the $21.50 price per Company ADS from Centessa’s last capital raise on November 11, 2025; and

•

that in its view it had obtained Lilly’s best and final offer, and that, as of the date of the Transaction Agreement, the Transaction Consideration or ADS Transaction Consideration, as applicable, represented a compelling price for the Scheme Shares and Company ADSs, taking into account the Company Board’s familiarity with the business, strategy, assets, financial needs and prospects of Centessa on a standalone basis.

Certainty of Consideration. The Company Board considered the fact that the upfront cash consideration of $38.00 per Scheme Share or Company ADS, which represents a substantial portion of the overall consideration, would allow holders of Scheme Shares and Company ADSs to realize immediate value for their investment in Centessa, while avoiding Centessa’s clinical and preclinical, commercialization, marketing, regulatory, competitive and other business risks, and while also providing such holders with certainty of value and liquidity for their Scheme Shares or Company ADSs.

CVR Consideration; Opportunity to Realize Additional Value. The Company Board considered the fact that, in addition to the upfront cash consideration of $38.00 per Scheme Share or Company ADS, holders will receive one CVR for each Scheme Share or Company ADS, which provides Centessa’s shareholders with an opportunity to realize additional value through contingent cash payments of up to an aggregate amount of $9.00 per Scheme Share or Company ADS, to the extent that the milestones set forth in the CVR Agreement are achieved within the applicable time periods. The Company Board also took into consideration the obligations of Lilly and its affiliates to use “Commercially Reasonable Efforts” to achieve the milestones, the extensive experience and resources of Lilly and its affiliates, the business reputation of Lilly, and the Company Board’s perception that Lilly is willing to devote the resources necessary to continue developing ORX750 and/or ORX142 in the relevant indications.

Centessa’s Operating and Financial Condition and Prospects. The Company Board considered Centessa’s limited operating history, the fact that Centessa has incurred significant operating losses since its inception and expects to incur significant losses for the foreseeable future, and the risk that Centessa may not be able to generate sufficient revenue to achieve and maintain profitability. In considering the prospects of Centessa, the Company Board reviewed certain financial projections for Centessa prepared by senior management, which reflect an application of various assumptions of senior management. The Company Board considered the inherent uncertainty of achieving the Projections, as set forth under the heading of this proxy statement entitled “—Certain Unaudited Prospective Financial Information” and that, as a result, Centessa’s actual financial results in future periods could differ materially from the Projections. The Company Board considered, among other factors, that the holders of Scheme Shares and Company ADSs would continue to be subject to the risks and uncertainties of Centessa executing on its long-range plan if it remained independent, including, among others, (i) the current and prospective business environment in which Centessa operates, (ii) industry and market conditions negatively impacting valuations of and the outlook for clinical-stage biotechnology companies such as Centessa with lead programs in clinical trials, (iii) the risks and costs associated with clinical trials and preclinical studies and the potential commercialization of drug products, (iv) the regulatory environment and the significant time before regulatory advancements could be made, (v) competition, and (vi) the likely effect of these factors on Centessa and its prospects as a standalone company. The Company Board weighed the certainty of realizing a compelling value for the Scheme Shares and Company ADSs in the Transactions compared to the uncertainty that trading values for the Company ADSs would approach the upfront cash consideration (or the upfront cash consideration plus the potential CVR payments) in the foreseeable future and the substantial risks and uncertainty associated with Centessa and its business, including the risk factors set forth in Centessa’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (see the section of this proxy statement entitled “Where You Can Find More Information”).

Potential Strategic Alternatives. The Company Board reviewed the possible alternatives to the Transactions, including the execution of management’s standalone plan. The Company Board considered the risks inherent in the development of drug products, including, among others, (i) the stage of development of Centessa’s programs, (ii) risks related to designing, conducting and compiling data from clinical trials and preclinical studies, (iii) challenges with respect to patient enrollment, (iv) potential difficulties or delays in the commencement, or conduct or completion, or termination or suspension, of Centessa’s ongoing or planned clinical trials or preclinical studies, (v) the potential for Centessa’s product candidates to have serious adverse, undesirable or unacceptable side effects which may delay or prevent marketing approval or cause its products to be less competitive, (vi) risks related to seeking approval for marketing from the FDA and other regulatory authorities, (vii) challenges associated with the commercialization of drug products, (viii) competition, and (ix) other factors affecting the potential revenues, profitability and cash flows of biotechnology companies generally. The Company Board also considered the fact that none of Centessa’s product candidates have been approved yet for marketing by the FDA or any similar non-U.S. regulatory body, as well as the status and prospects for Centessa’s current portfolio of product candidates and development programs.

Existing Resources. The Company Board considered the fact that Centessa will require significant additional capital in order to complete the remaining clinical development of its product candidates and potentially commercialize its product candidates, as well as fund its other ongoing operations, and the challenges that biotechnology companies such as Centessa may face in raising necessary capital. The Company Board also took into consideration that, while Centessa may seek additional funding through future debt and equity financing, collaborations or strategic partnerships, any such fundraising could be highly dilutive to Centessa’s existing securityholders, might be available only on unfavorable terms, or might not be available at all at the times or in the amounts necessary or desirable. The Company Board also considered the expected growth in the scale and complexity of the Company’s operations as its development and commercialization plans and strategies continue to develop, and the need to find and retain the necessary talent to successfully support these activities.

Negotiation Process. The Company Board considered the fact that the terms of the Transactions were the result of arm’s-length negotiations conducted by Centessa with the knowledge and at the direction of the Company

Board and with the assistance of its financial and legal advisors. The Company Board also considered the enhancements that Centessa and its advisors were able to obtain as a result of such arm’s-length negotiations with Lilly, including the increase in the valuation offered by Lilly from the time of its initial non-binding proposal to the end of the negotiations, a number of changes in the terms and conditions of the Transaction Agreement and the CVR Agreement from the versions initially proposed by Lilly that were favorable to Centessa, and the inclusion of provisions in the Transaction Agreement that increase the likelihood of completing the Transactions.

Potentially Interested Counterparties. The Company Board considered the process conducted by Centessa, with the assistance of its financial advisors, to identify potential buyers taking into account the expected interest of parties in a transaction with Centessa at this time, their ability to move quickly and decisively, and their ability to consummate a transaction of this size and nature that would be competitive with Lilly’s proposal. The Company Board considered the prior interactions between Centessa senior management and other industry participants, including the results of recent partnering and other strategic discussions. The Company Board noted that Party A, the other global pharmaceutical company that was considered reasonably likely to have potential interest in acquiring Centessa, had declined to pursue a potential transaction with Centessa. In addition, the Company Board considered that, should any potential counterparty be interested in pursuing a transaction on terms more favorable to Centessa and its shareholders than those contemplated by the Transaction Agreement, such counterparty would be able to pursue such an offer despite Centessa’s entry into the Transaction Agreement.

Fairness Opinions of Financial Advisors. The Company Board considered (i) the opinion of Centerview rendered orally to the Company Board on March 30, 2026, which was subsequently confirmed by delivery of a written opinion dated such date that, as of such date and based upon and subject to various assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken in preparing its opinion, the Transaction Consideration to be paid to the holders of Company Shares (other than (i) any Company Shares which are registered in the name of or beneficially owned by Lilly, Purchaser or by any affiliate of Lilly or Purchaser or by any of their respective nominees and (ii) any Company Shares held in treasury, together with any Company Shares held by any affiliate of Centessa or Lilly) pursuant to the Transaction Agreement and the CVR Agreement was fair, from a financial point of view, to such holders, and (ii) the opinion of Jefferies rendered orally to the Company Board on March 30, 2026, which was subsequently confirmed by delivery of a written opinion dated March 30, 2026 that, as of such date and based upon and subject to various assumptions made, procedures followed, matters considered, and qualifications and limitations on the review undertaken by Jefferies as described in its opinion, the Transaction Consideration to be paid to holders of Company Shares (other than (a) Company Shares that are held in the treasury of Centessa or owned by Centessa, (b) Company Shares owned by Lilly, Purchaser or any direct or indirect wholly owned subsidiary of Lilly or Purchaser and (c) any Company Shares held by any affiliate of Centessa) pursuant to the Transaction Agreement and the CVR Agreement was fair, from a financial point of view, to such holders. For a more detailed discussion of Centerview’s opinion and Jefferies’ opinion, respectively, please see the sections of this proxy statement entitled “—Opinion of Centerview Partners LLC” and “—Opinion of Jefferies LLC”.

Ability to Consider, Receive and Respond to Unsolicited Proposals. The Company Board considered the provisions of the Transaction Agreement, including (i) the ability of Centessa under certain circumstances to entertain an unsolicited proposal for an acquisition that constitutes or is reasonably likely to lead to or result in a proposal superior to the Transactions, (ii) the ability of the Company Board under certain circumstances to withdraw or modify its recommendation to Centessa shareholders with respect to the Transactions, including in connection with a “Superior Proposal” or “Intervening Event” (each as defined in the Transaction Agreement), (iii) Centessa’s right to terminate the Transaction Agreement under certain circumstances in order to accept a Superior Proposal and enter into an agreement with respect to such Superior Proposal, and (iv) the approximately $63 million termination fee payable by Centessa under certain circumstances, which the Company Board believed was reasonable relative to termination fees for similar transactions, would not likely preclude competing bids, and would not likely be payable unless the Company Board entered into an agreement for a Superior Proposal.

Likelihood of Consummation. The Company Board considered the likelihood of completing the Transactions, particularly in light of the terms of the Transaction Agreement, including (i) the conditions to the Transactions being specific and limited, (ii) the exceptions contained within the definition of “Company Material Adverse Effect”, and (iii) the likelihood of obtaining required antitrust approval, including the commitments made by Lilly to obtain the required approval in the Transaction Agreement. The Company Board also considered the fact that there is no financing condition to the completion of the Transactions, and Centessa has the ability to obtain specific enforcement of Lilly’s and Purchaser’s obligations under the Transaction Agreement, thereby providing Centessa with such a remedy in the event Lilly or Purchaser were to decline to comply with their respective obligations under the Transaction Agreement.

Shareholder Approval. The Company Board considered that the approval of the Scheme of Arrangement would be subject to the approval of a majority in number of Scheme Shareholders present and voting, in person or by proxy, representing at least three-fourths in value of the Scheme Shares in respect of which a vote has been cast and that such Scheme Shareholders would be free to vote against the Scheme of Arrangement and the Company Shareholder Resolution.

Outside Date. The Company Board considered the outside date under the Transaction Agreement after which either Lilly or Centessa, subject to certain exceptions, could terminate the Transaction Agreement, which is anticipated to allow for sufficient time to consummate the Transactions.

Other Factors. In the course of its deliberations, the Company Board also considered a variety of material risks and other countervailing factors related to entering into the Transaction Agreement, including, but not limited to, the following:

•

the fact that Centessa shareholders will not be entitled to participate in any potential future benefit from Centessa’s execution of management’s standalone strategic business plan, except to the extent milestone payments are made pursuant to the CVR Agreement;

•

the fact that the milestones under the CVR Agreement may not be achieved at all or during the applicable milestone periods required by the CVR Agreement for Centessa’s shareholders to receive the related payments;

•

the effect of the public announcement of the Transaction Agreement, including effects on Centessa’s business activities, Centessa’s relationship with its partners and other business relationships, and Centessa’s ability to attract and retain key management and personnel;

•

the fact that the Transaction Agreement precludes Centessa from actively soliciting alternative takeover proposals and requires payment by Centessa of an approximately $63 million termination fee under certain circumstances, including in the event that the Transaction Agreement is terminated by Centessa to accept a Superior Proposal;

•

the fact that there can be no assurance that all conditions to the parties’ respective obligations to consummate the Transactions will be satisfied and, if the Transactions are not consummated, (i) Centessa’s directors, management and other employees will have expended extensive time and effort and will have experienced significant distractions from their work during the pendency of the transactions, (ii) Centessa will have incurred significant transaction costs, (iii) Centessa’s relationships with its partners, employees and other third parties may be adversely affected, (iv) the trading price of the Company ADSs may be adversely affected, and (v) the market’s perception of Centessa’s prospects could be adversely affected;

•

the restrictions imposed by the Transaction Agreement on the conduct of Centessa’s business prior to completion of the Transactions which could delay or prevent Centessa from undertaking some business opportunities that may arise during that time;

•	the risk of potential litigation relating to the Transactions that could be instituted against Centessa or its directors and officers, and potential effects or outcomes related thereto;

•	the treatment of the cash consideration to be received by the holders of Company ADSs in the Transactions as taxable to the holders of Company ADSs for U.S. federal income tax purposes; and

•	the other risks set forth under the heading of this proxy statement entitled “Risk Factors”.

In addition, the Company Board was aware of and considered the interests of Centessa’s directors and executive officers (including Dr. Hedley) that may be different from, or in addition to, the interests of Centessa shareholders generally when approving the Transaction Agreement and recommending that Centessa shareholders approve the Scheme of Arrangement at the Scheme Meeting and pass the Company Shareholder Resolution at the Company GM. For more information, see the section of this proxy statement entitled “—Interests of Centessa’s Non-Employee Directors and Executive Officers in the Transactions”.

The foregoing discussion of the information and factors considered by the Company Board in reaching its conclusions and recommendations is intended to be illustrative and not exhaustive. In light of the variety of factors considered in connection with the evaluation of the Transactions and the complexity of these matters, the Company Board did not find it practicable to, and did not, quantify or otherwise attempt to rank or assign relative weights to the various factors considered in reaching its determinations. In considering the factors described above and any other factors, individual members of the Company Board may have viewed factors differently or given different weight, merit or consideration to different factors. In addition, the Company Board did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of the Company Board, but rather the Company Board conducted an overall review of the factors described above, including discussions with Centessa’s senior management and its legal and financial advisors.

The foregoing discussion of the reasoning and consideration of certain factors by the Company Board and the resulting determinations and recommendation, and certain other information presented in this section, as well as similar information included in this proxy statement, is forward-looking in nature and, therefore, the information should be read in light of the factors discussed in the sections of this proxy statement entitled “Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors”.

Opinion of Centerview Partners LLC

Centessa retained Centerview as financial advisor to the Company Board in connection with the Transactions. In connection with this engagement, the Company Board requested that Centerview evaluate the fairness, from a financial point of view, to the holders of Company Shares (other than Excluded Company Shares) of the Transaction Consideration proposed to be paid to such holders pursuant to the Transaction Agreement and the CVR Agreement. On March 30, 2026, Centerview rendered to the Company Board its oral opinion, which was subsequently confirmed by delivery of a written opinion dated March 30, 2026, that, as of such date and based upon and subject to the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, the Transaction Consideration to be paid to the holders of Company Shares (other than Excluded Company Shares) pursuant to the Transaction Agreement and the CVR Agreement was fair, from a financial point of view, to such holders.

The full text of Centerview’s written opinion, dated March 30, 2026, which describes the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, is attached as Annex D and is incorporated herein by reference. The summary of the written opinion of Centerview set forth below is qualified in its entirety by the full text of Centerview’s written opinion attached as Annex D. Centerview’s financial advisory services and opinion were provided for the information and assistance of the Company Board (in their capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the Transactions and Centerview’s opinion addressed only the fairness, from a financial point of view, as of the date thereof, to the holders of Company Shares (other than Excluded Company Shares) of the Transaction Consideration to be paid to such holders pursuant to the Transaction Agreement and the CVR Agreement. Centerview’s opinion did not address any other term or aspect of the Transaction Agreement, the CVR Agreement or the Transactions and does not constitute a recommendation to any Company shareholder as to whether or not such holder should tender Company Shares in connection with the offer, or any shareholder of Centessa or any other person as to how such shareholder or other person should vote with respect to the Transactions or otherwise act with respect to the Transactions or any other matter.

The full text of Centerview’s written opinion should be read carefully in its entirety for a description of the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion.

In connection with rendering the opinion described above and performing its related financial analyses, Centerview reviewed, among other things:

•

a draft of the Transaction Agreement, dated March 29, 2026, a draft of the form of CVR Agreement, dated March 30, 2026 and a draft of the form of Scheme of Arrangement attached to the Transaction Agreement, dated March 27, 2026, collectively referred to in this summary of Centerview’s opinion as the “Draft Agreements;”

•	the Annual Reports on Form 10-K of Centessa for the years ended December 31, 2024, December 31, 2023 and December 31, 2022;

•	certain interim reports to stockholders and Quarterly Reports on Form 10-Q of Centessa;

•	certain publicly available research analyst reports for Centessa;

•	certain other communications from Centessa to its stockholders; and

•

certain internal information relating to the business, operations, earnings, cash flow, assets, liabilities and prospects of Centessa, including certain financial forecasts, analyses and projections relating to Centessa, including the probability of realizing the Milestone Payments under the CVR Agreement and the timing of such payments, prepared by management of Centessa and furnished to Centerview by Centessa for purposes of Centerview’s analysis, which are referred to in this summary of Centerview’s opinion as the “Forecasts,” and which are collectively referred to in this summary of Centerview’s opinion as the “Internal Data.”

Centerview also participated in discussions with members of the senior management and representatives of Centessa regarding their assessment of the Internal Data and conducted such financial studies and analyses and took into account such information as Centerview deemed appropriate.

Centerview assumed, without independent verification or any responsibility therefor, the accuracy and completeness of the financial, legal, regulatory, tax, accounting and other information supplied to, discussed with, or reviewed by Centerview for purposes of its opinion and, with Centessa’s consent, Centerview relied upon such information as being complete and accurate. In that regard, Centerview assumed, at Centessa’s direction, that the Internal Data (including, without limitation, the Forecasts) were reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of Centessa as to the matters covered thereby and Centerview relied, at Centessa’s direction, on the Internal Data for purposes of Centerview’s analysis and opinion. Centerview expressed no view or opinion as to the Internal Data or the assumptions on which it was based. In addition, at Centessa’s direction, Centerview did not make any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance-sheet or otherwise) of Centessa, nor was Centerview furnished with any such evaluation or appraisal, and was not asked to conduct, and did not conduct, a physical inspection of the properties or assets of Centessa. Centerview assumed, at Centessa’s direction, that the final executed Transaction Agreement, CVR Agreement and Scheme of Arrangement would not differ in any respect material to Centerview’s analysis or opinion from the Draft Agreements reviewed by Centerview. Centerview also assumed, at Centessa’s direction, that the Transactions will be consummated on the terms set forth in the Transaction Agreement and the CVR Agreement and in accordance with all applicable laws and other relevant documents or requirements, without delay or the waiver, modification or amendment of any term, condition or agreement, the effect of which would be material to Centerview’s analysis or Centerview’s opinion and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Transactions, no delay, limitation, restriction, condition or other change will be imposed, the effect of which would be material to Centerview’s analysis or Centerview’s opinion. Centerview did not evaluate and did not express any opinion as to the solvency or fair value of Centessa, or the ability of Centessa to pay its obligations when they come due, or as to the impact of the Transactions on such matters, under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. Centerview is not a legal, regulatory, tax or accounting advisor, and Centerview expressed no opinion as to any legal, regulatory, tax or accounting matters.

Centerview’s opinion expressed no view as to, and did not address, Centessa’s underlying business decision to proceed with or effect the Transactions, or the relative merits of the Transactions as compared to any alternative business strategies or transactions that might be available to Centessa or in which Centessa might engage. Centerview’s opinion was limited to and addressed only the fairness, from a financial point of view, as of the date of Centerview’s written opinion, to the holders of the Company Shares (other than Excluded Company Shares) of the Transaction Consideration to be paid to such holders pursuant to the Transaction Agreement and the CVR Agreement. For purposes of its opinion, Centerview was not asked to, and Centerview did not, express any view on, and its opinion did not address, any other term or aspect of the Transaction Agreement, the CVR Agreement or the Transactions, including, without limitation, the structure or form of the Transactions, the form or terms of the CVR with respect to transferability, liquidity, probability of full payout or otherwise, or any other agreements or arrangements contemplated by the Transaction Agreement or the CVR Agreement or entered into in connection with or otherwise contemplated by the Transactions, including, without limitation, the fairness of the Transactions or any other term or aspect of the Transactions to, or any Transaction Consideration to be received in connection therewith by, or the impact of the Transactions on, the holders of any other class of securities, creditors or other constituencies of Centessa or any other party. In addition, Centerview expressed no view or opinion as to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to be paid or payable to any of the officers, directors or employees of Centessa or any party, or class of such persons in connection with the Transactions, whether relative to the Transaction Consideration to be paid to the holders of the Company Shares (other than Excluded Company Shares) pursuant to the Transaction Agreement, the CVR Agreement or otherwise. Centerview’s opinion was necessarily based on financial, economic, monetary, currency, market and other conditions and circumstances as in effect on, and the information made available to Centerview as of, the date of Centerview’s written opinion, and Centerview does not have any obligation or responsibility to update, revise or reaffirm its opinion based on circumstances, developments or events occurring after the date of Centerview’s written opinion. Centerview’s opinion does not constitute a recommendation to any Company shareholder as to whether or not such holder should tender Company Shares in connection with the offer or any Company Shareholder or any other person as to how such Company shareholder or other person should vote with respect to the Purchaser’s (or, at Lilly’s election (i) in respect to any or all of the Remnant Shares (as defined in the Transaction Agreement), its nominee(s) and (ii) in respect of the Company ADSs, the DR Nominee) acquisition of the entire issued and to be used share capital of Centessa or otherwise act with respect to the Transactions or any other matter.

Centerview’s financial advisory services and its written opinion were provided for the information and assistance of the Company Board (in their capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the Transactions. The issuance of Centerview’s opinion was approved by the Centerview Partners LLC Fairness Opinion Committee.

Summary of Centerview Financial Analysis

The following is a summary of the material financial analyses prepared and reviewed with the Company Board in connection with Centerview’s opinion, dated March 30, 2026. The summary set forth below does not purport to be a complete description of the financial analyses performed or factors considered by, and underlying the opinion of, Centerview, nor does the order of the financial analyses described represent the relative importance or weight given to those financial analyses by Centerview. Centerview may have deemed various assumptions more or less probable than other assumptions, so the reference ranges resulting from any particular portion of the analyses summarized below should not be taken to be Centerview’s view of the actual value of Centessa. In performing its analyses, Centerview made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of Centessa or any other parties to the Transactions. None of Centessa, Lilly, Purchaser, Centerview nor any other person assumes responsibility if future results are materially different from those discussed. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth below. In addition, analyses relating to the value of Centessa do not purport to be appraisals or reflect the prices at which Centessa may actually be sold. Accordingly, the assumptions and estimates used in, and the results derived from, the financial analyses are inherently subject to substantial uncertainty. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before March 30, 2026 (the last trading day before the execution of the Transaction Agreement) and is not necessarily indicative of current market conditions.

Analysis of Transaction Consideration

Centerview conducted an analysis of the Transaction Consideration to be paid to the holders of the Company Shares (other than Excluded Company Shares) pursuant to the Transaction Agreement and the CVR Agreement. Such Transaction Consideration is equal, on a per share basis, to the Cash Consideration in cash without interest plus (together and not separately) one non-transferable CVR entitling holders to receive contingent cash payments of up to an aggregate of $9.00 per Company Share, without interest, contingent upon the achievement of the Milestone Payments, as described under “The CVR Agreement”. For analytical purposes, assuming that holders of CVRs receive a payment of $9.00 per CVR upon the achievement of the Milestone Payments based on the probability of success as estimated by management of Centessa in, and at the time implied by, the Forecasts, as set forth in the section entitled “—Certain Unaudited Prospective Financial Information” beginning on page 78 of this proxy statement, and further assuming the midpoint of a range of discount rates from 13.0% to 15.0% based on Centerview’s analysis of Centessa’s weighted average cost of capital, Centerview calculated an illustrative risk-adjusted net present value for one CVR of $3.01.

Solely for purposes of the financial analyses summarized below, the term “illustrative assumed per share Transaction Consideration” refers to an aggregate assumed implied per share value of the Transaction Consideration of $41.01 per Company Share (the “Implied Transaction Consideration Value”), equal, on a per share basis, to $38.00 upfront Cash Consideration plus the illustrative risk-adjusted net present value of one CVR of $3.01, based on the midpoint of the range of discount rates, as set forth above. However, there is no guarantee that the Milestones pursuant to the CVR Agreement will be satisfied.

Discounted Cash Flow Analysis

Centerview performed a discounted cash flow analysis of Centessa based on the Forecasts and the calculations of risk adjusted, after-tax unlevered free cash flows set forth in the section entitled “—Certain Unaudited Prospective Financial Information” beginning on page 78 of this proxy statement. A discounted cash flow analysis is a traditional valuation methodology used to derive a valuation of an asset or set of assets by calculating the “present value” of estimated future cash flows of the asset or set of assets. “Present value” refers to the current value of future cash flows and is obtained by discounting those future cash flows by a discount rate that takes into account macroeconomic assumptions and estimates of risk, the opportunity cost of capital, expected returns and other appropriate factors.

In performing this analysis, Centerview calculated a range of equity values for the Company Shares by (a) discounting to present value as of March 31, 2026 using discount rates ranging from 13.0% to 15.0% (reflecting

Centerview’s analysis of Centessa’s weighted average cost of capital) and using a mid-year convention: (i) the forecasted risk-adjusted, after-tax unlevered free cash flows of Centessa over the period beginning on April 1, 2026 and ending on December 31, 2048, utilized by Centerview based on the Forecasts, (ii) an implied terminal value of Centessa, calculated by Centerview by assuming that Centessa’s unlevered free cash flows would decline in perpetuity after December 31, 2048 at a rate of free cash flow decline of 80% year-over-year, (iii) tax savings from usage of Centessa’s (A) United Kingdom net operating losses of $558 million and research and development tax credits of $54 million, each as of December 31, 2025, and Centessa’s estimated future losses, as set forth in the Forecasts, and (B) United States federal net operating losses of $22 million and research and development tax credits of $14 million, each as of December 31, 2025, and Centessa’s estimated future losses, as set forth in the Forecasts, and (iv) the net present value of the estimated costs of a $500 million equity raise in each of 2027, 2028, 2029, and 2030, as set forth in the Forecasts, and (b) adding to the foregoing results Centessa’s estimated net cash of $421 million as of March 31, 2026, as set forth in the Internal Data. Centerview then divided the results of the foregoing calculations by the number of fully-diluted Company Shares outstanding (determined using the treasury stock method and taking into account the dilutive impact of outstanding in-the-money options (including assumptions regarding the vesting of such options) and restricted stock units) as of March 27, 2026, as set forth in the Internal Data.

This analysis resulted in an implied per share equity value range of $33.30 to $41.75 rounded to the nearest $0.05. Centerview then compared this range to the Implied Transaction Consideration Value of $41.01 per Company Share to be paid to the holders of the Company Shares (other than Excluded Company Shares) pursuant to the Transaction Agreement and the CVR Agreement.

Other Factors

Centerview noted for the Company Board certain additional factors solely for reference and informational purposes only, including, among other things, the following:

•

Trading Range Analysis. Centerview reviewed historical closing trading prices of the Company Shares during the 52-week period ended March 30, 2026 (the last trading day before the execution of the Transaction Agreement), which reflected low and high closing prices for the Company Shares during such period of approximately $10.71 to $29.91 per Company Share.

•

Wall Street Price Target Analysis. Centerview reviewed stock price targets for the Company Shares in publicly available Wall Street research analyst reports as of March 30, 2026, which indicated low and high price targets for the Company Shares ranging from $30.00 to $62.00 per Share.

•

Premia Paid Analysis. Centerview performed an analysis of premia paid in certain selected transactions involving publicly traded biopharmaceutical companies that Centerview, based on its experience and judgment as a financial advisor, deemed relevant to consider in relation to Centessa and the Transactions, for which premium data was available. The premia in this analysis were calculated by comparing the per share acquisition price in each transaction (excluding contingent consideration, if any) to the closing price of such target company’s market price per share on the trading day prior to the date on which the target’s market price per share was perceived to be affected by a potential transaction, which is referred to as the 1-day premium. Based on the analysis above and other considerations that Centerview deemed relevant in its professional judgment, Centerview applied a premia reference range of 35% to 75% to Centessa’s closing price on March 30, 2026 (the last trading day before the execution of the Transaction Agreement) of $27.58, which resulted in an implied price range of approximately $37.25 to $48.25 per Company Share, rounded to the nearest $0.05.

General

The preparation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to summary description. In arriving at its opinion, Centerview did not draw, in isolation, conclusions from or with regard to any factor or analysis that it considered. Rather, Centerview made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of the analyses.

Centerview’s financial analyses and opinion were only one of many factors taken into consideration by the Company Board in its evaluation of the Transactions. Consequently, the analyses described above should not be viewed as determinative of the views of the Company Board or management of Centessa with respect to the Transaction Consideration or as to whether the Company Board would have been willing to determine that a different consideration was fair. The Transaction Consideration for the Transactions was determined through arm’s-length negotiations between Centessa and Lilly and was approved by the Company Board. Centerview provided advice to Centessa during these negotiations. Centerview did not, however, recommend any specific amount of Transaction Consideration to Centessa or the Company Board or that any specific amount of Transaction Consideration constituted the only appropriate Transaction Consideration for the Transactions.

Centerview is a securities firm engaged directly and through affiliates and related persons in a number of investment banking, financial advisory and merchant banking activities. In the two years prior to the date of its written opinion, except for Centerview’s current engagement, Centerview had not been engaged to provide financial advisory or other services to Centessa, and Centerview did not receive any compensation from Centessa during such period. In the two years prior to the date of its written opinion, Centerview had not been engaged to provide financial advisory or other services to Lilly or Purchaser, and Centerview did not receive compensation from Lilly or Purchaser during such period. Centerview is currently providing financial advisory services unrelated to Centessa to two companies in which Medicxi Ventures (UK) LLP (“Medicxi”), a significant minority shareholder of Centessa, owns a significant minority equity interest, in connection with certain strategic matters. As of the date of its written opinion, Centerview had not received any compensation from such companies, but expects that it could receive compensation in the future. As the Company Board was aware, Centerview may provide financial advisory and other services to or with respect to Centessa, Lilly, Medicxi or their respective affiliates, including portfolio companies of Medicxi, in the future, for which Centerview may receive compensation. Certain (i) of Centerview’s and Centerview’s affiliates’ directors, officers, members and employees, or family members of such persons, (ii) of Centerview’s affiliates or related investment funds and (iii) investment funds or other persons in which any of the foregoing may have financial interests or with which they may co-invest, may at any time acquire, hold, sell or trade, in debt, equity and other securities or financial instruments (including derivatives, bank loans or other obligations) of, or investments in, Centessa, Lilly, Medicxi or any of their respective affiliates, including portfolio companies of Medicxi, or any other party that may be involved in the Transactions.

The Company Board selected Centerview as its financial advisor in connection with the Transactions based on Centerview’s reputation and experience in providing M&A advisory services to the biopharmaceutical industry. Centerview is an internationally recognized investment banking firm that has substantial experience in transactions similar to the Transactions.

In connection with Centerview’s services as the financial advisor to the Company Board, Centessa has agreed to pay Centerview an aggregate fee currently estimated to be approximately $66 million, $1.25 million of which was payable upon the rendering of Centerview’s opinion (regardless of the conclusions therein) and the remainder of which is payable contingent upon consummation of the Transactions. In addition, Centessa has agreed to reimburse certain of Centerview’s expenses arising, and to indemnify Centerview against certain liabilities that may arise, out of Centerview’s engagement.

Opinion of Jefferies LLC

Centessa retained Jefferies LLC (“Jefferies”) as a financial advisor in connection with the Transactions. In connection with this engagement, the Company Board requested that Jefferies evaluate the fairness, from a financial point of view, of the Transaction Consideration to be paid to holders of Company Shares (including shares underlying Company ADSs) (other than (a) Company Shares that are held in the treasury of Centessa or owned by Centessa, (b) Company Shares owned by Lilly, Purchaser or any direct or indirect wholly owned subsidiary of Lilly or Purchaser and (c) any Company Shares held by any affiliate of Centessa (collectively, the “Excluded Ordinary Shares”)) pursuant to the Transaction Agreement, the Scheme of Arrangement and the CVR Agreement. At a meeting of the Company Board held on March 30, 2026 to evaluate the Transactions, Jefferies rendered an oral opinion, confirmed by delivery of a written opinion dated March 30, 2026, to the Company Board to the effect that, as of that date and based on and subject to various assumptions made, procedures followed, matters considered and limitations and qualifications on the scope of the review undertaken as described in its opinion, the Transaction Consideration to be paid to holders of Company Shares (including shares underlying Company ADSs) (other than Excluded Ordinary Shares) pursuant to the Transaction Agreement, the Scheme of Arrangement and the CVR Agreement was fair, from a financial point of view, to such holders.

The full text of Jefferies’ opinion, which describes various assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken by Jefferies, is attached as Annex E to this Proxy Statement and is incorporated herein by reference. Jefferies’ opinion was provided for the use and benefit of the Company Board (in its capacity as such) in its evaluation of the Transaction Consideration from a financial point of view and did not address any other aspect of the Transactions or any other matter. Jefferies’ opinion did not address the relative merits of the Transactions or other transactions contemplated by the Transaction Agreement, the Scheme of Arrangement and the CVR Agreement as compared to any alternative transaction or opportunity that might be available to Centessa, nor did it address the underlying business decision by Centessa to engage in the Transactions or any other matter. Jefferies’ opinion does not constitute a recommendation as to how the Company Board or any holder of Company Shares should vote or act with respect to the Transactions or any other matter. The following summary is qualified in its entirety by reference to the full text of Jefferies’ opinion attached as Annex E to this proxy statement.

In arriving at its opinion, Jefferies, among other things:

•	reviewed an execution version, provided to Jefferies on March 30, 2026, of the Transaction Agreement and related forms of the Scheme of Arrangement and the CVR Agreement attached as annexes thereto;

•	reviewed certain publicly available financial and other information relating to Centessa;

•

reviewed certain information furnished to Jefferies and approved for its use and reliance by the management of Centessa relating to the business, operations and prospects of Centessa, including (a) certain risk-adjusted financial forecasts and estimates and (b) information relating to the probability of and timing for achieving the Milestones under the CVR Agreement;

•	held discussions with members of senior management of Centessa regarding the matters described in the second and third bullets immediately above;

•	reviewed the stock trading price history for Company ADSs; and

•	conducted such other financial studies, analyses and investigations as Jefferies deemed appropriate.

In its review and analysis and in rendering its opinion, Jefferies assumed and relied upon, but did not assume any responsibility to independently investigate or verify, the accuracy and completeness of all financial and other information that was supplied or otherwise made available to Jefferies by Centessa or that was publicly available to Jefferies (including, without limitation, the information described above) or otherwise reviewed by Jefferies. Jefferies relied on assurances of the management and other representatives of Centessa that they were not aware of any facts or circumstances that would make any of the foregoing information incomplete, inaccurate or misleading. In its review, Jefferies did not make and did not obtain an independent evaluation or appraisal of any of the assets or liabilities (contingent, accrued, derivative, off-balance sheet or otherwise), nor did Jefferies conduct a physical inspection of any of the properties or facilities, of Centessa or any other entity and Jefferies was not furnished with, and assumed no responsibility to obtain or conduct any such evaluations, appraisals or physical inspections. Jefferies did not evaluate and does not express any opinion as to the solvency or fair value of Centessa or any other entity, or the impact of the Transactions thereon, under any laws relating to bankruptcy, insolvency or similar matters. Jefferies’ analyses and opinion also did not consider any actual or potential arbitration, litigation, claims, audits or possible unasserted claims, investigations or other proceedings involving or affecting Centessa or any other entity.

With respect to the financial forecasts and estimates provided to and reviewed by Jefferies, Jefferies noted that projecting future results of any company is inherently subject to uncertainty. However, Jefferies was advised by Centessa, and Jefferies assumed, that the financial forecasts and estimates relating to Centessa (including with respect to the probability of, and timing for, achieving the Milestones) that Jefferies was directed to utilize for purposes of its analyses and opinion were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of Centessa’s management as to, and were an appropriate basis upon which to evaluate, the future financial performance of Centessa and the other matters covered thereby (including management’s forecasts and assessments regarding the probability of and timing for achieving the Milestones under the CVR Agreement). Jefferies expressed no opinion as to any financial forecasts or estimates or the assumptions on which they were based.

Jefferies relied upon the assessments of Centessa’s management as to, among other things, (i) the potential impact on Centessa of market, competitive, macroeconomic, geopolitical and other conditions, trends and developments in and prospects for, and governmental, regulatory and legislative matters relating to or affecting, the biopharmaceutical industry, including with respect to the pricing of and third-party coverage and reimbursement for pharmaceutical products, (ii) matters relating to the products and product candidates of Centessa, the potential use and indications for such products and product candidates, related technology and intellectual property and regulatory approval processes and risks, including with respect to the probability and timing for the development, clinical testing, manufacturing and commercialization of such products and product candidates and related uses and indications, and the validity and duration of licenses and patents, (iii) matters relating to the CVR Products, including with respect to the probability of, and timing for, achieving the Milestones, and (iv) existing and future agreements and other arrangements involving, and ability to attract, retain and/or replace, key employees and consultants, customers, suppliers and other commercial and collaboration relationships. Jefferies assumed that there would not be any developments with respect to any such matters that would be meaningful in any respect to Jefferies’ analyses or opinion.

Jefferies’ opinion was based on economic, monetary, regulatory, market and other conditions existing, and which could be evaluated, and information made available to Jefferies, as of the date of Jefferies’ opinion. Events occurring after the date of Jefferies’ opinion may affect such opinion and the assumptions upon which such opinion was based, and Jefferies expressly disclaimed any undertaking or obligation to advise any person of any change in any fact or matter affecting its opinion of which Jefferies becomes aware after the date of its opinion. As the Company Board was aware, the credit, financial and stock markets, and the industry in which Centessa operates, have experienced and may continue to experience volatility and disruptions and Jefferies expressed no view or opinion as to any potential effects of such volatility or disruptions on Centessa or the Transactions.

Jefferies made no independent investigation of, and Jefferies expressed no view or opinion as to, any legal, regulatory, accounting or tax matters affecting or relating to Centessa or the Transactions, and Jefferies assumed the correctness in all respects meaningful to its analyses and opinion of all legal, regulatory, accounting and tax advice given to Centessa and/or the Company Board, including, without limitation, with respect to changes in, or the impact of, accounting standards or tax and other laws, regulations and governmental and legislative policies affecting Centessa or the Transactions and legal, regulatory, accounting and tax consequences to Centessa or its securityholders of the terms of, and transactions contemplated by, the Transaction Agreement, the Scheme of Arrangement and the CVR Agreement. Jefferies did not take into account, for purposes of its analysis and opinion, any tax consequences of the Transactions to any holder of Company Shares or any fees, charges or expenses under the Deposit Agreement in connection with the Transactions. Jefferies assumed that the Transactions would be consummated in accordance with its terms without waiver, modification or amendment of any term, condition or agreement and in compliance with all applicable laws, documents and other requirements that would be meaningful in any respect to our analyses or opinion and that, in the course of obtaining the necessary governmental, regulatory or third-party approvals, consents, waivers and releases for the Transactions or otherwise, including with respect to any divestitures or other requirements no delay, limitation, restriction or condition would be imposed or occur that would have an adverse effect on Centessa or the Transactions or that otherwise would be meaningful in any respect to Jefferies’ analyses or opinion.

Jefferies’ opinion did not address the relative merits of the Transactions or the other transactions contemplated by the Transaction Agreement, the Scheme of Arrangement and the CVR Agreement as compared to any alternative transaction or opportunity that might be available to Centessa, nor did it address the underlying business decision by Centessa to engage in the Transactions or the terms of the Transaction Agreement, the Scheme of Arrangement and the CVR Agreement or the documents referred to therein, including the form or structure of the Transactions or any term, aspect or implication of the Transaction Agreement, the Scheme of Arrangement and the CVR Agreement (including the form or terms of the CVR or the restrictions on transferability thereof), any support agreement or other agreements, instruments, arrangements or understandings entered into, terminated or amended in connection with, or contemplated by, or resulting from, the Transactions. Jefferies’ opinion was limited to the fairness, from a financial point of view and as of the date of its opinion, of the Transaction Consideration to be paid to holders of Company Shares (including shares underlying Company ADSs) (other than Excluded Ordinary Shares and to the extent expressly specified in such opinion), without regard to individual circumstances of specific holders (whether by virtue of control, voting or consent, liquidity, contractual arrangements or otherwise) that may distinguish such holders or the securities of Centessa held by such holders, and Jefferies’ opinion did not in any way address proportionate allocation or relative fairness among such holders, holders of any other securities of Centessa or otherwise. Jefferies was not asked to, and its opinion did not, address the fairness, financial or otherwise, of any consideration to the holders of any class of securities, creditors or other constituencies of Centessa or any other party, other than the holders of Company Shares (including shares underlying Company ADSs) (other than Excluded Ordinary Shares). Furthermore, Jefferies did not express any view or opinion as to the fairness, financial or otherwise, of the amount or nature of any compensation or other consideration payable to or to be received by any of Centessa’s officers, directors or employees, or any class of such persons, in connection with the Transactions relative to the Transaction Consideration or otherwise. Jefferies also expressed no view or opinion as to the prices at which ordinary shares of Centessa, Company ADSs or any other securities of Centessa may trade or otherwise be transferable at any time, including following announcement or consummation of the Transactions. The issuance of Jefferies’ opinion was authorized by Jefferies’ fairness opinion committee.

In connection with rendering its opinion to the Company Board, Jefferies performed a variety of financial and comparative analyses, including those described below. The following summary is not a complete description of all analyses performed and factors considered by Jefferies in connection with its opinion. The preparation of a financial opinion is a complex process involving subjective judgments and is not necessarily susceptible to partial analysis or summary description.

Jefferies believes that its analyses and the summary below must be considered as a whole and in context and that selecting portions of its analyses and factors or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying Jefferies’ analyses and opinion. Jefferies did not draw, in isolation, conclusions from or with regard to any one factor or method of analysis for purposes of its opinion, but rather arrived at its ultimate opinion based on the results of all analyses undertaken by it and assessed as a whole.

The estimates of the future performance of Centessa in or underlying Jefferies’ analyses are not necessarily indicative of future results or values, which may be significantly more or less favorable than those estimates. In performing its analyses, Jefferies considered industry performance, general business and economic conditions and other matters, many of which are beyond the control of Centessa. Estimates of the financial value of companies or businesses do not purport to be appraisals or necessarily reflect the prices at which companies, businesses or securities actually may be sold or acquired. Accordingly, the estimates used in, and the implied reference ranges resulting from, any particular analysis described below are inherently subject to substantial uncertainty and should not be taken as Jefferies’ view of the actual value of Centessa or its businesses or securities.

The terms of the Transactions were determined through negotiations between Centessa and Lilly, and the decision by Centessa to enter into the Transaction Agreement was solely that of the Company Board. Jefferies’ opinion and financial analyses were only one of many factors considered by the Company Board and should not be viewed as determinative of the views of the Company Board or Centessa’s management with respect to the Transactions or the consideration payable in the Transactions.

Financial Analyses

The summary of the financial analyses described in this section entitled “—Financial Analyses” is a summary of the material financial analyses reviewed with the Company Board and performed by Jefferies in connection with its opinion. The financial analyses summarized below include information presented in tabular format. In order to fully understand Jefferies’ financial analyses, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Considering the data below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Jefferies’ financial analyses.

For purposes of the financial analyses described below, (i) the term “Implied Consideration” refers to $38.00 in cash per Company Share payable in the Transactions plus, one non-transferable contingent value right entitling holders to receive contingent cash payments of up to an aggregate of $9.00 per Company Share, without interest, contingent upon the achievement of the Milestones prior to the applicable Milestone Expiration (as defined in the CVR Agreement), the implied net risk adjusted present value (as of March 31, 2026) of such contingent payments based on the probability and expected timing of achieving the Milestones, per Centessa’s management, and calculated using a discount rate of 14.0% (which was the midpoint of a selected discount rate range of 13.0% to 15.0%) based on Jefferies’ professional judgment and experience, for an illustrative risk-adjusted net present value of $3.01 for the contingent payments in the aggregate, resulting in an Implied Consideration in the Transactions of $41.01 per Company Share (including shares underlying Company ADSs) and (ii) approximate implied per Company Share (including shares underlying Company ADSs) equity value reference ranges derived from such analyses were rounded to the nearest $0.05. The implied per Company Share (including shares underlying Company ADSs) equity value reference ranges described below were based on Centessa’s fully diluted outstanding Company Shares (including shares underlying Company ADSs) as of March 27, 2026 as calculated on a treasury stock method basis (taking into account outstanding Company Stock Options and Company RSUs) based on information provided by Centessa’s management.

Discounted Cash Flow Analysis. Jefferies performed a discounted cash flow analysis of Centessa by calculating the estimated present value of the standalone unlevered, after-tax free cash flows that Centessa was forecasted to generate during calendar years ending December 31, 2026 through December 31, 2048, based on the Projections (inclusive of Centessa’s net operating loss carryforwards, R&D tax credits, estimated net cash as of March 31, 2026 and the impact of future capital raises), discounted to March 31, 2026 using the mid-year convention. The implied terminal value of Centessa was derived by assuming, as directed by Centessa’s management, that Centessa’s unlevered free cash flows would decline in perpetuity after December 31, 2048 at a rate of free cash flow decline of 80% year-over-year. The present values (as of March 31, 2026) of the cash flows and terminal values were then calculated using a selected discount rate range of 13.0% to 15.0% (based on Jefferies’ professional judgment and experience). This analysis indicated the following approximate implied per Company

Share (including shares underlying Company ADSs) equity value reference range for Centessa, as compared to the Implied Consideration:

Implied Per Company Share Equity Value Reference Range	Implied Consideration
$33.30 – $41.75	$41.01

Certain Additional Information

Jefferies observed certain additional information that was not considered part of Jefferies’ financial analysis with respect to its opinion but was noted for informational purposes, including:

•

historical closing trading prices of the Company ADSs during the 52-week period ended March 30, 2026 (the last trading day before the public announcement of the Transactions), which reflected low and high closing stock prices for the Company ADSs during such period of approximately $10.71 to $29.91 per Company Share; and

•

stock price targets for the Company ADSs in Wall Street research analysts’ reports publicly available as of March 30, 2026, which indicated low and high stock price targets for Centessa of $30.00 to $62.00 per Company ADS.

Miscellaneous

Centessa has agreed to pay Jefferies for its financial advisory services in connection with the Transactions an aggregate fee of approximately $27.6 million, of which $1.25 million was payable upon delivery of Jefferies’ opinion to the Company Board (regardless of the conclusions therein) and the balance of which is payable contingent upon consummation of the Transactions. In addition, Centessa agreed to reimburse Jefferies for certain expenses, including reasonable fees and expenses of counsel, incurred in connection with Jefferies’ engagement and to indemnify Jefferies and related parties against liabilities, including liabilities under federal securities laws, arising out of or in connection with the services rendered and to be rendered by Jefferies under its engagement.

As the Company Board was aware, Jefferies and its affiliates in approximately the two years prior to the date of Jefferies’ opinion have provided financial advisory and/or financing services to Centessa. Such services provided during the relevant two-year period include Jefferies having acted as joint bookrunner for various follow-on offerings of Company Shares, for which services Jefferies and its affiliates received aggregate fees of approximately $5.0 million. Additionally, as the Company Board was aware, in approximately the two years prior to the date of Jefferies’ opinion, Jefferies and its affiliates have not provided financial advisory and/or financing services to Lilly. As the Company Board was aware, in the future, Jefferies and its affiliates may provide financial advisory and financing services to Centessa, Lilly and/or their respective affiliates, for which services Jefferies would expect to receive compensation. In the ordinary course of business, Jefferies and its affiliates trade or hold and, in the future, may trade or hold securities or financial instruments (including loans and other obligations) of Centessa, Lilly and/or their respective affiliates for Jefferies’ own account and for the accounts of Jefferies’ customers and, accordingly, may at any time hold long or short positions or otherwise effect transactions in those securities or financial instruments.

Jefferies was selected as a financial advisor to Centessa in connection with the Transactions because Jefferies is an internationally recognized investment banking firm with substantial experience in merger and acquisition transactions and based on its familiarity with Centessa’s business and industry. Jefferies is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, leveraged buyouts, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities and private placements.

Certain Unaudited Prospective Financial Information

Centessa does not, as a matter of course, publicly disclose financial forecasts or projections as to future revenues or other results of its operations due to, among other reasons, the uncertainty, unpredictability and subjectivity of the underlying assumptions and estimates. However, in connection with the evaluation of the Transactions and the other strategic alternatives considered by the Company Board, in March 2026, Centessa’s senior management prepared certain risk-adjusted financial projections for fiscal years 2026 through 2048 (which we refer to as the “Projections”). The Projections were presented to the Company Board in connection with its consideration of the Transactions in comparison to Centessa’s other strategic alternatives. The Projections were also provided to Centerview and Jefferies and, at the instruction and with the approval of the Company Board, were relied upon and used by each of Centerview and Jefferies in connection with rendering their respective opinions to the Company Board and performing the related financial analyses as described in the section of this proxy statement captioned “—Opinion of Centerview Partners LLC” and “—Opinion of Jefferies LLC”.

The Projections were prepared based on Centessa’s continued operation as a standalone company and do not take into account the Transactions, including the effect of any business or strategic decision or action that has been or will be taken as a result of the execution of the Transaction Agreement.

Centessa is summarizing the Projections in this proxy statement solely to provide Company Shareholders with access to certain financial projections that were made available to the Company Board, Centerview and Jefferies for the purposes described above, and are not included in this proxy statement to influence a Company Shareholder’s decision as to whether to vote to adopt the Transaction Agreement or for any other purposes. The Projections were not provided to Lilly or any other prospective counterparty to a strategic transaction.

Cautionary Note About the Projections

The Projections were prepared by Centessa senior management based on certain estimates and assumptions with respect to general business, economic, competitive, regulatory, reimbursement and other market and financial conditions and other future events, all of which are difficult to predict and many of which are beyond Centessa’s control. The Projections, while presented with numerical specificity, reflect numerous variables and financial, operating and commercial assumptions, developed solely using the information available to Centessa’s senior management at the time, that were inherently uncertain and subject to change. Important factors that may affect actual results and cause the Projections not to be achieved include, but are not limited to: (1) the pursuit or success of preclinical studies and/or clinical trials (including the funding for such studies or trials, anticipated patient enrollment, clinical outcomes, timing or associated costs); (2) regulatory approvals and related timelines; (3) the timing of launch of commercial sales of product candidates, if approved; (4) the market acceptance of potential products and product candidates; (5) development of potential products and product candidates for different indications; (6) risks associated with the development of product candidates in combination with other therapies; (7) the impact of competitive products and pricing; (8) the effect of regulatory actions; (9) the availability of licensing arrangements on favorable terms or at all; (10) the ability to establish and maintain intellectual property protection for products or avoid or defend claims of infringement; (11) uncertainties in contractual relationships, including collaborations, partnerships, licensing or other arrangements, and the performance of third-party suppliers and manufacturers; (12) the effect of global economic and political conditions and conditions in the biotechnology industry; (13) conditions in the financing markets and access to sufficient capital; (14) changes in applicable laws, rules and regulations; (15) accuracy of certain accounting assumptions; and (16) other risk factors described in Centessa’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, subsequent Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, as well as the section titled “Cautionary Note Regarding Forward-Looking Statements” in this proxy statement. All of these factors are difficult to predict, and many of them are outside of Centessa’s control. As a result, there can be no assurance that the Projections will be realized, and actual results may be materially better or worse than those contained in the Projections, whether or not the Transactions are consummated. The Projections may differ from publicly available analyst estimates and forecasts.

The Projections reflect estimates and judgments as to certain business decisions that are subject to change and therefore are susceptible to sensitivities and assumptions, as well as multiple interpretations based on actual experience and business developments. In addition, the Projections do not take into account any circumstances or events occurring after the date that they were prepared, including the announcement of the Transactions, and do not give effect to the Transactions or any changes to Centessa’s operations or strategy that may be implemented during the pendency of or following the consummation of the Transactions or to any costs incurred in connection with the Transactions. The Projections also do not consider the effect of any failure of the Transactions to be completed. The Projections cover multiple years, and such information by its nature becomes subject to greater uncertainty with each successive year and are unlikely to anticipate each circumstance that will have an effect on Centessa’s business and its results of operation. The Projections are not, and should not be considered to be, a guarantee of future operating results.

The inclusion of the Projections in this proxy statement should not be regarded as an indication that Centessa or any of its affiliates, advisors or representatives considered or consider the Projections to be predictive of actual future events, and the Projections should not be relied upon as such or construed as financial guidance. Further, the inclusion of the Projections in this proxy statement does not constitute an admission or representation by Centessa that the information presented is material. The Projections are included in this proxy statement solely to give Company Shareholders access to the information that was provided to the Company Board and Centerview and Jefferies.

Neither Centerview nor Jefferies assume any responsibility for the accuracy of this information. Centessa does not intend to make publicly available any update or other revision to the Projections reflecting circumstances existing after the date that such information was prepared or future events, except as otherwise required by applicable federal securities law. Centessa may report results of operations for periods included in the Projections that were or will be completed following the preparation of the Projections. The Projections should be evaluated in conjunction with the Company’s historical financial statements and other information regarding the Company contained in the Company’s public filings with the SEC. The Projections may not be consistent with, or comparable to, the Company’s historical results as a result of the assumptions utilized in preparing such information.

Modeling and forecasting the future development and commercialization of drug candidates by an emerging biotechnology company is a highly speculative endeavor. In addition to the various limitations described above, there can be no assurance of the approval, or timing of approval, of Centessa’s product candidates, and it is possible that other therapies will be preferable. There also can be no assurance that Centessa will obtain the regulatory approvals necessary for the commercialization of its products or product candidates, or that Centessa’s competitors will not commercialize products that are safer, more effective, or more successfully marketed and sold than any product that Centessa may market or commercialize. Since the Projections cover a long period of time, the Projections by their nature are unlikely to anticipate each circumstance that will have an effect on Centessa’s products and product candidates. None of Centessa or any of its affiliates, advisors, officers, directors or representatives has made or makes any representation or warranty to any holders of Centessa securities or other person regarding the ultimate performance of Centessa compared to the information contained in the Projections or that the Projections will be achieved or any of the Milestones with respect to the CVR will be achieved. Centessa has made no representation to Lilly or Purchaser, in the Transaction Agreement or otherwise, concerning the Projections.

The Projections were prepared for internal use only and not prepared with a view toward public disclosure or complying with published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial forecasts, or GAAP. In addition, neither the Company’s independent registered public accounting firm nor any other independent accountants have (i) reviewed, audited, compiled, examined or performed any procedures with respect to the Projections, (ii) expressed any opinion or other form of assurance on such information or the achievability of the Projections or (iii) assumed any responsibility for the Projections. The Projections include non-GAAP financial measures such as EBIT and unlevered free cash flow (each as defined below). Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by Centessa may not be comparable to similarly titled amounts used by other companies. Furthermore, there are limitations inherent in non-GAAP financial measures, because they exclude charges and credits that are required to be included in a GAAP presentation. Accordingly, non-GAAP financial measures should be considered together with, and not as an alternative to, financial measures prepared in accordance with GAAP. EBIT and unlevered free cash flow should not be considered as an alternative to earnings as a measure of operating performance or cash flow or as a measure of liquidity.

The financial measures included in the Projections are not subject to SEC rules regarding disclosures of non-GAAP financial measures, which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure. Reconciliations of non-GAAP financial measures were not provided to or relied upon or used by the Company Board, Centerview or Jefferies.

The Projections were reasonably prepared by Centessa management on bases reflecting the best currently available estimates and judgments of Centessa management as to the matters covered thereby. The Projections were based on assumptions about Centessa’s continued operation as a standalone, publicly-traded company, and therefore do not give effect to the Transactions or any changes to Centessa’s operations or strategy that may be implemented following the consummation of the Transactions or to any costs incurred in connection with the Transactions, including the potential synergies that may be achieved by the combined company as a result of the Transactions or the effect of any business or strategic decision or action that has been or will be taken as a result of the execution of the Transaction Agreement. Centessa management believed the assumptions used in the preparation of these Projections to be reasonable at the time they were made, including, but not limited to, assumptions with respect to the continued research, development and commercialization of Centessa’s product candidates, including with respect to ORX750, ORX142 and ORX489, while also accounting for risk and probability adjustments reflecting Centessa senior management’s assessment of the probability of success of Centessa’s early stage pipeline programs as of the time such Projections were prepared. The Projections include assumptions regarding asset-specific probabilities of technical and regulatory success, timing of the clinical development plan, indications to be pursued, timing of commercial launch, sales ramp, market size, market share, peak sales, duration, pricing, relative positioning versus competition, licensing arrangements, market exclusivity, estimated costs and expenses, effective tax rate and utilization of net operating losses, future equity raises conducted by Centessa, expected cash burn rate, and other relevant factors related to Centessa’s long-range operating plan. The foregoing is a summary of certain key assumptions and does not purport to be a comprehensive or exhaustive overview of all metrics and assumptions included or reflected in the Projections.

The following tables present estimates of Centessa’s net revenue, gross profit, total R&D expense, total S&M expense, total G&A expense, EBIT and unlevered cash flow, in each case for fiscal years 2026 through 2048, as reflected in the Projections, as approved by Centessa’s management:

	Fiscal Year Ending December 31, (3)
($ in millions)	2026E	2027E	2028E	2029E	2030E	2031E	2032E	2033E	2034E	2035E	2036E	2037E	2038E	2039E	2040E	2041E	2042E	2043E	2044E	2045E	2046E	2047E	2048E
Net Revenue	—	—	—	$155	$557	$1,084	$1,651	$2,288	$2,880	$3,764	$4,415	$5,051	$5,524	$5,969	$6,395	$6,826	$7,048	$7,265	$1,826	$733	$527	$300	$60
Gross Profit	—	—	—	$146	$526	$1,015	$1,547	$2,145	$2,699	$3,527	$4,137	$4,734	$5,178	$5,596	$5,996	$6,400	$6,608	$6,812	$1,752	$700	$502	$285	$57
Total R&D Expense	($350)	($364)	($300)	($305)	($197)	($162)	($106)	($87)	($73)	($63)	($62)	($64)	($66)	($68)	($70)	($72)	($74)	($77)	($33)	($11)	($7)	($4)	($1)
Total S&M Expense	($3)	($26)	($93)	($128)	($158)	($216)	($284)	($346)	($419)	($485)	($552)	($620)	($690)	($762)	($808)	($847)	($883)	($913)	($211)	($68)	($39)	($21)	($4)
Total G&A Expense	($42)	($47)	($53)	($82)	($91)	($94)	($94)	($94)	($95)	($95)	($95)	($96)	($96)	($97)	($97)	($97)	($97)	($97)	($21)	($6)	($4)	($2)	($0)
EBIT (1)	($394)	($437)	($446)	($369)	$80	$544	$1,063	$1,617	$2,113	$2,884	$3,427	$3,954	$4,325	$4,669	$5,020	$5,384	$5,554	$5,725	$1,486	$614	$453	$259	$52
Unlevered Free Cash Flow (2)	($394)	($437)	($446)	($392)	($0)	$329	$712	$1,117	$1,496	$2,030	$2,473	$2,870	$3,173	$3,435	$3,701	$3,973	$4,132	$4,261	$1,931	$625	$370	$228	$75

(1)	EBIT is a non-GAAP financial measure defined as earnings before interest expenses and taxes.
(2)

As set forth in these tables, unlevered free cash flow is a non-GAAP financial measure defined as EBIT, less tax expense (if profitable), less capital expenditures, plus depreciation and amortization, and less change in net working capital. Assumes a tax rate, if profitable, of 25%.

(3)

The values in the table do not take into account the estimated impact of U.S. federal and U.K. net operating losses and research and development tax credits. As of December 31, 2025, Centessa had estimated U.K. net operating losses of $558 million and research and development tax credits of $54 million, and U.S. federal net operating losses of $22 million and research and development tax credits of $14 million.

On the same basis as the Projections, Centessa’s senior management also estimated the probabilities of success for achieving each of the Milestones for the CVR, which included an estimated 55% cumulative probability of achieving the NT2 Milestone, an estimated 45% cumulative probability of achieving the IH Milestone, and an estimated 70% cumulative probability of achieving the Indication Milestone and, in each case, assuming an achievement date in advance of the end date of the applicable milestone period. Centessa’s senior management and the Company Board directed Centerview and Jefferies to use these milestone probability estimates in connection with their respective financial analyses and opinions as further described below under the section entitled “—Opinion of Centerview Partners LLC” and “—Opinion of Jefferies LLC” in this proxy statement. There can be no assurance that any of the Milestones or other estimates will be achieved or that any of the payments with respect to the CVR will be made.

In light of the foregoing factors and the uncertainties inherent in the Projections, the Projections constitute forward-looking statements. Company Shareholders are cautioned not to place undue reliance on the Projections or any other forward-looking information included in this section of the proxy statement.

Financing of the Transactions

The consummation of the Transactions is not conditioned upon receipt of financing by Lilly or Purchaser. We anticipate that the total amount of funds necessary to consummate the Transactions, not including fees and expenses, will be approximately $6.3 billion, including the estimated funds needed to (i) pay Company Shareholders the aggregate Cash Consideration (including for Company Shares represented by Company ADSs) due to them under the Transaction Agreement and (ii) make payments in respect of outstanding Company Equity Awards pursuant to the Transaction Agreement. Lilly has or will have available to it, through a variety of sources, including cash on hand and borrowings at prevailing market interest rates under Lilly’s commercial paper program, proceeds from any debt issuance that may be undertaken by Lilly, or a combination of the foregoing, funds necessary to satisfy all of Purchaser’s payment obligations under the Transaction Agreement and resulting from the Transactions. As of December 31, 2025, Lilly had approximately $7.3 billion in cash and cash equivalents on hand. In the event that Lilly determines to issue commercial paper or other debt in connection with the purchase of Company Shares and Company ADSs pursuant to the Transaction Agreement and to complete the Transactions, such commercial paper or other debt will be issued on terms determined by the market at the time of each such issuance, the maturities of such commercial paper or other debt, and Lilly’s ratings. Lilly and Purchaser have represented in the Transaction Agreement that, at the Effective Time, Lilly will have, and will cause Purchaser to have, available the cash necessary to consummate the Transactions, including payment in cash of the aggregate Cash Consideration and ADS Cash Consideration and to pay all related fees and expenses and to discharge all of Lilly’s and Purchaser’s other liabilities as they become due. Lilly and Purchaser have also represented in the Transaction Agreement that, on each date on which the applicable Milestone Payment shall be paid (if any) under the CVR Agreement, Lilly will have, or shall cause Purchaser to have, available to it sufficient funds for the satisfaction of all of Lilly’s and Purchaser’s applicable obligations under the CVR Agreement, including the payment of the applicable Milestone Payment and to pay all related fees and expenses required to be paid by Lilly and Purchaser pursuant to the terms of the CVR Agreement.

Interests of Centessa’s Non-Employee Directors and Executive Officers in the Transactions

Centessa’s non-employee directors and executive officers may be deemed to have, similar to other transactions of this type, certain financial interests in the Transactions that may be different from, or in addition to, the interests of Company Shareholders generally. The members of the Company Board were aware of and considered these interests in reaching the determination to approve the agreement and recommend to Centessa shareholders that they vote to approve the Proposals.

At the outset of discussions regarding a transaction between the Company and Lilly, the Company Board was aware of director Dr. Mary Lynne Hedley’s relationship with Lilly and, following Lilly’s expression of interest in a potential acquisition on February 16, 2026, Dr. Hedley recused herself from Company Board matters concerning Lilly. Dr. Hedley recused herself from all such matters, including all discussions during Company Board meetings related to the Transactions or strategic alternatives considered by the Company Board, and from participating in the deliberations or vote to approve the Transactions.

Centessa’s executive officers for purposes of the discussion below are Mario Alberto Accardi, Ph.D. (Chief Executive Officer and Director), Karen Anderson (Chief People Officer), Tia Bush (Chief Technology and Quality Officer), John Crowley (Chief Financial Officer), Raphael Deferiere (Senior Vice President and Chief Accounting Officer), Iqbal Hussain (Chief Legal Officer, Chief Compliance Officer and Company Secretary), Steven Kanes, M.D., Ph.D. (Head of R&D and Chief Medical Officer), Saurabh Saha, M.D., Ph.D. (former Chief Executive Officer and former Director) and Gregory Weinhoff, M.D., M.B.A. (Chief Business Officer). Although Dr. Saha resigned from his position as Chief Executive Officer and Director effective as of January 1, 2026, he is being treated as an executive officer for purposes of the discussion below in accordance with Item 5(a)(1) of Schedule 14A of the Exchange Act.

Treatment of Company Equity Awards

For information regarding beneficial ownership of Company Shares, Company Stock Options, and Company RSUs, other than the unvested equity-based awards described below, by each of Centessa’s non-employee directors and named executive officers and all of the directors and executive officers as a group, please see the section entitled “Security Ownership of Certain Beneficial Owners and Management.” Each of Centessa’s non-employee directors and executive officers will be entitled to receive, for each Company ordinary share or Company ADS he or she holds, the same transaction consideration as described in the section entitled “The Transaction Agreement—Scheme Deliverables to Centessa Shareholders.”

As described further in the section entitled “The Transaction Agreement—Treatment of Company Equity Awards,” immediately prior to the Effective Time:

•

each Company Cash-Out Stock Option that is outstanding immediately prior to the Effective Time, whether or not vested, will be canceled, and, in exchange therefor, the holder of such canceled Company Cash-Out Stock Option will be entitled to receive (without interest), in consideration of the cancellation of such Company Cash-Out Stock Option (A) an amount in cash (less applicable tax withholdings pursuant to the Transaction Agreement) equal to the product of (1) the total number of Company Shares subject to such Company Cash-Out Stock Option immediately prior to the Effective Time multiplied by (2) the excess of the Closing Amount over the applicable exercise price per Company Share under such Company Cash-Out Stock Option and (B) one (1) CVR for each Company Share subject to such Company Cash-Out Stock Option immediately prior to the Effective Time (without regard to vesting);

•

each Company Underwater Option that is outstanding immediately prior to the Effective Time, to the extent not vested, will become fully vested as of prior to the Effective Time, and Centessa shall permit the holders of Company Underwater Options to exercise such Company Underwater Options prior to the Effective Time on a basis that allows the Company Shares acquired pursuant to such exercise to be treated as Scheme Shares at the Effective Time, with any Company Underwater Options that remain outstanding and unexercised as of the Effective Time cancelled for no consideration at the Effective Time, without any action on the part of Purchaser, Centessa or any other Person; and

•

each Company RSU that is outstanding and unvested shall become immediately vested in full, and at the Effective Time, unless otherwise provided in the applicable award agreement, each Company RSU will be canceled, and, in exchange therefor, the holder of such canceled Company RSU will be entitled to receive (without interest), in consideration of the cancellation of such Company RSU, (A) an amount in cash (less applicable Tax withholdings pursuant to the Transaction Agreement) equal to the product of (1) the total number of shares subject to such Company RSU immediately prior to the Effective Time, multiplied by (2) the Closing Amount and (B) one (1) CVR for each Company Share subject to such Company RSU immediately prior to the Effective Time (without regard to vesting).

The following table sets forth, for each of Centessa’s non-employee directors and executive officers, (i) the number and estimated value of vested Company Stock Options, (ii) the number and value of unvested Company Stock Options, (iii) the number and estimated value of unvested Company RSUs, and (iv) the total number and estimated value of Company Shares subject to Company Stock Options and unvested Company RSUs, in each case, held by such non-employee director or executive officer as of April 10, 2026, and the estimated cash amounts payable (on a pre-tax basis) in respect thereof.

The following table assumes that no Company Stock Options will be exercised and no Company RSUs will vest between April 10, 2026 and the closing of the Transactions.

For each Company Stock Option, the estimated aggregate amount set forth below equals the product of (a) the Closing Amount plus the maximum amount payable for one CVR (i.e., $9.00 per share), net of the weighted average exercise price of such individual’s unvested and vested Company Stock Options that have an exercise price that is less than $38.00 per share, multiplied by (b) the total number of Company Shares subject to such Company Stock Options. Any differences in the totals shown below relative to the component amounts are due to rounding adjustments and use of the weighted average exercise price to calculate the estimated aggregate payouts. For each Company RSU, the estimated aggregate amount set forth below equals the product of (a) the Closing Amount plus the maximum amount payable for one CVR (i.e., $9.00 per share), multiplied by (b) the total number of Company Shares subject to each applicable Company RSU award. For additional information, refer to the section entitled “The Transaction Agreement—Scheme Deliverables to Centessa Shareholders.”

	Number of Company Shares subject to vested Company Stock Options	Value of Vested Company Stock Options	Number of Company Shares subject to Unvested Stock Options	Value of Unvested Company Stock Options	Number of Unvested Company RSUs	Value of Unvested Company RSUs	Number of Company Shares Subject to Equity Awards	Total Value of Company Shares Subject to Equity Awards
Name	(#)	($)	(#)	($)	(#)	($)	(#)	($)(1)
Directors
Francesco De Rubertis, Ph.D.	—	$—	—	$—	—	$—	—	$—
Arjun Goyal, M.D., M.Phil, M.B.A.	208,570	$7,381,457	40,000	$1,382,800	—	$—	248,570	$8,764,257
Brett Zbar, M.D.	208,570	$7,381,457	40,000	$1,382,800	—	$—	248,570	$8,764,257
Mary Lynne Hedley, Ph.D.	352,474	$14,383,510	40,000	$1,382,800	—	$—	392,474	$15,766,310
Samarth Kulkarni, Ph.D.	352,474	$14,383,510	40,000	$1,382,800	—	$—	392,474	$15,766,310
Carol Stuckley, M.B.A.	352,474	$13,637,173	40,000	$1,382,800	—	$—	392,474	$15,019,973
Mathias Hukkelhoven, Ph.D.	192,000	$7,796,160	40,000	$1,382,800	—	$—	232,000	$9,178,960
Name
Executive Officers
Mario Alberto Accardi, Ph.D.	120,780	$3,932,624	445,645	$11,490,395	83,075	$3,904,525	649,500	$19,327,544
Saurabh Saha, M.D., Ph.D. (2)	404,135	$13,540,226	—	$—	—	$—	404,135	$13,540,226
John Crowley	342,957	$12,386,733	688,043	$22,005,877	45,000	$2,115,000	1,076,000	$36,507,610
Raphael Deferiere	—	$—	207,000	$6,458,370	11,000	$517,000	218,000	$6,975,370
Gregory Weinhoff, M.D., M.B.A.	1,243,025	$49,759,544	269,958	$7,970,530	65,925	$3,098,475	1,578,908	$60,828,549
Tia Bush	627,732	$23,404,169	310,001	$9,033,812	63,800	$2,998,600	1,001,533	$35,436,581
Steven Kanes, M.D., Ph.D.	145,833	$4,389,573	354,167	$10,660,427	120,000	$5,640,000	620,000	$20,690,000
Iqbal Hussain	877,297	$32,770,267	376,041	$11,012,256	98,025	$4,607,175	1,351,363	$48,389,698
Karen Anderson	103,175	$3,776,430	321,085	$10,106,486	58,050	$2,728,350	482,310	$16,611,265

(1)	See the section entitled “—Treatment of Company Equity Awards” for additional information regarding shares beneficially owned by the non-employee directors and executive officers of Centessa.
(2)

Dr. Saha resigned from his position as Chief Executive Officer and director effective as of January 1, 2026. Pursuant to his separation agreement with Centessa, the exercise window for any vested Company Stock Options held by Dr. Saha was extended until three months following the termination of Dr. Saha’s Advisory Agreement with Centessa entered into between Dr. Saha and Centessa on February 9, 2026 (the “Advisory Agreement”) (which Advisory Agreement remains in effect as of the date of this proxy statement). This table reflects Dr. Saha’s vested and outstanding Company Stock Options as of April 10, 2026. Dr. Saha does not hold any unvested equity awards. For more information regarding Dr. Saha’s separation agreement with Centessa, see below under the section entitled “Severance Entitlements.”

Incentivisation Deed

Pursuant to an Amended and Restated Incentivisation Deed relating to Orexia Products originally entered into with certain members of the senior management team of Orexia Therapeutics Limited on January 23, 2021 and amended and restated on April 28, 2025 (the “Orexia Incentivisation Deed”), Dr. Accardi is entitled to a cash payment of approximately $22.5 million upon a qualifying change in control of Centessa, which includes the Transactions.

Severance Entitlements

Each of Centessa’s current named executive officers has entered into a pre-existing offer letter or employment agreement which provides for certain severance entitlements described below.

Dr. Mario Alberto Accardi, Ph.D.

Pursuant to Dr. Accardi’s employment agreement (the “Accardi Employment Agreement”), if Dr. Accardi’s employment is terminated by Centessa other than for cause, or by Dr. Accardi for good reason within the one-year period following a Sale Event (as defined in the Centessa Pharmaceuticals plc 2021 Stock Option and Incentive Plan (the “2021 Plan”)), Dr. Accardi will receive a lump sum payment equal to the sum of (A) 18 months of his then-current base salary and (B) 150% of his target bonus for the year of termination. In addition, the Accardi Employment Agreement provides for a “best-net” cutback under Section 280G of the Code, whereby if any payments or benefits received by Dr. Accardi or otherwise would constitute “parachute payments” within the meaning of Section 280G of the Code and be subject to excise taxes imposed by Section 4999 of the Code, such amount will either be delivered in full or reduced so as not to be subject to excise taxation, whichever amount is higher.

Dr. Saurabh Saha, M.D., Ph.D.

In connection with his appointment as advisor to the CEO, on February 9, 2026, Dr. Saha entered into a Separation and General Release Agreement (the “Saha Separation Agreement”) with Centessa, pursuant to which Dr. Saha waived his severance entitlements in exchange for (i) vesting of Dr. Saha’s equity grants that were due to vest on or prior to February 2, 2026 under the 2021 Plan, with all equity due to vest after that date forfeited, and with an exercise window for vested equity awards through three months following termination of the Advisory Agreement and (ii) a bonus payment equal to 100% of Dr. Saha’s target bonus for the year ended December 31, 2025.

Ms. Karen Anderson, Ms. Tia Bush, Mr. John Crowley, Dr. Steven Kanes and Dr. Gregory Weinhoff

Pursuant to employment agreements with Ms. Anderson, Ms. Bush, Mr. Crowley, Dr. Kanes, and Dr. Weinhoff, if the executive officer’s employment is terminated by Centessa other than for cause, or by the executive officer for good reason within the one-year period following a Sale Event, the executive officer will receive the following: (i) a lump sum payment equal to the sum of (A) 12 months of his or her then-current base salary and (B) 100% of his or her target bonus for the year of termination (or, for Ms. Anderson, 150% of her target bonus); (ii) 100% acceleration of equity awards that are subject solely to time-based vesting; and (iii) payment of the employer portion of COBRA premiums until the earliest of (A) the 12-month anniversary of his or her date of termination, (B) the expiration of his or her eligibility for the continuation coverage under COBRA or (C) the date when he or she becomes eligible for health insurance coverage in connection with new employment. In addition, the employment agreements with each such executive officer provide for a “best-net” cutback under Section 280G of the Code, whereby if any payments or benefits received by the executive officer or otherwise would constitute “parachute payments” within the meaning of Section 280G of the Code and be subject to excise taxes imposed by Section 4999 of the Code, such amount will either be delivered in full or reduced so as not to be subject to excise taxation, whichever amount is higher.

Mr. Raphael Deferiere and Mr. Iqbal Hussain

In May 2021, the Board adopted an Executive Severance Plan (the “Severance Plan”), in which Centessa’s named executive officers, and certain other executives, participate. The severance terms outlined in the employment agreements entered into with each of Centessa’s executive officers other than Mr. Deferiere and Mr. Hussain supersede the terms outlined in the Severance Plan for these executive officers as of the effective date of such employment agreements (as further described above). For Messrs. Deferiere and Hussain for purposes of the Severance Plan, upon a (A) termination by Centessa other than for cause, death or disability or (B) resignation for good reason, in each case within the change in control period (i.e., the period of one year after a “change in control,” as defined in the Severance Plan), each of Mr. Deferiere and Mr. Hussain will be entitled to receive, subject to the execution and delivery of an effective release of claims in favor of Centessa and continued compliance with all applicable restrictive covenants, (i) a lump sum amount equal to 12 months of his base salary and 100% of his target annual bonus in effect immediately prior to the date of termination (or immediately prior to the change in control, if higher) and 12 months of benefits continuation and (ii) for all outstanding and unvested equity awards of Centessa that are subject to time-based vesting held by Mr. Deferiere and Mr. Hussain, full accelerated vesting of such awards.

The payments and benefits provided under the Severance Plan in connection with a change in control may not be eligible for a federal income tax deduction by Centessa pursuant to Section 280G of the Code. These payments and benefits may also subject an eligible participant, including Mr. Deferiere or Mr. Hussain, to an excise tax under Section 4999 of the Code. The Severance Plans provides for a “best-net” cutback under Section 280G of the Code, whereby if the payments or benefits payable in connection with a change in control would be subject to the excise tax imposed under Section 4999 of the Code, then those payments or benefits will be reduced if such reduction would result in a higher net after-tax benefit to the participant.

The Transactions will constitute a change in control for purposes of the Severance Plan.

For an estimate of the amounts that would be payable to each of Centessa’s named executive officers in the event of a qualifying termination following the completion of the Transactions, see “—Quantification of Payments and Benefits” below. The estimated aggregate value of the cash severance payments to Centessa’s other executive officers in the event of a qualifying termination following the completion of the Transactions is as follows: Dr. Accardi, $1,397,250; Ms. Anderson, $654,658; Ms. Bush, $708,416; Mr. Crowley, $775,215; Mr. Deferiere, $558,900; Mr. Hussain, $715,806; Dr. Kanes, $760,725; and Dr. Weinhoff, $705,374. The foregoing estimate is based on compensation and benefit levels in effect as of April 10, 2026.

2026 Annual Bonuses

In connection with the Transactions, (i) executive officers whose employment is terminated without cause by Centessa or a subsidiary of Centessa during calendar year 2026 may be entitled to payment of a pro-rata annual target bonus, and (ii) executive officers who are employed on December 31, 2026 but whose employment is terminated by Centessa or a subsidiary without cause prior to the date of payment may be entitled to payment of their annual bonuses in the ordinary course of business consistent with past practice based on actual performance for calendar year 2026, in each case, to be paid at the same time as annual bonuses are paid to similarly situated employees. Each executive officer’s target bonus (without pro-ration) for calendar year 2026 is as follows: Dr. Accardi, $310,500; Ms. Anderson, $187,045; Ms. Bush, $202,405; Mr. Crowley, $221,490; Mr. Deferiere, $144,900; Mr. Hussain, $204,516; Dr. Kanes, $217,350; and Dr. Weinhoff, $201,535.

New Management Arrangements

It is possible that Centessa’s employees, including its executive officers, may enter into employment or other arrangements with Lilly or its affiliates (other than Centessa) in the future. As of the date of this proxy statement, Centessa’s executive officers and non-employee directors have not entered into such agreements or arrangements with Lilly regarding continued service with Lilly or its affiliates after the Closing Date (other than such persons’ existing arrangements with Centessa), and the Transactions are not conditioned upon any of Centessa’s non-employee directors or executive officers entering into any such agreement, arrangement or understanding.

Certain Relationships with Lilly

Dr. Mary Lynne Hedley, Ph.D., a non-employee director of Centessa, has served as a member of the board of directors of Lilly since May 15, 2022. Dr. Hedley recused herself from the Company’s Board’s deliberations and from the vote on the Transactions.

Continuing Employee Benefits

Lilly and Centessa have agreed that for the period of 12 months following the Effective Time, Parent will maintain for each individual employed by Centessa at the Effective Time who continues to be employed by Lilly or Centessa (each, a “Current Employee” and including Centessa’s executive officers) the following:

•

total base compensation or base hourly wage (as applicable) and a target annual cash incentive compensation opportunity (excluding, for the avoidance of doubt, any long-term incentive or equity or equity-based opportunities) at least as favorable, in the aggregate, as the total base salary or base hourly wage rate (as applicable) and target cash annual incentive opportunity provided to the current employee as of immediately prior to the Effective Time;

•

employee benefits that are substantially comparable in the aggregate to those benefits maintained for and provided to the current employees by Centessa under Company Plans (excluding cash incentive opportunities, severance, equity and equity-based awards, long-term incentive, retention, change in control-related payments or benefits, nonqualified deferred compensation, defined benefit plan and post-employment or retiree welfare benefits, collectively, the “Excluded Benefits”) and in effect as of immediately prior to the Effective Time or, to the extent a current employee becomes covered by an employee benefit plan or program of Parent (or one of its affiliates other than Centessa) during such period, employee benefits at least as favorable (other than the Excluded Benefits) as those maintained for and provided to similarly situated employees of Parent (or its relevant affiliate); and

•	severance payments and benefits that are at least as favorable as the severance benefits provided by Centessa to the current employee as of immediately prior to the Effective Time.

In addition, Parent and Centessa have agreed that from and after the Effective Time:

•

Parent shall cause service rendered by each current employee to Centessa or its subsidiaries prior to the Effective Time to be taken into account with respect to only the employee benefit plans of Parent and Centessa which provide benefits for vacation, paid time-off or 401(k) savings (and for the avoidance of doubt, not for any purpose under any Excluded Benefit), for purposes of determining eligibility to participate, level of benefits and vesting, in each case to the same extent and for the same purpose as such service was taken into account under the corresponding Centessa benefit plans immediately prior to the Effective Time; and

•

Parent shall use commercially reasonable efforts to waive for the current employees any eligibility requirements, waiting periods, actively-at-work requirements or pre-existing condition limitations under any health plan of Parent or Centessa for any condition for which they would have been entitled to coverage under the corresponding Centessa benefit plan in which they participated immediately prior to the Effective Time.

•	Parent will honor all obligations with respect to annual cash bonuses.

•	Parent will honor all obligations under the Severance Plan in accordance with its terms.

Quantification of Payments and Benefits

In accordance with Item 402(t) of Regulation S-K, the table below sets forth for each of Centessa’s named executive officers estimates of the amounts of compensation that are based on or otherwise relate to the Transactions and that will or may be paid or become payable to the named executive officer either immediately at the Effective Time (i.e., on a “single-trigger” basis) or in the event of a qualifying termination of employment following the Transactions (i.e., on a “double-trigger” basis).

The potential payments in the tables below are quantified in accordance with Item 402(t) of Regulation S-K. The estimated values are based on (i) an assumption that the Transactions are completed on April 10, 2026, (ii) the Closing Amount of $38.00 per share and the maximum amount payable for one CVR (i.e., $9.00 per share), (iii) the named executive officers’ salary and total eligible bonus levels as in effect as of April 10, 2026, and, in the case of Dr. Accardi, including payments under the Incentivization Deed, (iv) the number of unvested Company awards held by the named executive officers as of the Voting Record Time, the latest practicable date to determine such amounts before the filing of this proxy statement, and excluding any Company awards that are expected to vest or be paid in accordance with their terms prior to April 10, 2026, and (v) an assumption that each named executive officer experiences a “qualifying termination” for purposes of receiving benefits under the Company Severance Plan or any applicable employment agreement or offer letter, immediately following the completion of the Transactions.

The amounts shown in the table below do not attempt to quantify any reduction that may be required as a result of any “best-net” Section 280G cutback as set forth above under the section entitled “—Severance Entitlements”. The amounts shown in the table below are estimates only, as the actual amounts that may be paid or provided upon a named executive officer’s termination of employment or upon the Effective Time, as applicable, can only be determined at the actual time of such termination or upon the Effective Time, as applicable, and accordingly the ultimate values to be received by such named executive officer in connection with the Transactions may differ from the amounts set forth below.

Potential Payments to Named Executive Officers

Name	Cash ($)(1)	Equity ($)(2)	Perquisites / Benefits ($)(3)	Other ($)(4)	Total ($)(5)
Mario Alberto Accardi, Ph.D.	$1,707,750	$15,394,920	$7,774	$22,500,000	$39,610,444
John Crowley	$996,705	$24,120,877	$32,383	$—	$25,149,965
Iqbal Hussain	$920,322	$15,619,431	$5,183	$—	$16,544,936

(1)

The estimated amounts shown in this column include (a) $310,500, $221,490 and $204,516 for Dr. Accardi, Mr. Crowley and Mr. Hussain, respectively, representing the value of a prorated annual bonus to be paid to employees whose employment is terminated without cause during calendar year 2026 (which, for purposes of this proxy statement, such value is assumed to be 100% of the named executive officer’s annual target bonus), and (b) the value of cash severance payments (assuming annual base salary and target bonus amounts in effect as of April 10, 2026) that would be provided to Dr. Accardi, Mr. Crowley, and Mr. Hussain upon a termination of employment by the Company without “cause” or by the named executive officer for “good reason” (each, as defined in the applicable employment agreement), in each case, within the one year period following a Sale Event. As described in the section entitled “Severance Entitlements”, each named executive officer would be entitled to cash severance payments consisting of (i) $931,500, $553,725 and $511,290 for Dr. Accardi, Mr. Crowley, and Mr. Hussain, respectively, representing 18-months of base salary for Dr. Accardi and 12-months of base salary for Mr. Crowley and Mr. Hussain, and (ii) $465,750, $221,490, and $204,516 for Dr. Accardi, Mr. Crowley, and Mr. Hussain, respectively, representing 150% of the target annual bonus for Dr. Accardi and 100% of the target annual bonus for Mr. Crowley and Mr. Hussain. The prorated annual bonuses are “double-trigger” (i.e., payment would only be provided on a qualifying termination of employment following the Transactions). The cash severance payments are also “double-trigger” in that they will be paid only if the executive officer experiences a qualifying termination of employment following the Effective Time. Pursuant to the Saha Separation Agreement, Dr. Saha is not eligible for cash severance.
(2)

The estimated amounts shown in this column represent the aggregate value of the named executive officers’ unvested equity awards which will be entitled on a “single-trigger” basis to receive the Closing Amount and one (1) CVR for each Company Share subject to such equity award, as described in the section entitled “—Treatment of Equity and Equity-Based Awards”. Dr. Saha does not hold any unvested equity awards.

Name	Unvested Company Options ($)	Unvested Company RSUs ($)
Mario Alberto Accardi, Ph.D.	$11,490,395	$3,904,525
John Crowley	$22,005,877	$2,115,000
Iqbal Hussain	$11,012,256	$4,607,175

(3)

The estimated amounts shown in this column represent the cost of continued payment of benefit continuation under COBRA, or other equivalent benefits in jurisdictions outside of the U.S. for 18 months with respect to Dr. Accardi and for 12 months with respect to Mr. Crowley and Mr. Hussain following termination. This is a “double-trigger” benefit as it will be paid to the named executive officer only if the named executive officer experiences a qualifying termination of employment following the Effective Time.

(4)

The estimated amounts shown in this column represent the payment Dr. Accardi is entitled to receive under the Orexia Incentivisation Deed. Such payment is “single-trigger” because it will be paid in full upon the Effective Time.

(5)

Dr. Saha, Centessa’s former Chief Executive Officer, resigned from Centessa as of January 1, 2026, and he is not entitled to receive any compensation in connection with, or as a result of, the Transactions. Consequently, he has been excluded from the table above.

Indemnification

Each of Centessa’s executive officers and directors is entitled to certain ongoing indemnification and insurance benefits in favor of Centessa’s directors and executive officers, as described in more detail in “The Transaction Agreement—Indemnification; Directors’ and Officers’ Indemnification and Insurance.”

Section 16 Matters

The Board has taken, or prior to the Effective Time, will take, all actions reasonably necessary to cause the dispositions of Company Shares (including derivative securities) or Company ADSs in connection with the Transactions, by each individual who is a director or officer of Centessa, in each case that is subject to the reporting requirements of Section 16(a) of the Exchange Act, to be exempt under Rule 16b-3 under the Exchange Act.

Company ADSs

Company ADS holders should refer to the section entitled “Scheme Proposal and the Scheme Meeting and the Company GM—Explanatory Statement—(9) Company ADS Holders.”

Regulatory and Court Approvals Required for the Transactions

Completion of the Transactions is conditional on, among other things, (i) required antitrust clearances and (ii) the sanction of the Scheme of Arrangement by the Court.

United States Antitrust

Under the HSR Act, certain transactions, including the Transactions, may not be completed until certain waiting period requirements have expired or been terminated. The HSR Act provides that each party must file a pre-transaction notification with the Federal Trade Commission (the “FTC”) and the Antitrust Division of the Department of Justice (the “DOJ”). A transaction notifiable under the HSR Act may not be completed until the expiration or early termination of a 30-calendar-day waiting period following the parties’ filings of their respective HSR Act notification forms, unless the waiting period is extended. If the DOJ or FTC issues a Request for Additional Information and Documentary Material prior to the expiration or termination of the initial waiting period, the parties must observe a second 30-calendar-day waiting period, which would begin to run only after both parties have substantially complied with the Request for Additional Information and Documentary Material, unless the waiting period is terminated earlier. Centessa and Lilly filed their notification and report forms under the HSR Act on April 21, 2026, and the 30-day waiting period is scheduled to expire at 11:59 p.m. Eastern Time on May 21, 2026, unless extended or earlier terminated. At any time before or after closing, the DOJ, the FTC, or others could take action under the antitrust laws, including, without limitation, seeking to enjoin the completion of the transactions or to permit their completion only subject to regulatory concessions or conditions.

Court Approval

The Scheme of Arrangement requires the approval of the Court, which involves an application by Centessa to the Court to sanction the Scheme of Arrangement.

For a description of the commitments made by Centessa and Lilly to obtain the necessary regulatory and Court approvals for the Transactions, see the section entitled “The Transaction Agreement—Other Covenants and Agreements—Further Action; Efforts.” There can be no assurance that the requisite approvals will be obtained on a timely basis or at all.

Delisting and Deregistration of Company ADSs

Following the consummation of the Transactions, Company ADSs will be de-listed from Nasdaq and de-registered under the Exchange Act, and Centessa will no longer be required to file periodic reports with the SEC.

No Appraisal or Dissenters’ Rights

No appraisal or dissenters’ rights are available to holders of Company Shares and Company ADSs under the laws of England and Wales in connection with the Transactions.

THE TRANSACTION AGREEMENT

Explanatory Note Regarding the Transaction Agreement

The following is a summary of certain material terms of the Transaction Agreement and is qualified in its entirety by reference to the complete text of the Transaction Agreement, which is included as Annex A to this proxy statement and is incorporated herein by reference in its entirety. This summary is not intended to provide you with any other factual information about Centessa, Lilly or Purchaser. You are urged to read the Transaction Agreement carefully and in its entirety, as well as this proxy statement before making any decisions regarding the Transactions.

The Transaction Agreement contains representations and warranties by each of Centessa, Lilly and Purchaser as the parties to the Transaction Agreement. These representations and warranties have been made solely for the benefit of the parties to the Transaction Agreement, have been made only for purposes of the Transaction Agreement, have been qualified by certain documents filed with, or furnished to, the SEC by Centessa, have been qualified by confidential disclosures made to Lilly and Purchaser in connection with the Transaction Agreement, are subject to materiality qualifications contained in the Transaction Agreement that may differ from what may be viewed as material by investors, were made only as of March 31, 2026 or such other date as is specified in the Transaction Agreement and have been included in the Transaction Agreement for the purpose of allocating risk between Centessa, on the one hand, and Lilly and Purchaser, on the other hand, rather than establishing matters as facts.

You should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of Centessa, Lilly, Purchaser or any of their respective affiliates or businesses. Moreover, information concerning the subject matter of the representations and warranties may change after March 31, 2026, which subsequent information may or may not be fully reflected in Centessa’s or Lilly’s public disclosures. Accordingly, the representations and warranties and other provisions of the Transaction Agreement should not be read alone but instead should be read together with the information provided elsewhere in this proxy statement and in the documents incorporated by reference into this proxy statement. See “Where You Can Find More Information.”

Structure of the Transactions

The Transaction Agreement provides that, subject to the satisfaction or waiver of the conditions to the completion of the Transactions, upon and with effect from the Effective Time, Purchaser (or, at Lilly’s election, its nominee(s) or, in respect of the Depositary Shares, the DR Nominee) will acquire the Scheme Shares pursuant to the Scheme of Arrangement.

Closing and Effective Time

Unless otherwise mutually agreed in writing between Lilly and Centessa, the Closing of the Transactions will take place, as promptly as practicable (and in any event within two Business Days) after satisfaction or (to the extent permitted by applicable law) waiver of the conditions to the completion of the Transactions (excluding conditions that, by their terms, cannot be satisfied until the Closing, but subject to the satisfaction or (to the extent permitted by applicable law) waiver of such conditions at the Closing). The date on which the Closing actually occurs is referred to as the “Closing Date.”

The Scheme of Arrangement will become effective upon delivery by Centessa of the Court Order to the Registrar of Companies in England and Wales for registration.

Scheme Deliverables to the Company Shareholders

At the Effective Time, the Scheme Shares (including the Depositary Shares) will be transferred from the Scheme Shareholders to Purchaser (or, at Lilly’s election, its nominee(s) or, in respect of the Depositary Shares, the DR

Nominee) in accordance with the Transaction Agreement and the Scheme of Arrangement (and without any action by the Scheme Shareholders), and the Scheme Shareholders shall cease to have any rights with respect to the Scheme Shares, except their rights, in accordance with the terms of the Scheme of Arrangement, to receive, in exchange for each Scheme Share so transferred, (i) the Cash Consideration of $38.00 in cash, without interest, plus (ii) one CVR, which will represent the right to receive the Milestone Payments, if any, at the times and subject to the terms and conditions provided for in the CVR Agreement, in cash, without interest, in each case, subject to the terms and conditions set forth in the Transaction Agreement, the CVR Agreement and the Scheme of Arrangement, and less any applicable withholding taxes. We refer to the aggregate consideration per Scheme Share as the “Transaction Consideration.”

For the avoidance of doubt, the parties acknowledge that, although the holders of Company ADSs are not Scheme Shareholders by virtue of their holdings of Company ADSs, the Depositary Shares are Scheme Shares to be transferred pursuant to the Scheme of Arrangement and accordingly, immediately following the Effective Time and as an indirect consequence of the Scheme of Arrangement, the holders of Company ADSs shall cease to have any rights with respect to the Company ADSs, except for the right to receive, in respect of each Company ADS, (i) the ADS Cash Consideration of $38.00 in cash, without interest, plus (ii) one CVR, which will represent the right to receive the Milestone Payments, if any, at the times and subject to the terms and conditions provided for in the CVR Agreement, in cash, without interest, in each case, subject to the terms and conditions set forth in the Transaction Agreement, the CVR Agreement, the Scheme of Arrangement and the Deposit Agreement and less any applicable withholding taxes. We refer to the aggregate consideration per Company ADS as the “ADS Transaction Consideration.”

If, between March 31, 2026 and the Effective Time, the outstanding Company Shares are changed to, or exchanged for, a different number or class of shares or securities by reason of any stock dividend, bonus issue, scrip dividend, subdivision, reorganization, merger, consolidation, reclassification, redesignation, recapitalization, share split, reverse share split, combination or exchange of shares, or a stock or scrip dividend will be declared with a record date within such period or any similar event occurs (or if the number of Company Shares represented by each Company ADS is changed pursuant to the Deposit Agreement), then the amount of the Transaction Consideration (or the ADS Transaction Consideration) will be appropriately adjusted to provide to Purchaser and the Scheme Shareholders (or the Company ADS holders) the same economic effect as contemplated by the Transaction Agreement prior to such event.

Treatment of Company Equity Awards and the Company ESPP

Company Stock Options. At the Effective Time, each Company Stock Option having an exercise price less than the Closing Amount, which we refer to as a Company Cash-Out Stock Option, that is outstanding immediately prior to the Effective Time, whether or not vested, will be canceled, and, in exchange therefor, the holder of such canceled Company Cash-Out Stock Option will be entitled to receive (without interest), in consideration of the cancellation of such Company Cash-Out Stock Option (A) an amount in cash (less applicable withholding taxes pursuant to the Transaction Agreement) equal to the product of (1) the total number of Company Shares subject to such Company Cash-Out Stock Option immediately prior to the Effective Time multiplied by (2) the excess, if any, of the Closing Amount over the applicable exercise price per Company Share under such Company Cash-Out Stock Option and (B) one CVR for each Company Share subject to such Company Cash-Out Stock Option immediately prior to the Effective Time (without regard to vesting). Each Company Stock Option having an exercise price that is equal to or greater than the Closing Amount, which we refer to as a Company Underwater Option, that is outstanding immediately prior to the Effective Time, to the extent not already vested, will become fully vested as of prior to the Effective Time, and the Company shall permit the holders of Company Underwater Options to exercise such Company Underwater Options prior to the Effective Time on a basis that allows the Company Shares acquired pursuant to such exercise to be treated as Scheme Shares at the Effective Time, with any Company Underwater Options that remain outstanding and unexercised as of the Effective Time cancelled for no consideration at the Effective Time, without any action on the part of Purchaser, Centessa or any other person.

Company RSUs. At the Effective Time, unless otherwise provided in the applicable award agreement, each Company RSU that is outstanding and unvested shall become immediately vested in full as of immediately prior to the Effective Time, and at the Effective Time, each Company RSU will be canceled, and, in exchange therefor, the holder of such canceled Company RSU will be entitled to receive (without interest), in consideration of the cancellation of such Company RSU, (A) an amount in cash (less applicable withholding taxes pursuant to the Transaction Agreement) equal to the product of (1) the total number of shares subject to such Company RSU immediately prior to the Effective Time, multiplied by (2) the Closing Amount and (B) one CVR for each Company Share subject to such Company RSU immediately prior to the Effective Time (without regard to vesting).

Company ESPP. The Company Board (or, if appropriate, the committee administering the Company ESPP) has passed such resolutions and will take all actions with respect to the Company ESPP that are necessary to provide that: (i) no new ESPP Offering Period will be authorized or commenced following entry into the Transaction Agreement unless and until the Transaction Agreement is terminated; and (ii) no further rights are granted under the Company ESPP after the Effective Time. Immediately prior to and effective as of the Effective Time (but subject to the consummation of the Transactions), Centessa will terminate the Company ESPP.

Exchange of Company Shares

Prior to the Closing, Lilly will appoint a Paying Agent and enter into a paying agent agreement with the Paying Agent on terms reasonably acceptable to Centessa. At or substantially concurrently with the Effective Time, Purchaser or Lilly will procure the deposit with the Paying Agent, for the benefit of the Scheme Shareholders, of cash in an amount sufficient to pay the aggregate amount of the Cash Consideration. No interest will be paid or will accrue for the benefit of Scheme Shareholders on the Cash Consideration.

Prior to the Closing, Centessa and Lilly will establish procedures with the Depositary that are reasonably acceptable to Centessa and Lilly such that (i) the Depositary, the Custodian or their respective nominees will promptly deliver the ADS Cash Consideration to each holder of a Company ADS (less applicable withholding taxes) and (ii) if reasonably practicable and to the extent permitted by applicable law, the aggregate Cash Consideration in respect of the Depositary Shares will be delivered directly by Purchaser or Lilly to the Depositary, the Custodian or their respective nominees rather than through the Paying Agent. If reasonably deemed necessary by the parties in furtherance of the establishment of such procedures, Centessa will enter into one or more amendments to the Deposit Agreement that are reasonably acceptable to the Depositary, Centessa and Lilly, and the parties will deliver any certificates and opinions of counsel reasonably requested by the Depositary in connection therewith. Lilly will bear all fees, charges and expenses that the Company ADS holders are required to bear under the Deposit Agreement in connection with the Transactions, the cancellation of the Company ADSs and the receipt of the ADS Transaction Consideration. No interest will be paid or accrued on any amount payable in respect of the Company ADSs.

Representations and Warranties

The Transaction Agreement contains representations and warranties by each of the parties to the Transaction Agreement. These representations and warranties have been made solely for the benefit of the other parties to the Transaction Agreement; have been made only for purposes of the Transaction Agreement; have been qualified by certain documents filed with, or furnished to, the SEC by Centessa; have been qualified by confidential disclosures made to Lilly and Purchaser in connection with the Transaction Agreement; are subject to materiality qualifications contained in the Transaction Agreement that may differ from what may be viewed as material by investors; were made only as of March 31, 2026 or such other date as is specified in the Transaction Agreement; and have been included in the Transaction Agreement for the purpose of allocating risk between Centessa, on the one hand, and Lilly and Purchaser, on the other hand, rather than establishing matters as facts.

The Transaction Agreement contains representations and warranties of Centessa, that relate to, among other things:

•	organization and qualification of Centessa and its subsidiaries;

•	corporate power and authority to enter into the Transaction Agreement, to perform its obligations thereunder and to consummate the Scheme of Arrangement and the Transactions;

•	shareholder voting requirements;

•	capital structure;

•

the absence of conflicts with, or violations of, organizational documents, the Deposit Agreement or applicable laws, and the absence of any violation or breach of, or defaults or consent requirements under, certain contracts, in each case arising out of the execution, delivery and performance by the parties of the Transaction Agreement and the consummation by the parties of the Transactions;

•

required regulatory filings or actions and authorizations, consents or approvals with the applicable governmental bodies and other persons in connection with the execution, delivery and performance by the parties of the Transaction Agreement and the consummation by the parties of the Transactions;

•	SEC filings and financial statements contained in those filings, systems of disclosure and internal controls;

•	the absence of certain undisclosed liabilities or obligations;

•	operation of business in all material respects in the ordinary course of business from September 30, 2025 through the date of the Transaction Agreement;

•	the absence of certain changes and events since September 30, 2025;

•	accuracy of information supplied or to be supplied for use in this proxy statement and Scheme Document Annex;

•	compliance with applicable laws and holding of required permits;

•	owned and leased tangible assets and real property;

•	tax matters;

•	material contracts and commitments;

•	intellectual property matters;

•	the absence of certain material litigation, claims and actions;

•	insurance policies issued in favor of Centessa or any of its subsidiaries;

•	employee compensation and benefits matters;

•	environmental matters;

•	employment and labor matters;

•

certain regulatory matters and compliance with health law and regulations of the applicable regulatory agencies that are applicable to Centessa and its product candidates and possession of necessary authorizations;

•	broker’s, finder’s, financial advisor’s or similar fees payable in connection with the Transactions;

•	the non-applicability of certain anti-takeover laws to the Transaction Agreement or any other transactions contemplated by the Transaction Agreement or the Scheme of Arrangement;

•	receipt of fairness opinions from Centerview Partners LLC and Jefferies LLC; and

•	certain affiliate transactions.

Certain of Centessa’s representations and warranties in the Transaction Agreement refer to, and are qualified by, the concept of “Company Material Adverse Effect.”

A “Company Material Adverse Effect” is defined in the Transaction Agreement to mean any change, effect, event, inaccuracy, occurrence or other matter that (x) would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, condition (financial or otherwise), assets and liabilities (taken as a whole), operations, or results of operations of Centessa and its subsidiaries, taken as a whole, or (y) prevents the ability of Centessa to consummate the Transactions on or before the Outside Date; however, for purposes of clause (x), any changes, effects, events, inaccuracies, occurrences, or other matters resulting from any of the following will not (either alone or in combination) be deemed to constitute a Company Material Adverse Effect and will be disregarded in determining whether a Company Material Adverse Effect has occurred or may, would or could reasonably be expected to occur:

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matters generally affecting the U.S. or foreign economies, financial or securities markets, or political, legislative, or regulatory conditions (including a government shutdown or executive orders by the President of the United States or similar actions by the leader of the applicable country or region), or the industry in which Centessa and its subsidiaries, taken as a whole, operate, except to the extent such matters have a materially disproportionate adverse effect on Centessa and its subsidiaries, taken as a whole, relative to the impact on other companies in the industry in which Centessa and its subsidiaries, taken as a whole, operate (in which case the incremental disproportionate impact or impacts may be taken into account in determining whether there has been a Company Material Adverse Effect);

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the announcement of the Transaction Agreement or the Transactions or the identity of Purchaser or any of its affiliates as the acquiror of Centessa (or any facts and circumstances concerning Purchaser or any of its affiliates), including the impact of any of the foregoing on the relationships, contractual or otherwise, of Centessa or any of its subsidiaries with employees, customers, investors, contractors, lenders, suppliers, vendors, clinical trial sites and investigators, partners, licensors, licensees, payors, governmental body or other third parties;

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any change in the market price or trading volume of the Company Shares or Company ADSs; however, this exception will not preclude a determination that a matter underlying such change has resulted in or contributed to a Company Material Adverse Effect unless excluded under another clause;

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acts of war or terrorism (including cyberattacks and computer hacking), national emergencies, natural disasters, force majeure events, weather or environmental events or health emergencies, including pandemics (including COVID-19) or epidemics (or the escalation or general worsening of any of the foregoing), except to the extent such matters have a materially disproportionate adverse effect on Centessa and its subsidiaries, taken as a whole, relative to the impact on other companies in the industry in which Centessa and its subsidiaries, taken as a whole, operate (in which case the incremental disproportionate impact or impacts may be taken into account in determining whether there has been a Company Material Adverse Effect);

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changes in laws or regulations, or the authoritative interpretations thereof, except to the extent such changes have a materially disproportionate adverse effect on Centessa and its subsidiaries, taken as a whole, relative to the impact on other companies in the industry in which Centessa and its subsidiaries, taken as a whole, operate (in which case the incremental disproportionate impact or impacts may be taken into account in determining whether there has been a Company Material Adverse Effect);

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the performance of the Transaction Agreement and the Transactions, including compliance with covenants set forth herein (excluding the requirement that Centessa and its subsidiaries operate in the ordinary course of business), or any action taken or omitted to be taken by Centessa or its subsidiaries at the express request or with the prior written consent of Lilly or Purchaser;

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any adverse safety event, adverse regulatory development or other adverse development relating to or affecting Centessa’s or its subsidiaries’ development activities, manufacturing process, preclinical studies or clinical trials (including the results thereof or data derived therefrom), product candidates (including the Products) or development timelines;

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any preclinical or clinical development or announcement that occurs in connection with, or approval by the FDA or another governmental body (or other preclinical or clinical regulatory developments), market entry or threatened market entry of, any product or product candidate competitive with any Product or product candidates of Centessa;

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any recommendations, statements, decision or other pronouncements made, published or proposed by professional medical organizations, payors, governmental body or representatives of any of the foregoing, or any panel or advisory body empowered or appointed thereby, relating to any Product or product candidates of Centessa or any product or product candidate competitive with or related to any Product or product candidates of Centessa;

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the initiation or settlement of any legal proceedings commenced by or involving (i) any governmental body in connection with the Transaction Agreement or the Transactions or (ii) any holder of Company Shares or Company ADS (on their own or on behalf of Centessa or its subsidiaries) arising out of or related to the Transaction Agreement or the Transactions;

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matters expressly disclosed by Centessa in confidential disclosures made to Lilly and Purchaser in connection with the Transaction Agreement or in Centessa’s SEC filings solely to the extent the effects or consequences thereof were known or reasonably foreseeable by Lilly; or

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any failure by Centessa to meet any internal or analyst projections or forecasts or estimates of revenues, earnings, or other financial metrics for any period, provided that this exception will not preclude a determination that a matter underlying such failure has resulted in or contributed to a Company Material Adverse Effect unless expressly excluded under another clause.

However, in the case of the exceptions laid out in the 7th, 8th and 9th bullets, (x) any such events or developments that arise from (i) fraud by Centessa or its subsidiaries, or (ii) the FDA or any other governmental body issuing one or more orders that impose a clinical hold on the investigation of cleminorexton (formerly ORX750), the result of which would reasonably be likely to result in a termination of, or delay of 12 months or more in dosing patients in, such investigation, or (y) to the extent a patient meets the criteria for Hy’s Law with respect to cleminorexton (formerly ORX750) or ORX142, such event or development resulting from clauses (x) or (y) may be taken into account in determining whether there has been a Company Material Adverse Effect.

In addition, the Transaction Agreement contains representations and warranties of Lilly and Purchaser that relate to, among other things:

•	organization and corporate power to conduct its respective business;

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corporate power and authority to enter into the Transaction Agreement and the CVR Agreement, to perform their respective obligations thereunder and to consummate the Scheme of Arrangement and the Transactions;

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the absence of conflicts with, or violations of, organizational documents or applicable laws, in each case arising out of the execution, delivery and performance by the parties of the Transaction Agreement, the CVR Agreement and the consummation by the parties of the Transactions contemplated thereby;

•	accuracy of information supplied or to be supplied for use in this proxy statement and Scheme Document Annex;

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required regulatory filings or actions and authorizations, consents or approvals with the applicable governmental bodies and other persons in connection with the execution, delivery and performance by the parties of the Transaction Agreement and the consummation by the parties of the Transactions;

•	the absence of certain material litigation, claims and actions;

•	broker’s, finder’s, financial advisor’s or similar fees payable in connection with the Transactions;

•	operations of Purchaser;

•	ownership of Company Shares by Lilly or Purchaser;

•	no stockholder consent by Lilly required;

•	Lilly and Purchaser’s sufficiency of funds for the satisfaction of all of Lilly’s and Purchaser’s obligations under the Transaction Agreement;

•	scope of investigation by Lilly and Purchaser of Centessa;

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disclosure of arrangements or agreements between Lilly, Purchaser or any of their respective affiliates, on the one hand, and any member of the Company Board, officer or employee of Centessa on the other hand; and

•	Lilly’s investment intention with respect to the acquisition of Scheme Shares.

Certain of Lilly’s and Purchaser’s representations and warranties in the Transaction Agreement refer to, and are qualified by, the concept of “Parent Material Adverse Effect.” “Parent Material Adverse Effect” means any change, effect, event, inaccuracy, occurrence, or other matter that has a material adverse effect on the ability of Lilly or Purchaser to timely perform its obligations under the Transaction Agreement or to timeline consummate the Transactions.

Covenants Regarding Conduct of Business by Centessa Pending the Effective Time

Interim Operating Covenants

Except (i) as set forth in the confidential disclosures made to Lilly and Purchaser in connection with the Transaction Agreement, (ii) as required by applicable law, (iii) as expressly required or permitted by the Transaction Agreement or (iv) as undertaken with Lilly’s prior written consent (which consent may not be unreasonably delayed, withheld or conditioned), from March 31, 2026 until the earlier of the Effective Time or the date the Transaction Agreement is terminated, Centessa will, and will cause its subsidiaries to, use commercially reasonable efforts to (a) carry on its business in all material respects in the ordinary course of business, (b) preserve intact its current business organization and keep available the services of its current officers, employees and consultants and (c) preserve its relationships with customers, suppliers, partners, licensors, licensees, distributors, governmental bodies and any others having business dealings with it with the intention that its goodwill and ongoing business will not be materially impaired on the Closing Date.

During the same period, Centessa has also agreed (subject to exemptions (i), (ii), (iii) and (iv) listed in the preceding paragraph) not to:

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authorize, declare, set aside or pay any dividends on or make other distributions (whether in cash, stock or property) in respect of any of its securities, including Company ADSs, except for dividends or distributions by a wholly owned subsidiary of Centessa to Centessa or another wholly owned subsidiary of Centessa;

•	directly or indirectly redeem, repurchase, split, combine, subdivide or otherwise acquire or reclassify any of its securities, including Company ADSs, subject to certain exceptions;

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issue, sell, pledge, dispose of or otherwise encumber, or authorize the issuance, sale, pledge, disposition or other encumbrance of, any of its securities or any equity interests in its subsidiaries or securities convertible into or exchangeable for such securities or equity interests, or issue or grant any equity interests, equity awards or other securities of Centessa or one of its subsidiaries, except for (A) issuances of Company Shares or Company ADSs, as applicable, issued upon the exercise of Centessa stock options or the settlement of Company RSUs, in either case with respect to equity awards outstanding as of March 31, 2026 or issued in accordance with the Transaction Agreement, (B) Company Shares issued on the surrender or cancellation of Company ADSs pursuant to the Deposit Agreement, or (C) transactions solely between Centessa and a wholly owned subsidiary of Centessa or solely between wholly owned subsidiaries of Centessa;

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except as required by the terms of a Company Plan as in effect as of March 31, 2026 and disclosed to Lilly, (A) increase or decrease the wages, salary or other compensation or benefits with respect to any of Centessa’s or its subsidiaries’ officers, directors, employees or other individual service providers, (B) pay or award, or commit to pay or award, any cash or equity or equity-based incentive awards, bonuses, commissions or other incentive compensation, retention, change in control or transaction payments or benefits, or severance or separation payments or benefits, (C) accelerate any rights or benefits, or the vesting or funding of any payments or benefits, under any Company Plan (or any plan, program, arrangement, practice, policy or agreement that would be a Company Plan if in effect on March 31, 2026), (D) establish, adopt, enter into, modify, amend in any material respect or terminate any Company Plan (or any plan, program, arrangement, practice, policy or agreement that would be a Company Plan if in effect on March 31, 2026), (E) hire, engage, promote, terminate (without cause), furlough, or temporarily layoff, any employee with annual base cash compensation in excess of $275,000 or any individual independent contractor or consultant with annual base cash compensation in excess of $175,000 or (F) implement or announce any employee layoffs, reductions in force, or furloughs;

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waive or release any noncompetition, nonsolicitation, nondisclosure, noninterference, nondisparagement, or other restrictive covenant obligation of any current or former employee or independent contractor;

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amend, or propose to amend, its organizational documents (including by merger, consolidation or otherwise) or the Deposit Agreement or adopt a shareholders’ rights plan, or enter into any agreement with respect to the voting of any of its securities (other than the Voting Agreements);

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effect a recapitalization, reclassification of shares, stock split, reverse stock split or similar transaction or authorize the issuance of any other securities in respect of, in lieu of, or in substitution for shares of any of its securities;

•	adopt a plan or agreement of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of Centessa or any of its subsidiaries;

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subject to the 12th bullet below, make any capital expenditures that are in the aggregate in excess of $250,000 above amounts indicated in the capital expenditure budget set forth in Centessa’s confidential disclosures made to Lilly and Purchaser in connection with the Transaction Agreement;

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acquire or agree to acquire (by merger, consolidation or acquisition of stock or assets or otherwise) any other person, by purchase of stock, securities or assets, or enter into any joint venture, partnership, strategic alliance, limited liability company or similar arrangement with any third person in any one transaction or series of related transactions, subject to certain exceptions;

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(A) incur, assume, become liable for, or materially modify the terms of (including by extending the maturity date thereof) any indebtedness, renew or extend any existing credit or loan arrangements, enter into any “keep well” or other agreement to maintain any financial condition of another person, issue or sell any debt securities or warrants or other rights to acquire any debt securities of Centessa or its subsidiaries, or enter into any agreement or arrangement having the economic effect of any of the foregoing, (B) make any loans or advances to any other person (other than intra-company loans in the ordinary course of business and advances to directors, officers, employees and other service providers for business and travel expenses in the ordinary course of business or pursuant to existing indemnification agreements), (C) make any capital contributions to, or investments in, any other person (other than investments in marketable securities and capital contributions to any of Centessa’s subsidiaries made in the ordinary course of business) or (D) repurchase, prepay, refinance or otherwise reduce or materially change the commitments of any indebtedness, in each case, in an amount greater than $200,000;

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sell, transfer, license, assign, mortgage, encumber, lease (as lessor), subject to any lien (other than permitted liens) or otherwise abandon, withdraw or dispose of, in a single transaction or a series of related transactions, any tangible assets with a fair market value in excess of $500,000 in the aggregate;

•	sell, assign, license or otherwise encumber (other than permitted liens) or transfer any of Centessa’s intellectual property, subject to certain exceptions;

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abandon, cancel, fail to renew or permit to lapse any of material registered intellectual property owned by Centessa or its subsidiaries or where Centessa or its subsidiaries controls the filing and prosecution thereof, subject to certain exceptions;

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disclose to any third party any material trade secret included in Centessa’s intellectual property other than pursuant to a non-disclosure agreement restricting the disclosure and use of such trade secret, subject to certain exceptions;

•	commence, pay, discharge, settle, compromise or satisfy any litigation that is unrelated to the Transactions, other than solely for monetary consideration not to exceed $1,000,000;

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change its fiscal year, revalue any of its material assets or change any of its material financial, actuarial, reserving or tax accounting methods or practices in any respect, except as required by GAAP or other applicable laws;

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(A) make (other than in the ordinary course of business consistent with past practice, which does not include any entity classification elections), change or revoke any tax election, (B) file any amended tax return, (C) enter into any “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or non-U.S. law), tax allocation agreement or tax sharing agreement (other than any commercial agreement entered into in the ordinary course of business that does not relate primarily to taxes) or any other agreement with any tax authority relating to or affecting any tax liability, (D) extend or waive the application of any statute of limitations regarding the assessment or collection of any tax, (E) make any election under Section 174 or 174A of the Code (or any corresponding or similar provision of state, local or non-U.S. law) to materially accelerate any tax deduction or amortization, (F) fail to timely file any material tax return in a manner inconsistent with past practices or (G) settle or compromise any tax liability or tax refund claim (other than by reason of passage of time);

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waive, release, exercise or assign any material rights or claims under, or enter into, renew, materially amend, materially modify, exercise any material options or material rights of first offer or refusal under or terminate, certain of Centessa’s contracts, subject to certain exceptions;

•	voluntarily abandon, withdraw, terminate, suspend, abrogate, amend or modify in any material respect any material permits or regulatory authorizations;

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enter into a research or collaboration arrangement (except for certain routine services contracts) that contemplates payments by or to Centessa or its subsidiaries in excess of $500,000 in any 12 month period;

•	amend, cancel or terminate any material insurance policy naming Centessa or its subsidiaries as an insured, a beneficiary or a loss payable payee without obtaining substitute insurance coverage;

•	enter into any new material line of business;

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(A) commence any clinical study of which Lilly has not been informed prior to the date of the Transaction Agreement, (B) unless mandated by any governmental body, discontinue, terminate, suspend or materially modify (including a material acceleration or delay thereof) any ongoing clinical study, (C) unless mandated by any governmental body, discontinue, terminate, suspend or materially modify (including a material acceleration or delay thereof) any ongoing preclinical study without first consulting with Lilly in good faith, (D) initiate or commence a chemistry, manufacturing, and controls campaign or process for which Lilly has not been informed of prior to the date of the Transaction Agreement or (E) unless mandated by any governmental body, release or disclose publicly any information on the outcomes of any ongoing clinical or preclinical study without first providing Lilly with the proposed disclosure and a reasonable opportunity to review and comment thereon, which Centessa will consider in good faith;

•	enter into certain affiliate transactions;

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convene any regular or special meeting (or any adjournment or postponement thereof) of the Company Shareholders other than, to the extent required by applicable law or an order of a court of competent jurisdiction, an annual meeting of Company Shareholders for purposes of election of directors, ratification of Centessa’s auditors and other routine matters; or

•	authorize, agree or commit to take any of the actions described in each of the clauses above.

Acquisition Proposals

Centessa agreed that, until the earlier to occur of the Effective Time and the termination of the Transaction Agreement in accordance with its terms, it will not, and will cause its directors and officers not to, and will instruct its other representatives not to:

•

directly or indirectly initiate, solicit or knowingly encourage or knowingly facilitate (including by way of providing information) any inquiries, proposals or offers, or the making of any submission or announcement of any inquiry, proposal or offer that constitutes or would reasonably be expected to lead to any Acquisition Proposal (as defined below);

•	directly or indirectly engage in, enter into or participate in any discussions or negotiations with any person with respect to any Acquisition Proposal; or

•

provide any non-public information to, or afford access to the business, properties, assets, books or records of Centessa and its subsidiaries to, any person (other than Lilly, Purchaser or any designees of Lilly or Purchaser) in connection with any Acquisition Proposal.

Further, Centessa agreed that it will, and will cause its directors and officers to, and will instruct its other representatives to, (i) immediately cease any solicitation, discussions or negotiations with any person (other than Lilly, Purchaser or any designees of Lilly or Purchaser) with respect to any Acquisition Proposal, (ii) as soon as reasonably practicable, request in writing the prompt return or destruction of all confidential information provided by or on behalf of Centessa or its subsidiaries to any such person and (iii) as soon as reasonably practicable, terminate access to any data rooms relating to a possible Acquisition Proposal. Notwithstanding the foregoing, Centessa and its Representatives may, solely in response to an inquiry or proposal that did not result from a material breach of the Transaction Agreement, seek to clarify and understand the terms and conditions of any inquiry or proposal made by any person solely if and to the extent necessary to determine whether such inquiry or proposal constitutes or would reasonably be expected to lead to an Acquisition Proposal and inform such person that has made, or to the knowledge of Centessa, is considering making an Acquisition Proposal of the terms of the Transaction Agreement regarding Acquisition Proposals.

Notwithstanding any provision of the Transaction Agreement, if at any time following the date of the Transaction Agreement and prior to the receipt of the Company Shareholder Approvals (i) Centessa has received a written Acquisition Proposal that did not, directly or indirectly, result from a material breach of its non-solicit obligations pursuant to the Transaction Agreement and (ii) the Company Board or a committee thereof determines in good faith, after consultation with outside counsel and a financial advisor, that such Acquisition Proposal constitutes or is reasonably likely to lead to or result in a Superior Proposal (as defined below), then Centessa may (A) furnish information with respect to Centessa to the person making such Acquisition Proposal and its Representatives and (B) participate in discussions or negotiations with such person and its Representatives regarding such Acquisition Proposal; however, Centessa may only take the actions described in the foregoing clauses (A) or (B) if the Company Board determines in good faith, after consultation with outside counsel, that the failure to take any such action would be, or would reasonably be expected to be, inconsistent with its fiduciary duties under applicable law; and provided further that, (x) Centessa will not, and will instruct its representatives not to, disclose any material non-public information to such person unless Centessa has, or first enters into, a confidentiality agreement with such person with terms governing confidentiality that, taken as a whole, are not materially less restrictive or materially more favorable to the other person than those contained in the Confidentiality Agreement (as defined in the Transaction Agreement), and does not prohibit Centessa from providing any information to Lilly in accordance with its non-solicitation obligations pursuant to the Transaction Agreement or otherwise prohibit Centessa from complying with its non-solicitation obligations pursuant to the Transaction Agreement and (y) Centessa will, concurrently or as promptly as reasonably practicable thereafter, and in any event within one Business Day, provide or make available to Lilly any material non-public information concerning Centessa provided or made available to such other person that was not previously provided or made available to Lilly and Purchaser.

Centessa will not, directly or indirectly, release any person from, or waive, amend or modify any provision of, or grant permission under or fail to enforce, any standstill provision in any agreement to which Centessa is a party; however, if the Company Board determines in good faith, after consultation with its outside counsel, that the failure to take such action would be, or would reasonably be expected to be, inconsistent with its fiduciary duties under applicable law, Centessa may waive any such standstill provision solely to the extent necessary to permit the applicable person (if such person has not been solicited in breach of Centessa’s non-solicitation obligations pursuant to the Transaction Agreement) to make, on a confidential basis to the Company Board, an Acquisition Proposal, conditioned upon such person agreeing that Centessa will not be prohibited from providing any information to Lilly in accordance with, and otherwise complying with, its non-solicitation obligations pursuant to the Transaction Agreement.

Centessa will promptly (and in any event within one Business Day) notify Lilly in writing of the receipt of any Acquisition Proposal, inquiry, request for information or other indication by any person that would reasonably be expected to lead to an Acquisition Proposal. Centessa will provide Lilly promptly (and in any event within one Business Day) the material terms and conditions of any such inquiry or Acquisition Proposal (including any subsequent material amendments, modifications or supplements thereto), together with copies of all material written proposals or offers related thereto, and the identity of the person making any such inquiry or Acquisition Proposal and will keep Lilly reasonably informed of any material developments regarding any Acquisition Proposal (including any material changes to the terms thereof).

Subject to the terms and conditions of the Transaction Agreement, the Company Board and each committee thereof will not approve or recommend, or propose publicly to approve or recommend, or authorize, cause or permit Centessa to enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, license agreement, merger agreement, joint venture agreement, partnership agreement, collaboration agreement, revenue-sharing agreement or similar definitive agreement (other than a confidentiality agreement that complies with the relevant provisions of the Transaction Agreement) relating to, or that would reasonably be expected to lead to, any Acquisition Proposal (an “Alternative Acquisition Agreement”) or take any of the following actions:

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the withdrawal, qualification or modification (in a manner adverse to Lilly or Purchaser) of the Company Board’s recommendation that holders of the Company Shares approve the Scheme of Arrangement at the Scheme Meeting and pass the Company Shareholder Resolution at the Company GM (the “Company Board Recommendation”) or the public announcement of any proposal to withdraw, qualify or modify (in a manner adverse to Lilly or Purchaser) the Company Board Recommendation (or any resolution or agreement to take any such action);

•

the failure by Centessa, within 10 Business Days of the commencement of a tender or exchange offer for Company Shares that constitutes an Acquisition Proposal by a person other than Lilly or any of its affiliates, to file a Schedule 14D-9 pursuant to Rule 14e-2 and Rule 14d-9 promulgated under the Exchange Act recommending that holders of the Company Shares reject such Acquisition Proposal and not tender any Company Shares into such tender or exchange offer;

•	the adoption, endorsement, approval or recommendation (or any public proposal with respect to the same) of any Acquisition Proposal (or any resolution or agreement to take such action);

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the failure to include the Company Board Recommendation in this proxy statement (including the Scheme Document Annex) when disseminated to holders of Company Shares pursuant to the terms of the Transaction Agreement;

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the communication by Centessa to the Court at the hearing to sanction the Scheme of Arrangement that the Company Board no longer supports the consummation of the Transactions or no longer wishes the Court to sanction the Scheme of Arrangement, or

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the failure by the Company Board or a committee thereof to publicly reaffirm the Company Board Recommendation within 10 Business Days of receiving a written request from Lilly to provide such public reaffirmation following receipt by Centessa of a publicly announced Acquisition Proposal; however, Lilly may deliver only one such request with respect to any single Acquisition Proposal (other than with respect to material amendments, modifications or supplements thereto) (any action described in the foregoing clauses being referred to herein as a “Change of Board Recommendation”).

Despite the foregoing and prior to the receipt of the Company Shareholder Approvals:

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Centessa may terminate the Transaction Agreement to enter into an Alternative Acquisition Agreement if (A) Centessa receives an Acquisition Proposal that did not, directly or indirectly, result from a material breach of its non-solicitation obligations pursuant to the Transaction Agreement, and that the Company Board or a committee thereof determines in good faith, after consultation with outside counsel, constitutes a Superior Proposal, (B) Centessa has notified Lilly in writing that it intends to terminate the Transaction Agreement to enter into an Alternative Acquisition Agreement, and (C) no earlier than the end of the Notice Period (as defined below), the Company Board or any committee thereof determines in good faith that such Acquisition Proposal continues to constitute a Superior Proposal and that the failure to terminate the Transaction Agreement would reasonably be expected to be inconsistent with its fiduciary duties under applicable law, after consultation with outside counsel and taking into consideration the terms of any proposed amendment or modification to the Transaction Agreement that Lilly has irrevocably committed to make during the Notice Period;

•

the Company Board or a committee thereof may make a Change of Board Recommendation if (A) Centessa receives an Acquisition Proposal that did not, directly or indirectly, result from a material breach of its non-solicitation obligations pursuant to Transaction Agreement, and the Company Board or a committee thereof determines in good faith, after consultation with outside counsel, that the Acquisition Proposal constitutes a Superior Proposal, (B) Centessa has notified Lilly in writing that it intends to effect a Change of Board Recommendation and (C) no earlier than the end of the Notice Period, the Company Board or a committee thereof determines in good faith that the failure to make a Change of Board Recommendation would reasonably be expected to be inconsistent with its fiduciary duties under applicable law and that such Acquisition Proposal continues to constitute a Superior Proposal, after consultation with outside counsel and taking into consideration the terms of any proposed amendment or modification to the Transaction Agreement that Lilly has irrevocably committed to make during the Notice Period; and

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other than in connection with an Acquisition Proposal, the Company Board or a committee thereof may make a Change of Board Recommendation in response to an Intervening Event (as defined below) if (A) Centessa has notified Lilly in writing that it intends to effect a Change of Board Recommendation and (B) no earlier than the end of the Notice Period, the Company Board or any committee thereof determines in good faith, after consultation with outside counsel and considering the terms of any proposed amendment or modification to the Transaction Agreement that Lilly has irrevocably committed to make during the Notice Period, that the failure to effect a Change of Board Recommendation in response to such Intervening Event would reasonably be expected to be inconsistent with its fiduciary duties under applicable law.

In the event the Transaction Agreement is terminated by Centessa in order to enter into an Alternative Acquisition Agreement in respect of such Superior Proposal, or upon a Change of Board Recommendation, Centessa will pay Lilly the termination fee described in “—Effect of Termination” below.

Nothing contained in the Transaction Agreement prohibits (i) the Company Board or a committee thereof from (A) taking and disclosing to holders of Company Shares a position contemplated by Rule 14e-2 or Rule 14d-9 promulgated under the Exchange Act or (B) making any public statement if the Company Board or a committee thereof determines, in good faith, after consultation with outside counsel, that the failure to make such statement would reasonably be expected to be inconsistent with its fiduciary duties under applicable law or (ii) Centessa or the Company Board from making any disclosure required under the Exchange Act; however, any such action that would otherwise constitute a Change of Board Recommendation will be made only in compliance with Centessa’s obligations pursuant to the Transaction Agreement (it being understood that: (x) any “stop, look and listen” letter or similar communication limited to the information described in Rule 14d-9(f) under the Exchange Act and (y) any disclosure of information to holders of Company Shares that only describes Centessa’s receipt of an Acquisition Proposal and the operation of the Transaction Agreement with respect thereto and contains a statement that the Company Board has not effected a Change of Board Recommendation, in each case, will be deemed not to be a Change of Board Recommendation).

The Transaction Agreement provides that “Acquisition Proposal” means any inquiry, offer or proposal made or renewed by a person or group (other than Lilly or Purchaser) relating to any (a) direct or indirect issuance, exchange, purchase or other acquisition (in each case, whether in a single transaction or a series of related transactions) by any person or group, whether from Centessa or any other person(s), of the Company Shares or other securities of Centessa representing more than 20% of the voting or equity securities of Centessa outstanding after giving effect to the consummation of such issuance, exchange, purchase or other acquisition, including pursuant to a tender offer or exchange offer by any person or group that, if consummated in accordance with its terms, would result in such person or group beneficially owning more than 20% of the voting or equity securities of Centessa outstanding after giving effect to the consummation of such tender or exchange offer; (b) direct or indirect purchase, exchange, transfer or other acquisition (including by license, partnership, collaboration, distribution, disposition or revenue sharing arrangement) (in each case, whether in a single transaction or a series of related transactions) by any person or group, or shareholders of any such person or group, of more than 20% of the consolidated total assets (including through the acquisition of stock in its subsidiaries, measured on a fair market value basis as of the date thereof) of Centessa and its subsidiaries, taken as a whole; or (c) merger, consolidation, business combination, recapitalization, reorganization, liquidation, dissolution or other transaction (in each case, whether in a single transaction or a series of related transactions) involving Centessa or its Subsidiaries pursuant to which any person or group, or shareholders of any such person or group (other than Centessa), would hold Company Shares or other Company Securities representing more than 20% of the voting or equity securities of Centessa outstanding after giving effect to the consummation of such transaction.

The Transaction Agreement provides that “Superior Proposal” means any written bona fide (as reasonably determined by the Company Board or a committee thereof in good faith) Acquisition Proposal received after the date of the Transaction Agreement that did not, directly or indirectly, result from a material breach of Centessa’s non-solicitation obligations pursuant to the Transaction Agreement (except (i) the references in the definition thereof to “20%” will be replaced by “50%” and (ii) a non-exclusive license or other non-exclusive rights with respect to an asset will not be deemed a purchase, exchange, transfer or other acquisition of such asset) that the Company Board or a committee thereof has determined in good faith, after consultation with outside counsel and its independent financial advisor, is superior to the Acquisition Proposal reflected in the Transaction Agreement, taking into account all of the terms and conditions (including all of the financial, regulatory, financing, timing, conditionality, legal and other terms, as well as the likelihood of consummation thereof) and all other aspects of such Acquisition Proposal (including any changes to the terms of the Transaction Agreement proposed by Lilly).

The Transaction Agreement provides that “Intervening Event” means a change, effect, event, circumstance, occurrence, or other matter material to Centessa that was not known to the Company Board or any committee thereof on the date of the Transaction Agreement (or if known, the consequences of which were not known to the Company Board or any committee thereof as of the date of the Transaction Agreement), which change, effect, event, circumstance, occurrence, or other matter, or any consequence thereof, becomes known to the Company Board or any committee thereof prior to the Effective Time; however, in no event will any Acquisition Proposal or any inquiry, offer, or proposal that constitutes or would reasonably be expected to lead to an Acquisition Proposal constitute an Intervening Event; and provided further, that, in no event will any of the following constitute an Intervening Event: (i) changes in the financial or securities markets or general economic or political conditions in the United States, (ii) changes (including changes of applicable law) or conditions generally affecting the industry in which Centessa and its subsidiaries, taken as a whole, operate, (iii) Centessa’s meeting or exceeding any internal or published budgets, projections, forecasts or predictions of financial performance for any period (provided that the underlying reasons for such changes may constitute or be taken into account in determining whether there has been an Intervening Event) or (iv) any change, effect, event, circumstance, occurrence, or other matter that occurs in connection with Centessa’s, or its subsidiaries’, their competitors’ or potential competitors’ preclinical or clinical studies or the results of, or data derived from, such studies or announcements thereof or in connection therewith, or approval by the FDA or any other governmental body (or other preclinical or clinical or regulatory developments), market entry or threatened market entry of any product competitive with any of Centessa’s Products.

The Transaction Agreement provides that “Notice Period” means the period beginning at 5:00 p.m., Eastern Time, on the day of delivery by Centessa to Lilly of a notice regarding an Acquisition Proposal delivered pursuant to the Transaction Agreement (even if such notice is delivered after 5:00 p.m., Eastern Time) and ending on the fourth Business Day thereafter at 5:00 p.m., Eastern Time; however, with respect to any material change in the financial terms of any Superior Proposal, the Notice Period will extend until 5:00 p.m., Eastern Time, on the second Business Day after delivery of such revised notice. During the Notice Period, if requested by Lilly, Centessa is obligated to negotiate in good faith with Lilly regarding potential changes to the Transaction Agreement in such a manner that would eliminate the need for a Change of Board Recommendation or termination of the Transaction Agreement in accordance with its terms (and in respect of a Superior Proposal, would cause such Superior Proposal to no longer constitute a Superior Proposal).

Other Covenants and Agreements

Further Action; Efforts

Prior to the Effective Time, subject to the terms and conditions of the Transaction Agreement and the Scheme of Arrangement, each party will use their reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws to consummate the Transactions as promptly as practicable and, in any event, by or before September 30, 2026 (the “Outside Date”), including to (i) make an appropriate filing of a notification and report form pursuant to the Hart-Scott-Rodino Improvements Act of 1976, as amended (the “HSR Act”), with respect to the Transactions as promptly as reasonably practicable and in any event prior to the expiration of any applicable legal deadline and (ii) supply as promptly as practicable any additional information and documentary material that may be requested pursuant to the HSR Act or any other applicable Antitrust Law (as defined below). Centessa and Lilly filed their notification and report forms under the HSR Act on April 21, 2026, and the 30-day waiting period is scheduled to expire at 11:59 p.m. Eastern Time on May 21, 2026.

Lilly, Purchaser and Centessa will consult and cooperate with one another, and consider in good faith the reasonable views of one another, in connection with, and provide to each other in advance, any analyses, appearances, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of such party in connection with proceedings under or relating to any Antitrust Laws. The parties will jointly direct, devise and implement the strategy to obtain any necessary approvals from, submit filings to, respond to any request from or inquiry or investigation by (including directing the timing, nature and substance of all responses), and will have the right to co-lead all meetings and communications with, any governmental body that has the authority to enforce any Antitrust Law, provided that the final determination as to the appropriate course of action will be made by Lilly. In addition, each of Lilly, Purchaser and Centessa will, and will cause each of their respective subsidiaries to, use its reasonable best efforts to:

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obtain any consents, clearances or approvals required under or in connection with the HSR Act, and any other federal, state or foreign law, regulation or decree designed to prohibit, restrict, or regulate actions for the purpose or effect of monopolization or restraint of trade or significant impediment of effective competition (collectively, “Antitrust Laws”) to enable all waiting periods under applicable Antitrust Laws to expire; and

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avoid or eliminate impediments under applicable Antitrust Laws asserted by any governmental body, in each case, to cause the Transactions to occur as promptly as practicable and, in any event, by or before the Outside Date, including (i) as promptly as reasonably practicable complying with any requests for additional information (including any second request) by any governmental body and (ii) contesting and defending any threatened or pending preliminary or permanent injunction or other order, or any claim or determination, decree, or ruling or statute, rule, regulation, or executive order that would adversely affect the ability of any Party to consummate the Transactions and taking other actions to prevent the entry, enactment, or promulgation thereof, it being understood that Lilly shall have the right control such litigation.

Lilly will pay all filing fees incurred by the parties in connection with any filings which may be required by such party to obtain clearance under any Antitrust Law for the consummation of the Transactions (other than, for the avoidance of doubt, fees and expenses of counsel or other advisors to Centessa). Notwithstanding anything to the contrary in the Transaction Agreement, neither Lilly nor any of its affiliates will have any obligation to offer, negotiate, commit to, or effect, by consent decree, hold separate order, or otherwise, the sale, divestiture, license, or other disposition of any or all of the capital stock, assets, equity holdings, rights, products, or businesses of Lilly or any of its subsidiaries (including, following the Effective Time, Centessa), or any other restrictions on the activities of Lilly or any of its subsidiaries (including, following the Effective Time, Centessa). In addition, Centessa will not offer or commit to take any of such actions without Lilly’s prior written consent, which includes taking or committing to take actions that limit Lilly or any of its subsidiaries (including, following the Effective Time, Centessa), as applicable, freedom of action with respect to, or their ability to retain, any of the businesses, employees or assets of Centessa and Lilly and its affiliates will not be required to commit to any provision (in any consent decree or otherwise) requiring the prior approval of a governmental body to engage, or agree not to engage in any present or future transaction involving Lilly or any of its affiliates. Lilly will not require Centessa to, and Centessa will not be required to, take any action with respect to any consent decree, hold separate order or other applicable law that binds Centessa prior to the Effective Time. Neither Lilly nor Centessa will enter into any agreement with a governmental body not to consummate or to delay consummation of the Transactions without the prior written consent of the other party to the extent permissible by law, provided that Lilly will be permitted, without Centessa’s consent (it being understood that Lilly may exercise this right only one time) to withdraw their filing under the HSR Act in connection with the Transactions and promptly refile the notification and report forms within two Business Days (as required by the HSR Act) with respect to the Transactions.

Furthermore, from March 31, 2026 through June 29, 2026, Lilly will not, and will cause its subsidiaries and affiliates not to, acquire or agree to acquire a majority of the equity interests of, or all or substantially all assets of, any persons or divisions thereof (through acquisition, license, joint venture, collaboration or otherwise), or the exclusive license of the commercial rights of an asset, if such an acquisition or license (i) involves an orexin-2 or sodium oxybate asset or program in clinical development, and (ii) would reasonably be expected to materially delay or prevent the receipt of any authorizations, consents, orders, declarations or approvals of any governmental authority necessary to close the Transactions.

Lilly, Purchaser and Centessa will use their commercially reasonable efforts to obtain any third-party consents, approvals or waivers with respect to any contract to which it is a party as may be necessary for the consummation of the Transactions; however, Centessa will not be required to pay, prior to the Effective Time, any fee, penalty or other consideration, or make any other accommodation, to any third party to obtain any consent, approval or waiver required with respect to any such contract.

Efforts to Implement the Scheme of Arrangement

In order to implement the Scheme of Arrangement, Centessa has agreed to, among other matters:

•	cooperate with Lilly in the preparation of this proxy statement;

•	cooperate with Lilly in the preparation of any documents to be submitted to the Court in connection with the Scheme of Arrangement; and

•	make all necessary applications to the Court in connection with the implementation of the Scheme of Arrangement as promptly as reasonably practicable.

Centessa will also otherwise generally use reasonable best efforts to cooperate in good faith, and procure that its subsidiaries and its and their respective representatives cooperate in good faith, with Lilly and Purchaser and their respective representatives in preparing the documentation for the Company Shareholder Meetings and Court hearings, convening and holding the Company Shareholder Meetings and obtaining the sanction of the Court of the Scheme of Arrangement, and Lilly and Purchaser are subject to a similar reciprocal obligation.

Centessa has agreed to hold the Scheme Meeting and the Company GM as soon as reasonably practicable after March 31, 2026 (and to use commercially reasonable efforts to hold such meetings no later than fifty calendar days after the mailing of this proxy statement) and, unless the Company Board has effected a Change of Board Recommendation, to use its reasonable best efforts to solicit and obtain the Company Shareholder Approvals, including by engaging a proxy solicitor if requested by Lilly or Purchaser to assist in obtaining the Company Shareholder Approvals.

Notwithstanding the foregoing obligations, and except as required by applicable law or the Court, Centessa may not postpone or adjourn the Scheme Meeting or the Company GM without Purchaser’s prior written consent, provided however, that Centessa may, without the consent of Lilly and only in accordance with Centessa’s organizational documents, applicable law and, if relevant, the consent of the Court, and will, at the request of Lilly, in respect of the last two bullet points below, adjourn or postpone the Scheme Meeting and/or the Company GM:

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in the case of adjournment, if requested by the Company Shareholders (on a poll) to do so, provided that the adjournment resolution was not proposed, procured or instigated by or on behalf of Centessa or any of its representatives;

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if necessary to ensure that any required supplement or amendment to this proxy statement or Scheme Document Annex is provided to the Company Shareholders with such postponement or adjournment to extend for no longer than the period that the Company Board determines in good faith (after consulting with outside counsel) is advisable to give the Company Shareholders sufficient time to evaluate such disclosure or information so provided or disseminated (except that no such postponement or adjournment under this clause may be to a date that is after the 10th Business Day after the date of such disclosure or dissemination unless required by applicable law);

•	if, as of the time for which the Scheme Meeting or the Company GM is scheduled (as set forth in the Scheme Document Annex), there are insufficient Company Shares or Scheme Shares (as applicable)

represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Scheme Meeting or the Company GM, but only until a meeting can be held at which there are a sufficient number of Company Shares or Scheme Shares (as applicable) represented to constitute a quorum; or

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to solicit additional proxies for the purpose of obtaining the Company Shareholder Approvals, but only until a meeting can be held at which there are a sufficient number of votes of the Company Shareholders or Scheme Shareholders (as applicable) to obtain the relevant Company Shareholder Approvals.

No postponement or adjournment pursuant to the last two bullets above may be for a period of more than 10 Business Days on any single occasion or, on any occasion, to a date after the earlier of (i) 20 Business Days after the date on which the Scheme Meeting or the Company GM were originally scheduled, as applicable, and (ii) 15 Business Days before the Outside Date.

Access to Information; Confidentiality

From March 31, 2026 until the earlier to occur of the Effective Time and the termination of the Transaction Agreement in accordance with its terms, Centessa will, and will cause its subsidiaries to, (i) upon reasonable advance notice, (A) give Lilly and Purchaser and their respective representatives reasonable access during normal business hours, to relevant employees and facilities and to relevant books, contracts and records of Centessa and its subsidiaries, (B) permit Lilly and Purchaser to make such non-invasive inspections as they may reasonably request and (C) cause its officers to furnish Lilly and Purchaser with such financial and operating data and other information with respect to the business, properties and personnel of Centessa and its subsidiaries as Lilly or Purchaser may from time to time reasonably request, in each case of clauses (A) – (C), solely for the purpose of effectuating the Transactions and any planning for post-Closing integration, and (ii) reasonably promptly notify Lilly of any correspondence from a governmental body relating to Centessa’s pre-clinical studies or clinical trials.

Notwithstanding the foregoing, nothing in the Transaction Agreement requires Centessa to permit any inspection, or to disclose any information, that in the reasonable judgment of Centessa would (i) violate any of its or its affiliates’ respective obligations with respect to confidentiality, (ii) result in a violation of applicable law or (iii) result in loss of legal protection, including the attorney-client privilege and work product doctrine; however, Centessa will use its reasonable best efforts to obtain any required consents for the disclosure of such information and take such other reasonable action (including entering into a joint defense agreement or similar arrangement to avoid loss of attorney-client privilege) with respect to such information as is necessary to permit disclosure to Lilly without (x) jeopardizing such attorney-client privilege or work product doctrine or (y) violating applicable law or any of Centessa’s or its affiliates’ respective obligations with respect to confidentiality, as applicable.

Directors’ and Officers’ Indemnification and Insurance

To the extent permitted by applicable law, Lilly and Purchaser will cause Centessa’s articles of association and the organizational documents of Centessa’s subsidiaries to contain provisions no less favorable with respect to indemnification, advancement of expenses and exculpation from liabilities of present and former directors, officers and employees of Centessa and its subsidiaries than are currently provided in Centessa’s organizational documents and the organizational documents of Centessa’s subsidiaries, which provisions will not be amended, repealed or otherwise modified in any manner that would adversely affect the rights thereunder of any such individuals until six years from the Effective Time, and in the event that any action is pending or asserted or any claim made during such period, until the disposition of any such action or claim, unless such amendment, modification or repeal is required by applicable law, in which case Lilly will, and will cause Centessa to, make such changes to such organizational documents as to have the least adverse effect on the rights of such individuals.

Lilly will cause Centessa to indemnify and hold harmless each present (as of the Effective Time) or former director or officer of Centessa and its subsidiaries (together with each such person’s heirs, executors, administrators or affiliates, an “Indemnified Party”) against all obligations to pay a judgment, settlement or penalty and reasonable expenses incurred in connection with any pending, threatened or actual action, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal arising out of the fact that the Indemnified Party is or was an officer, director, employee, affiliate, fiduciary, or agent of Centessa, its subsidiaries or of another entity if such service was at the request of Centessa (whether asserted or claimed prior to, at, or after the Effective Time) to the fullest extent permitted under applicable law. Centessa may, following good faith consultation with Lilly and, if requested by Lilly, utilizing a broker of Lilly’s choice which is of similar reputation and standing as Centessa’s broker, purchase a six-year “tail” prepaid policy (effective from the Effective Time) on the directors’ and officers’ liability insurance policies maintained at such time by Centessa with respect to claims arising from facts or events that existed or occurred prior to or at the Effective Time and which contains coverage that is at least as protective to such directors and officers as the coverage provided by such existing policies; however, the aggregate premium for such tail policy may not be in excess of 300% of the last annual premium paid prior to the Effective Time. Lilly will cause such policy to be maintained in full force and effect for its full term, and cause all obligations thereunder to be honored by Centessa; however, neither Lilly nor Centessa will be required to pay an aggregate premium for such insurance policies in excess of 300% of the last annual premium paid by Centessa for such coverage; however, if the aggregate premium of such insurance exceeds such amount, Centessa will be obligated to obtain the maximum amount of coverage available for such amount. In addition, if Centessa (or its successors or assigns) consolidate with or merge into any other entity or transfer all or a majority of its properties and assets, Lilly will make proper provisions so that the successors or assigns of Centessa assume these indemnification obligations.

Employee Matters

Lilly will, and will cause Centessa to, for a 12 months following the Closing Date (or, if earlier, until the termination date of a Current Employee, as defined below), provide each individual employed by Centessa or its subsidiaries at the Effective Time (each, a “Current Employee”), to the extent they continue to be employed by Lilly or Centessa: (i) total base compensation or base hourly wage (as applicable) and target annual cash incentive compensation opportunity (excluding, for the avoidance of doubt, any long-term incentive or equity or equity-based opportunities) at least as favorable, in the aggregate, for each such Current Employee, as the total base compensation or base hourly wage rate (as applicable) and target cash annual incentive opportunity provided by Centessa to the Current Employee as of immediately prior to the Effective Time (subject to the same exclusions); and (ii) employee benefits that are substantially comparable in the aggregate to those benefits maintained for and provided to the Current Employees under the Company Plans (as defined in the Transaction Agreement) listed in the confidential disclosures made to Lilly and Purchaser in connection with the Transaction Agreement (excluding cash incentive opportunities, severance, equity and equity-based awards, long-term incentive, retention, change in control-related payments or benefits, nonqualified deferred compensation, defined benefit plan and post-employment or retiree welfare benefits, collectively, the “Excluded Benefits”) and in effect as of immediately prior to the Effective Time (or, to the extent a Current Employee becomes covered by an employee benefit plan or program of Lilly (or one of its affiliates other than Centessa) during such period, employee benefits at least as favorable (other than the Excluded Benefits) as those maintained for and provided to similarly situated employees of Lilly (or its relevant affiliate)).

Lilly will, and will cause to be provided, for one year following the Effective Time, to each Current Employee who suffers a termination of employment under circumstances that would have given the Current Employee a right to severance payments and benefits under any Company Plan listed in the confidential disclosures made to Lilly and Purchaser in connection with the Transaction Agreement and in effect immediately prior to the Closing Date with severance payments and benefits no less favorable than those that would have been provided to such Current Employee under such applicable Company Plan.

Lilly will, and will cause Centessa to, cause service rendered by each Current Employee to Centessa or its subsidiaries prior to the Effective Time to be taken into account with respect to only the employee benefit plans of Lilly and Centessa which provide benefits for vacation, paid time-off or 401(k) savings (and for the avoidance of doubt, not for any purpose under any Excluded Benefit), for purposes of determining eligibility to participate, level of benefits and vesting, in each case to the same extent and for the same purpose as such service was taken into account under the corresponding Company Plan immediately prior to the Effective Time; however, the foregoing will not apply to (i) the extent that its application would result in a duplication of benefits or compensation with respect to the same period of service, (ii) any benefit plan that is a frozen plan or that provides benefits to a grandfathered employee population or (iii) to the extent such service would not be credited to similarly situated employees of Lilly or its affiliates. Without limiting the generality of the foregoing, for the plan year in which the Effective Time occurs, Lilly will, or will cause Centessa to, use commercially reasonable efforts to waive for the Current Employees any eligibility requirements, waiting periods, actively-at-work requirements or pre-existing condition limitations under any health plan of Lilly or Centessa for any condition for which they would have been entitled to coverage under the corresponding Company Plan in which they participated immediately prior to the Effective Time.

If requested by Lilly, Centessa will, at least one day prior to the Effective Time, (i) adopt written resolutions (or take other necessary and appropriate actions) to terminate each Company Plan intended to be qualified under Section 401(a) of the Code (the “401(k) Plan”), (ii) cease all contributions to the 401(k) Plan for any compensation paid after such termination date, and (iii) fully vest all participants under the 401(k) Plan, with such termination, cessation and vesting to be effective no later than the day preceding the Effective Time.

No provision of the Transaction Agreement (i) prohibits Lilly, Purchaser or Centessa from amending, modifying or terminating any individual Company Plan or any other benefit or compensation plan, program, contract, agreement, policy or arrangement in a manner that does not conflict with or contravene the obligations of Lilly, Purchaser, Centessa or any of their respective affiliates under the employment and employee benefits matters provisions of the Transaction Agreement, (ii) requires Lilly, Purchaser or Centessa to keep any person employed or otherwise providing services for any period of time, (iii) constitutes or will be construed to constitute the establishment or adoption of, or amendment to, any Company Plan or any other benefit or compensation plan, program, contract, agreement, policy or arrangement or (iv) confers on any Current Employee or any other person (including any beneficiary or dependent thereof) not a party to the Transaction Agreement any third-party beneficiary or similar rights or remedies.

Tax Matters

Lilly and Centessa will provide (and will, in the case of Centessa, procure that its subsidiaries and its and their representatives will provide) such assistance and information as such other Party may reasonably request in connection with any matters relating to tax in respect of the Transactions and with respect to tax periods of Centessa and its subsidiaries, including in respect of any tax clearances or consents that any such Party may consider necessary or desirable in connection with the Transactions (including in connection with any United Kingdom stamp duty or stamp duty reserve tax). Centessa will, as soon as reasonably practicable after entry into the Transaction Agreement, apply for confirmation from His Majesty’s Revenue & Customs that the Court Order is not subject to United Kingdom stamp duty or stamp duty reserve tax. The failure of Centessa to obtain such confirmation will not constitute a breach of Centessa’s obligations under the Transaction Agreement.

Shareholder Litigation

Centessa will promptly notify Lilly of any actions or claims instituted against Centessa, its subsidiaries or any of their directors or officers, in each case, relating to the Transaction Agreement or the Transactions (each such item, “Shareholder Litigation”). Lilly will have the right to participate in the defense of any such Shareholder Litigation, Centessa will consult with Lilly (which advice Centessa will consider in good faith) regarding the defense of any such Shareholder Litigation, and Centessa will not settle or compromise any Shareholder Litigation without the prior written consent of Lilly (not to be unreasonably withheld, delayed or conditioned), subject to certain exceptions. Centessa will notify Lilly promptly of the commencement or written threat of any proceedings of which it has received notice or become aware and keep Lilly promptly and reasonably informed regarding any such proceedings.

Centessa Indebtedness

Prior to the Closing, Centessa will, and will cause its subsidiaries to, deliver notices of prepayment and notices of termination of commitments (including any certifications or calculations to be provided therewith) relating to the prepayment in full of outstanding indebtedness under the Loan and Security Agreement, dated December 30, 2024 (as amended from time to time, the “Company Credit Agreement”), by and among Centessa, Centessa Pharmaceuticals Holdings, Inc., Centessa Biosciences, Inc. and Centessa Pharmaceuticals LLC, the lenders from time to time party thereto and Oxford Finance LLC at the Closing. Centessa and its subsidiaries will use their reasonable best efforts to (i) obtain and deliver to Lilly prior to the Closing payoff letters in customary form from the lenders (or their applicable representatives) with respect to the Company Credit Agreement stating the amounts required to pay in full all indebtedness thereunder at the Closing and (ii) obtain and deliver to Lilly documents and filings in customary form acknowledging the termination of obligations and release of liens related to the Company Credit Agreement upon the payoff of the outstanding indebtedness under the Company Credit Agreement. Centessa will use reasonable best efforts to assist Lilly (and Lilly will use reasonable best efforts to assist Centessa in connection therewith) in the prepayment in full of all indebtedness under the Company Credit Agreement and the termination of the Company Credit Agreement as of the Effective Time and the release of any related liens, guaranties and other credit support thereunder upon the occurrence of such prepayment (provided that no such prepayment will be required that is not contingent on the occurrence of the Closing). Without limiting the generality of the foregoing, Centessa and its subsidiaries will use reasonable best efforts to deliver to Lilly at least three Business Days prior to the Closing Date draft payoff letters, termination acknowledgments and release documentation, and Centessa will give due consideration to all reasonable comments thereto requested in writing by Lilly or its counsel.

Regulatory Matters

Between March 31, 2026 and the earlier of the Effective Time or the date the Transaction Agreement is terminated, Centessa and its subsidiaries will make available to Lilly and its representatives complete and accurate copies of (a) all material clinical and non-clinical data relating to the Products and (b) all material written or oral correspondence between Centessa or its subsidiaries, on the one hand, and the applicable governmental bodies, on the other hand, relating to Centessa, its subsidiaries or the Products, in the case of each of clauses (a) and (b), that comes into Centessa’s or its subsidiaries’ possession or control during such time period promptly (and in any event no later than three Business Days) after Centessa obtains such possession or control thereof and subject to certain limitations set forth in the Transaction Agreement. Centessa will, and will cause its subsidiaries to, and direct its and their representatives to, reasonably consult and cooperate with Lilly, as and to the extent reasonably requested by Lilly, and consider in good faith the views and comments of Lilly in connection with any material communications (including meetings or teleconferences) with any governmental body relating to clinical and preclinical trials related to the Products.

Other Covenants and Agreements

The Transaction Agreement contains certain other covenants and agreements among Lilly, Purchaser and Centessa relating to, among other matters:

•	the coordination of press releases and other public announcements or filings relating to the Transactions;

•	the delisting of the Company ADSs from Nasdaq and the termination of their registration under the Exchange Act;

•	limitations on the operations of Purchaser prior to the Effective Time;

•	obligations of Centessa to convert all investment securities to cash and cash equivalents prior to the Effective Time;

•	obligations of Centessa to terminate, or cause to be terminated, certain contracts to which it is a party, with such terminations becoming effective no later than as of the Effective Time;

•	the execution and delivery of the CVR Agreement by Lilly and Purchaser; and

•	anti-takeover laws.

Notwithstanding the foregoing, nothing in the Transaction Agreement is intended to give Lilly or Purchaser, directly or indirectly, the right to control or direct Centessa’s business prior to the Effective Time. Prior to the Effective Time, Centessa will exercise, consistent with the terms and conditions of the Transaction Agreement, complete control and supervision over its operations.

Conditions to Complete the Transactions

The respective obligations of Centessa, Lilly and Purchaser to effect the Transactions are subject to the satisfaction or waiver in writing (where permissible) at or prior to the Effective Time of each of the following conditions:

•	the receipt of the Company Shareholder Approvals;

•	the sanction of the Scheme of Arrangement by the Court;

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the expiration or termination of any applicable waiting period under the HSR Act in respect of the Transactions and any agreement with a governmental body not to consummate or delay consummation of the Transactions; and

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no order, decree or ruling issued by any governmental body of competent jurisdiction that enjoins, prevents or prohibits the consummation of any Transactions being in effect, nor shall any statute, rule, regulation, order, injunction, or decree have been enacted, entered, promulgated, or enforced by any governmental body that prohibits or makes illegal the consummation of the Transactions remain in effect.

The respective obligations of Lilly and Purchaser to effect the Transactions are subject to the satisfaction or waiver in writing (where permissible) at or prior to the Effective Time of each of the following conditions:

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the representations and warranties made by Centessa in the Transaction Agreement with respect to organization and corporate power, authorization and enforceability, certain capitalization matters, brokers and certain expenses, anti-takeover statutes and the opinions of Centessa’s financial advisors being true and correct in all material respects, as of the Closing Date as though made on and as of such date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct in all material respects, as of such earlier date);

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the representation made by Centessa in the Transaction Agreement with respect to the absence of a Company Material Adverse Effect being true in all respects, as of the Closing Date as though made on and as of such date (except to the extent such representation expressly speaks as of an earlier date, in which case such representation shall be true in all respects, as of such earlier date);

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certain specified representations and warranties made by Centessa in the Transaction Agreement with respect to the capitalization of Centessa being true and correct in all respects, except for any de minimis inaccuracies, as of the Closing Date as though made on and as of such date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct except for any de minimis inaccuracies, as of such earlier date);

•

all other representations and warranties of Centessa contained in the Transaction Agreement and not specified in the preceding three bullets being true and correct as of the Closing Date, as though made on and as of such date (except to the extent any such representation or warranty expressly relates to an earlier date, in which case as of such date), except where the failure of such representations and warranties to be so true and correct (without giving effect to any limitation as to “materiality” or “Company Material Adverse Effect”) has not had, individually or in the aggregate, a Company Material Adverse Effect;

•	Centessa will have complied with or performed in all material respects the covenants and agreements it is required to comply with or perform at or prior to the closing;

•	the non-occurrence since March 31, 2026 of a Company Material Adverse Effect that is continuing as of the closing; and

•	the receipt of a certificate dated as of the closing date from a senior executive officer of Centessa confirming the satisfaction of the conditions set forth in the immediately preceding six bullets.

The obligations of Centessa to effect the Transactions are subject to the satisfaction or waiver in writing (where permissible) at or prior to the Effective Time of each of the following conditions:

•

the representations and warranties of Lilly and Purchaser in the Transaction Agreement being true and correct as of March 31, 2026 and as of the Closing Date, as if made as of such date (except to the extent any such representation or warranty expressly relates to an earlier date or period, in which case as of such date or period), except where the failure of such representations and warranties to be so true and correct (without giving effect to any limitation as to “materiality” or “Parent Material Adverse Effect”) has not had, individually or in the aggregate, a Parent Material Adverse Effect;

•	Lilly and Purchaser each having complied with or performed in all material respects the covenants and agreements they are required to comply with or perform at or prior to the closing; and

•	the receipt of a certificate dated as of the closing date from an officer of Lilly confirming the satisfaction of the conditions set forth in the immediately preceding two bullets.

Termination of the Transaction Agreement

The Transaction Agreement may be terminated and the Transactions may be abandoned at any time prior to the Effective Time, as follows:

•	by mutual written consent of Lilly and Centessa;

•	by either Lilly or Centessa, if:

•

any governmental body has issued a final order, decree or ruling, or taken any other final action permanently restraining, enjoining, or otherwise prohibiting the Transactions, and such order, decree, ruling or other action has become final and non-appealable; however, this termination right is not available to any party if the issuance of such order, decree, ruling or other action is primarily attributable to the failure on the part of such party to comply with its obligations under the Transaction Agreement in any material respect, including the “Further Action; Efforts” section of the Transaction Agreement; or

•

the Closing has not occurred on or prior to 11:59 p.m. Eastern Time on September 30, 2026 (which we refer to as the “Outside Date”), which date will automatically be extended until March 31, 2027 (and such date will then be referred to as the Outside Date) in certain circumstances relating to the antitrust conditions not being satisfied; however, this termination right is not available to any party if the failure of the Effective Time to occur prior to the Outside Date is primarily attributable to the failure on the part of such party to comply in any material respect with its obligations under the Transaction Agreement, including the “Further Action;

Efforts” section of the Transaction Agreement (any termination under the circumstances described in this sub-bullet, an “Outside Date Termination”);

•

the Scheme Meeting or the Company GM (including, in each case, any postponements or adjournments thereof) has been completed and any Company Shareholder Approval voted on at such meeting has not been obtained (any termination under the circumstances described in this sub-bullet, the “Company Shareholder Approval Termination”); or

•

the Court declines or refuses to sanction the Scheme of Arrangement; however, if an appeal has been submitted by either Lilly or Centessa in respect of any such decline or refusal, the right to terminate the Transaction Agreement may not be exercised until such appeal has been denied in a final determination (any termination under the circumstances described in this sub-bullet, the “Scheme of Arrangement Termination”);

•	by Centessa, if:

•

there has been a breach of any covenant or agreement made by Lilly or Purchaser in the Transaction Agreement, or any representation or warranty of Lilly or Purchaser is inaccurate or becomes inaccurate after March 31, 2026, and such breach or inaccuracy gives rise to the failure of a closing condition of Centessa and such breach or inaccuracy is not capable of being cured within 30 days following receipt by Lilly or Purchaser of written notice of such breach or inaccuracy or, if such breach or inaccuracy is capable of being cured within such period it has not been cured within such period, provided that Centessa will not have the right to terminate the Transaction Agreement pursuant to this sub-bullet if Centessa is then in breach of any of its covenants, agreements, representations or warranties under the Transaction Agreement such that Lilly would be entitled to terminate the Transaction Agreement pursuant to the terms thereof; or

•

at any time prior to obtaining the Company Shareholder Approvals, in order to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal in accordance with the terms of the Transaction Agreement; however, promptly following such termination, Centessa will enter into an Alternative Acquisition Agreement in respect of such Superior Proposal and pays (or causes to be paid) to Lilly the termination fee due pursuant to the Transaction Agreement (any termination under the circumstances described in this sub-bullet, a “Superior Proposal Termination”).

•	by Lilly, if:

•

there has been a breach of any covenant or agreement made by Centessa in the Transaction Agreement, or any representation or warranty of Centessa is inaccurate or becomes inaccurate after March 31, 2026, and such breach or inaccuracy gives rise to the failure of a closing condition of Lilly or Purchaser and such breach or inaccuracy is not capable of being cured within 30 days following receipt by Centessa of written notice of such breach or inaccuracy or, if such breach or inaccuracy is capable of being cured within such period, it has not been cured within such period, provided that Lilly will not have the right to terminate the Transaction Agreement pursuant to this sub-bullet if Lilly or Purchaser is then in breach of any of its covenants, agreements, representations or warranties under the Transaction Agreement such that Centessa would be entitled to terminate the Transaction Agreement pursuant to the terms thereof (any termination under the circumstances described in this sub-bullet, a “Breach of Covenant Termination”); or

•

at any time prior to obtaining the Company Shareholder Approvals, the Company Board or any committee thereof effects a Change of Board Recommendation (any termination under the circumstances described in this sub-bullet, a “Change of the Board Recommendation Termination”).

Effect of Termination

If the Transaction Agreement is terminated pursuant to the termination sections of the Transaction Agreement, the Transaction Agreement (other than certain specified sections) will become void and of no effect with no liability on the part of Lilly, Purchaser or Centessa (or any of their respective representatives); however, except in a circumstance where the Termination Fee (as defined below) is paid by Centessa pursuant to the terms of the Transaction Agreement, no such termination will relieve any party of any liability for damages resulting from a material breach of the Transaction Agreement that is a consequence of an act or omission intentionally undertaken by the breaching party with the actual knowledge that such act or omission would result in a material breach of the Transaction Agreement, including with respect to the making of a representation in the Transaction Agreement, or would constitute fraud.

Centessa will pay to Lilly $63,058,601.76 (exclusive of value added taxes, if any) (such amount, the “Termination Fee”) in the event that:

•	the Transaction Agreement is terminated by Centessa in the event of a Superior Proposal Termination;

•	the Transaction Agreement is terminated by Lilly in the event of a Change of Board Recommendation Termination; or

•

(A) the Transaction Agreement is terminated by (x) either Lilly or Centessa pursuant to (i) the Outside Date Termination (but in the case of a termination by Centessa, only if at such time Lilly would not be prohibited from terminating the Transaction Agreement pursuant to its terms), (ii) the Company Shareholder Approval Termination or (iii) the Scheme of Arrangement Termination or (y) by Lilly pursuant to a Breach of Covenant Termination, (B) any person has publicly disclosed an Acquisition Proposal (which has not been irrevocably publicly withdrawn at least one day prior to (1) the Outside Date in the case of the Outside Date Termination described in clause (A)(x)(i) of this bullet, (2) the date of the action or event giving rise to termination in the case of the Company Shareholder Approval Termination described in clause (A)(x)(ii) and the Scheme of Arrangement Termination described in clause (A)(x)(iii) of this bullet or (3) the date of such material breach in the case of the Breach of Covenant Termination described in clause (A)(y) of this bullet) after the date of the Transaction Agreement and prior to such termination and (C) within 12 months after such termination, Centessa enters into an Alternative Acquisition Agreement with respect to an Acquisition Proposal (and the transactions contemplated by such Acquisition Proposal are subsequently consummated before or after the expiration of such 12 month period) or the Acquisition Proposal is consummated (however, in the case of clause (C) of this bullet, references to “20%” in the definition of Acquisition Proposal will be substituted with “50%”).

Any payment of the Termination Fee required to be made (1) pursuant to the first bullet above will be paid substantially concurrently with such termination, (2) pursuant to the second bullet above will be paid no later than two Business Days after such termination and (3) pursuant to the third bullet above will be payable to Lilly upon consummation of the Transactions. Centessa will not be required to pay the Termination Fee more than once.

In the event the Termination Fee is paid to Lilly, (i) Lilly’s receipt of the Termination Fee will be the sole and exclusive remedy of Lilly and Purchaser in respect of any breach of, or inaccuracy contained in, Centessa’s covenants, agreements, representations or warranties in the Transaction Agreement and (ii) none of Lilly, Purchaser, any of their respective affiliates or any other person will be entitled to bring or maintain any other claim, action or proceeding against Centessa or its affiliates or any representatives of Centessa or any of its affiliates arising out of the Transaction Agreement, any of the Transactions or any matters forming the basis for such termination; however, Centessa will not be relieved from liability for damages arising from an intentional breach of its non-solicitation obligations pursuant to the Transaction Agreement.

If Centessa fails to promptly pay the Termination Fee when due and, in order to obtain such payment, Lilly or Purchaser commences a suit that results in a judgment against Centessa for the amount of the Termination Fee,

Centessa will pay to Lilly or Purchaser interest on such amount at the prime rate as published in The Wall Street Journal in effect on the date such payment was required to be made through the date of payment.

Withholding Taxes

The Parties, the Paying Agent, the Depositary and any other withholding agent will be entitled to deduct and withhold from any amounts payable or otherwise deliverable pursuant to the Transaction Agreement, the Scheme of Arrangement or the CVR Agreement (including the Transaction Consideration and ADS Consideration) such amounts as are required to be deducted and withheld therefrom under the Code (as defined below) or the Treasury Regulations promulgated thereunder, or any other applicable laws relating to tax. Any compensatory amounts payable pursuant to or contemplated by the Transaction Agreement will be remitted to the applicable payor for payment to the applicable person through regular payroll procedures, as applicable. To the extent that any amounts are so deducted and withheld and paid over to the appropriate tax authority (as applicable), such amounts will be treated for all purposes under the Transaction Agreement as having been paid to the person to whom such amounts would otherwise have been paid.

Specific Performance

The parties have agreed that, in the event of any breach of the Transaction Agreement, irreparable harm would occur that monetary damages could not make whole. The parties further agreed that they will be entitled to specific performance in addition to any other remedy to which they are entitled at law or in equity.

Amendment and Waiver

The Transaction Agreement may not be amended except by an instrument in writing signed by the parties prior to the Effective Time. At any time prior to the Effective Time, Centessa, on the one hand, and Lilly and Purchaser, on the other hand, may (i) extend the time for the performance of any of the obligations or other acts of the other, (ii) waive any inaccuracies in the representations and warranties of the other contained in the Transaction Agreement or in any document delivered pursuant thereto and (iii) subject to the requirements of applicable law, waive compliance by the other with any of the agreements or conditions contained in the Transaction Agreement.

Governing Law

The Transaction Agreement will be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the laws that might otherwise govern under applicable principles of conflicts of laws thereof; however, that the Scheme of Arrangement (to the extent required by the laws of England and Wales) and the interpretation of the duties of directors of Centessa will be subject to, and construed in accordance with, the laws of England and Wales.

THE CVR AGREEMENT

The following summarizes the material provisions of the CVR Agreement. The descriptions of the CVR Agreement in this summary and elsewhere in this proxy statement are not complete and are qualified in their entirety by reference to the CVR Agreement, a copy of which is attached to this proxy statement as Annex B and incorporated into this proxy statement by reference. You should carefully read and consider the entire CVR Agreement, which is the legal document that governs the CVR, because this summary may not contain all of the information about the CVR Agreement that is important to you.

At or prior to the Effective Time, Lilly, Purchaser and the Rights Agent will enter into the CVR Agreement, in substantially the form attached to the Transaction Agreement. Pursuant to and subject to the terms and conditions of the Transaction Agreement and the Scheme of Arrangement, holders of Scheme Shares (including, for the avoidance of doubt, the Depositary Shares) and of Company Cash-Out Stock Options and Company RSUs, in each case, that are outstanding as of immediately prior to the Effective Time, will become entitled to receive one CVR, which will represent the right to receive the Milestone Payments, if any, at the times and subject to the terms and conditions provided for in the CVR Agreement, in cash, without interest, in each case, subject to the terms and conditions set forth in the Transaction Agreement, the CVR Agreement, the Scheme of Arrangement and the Deposit Agreement and less any applicable tax withholding.

Each CVR represents a non-transferable contractual right to receive contingent payments of up to $9.00 in cash per CVR, without interest and less any applicable withholding taxes, upon achievement of the milestones described below:

(A)

$2.00 per CVR in cash upon the occurrence of receipt of the first regulatory approval of a New Drug Application (“NDA”) in the United States for ORX750 or ORX142, as each such exists as the date of the Transaction Agreement, together with any modifications or improvements to such applicable product candidate (each, a “CVR Product”) for the treatment of any indication (the “Indication Milestone”), if such Indication Milestone is achieved prior to both (i) 11:59 p.m. (Eastern Time) on December 31, 2029 (the “Indication Milestone Expiration”) and (ii) the termination of the CVR Agreement;

(B)

$5.00 per CVR in cash upon the occurrence of receipt of the first regulatory approval of an NDA in the United States for a CVR Product for the treatment of idiopathic hypersomnia (the “IH Milestone”), if such IH Milestone is achieved prior to both (i) the fifth anniversary of the Closing (the “IH Milestone Expiration”) and (ii) the termination of the CVR Agreement; and

(C)

$2.00 per CVR in cash upon the occurrence of receipt of the first regulatory approval of an NDA in the United States for a CVR Product for the treatment of narcolepsy type 2 (the “NT2 Milestone”), if such NT2 Milestone is achieved prior to both (i) the fifth anniversary of the Closing (the “NT2 Milestone Expiration”) and (ii) the termination of the CVR Agreement (each, a “Milestone Payment”).

If both the IH Milestone and NT2 Milestone are achieved prior to the expiration of the Indication Milestone, all three milestones will become due and payable in accordance with the CVR Agreement.

One CVR shall be issued for each Company Share, and additional CVRs shall be issued in accordance with the Transaction Agreement for the Company Shares underlying all Company Cash-Out Stock Options and Company RSUs.

Under the terms of the CVR Agreement, Lilly will, and will cause its affiliates (including Purchaser), (sub)licensees and rights transferees to, use Commercially Reasonable Efforts (as defined below) to achieve each milestone as promptly as practicable following the Effective Time and prior to the applicable Milestone Expiration (as defined below). However, use of Commercially Reasonable Efforts does not guarantee that Lilly will achieve any milestone by a specific date or at all. Whether a milestone required for payment of the applicable Milestone Payment is achieved will depend on many factors, some within the control of Lilly and its affiliates (including Purchaser) and others outside the control of Lilly and its affiliates (including Purchaser). More than one milestone may be achieved in a given calendar year, but each milestone may only be achieved once. There can be no assurance that any milestone will be achieved prior to its expiration or termination of the CVR Agreement, or that any of the payments will be required of Lilly with respect to any Milestone. See the section entitled “Risk Factors—Company Shareholders may not receive any payment on the CVR and the CVR may expire valueless and Company Shareholders will otherwise not be able to participate in any further upside to Centessa’s business if the Transactions are consummated.” If a milestone is not achieved in the applicable timeframe, the associated Milestone Payment will not be due or payable to holders of CVRs and any associated covenants and obligations of Lilly and Purchaser will irrevocably terminate in accordance with the terms of the CVR Agreement.

Any potential payout of the CVR is subject to various risks and uncertainties related to the development of ORX750 or ORX142 and U.S. Food and Drug Administration clearances as more fully described in Centessa’s periodic reports filed with the SEC. See the section entitled “Where You Can Find More Information.”

“Commercially Reasonable Efforts” means, with respect to a particular task or obligation, a level of efforts that is consistent with the general practice followed by Lilly relating to other pharmaceutical compounds, products or therapies owned by it, or to which it has exclusive rights, which are of similar market potential at a similar stage in their development or product life (“Relevant Products”), taking into account issues of safety, tolerability and efficacy, product profile, the competitiveness of other products in development and in the marketplace, manufacturing and supply chain management considerations, the proprietary position of the Relevant Products (including with respect to patent or regulatory exclusivity), and the regulatory structure involved, and, in each case, other relevant technical, commercial, legal, scientific or medical factors. “Commercially Reasonable Efforts” will be determined on an indication-by-indication, product-by-product and country-by-country basis, and it is anticipated that the level of efforts for different indications, products and countries may differ or change over time, reflecting changes in the status of the products, indications and country(ies) involved.

“Milestone Expiration” means, as applicable, (a) with respect to the NT2 Milestone, the NT2 Milestone Expiration, (b) with respect to the IH Milestone, the IH Milestone Expiration and (c) with respect to the Indication Milestone, the Indication Milestone Expiration.

The CVRs are contractual rights only and not transferable except under certain limited circumstances, described below, will not be certificated or evidenced by any instrument and will not be registered with the SEC or listed for trading. The CVRs will not have any voting or dividend rights and will not represent any equity or ownership interest in Lilly, Centessa or any of their affiliates.

No interest will accrue or be payable in respect of any of the amounts that may become payable in respect of the CVRs.

The Rights Agent will create and maintain a register (the “CVR Register”) for the registration of the CVRs and permitted transfers of the CVRs.

The CVRs will not be transferable except (a) by will or intestacy upon death of a holder of the CVR; (b) by instrument to an inter vivos or testamentary trust in which the CVRs are to be passed to beneficiaries upon the death of the settlor; (c) pursuant to a court order; (d) by operation of law (including by consolidation or merger of the holder of the CVR) or if effectuated without consideration in connection with the dissolution, liquidation or termination of any holder that is a corporation, limited liability company, partnership or other entity; (e) in the case of CVRs held in book-entry or other similar nominee form (including CVRs held through DTC on behalf of CVR Beneficial Owners (as defined in the CVR Agreement)), from a nominee to a beneficial owner (and if applicable, through an intermediary, so long as such transfer ends with such beneficial owner); (f) if the holder is a partnership or limited liability company, a distribution by the transferring partnership or limited liability company to its partners or members, as applicable; however, in each case, any such distribution or transfer must not subject the CVRs to a requirement of registration under the Securities Act or the Exchange Act; or (g) to Lilly or any of its successors or assigns if abandoned pursuant to the CVR Agreement.

Holders of CVRs are intended third-party beneficiaries of the CVR Agreement. Furthermore, the CVR Agreement provides that, other than the rights of the Rights Agent as set forth in the CVR Agreement, holders of at least 40% of outstanding CVRs set forth in the CVR Register (the “Acting Holders”) have the sole right, on behalf of all holders of CVRs, by virtue of or under any provision of the CVR Agreement, to institute any action or proceeding with respect to the CVR Agreement, and, other than the Acting Holders, no individual holder or other group of holders of CVRs will be entitled to exercise such rights. However, the foregoing does not limit the ability of an individual holder of CVRs to seek payment due from the applicable party solely to the extent such payment amount has been finally determined in accordance with the CVR Agreement and has not been paid within the period contemplated by the CVR Agreement.

Additionally, the CVR Agreement provides Lilly and the Rights Agent the right to amend the CVR Agreement in certain instances, without the consent of holders of CVRs, including (i) providing for a successor to Lilly or Purchaser, (ii) adding to the covenants of Lilly and Purchaser as Lilly and the Rights Agent will consider to be for the protection of holders of CVRs (if such provisions do not adversely affect the interests of holders of CVRs (as a group and in their capacity as such)), (iii) curing any ambiguities, correcting or supplementing any provisions of the CVR Agreement that may be defective or inconsistent therein or making any provisions with respect to matters or questions arising under the CVR Agreement (if such provisions do not adversely affect the interests of holders of CVRs (as a group and in their capacity as such)), (iv) amendments as may be necessary or appropriate to ensure that the CVRs are not subject to registration under the Securities Act, the Exchange Act, or any similar registration or prospectus requirement under applicable securities laws outside the United States (if such provisions do not change any Milestone, any Milestone Expiration or the Milestone Payments), (v) evidencing a permitted assignment of the CVR Agreement by Lilly, (vi) adding, eliminating or changing any provisions of the CVR Agreement, unless such addition, elimination or change is adversely affects the interests of holders of CVRs, and (vii) if required, reducing the number of CVRs in the event a holder of CVRs agrees to abandon or renounce such holder’s rights under the CVR Agreement in accordance with the CVR Agreement. Lilly may also amend the CVR Agreement in other circumstances, including in a manner that is materially adverse to the interests of the holders of CVRs if Lilly obtains the consent of the Acting Holders, whether evidenced in writing or taken at a meeting of such holders.

THE VOTING AGREEMENTS

The following is a summary of selected material provisions of the Voting Agreements and is qualified in its entirety by reference to the full text of the form of Voting Agreement. This summary does not purport to be complete and may not contain all of the information about the Voting Agreements that may be important to you. You are encouraged to read the form of Voting Agreement carefully and in its entirety. A copy of the form of Voting Agreement is attached as Annex C to this proxy statement and is incorporated into this proxy statement by reference.

On March 31, 2026, in connection with the execution and delivery of the Transaction Agreement, each of the Supporting Shareholders, including entities affiliated with Medicxi Ventures, entities affiliated with Index Ventures and affiliates of General Atlantic, solely in their respective capacities as shareholders of Centessa, each entered into a Voting Agreement with Lilly and Centessa, pursuant to which each Supporting Shareholder agreed, among other things, (i) to vote (or cause to vote) in favor of the Scheme of Arrangement and the Company Shareholder Resolution, (ii) to vote against other proposals to acquire Centessa and (iii) to certain other restrictions on its ability to take actions with respect to Centessa and its Company Shares. As of March 27, 2026, the Supporting Shareholders collectively beneficially owned approximately 20% of the outstanding Company Shares.

Voting Provisions

Pursuant to the terms of the Voting Agreements, until the earlier to occur of (i) the Effective Time, (ii) such date and time as the Transaction Agreement will be validly terminated pursuant to Article VIII thereof, and (iii) any amendment to the original Transaction Agreement, dated as of March 31, 2026, that (a) reduces the Transaction Consideration or changes the form of the Transaction Consideration in a manner adverse to the relevant Supporting Shareholder or (b) imposes additional material conditions to the consummation of the Transactions (it being understood that an exercise by Lilly of its right to implement the Transactions by way of a takeover offer (as such term is defined in section 974 of the Companies Act) rather than by way of a Scheme of Arrangement (or vice versa) in accordance with the terms of the Transaction Agreement will not be deemed to fall within this clause (b)) (the “Expiration Time”), at every meeting of Company Shareholders, whether convened by Centessa or pursuant to an order of the Court, at which any of the following matters are to be voted on (and at every adjournment or postponement thereof), including the Scheme Meeting and the Company GM, with respect to any of the following matters, each Supporting Shareholder agrees that it will vote (including via proxy) all of such Supporting Shareholder’s Covered Shares (as defined in its applicable Voting Agreement) (and/or cause the registered holder on any applicable record date to vote (including via proxy) all of such Supporting Shareholder’s Covered Shares):

•	in favor of the Scheme of Arrangement, the Company Shareholder Resolution and the approval of the Transactions and the other transactions contemplated by the Transaction Agreement; and

•

against (i) any action or agreement that would reasonably be expected to impede, materially interfere, delay or prevent the consummation of the Transactions and the other transactions contemplated by the Transaction Agreement and (ii) any Acquisition Proposal.

Until the Expiration Time, at every meeting of Company Shareholders, whether convened by Centessa or pursuant to an order of the Court (and at every adjournment or postponement thereof), each Supporting Shareholder will be represented in person or by proxy at such meeting (and/or cause the registered holders on any applicable record date to be represented in person or by proxy at such meeting) in order for the Covered Shares to be counted as present for purposes of establishing a quorum.

Restrictions on Transfer

Under the terms of the Voting Agreements, until the Expiration Time, each Supporting Shareholder, agrees not to transfer or cause or permit the transfer of any of such Supporting Shareholder’s Covered Shares, other than in accordance with and subject to certain exceptions set forth in the Voting Agreements, including the transfer of any such Covered Shares:

•	to any family member (including a trust for such family member’s benefit) of such Supporting Shareholder;

•	by will or under the laws of intestacy upon the death of such Supporting Shareholder;

•	pursuant to a qualified domestic order;

•	to any charitable foundation or organization;

•

to a controlled affiliate or any general or limited partnership, limited liability company or other entity that is an affiliate including, for the avoidance of doubt, if the Supporting Shareholder is a partnership or limited liability company, to its partners or members, as applicable;

•

to cover any liability for tax, employee national insurance contributions or social security contributions as a result of or otherwise in respect of the grant, vesting or exercise or any option or award of any Company Equity Awards; or

•	pursuant to any written plan providing for the trading of Company Shares that complies with Rule 10b5-1 under the Exchange Act and exists on March 31, 2026,

in the case of each of the first five of the preceding bullets only, so long as, prior to and as a condition to effectuating any such transfer, the assignee or transferee agrees to be bound by the terms of the applicable Voting Agreement and executes and delivers to Lilly and Centessa a written consent and joinder memorializing such agreement in form and substance reasonably satisfactory to Lilly and Centessa.

Termination

The Voting Agreements will automatically terminate without further action by any of the parties thereto and will have no further force or effect on the Expiration Time.

The Undertakings

On April 20, 2026, four Company ordinary shareholders entered into an undertaking with the Purchaser and the Company (the “Undertakings”), pursuant to which each ordinary shareholder agreed, among other things, to execute any Forms of Proxy or take any action to make a valid proxy appointment and give valid proxy instructions, appointing Mario Alberto Accardi to attend and exercise all voting rights attaching to one Company Share held by them to vote in favour of the Scheme of Arrangement and the Company Shareholder Resolution.

On April 20, 2026, Mario Alberto Accardi entered into a voting agreement with the Purchaser and the Company (the “Proxy Voting Agreement”), pursuant to which Mario Alberto Accardi agreed, among other things, to vote in favour of the Scheme of Arrangement and the Company Shareholder Resolution as a proxy for each of the four ordinary shareholders mentioned above and as registered holder of one Company Share. Under the terms of the Undertakings and the Proxy Voting Agreement, each ordinary shareholder and Mario Alberto Accardi agrees not to transfer or cause or permit the transfer of such holder’s Company Share.

The Undertakings and the Proxy Voting Agreement will terminate on the earlier to occur of: (i) the Effective Time; (ii) such date and time as the Transaction Agreement will be validly terminated pursuant to Article VIII thereof; and (iii) such date and time on which the Transactions (whether implemented by a Scheme of Arrangement or an Offer) is withdrawn or lapses in accordance with its terms. The term “Offer” shall mean a takeover offer (as such term is defined in section 974 of the Companies Act 2006).

SCHEME OF ARRANGEMENT

IN THE HIGH COURT OF JUSTICE	CR-2026-002804

BUSINESS AND PROPERTY COURTS

OF ENGLAND AND WALES

COMPANIES COURT (ChD)

IN THE MATTER OF CENTESSA PHARMACEUTICALS PLC

and

IN THE MATTER OF THE COMPANIES ACT 2006

SCHEME OF ARRANGEMENT

(under Part 26 of the Companies Act 2006)

between

CENTESSA PHARMACEUTICALS PLC

and

THE SCHEME SHAREHOLDERS

(as hereinafter defined)

(A)	In this Scheme, unless inconsistent with the subject or context, the following expressions bear the following meanings:

“Acquisition” means the proposed acquisition by Purchaser (or, at Parent’s election (i) in respect of any or all of the Remnant Shares, its nominee(s) and (ii) in respect of the Depositary Shares, the DR Nominee) of the entire issued, and to be issued, share capital of the Company pursuant to a scheme of arrangement of the Company under Part 26 of the Companies Act and subject to the conditions set out in the Transaction Agreement and, where the context admits, any subsequent revision, variation, extension or renewal thereof;

“Applicable Law” means, with respect to any person, any and all applicable federal, state, local, municipal, foreign, national or other law (including common law), statute, constitution, treaty, convention, principle of common law, ordinance, code, rule, regulation, executive order, ruling or other legal requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body;

“Business Day” means any day (other than Saturday or Sunday) on which banks are open in New York, New York, or London, England;

“Cash Consideration” has the meaning given to it in paragraph 2.1.1;

“certificated” or “in certificated form” means a share or security of the Company which is not in uncertificated form;

“Companies Act” means the Companies Act 2006, as amended from time to time, and any statutory instruments made under it, and every statutory modification or re-enactment thereof for the time being in force;

“Company” means Centessa Pharmaceuticals plc, a public limited company incorporated in England and Wales with registered number 12973576;

“Company ADSs” means American depositary shares, each of which represents, as of the date of the Scheme, a beneficial ownership interest in one (1) Company Share on deposit with the Depositary or its Custodian or its nominee under the Deposit Agreement, subject to the terms and conditions of the Deposit Agreement, and “Company ADS” shall be construed accordingly;

“Company Equity Plans” means each Company equity incentive plan, inducement award program or other similar plan, program or arrangement under which equity incentive awards are outstanding, including the Centessa Pharmaceuticals plc Amended and Restated 2021 Share Option and Incentive Plan and any inducement awards hereunder, each, as may be amended and restated from time to time, but excluding, for the avoidance of doubt, the Company ESPP;

“Company ESPP” means the Centessa Pharmaceuticals plc 2021 Employee Share Purchase Plan, as amended and/or restated from time to time;

“Company Payment Fund” has the meaning given to it in paragraph 5.3;

“Company Stock Option” means each option to purchase Company Shares granted under the Company Equity Plans or otherwise (excluding, for the avoidance of doubt, the Company ESPP);

“Company RSU” means a restricted stock unit granted under the Company Equity Plans or otherwise;

“Company Shares” means the ordinary shares in the capital of the Company, each with a nominal value £0.002 per share (which, for the avoidance of doubt, shall include ordinary shares in the capital of the Company held by the Depositary, the Custodian or their respective nominees in accordance with the Deposit Agreement);

“Court” means the High Court of Justice of England and Wales;

“Court Order” means the order of the Court sanctioning this Scheme under section 899 of the Companies Act;

“CREST” means the system for the paperless settlement of trades in securities and the holding of uncertificated securities operated by Euroclear in accordance with the Relevant System of which Euroclear is the “Operator” (as such term is defined in the Regulations);

“Custodian” means the “Custodian” of the deposited property under and as such term is defined in the Deposit Agreement;

“CVR” means one (1) contingent value right per Scheme Share which shall represent the right to receive the Milestone Payments (as such term is defined in the CVR Agreement), if any, upon the terms and subject to the conditions of the CVR Agreement;

“CVR Agreement” means the contingent value rights agreement to be entered into at or prior to the Effective Time by the Parent, Purchaser and Rights Agent;

“CVR Holder” means a person in whose name a CVR is registered in the CVR Register as of the applicable date and time of determination and “CVR Holders” shall be construed accordingly;

“CVR Register” means the register maintained by the Rights Agent for the purpose of registering CVRs and certain permitted transfers of CVRs in accordance with the CVR Agreement.

“Deposit Agreement” means the deposit agreement dated as of June 2, 2021 by and among the Company, the Depositary and all holders and beneficial owners of the Company ADSs issued thereunder, as such agreement is amended, modified or supplemented from time to time;

“Depositary” means Citibank, N.A., or such other entity as may from time to time act as the “Depositary” under and as such term is defined in the Deposit Agreement;

“Depositary Shareholder” has the meaning given to it in paragraph 6.1;

“Depositary Shares” means those Scheme Shares in respect of which the registered holder (as shown in the register of Members of the Company) is the Depositary or its Custodian or other nominee under the Deposit Agreement holding those Scheme Shares for the Depositary in accordance with the Deposit Agreement;

“DR Nominee” means such company falling within section 67(6) and section 93(3) of the Finance Act 1986 as Purchaser may in its sole discretion appoint in order to act as transferee of the Depositary Shares pursuant to this Scheme;

“Effective Date” means the date on which this Scheme becomes effective in accordance with paragraph 10.1;

“Effective Time” means the time on the Effective Date at which this Scheme becomes effective in accordance with paragraph 10.1;

“Euroclear” means Euroclear UK & Ireland Limited, incorporated in England and Wales with registered number 02878738;

“Excluded Shares” means:

(i)

any Company Shares which are registered in the name of or beneficially owned by Purchaser or by any member of the Purchaser Group or by any of their respective nominees immediately prior to the Scheme Record Time; and

(ii)	any Company Shares held in treasury;

“Governmental Body” means any federal, state, provincial, local, municipal, foreign, national, supranational or other government or governmental authority, including, any arbitrator or arbitral body (whether public or private), mediator and applicable securities exchanges, of any competent jurisdiction, or any department, minister, agency, commission, commissioner, board, subdivision, bureau, agency, instrumentality, regulatory body, institutional review board, ethics committee, court or other tribunal of any relevant jurisdiction;

“holder” means a registered holder and includes any person(s) entitled by transmission;

“Latest Practicable Date” means close of business on April 30, 2026, being the latest practicable date prior to the date of publication of this Scheme;

“Lien” means, with respect to any Scheme Share, any lien, mortgage, security interest, pledge, encumbrance, deed of trust, claim, lease, charge, option, preemptive right, subscription right, easement, servitude, proxy, voting trust or agreement, or transfer restriction under any shareholder or similar agreement, encumbrance or restriction;

“Member” means a member of the Company on the register of members on any relevant date;

“Parent” means Eli Lilly and Company, an Indiana corporation;

“Paying Agent” means a commercial bank or trust company reasonably acceptable to the Company appointed by Parent as paying agent prior to the Effective Date in accordance with the provisions of the Transaction Agreement;

“Payor” has the meaning given to it in paragraph 7;

“person” means an individual, a partnership, a corporation, a limited liability company, an unlimited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, any other entity, a governmental entity or any department, agency or political subdivision thereof;

“Purchaser” means LDH XV Corporation, a Delaware corporation and direct wholly owned Subsidiary of Lilly;

“Purchaser Group” means Purchaser, Parent and any direct or indirect Subsidiary of Parent from time to time;

“Regulations” means the Uncertificated Securities Regulations 2001 (SI 2001 No. 3755) (including as it forms part of domestic law of the United Kingdom by virtue of the European Union (Withdrawal) Act 2018), as amended from time to time (including by means of the Uncertificated Securities (amendment and EU Exit) Regulations 2019 (SI 2019/679));

“Relevant System” means any computer-based system, and procedures, which enable title to units of a share or security to be evidenced and transferred without a written instrument, and which facilitate supplementary and incidental matters in accordance with the Regulations;

“Remnant Shares” means the Scheme Shares excluding the Depositary Shares;

“Rights Agent” means Computershare Inc., a Delaware corporation, and its affiliate, Computershare Trust Company, N.A., a federally chartered trust company;

“Scheme” means this scheme of arrangement under Part 26 of the Companies Act between the Company and Scheme Shareholders, in its present form or with or subject to any modification, addition or condition which (a) Purchaser, Parent and the Company mutually agree and which (if required) is approved by the Court or (b) is otherwise imposed by the Court and mutually acceptable to Purchaser, Parent and the Company;

“Scheme Meeting” means such meeting(s) (and any adjournment or postponement thereof) convened with the permission of the Court pursuant to section 896 of the Companies Act for the purpose of considering and, if thought fit, approving (with or without modification) the Scheme;

“Scheme Record Time” means 6.00 p.m. on the Business Day immediately prior to the Effective Date (or such other date and/or time as the Company and Purchaser may agree);

“Scheme Shareholders” means the holders of the Scheme Shares whose names appear in the register of Members of the Company at the Scheme Record Time and a “Scheme Shareholder” shall mean any one of the Scheme Shareholders;

“Scheme Shares” means the Company Shares:

(i)	in issue at the date of this Scheme;

(ii)	(if any) issued after the date of this Scheme and prior to the Voting Record Time; and

(iii)

(if any) issued at or after the Voting Record Time and at or prior to the Scheme Record Time, either on terms that the original or any subsequent holders thereof shall be bound by this Scheme or in respect of which the holders thereof shall have agreed in writing to be bound by this Scheme, in each case, remaining in issue at the Scheme Record Time but excluding any Excluded Shares;

“Subsidiary” means, with respect to any Person, any corporation, partnership, association, limited liability company, unlimited liability company or other business entity of which (a) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one (1) or more of the other Subsidiaries of that Person or a combination thereof or (b) if a partnership, association, limited liability company, or other business entity, a majority of the partnership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by any Person or one (1) or more Subsidiaries of that person or a combination thereof. For purposes hereof, a Person or Persons will be deemed to have a majority ownership interest in a partnership, association, limited liability company or other business entity if such person or persons are allocated a majority of partnership, association, limited liability company or other business entity gains or losses or otherwise control the managing director, managing member, general partner or other managing Person of such partnership, association, limited liability company or other business entity;

“Transaction Agreement” means the transaction agreement by and among Purchaser, Parent and the Company dated as of March 31, 2026, agreeing to certain matters in connection with the Acquisition and the matters contemplated by this Scheme, as it may be amended from time to time;

“Transaction Consideration” means the Cash Consideration plus one (1) CVR for each Scheme Share;

“uncertificated” or “in uncertificated form” means any share or other security of the Company in respect of which title is evidenced and transferred by means of a Relevant System; and

“Voting Record Time” means 6.00 p.m. on the day which is two days (excluding non-working days in the United Kingdom) prior to the date of the Scheme Meeting or, if the Scheme Meeting is adjourned, 6.00 p.m. on the day which is two days (excluding non-working days in the United Kingdom) before the day of such adjourned meeting.

(B)	“U.S. dollar” or “$” means the lawful currency of the United States of America.

(C)	“£” means the lawful currency of the United Kingdom.

(D)	References to paragraphs and sub-paragraphs are to paragraphs and sub-paragraphs of this Scheme.

(E)	As at the Latest Practicable Date, the issued share capital of the Company was 154,728,966 Company Shares, all of which are credited as fully paid up and none of which were held in treasury.

(F)

As at the Latest Practicable Date: (i) Company Stock Options to purchase 15,428,753 Company Shares (represented by 15,428,753 Company ADSs) were outstanding; (ii) 1,154,321 Company Shares (represented by 1,154,321 Company ADSs) were subject to issuance pursuant to outstanding Company RSUs and (iii) 17,152,828 additional Company Shares (represented by 17,152,828 Company ADSs) were reserved for future issuance pursuant to the Company Equity Plans.

(G)	As at the Latest Practicable Date, no Company Shares are registered in the name of or beneficially owned by Purchaser or any other member of the Purchaser Group.

(H)

Purchaser and Parent have agreed, in each case subject to the terms and conditions of the Transaction Agreement, to appear by counsel at the hearing to sanction this Scheme and to be bound by, and to undertake to the Court to be bound by, the terms of this Scheme and to execute and do, or procure to be executed and done, all such documents, acts and things as may be necessary or desirable to be executed or done by them for the purposes of giving effect to this Scheme.

(I)	References to times are to the time in London, England.

Scheme

1.	Transfer of the Scheme Shares

1.1

Upon and with effect from the Effective Time, Purchaser (and/or, at Parent’s election, (i) in respect of any or all of the Remnant Shares, its nominee(s), and (ii) in respect of the Depositary Shares, the DR Nominee) shall, in accordance with paragraph 1.2, acquire all of the Scheme Shares fully paid, with full title guarantee, free from all Liens and together with all rights at the Effective Time or thereafter attached or relating thereto, including voting rights and the right to receive and retain all dividends and other distributions (if any) and any other return of capital (whether by way of reduction of share capital or share premium account or otherwise) thereon.

1.2	For the purposes of such acquisition:

1.2.1

the Depositary Shares shall be transferred to Purchaser (and/or, at Parent’s election, the DR Nominee) by means of a separate form (or forms) of transfer or other instrument(s) or instruction(s) of transfer (and, upon any such transfer to the DR Nominee, the DR Depositary shall issue one or more depositary receipts in respect of such shares to Purchaser);

1.2.2

the Remnant Shares shall be transferred to Purchaser (and/or, at Parent’s election in respect of any number of Remnant Shares, its nominee(s)) by means of a separate form (or forms) of transfer or other separate instrument(s) or instruction(s) of transfer; and

1.2.3

to give effect to such transfers, any person may be appointed by Purchaser (and/or its nominee(s) and/or each of their agents and directors) as attorney or agent and shall be authorised as such attorney and/or agent on behalf of each of the Scheme Shareholders concerned to execute and deliver as transferor such form(s) of transfer or other instrument(s) or instruction(s) of transfer of, or otherwise give any instruction(s) to transfer (whether as a deed or otherwise) the Scheme Shares and every form, instrument or instruction of transfer so executed or instruction so given shall be as effective as if it had been executed or given by the holder or holders of the Scheme Shares thereby transferred. Each such form of transfer or other instrument or instruction shall be deemed to be the principal instrument of transfer of the relevant Scheme Shares.

1.3	From the Effective Time and pending the transfer of the Scheme Shares pursuant to paragraphs 1.1 and 1.2, each Scheme Shareholder:

1.3.1	irrevocably appoints Purchaser (and/or its nominee(s) and/or each of their agents and directors) as its attorney and/or agent:

(a)

to exercise or direct the exercise on its behalf of (in place of and to the exclusion of the relevant Scheme Shareholder) any voting rights attached to the Scheme Shares and any or all other rights and privileges attaching to the Scheme Shares (including the right to requisition the convening of a general meeting of the Company or of any class of its shareholders); and

(b)

to sign on behalf of such Scheme Shareholder such documents, and to do such things, as may, in the opinion of Purchaser and/or its nominee(s) and/or each of their respective agents and directors, be necessary or desirable in connection with the exercise of any voting rights and any or all rights and privileges attaching to such Scheme Shares (including, without limitation, any consent to short notice of a general or separate class meeting or form of proxy or forms of proxy in respect of such Scheme Shares appointing any person nominated by Purchaser and/or its nominee(s) and/or any one or more of its directors or agents to attend general and separate class meetings of the Company (or any postponement, adjournment or reconvening thereof));

1.3.2

authorises the Company and/or any one, or more of its directors or its agents to send to Purchaser and/or its nominee(s) any notice, circular, warrant or other document or communication which may be required to be sent to them as a Member (including any share certificate(s) or other document(s) of title issued as a result of any conversion of their Scheme Shares into certificated form); and

1.3.3

agrees not to exercise any voting rights or any other rights attaching to the relevant Scheme Shares without the consent of Purchaser, and irrevocably undertakes not to appoint a proxy or representative for or to attend any general meeting or separate class meeting of the Company (or any postponement, adjournment or reconvening thereof).

1.4	The authorities granted by each Scheme Shareholder pursuant to paragraphs 1.2 and 1.3 above shall be treated for all purposes as having been granted by deed.

2.	Consideration for the Scheme Shares

2.1	In consideration for the transfer of the Scheme Shares as provided in paragraphs 1.1 and 1.2 above, Purchaser shall, subject as hereinafter provided:

2.1.1

pay, or procure that there shall be paid, a cash amount to or for the account of each Scheme Shareholder of $38.00 in cash, without interest, for each Scheme Share held by that Scheme Shareholder at the Scheme Record Time (the “Cash Consideration”); and

2.1.2

cause to be provided to or for the account of each eligible Scheme Shareholder one (1) CVR per Scheme Share, upon the terms and subject to the conditions of the CVR Agreement (the CVRs and the Cash Consideration together, the “Transaction Consideration”). The CVRs are not securities and will not represent any equity or ownership interest in Parent, Purchaser or any constituent entity party to the Transaction Agreement, and accordingly will not confer on the CVR Holders any right to attend, speak at or vote at any meeting of the shareholders of Parent or Purchaser or the right to any dividends or right to any return of capital by Parent or Purchaser. Pursuant to the terms of the CVR Agreement, eligible Scheme Shareholders will receive one CVR for each Scheme Share that they hold. The CVRs will not be sold, assigned, transferred, pledged, encumbered or in any other manner transferred or disposed of, in whole or in part, other than to certain permitted transferees as specifically set forth in the CVR Agreement. The CVRs will not be listed on any quotation system or traded on any securities exchange. The CVRs will not be evidenced by a certificate or other document of title.

2.2

If, between the date of the Transaction Agreement and the Effective Time, the outstanding Company Shares shall have been changed to, or exchanged for, a different number or class of shares or securities by reason of any share dividend, bonus issue, scrip dividend, subdivision, reorganisation, merger, consolidation, reclassification, redesignation, recapitalisation, share split, reverse share split, combination or exchange of shares, or a stock or scrip dividend shall be declared with a record date within such period, or any similar event shall have occurred, then the amount of the Transaction Consideration shall be appropriately adjusted to provide to Purchaser and the Scheme Shareholders the same economic effect as contemplated by the Transaction Agreement prior to such event; however, the Company is not permitted to take any action with respect to its securities that is prohibited by the Transaction Agreement. For the avoidance of doubt, any reference in this Scheme to the consideration payable under the Scheme shall be deemed a reference to the consideration as so adjusted, and the exercise of such rights shall not be regarded as constituting any revision or variation of the terms of this Scheme.

3.	Share certificates and register of Members

3.1

With effect from and as of the Effective Time, all certificates representing Scheme Shares in certificated form shall cease to have effect as documents of title to the Scheme Shares comprised therein and each Scheme Shareholder shall be bound, at the request of Purchaser, to deliver up the same to Purchaser or to any person appointed by Purchaser to receive the same or, as Purchaser may direct, to destroy the same.

3.2

With effect from and as of the Effective Time, the Company shall procure that Euroclear, the Depositary and any other central depository shall be instructed to cancel or transfer the entitlements of Scheme Shareholders to Scheme Shares in uncertificated form and, following such cancellation, the Company shall procure that such entitlements to Scheme Shares are rematerialized.

3.3

As soon as reasonably practicable after the Effective Time and subject to the completion of such transfers, forms, instruments or instructions as may be required in accordance with paragraph 1 and the payment of any UK stamp duty thereon (to the extent required), the Company shall make or procure that appropriate entries shall be made in the register of Members of the Company and the register of CVRs (as applicable) to reflect the transfer of the Scheme Shares to Purchaser in accordance with paragraph 1 and the provision of CVRs to Scheme Shareholders as set forth in the CVR Agreement.

4.	Appointment of Paying Agent

Prior to the Effective Time, Purchaser shall appoint the Paying Agent to effect the technical implementation of the settlement of the Cash Consideration to (i) all Scheme Shareholders, other than the Depositary Shareholder, and (ii) at Purchaser’s option, the Depositary Shareholder.

5.	Settlement of Transaction Consideration in relation to Remnant Shares

5.1	This paragraph 5 shall only apply in relation to the settlement of Transaction Consideration in respect of Remnant Shares to Scheme Shareholders other than the Depositary Shareholder.

5.2

At or substantially concurrently with the Effective Time, Purchaser shall procure the deposit with the Paying Agent, for the benefit of the Scheme Shareholders (other than the Depositary Shareholder) cash in an amount equal to the aggregate amount of Cash Consideration less the Cash Consideration due to the Depositary Shareholder.

5.3

All cash deposited with the Paying Agent pursuant to paragraph 5.2 for the benefit of Scheme Shareholders (other than the Depositary Shareholder) shall hereinafter be referred to as the “Company Payment Fund”, provided that, to the extent that Purchaser elects to utilise the Paying Agent for the delivery and/or payment of the Cash Consideration to the Depositary Shareholder pursuant to paragraph 6.2, such Cash Consideration will also form part of the Company Payment Fund.

5.4	No interest shall be paid or shall accrue for the benefit of Scheme Shareholders on the Cash Consideration payable in respect of the Remnant Shares.

5.5

In respect of the settlement of the Cash Consideration pursuant to this paragraph 5, Purchaser shall cause the Paying Agent to, as soon as reasonably practicable after the Effective Time (and in any event no later than 14 days after the Effective Time):

5.5.1

in the case of Remnant Shares which at the Scheme Record Time are in certificated form, despatch or procure to be despatched to each person entitled thereto payment by way of cheque in accordance with the provisions of paragraph 5.8 for the aggregate Cash Consideration payable to that person pursuant to paragraph 2.1; and

5.5.2

in the case of Remnant Shares which at the Scheme Record Time are in uncertificated form, procure that Euroclear is instructed to create an assured payment obligation in favour of the payment bank of the persons entitled thereto in accordance with the CREST assured payment arrangements for the sums payable to that person pursuant to paragraph 2.1, provided that Purchaser reserves the right to make payment of the said sums by cheque as set out in paragraph 5.5.1 if for any reason it wishes to do so.

5.6

The CVRs to be provided by way of consideration for the Remnant Shares shall be provided in registered but uncertificated form to Scheme Shareholders (other than the Depositary Shareholder) appearing on the register of Members of the Company at the Scheme Record Time. Purchaser shall procure that the CVRs to which Scheme Shareholders are entitled shall be provided at or as soon as reasonably practicable after the Effective Date and within 14 days of the Effective Date.

5.7	As from the Effective Time, each holding of Remnant Shares credited to any stock account in CREST shall be disabled and all Remnant Shares will be removed from CREST in due course.

5.8

Any physical deliveries by the Paying Agent or by any other person to the Scheme Shareholders (other than the Depositary Shareholder) pursuant to this Scheme (whether of cheques, notices, documents of title, certificates or otherwise) shall be effected by sending the same by post to the applicable Scheme Shareholders entitled thereto at their respective registered addresses as appearing in the register of Members of the Company at the Scheme Record Time or, in the case of joint holders, to the address of the holder whose name stands first in such register in respect of the joint holding concerned at such time. None of the Company, Parent, Purchaser, any member of the Purchaser Group, the Paying Agent or, in respect of the Depositary Shares, the DR Nominee or any of their respective agents or nominees shall be responsible for any loss or delay in the transmission of any cheques or payments, notices, documents of title, certificates or any other documents sent in accordance with this paragraph 5.8 which shall be sent at the risk of the person or persons entitled thereto.

5.9

All cheques delivered by the Paying Agent pursuant to this Scheme shall be in U.S. dollars and drawn on a United States of America clearing bank and shall be made payable to the person to whom, in accordance with the foregoing provisions of this paragraph 5, the cheque is sent (save that, in the case of joint holders, Purchaser and the Paying Agent reserve the right to make the cheque payable to the holder whose name stands first in the register of Members of the Company), and the encashment of any such cheque shall be a complete discharge of Purchaser’s obligations under this Scheme to pay (or procure the payment of) the monies represented thereby. The creation of an appropriate assured payment obligation as set out in paragraph 5.5 shall be a complete discharge of Purchaser’s obligations under this Scheme with reference to cash payments through CREST.

5.10

Any portion of the Company Payment Fund which has not been transferred to the Scheme Shareholders within twelve (12) months of the Effective Date shall be delivered to Purchaser or its designee(s) promptly upon demand by Purchaser (it being understood that no such delivery shall affect any legal right that a Scheme Shareholder may have to receive the Transaction Consideration) and thereafter such Scheme Shareholders shall be entitled to look only to Purchaser for, and Purchaser shall remain liable for, payment of their claims for the Transaction Consideration pursuant to the provisions of the Transaction Agreement and this Scheme.

5.11

None of the Company, Purchaser or their respective agents or nominees shall be responsible for any loss or delay in the transmission of the share certificates, statements of entitlement or cheques sent to Scheme Shareholders in accordance with paragraphs 3 and 5, which shall be posted at the risk of the Scheme Shareholder concerned.

6.	Settlement of Transaction Consideration in relation to Depositary Shares

6.1

This paragraph 6 shall only apply in relation to the settlement of Transaction Consideration in respect of Depositary Shares to the Scheme Shareholder which is the holder (as shown in the register of Members of the Company) of the Depositary Shares (the “Depositary Shareholder”).

6.2

At or as promptly as practicable following the Effective Time, and in any event within 14 days of the Effective Time, Purchaser shall (or shall procure that the Paying Agent shall) pay to the Depositary Shareholder (or, if so nominated by the Depositary Shareholder at least ten (10) Business Days before the Effective Date, the Depositary) cash in an amount equal to the aggregate Cash Consideration payable to the Depositary Shareholder pursuant to paragraph 2.1.

6.3	No interest shall be paid or shall accrue for the benefit of the Depositary Shareholder on the Cash Consideration payable in respect of the Depositary Shares.

6.4

As from the Effective Time, each holding of Depositary Shares credited to the Depositary Shareholder’s stock account in CREST shall be disabled and all Depositary Shares will be removed from CREST in due course.

6.5

All cash payments to the Depositary Shareholder (or, if so nominated by the Depositary Shareholder at least ten (10) Business Days before the Effective Date, the Depositary) pursuant to this paragraph 6 shall be transferred by Purchaser (or, at Purchaser’s direction, by the Paying Agent or any nominee of Purchaser) in U.S. dollars to such bank account as the Depositary Shareholder shall inform Purchaser of in writing at least ten (10) Business Days prior to the Effective Date. Such transfer shall be a complete discharge of Purchaser’s obligations under this Scheme to pay (or procure the payment of) such monies. Neither Purchaser nor any member of Purchaser’s Group nor the Paying Agent nor the Company shall have any responsibility or liability under this Scheme for the onward distribution or transmission to the holders of Company ADSs, or to any other person, of the Transaction Consideration due to the Depositary Shareholder (it being understood that this sentence does not affect the Company’s obligations under the Deposit Agreement).

6.6

The CVRs to be provided by way of consideration for the Depositary Shares shall be issued in registered but uncertificated form to the Depositary Shareholder. Purchaser shall procure that the CVRs to which the Depositary Shareholder is entitled shall be issued at or as soon as reasonably practicable after the Effective Date and within 14 days of the Effective Date.

7.	Withholding

7.1

Notwithstanding anything in this Scheme to the contrary, each of Purchaser, Parent, any DR Nominee, the Paying Agent and their respective agents or nominees (each a “Payor”) shall be entitled to deduct and withhold from any payment pursuant to this Scheme amounts, if any, that such Payor is required to deduct and withhold with respect to the making of such payment under Applicable Law.

7.2	To the extent that amounts are so deducted and withheld in accordance with paragraph 7.1, such deducted and withheld amounts shall be:

7.2.1	remitted to the applicable taxing authority, if required by and in accordance with Applicable Law; and

7.2.2	treated for the purposes of this Scheme as having been paid to the person in respect of which such deduction and withholding was made.

8.	Cessation of rights

With effect from and on the Effective Time, the Scheme Shareholders shall in accordance with this Scheme cease to have any rights with respect to the Scheme Shares, except the right to receive the Transaction Consideration in exchange for the Scheme Shares in accordance with this Scheme as set out in paragraph 2 subject to the conditions set out herein.

9.	Mandates and dividends

All mandates relating to the payment of dividends on any Scheme Shares and other instructions (including communications preferences) given to the Company by Scheme Shareholders in force at the Scheme Record Time relating to Scheme Shares shall, as from the Effective Date, cease to be valid.

10.	Effective Time

10.1	This Scheme shall become effective upon a copy of the Court Order being delivered to the Registrar of Companies in England and Wales for registration.

10.2

Unless this Scheme shall have become effective on or before the Outside Date (as defined in the Transaction Agreement) or such later date as the Company, Purchaser and Parent may agree and the Court may allow, this Scheme shall never become effective.

11.	Modification

The Company, Purchaser and Parent may jointly consent on behalf of all persons concerned to any modification of or addition to this Scheme or to any condition which the Court may think fit to approve or impose. For the avoidance of doubt, no modification of the Scheme shall be made once the Scheme has taken effect.

12.	Governing law

This Scheme, and all rights and obligations arising out of or in connection with it, are governed by the laws of England and Wales and are subject to the exclusive jurisdiction of the English courts.

Dated: May 7, 2026

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table and related footnotes set forth information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of our Company Shares as of April 10, 2026 by:

•	each of our directors;

•	each of our named executive officers;

•	all of our directors and executive officers as a group; and

•	each person, or group of affiliated persons, who is known by us to beneficially own greater than 5.0% of our outstanding Company Shares.

The column entitled “Shares Beneficially Owned” is based on a total of 154,728,966 Company Shares outstanding as of April 10, 2026 (including Company Shares represented by 154,706,127 Company ADSs).

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our Company Shares. Company Shares subject to options that are currently exercisable or exercisable within 60 days of April 10, 2026 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our Company ADSs beneficially owned by them, subject to community property laws, where applicable. Except as otherwise indicated in the table below, addresses of named beneficial owners are in care of Centessa, 3rd Floor, 1 Ashley Road, Altrincham, Cheshire, United Kingdom, WA14 2DT.

	Shares beneficially owned
Name and address of beneficial owner	Number	Percentage
5% or Greater Stockholders:
Entities affiliated with Medicxi (1)	19,963,157	12.90%
Avoro Capital Advisors LLC (2)	14,555,555	9.41%
FMR LLC (3)	10,999,793	7.11%
Adage Capital Management, L.P. (4)	10,035,000	6.49%
Entities affiliated with Index Ventures (5)	9,961,789	6.44%
Directors and Named Executive Officers:
Francesco De Rubertis, Ph.D.	—	—
Mary Lynne Hedley, Ph.D. (6)	352,474	*
Samarth Kulkarni, Ph.D. (7)	352,474	*
Carol Stuckley, M.B.A. (8)	352,474	*
Arjun Goyal, M.D., M.Phil, M.B.A. (9)	671,155	*
Brett Zbar, M.D.(10)	208,570	*
Mathias Hukkelhoven (11)	192,000	*
Mario Alberto Accardi, Ph.D. (12)	285,507	*
Iqbal Hussain (13)	927,624	*
John Crowley (14)	385,915	*
Saurabh Saha, M.D., Ph.D.(15)	495,218	*
All directors and executive officers as a group (16 persons)	6,567,159	4.09%

*	Represents beneficial ownership of less than one percent.

(1)

Consists of (a) 4,398,519 Centessa ADSs representing ordinary shares held by Medicxi Ventures I LP, a Jersey limited partnership (“Medicxi Ventures I”), (b) 55,677 Centessa ADSs representing ordinary shares held by Medicxi Co-Invest I LP, a Jersey limited partnership (“Medicxi Co-Invest I”), (c) 3,936,970 Company Shares held by Medicxi Growth I LP, a Jersey limited partnership (“Medicxi Growth I”), (d) 93,526 Centessa ADSs representing ordinary shares held by Medicxi Growth Co-Invest I LP, a Jersey limited partnership (“Medicxi Growth Co-Invest I”), (e) 11,197,303 Centessa ADSs representing ordinary shares held by Medicxi Secondary I LP, a Jersey limited partnership (“Medicxi Secondary I”), and (f) 281,162 Centessa ADSs representing ordinary shares held by Medicxi Secondary Co-Invest I LP, a Jersey limited partnership (“Medicxi Secondary Co-Invest I” and, together with Medicxi Ventures I, Medicxi Co-Invest I, Medicxi Growth I, Medicxi Growth Co-Invest I, Medicxi Secondary I and Medicxi Secondary Co-Invest I, the “Medicxi Funds”). Medicxi Ventures I GP Limited, a Jersey limited liability company (“MVI GP”), is the sole managing general partner of Medicxi Ventures I and Medicxi Co-Invest I, and Medicxi Ventures Management (Jersey) Limited, a Jersey limited liability company (“Medicxi Manager”), is the sole manager of Medicxi Ventures I and Medicxi Co-Invest I. MVI GP and Medicxi Manager may be deemed to have voting and dispositive power over the Centessa ADSs held by Medicxi Ventures I and Medicxi Co-Invest I. Medicxi Growth I GP Limited, a Jersey limited liability company (“MGI GP”), is the sole managing general partner of Medicxi Growth I and Medicxi Growth Co-Invest I, and Medicxi Manager is the sole manager of Medicxi Growth I and Medicxi Growth Co-Invest I. MGI GP and Medicxi Manager may be deemed to have voting and dispositive power over the Centessa ADSs held by Medicxi Growth I and Medicxi Growth Co-Invest I. Medicxi Secondary I GP Limited, a Jersey limited liability company (“MSI GP”), is the sole managing general partner of Medicxi Secondary I and Medicxi Secondary Co-Invest I, and Medicxi Manager is the sole manager of Medicxi Secondary I and Medicxi Secondary Co-Invest I. MSI GP and Medicxi Manager may be deemed to have voting and dispositive power over the Centessa ADSs held by Medicxi Secondary I and Medicxi Secondary Co-Invest I. Francois Chesnay, Andrew Wignall, Richard Lee, Giles Johnstone-Scott, Gailina Liew, and Nigel Crocker are members of the board of directors of the Medicxi Manager, and investment and voting decisions with respect to the shares held by the Medicxi Funds are made by such directors collectively. Medicxi Ventures (UK) LLP and Medicxi Ventures (Jersey) Limited act as sub-advisers to Index Ventures Life VI (Jersey) Limited, which acts as the adviser to Index Ventures Life VI (Jersey) LP, and as such the Medicxi Funds, Index Ventures Life VI (Jersey) LP and Yucca (Jersey) SLP may be deemed to be members of a “group” as defined in Rule 13d-5 of the Exchange Act (see note (2) below). The share ownership reported by the Medicxi Funds does not include any Centessa ADSs beneficially owned by Index Ventures Life VI (Jersey) LP and Yucca (Jersey) SLP, and each of the Medicxi Funds and their affiliates disclaim beneficial ownership of the securities beneficially owned by Index Ventures Life VI (Jersey) LP, Yucca (Jersey) SLP and their affiliates. The address of the principal business office of each of the Medicxi Funds is c/o Intertrust Fund Services (Jersey) Limited, 44 Esplanade, St. Helier, Jersey JE4 9WG.
(2)

Based in part on a Schedule 13G/A filed with the SEC on February 17, 2026, Avoro Capital Advisors LLC, or Avoro, has sole voting power over 14,555,555 Centessa ADSs representing ordinary shares and sole dispositive power over 14,555,555 Centessa ADSs representing ordinary shares. Avoro provides investment advisory and management services and has acquired the securities solely for investment purposes on behalf of Avoro Life Sciences Fund LLC. Behzad Aghazadeh serves as the portfolio manager and controlling person of Avoro. The principal business office of Avoro Capital Advisors LLC is 110 Greene Street, Suite 800, New York, New York 10012.

(3)

Based in part on a Schedule 13G/A filed by FMR LLC on February 6, 2026. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act (“Fidelity Funds”) advised by Fidelity Management & Research Company, a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds’ Boards of Trustees. Fidelity Management & Research Company carries out the voting of the shares under written guidelines established by the Fidelity Funds’ Boards of Trustees. The address for FMR LLC is 245 Summer Street, Boston, MA 02210.
(4)

Based in part on a Schedule 13G/A filed by Adage Capital Management, L.P. (“ACM”), Adage Capital Partners, L.P. (“ACP”), Robert Atchinson, and Phillip Gross (collectively, the “Reporting Persons”) with the SEC on November 13, 2025. ACP directly holds Centessa ADSs representing ordinary shares. ACM serves as the investment manager of ACP and, accordingly, may be deemed to beneficially own the securities held by ACP. Mr. Atchinson, as the managing member of Adage Capital Advisors, L.L.C. (“ACA”) and Adage Capital Partners GP, L.L.C. (“ACPGP”), the general partner of ACP, and as the managing member of Adage Capital Partners LLC (“ACPLLC”), the general partner of ACM, controls ACPGP and ACPLLC and, accordingly, may be deemed to beneficially own the securities held by ACP. Mr. Gross, as the managing member of ACA and ACPGP and as the managing member of ACPLLC, controls ACPGP and ACPLLC and, accordingly, may be deemed to beneficially own the securities held by ACP. The address of the principal business office of each of the Reporting Persons is 200 Clarendon Street, 52nd Floor, Boston, Massachusetts 02116.

(5)

Consists of (i) 9,812,368 Centessa ADSs representing ordinary shares held by Index Ventures Life VI (Jersey) LP, a Jersey limited partnership (“Index Ventures Life VI”), and (ii) 149,421 Centessa ADSs representing ordinary shares held by Yucca (Jersey) SLP, a Jersey separate limited partnership (“Yucca”). Index Venture Life Associates VI Limited, a Jersey limited liability company (“Index Venture Life VI GP”), is the managing general partner of Index Ventures Life VI. Yucca administers the Index Ventures Life VI co-investment vehicle that is contractually required to mirror the investment in the shares by Index Ventures Life VI. Index Venture Life VI GP may be deemed to have voting and dispositive power over the shares held by Index Ventures Life VI and Yucca. David Hall, Phil Balderson, Brendan Boyle and Luke Aubert are members of the board of directors of Index Venture Life VI GP, and investment and voting decisions with respect to the Centessa ADSs held by Index Ventures Life VI are made by such directors collectively and investment and voting decisions with respect to the shares held by Yucca are deemed to be made by such directors collectively. Medicxi Ventures (UK) LLP and Medicxi Ventures (Jersey) Limited act as sub-advisers to Index Ventures Life VI (Jersey) Limited, which acts as the adviser to Index Ventures Life VI, and as such the Medicxi Funds, Index Ventures Life VI and Yucca may be deemed to be members of a “group” as defined in Rule 13d-5 of the Exchange Act (see note (1) above). The share ownership reported by Index Ventures Life VI and Yucca does not include any Centessa ADSs beneficially owned by the Medicxi Funds, and each of Index Ventures Life VI and Yucca and their affiliates disclaim beneficial ownership of the securities beneficially owned by the Medicxi Funds and their affiliates. The address of the principal business office of Index Ventures Life VI is c/o Intertrust Fund Services (Jersey) Limited, 44 Esplanade, St. Helier, Jersey JE4 9WG. The address of the principal business office of Yucca is c/o EFG Fund Administration Limited, 5th Floor, 44 Esplanade, St Helier, Jersey, JE1 3FG.

(6)	Consists of 352,474 ordinary shares underlying options directly held by Dr. Hedley exercisable within 60 days of April 10, 2026.
(7)	Consists of 352,474 ordinary shares underlying options directly held by Dr. Kulkarni exercisable within 60 days of April 10, 2026.
(8)	Consists of 352,474 ordinary shares underlying options directly held by Ms. Stuckley exercisable within 60 days of April 10, 2026.
(9)	Consists of (i) 462,585 ordinary shares held by Dr. Goyal and (ii) 208,570 ordinary shares underlying options directly held by Dr. Goyal exercisable within 60 days of April 10, 2026.
(10)

Consists of 208,570 ordinary shares underlying options directly held by Dr. Zbar exercisable within 60 days of April 10, 2026. Dr. Zbar holds such options solely for the benefit of General Atlantic Service Company, L.P. Dr Zbar disclaims beneficial ownership of the options and the underlying ordinary shares, except to the extent of his pecuniary interest therein, if any.

(11)	Consists of 192,000 ordinary shares underlying options directly held by Dr. Hukkelhoven exercisable within 60 days of April 10, 2026.
(12)

Consists of (i) 138,511 ordinary shares held by Dr. Accardi, (ii) 145,727 ordinary shares underlying options directly held by Dr. Accardi exercisable within 60 days of April 10, 2026, and (iii) 1,269 ordinary shares underlying restricted stock unit awards directly held by Dr. Accardi that will vest within 60 days of April 10, 2026.
(13)

Consists of (i) 19,620 ordinary shares held by Mr. Hussain, (ii) 5,500 ordinary shares held by Mr. Hussain’s spouse, and (iii) 902,504 ordinary shares underlying options directly held by Mr. Hussain exercisable within 60 days of April 10, 2026.

(14)	Consists of 385,915 ordinary shares underlying options directly held by Mr. Crowley exercisable within 60 days of April 10, 2026.
(15)

Consists of (i) 53,083 ordinary shares held by Dr. Saha, (ii) 38,000 ordinary shares held by a trust, for which Dr. Saha and his spouse serve as trustees, and (iii) 404,135 ordinary shares underlying options directly held by Dr. Saha exercisable within 60 days of April 10, 2026.

MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTIONS

The following discussion summarizes the material U.S. federal income tax consequences to U.S. holder (as defined below) of the receipt of cash and CVRs in exchange for Company Shares or Company ADSs pursuant to the Transactions. It is not intended to be a complete analysis or description of all potential U.S. federal income tax consequences of the Transactions. This discussion is based upon the provisions of the Code, the U.S. Treasury Regulations promulgated thereunder and judicial and administrative rulings, all as in effect as of the date of this proxy statement and all of which are subject to change or varying interpretation, possibly with retroactive effect. Any such changes could affect the accuracy of the statements and conclusions set forth herein. We have not sought and will not seek any rulings from the U.S. Internal Revenue Service (the “IRS”) regarding the matters discussed below, and there can be no assurance the IRS or a court will not take a contrary position to that discussed below.

This discussion is limited to holders of Company Shares and Company ADSs that hold their Company Shares or Company ADSs as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a holder of Company Shares or Company ADSs in light of such holder’s particular circumstances, nor does it discuss the special considerations applicable to holders of Company Shares or Company ADSs subject to special treatment under the U.S. federal income tax laws, such as, for example, banks and other financial institutions, mutual funds, partnerships or other pass-through entities or arrangements and their partners, members, or investors, tax-exempt organizations or governmental organizations, U.S. expatriates and former citizens or long-term residents of the United States, retirement or other tax-deferred accounts, insurance companies, brokers, dealers, or traders in securities or non-U.S. currencies, controlled foreign corporations, passive foreign investment companies, corporations that accumulate earnings to avoid U.S. federal income tax, real estate investment trusts or regulated investment companies, holders who hold or received Company Shares or Company ADSs pursuant to the exercise of any employee stock option or otherwise as compensation, “qualified foreign pension funds”, holders subject to the alternative minimum tax, holders who hold their Company Shares or Company ADSs as part of a hedge, straddle, constructive sale or conversion transaction, persons deemed to sell Company Shares or Company ADSs under the constructive sale provisions of the Code, U.S. holders (as defined below) whose functional currency is not the U.S. dollar, accrual method holders who prepare an “applicable financial statement” (as defined in Section 451 of the Code) and holders who own or have owned (directly, indirectly or constructively) 5% or more of the Company Shares or Company ADSs (by vote or value). In addition, this discussion does not address any tax consequences arising under the laws of any state, local or non-U.S. jurisdiction or U.S. federal non-income tax consequences (e.g., the federal estate or gift tax) or the application of the Medicare tax on net investment income under Section 1411 of the Code nor does it address any considerations with respect to the Foreign Account Tax Compliance Act of 2010 (including the U.S. Treasury Regulations promulgated thereunder and any intergovernmental agreements entered into in connection therewith and any laws, regulations or practices adopted in connection with any such agreement).

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds Company Shares or Company ADSs, the tax treatment of a partner in such partnership will generally depend on the status of the partner, activities of the partnership, and certain determinations made at the partner level. Accordingly, entities or arrangements treated as partnerships for U.S. federal income tax purposes holding Company Shares or Company ADSs (and the partners in such partnerships) should consult their tax advisors regarding the U.S. federal income tax consequences to them of the Transactions.

This discussion is for informational purposes only and is not tax advice. All holders should consult their tax advisors to determine the particular tax consequences to them (including the application and effect of any state, local or non-U.S. income and other tax laws) of the receipt of cash and CVRs in exchange for Company Shares or Company ADSs pursuant to the Transactions.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of Company Shares or Company ADSs that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•

a corporation (including any entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

•

a trust, if (1) its administration is subject to the supervision of a court within the United States and one or more “United States persons”, within the meaning of Section 7701(a)(30) of the Code, have the authority to control all substantial decisions of the trust or (2) it has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a “United States person” for U.S. federal income tax purposes.

A “non-U.S. holder” is a beneficial owner (other than a partnership or an entity or arrangement classified as a partnership for U.S. federal income tax purposes) of Company Shares or Company ADSs that is not a U.S. holder.

Material U.S. Federal Income Tax Consequences to U.S. Holders

The receipt of cash and CVRs by U.S. holders in exchange for Company Shares or Company ADSs pursuant to the Transactions will be a taxable transaction for U.S. federal income tax purposes.

The amount of gain or loss a U.S. holder recognizes, and the timing and potential character of a portion of such gain or loss, depends on the U.S. federal income tax treatment of the CVRs. The installment method of reporting any gain attributable to the receipt of or payments on the CVRs generally will not be available because the Company Shares and Company ADSs are traded on an established securities market. There is no legal authority directly addressing the U.S. federal income tax treatment of the receipt of the CVRs in connection with the Transactions, and the U.S. federal income tax treatment of the CVRs is subject to uncertainty.

Pursuant to U.S. Treasury regulations addressing contingent payment obligations analogous to the CVRs, if the fair market value of the CVRs is “reasonably ascertainable,” a U.S. holder should treat the transactions as “closed transactions” and include the fair market value of the CVRs as additional consideration received in the Transactions for purposes of determining gain or loss. On the other hand, if the fair market value of the CVRs cannot be reasonably ascertained, a U.S. holder should treat the transactions as “open transactions” for purposes of determining gain or loss. These U.S. Treasury regulations state that only in “rare and extraordinary” cases would the value of contingent payment obligations not be reasonably ascertainable. There is no authority directly addressing whether contingent payment rights with characteristics similar to the rights under a CVR should be treated as “open transactions” or “closed transactions,” and such question is inherently factual in nature. Accordingly, U.S. holders are urged to consult their own tax advisors regarding this issue. Parent intends to, and pursuant to the CVR Agreement the Company and stockholders that are subject to U.S. federal income taxes shall, treat such stockholder’s receipt of a CVR pursuant to the Transactions as the receipt of additional consideration paid in the Transactions as part of a “closed transaction” for U.S. federal income tax purposes.

Treatment as a Closed Transaction. As part of a closed transaction for U.S. federal income tax purposes, a U.S. holder who sells Company Shares or Company ADSs pursuant to the Transactions generally will, subject to the

PFIC rules discussed below under “—PFIC Considerations,” recognize capital gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between (i) the amount of cash received plus the fair market value (determined as of the closing of the Transactions, as the case may be) of any CVRs received and (ii) the U.S. holder’s adjusted tax basis in the Company Shares or Company ADSs sold pursuant to the Transactions. The proper method to determine the fair market value of a CVR is not clear, but it is possible that the trading value of the Company Shares or Company ADSs would be considered along with other factors in making that determination. Any capital gain or loss recognized will be long-term capital gain or loss if your holding period for such Company Shares or Company ADSs exceeds one year as of the closing of the Transactions. The deductibility of capital losses is subject to limitations. Gain or loss generally will be determined separately for each block of Company Shares or Company ADSs (that is, Company Shares or Company ADSs acquired at the same cost in a single transaction) exchanged pursuant to the Transactions.

A U.S. holder’s initial tax basis in a CVR received in the Transactions would equal the fair market value of such CVR as of the closing of the Transactions, as determined for U.S. federal income tax purposes. The holding period for a CVR would begin on the day following the date of the closing of the Transactions.

Lilly intends to provide the Rights Agent with Lilly’s determination of the fair market value of the CVRs and otherwise use commercially reasonable efforts to cooperate with the Rights Agent to send to each U.S. holder an IRS Form 1099-B reflecting such fair market value of the CVRs issued in the Transactions. Lilly’s determination is not binding on the IRS as to the U.S. holder’s tax treatment or the fair market value of the CVRs. The tax information provided to a U.S. holder and the IRS on IRS Form 1099-B that are not prepared by the Rights Agent for the year of the Transactions may reflect only the cash amounts paid to the U.S. holder in the Transactions and not the fair market value of the U.S. holder’s interest in payments made (or to be made) on the CVRs. Accordingly, a U.S. holder that treats the Transactions as a “closed transaction” for U.S. federal income tax purposes may receive an IRS Form 1099-B reporting an amount received that is less than the amount such U.S. holder will realize in the year of the closing of the Transactions. In addition, any IRS Form 1099-B a U.S. holder receives with respect to payments on the CVRs may reflect the entire amount of the CVR payments paid to the U.S. holder and therefore may not take into account the fact that the U.S. holder already included the value of such payments in such U.S. holder’s amount realized in the year of the closing of the Transactions. As a result, U.S. holders reporting under this method should not rely on the amounts reported to them on IRS Forms 1099-B with respect to the Transactions. Holders are urged to consult their tax advisors regarding how to accurately report their income under this method.

As noted above, there is no authority directly addressing the U.S. federal income tax treatment of contingent payment rights with characteristics similar to the rights under the CVRs and, therefore, the amount, timing and character of any gain, income or loss with respect to the CVRs is uncertain. For example, payments with respect to the CVRs could be treated as payments with respect to a sale or exchange of a capital asset or as giving rise to ordinary income. It is also possible that, were a payment to be treated as being with respect to the sale of a capital asset, a portion of such payment would constitute imputed interest, as described below. Lilly intends to treat any payment received by a U.S. holder in respect of such CVRs (except to the extent any portion of such payment is required to be treated as imputed interest, as described below) as an amount realized on the disposition of all or a portion of the CVR (as applicable) by the U.S. holder. Assuming that this method of reporting is correct, a U.S. holder should recognize gain or loss equal to the difference between such payment (less any portion of such payment required to be treated as imputed interest, as described below) and the U.S. holder’s adjusted tax basis in the applicable portion of the CVR. The gain or loss will be long-term capital gain or loss if the U.S. holder has held the CVR for more than one year at the time of such payment. Additionally, a U.S. holder may recognize loss to the extent of any remaining basis after the expiration of any right to cash payments under such U.S. holder’s CVR. The deductibility of capital losses is subject to limitations. U.S. holders should consult their tax advisors regarding the tax treatment of the CVRs, including the allocation of a U.S. holder’s adjusted tax basis among the applicable portions of the CVR.

Treatment as an Open Transaction. If, contrary to the intended reporting position as set forth above and in the CVR Agreement, the transactions are treated as an “open transaction” for U.S. federal income tax purposes, the fair market value of the CVRs would not be treated as additional consideration for the Company Shares or Company ADSs at the time the CVRs are received in the Transactions, and the U.S. holder would have no tax basis in the CVRs. Instead, the U.S. holder would take payments under the CVRs into account when made or deemed made in accordance with the U.S. holder’s regular method of accounting for U.S. federal income tax purposes. A portion of such payments would be treated as imputed interest income under Section 483 of the Code (as discussed below) and the balance, in general, as additional consideration for the disposition of t Company Shares and Company ADSs. Payments of cash pursuant to the Transactions, plus the portion of payments on the CVRs not treated as imputed interest under Section 483 of the Code, will generally first be applied to reduce a U.S. holder’s adjusted tax basis in the Company Shares or Company ADSs exchanged in the Transactions. A U.S. holder will then recognize capital gain to the extent of any cash received pursuant to the Transactions and the portion of payments in respect of the CVRs not treated as imputed interest received that is in excess of the U.S. holder’s adjusted tax basis in the Company Shares Company ADSs exchanged in the Transactions. Subject to the PFIC rules discussed below under “—PFIC Considerations,” a U.S. holder will recognize capital loss to the extent of any remaining basis after the basis reduction described above, although it is possible that such U.S. holder may not be able to recognize such loss until the resolution of all contingencies under the CVRs or possibly until such U.S. holder’s abandonment of the U.S. holder’s CVRs. Any such capital gain or loss will generally be long-term capital gain or loss if the Company Shares or Company ADSs were held for more than one year prior to such disposition. The deductibility of capital losses is subject to certain limitations.

As discussed above, Lilly intends to, and pursuant to the CVR Agreement the Company and stockholders that are subject to U.S. federal income taxes shall, treat the Transactions as a “closed transaction” for U.S. federal income tax purposes.

If the receipt of a CVR pursuant to the Transactions is treated as an open transaction for U.S. federal income tax purposes, the fair market value of the CVR will not be treated as additional consideration for the Company Shares or Company ADSs at the time the CVR is received, and the U.S. holder will not have any tax basis in the CVR. Instead, the U.S. holder will take payments under a CVR into account when made or deemed made in accordance with the U.S. holder’s regular method of accounting for U.S. federal income tax purposes. Generally, a portion of such payments will be treated as imputed interest, as described in more detail below, and the balance as additional consideration recognized in exchange for the Company Shares or Company ADSs. Although not entirely clear, and subject to the PFIC rules discussed below under “—PFIC Considerations,” the cash consideration and the portion of payment on any CVR that is not treated as imputed interest will generally be applied first against a U.S. holder’s adjusted tax basis in the Company Shares or Company ADSs and any excess thereafter treated as capital gain. A U.S. holder will recognize capital loss with respect to any Company Shares or Company ADSs to the extent that the holder’s adjusted tax basis in such Company Shares or Company ADSs exceeds the cash consideration plus the payment (other than imputed interest), if any, in respect of the CVR, and a U.S. holder may not be able to recognize such loss until the resolution of all contingencies under the CVR. Any such capital gain or loss will be long-term capital gain or loss if the U.S. holders’ holding period in the Company Shares or Company ADSs exceeds one year. The deductibility of capital losses is subject to limitations. Gain or loss generally will be determined separately for each block of Company Shares or Company ADSs (that is, Company Shares or Company ADSs acquired at the same cost in a single transaction) exchanged pursuant to the Transactions.

Imputed Interest. If payment with respect to a CVR is made more than one year after the Effective Time, a portion of the payment may be treated as imputed interest that is ordinary income to a U.S. holder. Parent intends to report to U.S. holders imputed interest on the CVRs pursuant to Section 483 of the Code, except as required by applicable law. The portion of any payment made with respect to a CVR treated as imputed interest under Section 483 of the Code will be determined at the time such payment is made and generally should equal the excess of (1) the amount of the payment in respect of the CVRs over (2) the present value of such amount as of the Effective Time, calculated using the applicable federal rate as the discount rate. A U.S. holder must include in its taxable income imputed interest under Section 483 of the Code using such holder’s regular method of accounting for U.S. federal income tax purposes.

PFIC Considerations

If Centessa is treated as a passive foreign investment company (a “PFIC”) with respect to a U.S. holder, unless such U.S. holder has made certain elections, any gain such U.S. holder recognizes on the disposition of Company Shares or Company ADSs in the Transactions would be subject to the following rules:

•	the gain will be allocated ratably over the U.S. holder’s holding period for the Company Shares or Company ADSs;

•

the amount allocated to the taxable year of the Transactions, and any taxable year in the U.S. holder’s holding period prior to the first taxable year in which Centessa is treated as a PFIC with respect to such U.S. holder, will be treated as ordinary income; and

•

the amount allocated to each other year will be subject to the highest tax rate in effect for individuals or corporations, as applicable, for each such year and the interest charge generally applicable to underpayments of tax will be imposed on the resulting tax attributable to each such year.

A non-U.S. corporation, such as Centessa, is classified as a PFIC for any taxable year if, after the application of certain “look-through” rules, (a) at least seventy-five percent (75%) of its gross income is passive income, or (b) at least fifty percent (50%) of the average value of its assets consists of assets that produce, or are held for the production of, passive income. For purposes of these tests, passive income includes dividends, interest, gains from the sale or exchange of investment property and certain rents and royalties.

Based on the composition of Centessa’s income and assets over time, Centessa believes that it was not a PFIC for any taxable year ended on or prior to December 31, 2025. Based on the current and expected composition of Centessa’s income and assets, Centessa does not expect to be a PFIC for the current taxable year. However, there is uncertainty as to whether Centessa was or will be a PFIC and no assurances regarding PFIC status can be provided for any taxable year, including the current taxable year. Furthermore, although a non-U.S. corporation’s PFIC status is determined annually, if Centessa were classified as a PFIC for any taxable year during which a U.S. holder held Company Shares or Company ADSs, Centessa would generally continue to be treated as a PFIC with respect to such U.S. holder in subsequent years, even if Centessa ceased to be a PFIC.

U.S. holders who have made a mark-to-market election, “qualified electing fund” election or “deemed sale” election are subject to certain special rules different from those described above.

The PFIC rules are extremely complex. Each U.S. holder should consult their tax advisors regarding the potential application of the PFIC rules to their disposition of Company Shares or Company ADSs in connection with the Transactions, and the consequences of any mark-to-market election, “qualified electing fund” election, or “deemed sale” election, if applicable.

Information Reporting and Backup Withholding

Holders may, under certain circumstances, be subject to information reporting and backup withholding with respect to the cash and CVRs received pursuant to the Transactions, unless such holder properly establishes an exemption (including by establishing its status as a non-U.S. holder) or provides its correct taxpayer identification number and otherwise complies with the applicable requirements of the backup withholding rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules can be refunded or credited against a holder’s U.S. federal income tax liability, if any, provided that such holder furnishes the required information to the IRS in a timely manner.

Holders should consult their tax advisors regarding the information reporting and backup withholding requirements in connection with their receipt of cash and CVRs pursuant to the Transactions.

MATERIAL UNITED KINGDOM TAX CONSEQUENCES OF THE TRANSACTIONS

The following discussion is a summary of certain aspects of the UK taxation treatment of certain Company Shareholders or Company ADS holders in respect of the receipt of cash and CVRs in exchange for Company Shares or Company ADSs pursuant to the Transactions. It does not constitute legal or tax advice and does not purport to be a complete analysis of all tax considerations relating to the Transactions. The discussion is based on current UK legislation as applied in England and Wales and what is understood to be current HM Revenue and Customs (“HMRC”) practice (which may not be binding on HMRC), both of which are subject to change, possibly with retrospective effect.

The following discussion is intended as a general guide to limited aspects of the UK taxation treatment of the receipt of cash and CVRs in exchange for Company Shares or Company ADSs pursuant to the Transactions and, in particular, does not deal with certain types of Company Shareholders or Company ADS holders such as (but not limited to) charities, trustees, pension schemes, traders, brokers, dealers in securities, market makers, banks, financial institutions, investment companies, persons exempt from taxation, persons who have or could be treated for tax purposes as having acquired their Company Shares or Company ADSs by reason of their employment or as carried interest, collective investment schemes, persons holding Company Shares or Company ADSs as part of hedging or conversion transactions, persons subject to UK tax on the remittance basis and insurance companies. The tax treatment may be different for Company Shareholders or Company ADS holders who acquired their Company Shares or Company ADSs pursuant to the Company Equity Awards. Nothing in this discussion should be taken as providing personal tax advice and, in particular, the following paragraphs do not refer to UK inheritance tax.

References below to “UK Shareholders” are to Company Shareholders or Company ADS holders (a) who are resident for tax purposes in, and only in, the UK, and, in the case of individuals, to whom “split year” treatment does not apply and who are domiciled for tax purposes only in the UK; (b) who hold their Company Shares or Company ADSs as an investment (other than under a self-invested personal pension plan or individual savings account); and (c) who are the absolute beneficial owners of their Company Shares (including Company Shares underlying a Company ADS holders’ Company ADSs) or Company ADSs.

IF YOU ARE IN ANY DOUBT ABOUT YOUR TAX POSITION OR YOU ARE SUBJECT TO TAXATION IN ANY JURISDICTION OTHER THAN THE UNITED KINGDOM, YOU SHOULD CONSULT AN APPROPRIATELY QUALIFIED INDEPENDENT PROFESSIONAL ADVISER IMMEDIATELY.

Company Shares or Company ADSs

UK Taxation of Disposals - UK Shareholders

UK Shareholders whose Company Shares or Company ADSs are transferred pursuant to the Scheme of Arrangement will be disposing of them for the purposes of UK capital gains tax (“CGT”) or corporation tax on chargeable gains (as applicable).

A disposal of Company shares or Company ADSs by a UK Shareholder may, depending on the UK Shareholder’s circumstances and subject to any available allowances, exemptions and reliefs (such as the annual exempt amount for individuals), give rise to a chargeable gain or an allowable loss for the purposes of UK taxation on chargeable gains.

Individuals

Subject to available reliefs, exemptions or allowances, chargeable gains arising on a disposal of Company Shares or Company ADSs by an individual UK Shareholder will be subject to CGT at the rate (for the tax year starting April 6, 2026) of 18 percent or 24 percent depending on the individual’s personal circumstances, including other taxable income and gains in the relevant tax year. Any chargeable gain or allowable loss will be calculated by reference to the sterling equivalent, computed at the applicable spot rate on the closing date, of: (a) the US dollar Cash Consideration received by the individual UK Shareholder, plus (b) the maximum amount of Milestone Payments pursuant to the CVR Agreement that such individual UK Shareholder is entitled to receive.

No indexation allowance will be available to an individual UK Shareholder in respect of any disposal of Company Shares or Company ADSs. The CGT annual exemption (currently £3,000 from 6 April 2026) may, however, be available to individual UK Shareholders to offset against chargeable gains realized on the disposal of their Company Shares or Company ADSs (to the extent not otherwise utilised by such individual UK Shareholder).

Corporates

Subject to available reliefs, exemptions or allowances, chargeable gains arising on a disposal of Company Shares or Company ADSs by a UK Shareholder within the charge to UK corporation tax will be subject to UK corporation tax at the rate of UK corporation tax applicable to that UK Shareholder.

The consideration received by a UK shareholder for the purposes of calculating UK corporation tax on any chargeable gains arising from the disposal of the Company Shares or Company ADSs shall be: (a) the US dollar Cash Consideration received by the UK Shareholder, plus (b) the maximum amount of Milestone Payments pursuant to the CVR Agreement that such UK Shareholder is entitled to receive.

For UK Shareholders who are companies whose relevant currency for the purposes of Section 9C of the Corporation Tax Act 2010 at the closing date is sterling, any chargeable gain or loss should be calculated in sterling, converting any US dollar consideration into sterling at the applicable spot rate on the closing date. For UK Shareholders who are companies whose relevant currency for the purposes of Section 9C of the Corporation Tax Act 2010 at the closing date is not sterling, any chargeable gain or loss should first be calculated in the company’s relevant currency, converting any consideration not in the relevant currency into the relevant currency at the applicable spot rate on the closing date, and then the resulting gain or loss should be converted from the relevant currency into sterling using the applicable spot rate on the closing date.

For UK Shareholders within the charge to UK corporation tax, indexation allowance may be available where Company Shares or Company ADSs were acquired prior to December 31, 2017 in respect of the period of ownership of the Company Shares or Company ADSs up to and including December 31, 2017 to reduce any chargeable gain arising (but not to create or increase any allowable loss) on the disposal of their Company Shares or Company ADSs pursuant to the Transactions.

Stamp Duty and Stamp Duty Reserve Tax (“SDRT”)

Any stamp duty or SDRT payable as a result of the transfer of the Company Shares under the Scheme of Arrangement will not be payable by the Company Shareholders or Company ADS holders.

HOUSEHOLDING OF PROXY MATERIALS

The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our Company Shareholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple Company Shareholders who share an address, unless we received contrary instructions from the impacted Company Shareholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any Company Shareholder at the shared address to which a single copy of those documents was delivered. If you are a Company Shareholder and your household received a single set of proxy materials this year, but you would prefer to receive your own copy, or if you currently share an address with another Company Shareholder and wish to receive only one copy of proxy materials either now or in future for your household, please contact your bank or broker. If you have requested to be removed from the householding program, you will be removed within 30 days of receipt of your instructions at which time you will then be sent separate copies of the documents. If you hold Company Shares and you prefer to receive separate copies of proxy materials either now or in the future, please contact the Depositary, your brokerage firm or bank, as applicable.

WHERE YOU CAN FIND MORE INFORMATION

The SEC allows us to “incorporate by reference” information into this proxy statement, which means that we can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information in this proxy statement or incorporated by reference subsequent to the date of this proxy statement. This proxy statement incorporates by reference the documents set forth below that we have previously filed with the SEC. These documents contain important information about us and our financial condition and are incorporated by reference into this proxy statement. Statements contained in this proxy statement, or in any document incorporated by reference in this proxy statement, regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC.

The following Company filings with the SEC are incorporated by reference:

•	Centessa’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the SEC on March 31, 2026;

•	Centessa’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2026 filed with the SEC on May 5, 2026;

•

Those portions of our definitive Proxy Statement on Schedule 14A for our 2026 Annual Meeting of Shareholders, filed on April 29, 2026, that are incorporated by reference in our Annual Report on Form 10-K for the year ended December 31, 2025; and

•

Centessa’s Current Report on Form 8-K/A filed with the SEC on January 7, 2026 and Centessa’s Current Reports on Form 8-K filed on February  13, 2026 and March 31, 2026 (other than, in each case, the portions of such documents not deemed to be filed).

We also incorporate by reference into this proxy statement any documents filed by us with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act between the date of this proxy statement and the earlier of the date of the Company Shareholder Meetings or the termination of the Transaction Agreement. The information provided on our website is not part of this proxy statement and therefore is not incorporated by reference herein.

Information furnished under Item 2.02 or Item 7.01 of any Current Report on Form 8-K, including related exhibits, is not and will not be incorporated by reference into this proxy statement.

Company Shareholders may obtain free copies of the documents filed with the SEC by Centessa through the SEC’s website, www.sec.gov, or through the Investors section of our website, www.centessa.com, and the “Financials - SEC Filings” section therein. The information included on our website is not incorporated by reference into this proxy statement.

You may obtain any of the documents incorporated by reference into this proxy statement, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference into those documents, without charge, by requesting them in writing from us at the following address:

Centessa Pharmaceuticals PLC

Attention: Chief Legal Officer

Email: legal@centessa.com

3rd Floor 1 Ashley Road, Altrincham, Cheshire

United Kingdom, WA14 2DT

If you would like to request documents from us, please do so by June 5, 2026, to receive them before the Company Shareholder Meetings.

Annex A

Execution Version

TRANSACTION AGREEMENT

among

ELI LILLY AND COMPANY,

LDH XV CORPORATION

and

CENTESSA PHARMACEUTICALS PLC

Dated as of March 31, 2026

A-i

A-ii

Annexes

Annex I	Form of Contingent Value Rights Agreement
Annex II	Form of Company Shareholder Resolution
Annex III	Form of Scheme of Arrangement

A-iii

TRANSACTION AGREEMENT

This TRANSACTION AGREEMENT, dated as of March 31, 2026 (this “Agreement”), is entered into by and among Eli Lilly and Company, an Indiana corporation (“Parent”), LDH XV Corporation, a Delaware corporation and direct wholly owned Subsidiary of Parent (“Purchaser”), and Centessa Pharmaceuticals plc, a public limited company registered in England and Wales (the “Company” and, together with Parent and Purchaser, the “Parties”).

WHEREAS, the Parties intend that the entire issued and to be issued share capital of the Company be acquired by Purchaser (or, at Parent’s election (i) in respect of any or all of the Remnant Shares, its nominee(s) and (ii) in respect of the Depositary Shares, the DR Nominee) by means of the Scheme of Arrangement on the terms and subject to the conditions set out in this Agreement;

WHEREAS, the board of directors of the Company (the “Company Board”) has resolved (i) that this Agreement, the Scheme of Arrangement, the Contemplated Transactions, the Voting and Support Agreements and the other transactions contemplated hereby and thereby are in the best interests of the Company and would promote the success of the Company for the benefit of the Company’s Shareholders as a whole, (ii) that the execution, delivery and performance by the Company of its covenants and obligations contained in this Agreement and the Scheme of Arrangement and the consummation of the Contemplated Transactions, be and are approved and (iii) to recommend to the Company Shareholders the approval of the Scheme of Arrangement at the Scheme Meeting and the passing of the Company Shareholder Resolution at the Company GM;

WHEREAS, the boards of directors of Parent and Purchaser have, on the terms and subject to the conditions set forth herein, adopted this Agreement and approved the Contemplated Transactions;

WHEREAS, concurrently with the execution and delivery of this Agreement, and as a condition and inducement to Parent’s and Purchaser’s willingness to enter into this Agreement, certain of the Company’s Shareholders have entered into irrevocable undertakings to vote (or, where applicable, cause to vote) in favor of all resolutions relating to the approval of the Scheme of Arrangement at the Scheme Meeting and the Company Shareholder Resolution at the Company GM (collectively, the “Voting and Support Agreements”); and

WHEREAS, subject to the terms and conditions of this Agreement, at or prior to the Effective Time, Parent, Purchaser and an agent selected by Parent and reasonably acceptable to the Company (the “Rights Agent”) shall enter into a Contingent Value Rights Agreement in substantially the form attached hereto as Annex I (the “CVR Agreement”).

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Parent, Purchaser and the Company hereby agree as follows:

ARTICLE I

THE CONTEMPLATED TRANSACTIONS

Section 1.1. The Contemplated Transactions. At the Effective Time, upon the terms and subject to the conditions set forth in this Agreement, Purchaser (or, at Parent’s election (a) in respect of any or all of the Remnant Shares, its nominee(s) and (b) in respect of the Depositary Shares, the DR Nominee) shall acquire the Scheme Shares pursuant to the Scheme of Arrangement. The Scheme Shares will be acquired fully paid, with full title guarantee, free and clear of all Liens (other than transfer restrictions arising under applicable securities Laws) and together with all rights at the Effective Time or thereafter attached or relating thereto, including voting rights and the right to receive and retain all dividends and other distributions (if any) and any other return of capital (whether by way of reduction of share capital or share premium account or otherwise) thereon.

Section 1.2. Closing. Subject to the provisions of this Agreement, the closing of the Contemplated Transactions (the “Closing”) will take place remotely by exchange of documents and signatures (or their electronic counterparts), as promptly as practicable (and in any event within two (2) Business Days) after the satisfaction or (to the extent permitted by Law) waiver of the conditions set forth in Article VII (excluding conditions that, by their terms, cannot be satisfied until the Closing, but subject to the satisfaction or (to the extent permitted by Law) waiver of such conditions at the Closing), or at such other place or on such other date as Parent and the Company may mutually agree (the date on which the Closing actually occurs, the “Closing Date”).

Section 1.3. Delivery of Court Order. On the Closing Date, in connection with the Closing, the Company shall (a) deliver, or cause to be delivered, the Court Order to the Registrar of Companies in England and Wales and the Scheme of Arrangement shall become effective upon such delivery in accordance with its terms (the date and time of such delivery being the time that the Scheme of Arrangement shall become effective, herein referred to as the “Effective Time”) and (b) deliver a copy of the Court Order to Parent together with appropriate evidence of the Effective Time as soon as practicable following the making of the Court Order.

ARTICLE II

TRANSFER OF SCHEME SHARES

Section 2.1. Transfer of Scheme Shares.

(a) At the Effective Time, the Scheme Shares (including, for the avoidance of doubt, the Depositary Shares) shall be transferred from the Scheme Shareholders to Purchaser (or, at Parent’s election (i) in respect of any or all of the Remnant Shares, its nominee(s) and (ii) in respect of the Depositary Shares, the DR Nominee) in accordance with the provisions of this Agreement and the Scheme of Arrangement (and without any action by the Scheme Shareholders), and the Scheme Shareholders shall cease to have any rights with respect to the Scheme Shares, except their rights, in accordance with the terms of the Scheme of Arrangement, to receive, in exchange for each Scheme Share so transferred, $38.00 in cash, without interest (the “Cash Consideration”), plus one (1) contingent value right per Scheme Share, which shall represent the right to receive the Milestone Payments (as such term is used in the CVR Agreement), if any, at the times and subject to the terms and conditions provided for in the CVR Agreement, in cash, without interest (each, a “CVR” and, collectively, the “CVRs”) (the Cash Consideration plus one (1) CVR, collectively, or any higher amount per Scheme Share paid pursuant to the terms of the Scheme of Arrangement, the “Transaction Consideration”), in each case, subject to the terms and conditions set forth in this Agreement, the CVR Agreement and the Scheme of Arrangement, and less any applicable Tax withholding. For the avoidance of doubt, the Parties acknowledge that, although the holders of Company ADSs are not Scheme Shareholders by virtue of their holdings of Company ADSs, the Depositary Shares are Scheme Shares to be transferred pursuant to the Scheme of Arrangement and accordingly, immediately following the Effective Time and as an indirect consequence of the Scheme of Arrangement, the holders of Company ADSs shall cease to have any rights with respect to the Company ADSs, except for the right to receive in respect of each Company ADS (in the case of certificated Company ADSs, upon surrendering each Company ADS to the Depositary, the Custodian or their respective nominees, as applicable) an amount of cash equal to the Cash Consideration (the “ADS Cash Consideration”), and one (1) CVR (the “ADS CVR” and, together with the ADS Cash Consideration, the “ADS Transaction Consideration”), in each case, subject to the terms and conditions set forth in this Agreement, the CVR Agreement, the Scheme of Arrangement and the Deposit Agreement and less any applicable Tax withholding. As soon as reasonably practicable after the Effective Time, and subject to the payment of all Transfer Taxes in respect of any relevant instruments of transfer (to the extent required), the register of members of the Company will be updated in accordance with this Agreement and the Scheme of Arrangement to reflect the transfer of the Scheme Shares as contemplated hereby and thereby.

(b) Prior to the Closing, Parent shall appoint a commercial bank or trust company reasonably acceptable to the Company (the “Paying Agent”) and enter into a paying agent agreement with the Paying Agent on terms reasonably acceptable to the Company. At or substantially concurrently with the Effective Time, Purchaser or Parent shall procure the deposit with the Paying Agent, for the benefit of the Scheme Shareholders, of cash in an amount sufficient to pay the aggregate amount of the Cash Consideration. All cash deposited with the Paying Agent pursuant to the preceding sentence shall hereinafter be referred to as the “Payment Fund”. Such fund shall not be used for any purpose other than as expressly set forth in this Agreement; provided that such fund may be invested by the Paying Agent as directed by Purchaser or Parent; provided, further, that such investments shall be (i) in obligations of or guaranteed by the United States of America, (ii) in commercial paper obligations rated A-1 or P-1 or better by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, respectively, (iii) in certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $10 billion, or (iv) in money market funds having a rating in the highest investment category granted by a recognized credit rating agency at the time of acquisition or a combination of the foregoing and, in any such case, no such instrument shall have a maturity that is reasonably expected to prevent or delay payments to be made pursuant to this Agreement. Such fund shall not be used for any purpose other than to pay the aggregate amount of Cash Consideration. To the extent that such fund diminishes for any reason below the level required to make prompt payment of the Cash Consideration, Purchaser or Parent shall promptly replace or restore, or cause to be replaced or restored, the lost portion of such fund so as to ensure that it is, at all times, maintained at a level sufficient to make such payments. No interest shall be paid or shall accrue for the benefit of Scheme Shareholders on the Cash Consideration. Notwithstanding anything to the contrary in this Section 2.1(b), all obligations of Purchaser with respect to the Cash Consideration required to be provided by Purchaser or Parent to the Paying Agent in respect of the Depositary Shares shall be satisfied to the extent Purchaser or Parent provides the Cash Consideration directly to the Depositary, the Custodian or their respective nominees under the Deposit Agreement, as applicable, pursuant to the procedures contemplated by Section 2.1(c). Parent shall not be required to deposit any funds related to any CVR with the Rights Agent, unless and until such deposit is required pursuant to the terms of the CVR Agreement.

(c) Prior to the Closing, the Company and Parent shall establish procedures with the Depositary that are reasonably acceptable to the Company and Parent such that (i) the Depositary, the Custodian or their respective nominees shall promptly deliver the ADS Cash Consideration to each holder of a Company ADS (less applicable Tax withholding) (in the case of certificated Company ADSs, that has duly surrendered such Company ADSs to the Depositary, the Custodian or their respective nominees, as applicable), (ii) any funds unclaimed by holders of Company ADSs shall be treated, as closely as reasonably possible and to the extent permitted by applicable Law, in the same manner as provided under Section 2.1(d), and (iii) if reasonably practicable and to the extent permitted by applicable Law, the aggregate Cash Consideration in respect of the Depositary Shares will be delivered directly by Purchaser or Parent to the Depositary, the Custodian or their respective nominees rather than through the Paying Agent. If reasonably deemed necessary by the Parties in furtherance of the establishment of such procedures, the Company shall enter into one (1) or more amendments to the Deposit Agreement that are reasonably acceptable to the Depositary, the Company and Parent, and the Parties shall deliver any certificates and opinions of counsel reasonably requested by the Depositary in connection therewith. For the avoidance of doubt, Parent shall not be required to deposit any funds related to any CVR with the Rights Agent, unless and until such deposit is required pursuant to the CVR Agreement. Parent will bear all fees, charges and expenses that the Company ADS holders are required to bear under the Deposit Agreement in connection with the Contemplated Transactions, the cancellation of the Company ADSs and the receipt of the ADS Transaction Consideration. No interest will be paid or accrued on any amount payable in respect of the Company ADSs.

(d) Any portion of the Payment Fund which has not been transferred to the holders of Scheme Shares within twelve (12) months of the Closing Date shall be delivered to Purchaser or its designee(s) promptly upon demand by Purchaser and held by Purchaser in accordance with the terms of the Scheme of Arrangement (it being understood that no such delivery shall affect any legal right that a Scheme Shareholder may have to receive the Cash Consideration), and thereafter such Scheme Shareholders shall be entitled to look only to Purchaser for, and Purchaser shall remain liable for, payment of their claims for the Cash Consideration pursuant to the provisions of this Article II and the Scheme of Arrangement.

(e) To the fullest extent permitted by applicable Law, none of Parent, Purchaser, any DR Nominee, the Company, the Paying Agent, the Depositary (or the Custodian or their respective nominees) or any other Person acting as agent for, or otherwise at the direction of, any of the foregoing Persons, including any of their respective Affiliates, directors, officers or employees, will be liable to the Company, the Scheme Shareholders or any other Person in respect of the Cash Consideration (or the ADS Cash Consideration) from the Payment Fund, any CVR or any other cash or property delivered to a public official pursuant to any applicable abandoned property, escheat or similar applicable Laws. Any amounts remaining unclaimed by such Scheme Shareholders at such time at which such amounts would otherwise escheat to or become property of any Governmental Body shall become, to the extent permitted by applicable Laws, the property of Purchaser or its designee, free and clear of all claims or interest of any Person previously entitled thereto.

(f) If, between the date of this Agreement and the Effective Time, the outstanding Company Shares shall have been changed to, or exchanged for, a different number or class of shares or securities by reason of any stock dividend, bonus issue, scrip dividend, subdivision, reorganization, merger, consolidation, reclassification, redesignation, recapitalization, share split, reverse share split, combination or exchange of shares, or a stock or scrip dividend shall be declared with a record date within such period or any similar event shall have occurred (or if the number of Company Shares represented by each Company ADS shall have been changed pursuant to the Deposit Agreement), then the amount of the Transaction Consideration (or the ADS Transaction Consideration) shall be appropriately adjusted to provide to Purchaser and the Scheme Shareholders (or the Company ADS holders) the same economic effect as contemplated by this Agreement prior to such event; provided that nothing in this Section 2.1(f) shall be construed to permit the Company to take any action with respect to its securities that is prohibited by Section 6.1 or the other terms of this Agreement.

Section 2.2. Treatment of Company Equity Awards.

(a) The Company Board or, if appropriate, the committee administering a Company equity incentive plan, inducement award program or other similar plan, program or arrangement under which equity incentive awards are outstanding, including the Centessa Pharmaceuticals plc Amended and Restated 2021 Share Option and Incentive Plan and any inducement awards, each, as may be amended and restated from time to time (each, a “Company Equity Plan” and, collectively, the “Company Equity Plans”), but excluding the Centessa Pharmaceuticals plc 2021 Employee Share Purchase Plan (the “Company ESPP”), has adopted, or, as soon as practicable following the date of this Agreement (and, in any event, prior to the Effective Time), shall adopt, resolutions providing that, and has taken or shall take other necessary action providing that:

(i) at the Effective Time, each option to purchase Company Shares granted under the Company Equity Plans or otherwise (excluding, for the avoidance of doubt, the Company ESPP) (each, a “Company Stock Option”) having an exercise price less than the Closing Amount (each such option, a “Company Cash-Out Stock Option”) that is outstanding immediately prior to the Effective Time, whether or not vested, will be canceled, and, in exchange therefor, the holder of such canceled Company Cash-Out Stock Option will be entitled to receive (without interest), in consideration of the cancellation of such Company Cash-Out Stock Option, (A) an amount in cash (less applicable Tax withholdings pursuant to Section 2.4) equal to the product of (1) the total number of Company Shares subject to such Company Cash-Out Stock Option immediately prior to the Effective Time multiplied by (2) the excess, if any, of the Closing Amount over the applicable exercise price per Company Share under such Company Cash-Out Stock Option and (B) one (1) CVR for each Company Share subject to such Company Cash-Out Stock Option immediately prior to the Effective Time (without regard to vesting);

(ii) each Company Stock Option having an exercise price that is equal to or greater than the Closing Amount (each such option, a “Company Underwater Option”) that is outstanding immediately prior to the Effective Time, to the extent not vested, will become fully vested as of prior to the Effective Time, and the Company shall permit the holders of Company Underwater Options to exercise such Company Underwater Options prior to the Effective Time on a basis that allows the Company Shares acquired pursuant to such exercise to be treated as Scheme Shares at the Effective Time for purposes of Section 2.1, with any Company Underwater

Options that remain outstanding and unexercised as of the Effective Time cancelled for no consideration at the Effective Time, without any action on the part of Purchaser, the Company or any other Person;

(iii) at the Effective Time, each restricted stock unit granted under the Company Equity Plans or otherwise (each such restricted stock unit, a “Company RSU”) that is outstanding and unvested shall become immediately vested in full, and at the Effective Time, each Company RSU will be canceled, and, in exchange therefor, the holder of such canceled Company RSU will be entitled to receive (without interest), in consideration of the cancellation of such Company RSU, (A) an amount in cash (less applicable Tax withholdings pursuant to Section 2.4) equal to the product of (1) the total number of Company Shares subject to such Company RSU immediately prior to the Effective Time, multiplied by (2) the Closing Amount and (B) one (1) CVR for each Company Share subject to such Company RSU immediately prior to the Effective Time (without regard to vesting); and

(iv) each Company Equity Plan shall be terminated effective as of the Effective Time.

(b) Subject to Section 2.4, Parent shall cause the Company (or the relevant Subsidiary, as applicable) to make all payments to former holders of Company Equity Awards required under Section 2.2(a) as promptly as practicable after the Effective Time or a Milestone Payment Date in accordance with the CVR Agreement, as applicable, and, (i) with respect to the Closing Amount, no later than the next regularly scheduled payroll date for U.S. employees that is at least five (5) Business Days following the Effective Time and (ii) with respect to cash payable upon satisfaction of the applicable Milestone (as defined in the CVR Agreement) pursuant to the CVR Agreement, in accordance with Section 2.4(b) of the CVR Agreement.

(c) The Company Board (or, if appropriate, the committee administering the Company ESPP) has passed, or, as soon as practicable after the date hereof shall pass such resolutions and shall take all actions with respect to the Company ESPP that are necessary to provide that: (i) no new ESPP Offering Period shall be authorized or commenced following the date hereof unless and until this Agreement is terminated; (ii) no further rights are granted under the Company ESPP after the Effective Time; and (iii) the Company ESPP shall terminate as of or prior to the Effective Time.

Section 2.3. Section 16 Matters. Prior to the Effective Time, the Company Board shall take all necessary and appropriate action to approve, for purposes of Section 16(b) of the Exchange Act and the related rules and regulations thereunder, the disposition by Company directors and officers of Company Shares (or Company ADSs) and Company Equity Awards in the Contemplated Transactions.

Section 2.4. Withholding. The Parties, the Paying Agent, the Depositary and any other withholding agent are entitled to deduct and withhold from any amounts payable or otherwise deliverable pursuant to this Agreement, the Scheme of Arrangement or the CVR Agreement (including the Transaction Consideration) such amounts as are required to be deducted and withheld therefrom under the United States Internal Revenue Code of 1986, as amended (the “Code”), or the Treasury Regulations thereunder (the “Treasury Regulations”), or any other applicable Law relating to Tax. Any compensatory amounts payable pursuant to or as contemplated by this Agreement, including pursuant to Section 2.2, will be remitted to the applicable payor for payment to the applicable Person through regular payroll procedures, as applicable. To the extent that any amounts are so deducted and withheld and paid over to the appropriate Tax Authority (as applicable), such amounts will be treated for all purposes under this Agreement as having been paid to the Person to whom such amounts would otherwise have been paid.

Section 2.5. Company and Parent Actions Prior to and at the Closing.

(a) On or prior to the Closing, the Company shall procure that a meeting of the Company Board is held at which resolutions are passed, conditional upon the delivery of the Court Order to the Registrar of Companies in England and Wales (and effective as of the Effective Time), approving the resignation of such directors of the

Company (and, if required by Parent, the Company secretary) as Parent shall determine from (i) the Company Board (or as Company secretary) and (ii) the boards of directors of any of the Company’s Subsidiaries on which any such director also sits; provided that Parent provides written notice to the Company identifying the Persons who are to resign not less than ten (10) Business Days prior to Closing.

(b) On the Closing Date, the Company shall deliver to Parent a letter of resignation (in customary form) from each director or Company secretary who is to resign in accordance with Section 2.5(a) (provided that the delivery thereof shall not be a condition to the Closing).

(c) Further Assurances. Subject to the terms and conditions of this Agreement and the Scheme of Arrangement, at any time before or after the Effective Time, Purchaser, Parent and the Company shall each execute any further instruments, deeds, documents, conveyances, assignments or assurances and do all other things reasonably necessary or desirable to consummate the Contemplated Transactions and to carry out the intent and purposes of this Agreement.

ARTICLE III

IMPLEMENTATION OF THE SCHEME

Section 3.1. Responsibilities of the Company in Respect of the Scheme of Arrangement and Company Shareholder Meetings.

(a) The Company shall:

(i) as promptly as practicable following the date hereof (with the Company using its reasonable best efforts to do so within twenty (20) Business Days after the date hereof, except to the extent the Company is unable to do so due to Purchaser’s or Parent’s failure to comply with its obligations under Section 3.2), prepare and file with the SEC a proxy statement in preliminary form relating to the Company Shareholder Meetings, which shall, among other customary items, contain and set out the terms and conditions of the Scheme of Arrangement, the explanatory statement required by section 897 of the Companies Act and the notices convening the Scheme Meeting and the Company GM (such proxy statement, including any amendment or supplement thereto, the “Proxy Statement” and such matters within the Proxy Statement that relate to the Scheme of Arrangement, the “Scheme Document Annex”);

(ii) as promptly as reasonably practicable following the date hereof (and in any event prior to the Court hearing at which an order will be sought in relation to the convening of the Scheme Meeting, except to the extent the Company is unable to do so due to Purchaser’s or Parent’s failure to comply with its obligations under Section 3.2), prepare a draft of any other documentation which is to be filed, published or mailed in connection with the Scheme Document Annex (including the forms of proxy for use by the Company Shareholders at the Company GM and by the Scheme Shareholders at the Scheme Meeting (the “Forms of Proxy”)) (the “Ancillary Scheme Documentation”);

(iii) if it determines that it is required pursuant to applicable Law to file any document other than the Proxy Statement with the SEC in connection with the Contemplated Transactions (such document, an “Other Required SEC Filing”), promptly prepare and file such Other Required SEC Filing;

(iv) use its reasonable best efforts to (A) cause the Proxy Statement (including the Scheme Document Annex), the Ancillary Scheme Documentation and any Other Required SEC Filing (and, in each case, any amendment or supplement thereto) (together, the “Transaction Documentation”) to comply in all material respects with applicable Law (including the Companies Act and any applicable rules and regulations of the SEC and Nasdaq), (B) have the Proxy Statement (including the Scheme Document Annex) clear any SEC review and (C) file with the SEC and cause the Proxy Statement (including the Scheme Document Annex) in definitive form and Forms of Proxy (together with any other Ancillary Scheme Documentation to be mailed) to be mailed to the Company Shareholders as promptly as reasonably practicable after the later of the SEC Proxy Clearance and approval by the Court for convening of the Scheme Meeting;

(v) prior to filing, publishing or mailing any Transaction Documentation or responding to any requests or comments from or by the SEC or (to the extent practicable) the Court with respect to any Transaction Documentation, consult with Parent as to the form and content of such Transaction Documentation, and, for such purpose, shall afford Parent reasonably sufficient time to consider the Transaction Documentation and shall take into account all comments reasonably proposed by Parent or Purchaser, except that no such consultation or consideration shall be required with respect to any disclosure regarding a Change of Board Recommendation made in accordance with Section 6.3;

(vi) inform Parent promptly after it receives any oral or written comment from or request by the SEC, Nasdaq or the Court for amendment of any of the Transaction Documentation or Court Documentation or comments thereon and responses thereto or requests by the SEC, Nasdaq or the Court for additional information, and promptly provide Parent with copies of any written communication from the SEC, Nasdaq or the Court or any state securities commission and use reasonable best efforts to respond as promptly as reasonably practicable to any comments, responses or requests by the SEC, Nasdaq or the Court with respect to the Transaction Documentation and Court Documentation;

(vii) provide Parent with drafts of any documents, witness statements, affidavits or evidence to be submitted to the Court in relation to the Scheme of Arrangement (the “Court Documentation”);

(viii) afford Parent reasonably sufficient time to consider all Court Documentation and take into consideration all comments reasonably proposed by Parent, except that no such consultation or consideration shall be required with respect to any disclosure regarding a Change of Board Recommendation made in accordance with Section 6.3;

(ix) for the purpose of implementing the Scheme of Arrangement, instruct Andrew Thornton KC, a King’s Counsel from Erskine Chambers;

(x) as promptly as reasonably practicable, provide Purchaser and its Representatives with a summary of any advice given by such counsel that is material to the Scheme of Arrangement (including its terms, class analysis, structure and implementation) and, subject to prior agreement from counsel, provide Purchaser’s Representatives with reasonable access to counsel and attendance at any key discussions or conferences with counsel as may be considered appropriate by counsel and the Company;

(xi) as promptly as reasonably practicable, notify Parent of any matter of which it becomes aware that would reasonably be expected to prevent, materially delay or materially impair the filing, publication or mailing of any Transaction Documentation or Court Documentation;

(xii) as promptly as reasonably practicable, make all necessary applications to the Court in connection with the implementation of the Scheme of Arrangement (including applying to the Court seeking an order in relation to the convening of the Scheme Meeting and settling with the Court the Scheme Document, the Forms of Proxy (and, to the extent applicable, any other Transaction Documentation) and taking such other steps as may be required or desirable in connection with such application, in each case as promptly as reasonably practicable) and use its reasonable best efforts so as to ensure that such matters are dealt with as promptly as reasonably practicable in order to facilitate the dispatch of the relevant Transaction Documentation to Company Shareholders as soon as reasonably practicable following the date hereof;

(xiii) procure the publication of any advertisements required by applicable Law and dispatch of the relevant Transaction Documentation to Company Shareholders on the register of members of the Company on the record date and time established by the Company (in accordance with applicable Law and, in respect of the Scheme Meeting, with the consent of the Court) as promptly as reasonably practicable after the direction of the Court to dispatch such documents has been obtained, and thereafter shall file, publish or mail such other documents and information as the Court may approve or direct from time to time in connection with the implementation of the Scheme of Arrangement in accordance with applicable Law (and the Company shall consult with Parent as with respect thereto and shall afford Parent reasonably sufficient time to consider such documents and information and shall take into consideration in good faith all comments reasonably proposed by Parent, except that no such consultation or consideration shall be required with respect to any disclosure regarding a Change of Board Recommendation made in accordance with Section 6.3) as promptly as reasonably practicable after the approval or direction of the Court to file, publish or mail such documents and information has been given;

(xiv) unless the Company Board has effected a Change of Board Recommendation in accordance with Section 6.3, procure that the Proxy Statement (and the Scheme Document Annex) includes the Company Board Recommendation;

(xv) include in the Proxy Statement (as part of the Scheme Document Annex) a notice convening the Company GM to be held immediately following the Scheme Meeting to consider and, if thought fit, approve the Company Shareholder Resolution;

(xvi) establish a record date and time for and convene and hold the Scheme Meeting and the Company GM as soon as reasonably practicable following the date of this Agreement such that, subject only to Section 2.2, the Scheme Meeting and Company GM are convened for the date that is as soon after the date of the dispatch of the relevant Transaction Documentation as is reasonably practicable and permissible under applicable Law and the Company Organizational Documents (and, in any event, no later than the date falling fifty (50) calendar days after the dispatch of the Proxy Statement (including the Scheme Document Annex)), in each case, subject to Section 3.1(a)(xxi), and ensure that the Scheme Meeting and the Company GM are convened, held and conducted in compliance with this Agreement, the Company Organizational Documents and applicable Law (including, where relevant, the directions of the Court);

(xvii) within five (5) Business Days after the date of this Agreement (and thereafter, upon the reasonable request of Parent), conduct “broker searches” in accordance with Rule 14a-13 of the Exchange Act in a manner to enable the Scheme Meeting and the Company GM to be held by such applicable date in Section 3.1(a)(xvi);

(xviii) permit a reasonable number of Representatives of Purchaser and Parent to attend and observe the Scheme Meeting and the Company GM and, unless the Court otherwise directs, to attend and observe each hearing of the Court;

(xix) keep Parent informed on a reasonably regular basis, during the period between the dispatch of the Transaction Documentation to the Company Shareholders and the date of the Company Shareholder Meetings, of the number of valid proxy votes received in respect of resolutions to be proposed at the Scheme Meeting and the Company GM (with the number of valid proxy votes for and against being separately identified in respect of each resolution), and in any event provide such number as soon as reasonably practicable following a request by Parent or its Representatives and, unless the Company Board has effected a Change of Board Recommendation in accordance with Section 6.3, use reasonable best efforts to solicit and obtain the Company Shareholder Approvals, including by engaging a proxy solicitor if requested by Parent or Purchaser to assist in obtaining the Company Shareholder Approvals;

(xx) procure that at least five (5) holders of Company ADSs (each, a “Converted Direct Shareholder”) as promptly as reasonably practicable following the date hereof: (A) exercise their rights under Section 2.7 of the Deposit Agreement, in respect of one (1) Company ADS held by them, to surrender such

Company ADS and to take delivery of one (1) Company Share in exchange therefor; and (B) appoint the same director of the Company as their proxy to vote on their behalf in respect of the Company Shareholder Resolution, and in any event the Company shall procure that the Converted Direct Shareholders initiate the foregoing process within three (3) Business Days after the date of this Agreement;

(xxi) procure that the director of the Company who is the subject of Section 3.1(a)(xx)(B) above enter into a hard irrevocable undertaking within ten (10) Business Days of the date of this Agreement to vote in favor of the Company Shareholder Resolution when exercising their votes pursuant to the proxies granted under Section 3.1(a)(xx)(B), with such undertaking being in a form reasonably satisfactory to Parent;

(xxii) update the Company’s register of members as promptly as reasonably practicable to reflect that the Converted Direct Shareholders are members of the Company;

(xxiii) inform Parent as promptly as reasonably practicable upon becoming aware of any changes following the date hereof to the holders of legal title recorded in the Company’s register of members or any requests received by the Depositary or the Custodian for the delivery of Company Shares upon surrender of Company ADSs pursuant to Section 2.7 of the Deposit Agreement or otherwise and, to the extent that any of the foregoing changes do not relate to the Converted Direct Shareholders, reasonably cooperate in good faith with Purchaser and Parent to jointly agree on a strategy and plan of action in respect of obtaining Company Shareholder Approvals and to implement such strategy and plan of action as expeditiously as reasonably practicable (including by procuring that further employees of the Company and the relevant director of the Company take all necessary steps to convert their one (1) Company ADS each in accordance with Section 3.1(a)(xx)(A) above and appoint the relevant director of the Company as their proxy in accordance with Section 3.1(a)(xx)(B) above);

(xxiv) except as required by applicable Law or the Court, not postpone or adjourn the Scheme Meeting or the Company GM without Purchaser’s prior written consent; provided, however, that the Company may, without the consent of Parent and only in accordance with the Company Organizational Documents, applicable Law and, if relevant, the consent of the Court, and shall, at the request of Parent, in respect of sub-clauses (C) and (D) below, adjourn or postpone the Scheme Meeting or the Company GM (A) in the case of adjournment, if requested by the Company Shareholders (on a poll) to do so; provided that the adjournment resolution was not proposed, procured or instigated by or on behalf of the Company or any of its officers, directors, employees, agents or other Representatives acting on the Company’s behalf or at the Company’s direction, (B) to the extent necessary to ensure that any required supplement or amendment to the Proxy Statement or Scheme Document Annex is provided to the Company Shareholders with such postponement or adjournment to extend for no longer than the period that the Company Board determines in good faith (after consulting with outside counsel) is advisable to give the Company Shareholders sufficient time to evaluate any such disclosure or information so provided or disseminated (provided that no such postponement or adjournment under this clause (B) may be to a date that is after the tenth (10th) Business Day after the date of such disclosure or dissemination other than to the extent required by applicable Law), (C) if, as of the time for which the Scheme Meeting or the Company GM is scheduled (as set forth in the Scheme Document Annex), there are insufficient Company Shares or Scheme Shares (as applicable) represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Scheme Meeting or the Company GM, but only until a meeting can be held at which there are a sufficient number of Company Shares or Scheme Shares (as applicable) represented to constitute a quorum, or (D) to solicit additional proxies for the purpose of obtaining the Company Shareholder Approvals, but only until a meeting can be held at which there are a sufficient number of votes of the Company Shareholders or Scheme Shareholders (as applicable) to obtain the relevant Company Shareholder Approvals (provided that no such postponement or adjournment pursuant to the foregoing clauses (C) or (D) may, without the consent of Parent or, in the case of a request by Parent, the Company, be for a period of more than ten (10) Business Days on any single occasion or, on any occasion, to a date after the earlier of (1) twenty (20) Business Days after the date on which the Scheme Meeting or the Company GM were originally scheduled, as applicable, and (2) fifteen (15) Business Days before the Outside Date); provided, further, that, subject to applicable Law or the Court, the record date once established for the Scheme Meeting or the Company GM may not be changed without the prior written consent of Parent other than in the case of any automatic extension upon any postponement or adjournment as provided in the Scheme of Arrangement;

(xxv) not propose any matters to be voted on at the Scheme Meeting or the Company GM other than the matters contemplated by this Agreement in connection with the Company Shareholder Approvals (and matters of procedure and matters required by or advisable under applicable Law to be voted on by the Company Shareholders in connection therewith);

(xxvi) (A) not variate, amend, modify, withdraw, terminate or rescind, or fail to enforce the Scheme of Arrangement or allow it to lapse without the prior written consent of Parent unless required by the Court and (B) not make any application to the Court for or agree to an extension of time in connection with the Scheme of Arrangement without the prior consent of Purchaser;

(xxvii) request to book a Court date in respect of the proposed sanction of the Scheme of Arrangement (such date to be discussed and agreed with the Purchaser in advance) promptly (and in any event within one (1) Business Day) after the Company has sufficient visibility over the likely calendar date on which the last of the conditions (excluding the condition set forth in Section 7.1(b)) set forth in Article VII will be satisfied or (to the extent permitted by applicable Law) waived and, for the avoidance of doubt, the Company will be deemed to have sufficient visibility for the purposes of this Section 3.1(a)(xxiv) on the date on which the last of the conditions (excluding the condition set forth in Section 7.1(b)) set forth in Article VII has been actually satisfied or waived;

(xxviii) following the Company Shareholder Meetings, if the Company Shareholder Approvals have been obtained and all other conditions set forth in Article VII are satisfied or (to the extent permitted by applicable Law) waived (other than (A) those conditions that by their nature are to be satisfied at the Closing (but subject to those conditions being able to be satisfied or having been waived by Parent or Purchaser, to the extent waivable by Parent or Purchaser (other than conditions that by their nature are to be satisfied on the Closing Date, each of which is then capable of being satisfied)) and (B) the condition set forth in Section 7.1(b)), use reasonable best efforts to take all necessary steps on the part of the Company, including to prepare and issue, serve and lodge all such court documents as are required, to seek the sanction of the Court to the Scheme of Arrangement as promptly as practicable thereafter; provided that the Company shall be permitted to make honest and complete disclosure to the Court at the hearing to sanction the Scheme of Arrangement as required by applicable Law;

(xxix) give such undertakings as are required by the Court in connection with the Scheme of Arrangement;

(xxx) promptly provide Parent with a copy of the resolution passed at the Scheme Meeting, the Company Shareholder Resolution passed at the Company GM and of each order of the Court (including the Court Order) once obtained, and use reasonable best efforts to deliver the Court Order to the Registrar of Companies in England and Wales on, or as promptly as practicable (and in any event within two (2) Business Days) after, the date that the condition set forth in Section 7.1(b) is satisfied;

(xxxi) to the extent not covered by the foregoing clauses (i) through (xxx) of this Section 3.1, use reasonable best efforts to cooperate in good faith, and procure that its Subsidiaries and its and their respective Representatives cooperate in good faith, with Parent and Purchaser and their respective Representatives in preparing the Transaction Documentation and Court Documentation, convening and holding the Company Shareholder Meetings and obtaining the sanction of the Court of the Scheme of Arrangement (including making such confirmations to the Court and otherwise engaging with the Court, and instructing its counsel to engage with the Court, in such manner as to obtain such sanction from the Court); provided that the Company shall be permitted to (A) make honest and complete disclosure to the Court at the hearing to sanction the Scheme of

Arrangement as required by applicable Law or (B) make a Change of Board Recommendation in accordance with Section 6.3; and

(xxxii) notwithstanding anything to the contrary in this Agreement, the obligations of the Company under this Section 3.1 shall continue in full force and effect following the Change of Board Recommendation unless this Agreement is validly terminated in accordance with Article VIII or as expressly provided in clauses (i) through (xxxi).

Section 3.2. Responsibilities of Purchaser and Parent in Respect of the Scheme of Arrangement. Each of Purchaser and Parent shall:

(a) instruct counsel to appear on its behalf at the Court hearing to sanction the Scheme of Arrangement, and undertake to the Court to be bound by the terms of the Scheme of Arrangement insofar as it relates to Purchaser or Parent (as applicable), it being understood, for the avoidance of doubt, that this shall not oblige Purchaser or Parent to waive any of the conditions to Closing or treat them as satisfied;

(b) subject to the terms of this Agreement, afford such cooperation and assistance, and procure that Parent and Purchaser affords such cooperation and assistance, as may reasonably be requested by the Company in respect of the preparation and verification of any document required for the implementation of the Scheme of Arrangement or any other matter covered by Section 3.1, including the prompt and timely provision to the Company of such information and confirmations relating to it, its Subsidiaries and any of its or their respective directors, officers or employees as the Company may reasonably request for the purposes of preparing the Transaction Documentation and the Court Documentation;

(c) review and provide comments (if any) in a reasonably timely manner on all Transaction Documentation and Court Documentation submitted to it;

(d) as promptly as reasonably practicable, notify the Company of any matter in respect of Purchaser or Parent of which it becomes aware which would reasonably be expected to prevent, materially delay or materially impair the filing or publication of any Transaction Documentation or Court Documentation;

(e) following the Company Shareholder Meetings, if the Company Shareholder Approvals have been obtained and all other conditions set forth in Article VII are satisfied or (to the extent permitted by applicable Law) waived (other than (A) those conditions that by their nature are to be satisfied at the Closing (but subject to those conditions being able to be satisfied or having been waived by Parent or Purchaser, to the extent waivable by Parent or Purchaser (other than conditions that by their nature are to be satisfied on the Closing Date, each of which is then capable of being satisfied)) and (B) the condition set forth in Section 7.1(b)), give written notice to the Company of such satisfaction or waiver by 9.00 a.m. (London Time) on the date that is two (2) Business Days prior to the date of the hearing of the Court to sanction the Scheme of Arrangement; and

(f) to the extent not covered by the foregoing clauses (a) through (e) of this Section 3.2, use reasonable best efforts to cooperate in good faith, and procure that its Subsidiaries and its and their respective Representatives cooperate in good faith, with the Company and its Representatives in preparing the Transaction Documentation and Court Documentation and convening and holding the Company Shareholder Meetings as expeditiously as reasonably practicable.

Section 3.3. Mutual Provisions in Relation to the Scheme of Arrangement and the Company Shareholder Meetings. If, at any time prior to the receipt of the Company Shareholder Approvals, any of the Company, Purchaser or Parent discovers that any of the Transaction Documentation contains any misstatement of a material fact or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Party that discovers such information shall promptly notify the other Parties, and, as promptly as reasonably practicable thereafter, the Company shall file with the SEC (if such discovery is made prior to the receipt of the Company Shareholder Approvals) and the Court, as applicable, any necessary amendment of, or supplement to, the Transaction Documentation, and convene any necessary Court hearings, and, to the extent required by applicable Law, disseminate the information contained in such amendment or supplement to the Company Shareholders.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as otherwise disclosed in (a) Company SEC Documents publicly available at least two (2) Business Days prior to the date of this Agreement (excluding any disclosures in “risk factors” or otherwise relating to “forward-looking statements” to the extent that they are cautionary, predictive or forward-looking in nature) (provided that nothing disclosed in the Company SEC Documents shall be deemed a qualification of, or modification to, the representations and warranties set forth in the first sentence of Section 4.1(a) (Organization and Corporate Power), Section 4.2 (Authorization; Valid and Binding Agreement), Section 4.3(a) or (e) (Capitalization), Section 4.8(a) (Absence of Certain Developments) and Section 4.22 (No Rights Agreement; Anti-Takeover Provisions)) or (b) the confidential disclosure letter delivered by the Company to Parent and Purchaser prior to the execution and delivery of this Agreement (which shall be arranged and in numbered and lettered sections corresponding to the numbered and lettered sections contained in this Article IV, and the disclosure in any section shall be deemed to qualify or apply to other sections in this Article IV to the extent that it is reasonably apparent on its face that such disclosure also qualifies or applies to such other sections) (the “Company Disclosure Letter”), the Company represents and warrants to Parent and Purchaser as follows:

Section 4.1. Organization and Corporate Power; Subsidiaries.

(a) The Company is duly incorporated and validly existing under the Laws of England and Wales. The Company has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted in all material respects. The Company is duly qualified or authorized to do business and is in good standing in every jurisdiction (to the extent such concept exists in such jurisdiction) in which its ownership of property or the conduct of business as now conducted requires it to qualify, except where the failure to be so qualified, authorized or in good standing would not have a Company Material Adverse Effect.

(b) Each Subsidiary of the Company is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization, as applicable, and has all requisite corporate or other entity power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted in all material respects. The Subsidiaries of the Company are duly qualified or authorized to do business and are in good standing in every jurisdiction (to the extent such concept exists in such jurisdiction) in which its ownership of property or the conduct of business as now conducted requires it to qualify, except where the failure to be so qualified, authorized or in good standing would not have a Company Material Adverse Effect.

(c) True and complete copies of the articles of association of the Company (the “Company Organizational Documents”), and the equivalent governing documents of each of its Subsidiaries, as in effect as of the date of this Agreement, have been heretofore made available to Parent and Purchaser. The Company is not in material violation of any of the provisions of the Company Organizational Documents. Except as would not have a Company Material Adverse Effect, the Company’s Subsidiaries are not in violation of any provisions of their respective organizational documents.

Section 4.2. Authorization; Valid and Binding Agreement.

(a) The Company has all requisite corporate power and authority to execute and deliver this Agreement and the Voting and Support Agreements, to perform its obligations hereunder and thereunder and, subject to obtaining the Company Shareholder Approvals and the Court Order, to consummate the Scheme of Arrangement and the Contemplated Transactions.

(b) The Company Board, at a meeting duly called and at which a quorum was present, duly resolved (i) that this Agreement, the Scheme of Arrangement, the Contemplated Transactions, the Voting and Support Agreements and the other transactions contemplated hereby and thereby are in the best interests of the Company and would promote the success of the Company for the benefit of the Company’s Shareholders as a whole, (ii) that the execution, delivery and performance by the Company of its covenants and obligations contained in this Agreement and the Scheme of Arrangement and the consummation of the Contemplated Transactions upon the terms and subject to the conditions set forth herein and therein, be and are approved, and (iii) to recommend to the Company Shareholders the approval of the Scheme of Arrangement at the Scheme Meeting and the passing of the Company Shareholder Resolution at the Company GM (the matters described in clauses (i) through (iii), the “Company Board Recommendation”), which resolutions have not, as of the date of this Agreement, been rescinded, modified or withdrawn. Except for obtaining the Company Shareholder Approvals and the filing of the Court Order with the Registrar of Companies of England and Wales, no additional corporate proceedings or actions on the part of the Company are necessary to authorize the execution and delivery by the Company of this Agreement, the implementation of the Scheme of Arrangement, the performance by the Company of its covenants and obligations hereunder and thereunder or the consummation of the Contemplated Transactions. The Company has duly executed and delivered this Agreement and the Voting and Support Agreements and, assuming the due authorization, execution and delivery by Purchaser and Parent and such other Persons party to the Voting and Support Agreements, this Agreement and the Voting and Support Agreements constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms except as enforcement may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by general principles of equity.

(c) The Company Shareholder Approvals are the only votes of the Company’s Shareholders or the holders of any Company Securities necessary in connection with this Agreement and the Scheme of Arrangement and the consummation by the Company of the Contemplated Transactions.

Section 4.3. Capitalization.

(a) The authorized capital stock of the Company consists of 184,469,623 Company Shares, £0.002 nominal value per share. As of the close of business on March 27, 2026 (the “Measurement Date”), (i) 154,662,092 Company Shares were in issue (of which (A) none were issued subject to any vesting restrictions, (B) none were held in treasury, (C) 22,839 Company Shares were held by a registered holder other than the Depositary and (D) 154,639,253 Company Shares (represented by 154,639,253 Company ADSs) were deposited with the Depositary pursuant to the Deposit Agreement), (ii) Company Stock Options to purchase 15,577,302 Company Shares (represented by 15,577,302 Company ADSs) were outstanding, (iii) 1,157,321 Company Shares (represented by 1,157,321 Company ADSs) were subject to issuance pursuant to outstanding Company RSUs, (iv) 17,001,289 Company Shares (represented by 17,001,289 Company ADSs) were reserved for future issuance pursuant to the Company Equity Plan and (v) 2,708,515 Company Shares (represented by 2,708,515 Company ADSs) were reserved for future issuance pursuant to the Company ESPP. From the Measurement Date to the execution of this Agreement, the Company has not issued any Company Shares, Company ADSs or other Company Securities, other than (x) Company ADSs under the Deposit Agreement in exchange for the deposit with the Depositary of Company Shares in issue as of the Measurement Date as set forth in the preceding sentence, (y) Company Shares included in the amount specified in clause (i)(D) of the preceding sentence and delivered after the Measurement Date upon the surrender and cancellation of Company ADSs pursuant to the Deposit Agreement or (z) Company ADSs issued (with corresponding Company Shares deposited under the Deposit Agreement) pursuant to the exercise of Company Stock Options or settlement of Company RSUs outstanding as of the Measurement Date as set forth in the preceding sentence. Each Company ADS represents a beneficial ownership interest in one (1) Company Share, subject to the terms and conditions of the Deposit Agreement.

(b) Section 4.3(b) of the Company Disclosure Letter sets forth a true and complete list as of the close of business on the Measurement Date of (i) the outstanding Company Equity Awards, including, to the extent applicable, (A) the number of vested and unvested Company Shares (and corresponding Company ADSs) subject thereto, (B) the names of holders thereof, (C) the exercise price (on a per-Company Share basis) (if any), (D) the date of grant, (E) the expiration date (if applicable), (F) the vesting schedules and current vesting status (including whether presently exercisable, if applicable), and (G) whether such Company Stock Option is presently exercisable and (ii) in the case of each Company Stock Option, whether such Company Stock Option is intended to be an “incentive stock option” within the meaning of Section 422 of the Code.

(c) All Company Equity Awards (i) have been granted and administered in accordance with the terms of the Company Equity Plans and award agreement governing the terms of such award and (ii) are not subject to Section 409A of the Code. Each Company Stock Option that is intended to be an “incentive stock option” within the meaning of Section 422 of the Code complies with all applicable requirements of Section 422 of the Code. Each Company Stock Option has an exercise price that is no less than the fair market value of the underlying Company Shares on the date of grant, as determined in accordance with Section 409A of the Code, and all Company Equity Awards are exempt from Section 409A of the Code. At all times, the Company ESPP has qualified as an “employee stock purchase plan” under Section 423 of the Code, and all options to purchase Company Shares under the Company ESPP (now outstanding or previously exercised or forfeited) have satisfied the requirements of Section 423 of the Code.

(d) Except as disclosed in Section 4.3(d) of the Company Disclosure Letter, the Subsidiaries of the Company are wholly owned by the Company, free and clear of any Liens (other than Permitted Liens), and their outstanding capital stock is set forth on Section 4.3(d) of the Company Disclosure Letter. The Company does not own, directly or indirectly, any capital stock or restricted stock of, or other equity interest or voting security in, or any interest convertible into or exchangeable or exercisable for any capital stock or restricted stock of, or other equity interest or voting security in, any Person other than the Subsidiaries of the Company and Investment Securities.

(e) Except for (x) the Company Shares, the Company ADSs and the Company Equity Awards described in this Section 4.3, (y) pursuant to the Deposit Agreement and (z) as disclosed in Section 4.3 of the Company Disclosure Letter, none of the Company or any of its Subsidiaries has any outstanding (i) shares of capital stock, restricted stock or other equity interests or voting securities, including Company ADSs, (ii) securities convertible, exchangeable or exercisable, directly or indirectly, into or for capital stock, restricted stock or other equity interests or voting securities of the Company or its Subsidiaries (as applicable), (iii) options, warrants, purchase rights, subscription rights, preemptive rights, anti-dilutive rights, conversion rights, exchange rights, exercise rights, calls, puts, rights of first refusal or other Contracts that require the Company or its Subsidiaries (as applicable) to issue, sell or otherwise cause to become outstanding or to acquire, repurchase or redeem capital stock, restricted stock or other equity interests or voting securities of the Company or its Subsidiaries (as applicable) (other than pursuant to the cashless exercise of Company Stock Options or the withholding of Tax with respect to Company Equity Awards), or securities convertible, exchangeable or exercisable, directly or indirectly, into or for capital stock, restricted stock or other equity interests or voting securities of the Company or its Subsidiaries (as applicable), (iv) obligation to grant, extend or enter into any options, warrants, purchase rights, subscription rights, preemptive rights, conversion rights, exchange rights, exercise rights, calls, puts, rights of first refusal or other Contracts that require the Company or its Subsidiaries (as applicable) to issue, sell or otherwise cause to become outstanding or to acquire, repurchase or redeem capital stock, restricted stock or other equity interests or voting securities of the Company or its Subsidiaries (as applicable), including Company ADSs, or securities convertible, exchangeable or exercisable, directly or indirectly, into or for capital stock, restricted stock or other equity interests or voting securities of the Company or its Subsidiaries (as applicable), (v) stock appreciation, phantom stock, restricted stock units, profit participation or similar rights with respect to the Company or its Subsidiaries (as applicable), (vi) options to purchase Company Shares or Company ADSs under the Company ESPP, (vii) bonds, debentures, notes or other indebtedness of the Company or its Subsidiaries (as applicable) having the right to vote on any matters on which the Company’s or its Subsidiaries’ (as applicable) shareholders may vote, or (viii) obligations by the Company or its Subsidiaries to make any payments based on the price or value of any of the foregoing securities or interests covered in clauses (i) through (vii) above (the items in clauses (i) through (viii), collectively, including the

Company Shares, Company ADSs and equity interests of the Company’s Subsidiaries, the “Company Securities”).

(f) No Subsidiary of the Company owns any Company Securities (other than interests in other Subsidiaries of the Company). None of the Company or any of its Subsidiaries is party to any shareholders’ agreement, voting trust agreement, registration rights agreement or other similar agreement or understanding with respect to any Company Securities or any other agreement with respect to the disposition or voting of, or dividends with respect to, any Company Securities, other than the Deposit Agreement, the Registration Rights Agreement and the Voting and Support Agreements. The Company is in compliance in all material respects with the Deposit Agreement. The Company has made available to Parent a true and complete copy of the Deposit Agreement. All outstanding Company Shares (including, for the avoidance of doubt, corresponding Company ADSs) are, and all Company Shares (including, for the avoidance of doubt, corresponding Company ADSs) to be purchased pursuant to the Company ESPP and all Company Shares (including, for the avoidance of doubt, corresponding Company ADSs) issued upon exercise of Company Stock Options or settlement of Company RSUs will be, when issued, duly authorized and validly issued, and are, or will be, as applicable, fully paid, non-assessable and free of preemptive rights, rights of first refusal, subscription rights or similar rights of any Person. None of the Company or any of its Subsidiaries has any Contract pursuant to which it is obligated to make any equity investment (in the form of a capital contribution or otherwise) in any Person (other than the Company with respect to its wholly owned direct or indirect Subsidiaries and other than the Subsidiaries with respect to other wholly owned direct or indirect Subsidiaries of the Company).

(g) Except as disclosed in Section 4.3(g) of the Company Disclosure Letter, since November 24, 2025, (i) the Company has not delivered an issuance notice to the Sales Agent; (ii) there are no pending or active issuance notices pursuant to the Sales Agreement; and (iii) no documentation relating to, or notice of, this Agreement is required to be provided to the Sales Agent.

Section 4.4. No Breach. The execution, delivery and performance of this Agreement by the Company and the consummation of the Contemplated Transactions do not (a) conflict with or violate the Company Organizational Documents or the Deposit Agreement, (b) assuming all consents, approvals, authorizations and other actions described in Section 4.5 have been obtained, and all filings and obligations described in Section 4.5 have been made, conflict with or violate any Law, order, judgment or decree to which the Company or any of its properties or assets is subject, except any conflicts or violations which would not have a Company Material Adverse Effect, or (c) conflict with or result in any breach of, constitute a default under (with or without notice or lapse of time), result in a violation of, give rise to a right of termination, cancellation or acceleration or result in the creation of a Lien (other than a Permitted Lien) upon any of the properties or assets of the Company or its Subsidiaries under, any Company Material Contract, except any conflicts, breaches, defaults, violations, terminations, cancellations or accelerations that would not have a Company Material Adverse Effect.

Section 4.5. Consents. Except for (a) the applicable requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), (b) the applicable requirements of the Exchange Act, (c) any filings required by Nasdaq, (d) the filing of applications, consents, approvals, authorizations and notices, as required by the FDA, the DEA, and any other federal, state, local or foreign Governmental Body that is concerned with or regulates the research, development, marketing, sale, use, handling and control, safety, efficacy, reliability or manufacturing of drug or biological products, controlled substances, listed chemicals, or medical devices or is concerned with or regulates public healthcare programs, (e) the sanction of the Scheme of Arrangement by the Court and (f) any filings with the relevant authorities of states or other jurisdictions in which the Company or its Subsidiaries is qualified to do business, in each case, none of the Company or any of its Subsidiaries is required to submit any notice, report or other filing with any Governmental Body in connection with the execution, delivery or performance by it of this Agreement or the consummation of the Contemplated Transactions and, other than as stated above, no consent, approval or authorization of any Governmental Body or any other party or Person is required to be obtained by the Company or any of its Subsidiaries in connection with its execution, delivery and performance of this Agreement or the consummation of the Contemplated

Transactions, except for those filings, consents, approvals and authorizations the failure of which to obtain would not have a Company Material Adverse Effect.

Section 4.6. Reports; Financial Statements and UK Company Filings; Disclosure Controls and Procedures.

(a) The Company has timely filed and furnished all reports, schedules, forms, statements and other documents (including exhibits thereto and all other information incorporated by reference therein) required to be filed or furnished by the Company with the SEC since January 1, 2024 (such reports, schedules, forms, statements and other documents, the “Company SEC Documents”). As of their respective filing dates (or, if amended, supplemented or superseded by a filing, then on the date of such amendment, supplement or superseding filing) (and, in the case of registration statements on the dates of effectiveness): (i) each of the Company SEC Documents complied in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the “Securities Act”), the Exchange Act or Sarbanes-Oxley, as applicable to such Company SEC Documents, and the rules and regulations of the SEC promulgated thereunder applicable to such Company SEC Documents, as in effect on the date of effectiveness (in the case registration statements) and as of their respective SEC filing dates or, if amended, supplemented or superseded, the date of the filing of such amendment, supplement or superseding filing with respect to the portions that are amended, supplemented or superseded (in the case of all other Company SEC Documents) so filed, and (ii) none of the Company SEC Documents when filed or furnished contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of the date hereof, there are no outstanding or unresolved comments in any comment letters of the staff of the SEC relating to the Company SEC Documents and none of the Company SEC Documents is, to the Knowledge of the Company, the subject of ongoing SEC review. The Subsidiaries of the Company are not required to file or furnish any forms, reports, schedules, statements or other documents with the SEC.

(b) The consolidated financial statements contained in the Company SEC Documents (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto, (ii) were prepared in accordance with GAAP, applied on a consistent basis throughout the periods covered (except as may be indicated in the notes to such financial statements or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) and (iii) fairly presented in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates thereof and the consolidated results of operations and cash flows of the Company and its Subsidiaries for the periods covered thereby (subject, in the case of unaudited statements, to the absence of footnote disclosure and to normal and recurring year-end audit adjustments not material in amount).

(c) The Company has designed and maintains, and at all times since January 1, 2024 has maintained, a system of internal control over financial reporting (as defined in Rules 13a–15(f) and 15d–15(f) of the Exchange Act) sufficient to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. Since January 1, 2024, neither the Company nor, to the Knowledge of the Company, the Company’s independent registered accountant has identified or been made aware of: (i) any “significant deficiency” or “material weakness” in the design or operation of internal control over financial reporting utilized by the Company; (ii) with respect to the management or other employees of the Company who have a significant role in the Company’s internal control over financial reporting, any illegal act (with respect to or pertaining to the Company or when acting in his or her capacity as an employee of the Company) or fraud, whether or not material; or (iii) any claim or allegation in writing regarding any of the foregoing.

(d) The Company (i) has designed and maintains, and at all times since January 1, 2024 has maintained, disclosure controls and procedures (as defined in Rules 13a–15(e) and 15d–15(e) of the Exchange Act) to provide reasonable assurance that all information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms and is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and (ii) has disclosed, based on its most recent evaluation of its disclosure controls and procedures and internal control over financial reporting prior to the date of this Agreement, to the Company’s auditors and the audit committee of the Company Board (A) any significant deficiencies and material weaknesses in the design or operation of its internal control over financial reporting that are reasonably likely to adversely affect in any material respect the Company’s ability to record, process, summarize and report financial information and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting. Since January 1, 2024, any material change in internal control over financial reporting required to be disclosed in any Company SEC Document has been so disclosed.

(e) Since January 1, 2024, none of the Company, its Subsidiaries or, to the Knowledge of the Company, any director, officer, employee, auditor, accountant or Representative of the Company, has received a material complaint, allegation, assertion or claim regarding the accounting or auditing practices, procedures, methodologies or methods of the Company, or its internal accounting controls, including any material complaint, allegation, assertion or claim that the Company or any of its Subsidiaries has engaged in questionable accounting or auditing practices. Neither the Company nor its principal executive officer or principal financial officer has received written notice from any Governmental Body challenging or questioning the Company’s accounting practices, methodologies or methods or the accuracy, completeness, form or manner of filing of any certifications required by Rules 13a-14 and 15d-14 under the Exchange Act and Sections 302 and 906 of Sarbanes-Oxley.

(f) None of the Company or any of its Subsidiaries has effected, entered into or created any securitization transaction or “off-balance sheet arrangement” (as defined in Item 303(c) or Regulation S-K under the Exchange Act).

(g) Since January 1, 2024, all returns, resolutions and other documents required under the Companies Act to be delivered by or on behalf of the Company to the Registrar of Companies in England and Wales have, in all material respects, been prepared and delivered in accordance with applicable requirements.

Section 4.7. No Undisclosed Liabilities. Except (a) as and to the extent disclosed or reserved against on the consolidated unaudited balance sheet of the Company and its Subsidiaries as of the Company Balance Sheet Date, that is included in the Company SEC Documents, (b) as incurred after the date thereof in the ordinary course of business, (c) incurred in connection with this Agreement or the Contemplated Transactions, (d) as set forth in Section 4.7 of the Company Disclosure Letter, the Company does not have any material liabilities or obligations of any nature, whether known or unknown, absolute, accrued, contingent or otherwise and whether due or to become due, in each case required by GAAP to be reflected or reserved against in the balance sheet of the Company (or disclosed in the notes to such balance sheet).

Section 4.8. Absence of Certain Developments.

(a) From the Company Balance Sheet Date to the date of this Agreement, the Company and its Subsidiaries have not experienced a Company Material Adverse Effect.

(b) Except in connection with the Contemplated Transactions, from the Company Balance Sheet Date to the date of this Agreement, the Company and its Subsidiaries have carried on and operated its business in all material respects in the ordinary course of business (except for discussions, negotiations and transactions related to this Agreement or other potential strategic transactions), and none of the Company or any of its Subsidiaries has taken, committed or agreed to take any actions that would have been prohibited by Section 6.1(b) (other than Section 6.1(b)(i) (Dividends; Acquisition of Company Securities), (ii) (Issuance of Company Securities) and (iii) (Compensation; Benefits)) if such covenants had been in effect as of the Company Balance Sheet Date.

Section 4.9. Proxy Statement and Scheme Document Annex. The Proxy Statement (including the Scheme Document Annex) when filed with the SEC, at the time of any amendment of or supplement thereto, at the time of any publication, distribution or dissemination thereof, at the time made available to the Court, at the time made available to Company Shareholders (including holders of Company ADSs) and at the time of the Company Shareholder Meetings, will comply as to form in all material respects with the applicable requirements of the Exchange Act, the Companies Act and all other applicable Laws and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that no representation or warranty is made by the Company with respect to information supplied by or on behalf of Parent or Purchaser or any of their Representatives.

Section 4.10. Compliance with Laws; Permits.

(a) Each of the Company and its Subsidiaries is, and has been since January 1, 2024, in compliance, in all material respects, with all Laws applicable to it, any of its properties or other assets, or its business or operations.

(b) The Company and its Subsidiaries hold and since January 1, 2024 have held all Permits required to conduct their businesses as then conducted and such Permits are and have been at all times during which such Permits have been required, valid and in full force and effect, except where the failure to hold such Permits would not have a Company Material Adverse Effect.

(c) Since January 1, 2024, (i) none of the Company or any of its Subsidiaries has received any written notice from any Governmental Body that alleges (A) any material violation or noncompliance (or reflects that the Company or its Subsidiaries are under investigation or the subject of an inquiry by any such Governmental Body for such alleged noncompliance) with any applicable Law or (B) any material fine, assessment or cease and desist order, or the suspension, revocation/withdrawal or limitation or restriction of any material Permit, and (ii) none of the Company or any of its Subsidiaries has entered into any material agreement or settlement with any Governmental Body with respect to its alleged noncompliance with, or violation of, any applicable Law.

(d) Since January 1, 2024, each of the Company and its Subsidiaries has timely filed all material regulatory reports, schedules, statements, documents, filings, submissions, forms, registrations and other documents, together with any amendments required to be made with respect thereto, that each was required to file with any Governmental Body, including state health and regulatory authorities and any applicable federal regulatory authorities, and have timely paid all material fees and assessments due and payable in connection therewith.

(e) The Company, its Subsidiaries and each of their officers and directors are in material compliance with, and have complied in all material respects with, (i) the applicable provisions of the Sarbanes-Oxley Act of 2002 and the related rules and regulations promulgated under such act (“Sarbanes-Oxley”) or the Exchange Act and (ii) the applicable listing and corporate governance rules and regulations of Nasdaq.

Section 4.11. Title to Tangible Properties.

(a) The Company and its Subsidiaries have good and valid title to, or holds pursuant to good, valid and enforceable leases or other comparable contract rights, all of the tangible personal property and other tangible assets necessary for the conduct of the business of the Company and its Subsidiaries, as currently conducted, in each case, free and clear of any Liens (other than Permitted Liens), except where the failure to do so would not have a Company Material Adverse Effect.

(b) The leased real property described in Section 4.11(b) of the Company Disclosure Letter (the “Company Real Property”) is a true and complete list of all the Company Real Property leases as of the date of this Agreement and constitutes all of the real property used, occupied or leased by the Company or its Subsidiaries. There are no subleases, licenses, occupancy agreements, consents, purchase agreements, or other

Contracts granting to any person (other than the Company) the right to use or occupy the Company Real Property, no other Person (other than the Company and its Subsidiaries) is in possession of the Company Real Property, and the Company has not collaterally assigned or granted a security interest in any Company Real Property lease. The Company Real Property leases are in full force and effect. Except as disclosed in Section 4.11(b) of the Company Disclosure Letter, or as would not have a Company Material Adverse Effect, each of the Company Real Property leases is valid, binding and enforceable on the Company or its Subsidiaries (as applicable) and, to the Knowledge of the Company, the other parties thereto, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or other similar laws affecting creditors’ rights generally, and subject to general principles of equity, and is in full force and effect, and the Company or its Subsidiaries (as applicable) has performed all material obligations required to be performed by it to date under each such lease. None of the Company, its Subsidiaries or, to the Knowledge of the Company, any other party to the applicable Company Real Property leases is in default in any material respect under any of such leases, and none of the Company or any of its Subsidiaries has given or received written notice of termination, cancellation, breach, or default under any such lease. No event has occurred which, if not remedied, would result in a default by the Company or its Subsidiaries in any material respect under the Company Real Property leases, and, to the Knowledge of the Company, no event has occurred which, if not remedied, would result in a default by any party other than the Company or its Subsidiaries in any material respect under the Company Real Property leases. To the Knowledge of the Company, there are no outstanding options, rights of first offer or rights of first refusal in favor of any other party to purchase or lease the Company Real Property or any portion thereof or interest therein.

(c) None of the Company or any of its Subsidiaries owns any real property.

Section 4.12. Tax Matters.

(a) (i) Each of the Company and its Subsidiaries has timely filed (taking into account any applicable extensions) all income and other material Tax Returns required to be filed by it and all filed Tax Returns are true, complete and correct in all material respects, and (ii) each of the Company and its Subsidiaries has timely paid all Taxes whether or not shown on any Tax Return.

(b) There are no Liens for Taxes (other than Permitted Liens) upon any of the assets of the Company or its Subsidiaries.

(c) The Company and its Subsidiaries have duly and timely withheld, deducted, collected, remitted and paid over all material Taxes (including sale and use or similar Taxes and VAT) required to have been withheld, deducted, collected, remitted and paid over in connection with any amounts paid or owing to (or received from) any employee, independent contractor, creditor, shareholder or other third party, and have otherwise complied with all applicable law relating to the payment, withholding, deduction, collection, remittance and payment of Taxes (including information reporting requirements and record retention requirements). Neither the Company nor its Subsidiaries have applied for or received any loan (or any employee retention credit) established by the Coronavirus Aid, Relief, and Economic Security Act, as it may be amended or modified (the “CARES Act”), including any Small Business Administration Paycheck Protection Program loan.

(d) None of the Company or any of its Subsidiaries has been a party to any “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2) (or any similar provision of state, local or non-U.S. Law).

(e) No deficiency for any Tax has been asserted or assessed by a Tax Authority in writing against the Company or its Subsidiaries which deficiency has not been paid, settled or withdrawn in full or is not being contested in good faith in appropriate proceedings (where full provision for such Tax being contested has been made). No material U.S. federal, state, local or non-U.S. Actions relating to Taxes are being conducted with respect to the Company or its Subsidiaries. None of the Company or any of its Subsidiaries has received written notice of any claim made by a Tax Authority in a jurisdiction where the Company or its Subsidiaries do not pay a certain Tax or file a certain type of Tax Return that the Company or its Subsidiaries are subject to taxation by that jurisdiction or required to file a certain type of Tax Return in that jurisdiction.

(f) There has been no waiver or extension of any applicable statute of limitations for the assessment or collection of any material Tax of the Company or its Subsidiaries that is currently in force and no request for any such waiver or extension has been filed or is currently pending.

(g) None of the Company or any of its Subsidiaries (i) is a party to or bound by any Tax allocation, sharing or similar agreement (other than any commercial agreement entered into in the ordinary course of business that does not relate primarily to Taxes), (ii) has been a member of an affiliated group filing a combined, consolidated or unitary Tax Return (other than a group the common parent of which is the Company) or (iii) has liability for the Taxes of any other Person (other than the Company or its Subsidiaries) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or non-U.S. Law) or as a successor or transferee.

(h) None of the Company or any of its Subsidiaries will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) beginning after the Closing Date as a result of (i) any change in the method of accounting made prior to the Closing, (ii) any “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or non-U.S. Law) or any other agreement with a Tax Authority regarding Taxes executed on or prior to the Closing Date, (iii) any installment sale or open transaction disposition entered into on or prior to the Closing or (iv) any prepaid amount received or deferred revenue accrued prior to the Closing outside of the ordinary course of business.

(i) None of the Company or any of its Subsidiaries (i) has been a “distributing corporation” or “controlled corporation” in a transaction intended to qualify under Section 355 of the Code (or any corresponding or similar provision of state, local or non-U.S. Law) within the two (2) years prior to the date hereof or (ii) has been a United States real property holding corporation within the meaning of Section 897(c) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.

(j) All documents to which the Company or its Subsidiaries are a party and under which the Company or its Subsidiaries have any rights or that form part of the Company’s or its Subsidiaries’ title to any asset have been duly stamped and any applicable stamp or any other transfer, registration or documentary Tax in respect of such documents has been paid and no Tax remains to be paid in respect of any such documents that are outside the United Kingdom and have yet to be brought into the United Kingdom.

(k) None of the Company or any of its Subsidiaries has undertaken to present for stamping any document that has been provisionally stamped.

(l) The Company and its Subsidiaries are and have always been resident only in their jurisdiction of incorporation for all Tax purposes, and neither the Company nor any of its Subsidiaries have ever been treated as having a permanent establishment in any other jurisdiction or been liable to Tax on a net income basis (other than any Tax imposed by way of withholding or deduction from payments to the Company or its Subsidiaries) under the laws of any jurisdiction other than its jurisdiction of incorporation.

(m) The Company and each of its Subsidiaries have at all times materially complied with all applicable Laws regarding transfer pricing, including the execution and maintenance of all documentation required to substantiate the transfer pricing practices and methodology of the Company and its Subsidiaries.

(n) None of the Company or any of its Subsidiaries is a party to any advance pricing agreement or any similar agreement or arrangement with any Tax Authority.

(o) The Contemplated Transactions will not result in any asset being deemed to have been disposed of and re-acquired by the Company or its Subsidiaries for UK Tax purposes.

(p) No change of ownership of the Company or its Subsidiaries has taken place in circumstances such that Part 14 of CTA 2010 may be applied to deny relief for a loss or losses incurred by the Company or its Subsidiaries. There has been no cessation of, or major change in the nature or conduct of, any trade or business carried on by the Company of its Subsidiaries.

(q) No Tax Authority has disallowed or challenged the Company’s claims, or any Subsidiary’s claims, for the research and development tax credit for small medium enterprises or the research and development expenditure credit (RDEC) in the UK.

(r) None of the Company or any of its Subsidiaries has been a party to, nor has otherwise been involved in, any transaction, scheme or arrangement containing steps or stages that have no commercial purpose or of which a main purpose was the avoidance (or deferral) of Tax or reducing a liability to Tax or amounts to be accounted for under PAYE or circumventing the intended limits of a Tax relief.

(s) The Company is not and has never been a “controlled foreign corporation” as defined in Section 957 of the Code. To the Knowledge of the Company, it does not have and has never had any shareholder that is a “United States shareholder” within the meaning of Section 951(b) of the Code. None of the Company or any of its Subsidiary is a “passive foreign investment company” within the meaning of Section 1297 of the Code or has any liability for Taxes pursuant to Section 965 of the Code.

Section 4.13. Contracts and Commitments.

(a) Section 4.13 of the Company Disclosure Letter identifies each Contract that constitutes a Company Material Contract as of the date of this Agreement. For purposes of this Agreement, each of the following shall be deemed a “Company Material Contract”:

(i) “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC) with respect to the Company or its Subsidiaries that was required to be, but has not been, filed with the SEC with the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, or any Company SEC Documents filed after the date of filing of such Form 10-K;

(ii) collective bargaining agreement or Contract with any labor union, trade organization, works council or other employee representative body (“Labor Agreements”);

(iii) Contract establishing or relating to the formation, creation, operation, management or control of any joint venture, partnership, collaboration or similar arrangement, in each case, that is reasonably likely to result in payments in excess of $1,000,000;

(iv) Contract (A) prohibiting or materially limiting the right of the Company or any of its Affiliates (including, following the Closing, Parent or any of its Affiliates) to compete in any line of business or to conduct business with any Person or in any geographical area, (B) obligating the Company or any of its Affiliates (including, following the Closing, Parent or any of its Affiliates) to purchase or otherwise obtain any material product or service exclusively from a single party, to purchase a specified minimum amount of goods or services, or to sell any material product or service exclusively to a single party, (C) under which any third party has been granted the (1) exclusive right to develop, manufacture, sell, market or distribute the Product, or (2) non-exclusive right to develop, manufacture, sell, market or distribute the Product (excluding, solely for subclause (C)(2), any Routine Services Contracts entered into in the ordinary course of business), (D) provides for “exclusivity” or any similar requirement in favor of any third party or in any geographical area or (E) requiring the Company or any of its Affiliates (including, following the Closing, Parent or any of its Affiliates) to conduct any business on a “most favored nations” basis with any Person;

(v) Contract in respect of Indebtedness of $200,000 or more, or any loan by the Company to any other Person;

(vi) Contract (other than a Company Plan) between the Company or its Subsidiaries, on the one hand, and any Affiliate of the Company, on the other hand;

(vii) Contract relating to the voting or registration of any securities;

(viii) Contract containing a right of first refusal, right of first negotiation or right of first offer with respect to any equity interests or assets;

(ix) Contract that contains any standstill or similar agreement pursuant to which the Company or its Subsidiaries has agreed not to acquire assets or securities of another Person, except for any Contract that is a nondisclosure agreement entered in connection with discussions, negotiations and transactions related to this Agreement or other Acquisition Proposal;

(x) Contract that is not terminable by the Company upon notice of ninety (90) days or less without penalty to the Company, with any Person relating to the supply of any products or services to the Company, under which the Company has paid in the twelve (12) months prior to the date of this Agreement, or expects to pay, individually or in the aggregate, in excess of $2,000,000 in any fiscal year, other than, in each case, a Company Plan;

(xi) corporate integrity agreement, consent decree, deferred prosecution agreement, or other similar type of agreement with Governmental Bodies that have existing or contingent performance obligations;

(xii) Contract of the Company or its Subsidiaries relating to the settlement, conciliation or similar agreement with any Governmental Body or Person that provides for payments in excess of $250,000, or that provides for any continuing material obligations on the part of the Company or its Subsidiaries;

(xiii) Contract of the Company or its Subsidiaries that prohibits, limits or restricts the payment of dividends or distributions in respect of the Company Securities, or otherwise prohibits, limits or restricts the pledging of Company Securities, or prohibits, limits or restricts the issuance of guarantees by the Company or its Subsidiaries, other than the Company Equity Plans or any Contracts evidencing awards granted under the Company Equity Plans;

(xiv) shareholders’, investors rights’, registration rights or similar Contract (excluding Contracts governing Company Equity Awards);

(xv) Contract (including all amendments, extensions and renewals with respect thereto) pursuant to which the Company or any of its Subsidiaries lease or sublease any real property;

(xvi) Contract with or binding upon the Company, its Subsidiaries or any of its respective properties or assets that is of the type that would be required to be disclosed under Item 404 of Regulation S-K under the Securities Act;

(xvii) IP Contract;

(xviii) Contract with any academic institution, academic research center or Governmental Body (excluding any Routine Services Contracts entered into in the ordinary course of business) that relates to any Owned Intellectual Property or any other material Company Intellectual Property (or the research or development of any of the foregoing or the funding for such research or development activities);

(xix) Contract with respect to commercialization, manufacturing, collaboration, co-promotion, discovery, development or profit sharing (including any such Contracts with any third-party payor or any third party contract research organization that directly conducts clinical trials) and, in each case, that provides for either (A) royalties or other revenue or profit sharing arrangements or (B) the transfer or licensing of Company Intellectual Property other than non-exclusive licenses solely to enable the performance of services under such Contract;

(xx) Contract pursuant to which the Company or its Subsidiaries has continuing, outstanding or unpaid guarantee, “earn-out” or similar contingent payment obligations (other than indemnification or performance guarantee obligations provided for in the ordinary course of business), involving (A) milestone or similar payments, including upon the achievement of regulatory or commercial milestones which would result in an aggregate payment by the Company or any of its Subsidiaries in excess of $2,000,000 or (B) payment of royalties or other amounts calculated based upon any revenues or income of the Company or its Subsidiaries;

(xxi) Contract that obligates the Company or its Subsidiaries to make any capital commitment or capital expenditure in an amount in excess of $1,000,000;

(xxii) Contract for any employment, deferred compensation, severance or bonus arrangement with any current employee, officer, director or other individual service provider of the Company that (A) provides for (1) annual base compensation that exceeds $275,000, (2) payment of any severance benefits or (3) any change in control, retention or other payments that would be triggered solely by the consummation of the Contemplated Transactions or (B) cannot be terminated upon ninety (90) days’ notice or less without further payment, liability or obligation;

(xxiii) Contract with any individual independent contractor or consultant (A) involving payments in excess of $175,000 or (B) cannot be terminated upon sixty days’ notice or less without further payment, liability or obligation; and

(xxiv) Contract to enter into any of the foregoing.

(b) A true and correct copy of all written Company Material Contracts, together with all material amendments, waivers or other changes thereto, and a correct and complete written summary setting forth the terms and conditions of each oral Company Material Contract has been made available to Parent.

(c) Except as would not have a Company Material Adverse Effect, (i) none of the Company or any of its Subsidiaries (A) is, or has received written notice that any other party to any Company Material Contract is, in violation or breach of or default (with or without notice or lapse of time or both) under and (B) has waived or failed to enforce any rights or benefits under any Company Material Contract to which it is a party or any of its properties or other assets is subject, (ii) there has occurred no event giving to others any right of termination, amendment or cancellation of (with or without notice or lapse of time or both) any such Company Material Contract (excluding expiration of any Contract in accordance with its terms) and (iii) each such Company Material Contract is in full force and effect and is a legal, valid and binding agreement of, and enforceable against, the Company or its Subsidiaries, as applicable, and, to the Knowledge of the Company, each other party thereto. As of the date of this Agreement, no party to any Company Material Contract has given any written notice of termination or cancellation of any Company Material Contract or that it intends to seek to terminate or cancel any Company Material Contract (whether as a result of the Contemplated Transactions or otherwise).

Section 4.14. Intellectual Property.

(a) Section 4.14(a) of the Company Disclosure Letter sets forth, as of the date of this Agreement, a list of all Owned Intellectual Property and Exclusive Intellectual Property, in each case, that have been registered with or issued by a Governmental Body, or with respect to which the Company or its Subsidiaries have filed an application for registration or issuance (collectively, for clarity even if not listed on the Company Disclosure Letter, “Company Registered Intellectual Property”), indicating for each such item as of the date of this Agreement, the name of the current legal owner(s), the jurisdiction of application/registration, the application/registration number and the filing/issuance date. Section 4.14(a) of the Company Disclosure Letter also sets forth, as of the date of this Agreement, a list of all Internet domain names with respect to which the Company or any of its Subsidiaries is the registrant.

(b) Except for U.S. provisional patent applications and PCT patent applications that have expired or as indicated on Section 4.14(a) of the Company Disclosure Letter, all Company Registered Intellectual Property that is owned or purported to be owned by the Company or its Subsidiaries is subsisting and, to the Knowledge of the Company, in full force and effect and, to the Knowledge of the Company, all Company Registered Intellectual Property that is Exclusive Intellectual Property is subsisting and in full force and effect. The Company and its Subsidiaries (with respect to the Company Registered Intellectual Property that is owned or purported to be owned by the Company or its Subsidiaries) and, to the Knowledge of the Company, the third parties that own the Company Registered Intellectual Property that is Exclusive Intellectual Property (with respect to the Company Registered Intellectual Property that is Exclusive Intellectual Property) (i) have made all necessary filings and paid all necessary registration, maintenance, renewal and other fees required for maintaining the Company Registered Intellectual Property and (ii) have timely filed all necessary documents and certificates in connection therewith with the relevant Patent, Trademark, Copyright, domain name or other authorities in the United States or foreign jurisdictions, as the case may be, for the purpose of maintaining such Company Registered Intellectual Property in full force and effect. The Company or one of its Subsidiaries is the exclusive owner of all rights, title and interests in and to all Owned Intellectual Property, free and clear of all Liens (except for Permitted Liens, non-exclusive licenses granted under the IP Contracts or under Routine Services Contracts entered into in the ordinary course of business, and Liens set forth in Section 4.14(b) of the Company Disclosure Letter), and possesses legally sufficient and enforceable rights pursuant to written agreements to use all other Company Intellectual Property as such Intellectual Property is used in the conduct of the Company’s business; provided, however, that the foregoing will not be interpreted as a representation of non-infringement of third-party Intellectual Property, which is dealt with exclusively in Section 4.14(d) below. Except as set forth in Section 4.14(f) of the Company Disclosure Letter, no third party has any joint ownership in any inventions claimed by any issued Patents or pending claims in any applications for Patents included in the Owned Intellectual Property (or to the Knowledge of the Company, any licensed Company Registered Intellectual Property).

(c) The Company and its Subsidiaries use commercially reasonable efforts to evaluate promptly whether inventions within the Owned Intellectual Property are patentable and, if so, the Company and its Subsidiaries have used commercially reasonable efforts to file promptly patent applications with respect thereto, except where, in the exercise of reasonable business judgment, the Company or its Subsidiaries (as applicable) have decided not to file or have decided to defer filing, a patent application on a potentially patentable invention. Except for such non-compliance that has not had a Company Material Adverse Effect, the Company and its Subsidiaries have complied with all Laws regarding the duty of disclosure, candor and good faith in connection with each Patent included in the Owned Intellectual Property (or otherwise in the Company Registered Intellectual Property to the extent the Company controls filing or prosecution thereof). Except as has not had a Company Material Adverse Effect, no public disclosure bar by the Company or its Subsidiaries has occurred or on sale bar by the Company or its Subsidiaries has arisen which has rendered or would reasonably be expected to render any Patent contained in the Owned Intellectual Property (or otherwise in the Company Registered Intellectual Property to the extent the Company controls filing or prosecution thereof) unenforceable or invalid.

(d) Since January 1, 2023, to the Knowledge of the Company, the conduct of the Company’s and its Subsidiaries’ business has not misappropriated, infringed or otherwise violated and is not infringing, misappropriating or otherwise violating any Intellectual Property of any Person in any material respect. Since January 1, 2023, neither the Company nor its Subsidiaries has received any written notice from any Person (i) claiming any violation, misappropriation or infringement of the Intellectual Property of such Person or

(ii) contesting the use, ownership, validity or enforceability of any of the Company Intellectual Property (other than, for clarity, office actions initiated by the U.S. Patent and Trademark Office or any foreign equivalent in the ordinary course of prosecution); except, in the case of each of clauses (i) and (ii), as has not had a Company Material Adverse Effect. As of the date of this Agreement, there is no action pending, or, to the Knowledge of the Company, threatened, against the Company or its Subsidiaries claiming or contesting any of the foregoing (other than, for clarity, office actions initiated by the U.S. Patent and Trademark Office or any foreign equivalent in the ordinary course of prosecution). None of the material Company Intellectual Property is subject to any pending or outstanding judgment that adversely restricts the use, transfer or registration of, or adversely affects the validity or enforceability of, any such Company Intellectual Property, in each case in any material respect.

(e) Since January 1, 2023, to the Knowledge of the Company, no Person has misappropriated, infringed or otherwise violated or is infringing, misappropriating or otherwise violating any Owned Intellectual Property or Exclusive Intellectual Property in any material respect, and no such claims have been made in writing against any other Person by the Company or its Subsidiaries.

(f) Section 4.14(f) of the Company Disclosure Letter sets forth, as of the date of this Agreement, a complete and correct list of all IP Contracts to which the Company is a party. The Company has made available to Parent and Purchaser true and correct copies of all such IP Contracts. To the Knowledge of the Company, (i) each other party to any such IP Contracts has performed all material obligations required to be performed by such party as of the date of this Agreement and (ii) none of the Company or any of its Subsidiaries is in default of any such IP Contracts in any material respect. Except as set forth on Section 4.14(f) of the Company Disclosure Letter, neither the execution and delivery of this Agreement nor the consummation of the Contemplated Transactions will (A) result in the breach of, or create on behalf of any third party the right to terminate or modify any IP Contract, (B) result in or require the grant, assignment or transfer to any other Person (other than Parent, Purchaser or any of their respective Affiliates) of any license or other right or interest under, to or in any of the Company Intellectual Property or (C) cause a material loss or impairment of any Company Intellectual Property.

(g) No past or present director, officer, employee, consultant or independent contractor of the Company or its Subsidiaries owns (or has any claim, or any right (whether or not currently exercisable) to any ownership interest, in or to) any material Owned Intellectual Property or, to the Knowledge of the Company, any other Company Intellectual Property. Each current and former employee, officer and director of the Company or its Subsidiaries, and each current and former independent contractor and consultant of the Company or its Subsidiaries, in each case who is or has been involved in the creation or development of any material Intellectual Property for or on behalf of the Company or its Subsidiaries has executed a valid and enforceable written agreement (i) requiring such Person to maintain the confidentiality of all confidential information of the Company or its Subsidiaries and (ii) providing for the effective assignment to the Company or its Subsidiaries of all rights, title and interest in and to all such Intellectual Property created or developed for the Company or its Subsidiaries in the course of such Person’s employment or retention thereby, insofar as ownership of such Intellectual Property does not already vest in the Company or any of its Subsidiaries by operation of law. There is no material uncured breach by the Company or its Subsidiaries, or, to the Knowledge of the Company, the counterparty, under any such agreement.

(h) The Company and its Subsidiaries have taken commercially reasonable steps to prevent the unauthorized disclosure or use of its material Trade Secrets (and to maintain the secrecy and value thereof). To the Knowledge of the Company, no Trade Secret that is material to the business of the Company and its Subsidiaries as presently conducted has been disclosed to any Person, other than pursuant to a non-disclosure or other agreement restricting the disclosure and use of such Trade Secret.

(i) No funding, facilities or personnel of any Governmental Body or any university, college, academic research institute or other educational institution has been or is being used in any material respect to create, in whole or in part, any material Owned Intellectual Property (or licensed Company Intellectual Property to the extent the Company controls filing or prosecution thereof), except for any such funding or use of facilities or personnel that does not result in the grant of any license, ownership right or other right by the Company or its Subsidiaries to any Company Intellectual Property to any such Governmental Body or educational institution or require or otherwise obligate the Company or its Subsidiaries to grant or offer to any such Governmental Body or educational institution any license, ownership right, or other right to any such Company Intellectual Property (except for use rights during the term of the applicable agreement between the Company or its Subsidiaries, on the one hand, and such Governmental Body or educational institution, on the other hand, solely to conduct activities within the scope of such applicable agreement or non-exclusive licenses solely for the purposes of conducting internal non-clinical research pursuant to Contracts made available to Parent and Purchaser). No current or former employee, consultant or independent contractor of the Company or its Subsidiaries who contributed to the creation or development of any Company Intellectual Property has, to the Knowledge of the Company, performed services for a Governmental Body or any university, college, academic research institute or other educational institution related to the Company’s or its Subsidiaries’ business as presently conducted during a period of time during which such employee, consultant or independent contractor was also performing services for the Company or its Subsidiaries.

(j) Except as has not had a Company Material Adverse Effect: (i) the computer systems, including the software, firmware, hardware, networks, interfaces, platforms and related systems, owned, leased or licensed by the Company or its Subsidiaries (collectively, the “Company Systems”) are sufficient for the conduct of its business as presently conducted by the Company and its Subsidiaries, (ii) in the twelve (12) months prior to the date of this Agreement, there have been no failures, breakdowns, continued substandard performance or other adverse events affecting any such Company Systems that have caused or could reasonably be expected to result in the substantial disruption or interruption in or to the use of such Company Systems or the conduct of the business of the Company and its Subsidiaries as presently conducted, and (iii) to the Knowledge of the Company, in the twelve (12) months prior to the date of this Agreement, there have not been any incidents of unauthorized access or other security breaches of the Company Systems.

(k) Other than as set forth in Section 4.8 and Section 4.13, this Section 4.14 contains the sole and exclusive representations and warranties of the Company with respect to Intellectual Property and other proprietary rights matters.

Section 4.15. Litigation. As of the date of this Agreement, there are no material Actions pending or threatened in writing against or by the Company or its Subsidiaries, or, to the Knowledge of the Company, against another Person for which the Company or its Subsidiaries is providing indemnification or other support, at law or in equity, or before or by any Governmental Body, and none of the Company or any of its Subsidiaries is subject to or in violation of any outstanding material judgment, injunction, rule, order or decree of any court or Governmental Body.

Section 4.16. Insurance. Section 4.16 of the Company Disclosure Letter sets forth each material insurance policy (including policies providing casualty, liability, medical and workers compensation coverage) to which the Company or any of its Subsidiaries is a party as of the date of this Agreement. As of the date of this Agreement, each insurance policy under which the Company or any of its Subsidiaries is an insured or otherwise the principal beneficiary of coverage is in full force and effect, and (a) none of the Company or any of its Subsidiaries is in breach or default under any such insurance policy, (b) no written notice of cancellation or termination has been received with respect to any such insurance policy and (c) to the Knowledge of the Company, no event has occurred which, with notice or lapse of time, would constitute such breach or default, or permit termination, or modification, under any such insurance policy, except as would not have a Company Material Adverse Effect.

Section 4.17. Employee Benefit Plans.

(a) Section 4.17(a) of the Company Disclosure Letter lists all material Company Plans, organized by applicable jurisdiction.

(b) With respect to each Company Plan, the Company has made available to Parent and Purchaser true and complete copies of the following (as applicable) prior to the date of this Agreement: (i) the plan document, including all amendments thereto or, with respect to any unwritten plan, a summary of all material terms thereof, (ii) the summary plan description along with all summaries of material modifications thereto, (iii) all related trust instruments or other funding-related documents, (iv) a copy of the most recent financial statements for the plan, (v) the three (3) most recent annual reports on Form 5500 required to be filed with the Department of Labor, (vi) a copy of all non-routine correspondence with any Governmental Body relating to a Company Plan received or sent within the last three (3) years and (vii) a current Internal Revenue Service determination or opinion letter.

(c) Each Company Plan that is intended to meet the requirements to be “qualified” under Section 401(a) of the Code is the subject of a favorable determination letter or is covered by a favorable opinion letter from the Internal Revenue Service, and no event has occurred, either by reason of any action or failure to act, that could reasonably be expected to adversely affect the qualification of such Company Plan.

(d) Each Company Plan has been established, maintained, funded and administered in compliance with its terms and complies, in all material respects, in form and in operation with the requirements of the Code, the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), any applicable provisions of the United Kingdom Pensions Act 2008 and United Kingdom laws prohibiting discrimination on the grounds of protected characteristics (as set out in the United Kingdom Equality Act 2010) and other applicable Law. There are no pending audits or investigations by any Governmental Body involving any Company Plan or the assets thereof. With respect to or on behalf of each Company Plan or the assets thereof, there are no Actions or claims pending or, to the Knowledge of the Company, threatened, other than routine claims for benefits.

(e) No Company Plan is and none of the Company, its Subsidiaries or any of their ERISA Affiliates has at any time within the last six (6) years sponsored, contributed to or been required to contribute to, or had or otherwise has any Liability under or in respect of, (i) a plan that is or was at any relevant time subject to Section 302 or Title IV of ERISA or Section 412 of the Code or is otherwise a defined benefit plan (as defined in Section 3(35) of ERISA), (ii) a “multiemployer plan” within the meaning of Section 3(37) of ERISA, (iii) a “multiple employer plan” as described in Section 413(c) of the Code or Section 210 of ERISA, (iv) a “multiple employer welfare arrangement” within the meaning of Section 3(40) of ERISA or (v) a plan that has two (2) or more contributing sponsors, at least two (2) of whom are not under common control, within the meaning of Section 4063 of ERISA. None of the Company or any of its Subsidiaries has any Liability by reason of at any time being considered a single employer under Section 414 of the Code with any Person. None of the Company Plans obligates, and the Company and its Subsidiaries do not otherwise have any Liability to provide a current or former owner, officer, director, employee, worker or individual independent contractor (whether engaged directly or via a personal service company) or other service provider (or any spouse or dependent thereof) any life insurance or medical or health benefits after his or her termination of ownership or employment or service with the Company or its Subsidiaries, other than as required under Part 6 of Subtitle B of Title I of ERISA, Section 4980B of the Code or any other similar state Law at the sole expense of the participant.

(f) None of the Company or any of its Subsidiaries have in the last six years been an “associate” of or “connected” with an “employer” (within the meaning of the United Kingdom Pensions Act 2004) of an “occupational pension scheme” which is not a “money purchase scheme” (as such terms are defined in the United Kingdom Pension Schemes Act 1993). Neither the Company nor any of its Subsidiaries have at any time prior to the date of this Agreement been such an employer, or participated in or had any liability in relation to a defined benefit pension scheme in any jurisdiction.

(g) All contributions, reimbursements, premiums and benefit payments that are due with respect to any Company Plan or any Plan sponsored or maintained by a Governmental Body have been timely made and all such amounts for any period ending on or before the Closing Date that are not yet due have been made or properly accrued. Neither the Company nor its Subsidiaries has incurred any Tax (whether or not assessed) pursuant to Sections 4980B, 4980D, 4980H, 6721 or 6722 of the Code. There has been no “prohibited transaction” within the meaning of Section 4975 of the Code or Section 406 of ERISA or breach of fiduciary duty (as determined under ERISA) with respect to any Company Plan.

(h) With respect to each Company Plan that is subject to the Laws of a jurisdiction other than the United States (whether or not United States Law also applies) (a “Non-U.S. Plan”): (i) all employer and employee contributions to each Non-U.S. Plan required by Law or by the terms of such plan have been timely made in full or, if applicable, accrued in accordance with normal accounting practices; (ii) each Non-U.S. Plan required to be registered has been registered and has been maintained in good standing with applicable regulatory authorities; (iii) no Non-U.S. Plan is a defined benefit plan; and (iv) there are no unfunded or underfunded Liabilities with respect to any Non-U.S. Plan.

(i) No United Kingdom-based employee or officer, and no former United Kingdom-based employee or officer, of the Company or any of its Subsidiaries has any entitlement (whether actual or contingent) to enhanced pension rights on early retirement and/or redundancy arising as a result of a transfer of their employment to the Company or any of its Subsidiaries under either the United Kingdom Transfer of Undertakings (Protection of Employment) Regulations 2006 (as amended) or its predecessor legislation.

(j) Any lump sum, gratuity or other like benefit payable in the event of the death in service of a United Kingdom-based employee or officer of the Company or any of its Subsidiaries is fully insured with an insurance company authorized under the United Kingdom Financial Services and Markets Act 2000 with permission under Part 4A of that Act to effect and carry out contracts of long-term insurance.

(k) Except as otherwise contemplated by this Agreement, or as set forth in Section 4.17(k) of the Company Disclosure Letter, neither the execution or delivery of this Agreement, nor the consummation of the Contemplated Transactions, could, either individually or together with the occurrence of some other event (including a termination of employment or service), (i) result in any compensation or benefit (whether in cash, property or the vesting of property) (including severance, bonus or other similar payment) becoming due to any current or former officer, director, employee, worker, individual independent contractor (whether engaged directly or via a personal service company) of the Company or its Subsidiaries or under a Company Plan or otherwise, (ii) increase or otherwise enhance any benefits or compensation otherwise payable under any Company Plan or otherwise to a current or former officer, employee, worker or individual independent contractor (whether engaged directly or via a personal service company) of the Company or its Subsidiaries, (iii) result in the acceleration of the time of payment or vesting of any payments or benefits or trigger any other obligation under any Company Plan, (iv) require the Company or its Subsidiaries to set aside any assets to fund or trigger any payment or funding of any benefits under any Company Plan, (v) result in any violation of, or default under, any Company Plan, (vi) limit or restrict the right of the Company to merge, amend or terminate any Company Plan or (vii) result in the payment of any “excess parachute payment” within the meaning of Section 280G of the Code (whether in cash, property or the vesting of property) or in the imposition of an excise Tax under Section 4999 of the Code.

Section 4.18. Environmental Compliance and Conditions.

(a) Each of the Company and its Subsidiaries is, and since January 1, 2024 has been, in compliance, in all material respects, with all Environmental Laws;

(b) Each of the Company and its Subsidiaries holds, and is in compliance with, all material Permits required under Environmental Laws to operate their business at the Company Real Property as presently conducted;

(c) Since January 1, 2024, none of the Company or any of its Subsidiaries has received any written claim, notice or complaint, or been subject to any Action from any Governmental Body or third party regarding any actual or alleged material violation of Environmental Laws or any material Liabilities or potential material Liabilities under Environmental Laws; and

(d) None of the Company or any of its Subsidiaries has released, transported, disposed or exposed any Person to any Hazardous Substance on, under or about the Company Real Property or any other real property now or formerly owned or operated by the Company or its Subsidiaries in a manner that would reasonably be expected to give rise to material Liability for the Company or its Subsidiaries under any Environmental Laws.

Section 4.19. Employment and Labor Matters.

(a) None of the Company or any of its Subsidiaries is a party to or bound by any Labor Agreement, and no employees of the Company or its Subsidiaries are represented by a labor union, works council or other employee representative body. None of the Company or any of its Subsidiaries has experienced any actual or, to the Knowledge of the Company, threatened labor arbitrations, picketing, handbilling, strikes, slowdowns, work stoppages, lockouts, material labor grievances, claims of unfair labor practices, or other collective bargaining or labor disputes since January 1, 2024, and none of the Company or any of its Subsidiaries has experienced union organization attempts since such date. Since January 1, 2023, no labor union, works council, other labor organization, or group of employees of the Company or its Subsidiaries has made a written demand for recognition or certification, and there are no representation or certification proceedings presently pending or, to the Knowledge of the Company, threatened to be brought or filed with the National Labor Relations Board or any other labor relations tribunal or authority. None of the Company or any of its Subsidiaries has any notice or consultation obligations to any labor union, labor organization or works council in connection with the execution of this Agreement or consummation of the Contemplated Transactions.

(b) No current request made pursuant to: Schedule A1 Part I of the United Kingdom Trade Union and Labour Relations (Consolidation) Act 1992 for recognition of any trade union; Regulation 7 of the United Kingdom Information and Consultation of Employees Regulations 2004 to negotiate an agreement in respect of information or consultation; has been received by the Company or any of its Subsidiaries nor, to the Knowledge of Company, does any trade or labor union, works council, staff association or group of employees currently intend to submit any such request to the Company or any of its Subsidiaries.

(c) Each of the Company and its Subsidiaries is and, since January 1, 2024, has been in compliance, in all material respects, with all applicable Laws relating to labor and employment, including all such Laws relating to wages and hours (including minimum wage and overtime wages), human rights, discrimination, harassment, sexual harassment, retaliation, pay equity, employment equity, paid sick days/leave entitlements and benefits, COVID-19, family and medical leave and other leaves of absence (including the federal Emergency Family and Medical Leave Expansion Act), workers’ compensation, safety and health, immigration and work authorization (including the completion of Forms I-9 for all U.S. employees and the proper confirmation of employee visas), worker classification (including employee-independent contractor classification and the proper classification of employees as exempt or non-exempt from overtime pay requirements), plant closures and layoffs (including the Worker Adjustment and Retraining Notification Act of 1988, as amended, and any similar foreign, state, provincial or local “mass layoff” or “plant closing” Laws (“WARN”)), terms and conditions of employment, whistleblowing, disability rights or benefits, employee trainings and notices, restrictive covenants, pay transparency, labor relations, employee leave issues, affirmative action and unemployment insurance.

(d) There has been no “mass layoff” or “plant closing” (as defined by WARN) implemented or announced by the Company or its Subsidiaries since January 1, 2024 nor has the Company or its subsidiaries given notice or proposed redundancies to the relevant United Kingdom Secretary of State or started consultations under Part IV Chapter II of the United Kingdom Trade Union and Labour Relations (Consolidation) Act 1992 or failed to comply in all material respects with Part IV Chapter II of that Act since January 1, 2024.

(e) Neither the Company nor any of its Subsidiaries operates, and since January 1, 2024 has not operated, any custom, policy or practice (whether contractual or non-contractual) pursuant to which employees based in the United Kingdom on or by reason of the termination of their employment or loss of office by reason of redundancy (within the meaning of section 139 of the United Kingdom Employment Rights Act 1996 and/or

section 195 of the United Kingdom Trade Union and Labour Relations (Consolidation) Act 1992) are entitled to payments which are in excess of those required to be paid under section 135 of the United Kingdom Employment Rights Act 1996.

(f) Neither the Company or its Subsidiaries has since January 1, 2024 been party to a relevant transfer (as defined in the United Kingdom Transfer of Undertakings (Protection of Employment) Regulations 2006) or provided indemnity protection to any third party in relation to any relevant transfer taking place within that timeframe, in either case having failed to comply in any material respects with any obligations imposed by those Regulations or, to the Company’s knowledge, acquired liability for any other party’s failure to comply.

(g) As of the date of this Agreement, no current employee or worker with base compensation at or above $250,000 has given or received notice of termination of employment or engagement or, to the Knowledge of the Company, otherwise intends to terminate employment or engagement with the Company or its Subsidiaries within the twelve (12) months following the Closing.

(h) All employees in the United States of America are employed on an “at-will” basis and their employment can be terminated at any time for any reason without any material amounts being owed to such individual other than with respect to wages accrued before termination, other amounts ordinarily due on termination, and severance under Company Plans disclosed on Section 4.17(a) of the Company Disclosure Letter or notice and notice pay required under an applicable employment contract or amounts or notice required by applicable Law. The relationships with all individuals who act on their own as contractors or as other service providers can be terminated for any reason with no greater than sixty (60) days’ prior written notice, without any amounts being owed to such individuals, other than with respect to payments earned before the notice of termination. No employee is on disability or other leave of absence, other than short-term absences of less than three (3) weeks. None of the Company or any of its Subsidiaries sponsors any employee for, or otherwise knowingly engage any employee working pursuant to, a nonimmigrant visa.

(i) The Company has made available to Parent a true and complete list of (i) the employee identification number and title of each officer and employee of the Company and its Subsidiaries, (ii) the names of each other individual who has accepted an offer of employment made by the Company and its Subsidiaries but whose employment has not yet commenced and (iii) the names of each other individual to whom an offer of employment is outstanding by the Company and its Subsidiaries, and for each of clauses (i) - (iii), with each such individual’s actual or offered position or function, date of hire, location, employer status as active or inactive, whether such individual is on a time limited visa, base pay, bonus target, whether such position is exempt or non-exempt, work location, leave status and expected return to work date.

(j) Section 4.19(j) of the Company Disclosure Letter lists all individual independent contractors of the Company or its Subsidiaries who are performing services for the Company and its Subsidiaries and who are paid in excess of $175,000 annually.

(k) The Company has made available to Parent a complete and accurate copy of each material written personnel policy and material written personnel rule or procedure generally applicable to employees of the Company and its Subsidiaries.

(l) Each of the Company and its Subsidiaries has reasonably investigated all sexual harassment, or other discrimination, retaliation or policy violation allegations of which any of them received written or oral notice or which have been reported to any of them. With respect to each such allegation with potential merit, each of the Company and its Subsidiaries has taken prompt corrective action that is reasonably calculated to prevent further improper action. None of the Company or any of its Subsidiaries reasonably expects any material Liabilities with respect to any such allegations or has Knowledge of any allegations relating to officers, directors, employees, contractors, or agents of the Company or its Subsidiaries, that, if known to the public, would bring the Company or its Subsidiaries into material disrepute.

(m) To the Knowledge of the Company, no current or former employee or independent contractor of the Company or its Subsidiaries is in violation of a noncompetition agreement, nonsolicitation agreement, confidentiality agreement or other restrictive covenant agreement or obligation (i) owed to the Company or any of its Subsidiaries, or (ii) owed to his or her former employer or another third party.

Section 4.20. Regulatory and Compliance Matters.

(a) Each of the Company and its Subsidiaries holds and since January 1, 2024 has held all material Permits, and has submitted written notices associated with such Permits to all Governmental Bodies, including all authorizations under Healthcare Laws, in each case as necessary for the lawful operation of the business of the Company and its Subsidiaries as conducted with respect to the Products, including any BLAs, INDs and NDAs, as applicable (the “Regulatory Authorizations”), and all such Regulatory Authorizations are (i) in full force and effect, (ii) in compliance with all material filing and maintenance requirements, and (iii) valid and enforceable. There has not occurred any material violation of, or default (with or without written notice or lapse of time or both) under any Regulatory Authorization by the Company or any of its Subsidiaries. Each of the Company and its Subsidiaries has fulfilled and performed all of its material obligations with respect to such Regulatory Authorizations, and is in compliance in all material respects with the terms of all Regulatory Authorizations. To the Knowledge of the Company, no event has occurred which allows, or after written notice or lapse of time would allow, revocation or termination thereof. Since January 1, 2024, none of the Company or any of its Subsidiaries has received written notice of any pending or threatened claim, suit, proceeding, hearing, enforcement, audit, investigation, arbitration or other Action from any Governmental Body alleging that any operation or activity of the Company or its Subsidiaries is in material violation of, or material noncompliance with, any Law that applies to a Regulatory Authorization. The Contemplated Transactions, in and of themselves, will not cause the revocation or cancellation of any Regulatory Authorization pursuant to the terms of any such Regulatory Authorization.

(b) Since January 1, 2024, all of the Products that are subject to the jurisdiction of the FDA, the DEA or other analogous Governmental Body are being, and have been, manufactured, imported, exported, processed, studied, developed, labeled, stored and tested by or, to the Knowledge of the Company, on behalf of the Company or its Subsidiaries in material compliance with all applicable requirements under any Regulatory Authorization or Law, including applicable Laws administered or enforced by the FDA, the DEA or other analogous Governmental Body. Since January 1, 2024, all applications, notifications, submissions, information, claims, reports and data utilized by the Company or its Subsidiaries as the basis for, or submitted by the Company or its Subsidiaries in connection with, any and all requests for the Regulatory Authorizations when submitted to the FDA, the DEA or other Governmental Body were, to the Knowledge of the Company, true and correct in all material respects as of the date of submission or were subsequently corrected to be so, and any material updates, changes, corrections or modification to such applications, notifications, submissions, information, claims, reports and data required under applicable Laws have been submitted to the FDA, the DEA or other Governmental Body. Since January 1, 2024, none of the Company or any of its Subsidiaries has received any notice or other communication, in writing, via telephone or other forms of rapid communication, from any Governmental Body withdrawing, placing or threatening to withdraw or place any clinical studies of the Products on “clinical hold” or requiring, or threatening to require, the termination or suspension or investigation of any pre-clinical studies or clinical trials of the Products (collectively, “Healthcare Correspondence”). There are no investigations, suits, claims, proceedings or other Actions pending or threatened in writing against the Company or its Subsidiaries with respect to any of the Products, or alleging any material violation or noncompliance by the Company, its Subsidiaries or the Products of any such applicable Law. There exist no facts or circumstances related to the Products that, to the Knowledge of the Company, would warrant issuance by the FDA, the DEA or any other Governmental Body of a clinical hold on the investigation of the Products or termination of any pre-clinical studies or clinical trials of the Products.

(c) The Company has implemented a compliance infrastructure, including, but not limited to, internal policies and procedures, compliance audits, whether internal or external, and corrective and preventative action procedure, that materially addresses compliance with applicable Healthcare Laws.

(d) The compensation that the Company or any of its Subsidiaries has paid to licensed health care professionals (i) is for bona fide purposes, (ii) is for commercially reasonable services required by the Company or any of its Subsidiaries for its business or operations, and (iii) contemplates compensation consistent with fair market value for such services.

(e) Since January 1, 2024, none of the Company or any of its Subsidiaries has (i) made an untrue statement of a material fact or fraudulent statement to any Governmental Body, including the Centers for Medicare and Medicaid Services, the U.S. Department of Health and Human Services (“HHS”), HHS Office of Inspector General or the Center for Medicare and Medicaid Innovation, (ii) failed to disclose a material fact required to be disclosed to any Governmental Body, including the Centers for Medicare and Medicaid Services, HHS, HHS Office of Inspector General or the Center for Medicare and Medicaid Innovation or (iii) committed any act, made any statement, or failed to make any statement that would reasonably be expected to provide a basis for the FDA or any other Governmental Body to invoke its policy respecting “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities”, set forth in 56 Fed. Reg. 46191 (September 10, 1991), and any amendments thereto, or any similar policy or any other Law regarding the communication or submission of false information to any applicable Governmental Body. None of the Company or any of its Subsidiaries has committed or engaged in any fraud or falsification or forgery of any research or development data, report, studies or publications or of any document or statement voluntarily submitted or required to be submitted to any Governmental Body, including the Centers for Medicare and Medicaid Services, HHS, HHS Office of Inspector General or the Center for Medicare and Medicaid Innovation. None of the Company, any of its Subsidiaries, or any of their respective officers or employees or, to the Knowledge of the Company, any agents or clinical investigator acting for the Company or any of its Subsidiaries, is or has been convicted of any crime or engaged in any conduct that has resulted in, or would reasonably be expected to result in, debarment from participation in any program related to pharmaceutical products pursuant to 21 U.S.C. Section 335a (a) or (b) or exclusion from participation in any Federal Health Care Program pursuant to 42 U.S.C. Section 1320a 7.

(f) Neither the Company nor any of its respective officers, managers, directors, employees, to the Knowledge of the Company, contractors, vendors, or agents, in each case when acting for the Company or its Subsidiaries, are or have been: (i) party to, or bound by, any corporate integrity agreements, monitoring agreements, deferred prosecution agreements, consent decrees, settlement orders or similar agreements with or imposed by any Governmental Body, and no such action is currently contemplated, proposed or pending; (ii) subject to a civil monetary penalty assessed under Section 1128A of the Social Security Act in connection with any material violation of any Federal Health Care Program requirement; (iii) listed on the General Services Administration published list of parties excluded from federal procurement programs and non-procurement programs; or (iv) the target or subject of any investigation, charged with, convicted of or entered into a plea of guilty or nolo contendere to any criminal or civil offense relating to the delivery of any item or service under a Federal Health Care Program.

(g) Since January 1, 2024, the manufacture of Products, including the Products used in any clinical trials, by or, to the Knowledge of the Company, on behalf of the Company or its Subsidiaries has been and is being conducted in material compliance with all applicable Laws including then current Good Manufacturing Practices. Since January 1, 2024, none of the Company, its Subsidiaries or, to the Knowledge of the Company, any Person acting on its or their behalf has, with respect to the Products, (i) been subject to a Governmental Body shutdown or import or export prohibition or (ii) received any FDA Form 483, or other Governmental Body notice of material adverse inspectional observations, “warning letters,” “untitled letters” or any similar written correspondence from any Governmental Body in respect of the Company or its Subsidiaries, in each case alleging or asserting material noncompliance with any applicable Law, Regulatory Authorization, or Permit and, to the Knowledge of the Company, no Governmental Body is considering such action. Between January 1, 2024 and the date of this Agreement, none of the Company or any of its Subsidiaries has either voluntarily or involuntarily, initiated, conducted or issued, or caused to be initiated, conducted or issued, any investigator notice, recall, stock recovery, or other notice or adverse action relating to an alleged lack of quality, safety or efficacy or material regulatory noncompliance of any Product.

(h) Each of the Company and its Subsidiaries is, and at all times between January 1, 2024 and the date of this Agreement has been, in material compliance with all applicable Healthcare Laws and, as of the date of this Agreement, there is no civil, criminal, administrative, or other subpoena, suit, demand, claim, hearing, proceeding, written notice or demand, or other Action pending, received by or overtly threatened in writing against the Company or its Subsidiaries related to noncompliance with such Healthcare Laws. Since January 1, 2024, none of the Company or any of its Subsidiaries has experienced: (i) a theft or significant loss of controlled substances or listed chemicals that would require reporting to the DEA or other applicable Governmental Bodies; (ii) any diversion of controlled substances or listed chemicals; or (iii) any material breaches of the security systems or procedures required under applicable Laws for such controlled substances or listed chemicals.

(i) None of the Company or any of its Subsidiaries is a party to any corporate integrity agreements, monitoring agreements, consent decrees, deferred prosecution agreements, settlement orders or similar agreements with or imposed by any Governmental Body.

(j) None of the Company or any of its Subsidiaries has, at any time since January 1, 2022, (i) violated or been in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977 (the “FCPA”), (ii) violated or been in violation of any applicable Law enacted in any jurisdiction in connection with or arising under the OECD Convention Combating Bribery of Foreign Public Officials in International Business Transactions (the “OECD Convention”), (iii) violated or been in violation of any provision of the UK Bribery Act of 2010 (the “UK Bribery Act”), (iv) violated any applicable anti-bribery or anti-corruption Law or a Law governing interactions with healthcare professionals or healthcare organizations and public disclosure of transfers of value in any foreign jurisdiction, (v) made, offered to make, promised to make, or authorized the payment or giving of, directly or indirectly, any bribe, rebate, payoff, influence payment, kickback or other unlawful payment or gift of money or anything of value prohibited under any applicable Law addressing matters comparable to those addressed by the FCPA, the UK Bribery Act, or the OECD Convention implementing legislation concerning such payments or gifts in any jurisdiction (any such payment, a “Prohibited Payment”), (vi) received written notice that it is subject to any investigation by any Governmental Body with regard to any Prohibited Payment, or (vii) violated or been in violation of any other applicable Laws regarding use of funds for political activity or commercial bribery. Since April 8, 2025, none of the Company or any of its Subsidiaries has been a “covered person” as defined in Executive Order 14117 and rules and regulations issued thereunder, including 28 C.F.R. Part 202, as implemented or amended from time to time (the “DSP”), or knowingly engaged in or directed any “covered data transaction” as that term is defined in the DSP, except in compliance with the DSP.

(k) None of the Company or any of its Subsidiaries, or any of their respective directors, officers, managers or employees, or, to the Knowledge of the Company, any of their respective agents, contractors or any other Person acting on behalf of the Company or its Subsidiaries, is currently or has in the past five (5) years (or since April 24, 2019 in the case of Sanctions Laws) been: (i) a Sanctioned Person; (ii) operating in, conducting business with, or otherwise engaging in unlawful dealings, whether directly or indirectly (A) with or for the benefit of any Sanctioned Person, or (B) in or for the benefit of any Sanctioned Country; or (iii) in violation of any Sanctions Laws, Ex-Im Laws or U.S. anti-boycott laws. During the past five (5) years (or since April 24, 2019 in the case of Sanctions Laws), neither the Company nor any of its Subsidiaries has received from any Governmental Body or any Person any notice, inquiry, or internal or external allegation; made any voluntary or involuntary disclosure to a Governmental Body; or conducted any internal investigation or audit concerning any actual or potential violation or wrongdoing, in each case related to anti-corruption Laws, Ex-Im Laws or Sanctions Laws. The Company and its Subsidiaries have implemented and maintain a system of internal controls sufficient to provide reasonable assurance that violations of anti-corruption Laws will be prevented, detected and deterred.

(l) Between January 1, 2024 and the date of this Agreement, the Company has complied in all material respects with all applicable Privacy Laws, including providing any notice, obtaining any consent or prior authorization, and conducting any assessment, in each case, to the extent material, required under applicable Privacy Laws (including the Personal Information of clinical trial participants, patients, patient family members, caregivers or advocates, employees, physicians and other healthcare professionals, clinical trial investigators, researchers and pharmacists). The Company has in place all required, and since January 1, 2024 has complied in all material respects with each of its, written and published policies and procedures concerning the privacy and security of Personal Information (the “Privacy Policies”) and all applicable Privacy Laws. As of the date of this Agreement, to the Knowledge of the Company, there are no pending claims that have been asserted or threatened in writing against the Company by any Person alleging a violation of Privacy Laws or Privacy Policies.

(m) Between January 1, 2024 and the date of this Agreement, none of the Company or any of its Subsidiaries: (i) has been charged with or convicted of any criminal offense relating to the delivery of an item or service under any Federal Health Care Program, (ii) has been debarred, excluded or suspended from participation in any Federal Health Care Program, (iii) has had a civil monetary penalty assessed against it, him or her under 42 U.S.C. § 1320a-7a, (iv) has been listed on the list of parties excluded from federal procurement programs and non-procurement programs as maintained in the Government Services Administration’s System for Award Management or other federal agencies, (v) has received written notice that it is the target or subject of any current or potential investigation relating to any Federal Health Care Program-related offense or (vi) has engaged in any activity that is in violation of, or is cause for civil penalties, debarment, or mandatory or permissive exclusion under federal or state Laws.

(n) With respect to the Products, to the Knowledge of the Company, there is no material clinical data or material written correspondence between the Company and the applicable Governmental Bodies that has not been made available to Parent as of the date of this Agreement.

Section 4.21. Brokerage. Other than Centerview Partners LLC and Jefferies LLC, no broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the Agreement, the Scheme of Arrangement or the Contemplated Transactions based on any arrangement or agreement made by or on behalf of the Company or any of its Affiliates (each a “Broker Fee”). The Company has made available to Parent a true, correct and complete copy of any engagement letter or other Contract pursuant to which Broker Fees will be triggered in connection with the execution of this Agreement or Scheme of Arrangement or the consummation of the Contemplated Transactions or the transactions contemplated in the Scheme of Arrangement.

Section 4.22. No Rights Agreement; Anti-Takeover Provisions. There are no “moratorium,” “control share acquisition,” “fair price,” “supermajority,” “affiliate transactions,” or “business combination statute or regulation” or other similar statute or other anti-takeover Laws (“Anti-Takeover Laws”) applicable to the Contemplated Transactions, the Scheme of Arrangement or the CVR Agreement. The United Kingdom City Code on Takeovers and Mergers does not apply to the Company, the Contemplated Transactions or the Scheme of Arrangement and none of the Company, the Contemplated Transactions or the Scheme of Arrangement is subject to the jurisdiction of the United Kingdom Panel on Takeovers and Mergers.

Section 4.23. Opinions.

(a) The Company Board has received, on or prior to the date of this Agreement, the oral opinion, to be subsequently confirmed in writing, of Centerview Partners LLC that, as of the date of such opinion and based upon and subject to the matters set forth therein, including the various assumptions made, procedures followed, matters considered, and qualifications and limitations set forth therein, the cash consideration to be paid to the holders of Company Shares (other than (a) Company Shares that are held in the treasury of the Company or owned by the Company and (b) Company Shares which are registered in the name of or beneficially owned by Parent, Purchaser or by any affiliate of Parent or Purchaser or by any of their respective nominees) pursuant to this Agreement and the CVR Agreement is fair, from a financial point of view, to such holders. The Company shall provide an executed copy of such written opinion to Parent solely for informational purposes promptly after receipt thereof by the Company; provided that it is agreed and understood that such opinion is for the benefit of the Company Board and may not be relied on by Parent or Purchaser.

(b) The Company Board (in its capacity as such) has received, on or prior to the date of this Agreement, the oral opinion (which has been or will be subsequently confirmed in writing, dated as of the same date), of Jefferies LLC to the effect that, as of the date of such opinion and based upon and subject to the matters set forth therein, including the various assumptions made, procedures followed, matters considered, and qualifications and limitations set forth therein, the Transaction Consideration to be paid to the holders of Company Shares (other than (a) Company Shares that are held in the treasury of the Company or owned by the Company, (b) Company Shares owned by Parent, Purchaser or any direct or indirect wholly owned Subsidiary of Parent or Purchaser and (c) any Company Shares held by any Affiliate of the Company or Parent) pursuant to this Agreement and the CVR Agreement is fair, from a financial point of view, to such holders. The Company shall provide an executed copy of such written opinion to Parent solely for informational purposes and on a non-reliance basis, promptly following the date of this Agreement.

Section 4.24. Affiliate Transactions. No present or former officer or director of the Company or its Subsidiaries, or any Person owning five percent (5%) or more of the voting or equity securities of the Company, and no immediate family member of any such natural Person, is a party to any Contract with or binding upon the Company, its Subsidiaries or any of their properties or assets, or has any material interest in any property owned, leased or occupied by the Company or its Subsidiaries, and the Company and its Subsidiaries have not engaged in any material transaction with any of the foregoing within the twelve (12) months preceding the date of this Agreement (each, an “Affiliate Transaction”), other than (a) compensation of directors and officers of the Company or its Subsidiaries in the ordinary course and (b) equity interests granted to directors and officers of the Company or its Subsidiaries.

Section 4.25. No Other Representations and Warranties. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES CONTAINED IN ARTICLE IV OF THIS AGREEMENT (AS MODIFIED BY THE COMPANY DISCLOSURE LETTER) OR IN ANY CERTIFICATE DELIVERED PURSUANT TO THIS AGREEMENT, THE COMPANY MAKES NO EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY AND THE COMPANY HEREBY DISCLAIMS (AND PARENT ACKNOWLEDGES THAT IT HAS NOT RELIED UPON) ANY SUCH REPRESENTATION OR WARRANTY. IN CONNECTION WITH PARENT’S INVESTIGATION OF THE COMPANY, PARENT MAY HAVE RECEIVED FROM OR ON BEHALF OF THE COMPANY CERTAIN PROJECTIONS. THE COMPANY MAKES NO REPRESENTATIONS OR WARRANTIES WHATSOEVER WITH RESPECT TO ESTIMATES, PROJECTIONS AND OTHER FORECASTS AND PLANS (INCLUDING THE REASONABLENESS OF THE ASSUMPTIONS UNDERLYING ESTIMATES, PROJECTIONS AND FORECASTS).

ARTICLE V

REPRESENTATIONS AND WARRANTIES

OF PARENT AND PURCHASER

Parent and Purchaser, jointly and severally, hereby represent and warrant to the Company as follows:

Section 5.1. Organization and Corporate Power. Each of Parent and Purchaser is validly existing and in good standing under the Laws of the jurisdiction in which it was organized. Each of Parent and Purchaser has all requisite corporate power and authority and all authorizations, licenses and Permits necessary to own, lease and operate its properties and to carry on its business as it is now being conducted, except where the failure to hold such authorizations, licenses and Permits would not have a Parent Material Adverse Effect. Parent, directly or indirectly, owns beneficially and of record all of the outstanding capital stock of Purchaser free and clear of all Liens (other than any transfer restrictions arising under applicable securities Laws).

Section 5.2. Authorization; Valid and Binding Agreement. Each of Parent and Purchaser has all requisite corporate power and authority to execute and deliver this Agreement and the CVR Agreement, to perform their respective obligations hereunder and thereunder and to consummate the Scheme of Arrangement and the

Contemplated Transactions. No other corporate action pursuant to the Laws of the jurisdictions in which Parent or Purchaser is organized, on the part of the Parent and Purchaser, is necessary to authorize the execution and delivery by Parent and Purchaser of this Agreement or the CVR Agreement, the performance by Parent and Purchaser of their respective covenants and obligations hereunder or thereunder or the consummation by Parent and Purchaser of the transactions contemplated hereby or thereby. Each of Parent and Purchaser has duly executed and delivered this Agreement and, assuming the due authorization, execution and delivery by the Company, this Agreement constitutes, and at the Effective Time, assuming the due authorization, execution and delivery by the Rights Agent, the CVR Agreement will constitute, the legal, valid and binding obligation of each of Parent and Purchaser, enforceable against each of Parent and Purchaser in accordance with their terms except as enforcement may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by general principles of equity.

Section 5.3. No Breach. The execution, delivery and performance of this Agreement by Parent and Purchaser and the consummation of the Scheme of Arrangement and the Contemplated Transactions do not, and the execution, delivery and performance of the CVR Agreement by Parent and Purchaser will not (a) conflict with or violate their respective certificates of incorporation or bylaws (or similar governing documents) and (b) assuming all consents, approvals, authorizations and other actions described in Section 5.5 have been obtained, and all filings and obligations described in Section 5.5 have been made, conflict with or violate any Law or order, judgment or decree to which Parent, Purchaser, either of their Subsidiaries or any of their properties or assets is subject, except any conflicts, breaches, defaults, violations, terminations, cancellations or accelerations that would not have a Parent Material Adverse Effect.

Section 5.4. Proxy Statement and Scheme Document Annex. None of the information provided or to be provided in writing by or on behalf of Parent or Purchaser or any of their Representatives for inclusion or incorporation by reference in the Proxy Statement (including the Scheme Document Annex) will contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Section 5.5. Consents. Except for (a) the applicable requirements of the HSR Act, (b) applicable requirements of the Exchange Act, (c) any filings required by the New York Stock Exchange and (d) the sanction of the Scheme of Arrangement by the Court, Parent and Purchaser are not required to submit any notice, report or other filing with any Governmental Body in connection with the execution, delivery or performance by it of this Agreement, the CVR Agreement or the consummation of the Contemplated Transactions. Other than as stated above, no consent, approval or authorization of any Governmental Body or any other party or Person is required to be obtained by Parent or Purchaser in connection with its execution, delivery and performance of this Agreement, the CVR Agreement or the consummation of the Contemplated Transactions.

Section 5.6. Litigation. As of the date of this Agreement, there are no proceedings pending or, to the Knowledge of Parent, threatened against Parent or any of its Subsidiaries that seeks to enjoin the Scheme of Arrangement or the Contemplated Transactions, other than any such proceedings that have not had and would not have a Parent Material Adverse Effect.

Section 5.7. Brokerage. Other than Morgan Stanley & Co. LLC, no broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s financial advisor’s or other similar fee or commission in connection with the Contemplated Transactions based on any arrangement or agreement made by or on behalf of Parent or Purchaser.

Section 5.8. Operations of Purchaser. Purchaser has been formed solely for the purpose of engaging in the Contemplated Transactions and has engaged in no business activities and will have incurred no liabilities or obligations except as contemplated by this Agreement or incident to its formation.

Section 5.9. Ownership of Company Shares. Neither Parent nor Purchaser, nor any of their affiliates and associates, beneficially owns any Company Shares or other securities of the Company or any options, warrants or other rights to acquire any economic interest in, the Company.

Section 5.10. Vote/Approval Required. No vote or consent of the holders of any class or series of capital stock of Parent is necessary to approve the Scheme of Arrangement or the Contemplated Transactions. The vote or consent of the sole stockholder of Purchaser (which will occur promptly following the execution and delivery of this Agreement) is the only vote or consent of the holders of any class or series of capital stock of Purchaser necessary to approve this Agreement, the CVR Agreement, the Scheme of Arrangement or the Contemplated Transactions.

Section 5.11. Funds. At the Effective Time, Parent will have, and shall cause Purchaser to have, available the cash necessary to, consummate the Contemplated Transactions, including payment in cash of the aggregate Cash Consideration and ADS Cash Consideration at the Effective Time and to pay all related fees and expenses, and to discharge all of Parent’s and Purchaser’s other liabilities as they become due. On each date on which the applicable Milestone Payment shall be paid (if any), Parent will have, or shall cause Purchaser to have, available to it sufficient funds for the satisfaction of all of Parent’s and Purchaser’s applicable obligations under the CVR Agreement, including the payment of the applicable Milestone Payment and to pay all related fees and expenses required to be paid by Parent and Purchaser pursuant to the terms of the CVR Agreement. Parent and Purchaser acknowledge that their obligations under this Agreement and the CVR Agreement are not contingent or conditioned in any manner on obtaining any financing.

Section 5.12. Investigation by Parent and Purchaser; Disclaimer of Reliance.

(a) Each of Parent and Purchaser (i) is a sophisticated purchaser and has made its own inquiry and investigation into, and based thereon has formed an independent judgment concerning, the businesses, assets, condition, operations, and prospects of the Company and its Subsidiaries, (ii) has been furnished with or given adequate access to such information about the Company as it has requested and (iii) in determining to proceed with the Contemplated Transactions has not relied on any statements or information other than the representations and warranties set forth in this Agreement. Each of Parent and Purchaser acknowledges that neither the Company nor any of its Affiliates or Representatives, have made, nor will any of them be deemed to have made (and nor has Parent or Purchaser or any of their respective Affiliates or Representatives relied upon) any representation, warranty, covenant or agreement, express or implied, with respect to the Company, its Subsidiaries, the businesses, assets, condition, operations and prospects of the Company and its Subsidiaries, or the Contemplated Transactions, other than those expressly set forth in this Agreement. Each of Parent and Purchaser acknowledges and agrees that, subject to Section 8.5(a) with respect to the making of an express representation or warranty set forth herein, none of the Company, its Subsidiaries or any other Person (including any officer, director, member or partner of the Company or any of its Affiliates) will have or be subject to any liability to Parent, Purchaser or any other Person, resulting from Parent’s or Purchaser’s use of any information, documents or material made available to Parent, Purchaser or their Representatives in any “data rooms,” management presentations, due diligence or in any other form in expectation of the Contemplated Transactions. Each of Parent and Purchaser acknowledges and agrees that, except for the representations and warranties contained in Article IV and in any certificate delivered pursuant to this Agreement, the assets and the business of the Company and its Subsidiaries are being transferred on a “where is” and, as to condition, “as is” basis. Each of Parent and Purchaser acknowledges (A) that it is an informed and sophisticated Person, and has engaged advisors experienced in the evaluation and purchase of companies such as the Company and its Subsidiaries as contemplated hereunder and (B) has had the opportunity to negotiate the terms and conditions of this Agreement and the Contemplated Transactions and that the representations and warranties in this Agreement cover all of the material topics on which it is making its decision to proceed with the consummation of the Contemplated Transactions.

(b) In connection with Parent’s and Purchaser’s investigation of the Company, each of Parent and Purchaser may have received from the Company and its Representatives certain projections and other forecasts and certain business plan information of the Company and its Subsidiaries. Each of Parent and Purchaser acknowledges that there are uncertainties inherent in attempting to make such projections and other forecasts and plans and accordingly is not relying on them, that each of Parent and Purchaser is familiar with such uncertainties, that each of Parent and Purchaser is taking full responsibility for making its own evaluation of the adequacy and accuracy of all projections and other forecasts and plans so furnished to it, and that each of Parent, Purchaser, and their Representatives will have no claim against any Person with respect thereto, subject to Section 8.5(a) with respect to the making of an express representation or warranty set forth herein. Accordingly, each of Parent and Purchaser acknowledges that, without limiting the generality of this Section 5.12(b), none of the Company, its Subsidiaries or any Person acting on behalf of the Company or its Subsidiaries has made any representation or warranty with respect to such projections and other forecasts and plans.

Section 5.13. Other Agreements. Parent and Purchaser have disclosed to the Company all Contracts, agreements, or understandings (and, with respect to those that are written, Parent and Purchaser has furnished to the Company correct and complete copies thereof) between or among Parent, Purchaser or any Affiliate of Parent, on the one hand, and any member of the Company Board or officers or employees of the Company or its Subsidiaries, on the other hand. None of Parent or any of its Affiliates (including Purchaser) has entered into any Contract or other agreement, arrangement or understanding (in each case, whether oral or written), or authorized, committed or agreed to enter into any Contract or other agreement, arrangement or understanding (in each case, whether oral or written), pursuant to which: (a) any shareholder of the Company would be entitled to receive value or consideration of a different amount or nature than the Transaction Consideration or the ADS Transaction Consideration, or, other than the Voting and Support Agreements, pursuant to which any shareholder of the Company (i) has agreed to approve the Scheme of Arrangement or (ii) has agreed to vote against or otherwise oppose any Superior Proposal or (b) any third party has agreed to provide, directly or indirectly, equity capital to Parent, Purchaser or the Company to finance in whole or in part the Contemplated Transactions and the Scheme of Arrangement. None of Parent, Purchaser or any of their Affiliates is party to any Contract or other agreement, arrangement or understanding that would be required to be disclosed under Item 1005(e) of Regulation M-A promulgated under the Exchange Act.

Section 5.14. Investment Intention. Parent is acquiring through the Scheme of Arrangement and the Contemplated Transactions the shares of capital stock of the Company for its own account, for investment purposes only and not with a view to the distribution (as such term is used in Section 2(11) of the Securities Act) thereof. Parent understands that the shares of capital stock of the Company will not be registered under the Securities Act or any “blue sky” laws and cannot be sold unless subsequently registered under the Securities Act, any applicable “blue sky” laws or pursuant to an exemption from any such registration.

Section 5.15. No Other Representations and Warranties. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES CONTAINED IN ARTICLE V OF THIS AGREEMENT OR IN ANY CERTIFICATE DELIVERED PURSUANT TO THIS AGREEMENT, NEITHER PARENT NOR PURCHASER MAKES ANY EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY AND EACH OF PARENT AND PURCHASER HEREBY DISCLAIMS ANY SUCH REPRESENTATION OR WARRANTY.

ARTICLE VI

COVENANTS

Section 6.1. Covenants of the Company.

(a) Except (i) as set forth in Section 6.1(a) of the Company Disclosure Letter, (ii) as required by applicable Law, (iii) as expressly required or permitted by this Agreement, or (iv) with the prior written consent of Parent (which consent will not be unreasonably delayed, withheld or conditioned), from the date of this Agreement until the earlier of the Effective Time or the date this Agreement is terminated (the “Pre-Closing Period”), the Company shall, and shall cause its Subsidiaries to, use commercially reasonable efforts (A) to carry on its business in all material respects in the ordinary course of business, (B) to preserve intact its current business organization and keep available the services of its current officers, employees and consultants and (C) to preserve its relationships with customers, suppliers, partners, licensors, licensees, distributors, Governmental Bodies and any others having business dealings with it with the intention that its goodwill and ongoing business will not be materially impaired on the Closing Date.

(b) Except (x) as set forth in Section 6.1(b) of the Company Disclosure Letter, (y) as required by applicable Law or (z) as expressly required or permitted by this Agreement, during the Pre-Closing Period, the Company shall not, and shall cause its Subsidiaries not to, without the prior written consent of Parent (which consent will not be unreasonably delayed, withheld or conditioned):

(i) authorize, declare, set aside or pay any dividends on or make other distributions (whether in cash, stock or property) in respect of any Company Securities, including Company ADSs, except for dividends or distributions by a wholly owned Subsidiary of the Company to the Company or to another wholly owned Subsidiary of the Company;

(ii) directly or indirectly redeem, repurchase, split, combine, subdivide or otherwise acquire or reclassify any Company Securities, including Company ADSs, except, in each case, (1) as provided by the Company Equity Plan or related award agreements, (2) as a result of net share settlement of any Company Stock Option or Company RSU outstanding on the date of this Agreement or issued in accordance with the terms of this Agreement to satisfy the applicable exercise price or applicable withholding Tax obligations, in each case, in accordance with the terms thereof or (3) any forfeitures or repurchases of Company Equity Awards, in each case, outstanding on the date of this Agreement or issued in accordance with the terms of this Agreement and in accordance with the terms thereof;

(iii) issue, sell, pledge, dispose of or otherwise encumber, or authorize the issuance, sale, pledge, disposition or other encumbrance of, any Company Securities or any equity interests in the Subsidiaries or securities convertible into or exchangeable for such Company Securities or equity interests or issue or grant any Company Equity Awards, options, warrant, calls, subscription rights or other rights of any kind to acquire such Company Shares, including Company ADSs, other equity interests or securities of the Company or a Subsidiary, except for (1) issuances of Company Shares or Company ADSs, as applicable, in respect of the exercise of a Company Stock Option or the settlement of a Company RSU, in either case with respect to Company Equity Awards outstanding on the date of this Agreement (and in accordance with the terms thereof as of the date of this Agreement) or issued in accordance with the terms of this Agreement, (2) Company Shares issued upon the surrender and cancellation of Company ADSs pursuant to the Deposit Agreement or (3) transactions solely between the Company and a wholly owned Subsidiary of the Company or solely between wholly owned Subsidiaries of the Company;

(iv) except as required by the terms of a Company Plan as in effect as of the date of this Agreement and set forth in Section 4.17(a) of the Company Disclosure Letter, (A) increase or decrease the wages, salary or other compensation or benefits with respect to any of the Company’s or any of its Subsidiaries’ officers, directors, employees or other individual service providers, (B) pay or award, or commit to pay or award, any cash or equity or equity-based incentive awards, bonuses, commissions or other incentive compensation, retention, change in control or transaction payments or benefits, or severance or separation payments or benefits, (C) accelerate any rights or benefits, or the vesting or funding of any payments or benefits, under any Company Plan (or any plan, program, arrangement, practice, policy or agreement that would be a Company Plan if in effect on the date hereof), (D) establish, adopt, enter into, modify, amend in any material respect or terminate any Company Plan (or any plan, program, arrangement, practice, policy or agreement that would be a Company Plan if in effect on the date hereof), (E) hire, engage, promote, terminate (without cause), furlough, or temporarily layoff any employee with annual base cash compensation in excess of $275,000 or any individual independent contractor or consultant with annual base cash compensation in excess of $175,000 or (F) implement or announce any employee layoffs, reductions in force, or furloughs;

(v) waive or release any noncompetition, nonsolicitation, nondisclosure, noninterference, nondisparagement, or other restrictive covenant obligation of any current or former employee or independent contractor;

(vi) amend, or propose to amend, any Company Organizational Document (including by merger, consolidation or otherwise) or the Deposit Agreement or adopt a shareholders’ rights plan, or enter into any agreement with respect to the voting of any Company Securities (other than the Voting and Support Agreements);

(vii) effect a recapitalization, reclassification of shares, stock split, reverse stock split or similar transaction or authorize the issuance of any other securities in respect of, in lieu of, or in substitution for shares of any Company Securities;

(viii) adopt a plan or agreement of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company or any Company Subsidiary;

(ix) subject to clause (xii), make any capital expenditures that are in the aggregate in excess of $250,000 above amounts indicated in the capital expenditure budget set forth on Section 6.1(b)(ix) of the Company Disclosure Letter;

(x) acquire or agree to acquire (by merger, consolidation or acquisition of stock or assets or otherwise) any other Person, by purchase of stock, securities or assets, or enter into any joint venture, partnership, strategic alliance, limited liability company or similar arrangement with any third Person in any one transaction or series of related transactions, excluding, for the avoidance of doubt, the purchase of materials from suppliers or vendors or investments in marketable securities, in each case, in the ordinary course of business;

(xi) (A) incur, assume, become liable for, or materially modify the terms of (including by extending the maturity date thereof) any Indebtedness, renew or extend any existing credit or loan arrangements, enter into any “keep well” or other agreement to maintain any financial condition of another Person, issue or sell any debt securities or warrants or other rights to acquire any debt securities of the Company or its Subsidiaries, or enter into any agreement or arrangement having the economic effect of any of the foregoing, (B) make any loans or advances to any other Person (other than intra-Company loans in the ordinary course of business and advances to directors, officers, employees and other service providers for business and travel expenses in the ordinary course of business or pursuant to existing indemnification agreements), (C) make any capital contributions to, or investments in, any other Person (other than investments in marketable securities and capital contributions to any of the Company’s Subsidiaries made in the ordinary course of business) or (D) repurchase, prepay, refinance or otherwise reduce or materially change the commitments of any Indebtedness, in each case, in an amount greater than $200,000;

(xii) sell, transfer, license, assign, mortgage, encumber, lease (as lessor), subject to any Lien (other than Permitted Liens) or otherwise abandon, withdraw or dispose of, in a single transaction or a series of related transactions, any tangible assets with a fair market value in excess of $500,000 in the aggregate;

(xiii) sell, assign, license or otherwise encumber (other than Permitted Liens) or transfer any Company Intellectual Property, except for non-exclusive licenses or sublicenses to Intellectual Property granted in the ordinary course of business or pursuant to Routine Services Contracts;

(xiv) abandon, cancel, fail to renew or permit to lapse any material Company Registered Intellectual Property owned by the Company or its Subsidiaries or where the Company or its Subsidiaries controls the filing and prosecution thereof (excluding any abandonment of any Company Registered Intellectual Property at the end of the applicable statutory term or in the ordinary course of prosecution);

(xv) disclose to any third party any material Trade Secret included in the Company Intellectual Property other than pursuant to a non-disclosure agreement restricting the disclosure and use of such Trade Secret, except for any such disclosures made as a result of publication of a Patent application filed by the Company or its Subsidiaries, or in connection with any required regulatory filing;

(xvi) commence, pay, discharge, settle, compromise or satisfy any Action that is unrelated to the Contemplated Transactions, other than solely for monetary consideration not to exceed $1,000,000;

(xvii) change its fiscal year, revalue any of its material assets or change any of its material financial, actuarial, reserving or Tax accounting methods or practices in any respect, except as required by GAAP or Law;

(xviii) (A) make (other than in the ordinary course of business consistent with past practice, which for the avoidance of doubt, shall not include any entity classification elections), change or revoke any Tax election, (B) file any amended Tax Return, (C) enter into any “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or non-U.S. Law), Tax allocation agreement or Tax sharing agreement (other than any commercial agreement entered into in the ordinary course of business that does not relate primarily to Taxes) or any other agreement with any Tax Authority relating to or affecting any Tax liability, (D) extend or waive the application of any statute of limitations regarding the assessment or collection of any Tax, (E) make any election under Section 174 or 174A of the Code (or any corresponding or similar provision of state, local or non-U.S. Law) to materially accelerate any tax deduction or amortization, (F) fail to timely file any material Tax Return in a manner inconsistent with past practices or (G) settle or compromise any Tax liability or Tax refund claim (other than by reason of passage of time);

(xix) waive, release, exercise or assign any material rights or claims under, or enter into, renew, materially amend, materially modify, exercise any material options or material rights of first offer or refusal under or terminate, any Company Material Contract or any Contract that, if existing as of the date of this Agreement, would have been a Company Material Contract, except (A) for the expiry of any Contracts on their terms or the entry into or renewal of Contracts in the ordinary course of business and (B) with respect to purchase orders in the ordinary course of business; provided that in no event shall the Company or any of its Subsidiaries be permitted to enter into any Contract that would be a Company Material Contract under Section 4.13(a)(iii) (Joint Venture Agreements; Partnership Agreements), Section 4.13(a)(iv) (Contracts with Restrictive Covenants), Section 4.13(a)(viii) (Contracts with Rights of First Refusal or Offer), Section 4.13(a)(xiii) (Contracts Restricting Dividends) or Section 4.13(a)(xix) (Contracts Relating to Commercialization, Co-Promotion, etc.);

(xx) voluntarily abandon, withdraw, terminate, suspend, abrogate, amend or modify in any material respect any material Permits or Regulatory Authorizations;

(xxi) enter into a research or collaboration arrangement (except for Routine Services Contracts) that contemplates payments by or to the Company or its Subsidiary in excess of $500,000 in any twelve (12) month period;

(xxii) amend, cancel or terminate any material insurance policy naming the Company or its Subsidiaries as an insured, a beneficiary or a loss payable payee without obtaining substitute insurance coverage;

(xxiii) enter into any new material line of business;

(xxiv) (A) commence any clinical study of which Parent has not been informed prior to the date of this Agreement, (B) unless mandated by any Governmental Body, discontinue, terminate, suspend or materially modify (including a material acceleration or delay thereof) any ongoing clinical study, (C) unless mandated by any Governmental Body, discontinue, terminate, suspend or materially modify (including a material acceleration or delay thereof) any ongoing preclinical study without first consulting with Parent in good faith, (D) initiate or commence a chemistry, manufacturing, and controls campaign or process for which Parent has not been informed of prior to the date of this Agreement or (E) unless mandated by any Governmental Body, release or disclose publicly any information on the outcomes of any ongoing clinical or preclinical study without first providing Parent with the proposed disclosure and a reasonable opportunity to review and comment thereon, which the Company shall consider in good faith;

(xxv) enter into an Affiliate Transaction;

(xxvi) convene any regular or special meeting (or any adjournment or postponement thereof) of the Company Shareholders other than, to the extent required by applicable Law or an order of a court of competent jurisdiction, an annual meeting of Company Shareholders for purposes of election of directors, ratification of the Company’s auditors and other routine matters; or

(xxvii) authorize, agree or commit to take any of the actions described in clauses (i) through (xxvi) of this Section 6.1(b).

Section 6.2. Access to Information; Confidentiality.

(a) From and after the date of this Agreement until the earlier of the Effective Time and the termination of this Agreement in accordance with its terms, the Company shall, and shall cause its Subsidiaries to, (i) upon reasonable advance notice, (A) give Parent and Purchaser and their respective Representatives reasonable access during normal business hours to relevant employees and facilities and to relevant books, contracts and records of the Company and its Subsidiaries, (B) permit Parent and Purchaser to make such non-invasive inspections as they may reasonably request and (C) cause its officers to furnish Parent and Purchaser with such financial and operating data and other information with respect to the business, properties and personnel of the Company and its Subsidiaries as Parent or Purchaser may from time to time reasonably request, in each case of clauses (A) - (C), solely for the purpose of effectuating the Contemplated Transactions and any planning for post-Closing integration, and (ii) reasonably promptly notify Parent of any Healthcare Correspondence.

(b) Subject to Section 9.7, Parent, Purchaser and the Company hereby acknowledge and agree that the confidentiality agreement set forth on Section 6.2(b) of the Company Disclosure Letter (the “Confidentiality Agreement”) will continue in full force and effect in accordance with its terms; provided that, notwithstanding anything to the contrary in the Confidentiality Agreement, the term of the Confidentiality Agreement will automatically be extended, if necessary, through to the earlier of (i) the date of termination of this Agreement and (ii) the Effective Time.

(c) Nothing in Section 6.2(a) requires the Company to permit any inspection, or to disclose any information, that in the reasonable judgment of the Company would (i) violate any of its or its Affiliates’ respective obligations with respect to confidentiality, (ii) result in a violation of applicable Law or (iii) result in loss of legal protection, including the attorney-client privilege and work product doctrine; provided that the Company will use its reasonable best efforts to obtain any required consents for the disclosure of such information and take such other reasonable action (including entering into a joint defense agreement or similar arrangement to avoid loss of attorney-client privilege) with respect to such information as is necessary to permit disclosure to Parent without (x) jeopardizing such attorney-client privilege or work product doctrine or (y) violating applicable Law or any of the Company’s or its Affiliates’ respective obligations with respect to confidentiality, as applicable.

Section 6.3. Acquisition Proposals.

(a) The Company shall not, and shall cause its directors and officers not to, and shall instruct its Representatives not to: (i) directly or indirectly initiate, solicit, or knowingly encourage or knowingly facilitate (including by way of providing information) any inquiries, proposals or offers, or the making of any submission or announcement of any inquiry, proposal or offer that constitutes or would reasonably be expected to lead to any Acquisition Proposal, (ii) directly or indirectly engage in, enter into or participate in any discussions or negotiations with any Person with respect to any Acquisition Proposal or (iii) provide any non-public information to, or afford access to the business, properties, assets, books or records of the Company and its Subsidiaries to, any Person (other than Parent, Purchaser, or any designees of Parent or Purchaser) in connection with any Acquisition Proposal. The Company shall and shall cause its directors and officers to, and shall instruct its Representatives to, (x) immediately cease any solicitation, discussions, or negotiations with any Person (other than Parent, Purchaser, or any designees of Parent or Purchaser) with respect to any Acquisition Proposal, (y) as soon as reasonably practicable (and in any event within three (3) Business Days after the date of this Agreement) request in writing the prompt return or destruction of all confidential information provided by or on behalf of the Company or its Subsidiaries to any such Person and (z) as soon as reasonably practicable (and in any event within three (3) Business Days after the date of this Agreement) terminate access to any physical or electronic data rooms relating to a possible Acquisition Proposal. Notwithstanding the foregoing, the Company and its Representatives may, solely in response to an inquiry or proposal that did not result from a material breach of this Section 6.3(a), (A) seek to clarify and understand the terms and conditions of any inquiry or proposal made by any Person solely if and to the extent necessary to determine whether such inquiry or proposal constitutes or would reasonably be expected to lead to an Acquisition Proposal and (B) inform a Person that has made or, to the Knowledge of the Company, is considering making an Acquisition Proposal of the provisions of this Section 6.3.

(b) Notwithstanding Section 6.3(a) or any other provision of this Agreement, if at any time following the date of this Agreement and prior to the receipt of the Company Shareholder Approvals, (i) the Company has received a written Acquisition Proposal that did not, directly or indirectly, result from a material breach of Section 6.3(a) and (ii) the Company Board or a committee thereof determines in good faith, after consultation with outside counsel and a financial advisor, that such Acquisition Proposal constitutes or is reasonably likely to lead to or result in a Superior Proposal, then the Company may (A) furnish information with respect to the Company to the Person making such Acquisition Proposal and its Representatives and (B) participate in discussions or negotiations with such Person and its Representatives regarding such Acquisition Proposal; provided that the Company may only take the actions described in clauses (A) or (B) above if the Company Board determines in good faith, after consultation with outside counsel, that the failure to take any such action would be, or would reasonably be expected to be, inconsistent with its fiduciary duties under applicable Law; provided, further, that (1) the Company shall not, and shall instruct its Representatives not to, disclose any material non-public information to such Person unless the Company has, or first enters into, a confidentiality agreement with such Person with terms governing confidentiality that, taken as a whole, are not materially less restrictive or materially more favorable to the other Person than those contained in the Confidentiality Agreement, and does not prohibit the Company from providing any information to Parent in accordance with this Section 6.3 or otherwise prohibit the Company from complying with its obligations under this Section 6.3, and (2) the Company shall, concurrently therewith or as promptly as reasonably practicable thereafter, and in any event within one (1) Business Day, provide or make available to Parent any material non-public information concerning the Company provided or made available to such other Person that was not previously provided or made available to Parent and Purchaser. The Company shall not, directly or indirectly, release any Person from, or waive, amend or modify any provision of, or grant permission under or fail to enforce, any standstill provision in any agreement to which the Company is a party; provided that if the Company Board determines in good faith, after consultation with its outside counsel, that the failure to take such action would be, or would reasonably be expected to be, inconsistent with its fiduciary duties under applicable Law, the Company may waive any such standstill provision solely to the extent necessary to permit the applicable Person (if such Person has not been solicited in breach of this Section 6.3) to make, on a confidential basis to the Company Board, an Acquisition Proposal, conditioned upon such Person agreeing that the Company shall not be prohibited from providing any information to Parent (including regarding any such Acquisition Proposal) in accordance with, and otherwise complying with, this Section 6.3.

(c) The Company shall promptly (and in any event within one (1) Business Day) notify Parent in writing (email being acceptable) of the receipt by the Company of any Acquisition Proposal, inquiry, request for information or other indication by any Person that would reasonably be expected to lead to an Acquisition Proposal. The Company shall (i) provide Parent promptly (and in any event within such one (1) Business Day period) the material terms and conditions of any such inquiry or Acquisition Proposal (including any subsequent material amendments, modifications or supplements thereto), together with copies of all material written proposals or offers related thereto, and the identity of the Person making any such inquiry or Acquisition Proposal and (ii) keep Parent reasonably informed of any material developments regarding any Acquisition Proposal (including any material changes to the terms thereof).

(d) The Company Board and each committee thereof shall not, subject to the terms and conditions of this Agreement, (i) approve or recommend, or propose publicly to approve or recommend, or authorize, cause or permit the Company to enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, license agreement, merger agreement, joint venture agreement, partnership agreement, collaboration agreement, revenue sharing agreement or similar definitive agreement (other than a confidentiality agreement referred to and entered into in compliance with Section 6.3(b)) relating to, or that would reasonably be expected to lead to, any Acquisition Proposal (an “Alternative Acquisition Agreement”) or (ii) make a Change of Board Recommendation.

(e) Notwithstanding Section 6.3(d) or any other provision of this Agreement, prior to the receipt of the Company Shareholder Approvals:

(i) the Company may terminate this Agreement to enter into an Alternative Acquisition Agreement if (A) the Company receives an Acquisition Proposal that did not, directly or indirectly, result from a material breach of Section 6.3(a) and that the Company Board or a committee thereof determines in good faith, after consultation with outside counsel, constitutes a Superior Proposal, (B) the Company has notified Parent in writing that it intends to terminate this Agreement to enter into an Alternative Acquisition Agreement and (C) no earlier than the end of the Notice Period, the Company Board or any committee thereof determines in good faith that the Acquisition Proposal that is subject of the Determination Notice continues to constitute a Superior Proposal and that the failure to terminate this Agreement would reasonably be expected to be inconsistent with its fiduciary duties under applicable Law, after consultation with outside counsel and taking into consideration the terms of any proposed amendment or modification to this Agreement that Parent has irrevocably committed to make during the Notice Period;

(ii) the Company Board or a committee thereof may make a Change of Board Recommendation if (A) the Company receives an Acquisition Proposal that did not, directly or indirectly, result from a material breach of Section 6.3(a), and the Company Board or a committee thereof determines in good faith, after consultation with outside counsel, that the Acquisition Proposal constitutes a Superior Proposal, (B) the Company has notified Parent in writing that it intends to effect a Change of Board Recommendation and (C) no earlier than the end of the Notice Period, the Company Board or a committee thereof determines in good faith that the failure to make a Change of Board Recommendation would reasonably be expected to be inconsistent with its fiduciary duties under applicable Law and that the Acquisition Proposal that is subject of the Determination Notice continues to constitute a Superior Proposal, after consultation with outside counsel and taking into consideration the terms of any proposed amendment or modification to this Agreement that Parent has irrevocably committed to make during the Notice Period; and

(iii) other than in connection with an Acquisition Proposal, the Company Board or a committee thereof may make a Change of Board Recommendation in response to an Intervening Event if (A) the Company has notified Parent in writing that it intends to effect a Change of Board Recommendation and (B) no earlier than the end of the Notice Period, the Company Board or any committee thereof determines in good faith, after consultation with outside counsel and considering the terms of any proposed amendment or modification to this Agreement that Parent has irrevocably committed to make during the Notice Period, that the failure to effect a Change of Board Recommendation in response to such Intervening Event would reasonably be expected to be inconsistent with its fiduciary duties under applicable Law.

(iv) The provisions of this Section 6.3(e) apply to any amendment to the financial or other material terms of any applicable Superior Proposal with respect to Section 6.3(e)(i) and Section 6.3(e)(ii) and require a revised Determination Notice and a new Notice Period pursuant to clause (i)(C) or (ii)(C) as the case may be. During the Notice Period, if requested by Parent, the Company shall negotiate in good faith with Parent regarding potential changes to this Agreement in such a manner that would eliminate the need for taking the actions set forth in Section 6.3(e)(i), Section 6.3(e)(ii) and Section 6.3(e)(iii) (and in respect of a Superior Proposal, would cause such Superior Proposal to no longer constitute a Superior Proposal).

(f) Nothing contained in this Agreement prohibits (i) the Company Board or a committee thereof from (A) taking and disclosing to the holders of Company Shares a position contemplated by Rule 14e-2 or Rule 14d-9 promulgated under the Exchange Act or (B) making any public statement if the Company Board or a committee thereof determines in good faith, after consultation with outside counsel, that the failure to make such statement would reasonably be expected to be inconsistent with its fiduciary duties under applicable Law or (ii) the Company or the Company Board from making any disclosure required under the Exchange Act; provided that any such action that would otherwise constitute a Change of Board Recommendation shall be made only in compliance with Section 6.3(d) and Section 6.3(e) (it being understood that: (x) any “stop, look and listen” letter or similar communication limited to the information described in Rule 14d-9(f) under the Exchange Act and (y) any disclosure of information to the holders of Company Shares that only describes the Company’s receipt of an Acquisition Proposal and the operation of this Agreement with respect thereto and contains a statement that the Company Board has not effected a Change of Board Recommendation, in each case, shall be deemed not to be a Change of Board Recommendation).

(g) The Company acknowledges and agrees that, for purposes of determining whether a breach of this Section 6.3 has occurred, the actions of the Company’s directors and Representatives acting solely in their authorized capacities on behalf of the Company shall be deemed to be the actions of the Company, and the Company shall be responsible for any breach of this Section 6.3 by its directors and Representatives acting solely in their authorized capacities on behalf of the Company.

Section 6.4. Employment and Employee Benefits Matters.

(a) For twelve (12) months following the Closing Date (or, if earlier, until the termination date of a Current Employee, as defined below), Parent shall, or shall cause the Company to, provide each individual employed by the Company or its Subsidiaries at the Effective Time (each, a “Current Employee”), to the extent they continue to be employed by Parent or the Company (i) total base compensation or base hourly wage (as applicable) and target annual cash incentive compensation opportunity (excluding, for the avoidance of doubt, any long-term incentive or equity or equity-based opportunities) at least as favorable, in the aggregate, for each such Current Employee, as the total base compensation or base hourly wage rate (as applicable) and target cash annual incentive opportunity provided to the Current Employee as of immediately prior to the Effective Time (subject to the same exclusions), and (ii) employee benefits that are substantially comparable in the aggregate to those benefits maintained for and provided to the Current Employees under the Company Plans that are disclosed in Section 4.17(a) of the Company Disclosure Letter (excluding cash incentive opportunities, severance, equity and equity-based awards, long-term incentive, retention, change in control-related payments or benefits, nonqualified deferred compensation, defined benefit plan and post-employment or retiree welfare benefits, collectively, the “Excluded Benefits”) and in effect as of immediately prior to the Effective Time or, to the extent a Current Employee becomes covered by an employee benefit plan or program of Parent (or one of its Affiliates other than the Company) during such period, employee benefits at least as favorable (other than the Excluded Benefits) as those maintained for and provided to similarly situated employees of Parent (or its relevant Affiliate).

(b) For a period of one year following the Effective Time, Parent shall provide, or cause to be provided, to each Current Employee who suffers a termination of employment under circumstances that would have given the Current Employee a right to severance payments and benefits under any Company Plan set forth on

Section 6.4(b) of the Company Disclosure Letter and in effect immediately prior to the Closing Date with severance payments and benefits no less favorable than those that would have been provided to such Current Employee under such applicable Company Plan.

(c) Parent shall, and shall cause the Company to, cause service rendered by each Current Employee to the Company or its Subsidiaries prior to the Effective Time to be taken into account with respect to only the employee benefit plans of Parent and the Company which provide benefits for vacation, paid time-off or 401(k) savings (and for the avoidance of doubt, not for any purpose under any Excluded Benefit), for purposes of determining eligibility to participate, level of benefits and vesting, in each case to the same extent and for the same purpose as such service was taken into account under the corresponding Company Plans immediately prior to the Effective Time for those purposes; provided that the foregoing will not apply to (i) the extent that its application would result in a duplication of benefits or compensation with respect to the same period of service, (ii) any benefit plan that is a frozen plan or that provides benefits to a grandfathered employee population or (iii) to the extent such service would not be credited to similarly situated employees of Parent or its Affiliates. Without limiting the generality of the foregoing, for the plan year in which the Effective Time occurs, Parent shall, or shall cause the Company to, use commercially reasonable efforts to waive for the Current Employees any eligibility requirements, waiting periods, actively-at-work requirements or pre-existing condition limitations under any health plan of Parent or the Company for any condition for which they would have been entitled to coverage under the corresponding Company Plan in which they participated immediately prior to the Effective Time.

(d) If requested by Parent, the Company shall, at least one (1) day prior to the Effective Time, (i) adopt written resolutions (or take other necessary and appropriate actions) to terminate each Company Plan intended to be qualified under Section 401(a) of the Code (the “401(k) Plan”), (ii) cease all contributions to the 401(k) Plan for any compensation paid after such termination date, and (iii) one hundred percent (100%) vest all participants under the 401(k) Plan, with such termination, cessation and vesting to be effective no later than the day preceding the Effective Time.

(e) Prior to making any written or broad-based oral communications to any current or former officer, director, employee, worker or individual independent contractor (whether engaged directly or via a personal service company) of the Company or its Subsidiaries pertaining to compensation or benefit matters described in this Agreement or to compensation or benefits that will be provided by Parent or Purchaser or an Affiliate thereof following the Closing, the Company shall provide Parent with a copy of the intended communication, Parent shall have a reasonable period of time to review and comment on the communication, and the Company shall consider any such comments in good faith (it being understood that after Parent has been so provided with such opportunity, the Company shall not be required to provide Parent with any other communication if the content thereof is substantially the same as that previously reviewed by Parent).

(f) Without limiting the generality of Section 6.4, no provision of this Agreement (i) prohibits Parent, Purchaser or the Company from amending, modifying or terminating any individual Company Plan or any other benefit or compensation plan, program, contract, agreement, policy or arrangement in a manner that does not conflict with or contravene the obligations of Parent, Purchaser, the Company or any of their respective Affiliates under this Section 6.4, (ii) requires Parent, Purchaser or the Company to keep any Person employed or otherwise providing services for any period of time, or (iii) constitutes or shall be construed to constitute the establishment or adoption of, or amendment to, any Company Plan or other benefit or compensation plan, program, contract, agreement, policy or arrangement. This Section 6.4 shall not confer upon any Current Employee or any other Person (including any beneficiary or dependent thereof) not a party to this Agreement any third-party beneficiary or similar rights or remedies.

Section 6.5. Directors’ and Officers’ Indemnification and Insurance.

(a) To the extent permitted by applicable Law, Parent and Purchaser shall cause the Company’s articles of association and the organizational documents of the Company’s Subsidiaries to contain provisions no less favorable with respect to indemnification, advancement of expenses, and exculpation from liabilities of present and former directors, officers, and employees of the Company and its Subsidiaries than are currently provided in the Company Organizational Documents and the organizational documents of the Company’s Subsidiaries, which provisions may not be amended, repealed, or otherwise modified in any manner that would adversely affect the rights thereunder of any such individuals until six (6) years from the Effective Time, and in the event that any Action is pending or asserted or any claim made during such period, until the disposition of any such Action or claim, unless such amendment, modification, or repeal is required by applicable Law, in which case Parent shall, and shall cause the Company to, make such changes to such organizational documents as to have the least adverse effect on the rights of the individuals referenced in this Section 6.5.

(b) Without limiting any additional rights that any Person may have under any agreement or Company Plan, from and after the Effective Time, Parent shall cause the Company to indemnify and hold harmless each present (as of the Effective Time) or former director or officer of the Company and its Subsidiaries (each, together with such Person’s heirs, executors, administrators, or Affiliates, an “Indemnified Party”), against all obligations to pay a judgment, settlement, or penalty and reasonable expenses incurred in connection with any pending, threatened or actual Action, whether civil, criminal, administrative, arbitrative, or investigative, and whether formal or informal, arising out of the fact that the Indemnified Party is or was an officer, director, employee, Affiliate, fiduciary, or agent of the Company, its Subsidiaries or of another entity if such service was at the request of the Company, whether asserted or claimed prior to, at, or after the Effective Time, to the fullest extent permitted under applicable Law. In the event of any such Action, Parent shall cause the Company to advance to each Indemnified Party reasonable and documented out-of-pocket expenses incurred in the defense of the Action (provided that any Person to whom expenses are advanced shall have provided, an undertaking to repay such advances if it is finally determined that such Person is not entitled to indemnification). The Company shall reasonably cooperate with an Indemnified Party in the defense of any matter for which such Indemnified Party could seek indemnification hereunder. The Company’s obligations under this Section 6.5 shall continue in full force and effect for the period beginning upon the Effective Time and ending six (6) years from the Effective Time; provided that all rights to exculpation, indemnification and advancement in respect of any Action asserted or made within such period shall continue until the final disposition of such Action. Parent shall guarantee the performance by the Company of its obligations under this Section 6.5(b).

(c) Notwithstanding anything to the contrary in this Agreement, at or prior to the Effective Time, following good faith consultation with Parent and, if requested by Parent, utilizing a broker of Parent’s choice which is of similar reputation and standing as the Company’s broker, the Company may purchase a tail policy under the current directors’ and officers’ liability insurance policies maintained at such time by the Company, which tail policy (i) will be effective for a period from the Effective Time through and including the date six (6) years after the Effective Time with respect to claims arising from facts or events that existed or occurred prior to or at the Effective Time and (ii) will contain coverage that is at least as protective to such directors and officers as the coverage provided by such existing policies; provided that the aggregate premium for such tail policy may not be in excess of three hundred percent (300%) of the last annual premium paid prior to the Effective Time (the “Maximum Amount”). Parent shall cause such policy to be maintained in full force and effect for their full term, and cause all obligations thereunder to be honored by the Company; provided that neither Parent nor the Company shall be required to pay an aggregate premium for such insurance policies in excess of the Maximum Amount; provided, further, that if the aggregate premium of such insurance coverage exceeds such amount, the Company shall be obligated to obtain the maximum amount of coverage available for the Maximum Amount.

(d) Without limiting any of the rights or obligations under this Section 6.5, from and after the Effective Time, the Company shall keep in full force and effect, and shall comply with the terms and conditions of, any agreement in effect as of the date of this Agreement between or among the Company and any Indemnified Party providing for the indemnification of such Indemnified Party and Parent hereby guarantees the obligations of the Company pursuant to such agreements, each as set forth on Section 6.5(d) of the Company Disclosure Letter.

(e) This Section 6.5 will survive the consummation of the Contemplated Transactions and is intended to benefit, and is enforceable by, any Person or entity referred to in this Section 6.5. The indemnification and advancement provided for in this Section 6.5 is not exclusive of any other rights to which the Indemnified Party is entitled whether pursuant to Law, Contract, or otherwise. If the Company or any of its successors or assigns (i) consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity resulting from such consolidation or merger or (ii) transfers all or a majority of its properties and assets to any Person, then, and in each such case, Parent shall make proper provisions such that the successors and assigns of the Company assume the applicable obligations set forth in this Section 6.5.

(f) If any Indemnified Party makes any claim for indemnification or advancement of expenses under this Section 6.5 that is denied by Parent and/or the Company, and a court of competent jurisdiction makes a final and non-appealable determination that the Indemnified Party is entitled to such indemnification or advancement of expenses, then Parent or the Company shall pay the Indemnified Party’s costs and expenses, including reasonable legal fees and expenses, incurred by the Indemnified Party in connection with pursuing his or her claims to the fullest extent permitted by law.

(g) Nothing in this Agreement is intended to, shall be construed to or shall release, waive or impair any rights to directors’ and officers’ insurance claims under any policy that is or has been in existence with respect to the Company or its Subsidiaries for any of their respective directors, officers or other employees, it being understood and agreed that the indemnification provided for in this Section 6.5 is not prior to or in substitution for any such claims under such policies.

Section 6.6. Further Action; Efforts.

(a) Subject to the terms and conditions of this Agreement and the Scheme of Arrangement, prior to the Effective Time, each party shall use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper, or advisable under applicable Laws to consummate the Contemplated Transactions as promptly as practicable and, in any event, by or before the Outside Date. Notwithstanding anything in this Agreement to the contrary, the Parties agree to, or to cause their ultimate parent entity (as such term is defined in the HSR Act) to, (i) make an appropriate filing of a Notification and Report Form pursuant to the HSR Act with respect to the Contemplated Transactions as promptly as reasonably practicable and in any event prior to the expiration of any applicable legal deadline (provided that, unless otherwise agreed by the Company and Parent in writing, the filing of a Notification and Report Form pursuant to the HSR Act must be made within fifteen (15) Business Days from the date hereof) and (ii) to supply as promptly as practicable any additional information and documentary material that may be requested pursuant to the HSR Act or any other Antitrust Law. The parties also shall consult and cooperate with one another, and consider in good faith the reasonable views of one another, in connection with, and provide to the other parties in advance, any analyses, appearances, presentations, memoranda, briefs, arguments, opinions, and proposals made or submitted by or on behalf of such party in connection with proceedings under or relating to any Antitrust Laws. The Parties shall jointly direct, devise and implement the strategy to obtain any necessary approvals from, submit filings to, respond to any request from or inquiry or investigation by (including directing the timing, nature and substance of all such responses), and shall have the right to co-lead all meetings and communications with, any Governmental Body that has the authority to enforce any Antitrust Law; provided that, subject to its undertakings in this Section 6.6, the final determination as to the appropriate course of action shall be made by Parent. Without limiting the foregoing, the Parties agree (A) to give each other reasonable advance notice of all substantive meetings with any Governmental Body relating to any Antitrust Laws, (B) to the extent reasonably practicable, to give each other an opportunity to participate in each of such meetings, (C) to the extent reasonably practicable, to give each other reasonable advance notice of all substantive oral communications with any Governmental Body relating to any Antitrust Laws, (D) if any Governmental Body initiates a substantive oral communication regarding any Antitrust Laws, to promptly notify the other party (and its outside legal counsel) of the substance of such communication, (E) to provide each other with a reasonable advance opportunity to review and comment upon all substantive written communications (including any analyses, presentations, memoranda, briefs, arguments, opinions and proposals) with a Governmental Body regarding any Antitrust Laws and (F) to provide each other (and its outside legal counsel) with copies of all written communications to or from any Governmental Body relating to any Antitrust Laws. Any such disclosures or provision of copies by one party to the other may be made on an outside counsel/in-house counsel basis, if appropriate. Each Party may, as each deems advisable and necessary, reasonably designate any such disclosures or provision of copies by one party to the other party under this Agreement as “outside counsel/in-house counsel only.” Such designated materials and the information contained therein shall be given only to the outside legal counsel and in-house counsel of the recipient and shall not be disclosed by such outside counsel and in-house counsel to employees (other than in-house counsel), officers or directors of the recipient, unless express permission is obtained in advance from the source of the materials or its legal counsel; it being understood that materials provided pursuant to this Agreement may be redacted (1) to remove references concerning the valuation of the Company or the Contemplated Transactions, (2) as necessary to comply with contractual obligations and (3) as necessary to protect privileged attorney-client communications or attorney work product.

(b) Each Party shall, and shall cause each of their respective Subsidiaries to, use its reasonable best efforts to obtain any consents, clearances, or approvals required under or in connection with the Antitrust Laws to enable all waiting periods under applicable Antitrust Laws to expire, and to avoid or eliminate impediments under applicable Antitrust Laws asserted by any Governmental Body, in each case, to cause the Contemplated Transactions to occur as promptly as practicable and, in any event, by or before the Outside Date, including (i) as promptly as reasonably practicable complying with any requests for additional information (including any second request) by any Governmental Body and (ii) contesting and defending any threatened or pending preliminary or permanent injunction or other order or any claim or determination, decree, or ruling or statute, rule, regulation, or executive order that would adversely affect the ability of any Party to consummate the Contemplated Transactions and taking other actions to prevent the entry, enactment, or promulgation thereof, it being understood that, notwithstanding Section 6.6(a) above, Parent shall have the right to direct, devise and control such litigation. Parent shall pay all filing fees incurred by the parties in connection with any filings which may be required by such party to obtain clearance under any Antitrust Law for the consummation of the Contemplated Transactions (other than, for the avoidance of doubt, fees and expenses of counsel or other advisors to the Company). Notwithstanding anything to the contrary in this Section 6.6(b) or otherwise in this Agreement, neither Parent nor any of its Affiliates shall have any obligation to offer, negotiate, commit to, or effect, by consent decree, hold separate order, or otherwise, the sale, divestiture, license, or other disposition of any or all of the capital stock, assets, equity holdings, rights, products, or businesses of Parent or any of its Subsidiaries (including, following the Effective Time, the Company), or any other restrictions on the activities of Parent or any of its Subsidiaries (including, following the Effective Time, the Company). In addition, the Company shall not offer or commit to take any of such actions without Parent’s prior written consent, which includes taking or committing to take actions that limit Parent or any of its Subsidiaries (including, following the Effective Time, the Company), as applicable, freedom of action with respect to, or their ability to retain, any of the businesses, employees, or assets of the Company, and Parent and its Affiliates shall not be required to commit to any provision (in any consent decree or otherwise) requiring the prior approval of a Governmental Body to engage, or agree not to engage in any present or future transaction involving Parent or any of its Affiliates. Parent shall not require the Company to, and the Company shall not be required to, take any action with respect to any consent decree, hold separate order or other applicable Law that binds the Company prior to the Effective Time. Neither Parent nor the Company shall enter any agreement with a Governmental Body not to consummate or to delay consummation of the Contemplated Transactions without the prior written consent of the other party to the extent permissible by Laws; provided that Parent shall be permitted without the Company’s consent (it being understood that Parent may exercise this right only one time) to withdraw their filing under the HSR Act in connection with the Contemplated Transactions and promptly refile the notification and report forms within two (2) Business Days (as required by the HSR Act) with respect to the Contemplated Transactions.

(c) From the date of this Agreement through the date that is ninety (90) days after the date of this Agreement, Parent shall not, and shall cause its Subsidiaries and Affiliates not to, acquire or agree to acquire a majority of the equity interests of, or all or substantially all assets of, any Persons or divisions thereof (through acquisition, license, joint venture, collaboration or otherwise), or the exclusive license of the commercial rights of an asset, if such an acquisition or license (A) involves an orexin-2 or sodium oxybate asset or program in clinical development, and (B) would reasonably be expected to materially delay or prevent the receipt of any authorizations, consents, orders, declarations or approvals of any Governmental Body necessary to close the Contemplated Transactions.

(d) Prior to the Effective Time, each party shall use commercially reasonable efforts to obtain any consents, approvals, or waivers of third parties with respect to any Contracts to which it is a party as may be necessary for the consummation of the Contemplated Transactions or required by the terms of any Contract as a result of the execution, performance, or consummation of the Contemplated Transactions; provided that, in no event will the Company be required to pay, prior to the Effective Time, any fee, penalty, or other consideration or make any other accommodation to any third party to obtain any consent, approval, or waiver required with respect to any such Contract.

Section 6.7. Public Announcements. The Company shall not, and Parent shall not, and shall cause each of its Subsidiaries to not, issue any press release or announcement concerning the Contemplated Transactions without the prior consent of the other (which consent may not be unreasonably withheld, conditioned, or delayed), except any release or announcement required by applicable Law or any rule or regulation of Nasdaq, the New York Stock Exchange or any other stock exchange to which the relevant party is subject, in which case the party required to make the release or announcement shall use commercially reasonable efforts to allow each other party reasonable time to comment on such release or announcement in advance of such issuance; it being understood that the final form and content of any such release or announcement, to the extent so required, shall be at the final discretion of the disclosing party. The Parties agree that the initial press release relating to this Agreement shall be a joint press release issued by the Company and Parent. The restrictions of this Section 6.7 do not apply to communications by the Company in connection with, or following, an Acquisition Proposal, Superior Proposal, Change of Board Recommendation, Intervening Event or any action taken pursuant thereto (or communications made or proposed to be made by Parent in response thereto), in each case, that does not violate Section 6.3.

Section 6.8. Conduct of Parent and Purchaser. Parent shall, immediately following execution of this Agreement, cause the sole stockholder of Purchaser to execute and deliver a written consent of the sole stockholder adopting this Agreement in accordance with applicable Law and the certificate of incorporation and bylaws of Purchaser.

Section 6.9. No Control of the Company’s Business. Nothing contained in this Agreement gives Parent or Purchaser, directly or indirectly, the right to control or direct the Company’s operations prior to the Effective Time. Prior to the Effective Time, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its operations.

Section 6.10. Operations of Purchaser. Prior to the Effective Time, Purchaser shall not engage in any other business activities and shall not incur any liabilities or obligations other than as contemplated herein.

Section 6.11. Shareholder Litigation. The Company shall promptly notify Parent of any Actions or claims instituted against the Company, its Subsidiaries or any of their directors or officers, in each case, relating to this Agreement or the Contemplated Transactions (each such item described in this Section 6.11, “Shareholder Litigation”). Parent shall have the right to participate in the defense of any such Shareholder Litigation, the Company shall consult with Parent (which advice the Company shall consider in good faith) regarding the defense of any such Shareholder Litigation, and the Company shall not settle or compromise any Shareholder Litigation without the prior written consent of Parent, not to be unreasonably withheld, delayed or conditioned, unless (a) such settlement is fully covered by the Company’s insurance policies (other than any applicable deductible) or (b) such settlement relates solely to the provision of additional disclosure in the Proxy Statement (including the Scheme Document Annex), but in each case only if such settlement would not result in the imposition of any restriction on the business or operations of the Company or its Affiliates. The Company shall notify Parent promptly of the commencement or written threat of any proceedings of which it has received notice or become aware and shall keep Parent promptly and reasonably informed regarding any such proceedings. Without otherwise limiting the Indemnified Parties’ rights with regard to the right to counsel as described in Section 6.5, following the Effective Time, the Indemnified Parties shall be entitled to continue to retain Goodwin Procter LLP or such other counsel selected by such Indemnified Parties prior to the Effective Time to defend any Shareholder Litigation relating to the Company.

Section 6.12. Regulatory Matters. Between the date of this Agreement and the earlier of the Effective Time or the termination of this Agreement, the Company and its Subsidiaries shall make available to Parent and its Representatives complete and accurate copies of (a) all material clinical and non-clinical data relating to the Products and (b) all material written or oral correspondence between the Company or its Subsidiaries, on the one hand, and the applicable Governmental Bodies, on the other hand, relating to the Company, its Subsidiaries, or the Products, in the case of each of clauses (a) and (b) above, that comes into the Company’s or its Subsidiaries’ possession or control during such time period promptly (and in any event no later than three (3) Business Days) after the Company obtains such possession or control thereof and subject to the limitations set forth in Section 6.2 (it being understood that data and correspondence in the possession of a contract research organization or similar third party acting on behalf of the Company shall not be deemed to be in possession of the Company solely by reason of its being in the possession of such third party). The Company shall, and shall cause its Subsidiaries to, and shall direct its and their Representatives to reasonably consult and cooperate with Parent, as and to the extent reasonably requested by Parent, and consider in good faith the views and comments of Parent in connection with any material communications (including meetings or teleconferences) with any Governmental Body relating to clinical and preclinical trials related to the Products.

Section 6.13. Cash Management. Prior to the Effective Time, the Company shall convert all Investment Securities to Cash and Cash Equivalents.

Section 6.14. Stock Exchange De-listing. The Company shall cause the Company ADSs to be de-listed from Nasdaq and de-registered under the Exchange Act as promptly as practicable following the Effective Time.

Section 6.15. Termination of Certain Agreements. At or prior to the Effective Time, the Company shall terminate, or cause to be terminated, the Contracts set forth on Section 6.15 of the Company Disclosure Letter, with such termination(s) becoming effective no later than as of the Effective Time.

Section 6.16. CVR Agreement. At or prior to the Effective Time, each of Parent and Purchaser shall authorize and duly adopt, execute and deliver, and will ensure that a duly qualified Rights Agent executes and delivers, the CVR Agreement, subject to any reasonable revisions to the CVR Agreement that are requested by such Rights Agent and/or the Depositary (provided that such revisions are not, individually or in the aggregate, detrimental or adverse, taken as a whole, to any holder of a CVR). Parent, Purchaser and the Company shall cooperate, including by making changes to the form of CVR Agreement, as necessary to ensure that the CVRs are not subject to registration under the Securities Act, the Exchange Act or any applicable state securities or “blue sky” laws.

Section 6.17. Tax Matters. The Company and Parent shall (and shall, in the case of the Company, procure that its Subsidiaries and its and their Representatives shall) provide such assistance and information as such other Party may reasonably request in connection with any matters relating to Tax in respect of the Contemplated Transactions and with respect to tax periods of the Company and its Subsidiaries, including in respect of any Tax clearances or consents that any such Party may consider necessary or desirable in connection with the Contemplated Transactions (including in connection with any UK stamp duty or stamp duty reserve tax). The Company shall, as soon as reasonably practicable after the date hereof, apply for confirmation from His Majesty’s Revenue & Customs that the Court Order is not subject to United Kingdom stamp duty or stamp duty reserve tax. For the avoidance of doubt, failure to obtain such confirmation shall not constitute a breach of the Company’s obligations under this Agreement.

Section 6.18. Company Indebtedness. Prior to the Closing, the Company shall, and shall cause its Subsidiaries to, deliver notices of prepayment and notices of termination of commitments (including any certifications or calculations to be provided therewith) relating to the prepayment in full of outstanding indebtedness under the Company Credit Agreement at the Closing. The Company and its Subsidiaries shall use their reasonable best efforts to (a) obtain and deliver to Parent prior to the Closing payoff letters in customary form from the lenders (or their applicable Representatives) with respect to the Company Credit Agreement stating the amounts required to pay in full all indebtedness thereunder at the Closing and (b) obtain and deliver to Parent documents and filings in customary form acknowledging the termination of obligations and release of Liens related to the Company Credit Agreement upon the payoff of the outstanding indebtedness under the Company Credit Agreement. The Company shall use reasonable best efforts to assist Parent (and Parent shall use reasonable best efforts to assist the Company in connection therewith) in the prepayment in full of all indebtedness under the Company Credit Agreement and the termination of the Company Credit Agreement as of the Effective Time and the release of any related Liens, guaranties and other credit support thereunder upon the occurrence of such prepayment (provided that no such prepayment shall be required that is not contingent on the occurrence of the Closing). Without limiting the generality of the foregoing, the Company and its Subsidiaries shall use reasonable best efforts to deliver to Parent at least three (3) Business Days prior to the Closing Date draft payoff letters, termination acknowledgments and release documentation, and the Company shall give due consideration to all reasonable comments thereto requested in writing by Parent or its counsel.

Section 6.19. Switching. Neither Purchaser nor Parent may elect to implement the acquisition of the entire issued share capital of the Company as contemplated by this Agreement by means of a takeover offer within the meaning of section 974 of the Companies Act, or otherwise announce any such takeover offer in respect of the Company, at any time without the Company’s prior written consent (to be granted in the Company’s sole discretion).

Section 6.20. Anti-Takeover Laws. If any state Anti-Takeover Law becomes or is deemed to be applicable to this Agreement or the Contemplated Transactions, then Parent, Purchaser and the Company shall cooperate and take all action reasonably available to render such Law inapplicable to the foregoing; provided, however, that nothing in the foregoing shall be interpreted to require the Company Board (or a committee thereof) to take any action that would reasonably be expected to be inconsistent with its fiduciary duties under applicable Law or following a Change of Board Recommendation pursuant to Section 6.3. The Company shall not take (or omit to take) any action that would reasonably be expected to result in (a) the United Kingdom City Code on Takeovers and Mergers applying to the Company or the Contemplated Transactions or (b) the Contemplated Transactions becoming subject to the jurisdiction of the United Kingdom Panel on Takeovers and Mergers; provided, however, that nothing in the foregoing shall be interpreted to require the Company or the Company Board (or a committee thereof) to refrain from taking any action that would reasonably be expected to be inconsistent with the fiduciary duties of the Company Board under applicable Law or any other action following a Change of Board Recommendation pursuant to Section 6.3.

ARTICLE VII

CONDITIONS OF THE CONTEMPLATED TRANSACTIONS

Section 7.1. Conditions to the Obligations of Each Party to Effect the Contemplated Transactions. The respective obligations of each Party to effect the Contemplated Transactions are subject to the satisfaction or waiver in writing (where permissible) at or prior to the Effective Time of each of the following conditions:

(a) The Company Shareholder Approvals shall have been obtained.

(b) The Scheme of Arrangement shall have been sanctioned by the Court.

(c) Any applicable waiting period under the HSR Act in respect of the Contemplated Transactions and any agreement with a Governmental Body not to consummate or to delay consummation of the Contemplated Transactions shall have expired or been terminated.

(d) There shall not have been issued by any Governmental Body of competent jurisdiction any order, decree or ruling that remains in effect and enjoins, prevents or prohibits the consummation of any Contemplated Transactions, nor shall any statute, rule, regulation, order, injunction, or decree have been enacted, entered, promulgated, or enforced (and still be in effect) by any Governmental Body that prohibits or makes illegal the consummation of the Contemplated Transactions.

Section 7.2. Conditions to the Obligations of Parent and Purchaser to Effect the Contemplated Transactions. The respective obligations of Parent and Purchaser to effect the Contemplated Transactions are subject to the satisfaction or waiver in writing (where permissible) at or prior to the Effective Time of each of the following conditions:

(a) (i) The representations and warranties set forth in Section 4.1 (Organization and Corporate Power), Section 4.2 (Authorization; Valid and Binding Agreement), Section 4.3 (other than Section 4.3(a) or (e)) (Capitalization), Section 4.21 (Brokerage), Section 4.22 (No Rights Agreement; Anti-Takeover Provisions) and Section 4.23 (Opinions) shall be true and correct in all material respects, as of the Closing Date as though made on and as of such date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects, as of such earlier date), (ii) the representation set forth in Section 4.8(a) (Absence of Certain Developments) shall be true in all respects, as of the Closing Date as though made on and as of such date (except to the extent such representation expressly speaks as of an earlier date, in which case such representation shall be true in all respects, as of such earlier date), (iii) the representations set forth in Section 4.3(a) and (e) (Capitalization) shall be true and correct in all respects, except for any de minimis inaccuracies, as of the Closing Date as though made on and as of such date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct except for any de minimis inaccuracies, as of such earlier date) and (iv) all other representations and warranties of the Company contained in this Agreement shall be true and correct as of the Closing Date, as though made on and as of such date (except to the extent any such representation or warranty expressly relates to an earlier date, in which case as of such date), except where the failure of such representations and warranties to be so true and correct (without giving effect to any limitation as to “materiality” or “Company Material Adverse Effect”) has not had, individually or in the aggregate, a Company Material Adverse Effect.

(b) The Company shall have complied with or performed in all material respects the covenants and agreements it is required to comply with or perform at or prior to the Closing Date (or any failure to comply or perform shall have been cured by such time).

(c) Since the date of this Agreement, there shall not have occurred any change, event, occurrence or effect that has had a Company Material Adverse Effect that is continuing as of the Closing Date.

(d) The Company shall have delivered to Parent and Purchaser a certificate dated as of the Closing Date signed on behalf of the Company by a senior executive officer of the Company in his or her capacity as such an officer to the effect that the conditions set forth in Section 7.2(a), (b) and (c) have been satisfied as of the Closing Date.

Section 7.3. Conditions to the Obligations of the Company to Effect the Contemplated Transactions. The obligations of the Company to effect the Contemplated Transactions are subject to the satisfaction or waiver in writing (where permissible) at or prior to the Effective Time of each of the following conditions:

(a) Each of the representations and warranties of Parent and Purchaser contained in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date, as if made as of such date (except to the extent any such representation or warranty expressly relates to an earlier date or period, in which case as of such date or period), except where the failure of such representations and warranties to be so true and correct (without giving effect to any limitation as to “materiality” or “Parent Material Adverse Effect”) has not had, individually or in the aggregate, a Parent Material Adverse Effect.

(b) Parent and Purchaser shall have complied with or performed in all material respects the covenants and agreements they are required to comply with or perform at or prior to the Closing Date (or any failure to comply or perform shall have been cured by such time).

(c) Parent shall have delivered to the Company a certificate dated as of the Closing Date signed on behalf of Parent by an officer of Parent in his or her capacity as such an officer to the effect that the conditions set forth in Section 7.3(a) and Section 7.3(b) have been satisfied as of the Closing Date.

ARTICLE VIII

TERMINATION, AMENDMENT AND WAIVER

Section 8.1. Termination by Mutual Agreement. This Agreement may be terminated, and the Contemplated Transactions may be abandoned, at any time prior to the Effective Time, by mutual written consent of Parent and the Company.

Section 8.2. Termination by Either Parent or the Company. This Agreement may be terminated, and the Contemplated Transactions may be abandoned, at any time prior to the Effective Time, by Parent or the Company, if:

(a) any Governmental Body has issued a final order, decree or ruling, or taken any other final action permanently restraining, enjoining, or otherwise prohibiting the Contemplated Transactions, and such order, decree, ruling or other action has become final and non-appealable; provided, however, that this termination right is not available to any Party, if the issuance of such order, decree, ruling or other action is primarily attributable to the failure on the part of such Party to comply with its obligations under this Agreement in any material respect, including Section 6.6;

(b) the Closing has not occurred on or prior to 11:59 p.m. Eastern Time, on the date that is six (6) months after the date of this Agreement (the “Outside Date”); provided, however, that if as of such date, all of the conditions set forth in Article VII (other than Section 7.1(c) or Section 7.1(d)) (solely with in respect of Antitrust Laws) shall have been satisfied or waived by Parent or Purchaser, to the extent waivable by Parent or Purchaser (other than conditions that by their nature are to be satisfied on the Closing Date, each of which is then capable of being satisfied), then the Outside Date will automatically be extended by six (6) months until 11:59 p.m. Eastern Time, on the date that is twelve (12) months after the date of this Agreement (and such date will then be the Outside Date); provided, however, that this termination right is not available to any Party, if the failure of the Effective Time to occur prior to the Outside Date is primarily attributable to the failure on the part of such Party to comply in any material respect with its obligations under this Agreement, including Section 6.6;

(c) the Scheme Meeting or the Company GM (including, in each case, any postponements or adjournments thereof) shall have been completed and any Company Shareholder Approval voted on at such meeting shall not have been obtained; or

(d) the Court declines or refuses to sanction the Scheme of Arrangement; provided that if an appeal has been submitted by either Parent or the Company in respect of any such decline or refusal, the right to terminate the Agreement pursuant to this Section 8.2(d) may not be exercised until such appeal has been denied in a final determination.

Section 8.3. Termination by the Company. This Agreement may be terminated at any time prior to the Effective Time, by the Company, if:

(a) there has been a breach of any covenant or agreement made by Parent or Purchaser in this Agreement, or any representation or warranty of Parent or Purchaser is inaccurate or becomes inaccurate after the date of this Agreement, and such breach or inaccuracy would give rise to the failure of a condition set forth in Section 7.3(a) or Section 7.3(b), and such breach or inaccuracy is not capable of being cured within thirty (30) days following receipt by Parent or Purchaser of written notice of such breach or inaccuracy or, if such breach or inaccuracy is capable of being cured within such period it has not been cured within such period; provided that the Company shall not have the right to terminate this Agreement pursuant to this Section 8.3(a) if the Company is then in breach of any of its covenants, agreements, representations, or warranties hereunder such that Parent would be entitled to terminate this Agreement pursuant to Section 8.4(a); or

(b) at any time prior to obtaining the Company Shareholder Approvals, in order to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal in accordance with Section 6.3(e)(i); provided that, promptly following such termination, the Company enters into an Alternative Acquisition Agreement in respect of such Superior Proposal and pays (or causes to be paid) the termination fee due pursuant to Section 8.5(b).

Section 8.4. Termination by Parent. This Agreement may be terminated at any time prior to the Effective Time by Parent, if:

(a) there has been a breach of any covenant or agreement made by the Company in this Agreement, or any representation or warranty of the Company is inaccurate or becomes inaccurate after the date of this Agreement, and such breach or inaccuracy would give rise to the failure of a condition set forth in Section 7.2(a) or Section 7.2(b), and such breach or inaccuracy is not capable of being cured within thirty (30) days following receipt by the Company of written notice of such breach or inaccuracy or, if such breach or inaccuracy is capable of being cured within such period, it has not been cured within such period; provided that Parent shall not have the right to terminate this Agreement pursuant to this Section 8.4(a) if Parent or Purchaser is then in breach of any of its covenants, agreements, representations or warranties hereunder such that the Company would be entitled to terminate this Agreement pursuant to Section 8.3(a); or

(b) at any time prior to obtaining the Company Shareholder Approvals, the Company Board or any committee thereof effects a Change of Board Recommendation.

Section 8.5. Effect of Termination.

(a) In the event of termination of this Agreement pursuant to this Article VIII, this Agreement (other than Section 6.2(b), Article VIII and Article IX, each of which will survive any termination hereof) will become void and of no effect with no liability on the part of any Party (or of any of its Representatives); provided, however, that except in a circumstance where the termination fee is paid by the Company pursuant to Section 8.5(b) below, no such termination will relieve any Party of any liability for damages resulting from material breach of this Agreement that is a consequence of an act or omission intentionally undertaken by the breaching Party with the actual knowledge that such act or omission would result in a material breach of this Agreement (an “Intentional Breach”), including with respect to the making of a representation set forth herein, or would constitute fraud. For purposes of this Section 8.5(a), “fraud” means actual (and not constructive, including claims based on recklessness) common law fraud under Delaware law with respect to the making of an express representation or warranty contained in this Agreement.

(b) In the event that:

(i) this Agreement is terminated by the Company pursuant to Section 8.3(b) (Superior Proposal);

(ii) this Agreement is terminated by Parent pursuant to Section 8.4(b) (Change of Board Recommendation); or

(iii) (A) this Agreement is terminated (x) by either Parent or the Company pursuant to (1) Section 8.2(b) (Outside Date) (in the case of a termination by the Company, only if at such time Parent would not be prohibited from terminating this Agreement pursuant to the second proviso in Section 8.2(b) (Outside Date)), (2) Section 8.2(c) (Company Shareholder Approval) or (3) Section 8.2(d) (Scheme of Arrangement), or (y) by Parent pursuant to Section 8.4(a) (Material Breach), (B) any Person has publicly disclosed an Acquisition Proposal (which has not been irrevocably publicly withdrawn at least one (1) day (1) prior to the Outside Date in the case of Section 8.5(b)(iii)(A)(x)(1), (2) prior to the date of the action or event giving rise to termination in the case of Section 8.5(b)(iii)(A)(x)(2) and Section 8.5(b)(iii)(A)(x)(3) or (3) prior to the date of such material breach in the case of Section 8.5(b)(iii)(A)(y)) after the date of this Agreement and prior to such termination and (C) within twelve (12) months after such termination, the Company enters into an Alternative Acquisition Agreement with respect to an Acquisition Proposal (and the transactions contemplated by such Acquisition Proposal are subsequently consummated before or after the expiration of such twelve (12)-month period) or the Acquisition Proposal is consummated (provided that, for purposes of clause (C) of this Section 8.5(b)(iii), references to “20%” in the definition of Acquisition Proposal will be substituted with “50%”);

Then, in any such case, the Company shall pay (or cause to be paid to) Parent a termination fee of $63,058,601.76, by wire transfer of immediately available funds to the account or accounts designated by Parent. Any payment required to be made (1) pursuant to clause (i) of this Section 8.5(b) will be paid substantially concurrently with such termination, (2) pursuant to clause (ii) of this Section 8.5(b) will be paid no later than two (2) Business Days after such termination and (3) pursuant to clause (iii) of this Section 8.5(b) will be payable to Parent upon consummation of the Contemplated Transactions. The Company will not be required to pay the termination fee pursuant to this Section 8.5(b) more than once.

(c) In the event the termination fee payable pursuant to Section 8.5(b) is paid to Parent in accordance with Section 8.5(b), (i) Parent’s receipt of the termination fee shall be the sole and exclusive remedy of Parent and Purchaser in respect of any breach of, or inaccuracy contained in, the Company’s covenants, agreements, representations or warranties in this Agreement and (ii) none of the Parent, Purchaser, any of their respective Affiliates or any other Person shall be entitled to bring or maintain any other claim, action or proceeding against the Company or any of its Affiliates or any Representative of the Company or any of its Affiliates arising out of this Agreement, any of the Contemplated Transactions or any matters forming the basis for such termination; provided that nothing in this Section 8.5(c) shall relieve the Company from liability for damages arising from an Intentional Breach of Section 6.3(a).

(d) The Company acknowledges that the agreements contained in Section 8.5(b) are an integral part of the Contemplated Transactions, and that, without these agreements, Parent and Purchaser would not have entered into this Agreement. Accordingly, if the Company fails to promptly pay the amount due pursuant to Section 8.5(b) when due and, in order to obtain such payment, Parent or Purchaser commences a suit that results in a judgment against the Company for the amount set forth in Section 8.5(b), the Company shall pay to Parent or Purchaser interest on such amount at the prime rate as published in The Wall Street Journal in effect on the date such payment was required to be made through the date of payment.

(e) The Parties intend that any payment of the termination fee payable pursuant to Section 8.5(b) shall be compensatory in nature and shall not be treated (in whole or in part) as consideration for a supply for the purposes of VAT and, accordingly, the Company shall pay the full amount of any such termination fee free and clear of any withholdings, deductions or adjustments. To the extent that it is determined by a Tax Authority that such termination fee constitutes all or part of the consideration for a taxable supply made for VAT purposes, then the Purchaser shall issue a VAT invoice to the Company and the Company shall pay any VAT due in addition to the termination fee.

Section 8.6. Expenses; Transfer Taxes. Except as otherwise specifically provided herein, each Party shall bear its own expenses in connection with this Agreement and the Contemplated Transactions. All United Kingdom stamp duty and stamp duty reserve tax and any other similar transfer Taxes incurred in connection with the transfer of the Scheme Shares pursuant to this Agreement (the “Transfer Taxes”) shall be paid by Purchaser. Purchaser shall prepare and file, at its expense, all necessary documentation with respect to such Transfer Taxes.

Section 8.7. Amendment and Waiver. This Agreement may not be amended except by an instrument in writing signed by the Parties prior to the Effective Time. At any time prior to the Effective Time, the Company, on the one hand, and Parent and Purchaser, on the other hand, may (a) extend the time for the performance of any of the obligations or other acts of the other, (b) waive any inaccuracies in the representations and warranties of the other contained herein or in any document delivered pursuant hereto and (c) subject to the requirements of applicable Law, waive compliance by the other with any of the agreements or conditions contained herein. Any such extension or waiver will be valid only if set forth in an instrument in writing signed by the Party or Parties to be bound thereby. The failure of any Party to assert any rights or remedies will not constitute a waiver of such rights or remedies.

ARTICLE IX

GENERAL PROVISIONS

Section 9.1. Non-Survival of Representations, Warranties, Covenants and Agreements. None of the representations, warranties, covenants and agreements in this Agreement or in any instrument delivered pursuant to this Agreement, including any rights arising out of any breach of such representations, warranties, covenants and agreements, will survive the Effective Time, except for (a) those covenants and agreements contained herein that by their terms apply or are to be performed in whole or in part after the Effective Time and (b) this Article IX.

Section 9.2. Notices. All notices, requests, claims, demands and other communications hereunder must be in writing and must be given (and will be deemed to have been duly given): (a) when delivered, if delivered in Person, (b) when delivered by email, which notice will not be effective unless either (i) a duplicate copy of such email notice is sent on the same day for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service or (ii) the receiving Party delivers a written confirmation of receipt to the sender of such notice (excluding “out of office,” delivery failure or similar automated replies), (c) three (3) Business Days after sending, if sent by registered or certified mail (postage prepaid, return receipt requested) and (d) one (1) Business Day after sending, if sent by overnight courier, in each case, to the respective parties at the following addresses (or at such other address for a Party as have been specified by like notice):

(i) if to Parent or Purchaser, to:

Eli Lilly and Company

Lilly Corporate Center

Indianapolis, Indiana 46285

Attention: Head of Corporate Business Development

with a copy (which shall not constitute notice) to:

Eli Lilly and Company

Lilly Corporate Center

Indianapolis, Indiana 46285

Attention: Senior Vice President / Deputy General Counsel,

Transactions, LRL & Manufacturing (TLM)

with an additional copy (which will not constitute notice) to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, New York 10022

Telephone: (212) 446-4800

Email: sarkis.jebejian@kirkland.com;

     keri.schicknorton@kirkland.com;

     steven.choi@kirkland.com

Attention: Sarkis Jebejian, P.C.; Keri Schick Norton, P.C.;

Steven M. Choi

Kirkland & Ellis International LLP

40 Leadenhall Street

London EC3A 2AA

United Kingdom

Telephone: +44 20 7953 2853

Email: dipak.bhundia@kirkland.com;

     bonian.wu@kirkland.com

Attention: Dipak Bhundia; Bonian Wu

(ii) if to the Company, to:

Centessa Pharmaceuticals PLC

3rd Floor 1 Ashley Road

Altrincham, Cheshire

United Kingdom, WA14 2DT

Email: legal@centessa.com

Attention: Chief Legal Officer

with an additional copy (which will not constitute notice) to:

Goodwin Procter LLP

100 Northern Avenue

Boston, Massachusetts 02210

Telephone: (617) 570-1000

Email: scable@goodwinlaw.com;

     lhaddad@goodwinlaw.com;

     bliggio@goodwinlaw.com

Attention: Stuart M Cable; Lisa R Haddad; Blake Liggio

Section 9.3. Certain Definitions. For purposes of this Agreement the term:

“Acquisition Proposal” means any inquiry, offer or proposal made or renewed by a Person or Group (other than Parent or Purchaser) relating to any (a) direct or indirect issuance, exchange, purchase or other acquisition (in each case, whether in a single transaction or a series of related transactions) by any Person or Group, whether from the Company or any other Person(s), of the Company Shares or other Company Securities representing more than twenty percent (20%) of the voting or equity securities of the Company outstanding after giving effect to the consummation of such issuance, exchange, purchase or other acquisition, including pursuant to a tender offer or exchange offer by any Person or Group that, if consummated in accordance with its terms, would result in such Person or Group beneficially owning more than twenty percent (20%) of the voting or equity securities of the Company outstanding after giving effect to the consummation of such tender or exchange offer; (b) direct or indirect purchase, exchange, transfer or other acquisition (including by license, partnership, collaboration, distribution, disposition or revenue sharing arrangement) (in each case, whether in a single transaction or a series of related transactions) by any Person or Group, or shareholders of any such Person or Group, of more than twenty percent (20%) of the consolidated total assets (including through the acquisition of stock in its Subsidiaries, measured on a fair market value basis as of the date thereof) of the Company and its Subsidiaries, taken as a whole; or (c) merger, consolidation, business combination, recapitalization, reorganization, liquidation, dissolution or other transaction (in each case, whether in a single transaction or a series of related transactions) involving the Company or its Subsidiaries pursuant to which any Person or Group, or shareholders of any such Person or Group (other than the Company), would hold Company Shares or other Company Securities representing more than twenty percent (20%) of the voting or equity securities of the Company outstanding after giving effect to the consummation of such transaction.

“Action” means any cause of action, audit, examination, mediation, action, suit, arbitration, proceeding, investigation or other legal proceeding.

“Affiliate” of any particular Person means any other Person controlling, controlled by or under common control with such particular Person. For the purposes of this definition, “controlling,” “controlled” and “control” mean the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract or otherwise.

“Antitrust Laws” means the HSR Act, and any other federal, state or foreign law, regulation, or decree designed to prohibit, restrict, or regulate actions for the purpose or effect of monopolization or restraint of trade or significant impediment of effective competition.

“BLA” means a Biologics License Application submitted to be approved by the FDA pursuant to 21 C.F.R. Part 601 (as amended from time to time) or the equivalent application or filing submitted to any equivalent agency or Governmental Body outside the United States of America (including any supra-national agency such as the European Medicines Agency), and all supplements, amendments, variations, extensions and renewals thereof that may be submitted with respect to the foregoing.

“Business Day” means any day (other than Saturday or Sunday) on which banks are open in New York, New York or London, England.

“Cash and Cash Equivalents” means the Company’s and its Subsidiaries’ cash and cash equivalents which are highly liquid investments with a maturity of three (3) months or less from the date of purchase determined in accordance with GAAP, applied on a basis consistent with the Company’s application thereof in the Company’s consolidated financial statements.

“Change of Board Recommendation” means (a) the withdrawal, qualification or modification (in a manner adverse to Parent or Purchaser) of the Company Board Recommendation or the public announcement of any proposal to withdraw, qualify or modify (in a manner adverse to Parent or Purchaser) the Company Board Recommendation (or any resolution or agreement to take any such action), (b) the failure by the Company, within ten (10) Business Days of the commencement of a tender or exchange offer for Company Shares that constitutes an Acquisition Proposal by a Person other than Parent or any of its Affiliates, to file a Schedule 14D-9 pursuant to Rule 14e-2 and Rule 14d-9 promulgated under the Exchange Act recommending that the holders of the Company Shares reject such Acquisition Proposal and not tender any Company Shares into such tender or exchange offer, (c) the adoption, endorsement, approval or recommendation (or any public proposal with respect to the same) of any Acquisition Proposal (or any resolution or agreement to take such action), (d) the failure to include the Company Board Recommendation in the Proxy Statement (including the Scheme Document Annex) when disseminated to the holders of Company Shares pursuant to the terms herein, (e) the communication by the Company to the Court at the hearing to sanction the Scheme of Arrangement that the Company Board no longer supports the consummation of the Contemplated Transactions or no longer wishes the Court to sanction the Scheme of Arrangement, or (f) the failure by the Company Board or a committee thereof to publicly reaffirm the Company Board Recommendation within ten (10) Business Days of receiving a written request from Parent to provide such public reaffirmation following receipt by the Company of a publicly announced Acquisition Proposal; provided that Parent may deliver only one (1) such request with respect to any single Acquisition Proposal (other than with respect to material amendments, modifications or supplements thereto).

“Closing Amount” means the Cash Consideration or the ADS Cash Consideration, as applicable.

“Companies Act” means the United Kingdom Companies Act 2006, as amended from time to time, and any statutory instruments made under it, and every statutory modifications or re-enactment thereof for the time being in force.

“Company ADS” means American depositary shares, each of which represents, as of the date hereof, a beneficial ownership interest in one (1) Company Share on deposit with the Depositary or its Custodian or other nominee under the Deposit Agreement, subject to the terms and conditions of the Deposit Agreement.

“Company Balance Sheet Date” means September 30, 2025.

“Company Credit Agreement” means that certain Loan and Security Agreement, dated December 30, 2024, as amended from time to time, by and among the Company, Centessa Pharmaceuticals Holdings, Inc., Centessa Biosciences, Inc. and Centessa Pharmaceuticals LLC, the lenders from time to time party thereto and Oxford Finance LLC.

“Company Equity Awards” means Company RSUs and Company Stock Options.

“Company GM” means the general meeting of the Company Shareholders (and any adjournment or postponement thereof) to be convened in connection with the Scheme of Arrangement in order to vote on the Company Shareholder Resolution, expected to be held as soon as the preceding Scheme Meeting shall have been concluded (it being understood that if the Scheme Meeting is adjourned or postponed, the Company GM shall be correspondingly adjourned or postponed).

“Company Intellectual Property” means all Owned Intellectual Property, Exclusive Intellectual Property, and all other Intellectual Property used or held for use for the operation of the business of the Company and its Subsidiaries.

“Company Material Adverse Effect” means any change, effect, event, inaccuracy, occurrence or other matter that (x) would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, condition (financial or otherwise), assets and liabilities (taken as a whole), operations, or results of operations of the Company and its Subsidiaries, taken as a whole, or (y) prevents the ability of the Company to consummate the Contemplated Transactions on or before the Outside Date; provided that for purposes of clause (x), any changes, effects, events, inaccuracies, occurrences, or other matters resulting from any of the following will not (either alone or in combination) be deemed to constitute a Company Material Adverse Effect and will be disregarded in determining whether a Company Material Adverse Effect has occurred or may, would or could reasonably be expected to occur: (a) matters generally affecting the U.S. or foreign economies, financial or securities markets, or political, legislative, or regulatory conditions (including a government shutdown or executive orders by the President of the United States or similar actions by the leader of the applicable country or region), or the industry in which the Company and its Subsidiaries, taken as a whole, operate, except to the extent such matters have a materially disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, relative to the impact on other companies in the industry in which the Company and its Subsidiaries, taken as a whole, operate (in which case the incremental disproportionate impact or impacts may be taken into account in determining whether there has been a Company Material Adverse Effect); (b) the announcement of this Agreement or the Contemplated Transactions or the identity of Purchaser or any of its Affiliates as the acquiror of the Company (or any facts and circumstances concerning Purchaser or any of its Affiliates), including the impact of any of the foregoing on the relationships, contractual or otherwise, of the Company or any of its Subsidiaries with employees, customers, investors, contractors, lenders, suppliers, vendors, clinical trial sites and investigators, partners, licensors, licensees, payors, Governmental Body or other third parties; (c) any change in the market price or trading volume of the Company Shares or Company ADSs; provided that this exception will not preclude a determination that a matter underlying such change has resulted in or contributed to a Company Material Adverse Effect unless excluded under another clause; (d) acts of war or terrorism (including cyberattacks and computer hacking), national emergencies, natural disasters, force majeure events, weather or environmental events or health emergencies, including pandemics (including COVID-19) or epidemics (or the escalation or general worsening of any of the foregoing), except to the extent such matters have a materially disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, relative to the impact on other companies in the industry in which the Company and its Subsidiaries, taken as a whole, operate (in which case the incremental disproportionate impact or impacts may be taken into account in determining whether there has been a Company Material Adverse Effect); (e) changes in Laws or regulations, or the authoritative interpretations thereof, except to the extent such changes have a materially disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, relative to the impact on other companies in the industry in which the Company and its Subsidiaries, taken as a whole, operate (in which case the incremental disproportionate impact or impacts may be taken into account in determining whether there has been a Company Material Adverse Effect); (f) the performance of this Agreement and the Contemplated Transactions, including compliance with covenants set forth herein (excluding the requirement that the Company and its Subsidiaries operate in the ordinary course of business), or any action taken or omitted to be taken by the Company or its Subsidiaries at the express request or with the prior written consent of Parent or Purchaser; (g) any adverse safety event, adverse regulatory development or other adverse development relating to or affecting the Company’s or its Subsidiaries’ development activities, manufacturing process, preclinical studies or clinical trials (including the results thereof or data derived therefrom), product candidates (including the Products) or development timelines; (h) any preclinical or clinical development or announcement that occurs in connection with, or approval by the FDA or another Governmental Body (or other preclinical or clinical regulatory developments), market entry or threatened market entry of, any product or product candidate competitive with any Product or product candidates of the Company; (i) any recommendations, statements, decision or other pronouncements made, published or proposed by professional medical organizations, payors, Governmental Body or representatives of any of the foregoing, or any panel or advisory body empowered or appointed thereby, relating to any Product or product candidates of the Company or any product or product candidate competitive with or related to any Product or product candidates of the Company; (j) the initiation or settlement of any legal proceedings commenced by or involving (i) any Governmental Body in connection with this Agreement or the Contemplated Transactions or (ii) any holder of Company Shares or Company ADS (on their own or on behalf of the Company or its Subsidiaries) arising out of or related to this Agreement or the Contemplated Transactions; (k) matters expressly disclosed on the Company Disclosure Letter or in the Company SEC Documents solely to the extent the effects or consequences thereof were known or reasonably foreseeable by Parent; or (l) any failure by the Company to meet any internal or analyst projections or forecasts or estimates of revenues, earnings, or other financial metrics for any period; provided that this exception will not preclude a determination that a matter underlying such failure has resulted in or contributed to a Company Material Adverse Effect unless expressly excluded under another clause; except, in the case of clauses (g), (h) or (i), (x) for any such events or developments arising from (i) fraud by the Company or its Subsidiaries, or (ii) the FDA or any other Governmental Body issuing one (1) or more orders that impose a clinical hold on the investigation of cleminorexton (formerly ORX750), the result of which would reasonably be likely to result in a termination of, or delay of twelve (12) months or more in dosing patients in, such investigation, or (y) to the extent a patient meets the criteria for Hy’s Law with respect to cleminorexton (formerly ORX750) or ORX142 (in which case such event or development to the extent resulting from clause (x) or (y) may be taken into account in determining whether there has been a Company Material Adverse Effect).

“Company Plan” means a Plan that the Company or its Subsidiaries sponsors, maintains, contributes to or is obligated to contribute to, in each case, for the benefit of any current or former officer, director, employee, worker or individual independent contractor (whether engaged directly or via a personal service company) or other service provider (who is a natural person) of the Company or its Subsidiaries, or under or with respect to which the Company or its Subsidiaries has any Liability, other than any Plans sponsored or maintained by a Governmental Body. For clarity, “Company Plans” includes the Company Equity Plans, Non-U.S. Plans and the Company ESPP.

“Company Share” means the ordinary shares in the capital of the Company, each with a nominal value £0.002 per share (which, for the avoidance of doubt, shall include ordinary shares in the capital of the Company held by the Depositary, the Custodian or their respective nominees in accordance with the Deposit Agreement).

“Company Shareholder” means a registered holder of Company Shares, from time to time, as shown from time to time on the Company’s register of members.

“Company Shareholder Approvals” means (a) the approval of the Scheme of Arrangement by a majority in number representing not less than three-fourths (75%) in value of the members or class of members (as the case may be) present and voting (either in person or by proxy) at the Scheme Meeting (including any separate class meeting which may be required by the Court) and (b) the passing of the Company Shareholder Resolution by members representing not less than three-fourths (75%) of the total voting rights of eligible members present and voting (either in person or by proxy) at the Company GM.

“Company Shareholder Meetings” means the Scheme Meeting and the Company GM.

“Company Shareholder Resolution” means the special resolutions to (A) authorize the directors of the Company (or a duly authorized committee of the directors) to take all such action as they may consider necessary or appropriate for carrying the Scheme of Arrangement into effect; (B) amend the Company Organizational Documents and approve such other matters as may be necessary to facilitate the implementation of the Contemplated Transactions and/or the Scheme of Arrangement; and (C) direct the Company Board to deliver the Court Order to the Registrar of Companies in England and Wales if the Court Order is obtained, substantially in the form set out in Annex II with or subject to any modification or addition that Purchaser, Parent and the Company may mutually agree.

“Contemplated Transactions” means each of the transactions contemplated by this Agreement and the Scheme of Arrangement.

“Contract” means any written agreement, contract, subcontract, lease, sub-lease, occupancy agreement, binding understanding, obligation, promise, instrument, indenture, mortgage, note, option, warranty, purchase order, work order, license, sublicense, commitment or undertaking of any nature, which, in each case, is legally binding upon a party or on any of its Affiliates, excluding any Company Plan.

“Copyrights” means all works of authorship (whether or not copyrightable, including all software, whether in source code or object code format) and all copyrights (whether or not registered), including all registrations thereof and applications therefor, and all renewals, extensions, restorations and reversions of the foregoing.

“Court” means the High Court of Justice of England and Wales.

“Court Order” means the order of the Court sanctioning the Scheme of Arrangement under section 899 of the Companies Act.

“COVID-19” means the novel coronavirus, SARS-CoV-2 or COVID-19 (and all related strains and sequences), including any intensification, resurgence or any evolutions or mutations thereof, or related or associated epidemics, pandemics, disease outbreaks or public health emergencies.

“CTA 2010” means the United Kingdom Corporation Tax Act 2010.

“Custodian” means the “Custodian” of the deposited property under and as such term is defined in the Deposit Agreement.

“Deposit Agreement” means the Deposit Agreement dated as of June 2, 2021, by and among the Company, the Depositary and all holders and beneficial owners of the Company ADSs issued thereunder, as such agreement is amended, modified or supplemented from time to time.

“Depositary” means Citibank, N.A., or such other entity as may from time to time act as the “Depositary” under and as such term is defined in the Deposit Agreement.

“Depositary Shares” means those Scheme Shares in respect of which the registered holder (as shown in the register of members of the Company) is the Depositary or its Custodian or other nominee under the Deposit Agreement holding those Scheme Shares for the Depositary in accordance with the Deposit Agreement.

“DR Nominee” means such company falling within section 67(6) and section 93(3) of the Finance Act 1986 as Purchaser may in its sole discretion appoint in order to act as transferee of the Depositary Shares pursuant to this Scheme of Arrangement.

“DEA” means the U.S. Drug Enforcement Administration and any successor Governmental Body thereto.

“Determination Notice” means any notice delivered by the Company to Parent pursuant to Section 6.3(e)(i)(B), Section 6.3(e)(ii)(B) or Section 6.3(e)(iii)(A), which (a) in respect of a Superior Proposal, shall specify the identity of the Person who made such Superior Proposal and the material terms and conditions of such Superior Proposal and attach the most current version of the relevant transaction agreement and (b) in respect of an Intervening Event, shall include a reasonably detailed description of the underlying facts giving rise to such action.

“Environmental Laws” means any Law, relating to (a) the protection, investigation, remediation or restoration of the environment, human health and safety, natural resources or (b) the handling, use, storage, treatment, transport, disposal, Release or threatened Release of, or exposure to, any Hazardous Substance.

“ERISA Affiliate” means any trade or business (whether or not incorporated) which is, or has at any relevant time been, under common control, or treated as a single employer, with the Company or its Subsidiaries under Sections 414(b), (c), (m) or (o) of the Code or is or was at the relevant time, a member of the same “controlled group” as the Company or its Subsidiaries pursuant to Section 4001(a)(14) of ERISA.

“Exchange Act” shall mean the Securities Exchange Act of 1934.

“Exclusive Intellectual Property” means all Intellectual Property that is exclusively licensed to the Company or its Subsidiaries.

“Ex-Im Laws” means all applicable U.S. and non-U.S. Laws relating to export, reexport, transfer, and import controls, including the Export Administration Regulations, the International Traffic in Arms Regulations, the customs and import Laws administered by U.S. Customs and Border Protection, and the EU Dual Use Regulation.

“Federal Health Care Program” has the meaning set forth in 42 U.S.C. 1320a-7b(f), including but not limited to Medicare, Medicaid, TRICARE, CHAMPVA, any state health plan adopted pursuant to Title XIX of the Social Security Act (42 U.S.C. 1395 et seq.), any health insurance program for the benefit of federal employees, including those under chapter 89 of title 5, United States Code, and any other state or federal healthcare program administered by a Governmental Body.

“Finance Leases” means all obligations for finance leases (determined in accordance with GAAP).

“GAAP” means U.S. generally accepted accounting principles as in effect on the date of this Agreement.

“Good Clinical Practices” means all applicable current Good Clinical Practice requirements for the design, conduct, performance, monitoring, auditing, recording, analyses and reporting of clinical trials, including, as applicable, (a) as set forth in the International Conference on Harmonisation of Technical Requirements for Registration of Pharmaceuticals for Human Use E6(R3) and any other applicable guidelines for good clinical practice for trials on medicinal products, (b) the Declaration of Helsinki (2004) as last amended at the 76th World Medical Association in October 2024 and any further amendments or clarifications thereto, (c) U.S. Code of Federal Regulations Title 21, Parts 50, 54, 56, and 312, as may be amended from time to time, (d) the Clinical Trials Regulation (EU) 536/2014, as may be amended from time to time, (e) The UK Medicines for Human Use (Clinical Trials) Regulations 2004 until such time that it is superseded by the UK Medicines for Human Use (Clinical Trials) (Amendment) Regulations 2024, as may be amended from time to time, and (f) the equivalent applicable Laws in any relevant jurisdiction, each as may be amended and applicable from time to time and in each case, that provide for equivalent standards to assure that the clinical data and reported results are credible and accurate and to protect the rights, integrity, and confidentiality of trial subjects.

“Good Documentation Practices” means all applicable requirements and standards and practices of creating and maintaining records that are accurate, attributable, verified as genuine, legible, contemporaneous and complete, and are created and stored using security measures that protect the confidential nature (if applicable) and integrity of the records, and prevent unauthorized access to, and alteration, corruption or loss of such records in a manner sufficient to satisfy the requirements contained in 21 C.F.R. Parts 11, 58, 312, 210, and 211, the FDA’s relevant guidance documents including E6(R3) Good Clinical Practice (September 2025), and all comparable standards of any other applicable Governmental Body.

“Good Laboratory Practices” means the then-current applicable requirements for laboratory activities for drugs, as set forth in the FDA’s Good Laboratory Practice regulations as defined in 21 C.F.R. Part 58, the EU Directive 2004/10/EC, as amended, the principles for Good Laboratory Practice and/or the Good Laboratory Practice principles of the Organization for Economic Co-Operation and Development (“OECD”), the UK Statutory Instrument 2004 No. 994: The Good Laboratory Practice (Codification Amendments etc.) Regulations and such standards of good laboratory practice as are required by any Governmental Body of any relevant jurisdiction to the extent such standards are not less stringent than United States Good Laboratory Practice.

“Good Manufacturing Practices” means all applicable current Good Manufacturing Practices requirements including, as applicable, (a) the principles detailed in the U.S. Current Good Manufacturing Practices, 21 C.F.R. Parts 4, 210, 211, 314, 600-610, and (b) EU Directive 2017/1572/EU, Commission Delegated Regulation (EU) 2017/1569, EU Regulation 1252/2014, EU Directive 2001/83/EC, EU Directive 2001/20/EC, Regulation (EU) 536/2014, as may be amended from time to time, the UK Human Medicines Regulations 2012, and Eudralex Volume 4, (c) the principles detailed in the WHO TRS 986 Annex 2, TRS 961 Annex 6, TRS 957 Annex 2 and TRS 999 Annex 2, (d) ICH Q7 guidelines, and (e) the equivalent applicable Laws in any relevant jurisdiction, each as may be amended and applicable from time to time.

“Governmental Body” means any federal, state, provincial, local, municipal, foreign, national, supranational or other government or governmental authority, including, any arbitrator or arbitral body (whether public or private), mediator and applicable securities exchanges, of any competent jurisdiction, or any department, minister, agency, commission, commissioner, board, subdivision, bureau, agency, instrumentality, regulatory body, institutional review board or ethics committee with authority over the clinical study or protocol, court or other tribunal of any relevant jurisdiction (and shall include any Tax Authority).

“Group” has the meaning as used in Section 13 of the Exchange Act.

“Hazardous Substance” means (a) any petroleum products or byproducts, radioactive materials, friable asbestos, or biomedical or biohazardous materials or waste or (b) any waste, material or substance defined or regulated as a “hazardous substance,” “hazardous material,” “hazardous waste,” “pollutant” or terms of similar import under any Environmental Law.

“Healthcare Laws” means all Laws applicable to the Products or the conduct of the Company’s or its Subsidiaries’ business the purpose of which is to govern the safety, efficacy, quality, research integrity, design, development, manufacturing, testing, clinical investigation, packaging, labeling, approval, authorization, registration, storage, use, distribution, dispensing, administration, advertising and promotion, reporting or sale of pharmaceutical products and their component parts, controlled substances, or listed chemicals, including, in each case to the extent applicable to the conduct of such business (a) all federal and state fraud and abuse Laws, including, the federal Anti-Kickback Statute (42 U.S.C. § 1320a-7b(b)), the Anti-Inducement Law (42 U.S.C. § 1320a-7a(a)(5)), the Stark Law (42 U.S.C. § 1395nn), the civil False Claims Act (31 U.S.C. § 3729 et seq.), Sections 1320a-7 and 1320a-7a of Title 42 of the United States Code, the administrative False Claims Law

(42 U.S.C. § 1320a-7b(a)) and the regulations promulgated pursuant to such statutes, (b) HIPAA and the administrative simplification provisions of the Health Insurance Portability and Accountability Act of 1996 (18 U.S.C. §§ 669, 1035, 1347 and 1518; 42 U.S.C. §1320d et seq.) and the regulations promulgated thereunder, (c) Titles XVIII (42 U.S.C. § 1395 et seq.) and XIX (42 U.S.C. §1396 et seq.) of the Social Security Act and the regulations promulgated thereunder, (d) the Medicare Prescription Drug, Improvement, and Modernization Act of 2003 (42 U.S.C. §1395w-101 et seq.) and the regulations promulgated thereunder, (e) the Physician Payments Sunshine Act (42 U.S.C. § 1320a-7h) and state or local Laws regulating or requiring reporting of interactions between pharmaceutical manufacturers and members of the healthcare industry and regulations promulgated thereunder, including but not limited to the French Sunshine Act (Loi n° 2011-2012 du 29 décembre 2011), each as may be amended and applicable from time to time, (f) Laws governing government pricing or price reporting programs and regulations promulgated thereunder, including the Medicaid Drug Rebate Program (42 U.S.C. § 1396r-8) and any state supplemental rebate program, the Public Health Service Act (42 U.S.C. § 256b), the VA Federal Supply Schedule (38 U.S.C. § 8126) or any state pharmaceutical assistance program or U.S. Department of Veterans Affairs agreement, and any successor government programs and legislation and procedures governing pricing in non-U.S. jurisdictions, (g) the Federal Food, Drug and Cosmetic Act of 1938, as amended, the Public Health Service Act of 1944, as amended, all applicable Laws or judgments administered by the U.S. Food and Drug Administration (the “FDA”) and other analogous Governmental Bodies, including those governing or relating to Good Clinical Practices, Good Documentation Practices, Good Laboratory Practices, and Good Manufacturing Practices, as well as foreign Laws and codes of conduct including Directive (EU) 2001/83/EC, Regulation (EC) No 726/2004, Regulation (EU) 536/2014, The UK Human Medicines Regulations 2012 as amended, the UK Medicines for Human Use (Clinical Trials) Regulations 2004 until such time that it is superseded by the UK Medicines for Human Use (Clinical Trials) (Amendment) Regulations 2024, and, in each case, any successor legislation, (h) the Federal Controlled Substances Act (21 U.S.C. § 801 et seq.), the Controlled Substances Import and Export Act (21 U.S.C. § 951 et seq.), state equivalents of the foregoing, and all Laws promulgated thereunder, and (i) any and all other healthcare Laws and regulations applicable to Parent, Parent’s Subsidiaries or the Company or the Company’s Subsidiaries, or affecting their respective businesses.

“HIPAA” means collectively: (a) the Health Insurance Portability and Accountability Act of 1996, 42 U.S.C. §§ 1320d-1329d-8, including the Standards for Privacy of Individually Identifiable Health Information (45 CFR Part 160 and Part 164, Subparts A, D and E), the Transactions and Code Set Standards (45 CFR Part 162), and the Security Standards for the Protection of Electronic Protected Health Information (45 CFR Part 164, Subparts A and C); (b) the Health Information Technology for Economic and Clinical Health Act (Title XIII of the American Recovery and Reinvestment Act of 2009); (c) the Omnibus Rule effective March 26, 2013 (78 Fed. Reg. 5566), and other implementing rules regulations at 45 CFR Parts 160 and 164 and related binding guidance from the United States Department of Health and Human Services; and (d) any federal, state and local laws regulating the privacy or security of individually identifiable information, including, the U.S. Department of Justice Data Security Program requirements and the regulations promulgated thereunder, in each case, as the same may be amended, modified or supplemented from time to time.

“Hy’s Law” has the meaning set forth by the FDA under current guidance.

“Indebtedness” means, with respect to any Person, without duplication: (a) the principal, accreted value, accrued and unpaid interest, fees and prepayment premiums or penalties, unpaid fees or expenses and other monetary obligations in respect of (i) indebtedness of such Person for borrowed money and (ii) indebtedness evidenced by notes, debentures, bonds, or other similar instruments for the payment of which such Person is liable, (b) all obligations of such Person -issued or assumed as the deferred purchase price of property (other than trade payables or accruals incurred in the ordinary course of business), (c) all obligations of such Person for the reimbursement of any obligor on any letter of credit, banker’s acceptance or similar credit transaction, (d) all obligations of such Person under Finance Leases; (e) payroll Tax liabilities deferred pursuant to Section 2302 of the CARES Act, (f) all obligations of the type referred to in clauses (a) through (e) of any other Persons for the payment of which such Person is responsible or liable, directly or indirectly, as obligor, guarantor, surety or otherwise, including guarantees of such obligations (but solely to the extent of such responsibility or liability), and (g) all obligations of the type referred to in clauses (a) through (f) of other Persons secured by (or for which the holder of such obligations has an existing right, contingent or otherwise, to be secured by) any Lien on any property or asset of such Person (whether or not such obligation is assumed by such Person); provided that, if such Person has not assumed such obligations, then the amount of Indebtedness of such Person for purposes of this clause (g) will be equal to the lesser of the amount of the obligations of the holder of such obligations and the fair market value of the assets of such Person which secure such obligations.

“Intellectual Property” means all rights, title and interest in, or arising out of or associated with intellectual property or other proprietary rights, in each case, whether protected, created or arising under the Laws of the United States or any other jurisdiction worldwide and whether registered or unregistered, including all rights in, arising out of, or associated therewith, including: (a) Trademarks; (b) Patents; (c) Trade Secrets; (d) Copyrights; and (e) Internet domain names.

“Intervening Event” means a change, effect, event, circumstance, occurrence, or other matter material to the Company that was not known to the Company Board or any committee thereof on the date of this Agreement (or if known, the consequences of which were not known to the Company Board or any committee thereof as of the date of this Agreement), which change, effect, event, circumstance, occurrence, or other matter, or any consequence thereof, becomes known to the Company Board or any committee thereof prior to the Effective Time; provided that in no event will any Acquisition Proposal or any inquiry, offer, or proposal that constitutes or would reasonably be expected to lead to an Acquisition Proposal constitute an Intervening Event; provided, further, that in no event shall any of the following constitute an Intervening Event: (a) changes in the financial or securities markets or general economic or political conditions in the United States, (b) changes (including changes of applicable Law) or conditions generally affecting the industry in which the Company and its Subsidiaries, taken as a whole, operate, (c) the Company’s meeting or exceeding any internal or published budgets, projections, forecasts or predictions of financial performance for any period (provided that the underlying reasons for such changes may constitute or be taken into account in determining whether there has been an Intervening Event) or (d) any change, effect, event, circumstance, occurrence, or other matter that occurs in connection with the Company’s, or its Subsidiaries’, their competitors’ or potential competitors’ preclinical or clinical studies or the results of, or data derived from, such studies or announcements thereof or in connection therewith, or approval by the FDA or any other Governmental Body (or other preclinical or clinical or regulatory developments), market entry or threatened market entry of any product competitive with any of the Products.

“Investment Securities” means the Company’s and its Subsidiaries’ investment securities, including available for sale marketable debt securities, determined in accordance with GAAP, applied on a basis consistent with the Company’s application thereof in the Company’s consolidated financial statements.

“IP Contracts” means all: (a) Contracts pursuant to which any Person grants to the Company or its Subsidiaries any license, sublicense, or covenant not to sue with respect to any Intellectual Property material to the business of the Company and its Subsidiaries as of the date of this Agreement, including all Exclusive Intellectual Property (excluding non-exclusive licenses for Off-the-Shelf Software); (b) Contracts pursuant to which the Company or its Subsidiaries grants any Person any license, sublicense, or covenant not to sue with respect to any Intellectual Property material to the business of the Company and its Subsidiaries as of the date of this Agreement; (c) co-existence agreements and settlement agreements relating to any Owned Intellectual Property or Exclusive Intellectual Property; (d) Contracts that provide for the invention, creation, conception or development of any material Intellectual Property (i) by the Company or its Subsidiaries for any Person or (ii) by any other Person for the Company or its Subsidiaries (excluding consulting agreements or employee agreements that contain assignments of Intellectual Property to the Company or its Subsidiaries substantially on the Company’s form of such agreement); (e) Contracts that provide for the assignment or other transfer of any material Intellectual Property (i) to the Company or its Subsidiaries by any Person (excluding consulting agreements or employee agreements that contain assignments of Intellectual Property to the Company or its Subsidiaries substantially on the Company’s form of such agreement) or (ii) by the Company or its Subsidiaries to any Person; and (f) Contracts pursuant to which the Company or its Subsidiaries is restricted in any material respect from using or practicing any Intellectual Property that is material to the continued operation of the business of the Company and its Subsidiaries as of the date of this Agreement (disregarding for these purposes (i) field limitations that may apply to Intellectual Property licensed to the Company or its Subsidiaries, (ii) use limitations that may apply to Intellectual Property to which the Company or its Subsidiaries has been granted rights (e.g., limitations to use products manufactured for the Company or its Subsidiaries solely for specified purposes, such as solely for research) and (iii) customary confidentiality obligations); excluding, in each case of clauses (a), (b), (d), (e) and (f), Routine Services Contracts.

“Knowledge” of Parent or the Company, as applicable means the actual knowledge, after reasonable inquiry, of the individuals listed in Section 9.3(a) of the Company Disclosure Letter.

“Law” means any foreign or U.S. federal, state, national, supranational or local law (including common law), treaty, act, directive, statute, code, order, ordinance, Permit, rule, regulation, judgment, injunction, decree, writ, constitution, treaty, convention, ruling or other requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body, and, for the sake of clarity, includes, but is not limited to, Healthcare Laws and Environmental Laws.

“Liability” means, with respect to any Person, any debt, liability, expense, commitment or obligation of that Person of any kind, character or description, whether known or unknown, absolute or contingent, accrued or unaccrued, asserted or unasserted, disputed or undisputed, liquidated or unliquidated, secured or unsecured, joint or several, due or to become due, vested or unvested, primary or secondary, matured or unmatured, billed or unbilled, executory, determined, determinable or otherwise, and whether or not the same is required to be accrued on the financial statements of that Person in accordance with GAAP.

“Liens” means any lien, mortgage, security interest, pledge, encumbrance, deed of trust, claim, lease, charge, option, preemptive right, subscription right, easement, servitude, proxy, voting trust or agreement, transfer restriction under any shareholder or similar agreement, encumbrance or restriction.

“Milestone” has the meaning set forth in the CVR Agreement.

“Milestone Payment” has the meaning set forth in the CVR Agreement.

“Milestone Payment Date” has the meaning set forth in the CVR Agreement.

“Nasdaq” means The Nasdaq Global Select Market.

“NDA” means a new drug application for a drug submitted to the FDA pursuant to 21 C.F.R. Part 314 (as amended from time to time), and all amendments or supplements thereto, including all documents, data and other information concerning the applicable drug which are necessary for FDA approval to market such drug in the United States, and any equivalent application submitted to any other health authority, including the European Medicines Agency.

“Notice Period” means the period beginning at 5:00 p.m. Eastern Time on the day of delivery by the Company to Parent of a Determination Notice (even if such Determination Notice is delivered after 5:00 p.m. Eastern Time) and ending on the fourth (4th) Business Day thereafter at 5:00 p.m. Eastern Time; provided that, with respect to any material change in the financial terms of any Superior Proposal, the Notice Period will extend until 5:00 p.m. Eastern Time on the second (2nd) Business Day after delivery of such revised Determination Notice.

“Off-the-Shelf Software” means software, other than open source software, obtained from a third party (a) on general, non-negotiated commercial terms and that continues to be widely available on such commercial terms, (b) that is not distributed with or incorporated in any product or services of the Company or its Subsidiaries, (c) that is used for business infrastructure or other internal purposes and (d) was licensed for fixed payments of less than $250,000 in the aggregate or annual payments of less than $250,000 per year.

“Owned Intellectual Property” means all Intellectual Property that is owned or purported to be owned (in whole or in part) by the Company or its Subsidiaries.

“Parent Material Adverse Effect” means any change, effect, event, inaccuracy, occurrence, or other matter that has a material adverse effect on the ability of Parent or Purchaser to timely perform its obligations under this Agreement or to timely consummate the Contemplated Transactions.

“Patents” means all patents, issued patents (including issued utility and design patents), and any pending applications for the same, including any divisionals, provisionals, revisions, supplementary protection certificates, continuations, continuations-in-part, reissues, re-examinations, substitutions, extensions and renewals thereof.

“Permits” means all approvals, authorizations, certificates, registrations (including controlled substance and listed chemical registrations), enrollments, exemptions, consents, waivers, licenses, orders and permits and other similar authorizations of all Governmental Bodies.

“Permitted Liens” means (a) statutory Liens for current Taxes or other governmental charges not yet due and payable or the amount or validity of which is being contested in good faith by appropriate proceedings and for which appropriate reserves are established in the Company SEC Documents, (b) mechanics’, carriers’, workers’, repairers’, contractors’, subcontractors’, suppliers’ and similar statutory Liens arising or incurred in the ordinary course of business in respect of the construction, maintenance, repair or operation of assets for amounts that are not delinquent and that are not, individually or in the aggregate, significant, (c) zoning, entitlement, building and other land use regulations imposed by governmental agencies having jurisdiction over the leased Company Real Property which are not violated by the current use and operation of the leased Company Real Property, (d) covenants, conditions, restrictions, easements and other similar matters of record affecting title to the leased Company Real Property that do not materially impair the occupancy, marketability or use of such leased real property for the purposes for which it is currently used or proposed to be used in connection with the Company’s or its Subsidiaries’ business, (e) Liens arising under workers’ compensation, unemployment insurance and social security, (f) purchase money liens for personal property and liens securing rental payments under Finance Leases for personal property, (g) with respect to licensed Intellectual Property licensed on a non-exclusive basis in the ordinary course of business, the terms and conditions of the license applicable thereto and (h) those matters identified in the Permitted Liens Section of the Company Disclosure Letter, as applicable.

“Person” means an individual, a partnership, a corporation, a limited liability company, an unlimited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, any other entity, a governmental entity or any department, agency or political subdivision thereof.

“Personal Information” means data and information concerning an identifiable natural person that is defined as “personal data” or “personally identifiable information” or “PII” by applicable Privacy Laws, or by any Party in any of its own privacy policies, notices or contracts, and all information that identifies or could be used to identify an individual person.

“Plan” means an “employee benefit plan” within the meaning of Section 3(3) of ERISA and any other compensation or benefit plan, policy, program, arrangement or agreement, whether written or unwritten, funded or unfunded, subject to ERISA or not, and covering one (1) or more natural Persons, including any stock purchase, stock option, stock appreciation right, restricted stock, restricted stock unit, performance stock unit, other equity-based, phantom equity, severance, separation, termination, retention, employment, consulting, change in control, bonus, incentive, deferred compensation, pension, profit sharing, retirement, supplemental retirement, employee loan, hospital, medical, health, welfare, 401(k), dental, vision, workers’ compensation, disability, life insurance, death benefit, vacation, paid time off, leave of absence, employee assistance, tuition assistance or other fringe benefit plan, policy, program, arrangement or agreement, other than any “multiemployer plan” (within the meaning of Section 3(37) of ERISA).

“Privacy Laws” mean all foreign or domestic Laws (including HIPAA) relating to the receipt, collection, compilation, use, storage, processing, sharing, safeguarding, security (both technical and physical), disposal, destruction, disclosure or transfer (including cross-border) of Personal Information.

“Product(s)” means the product candidates referred to as cleminorexton (formerly ORX750), ORX142 and/or ORX489.

“Registration Rights Agreement” means the registration rights agreement, dated January 29, 2021, by and among the Company and certain holders of the Company’s ordinary shares and convertible preferred shares.

“Release” means any release, spill, emission, discharge, leaking, pumping, injection, deposit, disposal, dispersal, leaching, or migration in, into or through the indoor or outdoor environment (including ambient air, surface water, groundwater and surface or subsurface strata) or at or from any property.

“Remnant Shares” has the meaning set forth in the Scheme of Arrangement.

“Representative” means the officers, directors, managers, members, employees, accountants, consultants, legal counsel, financial advisors and other agents and representatives of a party.

“Routine Services Contracts” means (a) materials transfer agreements, manufacturing services agreements, clinical contract services agreements, clinical scale agreements, master services agreements, clinical trial agreements, contract research agreement, consulting agreements or other ordinary course services agreements, in each case, that do not involve a grant of rights to use any Company Intellectual Property for the research, supply, manufacturing, development or commercialization of any Product, except non-exclusive rights to use such Company Intellectual Property solely as required to conduct research, manufacturing, clinical trial activities, or other services within the scope of the applicable agreement and for academic research and customary publication purposes (excluding any such agreements that contain (i) an assignment of material Intellectual Property by the Company or its Subsidiaries to a third party or (ii) an assignment of material Intellectual Property by a third party to the Company or its Subsidiaries, except for an assignment to the Company of Intellectual Property developed by a third party in the conduct of the research, manufacturing, clinical trial activities, or other services within the scope of the applicable agreement) or (b) Contracts pursuant to which the Company or its Subsidiaries are granted non-exclusive rights to use the Company Systems or any research tools and that do not otherwise involve any assignment, transfer or grant of rights with respect to any Company Intellectual Property (except, with respect to research tools, non-exclusive licenses to use modified versions of the research tools granted back to the provider of such research tools).

“Sales Agent” means Leerink Partners LLC (formerly SVB Securities LLC), as sales agent and/or principal under the Sales Agreement.

“Sales Agreement” means that certain Amended and Restated Sales Agreement, dated November 24, 2025, by and between the Company and Sales Agent.

“Sanctioned Country” means a country or territory, or the government thereof, which is the subject or target of any Sanctions Laws (at the time of this Agreement, Belarus, Cuba, Crimea, Russian Controlled Regions of Ukraine (currently Donetsk and Luhansk), Iran, North Korea, Russia, Sudan, Syria and Venezuela).

“Sanctioned Person” means a Person: (a) listed on any Sanctions Laws or Ex-Im Laws-related list of designated Persons maintained by a Governmental Body, including OFAC’s Specially Designated Nationals and Blocked Persons List, OFAC’s Foreign Sanctions Evaders List, OFAC’s Sectoral Sanctions Identification List, the U.S. Department of Commerce’s Entity, Denied Persons, or Unverified Lists, the U.S. Department of State’s Nonproliferation Sanctions Lists or Debarred List, the EU Consolidated List, the UN Security Council Consolidated List, or His Majesty’s Treasury’s Consolidated List of Financial Targets, (b) located, organized, or ordinarily resident in, or the government, or any agency or instrumentality of the government of, a Sanctioned Country, or (c) fifty percent (50%) or greater owned by controlled by, or otherwise acting for or on behalf of one (1) or more Persons as described in clauses (a) - (b) above.

“Sanctions Laws” means any applicable U.S. or non-U.S. laws related to economic or trade sanctions, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), the U.S. Department of State, the European Union, any European Union Member State, the United Nations, and His Majesty’s Treasury of the United Kingdom.

“Scheme Meeting” means such meeting(s) (and any adjournment or postponement thereof) convened with the permission of the Court pursuant to section 896 of the Companies Act for the purpose of considering and, if thought fit, approving (with or without modification) the Scheme of Arrangement.

“Scheme of Arrangement” means the proposed scheme of arrangement of the Company under Part 26 of the Companies Act to effect the Contemplated Transactions pursuant to this Agreement, substantially in the form set out in Annex III, with or subject to any modification, addition or condition which (a) Purchaser, Parent and the Company mutually agree and which (if required) is approved by the Court or (b) is otherwise imposed by the Court and mutually acceptable to Purchaser, Parent and the Company each acting reasonably and in good faith, in each case in accordance with the Companies Act and this Agreement.

“Scheme Shareholders” has the meaning set forth in the Scheme of Arrangement.

“Scheme Shares” has the meaning set forth in the Scheme of Arrangement.

“SEC” means the United States Securities and Exchange Commission.

“SEC Proxy Clearance” means the earliest of (a) the first (1st) Business Day immediately following the date on which the Company is informed by the SEC, orally or in writing, that the Proxy Statement will not be reviewed by the SEC, (b) the first (1st) Business Day that is at least ten (10) calendar days after the filing of the preliminary Proxy Statement if the SEC has not informed the Company that it intends to review the Proxy Statement and (c) in the event that the Company receives comments from the SEC on the preliminary Proxy Statement, the first (1st) Business Day immediately following the date the SEC informs the Company, orally or in writing, that the SEC staff has no further comments on the preliminary Proxy Statement.

“Subsidiary” means, with respect to any Person, any corporation, partnership, association, limited liability company, unlimited liability company or other business entity of which (a) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one (1) or more of the other Subsidiaries of that Person or a combination thereof or (b) if a partnership, association, limited liability company, or other business entity, a majority of the partnership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by any Person or one (1) or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons will be deemed to have a majority ownership interest in a partnership, association, limited liability company or other business entity if such Person or Persons are allocated a majority of partnership, association, limited liability company or other business entity gains or losses or otherwise control the managing director, managing member, general partner or other managing Person of such partnership, association, limited liability company or other business entity.

“Superior Proposal” means any written bona fide (as reasonably determined by the Company Board or a committee thereof in good faith) Acquisition Proposal received after the date of this Agreement that did not, directly or indirectly, result from a material breach of Section 6.3(a) (except (x) the references in the definition thereof to “twenty percent (20%)” will be replaced by “fifty percent (50%)” and (y) a non-exclusive license or other non-exclusive rights with respect to an asset shall not be deemed a purchase, exchange, transfer or other acquisition of such asset) that the Company Board or a committee thereof has determined in good faith, after consultation with outside counsel and its independent financial advisor, is superior to the Acquisition Proposal reflected in this Agreement, taking into account all of the terms and conditions (including all of the financial, regulatory, financing, timing, conditionality, legal and other terms, as well as the likelihood of consummation thereof) and all other aspects of such Acquisition Proposal (including any changes to the terms of this Agreement proposed by Parent).

“Tax” or “Taxes” means any and all forms of direct and indirect tax, and statutory, governmental, federal, state, provincial, local, or non-U.S. income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs, duties, capital stock, franchise, profits, withholding, deduction, social security (or similar, including FICA and employee and employer national insurance contributions in the United Kingdom), unemployment, disability, tariff, import, export, escheat or unclaimed property, real property, personal property, sales, use, value added, transfer, ad valorem, registration, alternative or add-on minimum, charges, impost, duty, excise, customs, tariffs, or estimated tax or other tax of any kind or any charge of any kind in the nature of (or similar to) taxes whatsoever, including any interest, penalty, fee, charge or addition thereto, whether disputed or not.

“Tax Authority” means any Governmental Body that has the power to impose, assess, determine, administer or collect any Taxes.

“Tax Returns” means any return, report, election, designation, information return or other document (including schedules or attachments thereto and any amendments thereof) filed or required to be filed with any Tax Authority in connection with the administration, determination, assessment or collection of any Tax.

“Trade Secrets” means any and all proprietary or confidential information, including trade secrets, know-how, customer, distributor, consumer and supplier lists and data, clinical and technical data, operational data, engineering information, biological, chemical, biochemical, toxicological, pharmacological and metabolic material and information and data relating thereto, formulation, clinical, analytical and stability information and data, inventions (including conceptions or reductions to practice), invention and technical reports, pricing information, research and development information, technology, techniques, procedures, processes, formulae, methods, formulations, discoveries, specifications, designs, drawings, algorithms, plans, improvements, models, techniques and methodologies.

“Trademarks” means trademarks, service marks, corporate names, trade names, brand names, product names, logos, slogans, trade dress and other indicia of source or origin, any applications and registrations for any of the foregoing and all renewals and extensions thereof, and all goodwill associated therewith and symbolized thereby (whether or not registered).

“Transfer Taxes” has the meaning given to it in Section 8.6.

“VAT” means (a) any value added tax imposed by the United Kingdom Value Added Tax Act 1994; (b) any tax imposed in compliance with the Council Directive of 28 November 2006 on the common system of value added tax (EC Directive 2006/112); and (c) any other tax of a similar nature, whether imposed in the United Kingdom or in a member state of the European Union in substitution for, or levied in addition to, such tax referred to in paragraphs (a) or (b) above, or imposed elsewhere.

Section 9.4. Terms Defined Elsewhere. For purposes of this Agreement each of the following terms (capitalized below) when used in this Agreement will have the meaning ascribed to such term in the Section set forth opposite such term:

401(k) Plan	Section 6.4(d)
ADS Cash Consideration	Section 2.1(a)
ADS Transaction Consideration	Section 2.1(a)

Affiliate Transaction	Section 4.24
Agreement	Preamble
Alternative Acquisition Agreement	Section 6.3(d)
Ancillary Scheme Documentation	Section 3.1(a)(ii)
Anti-Takeover Laws	Section 4.22
Broker Fee	Section 4.21
CARES Act	Section 4.12(c)
Cash Consideration	Section 2.1(a)
Closing	Section 1.2
Closing Date	Section 1.2
Code	Section 2.4
Company	Preamble
Company Board	Recitals
Company Board Recommendation	Section 4.2(b)
Company Cash-Out Stock Option	Section 2.2(a)(i)
Company Disclosure Letter	Article IV
Company Equity Plan	Section 2.2(a)
Company Equity Plans	Section 2.2(a)
Company ESPP	Section 2.2(a)
Company Material Contract	Section 4.13(a)
Company Organizational Documents	Section 4.1(c)
Company Real Property	Section 4.11(b)
Company Registered Intellectual Property	Section 4.14(a)
Company RSU	Section 2.2(a)(iii)
Company SEC Documents	Section 4.6(a)
Company Securities	Section 4.3(e)
Company Stock Option	Section 2.2(a)(i)
Company Systems	Section 4.14(j)
Company Underwater Option	Section 2.2(a)(ii)
Confidentiality Agreement	Section 6.2(b)
Converted Direct Shareholder	Section 3.1(a)(xx)
Court Documentation	Section 3.1(a)(vii)
Current Employee	Section 6.4(a)
CVRs	Section 2.1(a)
CVR Agreement	Recitals
DSP	Section 4.20(j)
Effective Time	Section 1.3
ERISA	Section 4.17(d)
Excluded Benefits	Section 6.4(a)
FCPA	Section 4.20(j)
FDA	definition of Healthcare Laws
Forms of Proxy	Section 3.1(a)(ii)
Healthcare Correspondence	Section 4.20(b)
HHS	Section 4.20(e)
HSR Act	Section 4.5
Indemnified Party	Section 6.5(b)
Intentional Breach	Section 8.5(a)
Labor Agreements	Section 4.13(a)(ii)
Maximum Amount	Section 6.5(c)
Measurement Date	Section 4.3(a)
Non-U.S. Plan	Section 4.17(h)
OECD	definition of Good Laboratory Practices

OECD Convention	Section 4.20(j)
OFAC	definition of Sanctions Laws
Other Required SEC Filing	Section 3.1(a)(iii)
Outside Date	Section 8.2(b)
Parent	Preamble
Parties	Preamble
Paying Agent	Section 2.1(b)
Payment Fund	Section 2.1(b)
Pre-Closing Period	Section 6.1(a)
Privacy Policies	Section 4.20(l)
Prohibited Payment	Section 4.20(j)
Proxy Statement	Section 3.1(a)(i)
Purchaser	Preamble
Regulatory Authorizations	Section 4.20(a)
Rights Agent	Recitals
Sarbanes-Oxley	Section 4.10(e)
Scheme Document Annex	Section 3.1(a)(i)
Securities Act	Section 4.6(a)
Shareholder Litigation	Section 6.11
Transaction Consideration	Section 2.1(a)
Transaction Documentation	Section 3.1(a)(iv)
Treasury Regulations	Section 2.4
UK Bribery Act	Section 4.20(j)
Voting and Support Agreements	Recitals
WARN	Section 4.19(c)

Section 9.5. Severability. If any term or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal, or incapable of being enforced by any rule, law or public policy, the remaining provisions of this Agreement will be enforced so as to conform to the original intent of the parties as closely as possible in an acceptable manner so that the Contemplated Transactions are fulfilled to the fullest extent possible.

Section 9.6. Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the parties without the prior written consent of the other parties; provided that Purchaser may assign, in its sole discretion, any of or all its rights, interests and obligations under this Agreement to Parent or to any direct or indirect wholly-owned subsidiary of Parent, but no such assignment shall relieve Purchaser of any of its obligations under this Agreement; provided, further, that any such assignment shall not materially impede or delay the consummation of the Contemplated Transactions or otherwise materially impede the rights of the shareholders of the Company under this Agreement. Any purported assignment without such consent shall be void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

Section 9.7. Entire Agreement; Third-Party Beneficiaries. This Agreement (together with the Company Disclosure Letter and the exhibits, annexes, and instruments referred to herein) and the Voting and Support Agreements constitute the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof; provided, however, that the Confidentiality Agreement will survive the execution or termination of this Agreement and remains in full force and effect until the expiration thereunder; provided, further, that, if the Effective Time occurs, the Confidentiality Agreement shall automatically terminate and be of no further force and effect. Except for (a) the rights of the holders of Company Shares to receive the Transaction Consideration, Company ADSs to receive the ADS Transaction Consideration, and Company Equity Awards to receive the consideration described in Section 2.2, (b) the right of the Company, on behalf of the holders of Company Shares (and Company ADSs) and the holders of Company Equity Awards (each of which are third party beneficiaries hereunder only to the extent required for this clause (b) to be enforceable), to pursue specific performance as set forth in Section 9.16 or, if specific performance is not sought or granted as a remedy, damages (which damages the parties agree may, if ordered by a court of competent jurisdiction, be based upon a decrease in share value or lost premium) in the event of Parent’s or Purchaser’s breach of this Agreement, and (c) as provided in Section 6.5 and the last sentence of Section 6.11 (which are intended for the benefit of each Indemnified Party, all of whom will be third-party beneficiaries of these provisions), this Agreement is not intended to confer upon any Person other than the Parties any rights or remedies.

Section 9.8. Governing Law. This Agreement will be governed by, and construed in accordance with, the Laws of the State of Delaware, regardless of the Laws that might otherwise govern under applicable principles of conflicts of laws thereof; provided, however, that the Parties acknowledge and agree that the Scheme of Arrangement shall, to the extent required by the Laws of England and Wales, and the interpretation of the duties of directors of the Company shall be subject to, and construed in accordance with, the Laws of England and Wales.

Section 9.9. Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and will not affect in any way the meaning or interpretation of this Agreement.

Section 9.10. Counterparts. This Agreement may be executed and delivered (including by executed signatures in electronic format (including “pdf”) and other electronic signatures (including, DocuSign and AdobeSign) in each case transmitted by email) in two (2) or more counterparts, and by the different Parties in separate counterparts, each of which when executed will be deemed to be an original but all of which taken together will constitute one and the same agreement.

Section 9.11. Performance Guaranty. Parent hereby guarantees the due, prompt and faithful performance and discharge by, and compliance with, all of the obligations, covenants, terms, conditions and undertakings of Purchaser under this Agreement in accordance with the terms hereof, including any such obligations, covenants, terms, conditions and undertakings that are required to be performed discharged or complied with following the Effective Time.

Section 9.12. Jurisdiction; Waiver of Jury Trial.

(a) Each of the Parties hereby (i) expressly and irrevocably submits to the exclusive personal jurisdiction of the Court of Chancery of the State of Delaware or if such Court of Chancery lacks subject matter jurisdiction, the United States District Court for the District of Delaware, in the event any dispute arises out of this Agreement or the Contemplated Transactions, (ii) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (iii) agrees that it shall not bring any action relating to this Agreement or the Contemplated Transactions in any court other than the Court of Chancery of the State of Delaware or if such Court of Chancery lacks subject matter jurisdiction, the United States District Court for the District of Delaware; provided that each of the parties has the right to bring any action or proceeding for enforcement of a judgment entered by such court in any other court or jurisdiction. Notwithstanding the foregoing, the Scheme of Arrangement, matters related to the sanction thereof and the interpretation of the duties of directors of the Company shall be governed by and subject to the exclusive jurisdiction of the Courts of England and Wales.

(b) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF, RELATING TO OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY CERTIFIES AND

ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT, OR ATTORNEY OF ANY PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATION OF THIS WAIVER, (III) EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND (IV) EACH OTHER PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.11.

Section 9.13. Service of Process. Each Party irrevocably consents to the service of process outside the territorial jurisdiction of the courts referred to in Section 9.12(a) in any such action or proceeding by mailing copies thereof by registered United States mail, postage prepaid, return receipt requested, to its address as specified in or pursuant to Section 9.2. However, the foregoing will not limit the right of a Party to effect service of process on the other Party by any other legally available method.

Section 9.14. Remedies. Except as otherwise provided in this Agreement, the rights and remedies provided in this Agreement shall be cumulative and not exclusive of any rights or remedies provided by applicable Law, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy.

Section 9.15. Cooperation. Except from and after a Change of Board Recommendation, the parties agree to provide reasonable cooperation with each other and to execute and deliver such further documents, certificates, agreements and instruments and to take such actions as may be reasonably requested by the other parties to evidence or effect the Contemplated Transactions and to carry out the intent and purposes of this Agreement (including providing Parent with information reasonably requested to support calculations under Section 280G of the Code).

Section 9.16. Specific Performance.

(a) The Parties acknowledge and agree that, in the event of any breach of this Agreement, irreparable harm would occur that monetary damages could not make whole. It is accordingly agreed that (i) each Party will be entitled, in addition to any other remedy to which it may be entitled at law or in equity, to compel specific performance to prevent or restrain breaches or threatened breaches of this Agreement in any action without the posting of a bond or undertaking and (ii) the Parties will, and hereby do, waive, in any action for specific performance, the defense of adequacy of a remedy at law and any other objections to specific performance of this Agreement.

(b) Notwithstanding the Parties’ rights to specific performance pursuant to Section 9.16(a), each Party may pursue any other remedy available to it at law or in equity, including monetary damages.

Section 9.17. Interpretation. When reference is made in this Agreement to an Article, Section or Exhibit, such reference will refer to Articles and Sections of, and Exhibits to, this Agreement unless otherwise indicated. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.” All references to “dollars” or “$” shall refer to the lawful currency of the United States. All references to “£” and “pounds” shall refer to the lawful currency of the United Kingdom. Any dollar, pound or percentage thresholds set forth herein shall not necessarily be used as a benchmark for the determination of what is or is not “material” or a Company Material Adverse Effect under this Agreement. Whenever the words “include,” “includes,” or “including” are used in this Agreement, they will be deemed to be followed by the words “without limitation.” The words “hereof,” “herein,” “hereby,” “hereto,” and “hereunder” and words of similar import when used in this Agreement will refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “or” will not be exclusive. The word “will” shall be construed to have the same meaning and effect as the word “shall.” Whenever used in this Agreement, any noun or pronoun will be deemed to include the plural as well as the singular and to cover all genders. Any reference to any Person shall be construed to include such Person’s successors and assigns. The words “made available” and words of similar import refer to documents posted to the virtual data room hosted by Intralinks titled “Project Vineyard” or otherwise delivered via e-mail by or on behalf of the Company to Parent, Purchaser or their Representatives, in each case, at least one (1) day prior to the execution hereof. The words “ordinary course of business” shall mean the ordinary course of business consistent with past practice. References to Company Shareholders or other holders of Company Shares shall be deemed to include holders of any Company ADS unless the context otherwise requires (it being understood, for the avoidance of doubt, that Company ADSs are not themselves being acquired under the Scheme of Arrangement and do not constitute Scheme Shares). This Agreement will be construed without regard to any presumption or rule requiring construction or interpretation against the Party drafting or causing any instrument to be drafted. The Parties have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the Parties and no presumption of burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of this Agreement.

[Remainder of Page Left Blank Intentionally]

IN WITNESS WHEREOF, each of Parent, Purchaser and the Company has caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

ELI LILLY AND COMPANY

By:	/s/ Carole Ho
Name: Carole Ho
Title: Executive Vice President and President, Lilly Neuroscience

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, each of Parent, Purchaser and the Company has caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

LDH XV CORPORATION

By:	/s/ Jonathan R. Haug
Name: Jonathan R. Haug
Title: President

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, each of Parent, Purchaser and the Company has caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

CENTESSA PHARMACEUTICALS PLC

By:	/s/ Mario Alberto Accardi
Name: Mario Alberto Accardi
Title: Chief Executive Officer

[Signature Page to Transaction Agreement]

Annex I

FORM OF CONTINGENT VALUE RIGHTS AGREEMENT

Included as Annex B to this proxy statement

Annex II

FORM OF COMPANY SHAREHOLDER RESOLUTION

FORM OF COMPANY SHAREHOLDER RESOLUTION

SPECIAL RESOLUTION

THAT, for the purpose of giving effect to the scheme of arrangement, dated [●], among the Company and the holders of Scheme Shares (as defined in such scheme of arrangement), a print of which has been produced to this meeting and for the purposes of identification signed by the chair of this meeting, in its original form or with or subject to any modification, addition, or condition as may be agreed from time to time (including, for the avoidance of doubt, after the date of this Resolution), between the Company, LDH XV Corporation (the “Purchaser”) and Eli Lilly and Company (“Parent”) and which (if required) is approved by the High Court of Justice of England and Wales (the “Court”), or which is otherwise imposed by the Court and is mutually acceptable to the Company, the Purchaser and Parent each acting reasonably and in good faith (the “Scheme”):

(A)

the directors of the Company (or a duly authorised committee of the directors) be and are hereby authorised to take all such action as they may consider necessary or appropriate for carrying the Scheme into effect; and

(B)	with effect from the passing of this resolution, the articles of association of the Company be and are hereby amended by the adoption and inclusion of the following new article [●]:

“[●] Scheme of Arrangement

(i)

In this article, references to the “Scheme” are to the scheme of arrangement under Part 26 of the Companies Act 2006, among the Company and the holders of Scheme Shares dated [●] 2026 in its original form or with or subject to any modification, addition or condition as may be agreed between the Company, LDH XV Corporation] (the “Purchaser”) and Eli Lilly and Company (“Parent”), and which (if required) is approved by the Court, or which is otherwise imposed by the Court and is mutually acceptable to the Company, the Purchaser and Parent each acting reasonably and in good faith and, save as defined in this article, expressions defined in the Scheme shall have the same meanings in this article.

(ii)

Notwithstanding any other provision of these articles or the terms of any resolution, whether ordinary or special, passed by the Company in general meeting, if the Company issues any shares (other than to any member of the Purchaser Group or a nominee of any such person (each such person, a “Purchaser Company”)) at or after the Voting Record Time but before the Scheme Record Time, such shares shall be issued subject to the terms of the Scheme (and shall be Scheme Shares for the purposes of the Scheme) and the original or any subsequent holder or holders of such shares shall be bound by the Scheme accordingly.

(iii)

Subject to the Scheme becoming effective, and notwithstanding any other provision of these articles, if any shares in the Company are issued or transferred to any person other than a Purchaser Company (a “New Member”) after the Scheme Record Time (such shares the “Post-Scheme Shares”), such New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) will be obliged, upon the Scheme becoming effective (or, if later, upon the issue or transfer of the Post-Scheme Shares to such New Member), to transfer immediately all of its Post-Scheme Shares free of all Liens to the Purchaser (or to such other person as may be nominated by the Purchaser) who shall be obliged to acquire (or procure the acquisition by such other person of) all of the Post-Scheme Shares. In exchange for the transfer of the Post-Scheme Shares, the Purchaser (or such other person as has been nominated by the Purchaser) shall pay or procure the payment to the New Member of the same Cash Consideration and deliver such number of CVRs as such New Member would have been entitled to receive pursuant to the Scheme had each Post-Scheme Share been a Scheme Share.

(iv)

If, after the Effective Time, the Company Shares shall have been changed to, or exchanged for, a different number or class of shares or securities by reason of any stock dividend, bonus issue, scrip dividend, subdivision, reorganisation, merger, consolidation, reclassification, redesignation, recapitalisation, share split, reverse share split, combination or exchange of shares, or a stock or scrip dividend shall be declared with a record date falling after the Effective Time, or any similar event shall have occurred, then the amount of any Cash Consideration or CVRs due to a New Member for each Post-Scheme Share pursuant to Article [●](iii) above shall be adjusted by the directors of the Company in such manner as the auditors of the Company may determine to be appropriate to provide the Purchaser and the New Members holding any Post-Scheme Share(s) with the same economic effect as contemplated by the Scheme prior to such event. References in this article to shares shall, following such adjustment, be construed accordingly.

(v)

To give effect to any transfer of Post-Scheme Shares required by Article [●](iii) above, the Company may appoint any person as attorney and/or agent (the “agent”) for the New Member to execute and deliver as transferor a form of transfer or other instrument or instruction of transfer on behalf of the New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) in favour of the Purchaser (or such other person as the Purchaser may nominate) and do all such other things and execute and deliver all such documents as may in the opinion of the agent be necessary or desirable to vest the Post-Scheme Shares in the Purchaser (or such other person as the Purchaser may nominate) and pending such vesting to exercise all such rights attaching to the Post-Scheme Shares as the Purchaser may direct. If an agent is so appointed, the New Member shall not thereafter be entitled to exercise any rights attaching to the Post-Scheme Shares unless so agreed in writing by the Purchaser, and the Company may send to the agent any notice, circular, warrant or other document or communication that may otherwise be required to be sent to the New Member as a member of the Company.

(vi)

The Company may give good receipt for the Cash Consideration and CVRs for the Post-Scheme Shares due to the New Member pursuant to Article [●](iii) above and may register the Purchaser (or such other person as the Purchaser may nominate) as holder of the Post-Scheme Shares and issue to it certificate(s) for the same. The agent shall be empowered to execute and deliver as transferor a form of transfer or other instrument or instruction of transfer on behalf of the New Member (or any subsequent holder). The Company shall not be obliged to issue a certificate to the New Member for any Post-Scheme Shares.

(vii)

The Purchaser shall settle (or procure the settlement of) the Cash Consideration and delivery of the CVRs due to the New Member pursuant to Article [●](iii) above within fourteen (14) days of the transfer of the Post-Scheme Shares by the New Member to the Purchaser (or to such other person as the Purchaser may nominate).

(viii)

Notwithstanding any other provision of these articles, neither the Company nor its directors shall register the transfer of any Scheme Shares effected between the Scheme Record Time and the Effective Time (other than to a Purchaser Company or a nominee of a Purchaser Company pursuant to the Scheme).

(ix)	If the Scheme has not become effective by the date referred to in paragraph [10.2] of the Scheme, this article shall cease to be of any effect.”

Annex III

FORM OF SCHEME OF ARRANGEMENT

FORM OF SCHEME OF ARRANGEMENT

IN THE HIGH COURT OF JUSTICE	CR [●]

BUSINESS AND PROPERTY COURTS

OF ENGLAND AND WALES

COMPANIES COURT (ChD)

IN THE MATTER OF CENTESSA PHARMACEUTICALS PLC

and

IN THE MATTER OF THE COMPANIES ACT 2006

SCHEME OF ARRANGEMENT

(under Part 26 of the Companies Act 2006)

between

CENTESSA PHARMACEUTICALS PLC

and

THE SCHEME SHAREHOLDERS

(as hereinafter defined)

(A)	In this Scheme, unless inconsistent with the subject or context, the following expressions bear the following meanings:

“Acquisition” means the proposed acquisition by Purchaser (or, at Parent’s election (i) in respect of any or all of the Remnant Shares, its nominee(s) and (ii) in respect of the Depositary Shares, the DR Nominee) of the entire issued, and to be issued, share capital of the Company pursuant to a scheme of arrangement of the Company under Part 26 of the Companies Act and subject to the conditions set out in the Transaction Agreement and, where the context admits, any subsequent revision, variation, extension or renewal thereof;

“Applicable Law” means, with respect to any person, any and all applicable federal, state, local, municipal, foreign, national or other law (including common law), statute, constitution, treaty, convention, principle of common law, ordinance, code, rule, regulation, executive order, ruling or other legal requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body;

“Business Day” means any day (other than Saturday or Sunday) on which banks are open in New York, New York, and London, England;

“Cash Consideration” has the meaning given to it in paragraph 2.1.1;

“certificated” or “in certificated form” means a share or security of the Company which is not in uncertificated form;

“Companies Act” means the Companies Act 2006, as amended from time to time, and any statutory instruments made under it, and every statutory modification or re-enactment thereof for the time being in force;

“Company” means Centessa Pharmaceuticals plc;

“Company ADSs” means American depositary shares, each of which represents, as of the date of the Scheme, a beneficial ownership interest in one (1) Company Share on deposit with the Depositary or its Custodian or its nominee under the Deposit Agreement, subject to the terms and conditions of the Deposit Agreement, and “Company ADS” shall be construed accordingly;

“Company Equity Plans” means each Company equity incentive plan, inducement award program or other similar plan, program or arrangement under which equity incentive awards are outstanding, including the Centessa Pharmaceuticals plc Amended and Restated 2021 Share Option and Incentive Plan and any inducement awards hereunder, each, as may be amended and restated from time to time, but excluding, for the avoidance of doubt, the Company ESPP;

“Company ESPP” means the Centessa Pharmaceuticals plc 2021 Employee Share Purchase Plan, as amended and/or restated from time to time;

“Company Payment Fund” has the meaning given to it in paragraph 5.3;

“Company Stock Option” means each option to purchase Company Shares granted under the Company Equity Plans or otherwise (excluding, for the avoidance of doubt, the Company ESPP);

“Company RSU” means a restricted stock unit granted under the Company Equity Plans or otherwise;

“Company Shares” means the ordinary shares in the capital of the Company, each with a nominal value of £0.002 per share (which, for the avoidance of doubt, shall include ordinary shares in the capital of the Company held by the Depositary, the Custodian or their respective nominees in accordance with the Deposit Agreement);

“Court” means the High Court of Justice of England and Wales;

“Court Order” means the order of the Court sanctioning this Scheme under section 899 of the Companies Act;

“CREST” means the system for the paperless settlement of trades in securities and the holding of uncertificated securities operated by Euroclear in accordance with the Relevant System of which Euroclear is the “Operator” (as such term is defined in the Regulations);

“Custodian” means the “Custodian” of the deposited property under and as such term is defined in the Deposit Agreement;

“CVR” means one (1) contingent value right per Scheme Share which shall represent the right to receive the Milestone Payments (as such term is defined in the CVR Agreement), if any, upon the terms and subject to the conditions of the CVR Agreement;

“CVR Agreement” means the contingent value rights agreement to be entered into at or prior to the Effective Time by the Parent, Purchaser and Rights Agent;

“CVR Holder” means a person in whose name a CVR is registered in the CVR Register as of the applicable date and time of determination and “CVR Holders” shall be construed accordingly;

“CVR Register” means the register maintained by the Rights Agent for the purpose of registering CVRs and certain permitted transfers of CVRs in accordance with the CVR Agreement.

“Deposit Agreement” means the deposit agreement dated as of June 2, 2021 by and among the Company, the Depositary and all holders and beneficial owners of the Company ADSs issued thereunder, as such agreement is amended, modified or supplemented from time to time;

“Depositary” means Citibank, N.A., or such other entity as may from time to time act as the “Depositary” under and as such term is defined in the Deposit Agreement;

“Depositary Shareholder” has the meaning given to it in paragraph 6.1;

“Depositary Shares” means those Scheme Shares in respect of which the registered holder (as shown in the register of Members of the Company) is the Depositary or its Custodian or other nominee under the Deposit Agreement holding those Scheme Shares for the Depositary in accordance with the Deposit Agreement;

“DR Nominee” means such company falling within section 67(6) and section 93(3) of the Finance Act 1986 as Purchaser may in its sole discretion appoint in order to act as transferee of the Depositary Shares pursuant to this Scheme;

“Effective Date” means the date on which this Scheme becomes effective in accordance with paragraph 10.1;

“Effective Time” means the time on the Effective Date at which this Scheme becomes effective in accordance with paragraph 10.1;

“Euroclear” means Euroclear UK & Ireland Limited, incorporated in England and Wales with registered number 02878738;

“Excluded Shares” means:

(i)

any Company Shares which are registered in the name of or beneficially owned by Purchaser or by any member of the Purchaser Group or by any of their respective nominees immediately prior to the Scheme Record Time; and

(ii)	any Company Shares held in treasury;

“Governmental Body” means any federal, state, provincial, local, municipal, foreign, national, supranational or other government or governmental authority, including, any arbitrator or arbitral body (whether public or private), mediator and applicable securities exchanges, of any competent jurisdiction, or any department, minister, agency, commission, commissioner, board, subdivision, bureau, agency, instrumentality, regulatory body, institutional review board, ethics committee, court or other tribunal of any relevant jurisdiction;

“holder” means a registered holder and includes any person(s) entitled by transmission;

“Latest Practicable Date” means close of business on [●], being the latest practicable date prior to the date of publication of this Scheme;

“Lien” means, with respect to any Scheme Share, any lien, mortgage, security interest, pledge, encumbrance, deed of trust, claim, lease, charge, option, preemptive right, subscription right, easement, servitude, proxy, voting trust or agreement, or transfer restriction under any shareholder or similar agreement, encumbrance or restriction;

“Member” means a member of the Company on the register of members on any relevant date;

“Parent” means Eli Lilly and Company;

“Paying Agent” means a commercial bank or trust company reasonably acceptable to the Company appointed by Parent as paying agent prior to the Effective Date in accordance with the provisions of the Transaction Agreement;

“Payor” has the meaning given to it in paragraph 7;

“person” means an individual, a partnership, a corporation, a limited liability company, an unlimited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, any other entity, a governmental entity or any department, agency or political subdivision thereof;

“Purchaser” means LDH XV Corporation;

“Purchaser Group” means Purchaser, Parent and any direct or indirect Subsidiary of Parent from time to time;

“Regulations” means the Uncertificated Securities Regulations 2001 (SI 2001 No. 3755) (including as it forms part of domestic law of the United Kingdom by virtue of the European Union (Withdrawal) Act 2018), as amended from time to time (including by means of the Uncertificated Securities (amendment and EU Exit) Regulations 2019 (SI 2019/679));

“Relevant System” means any computer-based system, and procedures, which enable title to units of a share or security to be evidenced and transferred without a written instrument, and which facilitate supplementary and incidental matters in accordance with the Regulations;

“Remnant Shares” means the Scheme Shares excluding the Depositary Shares;

“Rights Agent” means [Computershare Inc., a Delaware corporation, and its affiliate, Computershare Trust Company, N.A., a federally chartered trust company];

“Scheme” means this scheme of arrangement under Part 26 of the Companies Act between the Company and Scheme Shareholders, in its present form or with or subject to any modification, addition or condition which (a) Purchaser, Parent and the Company mutually agree and which (if required) is approved by the Court or (b) is otherwise imposed by the Court and mutually acceptable to Purchaser, Parent and the Company;

“Scheme Meeting” means such meeting(s) (and any adjournment or postponement thereof) convened with the permission of the Court pursuant to section 896 of the Companies Act for the purpose of considering and, if thought fit, approving (with or without modification) the Scheme;

“Scheme Record Time” means 6.00 p.m. on the Business Day immediately prior to the Effective Date (or such other date and/or time as the Company and Purchaser may agree);

“Scheme Shareholders” means the holders of the Scheme Shares whose names appear in the register of Members of the Company at the Scheme Record Time and a “Scheme Shareholder” shall mean any one of the Scheme Shareholders;

“Scheme Shares” means the Company Shares:

(i)	in issue at the date of this Scheme;

(ii)	(if any) issued after the date of this Scheme and prior to the Voting Record Time; and

(iii)

(if any) issued at or after the Voting Record Time and at or prior to the Scheme Record Time, either on terms that the original or any subsequent holders thereof shall be bound by this Scheme or in respect of which the holders thereof shall have agreed in writing to be bound by this Scheme, in each case, remaining in issue at the Scheme Record Time but excluding any Excluded Shares;

“Subsidiary” means, with respect to any Person, any corporation, partnership, association, limited liability company, unlimited liability company or other business entity of which (a) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one (1) or more of the other Subsidiaries of that Person or a combination thereof or (b) if a partnership, association, limited liability company, or other business entity, a majority of the partnership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by any Person or one (1) or more Subsidiaries of that person or a combination thereof. For purposes hereof, a Person or Persons will be deemed to have a majority ownership interest in a partnership, association, limited liability company or other business entity if such person or persons are allocated a majority of partnership, association, limited liability company or other business entity gains or losses or otherwise control the managing director, managing member, general partner or other managing Person of such partnership, association, limited liability company or other business entity;

“Transaction Agreement” means the transaction agreement by and among Purchaser, Parent and the Company dated as of March [30], 2026, agreeing to certain matters in connection with the Acquisition and the matters contemplated by this Scheme, as it may be amended from time to time;

“Transaction Consideration” means the Cash Consideration plus one (1) CVR for each Scheme Share;

“uncertificated” or “in uncertificated form” means any share or other security of the Company in respect of which title is evidenced and transferred by means of a Relevant System; and

“Voting Record Time” means 6.00 p.m. on the day which is two days (excluding non-working days in the United Kingdom) prior to the date of the Scheme Meeting or, if the Scheme Meeting is adjourned, 6.00 p.m. on the day which is two days (excluding non-working days in the United Kingdom) before the day of such adjourned meeting.

(B)	“U.S. dollar” or “$” means the lawful currency of the United States of America.

(C)	“£” means the lawful currency of the United Kingdom.

(D)	References to paragraphs and sub-paragraphs are to paragraphs and sub-paragraphs of this Scheme.

(E)	As at the Latest Practicable Date, the issued share capital of the Company was [●] Company Shares, all of which are credited as fully paid up and [none/●] of which were held in treasury.

(F)

As at the Latest Practicable Date: (i) Company Stock Options to purchase [●] Company Shares (represented by [●] Company ADSs) were outstanding; (ii) [●] Company Shares (represented by [●] Company ADSs) were subject to issuance pursuant to outstanding Company RSUs and (iii) [●] additional Company Shares (represented by [●] Company ADSs) were reserved for future issuance pursuant to the Company Equity Plans.

(G)	As at the Latest Practicable Date, no Company Shares are registered in the name of or beneficially owned by Purchaser or any other member of the Purchaser Group.

(H)

Purchaser and Parent have agreed, in each case subject to the terms and conditions of the Transaction Agreement, to appear by counsel at the hearing to sanction this Scheme and to be bound by, and to undertake to the Court to be bound by, the terms of this Scheme and to execute and do, or procure to be executed and done, all such documents, acts and things as may be necessary or desirable to be executed or done by them for the purposes of giving effect to this Scheme.

(I)	References to times are to the time in London, England.

Scheme

1.	Transfer of the Scheme Shares

1.1

Upon and with effect from the Effective Time, Purchaser (and/or, at Parent’s election, (i) in respect of any or all of the Remnant Shares, its nominee(s), and (ii) in respect of the Depositary Shares, the DR Nominee) shall, in accordance with paragraph 1.2, acquire all of the Scheme Shares fully paid, with full title guarantee, free from all Liens and together with all rights at the Effective Time or thereafter attached or relating thereto, including voting rights and the right to receive and retain all dividends and other distributions (if any) and any other return of capital (whether by way of reduction of share capital or share premium account or otherwise) thereon.

1.2	For the purposes of such acquisition:

1.2.1

the Depositary Shares shall be transferred to Purchaser (and/or, at Parent’s election, the DR Nominee) by means of a separate form (or forms) of transfer or other instrument(s) or instruction(s) of transfer (and, upon any such transfer to the DR Nominee, the DR Depositary shall issue one or more depositary receipts in respect of such shares to Purchaser);

1.2.2

the Remnant Shares shall be transferred to Purchaser (and/or, at Parent’s election in respect of any number of Remnant Shares, its nominee(s)) by means of a separate form (or forms) of transfer or other separate instrument(s) or instruction(s) of transfer; and

1.2.3

to give effect to such transfers, any person may be appointed by Purchaser (and/or its nominee(s) and/or each of their agents and directors) as attorney or agent and shall be authorised as such attorney and/or agent on behalf of each of the Scheme Shareholders concerned to execute and deliver as transferor such form(s) of transfer or other instrument(s) or instruction(s) of transfer of, or otherwise give any instruction(s) to transfer (whether as a deed or otherwise) the Scheme Shares and every form, instrument or instruction of transfer so executed or instruction so given shall be as effective as if it had been executed or given by the holder or holders of the Scheme Shares thereby transferred. Each such form of transfer or other instrument or instruction shall be deemed to be the principal instrument of transfer of the relevant Scheme Shares.

1.3	From the Effective Time and pending the transfer of the Scheme Shares pursuant to paragraphs 1.1 and 1.2, each Scheme Shareholder:

1.3.1	irrevocably appoints Purchaser (and/or its nominee(s) and/or each of their agents and directors) as its attorney and/or agent:

(a)

to exercise or direct the exercise on its behalf of (in place of and to the exclusion of the relevant Scheme Shareholder) any voting rights attached to the Scheme Shares and any or all other rights and privileges attaching to the Scheme Shares (including the right to requisition the convening of a general meeting of the Company or of any class of its shareholders); and

(b)

to sign on behalf of such Scheme Shareholder such documents, and to do such things, as may, in the opinion of Purchaser and/or its nominee(s) and/or each of their respective agents and directors, be necessary or desirable in connection with the exercise of any voting rights and any or all rights and privileges attaching to such Scheme Shares (including, without limitation, any consent to short notice of a general or separate class meeting or form of proxy or forms of proxy in respect of such Scheme Shares appointing any person nominated by Purchaser and/or its nominee(s) and/or any one or more of its directors or agents to attend general and separate class meetings of the Company (or any postponement, adjournment or reconvening therefore);

1.3.2

authorises the Company and/or any one, or more of its directors or its agents to send to Purchaser and/or its nominee(s) any notice, circular, warrant or other document or communication which may be required to be sent to them as a Member (including any share certificate(s) or other document(s) of title issued as a result of any conversion of their Scheme Shares into certificated form); and

1.3.3

agrees not to exercise any voting rights or any other rights attaching to the relevant Scheme Shares without the consent of Purchaser, and irrevocably undertakes not to appoint a proxy or representative for or to attend any general meeting or separate class meeting of the Company (or any postponement, adjournment or reconvening thereof).

1.4	The authorities granted by each Scheme Shareholder pursuant to paragraphs 1.2 and 1.3 above shall be treated for all purposes as having been granted by deed.

2.	Consideration for the Scheme Shares

2.1	In consideration for the transfer of the Scheme Shares as provided in paragraphs 1.1 and 1.2 above, Purchaser shall, subject as hereinafter provided:

2.1.1

pay, or procure that there shall be paid, a cash amount to or for the account of each Scheme Shareholder of $38.00 in cash, without interest, for each Scheme Share held by that Scheme Shareholder at the Scheme Record Time (the “Cash Consideration”); and

2.1.2

cause to be provided to or for the account of each eligible Scheme Shareholder one (1) CVR per Scheme Share, upon the terms and subject to the conditions of the CVR Agreement, without interest (the CVRs and the Cash Consideration together, the “Transaction Consideration”). The CVRs are not securities and will not represent any equity or ownership interest in Parent, Purchaser or any constituent entity party to the Transaction Agreement, and accordingly will not confer on the CVR

Holders any right to attend, speak at or vote at any meeting of the shareholders of Parent or Purchaser or the right to any dividends or right to any return of capital by Parent or Purchaser. Pursuant to the terms of the CVR Agreement, eligible Scheme Shareholders will receive one CVR for each Scheme Share that they hold. The CVRs will not be sold, assigned, transferred, pledged, encumbered or in any other manner transferred or disposed of, in whole or in part, other than to certain permitted transferees as specifically set forth in the CVR Agreement. The CVRs will not be listed on any quotation system or traded on any securities exchange. The CVRs will not be evidenced by a certificate or other document of title.

2.2

If, between the date of the Transaction Agreement and the Effective Time, the outstanding Company Shares shall have been changed to, or exchanged for, a different number or class of shares or securities by reason of any share dividend, bonus issue, scrip dividend, subdivision, reorganisation, merger, consolidation, reclassification, redesignation, recapitalisation, share split, reverse share split, combination or exchange of shares, or a stock or scrip dividend shall be declared with a record date within such period, or any similar event shall have occurred, then the amount of the Transaction Consideration shall be appropriately adjusted to provide to Purchaser and the Scheme Shareholders the same economic effect as contemplated by the Transaction Agreement prior to such event; provided that the Company is not permitted to take any action with respect to its securities that is prohibited by the Transaction Agreement. For the avoidance of doubt, any reference in this Scheme to the consideration payable under the Scheme shall be deemed a reference to the consideration as so adjusted, and the exercise of such rights shall not be regarded as constituting any revision or variation of the terms of this Scheme.

3.	Share certificates and register of Members

3.1

With effect from and as of the Effective Time, all certificates representing Scheme Shares in certificated form shall cease to have effect as documents of title to the Scheme Shares comprised therein and each Scheme Shareholder shall be bound, at the request of Purchaser, to deliver up the same to Purchaser or to any person appointed by Purchaser to receive the same or, as Purchaser may direct, to destroy the same.

3.2

With effect from and as of the Effective Time, the Company shall procure that Euroclear, the Depositary and any other central depository shall be instructed to cancel or transfer the entitlements of Scheme Shareholders to Scheme Shares in uncertificated form and, following such cancellation, the Company shall procure that such entitlements to Scheme Shares are rematerialized.

3.3

As soon as reasonably practicable after the Effective Time and subject to the completion of such transfers, forms, instruments or instructions as may be required in accordance with paragraph 1 and the payment of any UK stamp duty thereon (to the extent required), the Company shall make or procure that appropriate entries shall be made in the register of Members of the Company and the register of CVRs (as applicable) to reflect the transfer of the Scheme Shares to Purchaser in accordance with paragraph 1 and the provision of CVRs to Scheme Shareholders as set forth in the CVR Agreement.

4.	Appointment of Paying Agent

Prior to the Effective Time, Purchaser shall appoint the Paying Agent to effect the technical implementation of the settlement of the Cash Consideration to (i) all Scheme Shareholders, other than the Depositary Shareholder, and (ii) at Purchaser’s option, the Depositary Shareholder.

5.	Settlement of Transaction Consideration in relation to Remnant Shares

5.1	This paragraph 5 shall only apply in relation to the settlement of Transaction Consideration in respect of Remnant Shares to Scheme Shareholders other than the Depositary Shareholder.

5.2

At or substantially concurrently with the Effective Time, Purchaser shall procure the deposit with the Paying Agent, for the benefit of the Scheme Shareholders (other than the Depositary Shareholder) cash in an amount equal to the aggregate amount of Cash Consideration less the Cash Consideration due to the Depositary Shareholder.

5.3

All cash deposited with the Paying Agent pursuant to paragraph 5.2 for the benefit of Scheme Shareholders (other than the Depositary Shareholder) shall hereinafter be referred to as the “Company Payment Fund”, provided that, to the extent that Purchaser elects to utilise the Paying Agent for the delivery and/or payment of the Cash Consideration to the Depositary Shareholder pursuant to paragraph 6.2, such Cash Consideration will also form part of the Company Payment Fund.

5.4	No interest shall be paid or shall accrue for the benefit of Scheme Shareholders on the Cash Consideration payable in respect of the Remnant Shares.

5.5

In respect of the settlement of the Cash Consideration pursuant to this paragraph 5, Purchaser shall cause the Paying Agent to, as soon as reasonably practicable after the Effective Time (and in any event no later than [14][1] Business Days after the Effective Time):

5.5.1

in the case of Remnant Shares which at the Scheme Record Time are in certificated form, despatch or procure to be despatched to each person entitled thereto payment by way of cheque in accordance with the provisions of paragraph 5.8 for the aggregate Cash Consideration payable to that person pursuant to paragraph 2.1; and

5.5.2

in the case of Remnant Shares which at the Scheme Record Time are in uncertificated form, procure that Euroclear is instructed to create an assured payment obligation in favour of the payment bank of the persons entitled thereto in accordance with the CREST assured payment arrangements for the sums payable to that person pursuant to paragraph 2.1, provided that Purchaser reserves the right to make payment of the said sums by cheque as set out in paragraph 5.5.1 if for any reason it wishes to do so.

5.6

The CVRs to be provided by way of consideration for the Remnant Shares shall be provided in registered but uncertificated form to Scheme Shareholders (other than the Depositary Shareholder) appearing on the register of Members of the Company at the Scheme Record Time. Purchaser shall procure that the CVRs to which Scheme Shareholders are entitled shall be provided at or as soon as reasonably practicable after the Effective Date and within [14] days of the Effective Date.

5.7	As from the Effective Time, each holding of Remnant Shares credited to any stock account in CREST shall be disabled and all Remnant Shares will be removed from CREST in due course.

5.8

Any physical deliveries by the Paying Agent or by any other person to the Scheme Shareholders (other than the Depositary Shareholder) pursuant to this Scheme (whether of cheques, notices, documents of title, certificates or otherwise) shall be effected by sending the same by post to the applicable Scheme Shareholders entitled thereto at their respective registered addresses as appearing in the register of Members of the Company at the Scheme Record Time or, in the case of joint holders, to the address of the holder whose name stands first in such register in respect of the joint holding concerned at such time. None of the Company, Parent, Purchaser, any member of the Purchaser Group, the Paying Agent or the DR Nominee or any of their respective agents or nominees shall be responsible for any loss or delay in the transmission of any cheques or payments, notices, documents of title, certificates or any other documents sent in accordance with this paragraph 5.8 which shall be sent at the risk of the person or persons entitled thereto.

5.9

All cheques delivered by the Paying Agent pursuant to this Scheme shall be in U.S. dollars and drawn on a United States of America clearing bank and shall be made payable to the person to whom, in accordance with the foregoing provisions of this paragraph 5, the cheque is sent (save that, in the case of joint holders, Purchaser and the Paying Agent reserve the right to make the cheque payable to the holder whose name stands first in the register of Members of the Company), and the encashment of any such cheque shall be a complete discharge of Purchaser’s obligations under this Scheme to pay (or procure the payment of) the monies represented thereby. The creation of an appropriate assured payment obligation as set out in

[1]	Note to Draft: Subject to agreement with the Depositary.

paragraph 5.5 shall be a complete discharge of Purchaser’s obligations under this Scheme with reference to cash payments through CREST.

5.10

Any portion of the Company Payment Fund which has not been transferred to the Scheme Shareholders within twelve (12) months of the Effective Date shall be delivered to Purchaser or its designee(s) promptly upon demand by Purchaser (it being understood that no such delivery shall affect any legal right that a Scheme Shareholder may have to receive the Transaction Consideration) and thereafter such Scheme Shareholders shall be entitled to look only to Purchaser for, and Purchaser shall remain liable for, payment of their claims for the Transaction Consideration pursuant to the provisions of the Transaction Agreement and this Scheme.

5.11

None of the Company, Purchaser or their respective agents or nominees shall be responsible for any loss or delay in the transmission of the share certificates, statements of entitlement or cheques sent to Scheme Shareholders in accordance with paragraphs 3 and 5, which shall be posted at the risk of the Scheme Shareholder concerned.

6.	Settlement of Transaction Consideration in relation to Depositary Shares

6.1

This paragraph 6 shall only apply in relation to the settlement of Transaction Consideration in respect of Depositary Shares to the Scheme Shareholder which is the holder (as shown in the register of Members of the Company) of the Depositary Shares (the “Depositary Shareholder”).

6.2

At or as promptly as practicable following the Effective Time, and in any event within [14] days of the Effective Time, Purchaser shall (or shall procure that the Paying Agent shall) pay to the Depositary Shareholder (or, if so nominated by the Depositary Shareholder at least ten (10) Business Days before the Effective Date, the Depositary) cash in an amount equal to the aggregate Cash Consideration payable to the Depositary Shareholder pursuant to paragraph 2.1.

6.3	No interest shall be paid or shall accrue for the benefit of the Depositary Shareholder on the Cash Consideration payable in respect of the Depositary Shares.

6.4

As from the Effective Time, each holding of Depositary Shares credited to the Depositary Shareholder’s stock account in CREST shall be disabled and all Depositary Shares will be removed from CREST in due course.

6.5

All cash payments to the Depositary Shareholder (or, if so nominated by the Depositary Shareholder at least ten (10) Business Days before the Effective Date, the Depositary) pursuant to this paragraph 6 shall be transferred by Purchaser (or, at Purchaser’s direction, by the Paying Agent or any nominee of Purchaser) in U.S. dollars to such bank account as the Depositary Shareholder shall inform Purchaser of in writing at least ten (10) Business Days prior to the Effective Date. Such transfer shall be a complete discharge of Purchaser’s obligations under this Scheme to pay (or procure the payment of) such monies. Neither Purchaser nor any member of Purchaser’s Group nor the Paying Agent nor the Company shall have any responsibility or liability under this Scheme for the onward distribution or transmission to the holders of Company ADSs, or to any other person, of the Transaction Consideration due to the Depositary Shareholder (it being understood that this sentence does not affect the Company’s obligations under the Deposit Agreement).

6.6

The CVRs to be provided by way of consideration for the Depositary Shares shall be issued in registered but uncertificated form to the Depositary Shareholder. Purchaser shall procure that the CVRs to which the Depositary Shareholder is entitled shall be issued at or as soon as reasonably practicable after the Effective Date and within [14] days of the Effective Date.

7.	Withholding

7.1

Notwithstanding anything in this Scheme to the contrary, each of Purchaser, Parent, any DR Nominee, the Paying Agent and their respective agents or nominees (each a “Payor”) shall be entitled to deduct and withhold from any payment pursuant to this Scheme amounts, if any, that such Payor is required to deduct and withhold with respect to the making of such payment under Applicable Law.

7.2	To the extent that amounts are so deducted and withheld in accordance with paragraph 7.1, such deducted and withheld amounts shall be:

7.2.1	remitted to the applicable taxing authority, if required by and in accordance with Applicable Law; and

7.2.2	treated for the purposes of this Scheme as having been paid to the person in respect of which such deduction and withholding was made.

8.	Cessation of rights

With effect from and on the Effective Time, the Scheme Shareholders shall in accordance with this Scheme cease to have any rights with respect to the Scheme Shares, except the right to receive the Transaction Consideration in exchange for the Scheme Shares in accordance with this Scheme as set out in paragraph 2 subject to the conditions set out herein.

9.	Mandates and dividends

All mandates relating to the payment of dividends on any Scheme Shares and other instructions (including communications preferences) given to the Company by Scheme Shareholders in force at the Scheme Record Time relating to Scheme Shares shall, as from the Effective Date, cease to be valid.

10.	Effective Time

10.1	This Scheme shall become effective upon a copy of the Court Order being delivered to the Registrar of Companies in England and Wales for registration.

10.2

Unless this Scheme shall have become effective on or before the Outside Date (as defined in the Transaction Agreement) or such later date as the Company, Purchaser and Parent may agree and the Court may allow, this Scheme shall never become effective.

11.	Modification

The Company, Purchaser and Parent may jointly consent on behalf of all persons concerned to any modification of or addition to this Scheme or to any condition which the Court may think fit to approve or impose. For the avoidance of doubt, no modification of the Scheme shall be made once the Scheme has taken effect.

12.	Governing law

This Scheme, and all rights and obligations arising out of or in connection with it, are governed by the laws of England and Wales and are subject to the exclusive jurisdiction of the English courts.

Dated: [●] 2026

Annex B

CONTINGENT VALUE RIGHTS AGREEMENT1

This CONTINGENT VALUE RIGHTS AGREEMENT, dated as of [●], 2026 (this “Agreement”), is entered into by and among Eli Lilly and Company, an Indiana corporation (“Parent”), LDH XV Corporation, a Delaware corporation and direct wholly owned Subsidiary of Parent (“Purchaser”), and [Computershare Inc., a Delaware corporation (“Computershare”), and its affiliate, Computershare Trust Company, N.A., a federally chartered trust company (“Computershare Trust” and, together with Computershare], the “Rights Agent” (as defined herein) and, collectively with Parent and Purchaser, the “Parties”). Capitalized terms used but not defined herein shall have the meaning assigned to such terms in the Transaction Agreement (as defined herein).

RECITALS

WHEREAS, Parent, Purchaser and Centessa Pharmaceuticals plc, a public limited company registered in England and Wales (the “Company”), have entered into a Transaction Agreement, dated as of March [30], 2026 (as it may be amended, supplemented or otherwise modified from time to time pursuant to the terms thereof, the “Transaction Agreement”), pursuant to which the entire issued and to be issued share capital of the Company will be acquired by Purchaser (or, at Parent’s election (i) in respect of any or all of the Remnant Shares, its nominee(s) and (ii) in respect of the Depositary Shares, the DR Nominee) by means of the Scheme of Arrangement on the terms and subject to the conditions set out in the Transaction Agreement; and

WHEREAS, pursuant to and subject to the terms and conditions of the Transaction Agreement and the Scheme of Arrangement, holders of Scheme Shares (including, for the avoidance of doubt, the Depositary Shares) and Company Covered Awards, in each case, that are outstanding as of immediately prior to the Effective Time (any such holders, the “Initial Holders”) will become entitled to receive (without interest) one (1) CVR, which shall represent the right to receive up to three contingent cash payments, each such payment being contingent upon, and subject to, the achievement of the applicable Milestone (as defined below) prior to the earlier of the applicable Milestone Expiration (as defined below) and the Termination (as defined below), in all cases subject to and in accordance with the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the consummation of the transactions referred to above, the Parties agree, for the equal and proportionate benefit of all Holders, as follows:

ARTICLE I

DEFINITIONS; CERTAIN RULES OF CONSTRUCTION

Section 1.1 Definitions. As used in this Agreement, the following terms will have the following meanings:

“Acting Holders” means, at the time of determination, Holders of not less than forty percent (40%) of outstanding CVRs (including, for the avoidance of doubt, Equity Award CVRs) as set forth in the CVR Register.

“Agreement” has the meaning set forth in the preamble hereto.

“Assignee” has the meaning set forth in Section 6.3(a).

“Change of Control” means (a) a sale or other disposition of all or substantially all of the assets of Parent on a consolidated basis (other than to any Subsidiary (direct or indirect) of Parent), (b) a merger or consolidation involving Parent in which Parent is not the surviving entity (other than a merger or consolidation in which the direct or indirect holders of the Voting Stock of the surviving entity immediately following the transaction are substantially the same as the holders of Parent’s Voting Stock immediately prior to such transaction), and (c) any

[1]	Note to Draft: Subject to review of Rights Agent.

other transaction involving Parent in which Parent is the surviving or continuing entity but in which the stockholders of Parent immediately prior to such transaction (as stockholders of Parent) own less than 50% of Parent’s Voting Stock immediately after the transaction.

“Commercially Reasonable Efforts” means, with respect to a particular task or obligation, a level of efforts that is consistent with the general practice followed by Parent relating to other pharmaceutical compounds, products or therapies owned by it, or to which it has exclusive rights, which are of similar market potential at a similar stage in their development or product life (“Relevant Products”), taking into account issues of safety, tolerability and efficacy, product profile, the competitiveness of other products in development and in the marketplace, manufacturing and supply chain management considerations, the proprietary position of the Relevant Products (including with respect to patent or regulatory exclusivity), and the regulatory structure involved, and, in each case, other relevant technical, commercial, legal, scientific or medical factors. For clarity, “Commercially Reasonable Efforts” shall be determined on an indication-by-indication, product-by-product and country-by-country basis, and it is anticipated that the level of efforts for different indications, products and countries may differ or change over time, reflecting changes in the status of the products, indications and country(ies) involved.

“Company” has the meaning set forth in the recitals hereto.

“Company Covered Award” means the Company Cash-Out Options and Company RSUs.

“Computershare” has the meaning set forth in the preamble hereto.

“Computershare Trust” has the meaning set forth in the preamble hereto.

“CVRs” means the rights of Holders hereunder (granted to Initial Holders as part of the Contemplated Transactions pursuant to the terms of the Transaction Agreement and the Scheme of Arrangement) to receive contingent cash payments on the terms and subject to the conditions of this Agreement.

“CVR Beneficial Owners” has the meaning set forth in Section 2.3(b).

“CVR Product” means any product that constitutes, incorporates, comprises or contains any of the Company’s orexin 2 receptor agonist product candidates known as “ORX750” or “ORX142”, as each such exists as of the date of this Agreement, together with any modifications or improvements to such applicable product candidate.

“CVR Register” has the meaning set forth in Section 2.3(b).

“DTC” means The Depository Trust Company or any successor thereto.

“Eligible Company ADS Holders” means the holders of record of Company ADSs [immediately prior to the Effective Time],2 which shall include Cede &. Co. in respect of all Company ADSs held through DTC at such time.

“Equity Award CVR” means a CVR received by an Initial Holder in respect of Company Covered Awards.

“Equity Award CVR Payment” means the applicable Milestone Payment that becomes payable in respect of any CVR that was issued in respect of a Company Covered Award pursuant to the Transaction Agreement.

“FDA” means the United States Food and Drug Administration, or any successor agency or authority thereto with comparable responsibilities.

[2]	Note to Draft: To be discussed and confirmed with Depositary and Computershare.

“Final Determination” means with respect to (a) U.S. federal income Taxes, a “determination” within the meaning of Section 1313(a) of the Code or execution of an Internal Revenue Service Form 870-AD and (b) Taxes other than U.S. federal income Taxes, any final determination of liability in respect of a Tax that, under applicable Law, is not subject to further appeal, review or modification through proceedings or otherwise (including the expiration of a statute of limitations or a period for the filing of claims for refunds, amended returns or appeals from adverse determinations).

“Funds” has the meaning set forth in Section 2.6.

“Holder” means a Person in whose name a CVR is registered in the CVR Register as of the applicable date and time of determination.

“IH Milestone” means the receipt of the first Regulatory Approval in the United States for a CVR Product for the treatment of idiopathic hypersomnia (“IH”).

“IH Milestone Expiration” means 11:59 p.m., Eastern Time, on [●].3

“IH Milestone Payment” means (a) if the IH Milestone is achieved before both (i) the IH Milestone Expiration and (ii) the Termination, an amount equal to $5.00, in cash, without interest, per CVR, and (b) if the IH Milestone is achieved at or after (i) the IH Milestone Expiration or (ii) the Termination, $0 per CVR. For the avoidance of doubt, the IH Milestone Payment shall only be due once, if at all, subject to the achievement of the IH Milestone prior to the earlier of the IH Milestone Expiration and the Termination.

“Indication Milestone” means the receipt of the first Regulatory Approval in the United States for a CVR Product for the treatment of any indication (including either IH or NT2).

“Indication Milestone Expiration” means 11:59 p.m., U.S. Eastern Time, on December 31, 2029.

“Indication Milestone Payment” means (a) if the Indication Milestone is achieved before both (i) the Indication Milestone Expiration and (ii) the Termination, an amount equal to $2.00 in cash, without interest, per CVR, and (b) if the Indication Milestone is achieved at or after (i) the Indication Milestone Expiration or (ii) the Termination, $0 per CVR. For the avoidance of doubt, the Indication Milestone Payment shall only be due once (including for the first achievement of the Indication Milestone in either IH or NT2, but not both), if at all, subject to the achievement of the Indication Milestone prior to the earlier of the Indication Milestone Expiration and the Termination.

“Initial Holders” has the meaning set forth in the recitals hereto.

“IRS” means the Internal Revenue Service.

“Milestone” means each of the NT2 Milestone, the IH Milestone and the Indication Milestone.

“Milestone Expiration” means, as applicable, (a) with respect to the NT2 Milestone, the NT2 Milestone Expiration, (b) with respect to the IH Milestone, the IH Milestone Expiration and (c) with respect to the Indication Milestone, the Indication Milestone Expiration.

“Milestone Notice” has the meaning set forth in Section 2.4(a).

“Milestone Payment” means, as applicable, (a) with respect to the NT2 Milestone, the NT2 Milestone Payment, (b) with respect to the IH Milestone, the IH Milestone Payment and (c) with respect to the Indication Milestone, the Indication Milestone Payment.

[3]	Note to Draft: To be fifth anniversary of the Closing Date.

“Milestone Payment Amount” means, for a given Holder, the product of (a) the applicable Milestone Payment and (b) the number of CVRs held by such Holder as reflected on the CVR Register as of the close of business on the date of the applicable Milestone Notice.

“Milestone Payment Date” has the meaning set forth in Section 2.4(a).

“NT2 Milestone” means the receipt of the first Regulatory Approval in the United States for a CVR Product for the treatment of narcolepsy type 2 (“NT2”).

“NT2 Milestone Expiration” means 11:59 p.m., U.S. Eastern Time, on [●].4

“NT2 Milestone Payment” means (a) if the NT2 Milestone is achieved before both (i) the NT2 Milestone Expiration and (ii) the Termination, an amount equal to $2.00, in cash, without interest, per CVR, and (b) if the NT2 Milestone is achieved at or after (i) the NT2 Milestone Expiration or (ii) the Termination, $0 per CVR. For the avoidance of doubt, the NT2 Milestone Payment shall only be due once, if at all, subject to the achievement of the NT2 Milestone prior to the earlier of the NT2 Milestone Expiration and the Termination.

“Officer’s Certificate” means a certificate signed by an authorized officer of Parent, in his or her capacity as such an officer, and delivered to the Rights Agent.

“Parent” has the meaning set forth in the preamble hereto.

“Permitted CVR Transfer” means a transfer of CVRs: (a) by will or intestacy upon death of a Holder; (b) by instrument to an inter vivos or testamentary trust in which the CVRs are to be passed to beneficiaries upon the death of the settlor; (c) pursuant to a court order; (d) by operation of law (including by consolidation or merger of the Holder) or if effectuated without consideration in connection with the dissolution, liquidation or termination of any Holder that is a corporation, limited liability company, partnership or other entity; (e) in the case of CVRs held in book-entry or other similar nominee form (including CVRs held through DTC on behalf of CVR Beneficial Owners), from a nominee to a beneficial owner (and if applicable, through an intermediary, so long as such transfer ends with such beneficial owner); (f) if the Holder is a partnership or limited liability company, a distribution by the transferring partnership or limited liability company to its partners or members, as applicable; provided that, in each case, any such distribution or transfer does not subject the CVRs to a requirement of registration under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended; or (g) as provided in Section 2.8. For the avoidance of doubt, the distribution of CVRs by the Depositary to the Eligible Company ADS Holders as contemplated by this Agreement, the Scheme of Arrangement, the Deposit Agreement and the Transaction Agreement shall be a “Permitted CVR Transfer” for all purposes hereunder.

“Purchaser” has the meaning set forth in the preamble hereto.

“Regulatory Approval” means the approval of a New Drug Application, determined by the date of approval, as defined in the United States Federal Food, Drug, and Cosmetic Act and FDA regulations, each as amended, permitting marketing of a CVR Product in interstate commerce in the United States, including approval through the FDA’s Accelerated Approval program.

“Rights Agent” means the Rights Agent named in the preamble of this Agreement, until a successor Rights Agent is appointed pursuant to the applicable provisions of this Agreement, and thereafter “Rights Agent” will mean such successor Rights Agent.

“Rights Agent Account” has the meaning set forth in Section 2.4(a).

[4]	Note to Draft: To be fifth anniversary of the Closing Date.

“Termination” has the meaning set forth in Section 6.8.

“Transaction Agreement” has the meaning set forth in the recitals hereto.

“Voting Stock” of any specified Person as of any date means the capital stock of such Person that is at the time entitled to vote generally in the election of the board of directors of such Person.

Section 1.2 Rules of Construction. When reference is made in this Agreement to an Article, Section or Exhibit, such reference will refer to Articles and Sections of, and Exhibits to, this Agreement unless otherwise indicated. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.” All references to “dollars” or “$” shall refer to the lawful currency of the United States. Whenever the words “include,” “includes,” or “including” are used in this Agreement, they will be deemed to be followed by the words “without limitation.” The words “hereof,” “herein,” “hereby,” “hereto,” and “hereunder” and words of similar import when used in this Agreement will refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “or” will not be exclusive. The word “will” shall be construed to have the same meaning and effect as the word “shall.” Whenever used in this Agreement, any noun or pronoun will be deemed to include the plural as well as the singular and to cover all genders. Any reference to any Person shall be construed to include such Person’s successors and assigns. The words “ordinary course of business” shall mean the ordinary course of business consistent with past practice. This Agreement will be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted. The Parties have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the Parties and no presumption of burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of this Agreement. References to Company Shares shall be deemed to include Company ADSs, unless otherwise stated or the context otherwise requires.

ARTICLE II

CONTINGENT VALUE RIGHTS

Section 2.1 CVRs. Each CVR represents the contractual right of a Holder to receive the applicable Milestone Payment(s) subject to, if it occurs, achievement of the applicable Milestone(s), in all cases pursuant to, and subject to the terms and conditions of, this Agreement. For clarity, (i) if the IH Milestone is achieved prior to the earlier of the Indication Milestone Expiration and the Termination, both the IH Milestone Payment and the Indication Milestone Payment will become due and payable in accordance with this Agreement, (ii) if the NT2 Milestone is achieved prior to the earlier of the Indication Milestone Expiration and the Termination, both the NT2 Milestone Payment and the Indication Milestone Payment will become due and payable in accordance with this Agreement, and (iii) if both the IH Milestone and NT2 Milestone are achieved prior to the earlier of the Indication Milestone Expiration and the Termination, the Indication Milestone Payment, IH Milestone Payment and NT2 Milestone Payment will become due and payable in accordance with this Agreement; provided, however, in the event all three Milestones are achieved as described in this clause (iii), the Indication Milestone Payment will become payable only once upon the first achievement of the associated Milestone (including with respect to either IH or NT2 if either is met in accordance with the terms of the Agreement as set forth in this clause (iii)) and no amounts will be due for subsequent or repeated achievements of any Milestone.

Section 2.2 Nontransferable. The CVRs shall not be sold, assigned, transferred, pledged, encumbered or in any other manner transferred or disposed of, in whole or in part, other than through a Permitted CVR Transfer; the foregoing restrictions shall apply notwithstanding that certain of the CVRs will be held through DTC. Any attempted sale, assignment, transfer, pledge, encumbrance or disposition of CVRs, in whole or in part, in violation of this Section 2.2 shall be void ab initio and of no effect. The CVRs will not be listed on any quotation system or traded on any securities exchange.

Section 2.3 No Certificate; Registration; Registration of Transfer; Change of Address.

(a) The CVRs will be issued in book entry format and will not be evidenced by a certificate or other instrument.

(b) The Rights Agent will create and maintain a register (the “CVR Register”) for the purpose of registering CVRs and Permitted CVR Transfers as provided herein. In the case of CVRs to be received by the holders of Company Covered Awards pursuant to the Transaction Agreement or CVRs to be received by registered holders of Scheme Shares (other than the Depositary Shares [and Company Covered Awards granted in respect of Depositary Shares]), such CVRs shall initially be registered in the name and address of the holder of such Company Covered Awards or registered holder of Scheme Shares, as applicable, as set forth in the records of Company at the Effective Time; provided that the CVR Register shall include, and shall be updated at each applicable Milestone Payment Date, with respect to the holders of Company Covered Awards, such Holder’s employment status with the Company. [In the case of CVRs to be received by the Depositary in respect of the Depositary Shares [and Company Covered Awards granted in respect of Depositary Shares], (i) the CVR Register will initially show one position for Cede & Co. (as nominee of DTC) representing all of the CVRs that are distributed in respect of Company ADSs held through DTC on behalf of the Beneficial Owners (as defined in the Deposit Agreement) of such Company ADSs (“CVR Beneficial Owners”) and (ii) the CVR Register shall be updated to reflect the distribution of such CVRs to the Eligible Company ADS Holders as set forth in the records of the Depositary in accordance with instructions of the Depositary. Only Holders of CVRs registered on the CVR Register shall be entitled to any CVRs or rights as Holders under this Agreement. For the avoidance of doubt, Parent and its Affiliates (including Purchaser) and the Rights Agent will have no responsibility whatsoever directly to the CVR Beneficial Owners or any DTC participants, including with regard to the distribution of payments, unless and until such Persons are registered as Holders on the CVR Register.]5

(c) Subject to the restrictions on transferability set forth in Section 2.2, every request made to transfer a CVR (including, for the avoidance of doubt, a transfer to CVR Beneficial Owners from Eligible Company ADS Holders) must be in writing and accompanied by a written instrument of transfer and other documentation reasonably requested by the Rights Agent or Parent, in form reasonably satisfactory to the Rights Agent pursuant to its guidelines, duly executed by the Holder thereof, the Holder’s attorney duly authorized in writing, the Holder’s personal representative duly authorized in writing, or the Holder’s survivor (with written documentation evidencing such person’s status as the Holder’s survivor), and setting forth in reasonable detail the circumstances relating to the requested transfer. Upon receipt of such written notice, the Rights Agent will, subject to its reasonable determination that the transfer instrument is in proper form and the transfer otherwise complies with the other terms and conditions of this Agreement (including the provisions of Section 2.2), register the transfer of the CVRs in the CVR Register. As a condition of such transfer, Parent and the Rights Agent may require a transferring Holder or its transferee to pay to the applicable Governmental Body any transfer, stamp or other similar Tax or governmental charge that is imposed in connection with any such registration of transfer. The Rights Agent shall have no duty or obligation to take any action under any Section of this Agreement that requires the payment by a Holder of a CVR of such applicable Taxes or charges unless and until the Rights Agent is reasonably satisfied that all such Taxes or charges have been paid or that such Taxes or charges are not applicable. All CVRs duly transferred in accordance with Section 2.2 that are registered in the CVR Register will be the valid obligations of Parent and Purchaser and will entitle the transferee to the same benefits and rights under this Agreement as those held immediately prior to the transfer by the transferor. No transfer of a CVR will be valid until registered in the CVR Register in accordance with this Agreement.

(d) A Holder may make a written request to the Rights Agent to change such Holder’s address of record in the CVR Register. The written request must be duly executed by the Holder. Upon receipt of such written notice, the Rights Agent will promptly record the change of address in the CVR Register.

[5]	Note to Draft: To be discussed and confirmed with Depositary and Computershare.

Section 2.4 Payment Procedures; Notices.

(a) If a Milestone is achieved prior to the applicable Milestone Expiration for such Milestone and before the Termination, then on or prior to the date that is twenty (20) Business Days following the achievement of such Milestone (such date, the “Milestone Payment Date”), (i) Parent shall deliver to the Rights Agent (x) a written notice indicating that such Milestone has been achieved (the “Milestone Notice”), (y) an Officer’s Certificate certifying the date of such achievement and a statement that the Holders are entitled to receive the applicable Milestone Payment and (z) a letter of instruction reasonably required by the Rights Agent, which shall set forth the applicable Milestone Payment in respect of such Milestone as of the date of the Milestone Notice, and shall include confirmation of the Holders of Company Covered Awards who shall be paid through the Company’s payroll, and (ii) Parent shall, or shall cause Purchaser or its Affiliate to, deliver to Computershare (or to Parent, the Company or their Affiliates, as applicable, in the case of payments with respect to Equity Award CVRs) the payment required by Section 4.2, if being delivered to Computershare to the account set forth on Annex I hereto, which account information may be updated from time to time by Computershare by prior written notice to Parent and Purchaser (the “Rights Agent Account”). For the avoidance of doubt, for all purposes under this Agreement, each Milestone Payment shall only be due once, if at all, subject to the conditions set forth herein, including the achievement of the applicable Milestone prior to the earlier of the applicable Milestone Expiration and the Termination, and the maximum aggregate potential amount payable under this Agreement shall be $2.00 with respect to the NT2 Milestone, $5.00 with respect to the IH Milestone and $2.00 with respect to the Indication Milestone, in each case, subject to achievement of the applicable Milestone prior to the earlier of the applicable Milestone Expiration and the Termination. If a Milestone has not been achieved prior to the earlier of the applicable Milestone Expiration and the Termination, then Purchaser will not be required to make any payment to the Rights Agent or the Holders pursuant to this Agreement in respect of such Milestone.

(b) The Rights Agent will promptly, and in any event within ten (10) Business Days of receipt of a Milestone Notice as well as any letter of instruction as required by the Rights Agent, (i) send each Holder at its registered address (or, in the case of Cede & Co., pursuant to the applicable procedures of DTC) a copy of the Milestone Notice and (ii) pay the applicable Milestone Payment Amount (excluding certain Equity Award CVR Payments to be paid via payroll systems as contemplated below) to each of the Holders (x) with respect to any holder of Remnant Shares or holder of Equity Award CVRs that is not an employee of the Company or its Affiliates as of such date, by check mailed to the address of each such Holder as reflected in the CVR Register as of 5:00 p.m. U.S. Eastern Time on the date of the applicable Milestone Notice, (y) with respect to any such Holder that is due an amount in excess of $100,000 in the aggregate who has provided the Rights Agent wiring instructions in writing as of the close of business on the date of applicable Milestone Notice, by wire transfer of immediately available funds to the account specified on such instructions or (z) with respect to Cede & Co., by wire transfer of immediately available funds pursuant to the applicable procedures of DTC. Parent will, or will cause Purchaser to, pay the applicable Milestone Payment Amount to each holder of Equity Award CVRs who remains employed by the Company or its Affiliates as of such date within ten (10) Business Days of delivery of a Milestone Notice to the Rights Agent through the Company’s or its Affiliates’ (including Purchaser’s, the Company’s or any of their respective Subsidiaries’) payroll system or any successor system for former employees, subject to Section 2.4(c) of this Agreement.

(c) Parent and its Affiliates (including Purchaser) and the Rights Agent shall deduct and withhold from any Milestone Payment Amount or any other amounts otherwise payable pursuant to this Agreement such amounts, including for or in respect of Tax, as are required to be deducted and withheld therefrom under applicable Law (including, but not limited to, employee National Insurance Contributions in the United Kingdom or any similar social security contribution in any other jurisdiction). With respect to holders of Equity Award CVRs who remain employed by the Company or its Affiliates as of the applicable Milestone Payment Date, any such withholding shall be effected, or caused to be effected, by Parent through the Company’s or its Affiliates’ (including Purchaser’s, the Company’s or any of their respective Subsidiaries’)

payroll system, as relevant, or any successor payroll system. Prior to paying any Milestone Payment Amount to the Holders, the Rights Agent shall provide the opportunity for each Holder to provide a copy of a duly executed IRS Form W-9 or appropriate IRS Form W-8, as applicable, or any other forms or information that the Rights Agent may reasonably request in order to avoid or reduce any applicable withholding amount. The Rights Agent shall promptly and timely remit, or cause to be remitted, any amounts deducted or withheld in respect of Taxes to the appropriate Governmental Body (except to the extent such amounts have already been withheld or deducted and processed through payroll systems in accordance with this Section 2.4(c)). To the extent any amounts are so deducted and withheld and properly remitted, such amounts shall be treated for all purposes of this Agreement as having been paid to the person in respect of whom such deduction and withholding was made. The parties intend that each Equity Award CVR is exempt from or in compliance with Section 409A of the Code, and this Agreement shall be interpreted and administered in accordance therewith. None of the Parties or any of their employees, directors or representatives shall have any liability to a Holder or transferee or other Person in respect of Section 409A of the Code.

(d) Any portion of a Milestone Payment Amount that remains undistributed six (6) months after the date of the delivery of the applicable Milestone Notice will be delivered by the Rights Agent to Parent or Purchaser, upon demand, and any Holder will thereafter look only to Parent and Purchaser for payment of the applicable Milestone Payment Amount, without interest, but such Holder will have no greater rights against Parent and Purchaser than those accorded to general unsecured creditors of Parent and Purchaser under applicable Law.

(e) None of Parent, any of its Affiliates (including Purchaser) or the Rights Agent will be liable to any person in respect of any Milestone Payment Amount or portion thereof delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law. If, despite efforts by the Rights Agent to deliver such Milestone Payment Amount to the applicable Holder pursuant to the Rights Agent’s customary unclaimed funds procedures, such Milestone Payment Amount has not been paid prior to the two (2) year anniversary of the applicable Milestone Payment Date (or immediately prior to such earlier date on which such Milestone Payment Amount would otherwise escheat to or become the property of any Governmental Body), such Milestone Payment Amount will, to the extent permitted by applicable Law, become the property of Purchaser, free and clear of all claims or interest of any person previously entitled thereto. In addition to and not in limitation of any other indemnity obligation herein, Purchaser agrees to indemnify and hold harmless the Rights Agent with respect to any liability, penalty, cost or expense the Rights Agent may incur or be subject to in connection with transferring such property to Purchaser.

(f) The Rights Agent shall be responsible for information reporting required under applicable Law with respect to the CVRs, including reporting the fair market value of the CVRs upon the Holders’ receipt of such CVRs on Internal Revenue Service Form 1099-B and reporting any Milestone Payments hereunder on Internal Revenue Service Form 1099-B or other applicable form to the extent required under applicable Law. The Rights Agent shall use commercially reasonable efforts to cooperate with Purchaser for reporting the fair market value of the CVR to Holders of CVRs (other than Equity Award CVRs) that are subject to U.S. federal income taxes and that the Rights Agent is not required by applicable Law to report such amount on Internal Revenue Service Form 1099-B or other applicable form. Purchaser shall provide the Rights Agent with properly completed “Standard Tax Reporting Instructions” contained in Annex II hereto, which shall contain the fair market value of the CVRs and Purchaser shall use commercially reasonable efforts to cooperate with the Rights Agent to provide any other information reasonably necessary for the Rights Agent to carry out its obligations in this Section 2.4(f).

Section 2.5 No Voting, Dividends or Interest; No Equity or Ownership Interest in Parent or any of its Affiliates.

(a) The CVRs will not have any voting or dividend rights, and interest will not accrue on any amounts payable on the CVRs to any Holder.

(b) The CVRs will not represent any equity or ownership interest in Parent, any constituent corporation party to the Transaction Agreement or any of their respective Affiliates or Subsidiaries (including Purchaser).

(c) Neither Parent or its directors and officers nor Purchaser or its directors and officers will be deemed to have any fiduciary or similar duties to any Holder by virtue of this Agreement or the CVRs.

Section 2.6 Holding of Funds. All funds received by Computershare under this Agreement that are to be distributed or applied by Computershare in the performance of its services hereunder (the “Funds”) shall be held by Computershare as agent for Parent and deposited in one or more segregated bank accounts to be maintained by Computershare in its name as agent for Parent. Until paid pursuant to the terms of this Agreement, Computershare will hold the Funds through such accounts in deposit accounts of commercial banks with Tier 1 capital exceeding $1 billion or with an average rating above investment grade by S&P (LT Local Issuer Credit Rating), Moody’s (Long Term Rating) and Fitch Ratings, Inc. (LT Issuer Default Rating) (each as reported by Bloomberg Finance L.P.). Computershare shall have no responsibility or liability for any diminution of the Funds that may result from any deposit made by Computershare in accordance with this Section 2.6, including any losses resulting from a default by any bank or financial institution; provided that in the event the Funds are diminished below the level required for Computershare to make the Milestone Payment Amounts (to the extent remaining due) to Holders (other than Holders of Equity Award CVRs who are to be paid via payroll as set forth in Section 2.4(c)), as required under this Agreement, including any such diminishment as a result of investment losses, Parent shall promptly pay additional cash to Computershare in an amount equal to the deficiency in the amount required to make such payments. Computershare may from time to time receive interest, dividends or other earnings in connection with such deposits. Computershare shall not be obligated to pay such interest, dividends or earnings to Parent, any Holder or any other Person.

Section 2.7 No Assurance. It is hereby acknowledged and agreed that the CVRs and the possibility of any payment hereunder with respect thereto are highly speculative and subject to numerous factors outside of the control of Parent, Purchaser, the Company and their respective Affiliates, and there is no assurance that Holders will receive any payments under this Agreement or in connection with the CVRs. By accepting one or more CVRs, each Holder is deemed to acknowledge that it is highly possible that the Milestones will not occur. Each Holder is further deemed to acknowledge and agree that none of Parent, Purchaser, the Company nor their respective Affiliates owe, by virtue of their obligations under this Agreement, a fiduciary duty or any implied duties to the Holders or the Rights Agent, and Parent, Purchaser, the Company and their respective Affiliates intend solely that the express provisions of this Agreement govern their contractual relationship with respect to the CVRs. It is acknowledged and agreed that this Section 2.7 is an essential and material term of this Agreement.

Section 2.8 Ability to Abandon CVR. A Holder may at any time, at such Holder’s option, abandon all of such Holder’s remaining rights in a CVR by transferring such CVR to Parent without consideration therefor, which a Holder may effect via delivery of a written abandonment notice to Parent. Nothing in this Agreement shall prohibit Parent or any of its Affiliates (including Purchaser) from offering to acquire or acquiring any CVRs for consideration from the Holders, in private transactions or otherwise, in its or their sole discretion. Any CVRs acquired by Parent or any of its Affiliates (including Purchaser) shall be automatically deemed extinguished and no longer outstanding or entitled to the Milestone Payments for purposes of this Agreement, or to count for the purpose of any vote or determination of Acting Holders for purposes of this Agreement.

Section 2.9 Tax Treatment. The Parties agree to treat the CVRs (other than the Equity Award CVRs) for all U.S. federal, and applicable state and local income Tax purposes as (x) except to the extent treated as imputed interest, additional consideration for, or in respect of, the Company Shares, and (y) a “closed transaction” in which the fair market value of the CVRs, as determined by Purchaser in its sole discretion, is included in income in the taxable year of the Closing, and, in each case, none of the Parties (and none of the applicable Holders of CVRs (other than the Equity Award CVRs)) will take any position to the contrary on any Tax Return, any other filing with a Governmental Body, in each case, related to U.S. federal, and applicable state and local income Tax purposes, except as otherwise required by a Final Determination. Purchaser, Parent, the Company or the Rights Agent, as applicable, shall report imputed interest on the CVRs pursuant to Section 483 of the Code, to the extent required by applicable Law and in accordance with properly completed “Standard Tax Reporting Instructions” contained in Annex II hereto.

ARTICLE III

THE RIGHTS AGENT

Section 3.1 No Liability. The Rights Agent will not have any liability for any actions taken or not taken in connection with this Agreement, except to the extent such liability arises as a result of its willful or intentional misconduct, bad faith, fraud or gross negligence (in each case as determined by a final non-appealable judgment of a court of competent jurisdiction). Notwithstanding anything in this Agreement to the contrary, other than in the case of willful or intentional misconduct, bad faith, fraud or gross negligence (in each case, as determined by a final non-appealable judgment of a court of competent jurisdiction), any liability of the Rights Agent under this Agreement will be limited to two (2) times the amount of fees paid (but not including reimbursable expenses) in the twelve (12) months preceding the event for which recovery is sought in connection with this Agreement. Anything to the contrary notwithstanding, in no event will the Rights Agent be liable for special, punitive, indirect, incidental or consequential loss or damages of any kind whatsoever (including, without limitation, lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damages, and regardless of the form of action.

Section 3.2 Certain Duties and Responsibilities. The Rights Agent shall not have any duty or responsibility in the case of the receipt of any written demand from any Holder with respect to any action or default by any person or entity, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at Law or otherwise or to make any demand upon Parent or Purchaser; provided that this Section 3.2 shall not affect the Rights Agent’s obligation to make payments in accordance with and subject to Section 2.4.

Section 3.3 Certain Rights of the Rights Agent.

(a) The Rights Agent undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations will be read into this Agreement against the Rights Agent. In addition:

(i) the Rights Agent may rely and will be protected and held harmless by Parent in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order or other paper or document believed by it in the absence of bad faith to be genuine and to have been signed or presented by the proper party or parties;

(ii) whenever the Rights Agent will deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Rights Agent may rely upon an Officer’s Certificate, which certificate shall be full authorization and protection to the Rights Agent, and the Rights Agent shall, in the absence of bad faith, fraud, gross negligence or willful or intentional misconduct (each as determined by a final non-appealable judgment of a court of competent jurisdiction) on its part, incur no liability and be held harmless by Parent for or in respect of any action taken, suffered or omitted to be taken by it under the provisions of this Agreement in reliance upon such certificate;

(iii) the Rights Agent may engage and consult with counsel of its selection and the written advice of such counsel or any opinion of counsel will be full and complete authorization and protection to the Rights Agent and the Rights Agent shall be held harmless by Parent in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and that does not constitute gross negligence or willful or intentional misconduct;

(iv) the permissive rights of the Rights Agent to do things enumerated in this Agreement will not be construed as a duty;

(v) the Rights Agent will not be required to give any note or surety in respect of the execution of such powers or otherwise in respect of the premises;

(vi) the Rights Agent shall not be liable for or by reason of, and shall be held harmless by Parent with respect to, any of the statements of fact or recitals contained in this Agreement or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by Parent only;

(vii) the Rights Agent will have no liability and shall be held harmless by Parent in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Rights Agent and the enforceability of this Agreement against the Rights Agent assuming the due execution and delivery hereof by Parent), nor shall it be responsible for any breach by Parent of any covenant or condition contained in this Agreement;

(viii) Parent agrees to indemnify the Rights Agent for, and hold the Rights Agent harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demands, suits or expense arising out of or in connection with the Rights Agent’s performance of its duties under this Agreement (excluding any Taxes imposed on the fees owed to the Rights Agent hereunder), including the reasonable and documented out-of-pocket costs and expenses of defending the Rights Agent against any claims, charges, demands, suits or loss arising out of or in connection with the execution, administration, exercise and performance of its duties under this Agreement, including the reasonable and documented out-of-pocket costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly, or enforcing its rights hereunder, unless such loss has been determined by a court of competent jurisdiction to have resulted from the Rights Agent’s willful or intentional misconduct, bad faith, fraud or gross negligence;

(ix) Parent agrees (x) to pay the fees and expenses of the Rights Agent in connection with this Agreement, as agreed upon in writing in a fee schedule by the Rights Agent and Parent on or prior to the date hereof, which shall include reimbursement from Parent, for all reasonable, documented and necessary out-of-pocket expenses and disbursements paid or incurred in the preparation, delivery, negotiation, amendment, administration and execution of this Agreement and the exercise and performance by the Rights Agent of its duties hereunder and (y) to reimburse the Rights Agent for all Taxes and governmental charges (other than Taxes imposed on or measured by the Rights Agent’s net income and franchise or similar Taxes imposed on it (in lieu of net income Taxes)); provided that if the Rights Agent determines in the absence of bad faith that it has received a refund of any Tax or governmental charge borne by Parent pursuant to this clause (y), the Rights Agent shall promptly repay such refund to Parent;

(x) no provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if it reasonably believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it;

(xi) in the event the Rights Agent reasonably believes any ambiguity or uncertainty exists hereunder or in any notice, instruction, direction, request or other communication, paper or document received by the Rights Agent hereunder, the Rights Agent shall, as soon as practicable, provide written notice to Parent describing in detail the ambiguity or uncertainty it believes exists, and the Rights Agent shall seek clarification. Parent will respond to such request for clarification as promptly as reasonably practicable, and in any event within ten (10) Business Days. If such clarification is not provided within ten (10) Business Days, the Rights Agent may, in its sole discretion, refrain from taking any action, and shall be fully protected and shall not be liable in any way to Parent or any Holder or any other Person for refraining from taking such action, unless and until the Rights Agent receives written instructions from Parent which reasonably eliminate such ambiguity or uncertainty;

(xii) the Rights Agent shall not be deemed to have knowledge of any event of which it was entitled to receive notice pursuant to the terms of this Agreement, and the Rights Agent shall be fully protected and shall incur no liability for failing to take action in connection with such event, in each case, unless and until such notice has been given in accordance with Section 6.1;

(xiii) subject to Section 6.3, the Rights Agent may perform any of its duties hereunder either directly or, with the prior written consent of Parent, by or through nominees, correspondents, designees, or subagents; provided, however, that in the event the Rights Agent performs any of its duties hereunder by or through any nominee, correspondent, designee, or subagent, the Rights Agent shall not be answerable, accountable or liable hereunder for any act, omission, default, neglect or misconduct of such nominee, correspondent, designee, or subagent, as applicable, to the Company resulting from any such act, default, neglect or misconduct, absent gross negligence, bad faith, fraud or willful or intentional misconduct (each as determined by a final, non-appealable judgment of a court of competent jurisdiction) in the selection or continued employment thereof;

(xiv) the Rights Agent shall neither be responsible for, nor chargeable with, knowledge of, nor have any requirements to comply with, the terms and conditions of the Transaction Agreement, nor shall the Rights Agent be required to determine if any Person has complied with the Transaction Agreement, nor shall any additional obligations of the Rights Agent be inferred from the terms of the Transaction Agreement even though reference thereto may be made in this Agreement;

(xv) the Rights Agent shall act hereunder solely as agent for Parent and shall not assume any obligations or relationship of agency or trust with any of the owners or holders of the CVRs; and

(xvi) the recitals or statements of fact contained herein shall be taken as statements of Parent (other than the Rights Agent’s representations, warranties and statements under this Agreement), and the Rights Agent assumes no responsibility for their correctness nor shall it be required to verify the same (other than the Rights Agent’s representations, warranties and statements under this Agreement). The Rights Agent shall be under no responsibility for the validity or sufficiency of this Agreement with respect to any other Party or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of the CVRs, nor shall it be responsible for any breach by Parent or Purchaser of any covenant or condition contained in this Agreement or any CVR.

(b) The obligations of Parent and the rights of the Rights Agent under this Section 3.3, Section 3.1 and Section 3.2 shall survive the Milestone Expirations and the termination of this Agreement and the resignation, replacement or removal of the Rights Agent.

Section 3.4 Resignation and Removal; Appointment of Successor.

(a) The Rights Agent may resign at any time by giving written notice thereof to Parent specifying a date when such resignation will take effect, which notice will be sent at least thirty (30) days prior to the date so specified and such resignation will become effective on the date so specified. Parent has the right to remove Rights Agent at any time by specifying a date when such removal will take effect and such removal will become effective on the date so specified. Notice of such removal will be given by Parent to Rights Agent, which notice will be sent at least sixty (60) days prior to the date so specified.

(b) If the Rights Agent provides notice of its intent to resign, is removed pursuant to Section 3.4(a) or becomes incapable of acting, Parent will as soon as is reasonably possible, appoint a qualified successor Rights Agent who, unless otherwise consented to in writing by the Acting Holders, shall be a stock transfer agent of national reputation or the corporate trust department of a commercial bank. The successor Rights Agent so appointed will, forthwith upon its acceptance of such appointment in accordance with Section 3.5, become the successor Rights Agent.

(c) Parent will give notice of each resignation and each removal of a Rights Agent and each appointment of a successor Rights Agent by mailing written notice of such event by first-class mail to the Holders as their names and addresses appear in the CVR Register. Each notice will include the name and address of the successor Rights Agent. If Parent fails to send such notice within ten (10) Business Days after acceptance of appointment by a successor Rights Agent in accordance with Section 3.5, the successor Rights Agent will cause the notice to be mailed at the expense of Parent; provided that failure to give any notice provided for in this Section 3.4(a) shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be, in each case, in accordance with this Section 3.4.

(d) The Rights Agent will reasonably cooperate with Parent and any successor Rights Agent as reasonably requested in connection with the transition of the duties and responsibilities of the Rights Agent to the successor Rights Agent, including transferring the CVR Register to the successor Rights Agent, but such predecessor Rights Agent shall not be required to make any additional expenditure without compensation or reimbursement by Parent or assume any additional liability in connection with the foregoing.

Section 3.5 Acceptance of Appointment by Successor. Every successor Rights Agent appointed pursuant to Section 3.4(b) hereunder will execute, acknowledge and deliver to Parent and to the retiring Rights Agent an instrument accepting such appointment and a counterpart of this Agreement, and thereupon such successor Rights Agent, without any further act, deed or conveyance, will become vested with all the rights, powers, trusts and duties of the retiring Rights Agent and all references to the “Rights Agent” or “Computershare” herein shall be deemed to refer to such successor Rights Agent. On request of Parent or the successor Rights Agent, the retiring Rights Agent will execute and deliver an instrument transferring to the successor Rights Agent all the rights, powers and trusts of the retiring Rights Agent, except such rights which survive its resignation or removal under the terms hereunder.

ARTICLE IV

COVENANTS

Section 4.1 List of Holders. Parent will furnish or cause to be furnished to the Rights Agent in such form as Parent receives from the Company’s transfer agent (or other agent performing similar services for the Company with respect to the Company Shares and Company Covered Awards), the names and addresses of the Initial Holders of CVRs within thirty (30) Business Days after the Effective Time.

Section 4.2 Payment of Milestone Payment Amounts. If a Milestone has been achieved prior to the earlier of (x) the applicable Milestone Expiration for such Milestone and (y) the Termination, Parent shall, or shall cause Purchaser to, on or prior to the applicable Milestone Payment Date, (i) deposit in the Rights Agent Account, for payment to the Holders who are not Holders of Equity Award CVRs, in all cases subject to, and in accordance with Section 2.4, the aggregate amount necessary to pay the applicable Milestone Payment Amount to each Holder who is not a Holder of an Equity Award CVR, (ii) deposit with the Rights Agent, for payment to the Holders of Equity Award CVRs (other than the Holders who are to be paid via payroll as set forth in Section 2.4(b)), in accordance with Section 2.4, the aggregate amount necessary to pay the applicable Milestone Payment to the Holders of Equity Award CVRs (other than the Holders who are to be paid via payroll as set forth in Section 2.4(c)) and (iii) deposit with the Company or its Affiliates the aggregate amount necessary to pay the applicable Milestone Payment Amount to each Holder of an Equity Award CVR who is to be paid via payroll as set forth in Section 2.4(b), in accordance with Section 2.4.

Section 4.3 Additional Covenants.

(a) Parent shall, and shall cause its Affiliates, (sub)licensees and rights transferees to, use Commercially Reasonable Efforts to achieve each Milestone as promptly as practicable following the Effective Time and prior to the applicable Milestone Expiration; provided that use of Commercially Reasonable Efforts does not guarantee that Parent will achieve any Milestone by a specific date or at all.

(b) In the event that any Milestone has not yet been achieved and Parent desires to consummate a Change of Control prior to the earlier of (x) the applicable Milestone Expiration for such Milestone and (y) the Termination, Parent or the Company, as applicable, depending upon the structure of the Change of Control, will cause the Person acquiring Parent to assume Parent’s and the Company’s (as applicable depending upon the structure of the Change of Control) obligations, duties and covenants under this Agreement (including, for the avoidance of doubt, Section 6.11). No later than five (5) Business Days prior to the consummation of any Change of Control, Parent will deliver to the Rights Agent an Officer’s Certificate, stating that such Change of Control complies with this Section 4.3(b) and that all conditions precedent herein relating to such transaction have been complied with.

ARTICLE V

AMENDMENTS

Section 5.1 Amendments without Consent of Holders.

(a) Parent, Purchaser and the Rights Agent, at any time and from time to time, may enter into one or more amendments hereto, without the consent of any Holders, for any of the following purposes:

(i) to evidence the succession of another Person to Parent or Purchaser and the assumption by any such successor of the covenants of Parent or Purchaser herein as provided in Section 4.3(b) or Section 6.3;

(ii) to add to the covenants of Parent and Purchaser such further covenants, restrictions, conditions or provisions as Parent, Purchaser and the Rights Agent will consider to be for the protection of the Holders; provided that, in each case, such provisions do not adversely affect the interests of the Holders (as a group and in their capacity as such);

(iii) to cure any ambiguity or mistake, to correct or supplement any provision herein that may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Agreement; provided that, in each case, such provisions do not adversely affect the interests of the Holders (as a group and in their capacity as such);

(iv) as may be necessary or appropriate to ensure that the CVRs are not subject to registration under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and, in each case, the rules and regulations promulgated thereunder, and to ensure that the CVRs are not subject to any similar registration or prospectus publication requirement under applicable U.S. state securities or “blue sky” laws or any applicable securities laws outside of the United States (including, but not limited to, the Prospectus Regulation (EU) 2017/1129 (including as it has been retained in the United Kingdom by virtue of the European Union (Withdrawal) Act 2018, as amended)); provided that, in each case, such provisions do not change the Milestones, any Milestone Expiration or the Milestone Payments;

(v) to evidence the succession of another Person as a successor Rights Agent and the assumption by any such successor of the covenants and obligations of the Rights Agent herein in accordance with Section 3.4 and Section 3.5;

(vi) any other amendments hereto for the purpose of adding, eliminating or changing any provisions of this Agreement, unless such addition, elimination or change adversely affects the interests of the Holders (as a group and in their capacity as such); or

(vii) if required, to reduce the number of CVRs in the event any Holder agrees to abandon or renounce such Holder’s rights under this Agreement in accordance with Section 2.8 or Section 6.4.

(b) Promptly after the execution by Parent, Purchaser and the Rights Agent of any amendment pursuant to the provisions of this Section 5.1, Parent will mail (or cause the Rights Agent to mail at the expense of Parent) a notice thereof by first class mail to the Holders at their addresses as they appear on the CVR Register, setting forth the terms of such amendment.

Section 5.2 Amendments with Consent of Holders.

(a) Subject to Section 5.1 (which amendments pursuant to Section 5.1 may be made without the consent of the Holders), with the consent of the Acting Holders, whether evidenced in writing or taken at a meeting of the Holders, Parent, Purchaser and the Rights Agent may enter into one or more amendments hereto for the purpose of adding, eliminating or changing any provisions of this Agreement, even if such addition, elimination or change is materially adverse to the interest of the Holders.

(b) Promptly after the execution by Parent, Purchaser and the Rights Agent of any amendment pursuant to the provisions of this Section 5.2, Parent will mail (or cause the Rights Agent to mail) a notice thereof by first class mail to the Holders at their addresses as they appear on the CVR Register, setting forth the terms of such amendment.

Section 5.3 Execution of Amendments. As a condition precedent to executing any amendment permitted by this Article V, the Rights Agent will be entitled to receive, and will be fully protected in relying upon, an opinion of counsel selected by Parent (which may include internal counsel) stating that the execution of such amendment is authorized or permitted by this Agreement. Notwithstanding anything to the contrary herein, the Rights Agent may, but is not obligated to, enter into any such amendment that materially and adversely affects the Rights Agent’s own rights, privileges, covenants or duties under this Agreement or otherwise. Each amendment to this Agreement shall be evidenced by a writing signed by each of the Rights Agent, Parent and Purchaser.

Section 5.4 Effect of Amendments. Upon the execution of any amendment under this Article V, this Agreement will be modified in accordance therewith, such amendment will form a part of this Agreement for all purposes and every Holder will be bound thereby.

ARTICLE VI

OTHER PROVISIONS OF GENERAL APPLICATION

Section 6.1 Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be deemed given when delivered in person, or by overnight courier, or three (3) Business Days after being sent by registered or certified mail (postage prepaid, return receipt requested), as follows:

If to the Rights Agent, to it at:

Computershare Inc.

Computershare Trust Company, N.A.

150 Royall Street

Canton, MA 02021

Telephone:  [●]

Email:    [●]

Attention:   [●]

If to Parent, to it at:

Eli Lilly and Company

Lilly Corporate Center

Indianapolis, Indiana 46285

Attention: Senior Vice President and Head of Corporate Business Development

With a copy (which shall not constitute notice) to:

Eli Lilly and Company

Lilly Corporate Center

Indianapolis, Indiana 46285

Attention: Senior Vice President – Transactions and Contracting

and

Kirkland & Ellis LLP

601 Lexington Avenue

New York, New York 10022

Attention:   Sarkis Jebejian, P.C.;

       Keri Schick Norton, P.C.;

       Steven M. Choi

Telephone:   (212) 446-5944

       (212) 446-4827

       (212) 390-4069

Email:     Sarkis.Jebejian@kirkland.com;

       Keri.SchickNorton@kirkland.com;

       Steven.Choi@kirkland.com

Any party may specify a different address by giving notice in accordance with this Section 6.1.

Section 6.2 Notice to Holders. Where this Agreement provides for notice to Holders, such notice will be sufficiently given (unless otherwise herein expressly provided) if in writing and transmitted through the facilities of DTC in accordance with DTC’s procedures (in respect of CVRs registered in the name of Cede & Co. only) or mailed, first-class postage prepaid, to each Holder affected by such event, at the Holder’s address as it appears in the CVR Register, not later than the latest date, and not earlier than the earliest date, if any, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder will affect the sufficiency of such notice with respect to other Holders.

Section 6.3 Successors and Assigns.

(a) Each of Parent and Purchaser may assign any or all of its rights, interests and obligations hereunder in its sole discretion and without the consent of any other party, (i) to any wholly-owned Affiliate of Parent, but only for so long as it remains a controlled Affiliate of Parent; (ii) to any purchaser, transferee, licensee, or sublicensee that is a company in the pharmaceutical industry, of substantially all of the Intellectual Property and other rights (including, without limitation, all data, marketing authorizations and applications for marketing authorization), assets, rights, powers, privileges and Contracts, in each case, (A) held, owned or entered into by Parent or its Subsidiaries immediately after the Effective Time and (B) necessary for the production, development or sale of the CVR Product; (iii) in compliance with Section 4.3(b); or (iv) otherwise with the prior written consent of the Acting Holders, to any other Person (any permitted assignee under clause (i), (ii), (iii) or (iv), an “Assignee”), in each case, provided that the Assignee agrees in writing to assume and be bound by all of the terms of this Agreement. Any Assignee may thereafter assign any or all of its rights, interests and obligations hereunder in the same manner as Parent or Purchaser, as applicable, pursuant to the prior sentence. In connection with any assignment to an Assignee described in clause (i) above in this Section 6.3, each of Parent or Purchaser, as applicable, (and the other assignor) shall agree to remain liable for the performance by each Assignee (and such other assignor, if applicable) of all obligations of Parent or Purchaser, as applicable, hereunder with such Assignee substituted for Parent or Purchaser, as applicable, under this Agreement. This Agreement will be binding upon, inure to the benefit of and be enforceable by each of Parent’s successors and each Assignee and each of Purchaser’s successors and each Assignee, as applicable. Subject to compliance with the requirements set forth in this Section 6.3 relating to assignments and Section 4.3(b), this Agreement shall not restrict Parent’s, Purchaser’s, any Assignee’s or any of their respective successors’ ability to merge or consolidate with, or sell, issue, license or dispose of its stock or other equity interests or assets to, any other Person, or spin-off or split-off. Each of Parent’s successors and Assignees, and each of Purchaser’s successors and Assignees, as applicable, shall expressly assume by an instrument supplemental hereto, executed and delivered to the Rights Agent, the due and punctual payment of the CVRs and the due and punctual performance and observance of all of the covenants and obligations of this Agreement to be performed or observed by Parent or Purchaser, as applicable.

(b) The Rights Agent may not assign this Agreement without Parent’s written consent other than as permitted by this Section 6.3(b). Any attempted assignment of this Agreement or any such rights in violation of this Section 6.3(b) shall be void and of no effect. Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the stock transfer or other shareholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the Parties; provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 3.4(b). The purchase of all or substantially all of the Rights Agent’s assets employed in the performance of transfer agent activities shall be deemed a merger or consolidation for purposes of this Section 6.3(b).

Section 6.4 Benefits of Agreement. Nothing in this Agreement, express or implied, will give to any Person (other than the Rights Agent, Parent, Parent’s successors and Assignees, Purchaser, Purchaser’s successors and Assignees, the Holders and the Holders’ successors and assigns pursuant to a Permitted CVR Transfer) any benefit or any legal or equitable right, remedy or claim under this Agreement or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the foregoing. The rights of Holders and their successors and assigns pursuant to Permitted CVR Transfers are limited to those expressly provided in this Agreement. Notwithstanding anything to the contrary contained herein, any Holder or Holder’s successor or assign pursuant to a Permitted CVR Transfer may agree to renounce, in whole or in part, its rights under this Agreement by written notice to the Rights Agent and Parent, which notice, if given, shall be irrevocable. Except for the rights and immunities of the Rights Agent set forth herein, the Acting Holders will have the sole right, on behalf of all Holders, by virtue of or under any provision of this Agreement, to institute any action or proceeding with respect to this Agreement, and no individual Holder or other group of Holders will be entitled to exercise such rights (provided that the foregoing shall not limit the ability of an individual Holder to seek a payment due from the applicable party pursuant to Section 4.2 solely to the extent such payment amount has been finally determined in accordance with this Agreement and has not been paid within the period contemplated by this Agreement). Reasonable expenditures incurred by such Holders in connection with any enforcement action hereunder may be deducted from any damages or settlement obtained prior to the distribution of any remainder to Holders generally. The Acting Holders acting pursuant to this provision on behalf of all Holders shall have no liability to any of the Holders for such actions. For the avoidance of doubt, for all purposes under this Agreement, each Milestone shall be treated independently for all purposes of this Agreement (including for purposes of determining liability, damages, and any other remedies), and no claim by any Holder or group of Holders alleging a breach of Section 4.3(a) or any other provision of this Agreement with respect to a particular Milestone shall entitle such Holder or Holders to damages measured by reference to, or otherwise based upon, the Milestone Payment applicable to any other Milestone. Any damages recoverable by any Holder or group of Holders in connection with a breach of this Agreement with respect to a particular Milestone shall be limited solely to the applicable Milestone Payment for such Milestone, and shall not include consequential, indirect, special, or punitive damages or damages attributable to any other Milestone or Milestone Payment.

Section 6.5 Governing Law; Jurisdiction; Waiver of Jury Trial.

(a) This Agreement will be governed by, and construed in accordance with, the Laws of the State of Delaware, regardless of the Laws that might otherwise govern under applicable principles of conflicts of laws thereof.

(b) Each of the Parties hereby (i) expressly and irrevocably submits to the exclusive personal jurisdiction of the Court of Chancery of the State of Delaware or if such Court of Chancery lacks subject matter jurisdiction, the United States District Court for the District of Delaware, in the event any dispute arises out of this Agreement or the transactions contemplated hereby, (ii) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (iii) agrees that it shall not bring any action relating to this Agreement or the transactions contemplated hereby in any court other than the Court of Chancery of the State of Delaware or if such Court of Chancery lacks subject matter jurisdiction, the United States District Court for the District of Delaware; provided that each of the Parties has the right to bring any action or proceeding for enforcement of a judgment entered by such court in any other court or jurisdiction.

(c) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF, RELATING TO OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT, OR ATTORNEY OF ANY PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATION OF THIS WAIVER, (III) EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND (IV) EACH OTHER PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.5(C).

Section 6.6 Severability. If any term or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal, or incapable of being enforced by any rule, law or public policy, the remaining provisions of this Agreement will be enforced so as to conform to the original intent of the parties as closely as possible in an acceptable manner so that the transactions contemplated hereby are fulfilled to the fullest extent possible.

Section 6.7 Counterparts. This Agreement may be executed and delivered (including by executed signatures in electronic format (including “pdf”) and other electronic signatures (including DocuSign and AdobeSign) in each case transmitted by email) in two (2) or more counterparts, and by the different Parties in separate counterparts, each of which when executed will be deemed to be an original but all of which taken together will constitute one and the same agreement.

Section 6.8 Termination. This Agreement will automatically terminate and be of no force or effect, the Parties will have no liability or obligations hereunder (other than with respect to monies due and owing by Parent or Purchaser to the Rights Agent in respect of the Rights Agents’ services hereunder and any services to be performed by the Rights Agent under Section 2.4(f) hereof), and no payments will be required to be made, upon the earliest to occur of (such time, the “Termination”) (a) each of (i) the NT2 Milestone not being achieved prior to the NT2 Milestone Expiration and (ii) the IH Milestone not being achieved prior to the IH Milestone Expiration, (b) (i) the mailing by the Rights Agent to the address or (ii) the payment by the Rights Agent by wire transfer of immediately available funds to the account, of each Holder as reflected in the CVR Register, all Milestone Payment Amounts (if any) required to be paid under the terms of this Agreement (for the avoidance of doubt, subject to achievement of the applicable Milestone(s)), and (c) the delivery of a written notice of termination duly executed by Parent, Purchaser and the Acting Holders. Notwithstanding the foregoing, no termination shall affect any rights or obligations under Section 4.2 accrued prior to the effective date of such termination or Sections 6.4, 6.5, 6.6, 6.7, 6.9, 6.13 or this Section 6.8, which shall survive the termination of this Agreement, or the resignation, replacement or removal of the Rights Agent. The right of any Holder to receive the applicable Milestone Payment with respect to any Milestone, and any covenants and obligations of Parent and Purchaser, shall be irrevocably terminated and extinguished if such Milestone is not achieved before the earlier of the applicable Milestone Expiration and the Termination.

Section 6.9 Entire Agreement. This Agreement and the Transaction Agreement (including the schedules, annexes and exhibits thereto and the documents and instruments referred to therein) contain the entire understanding of the Parties and thereto with reference to the transactions and matters contemplated hereby and thereby and supersede all prior agreements, written or oral, among the Parties with respect hereto and thereto. If and to the extent that any provision of this Agreement is inconsistent or conflicts with the Transaction Agreement, then solely with respect to the Rights Agent, this Agreement will govern and be controlling.

Section 6.10 Force Majeure. Notwithstanding anything to the contrary contained herein, none of the Rights Agent, Parent or any of its Subsidiaries will be liable for any delays or failures in performance resulting from acts beyond its reasonable control including acts of God, pandemics, epidemics, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunctions of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor disputes, strikes, or shortages, war or civil unrest, it being understood that such parties shall use commercially reasonable efforts to resume performance as soon as reasonably practicable under the circumstances.

Section 6.11 Legal Holiday. In the event that a Milestone Payment Date shall not be a Business Day, then, notwithstanding any provision of this Agreement to the contrary, any payment required to be made in respect of the CVRs on such date need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such Milestone Payment Date.

Section 6.12 Obligation of Parent. Parent shall ensure that Purchaser and the Company duly perform, satisfy and discharge each of the covenants, obligations and liabilities applicable to Purchaser or the Company under this Agreement, and Parent shall be jointly and severally liable with Purchaser and the Company for the performance and satisfaction of each of said covenants, obligations and liabilities. References to Purchaser herein apply to the Company from and after the Effective Time.

Section 6.13 Confidentiality. The Rights Agent and Parent agree that all books, records, information and data pertaining to the business of the other party, which are exchanged or received pursuant to the negotiation or the carrying out of this Agreement shall remain confidential, and shall not be voluntarily disclosed to any other person, except as may be required by a valid order of a Governmental Body of competent jurisdiction or is otherwise required by Law or regulation.

[Remainder of Page Left Blank Intentionally]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed on its behalf by its duly authorized officers as of the day and year first above written.

ELI LILLY AND COMPANY

By:
Name:
Title:

LDH XV CORPORATION

By:
Name:
Title:

[Signature Page to Contingent Value Rights Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its duly authorized officers as of the day and year first above written.

[RIGHTS AGENT]

By:
Name:
Title:

[Signature Page to Contingent Value Rights Agreement]

Annex C

FINAL FORM

VOTING AGREEMENT

This Voting Agreement (this “Agreement”) is made and entered into as of March 31, 2026 (the “Agreement Date”), by and among Eli Lilly and Company, an Indiana corporation (“Parent”), Centessa Pharmaceuticals plc, a public limited company incorporated under the laws of England and Wales (the “Company”) and the shareholder of the Company listed on the signature page hereto (“Shareholder”). Each of Parent, the Company and Shareholder are sometimes referred to herein as a “Party” and, collectively, the “Parties”.

RECITALS

A.

Concurrently with the execution and delivery of this Agreement, Parent, LDH XV Corporation, a Delaware corporation and wholly-owned subsidiary of Parent (“Purchaser”), and the Company are entering into a Transaction Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Transaction Agreement”) that, among other things and subject to the terms and conditions set forth therein and the Scheme of Arrangement, provides for the acquisition by Purchaser (or, at Parent’s election (i) in respect of any or all of the Remnant Shares, its nominee(s) and (ii) in respect of the Depositary Shares, the DR Nominee), of the entire issued and to be issued share capital of the Company (the “Transaction”).

B.	In connection with Parent’s and Purchaser’s entry into the Transaction Agreement, Shareholder has agreed to enter into this Agreement with respect to Shareholder’s Covered Shares.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:

1	Definitions.

Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Transaction Agreement. When used in this Agreement, the following terms shall have the meanings assigned to them in this Section 1.

1.1

“Covered Shares” shall mean, with respect to Shareholder as of any time of determination, all Company Shares (including Company Shares represented by Company ADSs) of which Shareholder is the registered and/or beneficial owner (including, for the avoidance of doubt, any Company Shares or Company ADSs acquired as a result of the vesting, settlement or exercise of any Company Equity Awards).

1.2

“Expiration Time” shall mean the earlier to occur of (a) the Effective Time, (b) such date and time as the Transaction Agreement shall be validly terminated pursuant to Article VIII thereof, and (c) any amendment to the original Transaction Agreement, dated as of the Agreement Date, that (i) reduces the Transaction Consideration or changes the form of the Transaction Consideration in a manner adverse to Shareholder, or (ii) imposes additional material conditions to the consummation of the Transaction (it being understood that an exercise by the Parent of its right to implement the Transaction by way of an Offer rather than by way of a Scheme of Arrangement (or vice versa) in accordance with the terms of the Transaction Agreement will not be deemed to fall within this clause (ii)). The term “Offer” shall mean a takeover offer (as such term is defined in section 974 of the UK Companies Act 2006).

1.3

“Transfer” shall mean (a) any direct or indirect offer, sale, assignment, encumbrance, pledge, hypothecation, disposition, or other transfer (by operation of law or otherwise), either voluntary or involuntary, or entry into any option or other Contract with respect to any offer, sale, assignment, encumbrance, pledge, hypothecation, disposition or other transfer (by operation of Law or otherwise), of any Covered Shares or any interest in any Covered Shares (in each case other than pursuant to this Agreement or the Deposit Agreement as in effect on the date hereof), (b) the deposit of such Covered Shares into a voting trust, the entry into a voting agreement (other than pursuant to this Agreement or the Deposit Agreement as in effect on the date hereof) with respect to such Covered Shares or the grant of any proxy or power of attorney (other than, to the extent applicable, pursuant to this Agreement) with respect to such Covered Shares, or (c) any Contract or legally binding commitment to take any of the actions referred to in the foregoing clauses (a) or (b).

2	Agreement to Not Transfer the Covered Shares

2.1

No Transfer of Covered Shares. Until the Expiration Time, Shareholder agrees not to Transfer or cause or permit the Transfer of any of Shareholder’s Covered Shares, other than in accordance with, and subject to, Section 2.2. Any Transfer or attempted Transfer of any Covered Shares in violation of this Section 2.1 shall be null and void and of no effect whatsoever.

2.2

Permitted Transfers. Notwithstanding anything herein to the contrary, Shareholder may Transfer any such Covered Shares (i) to any family member (including a trust for such family member’s benefit) of Shareholder, (ii) by will or under the laws of intestacy upon the death of Shareholder, (iii) pursuant to a qualified domestic order, (iv) to any charitable foundation or organization, (v) to a controlled Affiliate or any general or limited partnership, limited liability company or other entity that is an Affiliate including, for the avoidance of doubt, if the undersigned is a partnership or limited liability company, to its partners or members, as applicable, (vi) to cover any liability for tax, employee national insurance contributions or social security contributions as a result of or otherwise in respect of the grant, vesting or exercise or any option or award of any Company Equity Awards, or (vii) pursuant to any written plan providing for the trading of Company Shares that complies with Rule 10b5-1 under the Exchange Act and exists on the date hereof, in the case of each of clauses (i) through (v) only, so long as, prior to and as a condition to effectuating any such Transfer, the assignee or transferee agrees to be bound by the terms of this Agreement and executes and delivers to Parent and the Company a written consent and joinder memorializing such agreement in form and substance reasonably satisfactory to Parent and the Company. During the term of this Agreement, the Company will not, and will cause the Depositary not to, register or otherwise recognize the transfer (book-entry or otherwise) of any Covered Shares or any certificate or uncertificated interest representing any of Shareholder’s Covered Shares, except as permitted by, and in accordance with, this Section 2.2.

3	[RESERVED]

4	Agreement to Vote the Covered Shares

4.1

Voting Agreement. Until the Expiration Time, at every meeting of the Company’s shareholders, whether convened by the Company or pursuant to an order of the Court, at which any of the following matters are to be voted on (and at every adjournment or postponement thereof), including the Scheme Meeting and the Company GM, with respect to any of the following matters, Shareholder agrees that it shall vote (including via proxy) all of Shareholder’s Covered Shares (and/or cause the registered holder on any applicable record date to vote (including via proxy) all of Shareholder’s Covered Shares): (a) in favor of the Scheme of Arrangement, the Company Shareholder Resolution and the approval of the Transaction and the other transactions contemplated by the Transaction Agreement; and (b) against (i) any action or agreement that would reasonably be expected to impede, materially interfere, delay or prevent the consummation of the Transaction and the other transactions contemplated by the Transaction Agreement and (ii) any Acquisition Proposal. For the avoidance of doubt, where a Shareholder holds Company Shares directly and through Company ADSs, Shareholder shall ensure that it exercises all rights to vote (including via proxy) in respect of Shareholder’s full holding of Covered Shares.

4.2

Quorum. Until the Expiration Time, at every meeting of the Company’s shareholders, whether convened by the Company or pursuant to an order of the Court (and at every adjournment or postponement thereof), Shareholder shall be represented in person or by proxy at such meeting (and/or cause the registered holders on any applicable record date to be represented in person or by proxy at such meeting) in order for the Covered Shares to be counted as present for purposes of establishing a quorum.

5

New Shares. Shareholder agrees that any Company Share that Shareholder purchases or with respect to which Shareholder otherwise acquires legal or beneficial ownership (including (a) any Company Share that Shareholder acquires pursuant to the vesting, exercise or settlement of any Company Equity Award or (b) stock dividend, bonus issue, scrip dividend, subdivision, reorganization, consolidation, reclassification, redesignation, recapitalization, share split, reverse share split, combination or exchange of shares or similar transaction) after the Agreement Date and prior to the earlier to occur of (i) the Effective Time and (ii) the Expiration Time, shall automatically become, and shall be deemed to be, a Covered Share and will thereafter be subject to the terms and conditions of this Agreement to the same extent as if it were a Covered Share on the Agreement Date.

6

Fiduciary Duties; Legal Obligations. Shareholder is entering into this Agreement solely in his, her or its capacity as the registered holder or beneficial owner of Shareholder’s Covered Shares. Nothing in this Agreement shall in any way prevent, limit or affect in any respect any actions taken (or actions not taken) by any Shareholder in his, her or its capacity as a director or officer of the Company or any of its Affiliates from complying with his, her or its fiduciary duties or other legal obligations under applicable Law while acting in such capacity as a director or officer of the Company or any of its Affiliates.

7	Representations and Warranties of Shareholder. Shareholder hereby represents and warrants to Parent that:

7.1

Due Authority. Shareholder has the full power and capacity to make, enter into and carry out the terms of this Agreement. If Shareholder is not a natural person, (a) Shareholder is duly organized, validly existing and in good standing in accordance with the laws of its jurisdiction of formation, as applicable, and (b) the execution and delivery of this Agreement, the performance of Shareholder’s obligations hereunder, and the consummation of the transactions contemplated hereby have been validly authorized, and no other consents or authorizations are required to give effect to this Agreement or the transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by Shareholder and constitutes a valid and binding obligation of Shareholder enforceable against it in accordance with its terms.

7.2

Ownership of the Covered Shares. (a) Shareholder is, with respect to any Covered Shares owned as of the Agreement Date (the “Owned Shares”) and, with respect to any Covered Shares acquired after the Agreement Date, will be as of the date of such acquisition, the beneficial or registered owner of Shareholder’s Covered Shares, free and clear of any and all Liens, other than those (i) created by this Agreement or the Deposit Agreement[, or] (ii) arising under applicable securities Laws [or (iii) with respect to Company Equity Awards, any transfer restrictions, Company repurchase rights or forfeiture provisions under any applicable Company Equity Plan or award agreement thereunder] and (b) subject to the terms and conditions of the Deposit Agreement as in effect on the date hereof, Shareholder has sole voting power over all of such Owned Shares and Covered Shares, respectively, beneficially owned by Shareholder.

7.3	No Conflict; Consents.

7.3.1

The execution and delivery of this Agreement by Shareholder does not, and the performance by Shareholder of its obligations under this Agreement and the compliance by Shareholder with any provisions hereof does not and will not: (a) conflict with or violate any Laws applicable to Shareholder or (b) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the Covered Shares beneficially owned by Shareholder (other than as created by this Agreement or under applicable securities Laws) pursuant to any Contract or obligation to which Shareholder is a party or by which Shareholder is subject; in case of each of clause (a) and (b), except as would not, individually or in the aggregate, reasonably be expected to prevent Shareholder from performing its obligations hereunder in any material respect or to consummate the transactions contemplated hereby on a timely basis.

7.3.2

No consent, approval, order or authorization of, or registration, declaration or, except as required by the rules and regulations promulgated under the Exchange Act, filing with, any Governmental Body or any other Person, is required by or with respect to Shareholder in connection with the execution and delivery of this Agreement or the consummation by them of the transactions contemplated hereby, except as would not, individually or in the aggregate, reasonably be expected to prevent Shareholder from performing its obligations hereunder in any material respect or to consummate the transactions contemplated hereby on a timely basis.

7.4

Absence of Litigation. As of the Agreement Date, there is no legal proceeding pending against, or, to the knowledge of Shareholder, threatened against or affecting Shareholder that would reasonably be expected to prevent Shareholder from performing its obligations hereunder in any material respect or to consummate the transactions contemplated hereby on a timely basis.

8

Representations and Warranties of Parent. Parent hereby represents and warrants to Shareholder that Parent is duly organized, validly existing and in good standing in accordance with the laws of its jurisdiction of formation, as applicable, and the execution and delivery of this Agreement, the performance of its obligations hereunder, and the consummation of the transactions contemplated hereby have been validly authorized, and no other consents or authorizations are required to give effect to this Agreement or the transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by Parent and constitutes a valid and binding obligation of Parent enforceable against it in accordance with its terms.

9	Miscellaneous.

9.1

No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent or Purchaser any direct or indirect ownership or incidence of ownership of or with respect to the Covered Shares. All rights, ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to Shareholder, and Parent and Purchaser shall have no authority to direct Shareholder in the voting or disposition of any of the Covered Shares, except as otherwise provided herein.

9.2

Certain Adjustments. In the event of any change in the Company share capital by reason of any subdivision, reorganization, consolidation, reclassification, redesignation, recapitalization, share split, reverse share split, combination or exchange of shares or similar transaction, the term “Covered Shares” shall be deemed to refer to and include such shares as well as any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

9.3

No Solicitation. Subject to Section 6, from the date hereof until the Expiration Time, Shareholder shall not, and shall not knowingly permit or authorize its Representatives to, and shall instruct its Representatives not to, continue any direct or indirect solicitation, knowing encouragement, discussions or negotiations with any Persons with respect to an Acquisition Proposal, and Shareholder shall not, and shall not knowingly permit or authorize its Representatives to, and shall instruct its Representatives not to, take any action that the Company is prohibited from taking under Section 6.3(a)(i) to (iii) (inclusive) of the Transaction Agreement as if Shareholder were the Company, in each case, except to the extent the Company is permitted to do so under Section 6.3(b) of the Transaction Agreement.

9.4	Amendments and Modifications. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by all of the Parties.

9.5	Expenses. All costs and expenses incurred by any Party in connection with this Agreement shall be paid by the Party incurring such cost or expense.

9.6

Notices. All notices and other communications hereunder must be in writing and must be given in the manner as set forth in Section 9.2 (Notices) of the Transaction Agreement, mutatis mutandis, at the following addresses:

9.6.1	if to Shareholder, to the address set forth against Shareholder’s name in Schedule A hereto:

9.6.2	if to Parent, to:

Eli Lilly and Company

Lilly Corporate Center

Indianapolis, Indiana 46285

Attention: Head of Corporate Business Development

with a copy (which shall not constitute notice) to:

Eli Lilly and Company

Lilly Corporate Center

Indianapolis, Indiana 46285

Attention: Senior Vice President / Deputy General Counsel, Transactions,

LRL & Manufacturing (TLM)

with an additional copy (which will not constitute notice) to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, New York 10022

Telephone: (212) 446-4800

Email: sarkis.jebejian@kirkland.com;

     keri.schicknorton@kirkland.com;

steven.choi@kirkland.com

Attention: Sarkis Jebejian, P.C.; Keri Schick Norton, P.C.;

Steven M. Choi

Kirkland & Ellis International LLP

40 Leadenhall Street

London EC3A 2AA

United Kingdom

Telephone: +44 20 7953 2853

Email: dipak.bhundia@kirkland.com;

     bonian.wu@kirkland.com

Attention: Dipak Bhundia; Bonian Wu

9.6.3	if to Company, to:

Centessa Pharmaceuticals PLC

3rd Floor 1 Ashley Road

Altrincham, Cheshire United Kingdom, WA14 2DT

Email: legal@centessa.com

Attention: Chief Legal Officer

with an additional copy (which will not constitute notice) to:

Goodwin Procter LLP

100 Northern Avenue

Boston, Massachusetts 02210

Telephone: (617) 570-1000

Email: scable@goodwinlaw.com;

     lhaddad@goodwinlaw.com;

     bliggio@goodwinlaw.com

Attention: Stuart M Cable; Lisa R Haddad; Blake Liggio

9.7

The provisions set forth in Section 9.5 (Severability), Section 9.8 (Governing Law), Section 9.10 (Counterparts) and Section 9.12 (Jurisdiction; Waiver of Jury Trial) of the Transaction Agreement shall apply to this Agreement, mutatis mutandis. The rules of interpretation set forth in Section 9.17 (Interpretation) of the Transaction Agreement shall apply to this Agreement, mutatis mutandis.

9.8

Documentation and Information. Shareholder consents to and authorizes the publication and disclosure by Parent and the Company of Shareholder’s identity and holding of the Covered Shares, and the terms of this Agreement (including, for the avoidance of doubt, the disclosure of this Agreement), in any press release, the Proxy Statement (including the Scheme Document Annex), Court Documentation and any other disclosure document required in connection with the Transaction Agreement, the Transaction and the other transactions contemplated by the Transaction Agreement.

9.9

Further Assurances. Shareholder agrees, from time to time, at the reasonable request of Parent and without further consideration, to execute and deliver such additional documents and take all such further action as may be reasonably required to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

9.10

Enforcement. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy. The Parties hereby agree that irreparable damage would occur in the event that any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such damages. Accordingly, the Parties acknowledge and hereby agree that in the event of any breach or threatened breach by a Party of their respective covenants or obligations set forth in this Agreement, the other Parties shall be entitled (without proof of actual damages or otherwise or posting or securing any bond or other security), in addition to any other remedy to which they are entitled to under law or equity, to an injunction or injunctions to prevent or restrain breaches or threatened breaches of this Agreement, by the other (as applicable), and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of the other under this Agreement. The Parties agree not to raise any objections to the availability of the equitable remedy of specific performance to prevent or restrain breaches or threatened breaches of this Agreement by such Party (or Parties), and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of such Party (or Parties) under this Agreement. Any Party’s pursuit of any injunction or specific performance at any time will not be deemed an election of remedies or waiver of the right to pursue any other right or remedy to which such Party may be entitled, including the right to pursue remedies for liabilities or damages incurred or suffered by a Party in the case of a breach of this Agreement involving willful breach or fraud.

9.11

Entire Agreement. This Agreement (including any schedules, annexes and exhibits hereto) and the documents and instruments and other agreements among the Parties as contemplated by or referred to herein, constitute the entire agreement among the Parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof. For the avoidance of doubt, nothing in this Agreement shall be deemed to amend, alter or modify, in any respect, any of the provisions of the Transaction Agreement.

9.12

Third Party Beneficiaries. Notwithstanding anything herein to the contrary, this Agreement shall be binding upon and inure solely to the benefit of each Party, and nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

9.13

Assignment. No Party may assign (by operation of Law or otherwise) either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Parties, except that Parent may assign, in its sole discretion, any and all of its rights, interests and obligations under this Agreement to any Affiliate of Parent, but no such assignment shall relieve the assigning Party of its obligations under this Agreement if such assignee does not perform such obligation. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns. Any purported assignment in violation of this Agreement will be void ab initio.

9.14

Non-survival of Representations and Warranties. None of the representations and warranties in this Agreement or in any schedule, instrument or other document delivered pursuant to this Agreement shall survive the Effective Time or the termination of this Agreement.

9.15

Termination. This Agreement shall automatically terminate without further action by any of the Parties and shall have no further force or effect on the Expiration Time; provided that the provisions of this Section 9 shall survive any such termination. Notwithstanding the foregoing, termination of this Agreement shall not prevent any Party from seeking any remedies (at law or in equity) against any other Party for that Party’s fraud or willful breach of any of the covenants set forth in this Agreement prior to the date of termination in accordance with Section 9.10.

(Signature Pages Follows)

SCHEDULE A

Name of Shareholder	Address of Shareholder	No. of Company Shares and/or Company ADSs held by Shareholder
[●]	[●]	[●]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

Eli Lilly and Company

Name:
Title:

[Signature Page to Voting Agreement]

Centessa Pharmaceuticals plc

Name:
Title:

[Signature Page to Voting Agreement]

[Shareholder]

Name:
Title:

[Signature Page to Voting Agreement]

Annex D

Centerview Partners LLC

31 West 52nd Street

New York, NY 10019

March 30, 2026

The Board of Directors

Centessa Pharmaceuticals plc

3rd Floor 1 Ashley Road

Altrincham, Cheshire

United Kingdom, WA14 2DT

The Board of Directors:

You have requested our opinion as to the fairness, from a financial point of view, to the holders of the outstanding ordinary shares, nominal value £0.002 per share (the “Shares”; including Shares represented by American Depositary Shares (“Depositary Shares”), each of which represents a beneficial ownership interest in one Shares)) (other than Excluded Shares, as defined below), of Centessa Pharmaceuticals plc, a public limited company incorporated in England and Wales (the “Company”), of the (a) $38.00 per Share in cash, without interest, proposed to be paid to such holders pursuant to the Transaction Agreement proposed to be entered into (the “Agreement”) by and among Eli Lilly and Company, an Indiana corporation (“Parent”), LDH XV Corporation, a Delaware corporation and wholly owned subsidiary of Parent (“Purchaser”), and the Company (the “Closing Amount”) plus (b) one contractual contingent value right (a “CVR”) per Share, representing the right to receive the Milestone Payments (as such term is defined in the Contingent Value Rights Agreement in the form attached to the Agreement (the “CVR Agreement”)), if any, at the times and subject to the terms and conditions set forth in the CVR Agreement in cash, without interest (the Closing Amount, taken together (and not separately) with one CVR, the “Consideration”), in each case, less any applicable tax withholding. The Agreement provides that pursuant to a scheme of arrangement, Purchaser (or, at Parent’s election (i) in respect of any or all of the Remnant Shares (as defined in the Agreement), its nominee(s) and (ii) in respect of the Depositary Shares, the DR Nominee (as defined in the Agreement)) shall acquire the entire issued and to be issued share capital of the Company (the “Acquisition” and, collectively with the other transactions contemplated by the Agreement and the CVR Agreement, the “Transaction”), as a result of which the Company will become a wholly owned subsidiary of Purchaser and the holders of the issued and outstanding Shares at the scheme record time (other than (A) any Shares which are registered in the name of or beneficially owned by Parent, Purchaser or by any affiliate of Parent or Purchaser or by any of their respective nominees; and (B) any Shares held in treasury) (the shares referred to in clauses (A) and (B), together with any Shares held by any affiliate of the Company or Parent, “Excluded Shares”)) will be entitled to receive the Consideration, without interest, subject to any applicable withholding taxes. The terms and conditions of the Transaction are more fully set forth in the Agreement.

We have acted as financial advisor to the Board of Directors of the Company in connection with the Transaction. We will receive a fee for our services in connection with the Transaction, a portion of which is payable upon the rendering of this opinion and a substantial portion of which is contingent upon the consummation of the Transaction. In addition, the Company has agreed to reimburse certain of our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement.

We are a securities firm engaged directly and through affiliates and related persons in a number of investment banking, financial advisory and merchant banking activities. In the past two years, except for our current engagement, we have not been engaged to provide financial advisory or other services to the Company, and we have not received any compensation from the Company during such period. In the past two years, we have not been engaged to provide financial advisory or other services to Parent or Purchaser, and we have not received any compensation from Parent or Purchaser during such period. We are currently engaged to provide

The Board of Directors

Centessa Pharmaceuticals plc

March 30, 2026

financial advisory services unrelated to the Company to two companies in which Medicxi Ventures (UK) LLP (“Medicxi”), a significant minority stockholder of the Company, owns a significant minority equity interest, in connection with certain strategic matters. We have not received any compensation from these companies, but may receive compensation in the future. We may provide financial advisory and other services to or with respect to the Company, Parent, Medicxi or their respective affiliates, including portfolio companies of Medicxi in the future, for which we may receive compensation. Certain (i) of our and our affiliates’ directors, officers, members and employees, or family members of such persons, (ii) of our affiliates or related investment funds and (iii) investment funds or other persons in which any of the foregoing may have financial interests or with which they may co-invest, may at any time acquire, hold, sell or trade, in debt, equity and other securities or financial instruments (including derivatives, bank loans or other obligations) of, or investments in, the Company, Parent, Medicxi or any of their respective affiliates, including portfolio companies of Medicxi, or any other party that may be involved in the Transaction.

In connection with this opinion, we have reviewed, among other things: (i) a draft of the Agreement, dated March 29, 2026, a draft of the form of CVR Agreement, dated March 30, 2026 and a draft of the form of Scheme of Arrangement attached to the Agreement, dated March 27, 2026 (collectively, the “Draft Agreements”); (ii) the Annual Reports on Form 10-K of the Company for the years ended December 31, 2024, December 31, 2023 and December 31, 2022; (iii) certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company; (iv) certain publicly available research analyst reports for the Company; (v) certain other communications from the Company to its stockholders; and (vi) certain internal information relating to the business, operations, earnings, cash flow, assets, liabilities and prospects of the Company, including certain financial forecasts, analyses and projections relating to the Company, including the probability of realizing the Milestone Payments under the CVR Agreement and the timing of such payments, prepared by management of the Company and furnished to us by the Company for purposes of our analysis (the “Forecasts”) (collectively, the “Internal Data”). We have also participated in discussions with members of the senior management and representatives of the Company regarding their assessment of the Internal Data and conducted such financial studies and analyses and took into account such information as we deemed appropriate.

We have assumed, without independent verification or any responsibility therefor, the accuracy and completeness of the financial, legal, regulatory, tax, accounting and other information supplied to, discussed with, or reviewed by us for purposes of this opinion and have, with your consent, relied upon such information as being complete and accurate. In that regard, we have assumed, at your direction, that the Internal Data (including, without limitation, the Forecasts) has been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company as to the matters covered thereby and we have relied, at your direction, on the Internal Data for purposes of our analysis and this opinion. We express no view or opinion as to the Internal Data or the assumptions on which it is based. In addition, at your direction, we have not made any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance-sheet or otherwise) of the Company, nor have we been furnished with any such evaluation or appraisal, and we have not been asked to conduct, and did not conduct, a physical inspection of the properties or assets of the Company. We have assumed, at your direction, that the final executed Agreement, CVR Agreement and Scheme of Arrangement will not differ in any respect material to our analysis or this opinion from the Draft Agreements reviewed by us. We have also assumed, at your direction, that the Transaction will be consummated on the terms set forth in the Agreement and CVR Agreement and in accordance with all applicable laws and other relevant documents or requirements, without delay or the waiver, modification or amendment of any term, condition or agreement, the effect of which would be material to our analysis or this opinion and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Transaction, no delay, limitation, restriction, condition or other change will be imposed, the effect of

D-2

The Board of Directors

Centessa Pharmaceuticals plc

March 30, 2026

which would be material to our analysis or this opinion. We have not evaluated and do not express any opinion as to the solvency or fair value of the Company, or the ability of the Company to pay its obligations when they come due, or as to the impact of the Transaction on such matters, under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. We are not legal, regulatory, tax or accounting advisors, and we express no opinion as to any legal, regulatory, tax or accounting matters.

We express no view as to, and our opinion does not address, the Company’s underlying business decision to proceed with or effect the Transaction, or the relative merits of the Transaction as compared to any alternative business strategies or transactions that might be available to the Company or in which the Company might engage. This opinion is limited to and addresses only the fairness, from a financial point of view, as of the date hereof, to the holders of the Shares (other than Excluded Shares) of the Consideration to be paid to such holders pursuant to the Agreement and the CVR Agreement. We have not been asked to, nor do we express any view on, and our opinion does not address, any other term or aspect of the Agreement, the CVR Agreement or the Transaction, including, without limitation, the structure or form of the Transaction, the form or terms of the CVR with respect to transferability, liquidity, probability of full payout or otherwise, or any other agreements or arrangements contemplated by the Agreement or the CVR Agreement or entered into in connection with or otherwise contemplated by the Transaction, including, without limitation, the fairness of the Transaction or any other term or aspect of the Transaction to, or any consideration to be received in connection therewith by, or the impact of the Transaction on, the holders of any other class of securities, creditors or other constituencies of the Company or any other party. In addition, we express no view or opinion as to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to be paid or payable to any of the officers, directors or employees of the Company or any party, or class of such persons in connection with the Transaction, whether relative to the Consideration to be paid to the holders of the Shares pursuant to the Agreement, the CVR Agreement or otherwise. Our opinion is necessarily based on financial, economic, monetary, currency, market and other conditions and circumstances as in effect on, and the information made available to us as of, the date hereof, and we do not have any obligation or responsibility to update, revise or reaffirm this opinion based on circumstances, developments or events occurring after the date hereof. Our opinion does not constitute a recommendation to any stockholder of the Company as to whether or not such holder should tender Shares in connection with the Offer, or any stockholder of the Company or any other person as to how such stockholder or other person should vote with respect to the Acquisition or otherwise act with respect to the Transaction or any other matter.

Our financial advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of the Company (in their capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the Transaction. The issuance of this opinion was approved by the Centerview Partners LLC Fairness Opinion Committee.

Based upon and subject to the foregoing, including the various assumptions made, procedures followed, matters considered, and qualifications and limitations set forth herein, we are of the opinion, as of the date hereof, that the Consideration to be paid to the holders of Shares (other than Excluded Shares) pursuant to the Agreement and the CVR Agreement is fair, from a financial point of view, to such holders.

Very truly yours,

/s/ Centerview Partners LLC

CENTERVIEW PARTNERS LLC

D-3

Annex E

Jefferies LLC

520 Madison Avenue

New York, NY 10022

tel 212.284.2300

Jefferies.com

March 30, 2026

Centessa Pharmaceuticals plc

3rd Floor, 1 Ashley Road

Altrincham, Cheshire

United Kingdom, WA14 2DT

The Board of Directors:

We understand that Centessa Pharmaceuticals plc, a public limited company registered in England and Wales (the “Company”), Eli Lilly and Company, an Indiana corporation (“Parent”), and LDH XV Corporation, a Delaware corporation and direct wholly owned subsidiary of Parent (“Purchaser”) propose to enter into a Transaction Agreement (the “Transaction Agreement”) and that, in connection with such Transaction Agreement, among other things, a Contingent Value Rights Agreement (the “CVR Agreement”) and a Scheme of Arrangement (the “Scheme of Arrangement” and, collectively with the Transaction Agreement and the Scheme of Arrangement, the “Agreements”), in each case, substantially in the form attached to the Transaction Agreement are also contemplated.

Pursuant to the terms of the Transaction Agreement, Purchaser (or, at Parent’s election (a) in respect of any or all of the Remnant Shares, its nominee(s) and (b) in respect of the Depositary Shares, the DR Nominee) will acquire the entire issued and to be issued share capital of the Company by means of the Scheme of Arrangement, such that each ordinary share in the capital of the Company, each with a nominal value of £0.002 per share, including any such shares held by the Depositary, the Custodian or their respective nominees in accordance with the Deposit Agreement (each, a “Scheme Share” and, collectively, “Scheme Shares”) (other than (a) any Scheme Shares which are registered in the name of or beneficially owned by Purchaser, Parent or any direct or indirect subsidiary of Parent from time to time and (b) any Scheme Shares held in treasury (collectively, the “Excluded Shares”)), will be transferred by the holders of Scheme Shares to Purchaser (or its nominee(s)) in exchange for the right to receive for each Scheme Share (a) $38.00 in cash, without interest (the “Cash Consideration”) and (b) one (1) contingent value right (“CVR”) representing the right to receive a contingent payment of (i) $5.00 in cash, without interest, per CVR upon the achievement of the IH Milestone (as defined in the CVR Agreement), (ii) $2.00 in cash, without interest, per CVR upon the achievement of the Indication Milestone, and (iii) $2.00 in cash, without interest, per CVR upon the achievement of the NT2 Milestone (as defined in the CVR Agreement, and collectively with the IH Milestone and Indication Milestone, the “Milestones”), at the time provided for in, and subject to and in accordance with the terms and conditions of, the CVR Agreement (collectively with the Cash Consideration, the “Transaction Consideration” and such transaction, the “Transaction”). The terms and conditions of the Transaction are more fully set forth in the Agreements and capitalized terms used by not defined herein shall have the meanings ascribed to such terms in the Transaction Agreement.

You have asked for our opinion as to whether the Transaction Consideration to be paid to holders of Scheme Shares (other than Excluded Shares and any Scheme Shares held by affiliates of the Company or Parent (together with the Excluded Shares, the “Excluded Ordinary Shares”)) pursuant to the Transaction Agreement and the CVR Agreement is fair, from a financial point of view, to such holders.

In arriving at our opinion, we have, among other things:

(i)	reviewed an execution version, provided to us on March 30, 2026 of the Transaction Agreement and related forms of the Scheme of Arrangement and the CVR Agreement attached as annexes thereto;

(ii)	reviewed certain publicly available financial and other information relating to the Company;

(iii)

reviewed certain information furnished to us and approved for our use and reliance by the management of the Company relating to the business, operations and prospects of the Company, including (a) certain risk-adjusted financial forecasts and estimates and (b) information relating to the probability of, and timing for, achieving the Milestones under the CVR Agreement;

(iv)	held discussions with members of senior management of the Company regarding the matters described in clauses (ii) and (iii) above;

(v)	reviewed the stock trading price history of the Company ADSs; and

(vi)	conducted such other financial studies, analyses and investigations as we deemed appropriate.

In our review and analysis and in rendering this opinion, we have assumed and relied upon, but have not assumed any responsibility to independently investigate or verify, the accuracy and completeness of all financial and other information that was supplied or otherwise made available to us by the Company or that was publicly available to us (including, without limitation, the information described above), or that was otherwise reviewed by us. We have relied on the assurances of the management and other representatives of the Company that they are not aware of any facts or circumstances that would make any of the foregoing information incomplete, inaccurate or misleading. In our review, we have not made and did not obtain any independent evaluation or appraisal of any of the assets or liabilities (contingent, accrued, derivative, off-balance sheet or otherwise), nor did we conduct a physical inspection of any of the properties or facilities, of the Company or any other entity, and we have not been furnished with and assume no responsibility to obtain or conduct any such evaluations, appraisals or physical inspections. We have not evaluated and do not express any opinion as to the solvency or fair value of the Company or any other entity, or the impact of the Transaction thereon, under any laws relating to bankruptcy, insolvency or similar matters. In addition, our analyses and opinion do not consider any actual or potential arbitration, litigation, claims, audits or possible unasserted claims, investigations or other proceedings involving or affecting the Company or any other entity.

With respect to the financial forecasts and estimates provided to and reviewed by us, we note that projecting future results of any company is inherently subject to uncertainty. However, we have been advised by the Company, and we have assumed, that the financial forecasts and estimates relating to the Company (including with respect to the probability of, and timing for, achieving the Milestones) that we have been directed to utilize for purposes of our analyses and opinion have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of the Company as to, and are an appropriate basis upon which to evaluate, the future financial performance of the Company and the other matters covered thereby, including management’s forecasts and assessments regarding the probability of, and timing for, achieving the Milestones under the CVR Agreement. We express no opinion as to any financial forecasts or estimates or the assumptions on which they are based.

We have relied upon the assessments of the management of the Company as to, among other things, (i) the potential impact on the Company of market, competitive, macroeconomic, geopolitical and other conditions, trends and developments in and prospects for, and governmental, regulatory and legislative matters relating to or affecting, the biopharmaceutical industry, including with respect to the pricing of and third-party coverage and reimbursement for pharmaceutical products, (ii) matters relating to the products and product candidates of the Company, the potential use and indications for such products and product candidates, related technology and intellectual property and regulatory approval processes and risks, including with respect to the probability and timing for the development, clinical testing, manufacturing and commercialization of such products and product candidates and related uses and indications, and the validity and duration of licenses and patents, (iii) matters relating to the Milestone Products (as defined in the CVR Agreement), including with respect to the probability of, and timing for, achieving the Milestones and (iv) existing and future agreements and other arrangements involving, and ability to attract, retain and/or replace, key employees and consultants, customers, suppliers and other commercial and collaboration relationships. We have assumed that there will not be any developments with respect to any such matters that would be meaningful in any respect to our analyses or opinion.

Our opinion is based on economic, monetary, regulatory, market and other conditions existing and which can be evaluated, and information made available to us, as of the date hereof. Events occurring after the date hereof may affect this opinion and the assumptions upon which such opinion is based and we expressly disclaim any undertaking or obligation to advise any person of any change in any fact or matter affecting our opinion of which we become aware after the date hereof. As you are aware, the credit, financial and stock markets, and the industry in which the Company operates, have experienced and may continue to experience volatility and disruptions and we express no view or opinion as to any potential effects of such volatility or disruptions on the Company or the Transaction.

We have made no independent investigation of, and we express no view or opinion as to, any legal, regulatory, accounting or tax matters affecting or relating to the Company or the Transaction, and we have assumed the correctness in all respects meaningful to our analyses and opinion of all legal, regulatory, accounting and tax advice given to the Company and/or the Board of Directors of the Company (the “Board”), including, without limitation, with respect to changes in, or the impact of, accounting standards or tax and other laws, regulations and governmental and legislative policies affecting the Company or the Transaction and legal, regulatory, accounting and tax consequences to the Company or its securityholders of the terms of, and transactions contemplated by, the Agreements. We have not taken into account, for purposes of our analyses and opinion, any tax consequences of the Transaction to any holder of Scheme Shares or any fees, charges or expenses that holders of Company ADSs may be required to bear under the Deposit Agreement in connection with the Transaction. We have assumed that the Transaction will be consummated in accordance with its terms without waiver, modification or amendment of any term, condition or agreement and in compliance with all applicable laws, documents and other requirements that would be meaningful in any respect to our analyses or opinion and that, in the course of obtaining the necessary governmental, regulatory or third-party approvals, consents, waivers and releases for the Transaction or otherwise, including with respect to any divestitures or other requirements, no delay, limitation, restriction or condition will be imposed or occur that would have an adverse effect on the Company or the Transaction or that otherwise would be meaningful in any respect to our analyses or opinion. We also have assumed that the final Agreements will not differ from the drafts thereof reviewed by us in any respect meaningful to our analyses and opinion.

Our opinion does not address the relative merits of the Transaction or other transactions contemplated by the Agreements as compared to any alternative transaction or opportunity that might be available to the Company, nor does it address the underlying business decision by the Company to engage in the Transaction or the terms of the Agreements or the documents referred to therein, including the form or structure of the Transaction or any term, aspect or implication of the Agreements (including the form or terms of the CVR or the restrictions on transferability thereof), any support agreement or other agreements, instruments, arrangements or understandings entered into, terminated or amended in connection with, or contemplated by or resulting from, the Transaction. Our opinion is limited to the fairness, from a financial point of view and as of the date hereof, of the Consideration to be paid to holders of Scheme Shares (other than Excluded Ordinary Shares and to the extent expressly specified herein), without regard to individual circumstances of specific holders (whether by virtue of control, voting or consent, liquidity, contractual arrangements or otherwise) that may distinguish such holders or the securities of the Company held by such holders, and our opinion does not in any way address proportionate allocation or relative fairness among such holders, holders of any other securities of the Company or otherwise. We have not been asked to, and our opinion does not, address the fairness, financial or otherwise, of any consideration to the holders of any class of securities, creditors or other constituencies of the Company or any other party, other than the holders of Scheme Shares (other than Excluded Ordinary Shares). Furthermore, we express no view or opinion as to the fairness, financial or otherwise, of the amount or nature of any compensation or other consideration payable to or to be received by any of the Company’s officers, directors or employees, or any class of such persons, in connection with the Transaction relative to the Transaction Consideration or otherwise. We also express no view or opinion as to the prices at which ordinary shares of the Company or any other securities of the Company may trade or otherwise be transferable at any time, including following announcement or consummation of the Transaction. The issuance of our opinion has been authorized by the Fairness Opinion Committee of Jefferies LLC.

It is understood that our opinion is for the use and benefit of the Board (in its capacity as such) in its evaluation of the Transaction Consideration from a financial point of view. Our opinion does not constitute a recommendation as to how the Board or any securityholder should vote or act with respect to the Transaction or any other matter.

We have been engaged to act as a financial advisor to the Company in connection with the Transaction and will receive a fee for our services, of which a portion is payable upon delivery of this opinion and the principal portion of which is payable contingent upon consummation of the Merger. In addition, the Company has agreed to reimburse us for expenses incurred in connection with our engagement and to indemnify us against liabilities arising out of or in connection with the services rendered and to be rendered by us under such engagement.

As the Board is aware, we and our affiliates in the past two years have provided, currently are providing, and in the future may provide, certain financial advisory or financing services to the Company and/or its affiliates, for which we and our affiliates have received and expect to receive compensation, including, during the approximately two-year period prior to the date hereof, having acted or acting as joint bookrunner for various follow-on offerings of ordinary shares of the Company. As the Board also is aware, although we and our affiliates have not provided financial advisory or financing services to Parent during the approximately two-year period prior to the date hereof for which we and our affiliates received compensation, we and our affiliates in the future may provide such services to Parent and/or its affiliates, for which services we and our affiliates would expect to receive compensation. In the ordinary course of business, we and our affiliates trade or hold securities or financial instruments (including loans and other obligations, as applicable) of the Company, Parent and/or their respective affiliates for our own account and for the accounts of our customers and, accordingly, hold or may hold at any time long or short positions or otherwise effect transactions in those securities or financial instruments. In addition, we may seek, in the future, to provide financial advisory and financing services to the Company, Parent and/or their respective affiliates, for which we would expect to receive compensation.

Based upon and subject to the foregoing, we are of the opinion that, as of the date hereof, the Transaction Consideration to be paid to holders of Scheme Shares (other than Excluded Ordinary Shares) pursuant to the Transaction Agreement and the CVR Agreement is fair, from a financial point of view, to such holders.

Very truly yours,

/s/ Jefferies LLC

JEFFERIES LLC

Centessa Pharmaceuticals plc

Attendance Card

000001

Shareholder Reference Number

C1234567890

www.investorcentre.co.uk/eproxy

Control Number: 921457

SRN: C1234567890

PIN: 1234

View the Proxy Statement online: https://centessa.com/

Explanatory Notes:

1. Full details of the resolution to be proposed at the Scheme Meeting are set out, together with explanatory notes, in the notice of Scheme Meeting starting on page v of the Proxy Statement. Before completing this Form of Proxy, please also read the section entitled "Action to be Taken" set out on pages 46 to 49 of the Proxy Statement. Terms defined in the Proxy Statement shall apply equally in this Form of Proxy unless the context otherwise requires. Unless stated otherwise, references in this Form of Proxy to time are to London time, England, and references to non-working days are to non-working days in the United Kingdom.
2. Every Scheme Shareholder entitled to attend, speak and vote at the Scheme Meeting may vote in person at such meeting or appoint another person or persons of their choice, who need not be a shareholder of the Company, as their proxy or proxies to exercise all or any of their rights, to attend, speak and vote on their behalf at the Scheme Meeting. If you wish to appoint a person other than the Chair, please insert the name of your chosen proxy in the space provided (see reverse). If returned without an indication as to how the proxy shall vote on the matter, this form shall be invalid. Your proxy will vote as you indicate. For any other business arising at the Scheme Meeting (including any proper procedural resolution not listed in the notice of the Scheme Meeting) your proxy will vote as they think fit. As an alternative to appointing a proxy, any Scheme Shareholder which is a corporation may vote by one or more corporate representatives appointed in accordance with the Companies Act 2006.
3. To be valid this Form of Proxy (together with any power of attorney or other authority, if any, under which it is signed, or a duly certified copy thereof) must be returned to the Company's registrar, Computershare ("**Registrar**" or "**Computershare**"), at Computershare Investor Services PLC, The Pavilions, Bridgwater Road, Bristol, BS99 6ZY, either (i) by post, (ii) courier or (iii) (during normal business hours only) by hand, to be received not later than 1:00 p.m. on June 10, 2026 or, in the case of an adjournment of the Scheme Meeting, not later than 48 hours (excluding any part of such 48 hour period falling on a non-working day) before the time appointed for the adjourned meeting. However, if not so lodged, this Form of Proxy may be handed to the Chair of the Scheme Meeting or to the Registrar, on behalf of the Chair of the Scheme Meeting, before the start of the Scheme Meeting (or any adjournment thereof).
4. Scheme Shareholders are entitled to appoint a proxy in respect of some or all of their Scheme Shares and may also appoint more than one proxy, provided that each proxy is appointed to exercise the rights attached to a different Scheme Share or Scheme Shares held by that Scheme Shareholder. To appoint more than one proxy, an additional Form of Proxy may be obtained by contacting the Registrar's helpline on 0370 703 6031 or you may photocopy this form. Please indicate in the space provided (see reverse) the number of shares in relation to which they are authorised to act as your proxy. Please also indicate by marking the box provided if the proxy instruction is one of multiple instructions being given. All forms must be signed and should be returned together in the same envelope.
5. This Form of Proxy (i) in the case of an individual must either be signed by the appointor or their attorney; and (ii) in the case of a corporation must be given under its common seal or be signed on its behalf by an officer or attorney or other person duly authorised.
6. In the case of joint holders, the vote of the senior holder who tenders a vote, whether in person or by proxy, will be accepted to the exclusion of the vote(s) of the other joint holder(s). For this purpose, seniority will be determined by the order in which the names stand in the register of members of the Company in respect of the joint holding.
7. Entitlement to attend and vote at the Scheme Meeting or any adjournment thereof and the number of votes which may be cast thereat will be determined by reference to the register of members of the Company at 6:00 p.m. on June 10, 2026 or, if the Scheme Meeting is adjourned, 6:00 p.m. on the date which is two days (excluding non-working days) before the date fixed for the adjourned meeting. Changes to entries on the Company's register of members after the relevant time shall be disregarded in determining the rights of any person to attend and vote (in person or by proxy) at the Scheme Meeting.
8. As an alternative to completing and returning the printed BLUE Form of Proxy, proxies may be appointed electronically via Computershare's online facility by logging on to the following website: www.investorcentre.co.uk/proxy as indicated above and following the instructions therein.
9. Scheme Shareholders who hold Scheme Shares in uncertificated form through CREST who wish to appoint a proxy or proxies through the CREST electronic proxy appointment service may do so by using the procedures described in the CREST Manual (which can be viewed at www.euroclear.com). CREST Personal Members or other CREST sponsored members, and those CREST members who have appointed a service provider(s), should refer to their CREST sponsor or voting service provider(s), who will be able to take the appropriate action on their behalf.
10. In order for a proxy appointment or instruction made using CREST to be valid, the appropriate CREST message must be properly authenticated in accordance with Euroclear's specifications, and must contain the information required for such instruction, as described in the CREST Manual. The message, regardless of whether it constitutes the appointment of a proxy or is an amendment to the instruction given to a previously appointed proxy, must, in order to be valid, be transmitted so as to be received by the issuer's agent, Computershare, (ID number 3RA50) by 1:00 p.m. on June 10, 2026 or, if the Scheme Meeting is adjourned, at least 48 hours before the start of the adjourned meeting (excluding any part of such 48 hour period falling on a non-working day). For this purpose, the time of receipt will be taken to be the time (as determined by the timestamp applied to the message by the CREST Applications Host) from which the issuer's agent is able to retrieve the message by enquiry to CREST in the manner prescribed by CREST.
11. CREST members and, where applicable, their CREST sponsors or voting service provider(s) should note that Euroclear does not make available special procedures in CREST for any particular messages. Normal system timings and limitations will therefore apply in relation to the input of CREST proxy instructions. It is the responsibility of the CREST member concerned to take (or, if the CREST member is a CREST Personal Member or sponsored member or has appointed a voting service provider, to procure that his or her CREST sponsor or voting service provider(s) take(s)) such action as shall be necessary to ensure that a message is transmitted by means of the CREST system by any particular time. For this purpose, CREST members and, where applicable, their CREST sponsors or voting service provider(s) are referred, in particular, to those sections of the CREST Manual concerning practical limitations of the CREST system and timings.
12. The Company may treat as invalid a proxy appointment sent by CREST in the circumstances set out in Regulation 35(5)(a) of the Uncertificated Securities Regulations 2001 (SI 2001/3755), as amended from time to time.
13. If you are an institutional investor you may be able to appoint a proxy electronically via the Proxymity platform, a process which has been agreed by the Company and approved by Computershare. For further information regarding Proxymity, please go to www.proxymity.io. Your proxy must be lodged by 1:00 p.m. on June 10, 2026 in order to be considered valid. Before you can appoint a proxy via this process you will need to have agreed to Proxymity's associated terms and conditions. It is important that you read these carefully as you will be bound by them and they will govern the electronic appointment of your proxy.
14. Completion of this Form of Proxy will not prevent a Scheme Shareholder from attending, speaking and voting in person at the Scheme Meeting, or any adjournment thereof, if such Scheme Shareholder subsequently wishes and is entitled to do so.
15. The above is how your address appears on the register of members of the Company. If this information is incorrect please contact the Registrar's helpline on 0370 703 6031 to request a change of address form or go to www.investorcentre.co.uk to use the online Investor Centre service.
16. Any alterations made to this form should be initialled by you.
17. The Court has appointed Francesco De Rubertis or, failing him, any other Director of the Company, to act as Chair of the Scheme Meeting and has directed the Chair to report the result thereof.
18. Where two or more Forms of Proxy are delivered for use in respect of the same shares, the one which has been delivered last (regardless of when it was signed or by what means it was delivered) shall be treated as replacing and revoking the others which have been delivered. If it cannot be determined which Form of Proxy was delivered last, none of the forms shall be treated as valid.
19. You may not use any electronic address provided either in the notice of Scheme Meeting or any related documents (including this BLUE Form of Proxy) to communicate with the Company for any reason other than those expressly stated.
20. If you have any questions relating to the Form of Proxy, please telephone the Registrar on 0370 703 6031. Please note that the Registrar cannot provide advice on the merits of the acquisition or the Scheme or give any financial, legal or tax advice.
21. This Form of Proxy should not be used for comments, change of address or queries. Please contact Computershare using the details set out in note 20.

All Named Holders

0000XXX/000000/000000 13261E D01

Centessa Pharmaceuticals plc Attendance Card Please biing this card with you to the Scheme Meeting and present it at Shereholder registratonlaccredtafion. MR SAM SAMPLE DESIGNATION (IF ANY) MR JOINT HOLDER 1 ADD ADD2 ADD3 ADD4 0D0001 Additional Holdera: ADDITIONAL HOLDER 1 ADDITIONAL HOLDER 2 ADDITIONAL HOLDER 3 ADDITIONAL HOLDER 4 By an order deted [+], 2028 made In the matter of Centessa Phermeceuticals pic (the “Company”), the High Court of Justice of England and Wales has granted permisslon tor a meetng of the 8cheme Shereholders (as defined in the prawy staterent of the Company deted [+],2026 (the “Proxy Statement”)) to be convened for the purpae of coraldering and, If thought fft, approving (with or without modilcation) a scheme of awangement pursuant to Par 28 of the Compenles Act 2006 (the “8chemne”) between the Company and the holders of Scheme Shares (as defned In the Proxy Statement) and that such meeting Shall be held at the offices of Goodwin Procter (UIK) LLP, Sancroft, 10-15 Newgate Street, London, EC1A 7AZ on [+], 2028 at 1 p.m. phe “Scheme Meeting”) at which place and tme all Scheme Shareholders ave requested to atlend. Please reed the Inatuctions beglnning on pege [+] of the Proxy Statement carefully before completing this foemn of pracy. Shareholder Reference Number C1234567890 Control Number: 921457 SRN: C1234567890 PIN: 1234 Explanatory Notms: Please detach this portion before posting this Form of Proxy. Form of Proxy—Scheme Meeting to be held on [.], 2026 at 1:00 p.m. Cast your Proxy vote online . It’s fast, easy and secure! www.investorcentre.co.uk/eproxy You wil be asked to enter the Control Number, the Shareholder Reference Number (SRN) and PIN shown apposite and agree to certain terms and conditions. View the Proxy Statement online: https://centessa.com Register at www.investorcentre.co.uk—elect for electronic communications & manage your shareholding online! To be effective, all proxy appointments must be lodged with the Company’s Regiatrar at Computershare Investor Services PLC, The Paviliona, Bridgwater Road, Briatol, BS99 6ZY by [.], 2026 at 1:00 p.m. try rem, in te retce of Scherse Modirg stariing on pege [e) ol the defritie prary tring or poge [o ol h aee CHeST meters whio hee appoined a servics provde(a), ahould sefor l thot GREST sporser or vng servce or mppoint aofver pasen o persem of tet choce, whe need not be a shmehoder of the Compary in ther prany o tppoint a person oter then the Chat, dene lrert the rre of your diosen proary mme of your ciien proy in the apece pravded (aoe merse). or (N) euring nonnel businen purirg roml bairen hours anb) by hand, to be roedived i ba recetved not lser thn 1:00 p.m. on |+] 2028 or, in te cma dl hrr ths 48 hours (eadurding any part ol such 48 hour perlod or-ieriing deyl bela the firse appered r the adpunied moeting. Hoveva, I nol so lodged, tih Far ef Proay mny strt ol te Schere Meeting lor any ad purmen hersc) Scherne Sharm beld by But Scheme Shanhokla: la aepein more than one praey an addtcnl Fonn of Pruey mny be In the cane ol cirt hoders, te voln of the seior helder whto lordes a votn, whether inperson ar by proary wl be accepdnd ctt Ewree wil be determied by neforeos lo the roghtar of maribers of the Ea Schene Mecting is ndpuried, 8:00 p.m. ?n the cn nhich h hac dnya (neludng non-ersng dys) belae the chtn be recalved by twe boue’s ngert, Computmshen, (D runber 3RA5t) by 1:00 pumm. on |e], 2025 er, f te Scherse Moeting m mlpured, it leent 48 bours bekre the stat ol the sdjpused meetig (eocludng any part of such 48 hour pertod taling neury to CREST in the imer pmcr bed by CREST. 11. CREST meterserd, whae nppliceble tit CREST spoioser vong serven provderfal should nola fhel Eurscleer doe tkn er, f te CREST merber laa CREST Parsenal Mebr a sporsered monber or hm mpcirind a voing sever previder, ls procure tht ht er hw GREST sportier or votng service provierjal tokefa() such ation m shall ba nocmd merbars ard, wwre npplictle, Eit CREST sporiers or veting seicn previdertal ae mlared, in partcut to fhee 12 The Copany my brodt m irveld a prexy appoitot seet by CREST in the dreurntnces se out in Ragulion 3518 wproneity.lo. Your pracy mitt be lodiged by 1:00 p.m. on |e 2026 inerder to be corsidorsd vald. Befo you can apokt Scherne Moetirg The nboe i how your adrss appors on the rghtn of monbers o the Conpany I thh intrrmton a Inconed plame The Court hun appolrted Franemco De Puberi o, talirg hin, any dfwe Drecer of the Company lo aet i Chut df the int (rngardent of when it wen sigred or by wht meua I red or by wh menr it sart dolvarnd) shal be troetnd m mplecing and revdlung the S. Schere Shnoheders sho hold Scherse Share in uncertflened arm frough CREST who whah lo npdin a prapy ot prrzdm frough the CREST elect one pary appoinrsent servics rasy do soby ining the prooedune dener bed in Ehe CREST Kindly Note: This form is issued only to the addressee(s) and is specihc to the unique designated account printed hereon. This personalised form is not transferable between different: (i) account holders; or (ii) uniquely designated accounts. The Company and Computershare Investor Services PLC accept no liability for any instruction that does not comply with these conditions. Sh BLUE Farm of Itcaryl ta co he deta aet out i nein 20. All Named Holders MR A SAMPLE cDesignatlon>I ADDITIONAL HOLDER 1 ADDITIONAL HOLDER 2 ADDITIONAL HOLDER 3 ADDITIONAL HOLDER 4 Capumhee Lin

Form of Proxy Please read the notice of the Scheme Meeting in the Proxy Statement and the explanatory notes overleaf before completing this form. Please use black pen Name of Proxy Please complete this box only if you wish to appoint a proxy other than the Chair. Please leave this box blank if you want to select the Chair. Do not insert your own name(s). Number of shares (see Explanatory Note 4) + Please leave this box empty if you wish to appoint a proxy in respect of alll of your entitlement IWe hereby appoint the person indicaled in the box above or, if not completed, the Chair of the Meeting as mylour prany to atend, spenk and vole in respect of the number of shares indicated in the box above or, if not completed, mylour full woting entitlement’ on mylour behalf at the Scheme Meeting of Centesss Phermaceuticals ple to be held at the offices of Goodwin Procter (UK) LLP, Sancrofl, 10-15 Newgate Street, London, EC1A 7AZ on [.], 2026 at 1:00 p.m. and at any adjournment thereof, and to vole for melus and in mylour name for the Scheme or against the Scheme (with or without any changes, as mylour proxy may approve) as indicaled below. “For the appointment of more than one proxy, please refer to Explanatory Note 4 (see front). Please mark here to indicate that this proxy appointment is one of mulfiple appointments being mede. Plesse sign ONE of the bones below in black pen. IMPORTANT: if you wish to vole FOR the Scheme, sign your name in the box marked “FOR the Scheme”, or if you wish to vote AGAINST the Scheme, sign your name in the box marked “AGAINST the Scheme”. If you sign in both baxes, or f you do not sign in either, then this Form of Proxy will be invalid. FOR the Scheme Signature AGAINST the Scheme Signature Date If signing under a power of attomey or other authonity, please retum such power or authority (or a duly cerlified copy thereof) to the Registrar with this Form of Proxy. IWe insbruct mylour proxy as indicated on this form. Unless otherwise instructed, the proxy may vole as he orshe sees fit orabstain in relation to any business other than the resolution to approve the Scheme which may come before the Scheme Meeting. If signing on behalf of a company, please enter the company name below in block capilels and state your official capacity Company Name Official Capacity In the case of a corporation, this Form of Prany must be given under its common seal or be signed on its behelf by an atlorney or officer duly authorised, stating their capacity (e.g. director, secretary). WKF3241 06 CTH +

Centessa Pharmaceuticals plc

000001

Attendance Card

Additional Holders:

Shareholder Reference Number
C1234567890

Control Number: 921460
SRN: C1234567890
PIN: 1234

View the Proxy Statement online: https://centessa.com/

Explanatory Notes:

1. Full details of the special resolution to be proposed at the General Meeting of the Company (the "**General Meeting**") are set out, together with explanatory notes, in the notice of General Meeting starting on page ix of the definitive proxy statement of the Company dated May 7, 2026 (the "**Proxy Statement**"). Before completing this Form of Proxy, please also read the section entitled "Action to be Taken" set out on pages 46 to 49 of the Proxy Statement. Terms defined in the Proxy Statement shall apply equally in this Form of Proxy unless the context otherwise requires. Unless stated otherwise, references in this Form of Proxy to time are to London time, England, and references to non-working days are to non-working days in the United Kingdom.
2. Every shareholder entitled to attend, speak and vote at the General Meeting may vote in person at such meeting or appoint another person or persons of their choice, who need not be a shareholder of the Company, as their proxy or proxies to exercise all or any of their rights, to attend, speak and vote on their behalf at the General Meeting. If you wish to appoint a person other than the Chair, please insert the name of your chosen proxy in the space provided (see reverse). If returned without an indication as to how the proxy shall vote on any particular matter, the proxy will exercise his or her discretion as to whether, and if so how, they vote. As an alternative to appointing a proxy, any shareholder which is a corporation may vote by one or more corporate representatives appointed in accordance with the Companies Act 2006.
3. To be valid this Form of Proxy (together with any power of attorney or other authority, if any, under which it is signed, or a duly certified copy thereof) must be returned to the Company's registrar, Computershare ("**Registrar**" or "**Computershare**"), at Computershare Investor Services PLC, The Pavilions, Bridgwater Road, Bristol, BS99 6ZY, either (i) by post, (ii) courier or (iii) (during normal business hours only) by hand, to be received not later than 1:15 p.m. on June 10, 2026 or, in the case of an adjournment of the General Meeting, not later than 48 hours (excluding any part of such 48 hour period falling on a non-working day) before the time appointed for the adjourned meeting.
4. Shareholders are entitled to appoint a proxy in respect of some or all of their shares and may also appoint more than one proxy, provided that each proxy is appointed to exercise the rights attached to a different share or shares held by that shareholder. To appoint more than one proxy, an additional Form of Proxy may be obtained by contacting the Registrar's helpline on 0370 703 6031 or you may photocopy this form. Please indicate in the space provided (see reverse) the number of shares in relation to which they are authorised to act as your proxy. Please also indicate by marking the box provided if the proxy instruction is one of multiple instructions being given. All forms must be signed and should be returned together in the same envelope.
5. This Form of Proxy (i) in the case of an individual must either be signed by the appointor or their attorney; and (ii) in the case of a corporation must be given under its common seal or be signed on its behalf by an officer or attorney or other person duly authorised.
6. In the case of joint holders, the vote of the senior holder who votes, whether in person or by proxy, shall be accepted to the exclusion of the vote(s) of the other joint holder(s), and for this purpose seniority shall be determined by the order in which the names stand in the register of members of the Company in respect of the joint holding.
7. Entitlement to attend and vote at the General Meeting or any adjournment thereof and the number of votes which may be cast thereat will be determined by reference to the register of members of the Company at 6:00 p.m. on June 10, 2026 or, if the General Meeting is adjourned, 6:00 p.m. on the date which is two days (excluding non-working days) before the date fixed for the adjourned meeting. Changes to entries on the Company's register of members after the relevant time shall be disregarded in determining the rights of any person to attend and vote (in person or by proxy) at the General Meeting.
8. As an alternative to completing and returning the printed WHITE Form of Proxy, proxies may be appointed electronically via Computershare's online facility by logging on to the following website: www.investorcentre.co.uk/proxy as indicated above and following the instructions therein.
9. Shareholders who hold their shares in uncertificated form through CREST who wish to appoint a proxy or proxies through the CREST electronic proxy appointment service may do so by using the procedures described in the CREST Manual (which can be viewed at www.euroclear.com). CREST Personal Members or other CREST sponsored members, and those CREST members who have appointed a service provider(s), should refer to their CREST sponsor or voting service provider(s), who will be able to take the appropriate action on their behalf.
10. In order for a proxy appointment or instruction made using CREST to be valid, the appropriate CREST message must be properly authenticated in accordance with Euroclear's specifications, and must contain the information required for such instruction, as described in the CREST Manual. The message, regardless of whether it constitutes the appointment of a proxy or is an amendment to the instruction given to a previously appointed proxy, must, in order to be valid, be transmitted so as to be received by the issuer's agent, Computershare, (ID number 3RA50) by 1:15 p.m. on June 10, 2026 or, if the General Meeting is adjourned, at least 48 hours before the start of the adjourned meeting (excluding any part of such 48 hour period falling on a non-working day). For this purpose, the time of receipt will be taken to be the time (as determined by the timestamp applied to the message by the CREST Applications Host) from which the issuer's agent is able to retrieve the message by enquiry to CREST in the manner prescribed by CREST.
11. CREST members and, where applicable, their CREST sponsors or voting service provider(s) should note that Euroclear does not make available special procedures in CREST for any particular messages. Normal system timings and limitations will therefore apply in relation to the input of CREST proxy instructions. It is the responsibility of the CREST member concerned to take (or, if the CREST member is a CREST Personal Member or sponsored member or has appointed a voting service provider, to procure that his or her CREST sponsor or voting service provider(s) take(s)) such action as shall be necessary to ensure that a message is transmitted by means of the CREST system by any particular time. For this purpose, CREST members and, where applicable, their CREST sponsors or voting service provider(s) are referred, in particular, to those sections of the CREST Manual concerning practical limitations of the CREST system and timings.
12. The Company may treat as invalid a proxy appointment sent by CREST in the circumstances set out in Regulation 35(5)(a) of the Uncertificated Securities Regulations 2001 (SI 2001/3755), as amended from time to time.
13. If you are an institutional investor you may be able to appoint a proxy electronically via the Proxymity platform, a process which has been agreed by the Company and approved by Computershare. For further information regarding Proxymity, please go to www.proxymity.io. Your proxy must be lodged by 1:15 p.m. on June 10, 2026 in order to be considered valid. Before you can appoint a proxy via this process you will need to have agreed to Proxymity's associated terms and conditions. It is important that you read these carefully as you will be bound by them and they will govern the electronic appointment of your proxy.
14. The 'Vote Withheld' option is provided overleaf (and may be available on the CREST system) to enable you to abstain from voting. However, it should be noted that a 'Vote Withheld' is not a vote in law and will not be counted in the calculation of the proportion of the votes 'For' and 'Against' a resolution.
15. Completion of this Form of Proxy will not prevent a shareholder from attending, speaking and voting in person at the General Meeting, or any adjournment thereof, if such shareholder subsequently wishes and is entitled to do so.
16. The above is how your address appears on the register of members of the Company. If this information is incorrect please contact the Registrar's helpline on 0370 703 6031 to request a change of address form or go to www.investorcentre.co.uk to use the online Investor Centre service.
17. Any alterations made to this form should be initialled by you.
18. Where two or more Forms of Proxy are delivered for use in respect of the same shares, the one which has been delivered last (regardless of when it was signed or by what means it was delivered) shall be treated as replacing and revoking the others which have been delivered. If it cannot be determined which Form of Proxy was delivered last, none of the forms shall be treated as valid.
19. You may not use any electronic address provided either in the notice of General Meeting or any related documents (including this WHITE Form of Proxy) to communicate with the Company for any reason other than those expressly stated.
20. If you have any questions relating to the Form of Proxy, please telephone the Registrar on 0370 703 6031. Please note that the Registrar cannot provide advice on the merits of the acquisition or the Scheme or give any financial, legal or tax advice.
21. This Form of Proxy should not be used for comments, change of address or queries. Please contact Computershare using the details set out in note 20.

All Named Holders

000000XXX/000000/000000 1326BC D02

Attendance Card Centessa Pharmaceuticals plc Please bring this card with you to the General Meeting and present it at Shareholder registration/accreditation. Additional Holders: ADDITIONAL HOLDER 1 ADDITIONAL HOLDER 2 ADDITIONAL HOLDER 3 ADDITIONAL HOLDER 4 The Chair of Centessa Pharmaceuticals (the “Company”) invites you to attend the General Meeting of the Company to be held at the offi ces of MR SAM SAMPLE Goodwin Procter (UK) LLP, Sancroft, 10-15 Newgate Street, London, DESIGNATION (IF ANY) EC1A 7AZ on on [•], 2026 at 1:15 p.m. (or as soon thereafter as the MR JOINT HOLDER 1 Scheme Meeting has been concluded or adjourned). ADD1 Please read the instructions beginning on page [•] of the Proxy ADD2 Statement carefully before completing this form of proxy. ADD3 ADD4 000001 (AA111AAZZ) *000001010101000* SG328 Shareholder Reference Number C1234567890 Please detach this portion before posting this Form of Proxy. Form of Proxy – General Meeting to be held on [•], 2026 at 1:15 p.m. (or as soon thereafter as the Scheme Meeting has been concluded or adjourned) Cast your Proxy vote online...It’s fast, easy and secure! Control Number: 921460 @ www.investorcentre.co.uk/eproxy SRN: C1234567890 You will be asked to enter the Control Number, the Shareholder Reference Number (SRN) and PIN shown opposite and agree to certain terms and conditions. PIN: 1234 View the Proxy Statement online: https://centessa.com/ Register at www.investorcentre.co.uk—elect for electronic communications & manage your shareholding online! To be effective, all proxy appointments must be lodged with the Company’s Registrar at Computershare Investor Services PLC, The Pavilions, Bridgwater Road, Bristol, BS99 6ZY by [•], 2026 at 1:15 p.m. Kindly Note: This form is issued only to the addressee(s) and is specifi c to the unique designated account printed hereon. This personalised form is not transferable between different: (i) account holders; or (ii) uniquely designated accounts. The Company and Computershare Investor Services PLC accept no liability for any instruction that does not comply with these conditions. Explanatory Notes: 1. Full are set details out, of together the special with resolution explanatory to be notes, proposed are set at out the in General the notice Meeting of General of Centessa Meeting Pharmaceuticals starting on page plc [• (the ] of the “Company defi nitive ”) read proxy the statement section of entitled the Company “Action to dated be Taken” [•], 2026 set (the out on “Proxy pages Statement” [•] to [•] of ). Before the Proxy completing Statement this . Terms Form of de Proxy, fined in please the Proxy also in Statement this Form shall of Proxy apply to equally time are in this to London Form of time, Proxy England, unless the and context references otherwise to non requires -working . Unless days are stated to non otherwise, -working days references in the Every United shareholder Kingdom. entitled to attend, speak and vote at the General Meeting may 2. another person or persons of their choice, who need not be a shareholder of the Company, vote in as person their proxy at such or meeting proxies to or exercise appoint than all or the any Chair, of their please rights, insert to attend, the name speak of your and vote chosen on proxy their behalf in the at space the General provided Meeting (see reverse) . If you . If wish returned to appoint without a person an indication other as they to vote how. the As an proxy alternative shall vote to on appointing any particular a proxy, matter, any shareholder the proxy will which exercise is a his corporation or her discretion may vote as by to whether, one or more and corporate if so how, 3. To representatives be valid this Form appointed of Proxy in accordance (together with with any the power Companies of attorney Act 2006 or other . authority, if any, under which it is signed, or a duly certi Computershare fied copy thereof) Investor must Services be returned PLC, The to Pavilions, the Company’s Bridgwater registrar, Road, Computershare Bristol, BS99 6ZY, (“Registrar either (i) ” or by “post, Computershare (ii) courier or ”), (iii) at of (during the General normal Meeting, business not hours later only) than by 48 hand, hours to be (excluding received any not part later of than such 1:15 48 p hour ..m. on period [•], 2026 falling or, on in the a non case -working of an adjournment day) before 4. the Shareholders time appointed are entitled for the to adjourned appoint a meeting proxy in . respect of some or all of their shares and may also appoint more than one proxy, appoint provided more that each than one proxy proxy, is appointed an additional to exercise Form of the Proxy rights may attached be obtained to a different by contacting share or the shares Registrar’s held by helpline that shareholder on 0370 703 . To 6031 which or they you are may authorised photocopy to this act as form your . Please proxy .indicate Please also in the indicate space provided by marking (see the reverse) box provided the number if the proxy of shares instruction in relation is one to 5. of This multiple Form instructions of Proxy (i) in being the case given of . All an forms individual must must be signed either and be signed should be by the returned appointor together or their in the attorney; same envelope and (ii) in . the case of duly a corporation authorised. must be given under its common seal or be signed on its behalf by an offi cer or attorney or other person 6. In exclusion the case of of the joint vote(s) holders, of the the other vote joint of the holder(s), senior holder and for who this purpose votes, whether seniority in shall person be or determined by proxy, by shall the be order accepted in which to the the 7. Entitlement names stand to in attend the register and vote of members at the General of the Meeting Company or any in respect adjournment of the joint thereof holding and .the number of votes which may be cast Meeting thereat will is adjourned,6:00 be determined p by ..m reference . on the date to the which register is two of days members (excluding of the non Company -working days) at 6:00 before p.m. the on [date •], 2026 fixed or, for if the the adjourned General the meeting rights . Changes of any person to entries to attend on the and Company’s vote (in person register or of by members proxy) at after the General the relevant Meeting time . shall be disregarded in determining 8. As Computershare’s an alternative to online completing facility by and logging returning on to the the printed following WHITE website: Form www of .Proxy, investorcentre proxies .may co.uk/proxy be appointed as indicated electronically above and via 9. following Shareholders the instructions who hold their therein shares . in uncertificated form through CREST who wish to appoint a proxy or proxies through the viewed CREST at electronic www.euroclear proxy appointment .com). CREST service Personal may Members do so by using or other the CREST procedures sponsored described members, in the CREST and those Manual CREST (which members can be to who take have the appointed appropriate a service action on provider(s), their behalf should . refer to their CREST sponsor or voting service provider(s), who will be able 10. In properly order for authenticated a proxy appointment in accordance or instruction with Euroclear’s made using speci CREST fications, to and be valid, must the contain appropriate the information CREST message required for must such be or instruction, is an amendment as described to the in instruction the CREST given Manual to a . The previously message, appointed regardless proxy, of must, whether in order it constitutes to be valid, the appointment be transmitted of so a proxy as to be is adjourned, received by at the least issuer’s 48 hours agent, before Computershare, the start of the (ID adjourned number meeting 3RA50) by (excluding 1:15 p.m any . on part [•], of 2026 such or, 48 if hour the General period falling Meeting on a to non the -message working day) by the . For CREST this purpose, Applications the time Host) of receipt from which will be the taken issuer’s to be agent the time is able (as to determined retrieve the by message the timestamp by enquiry applied to 11. CREST CREST members in the manner and, prescribed where applicable, by CREST their. CREST sponsors or voting service provider(s) should note that Euroclear does not make apply in available relation special to the input procedures of CREST in CREST proxy instructions for any particular . It is the messages responsibility . Normal of the system CREST timings member and limitations concerned will to therefore take (or, procure if the CREST that his member or her CREST is a CREST sponsor Personal or voting Member service or provider(s) sponsored take(s)) member such or action has appointed as shall be a necessary voting service to ensure provider, that to a message applicable, is their transmitted CREST by sponsors means or of the voting CREST service system provider(s) by any are particular referred, time in particular, . For this purpose, to those sections CREST of members the CREST and, Manual where 12. The concerning Company practical may treat limitations as invalid of the a proxy CREST appointment system and sent timings by CREST . in the circumstances set out in Regulation 35(5)(a) of 13. the If you Uncerti are an ficated institutional Securities investor Regulations you may 2001 be able (SI to 2001/3755), appoint a proxy as amended electronically from time via the to time Proxymity . platform, a process which has www been .proxymity agreed .io .by Your the proxy Company must and be lodged approved by 1:15 by Computershare p.m. on [•], 2026 . For in further order to information be considered regarding valid. Proxymity, Before you please can appoint go to read a proxy these via carefully this process as you you will will be need bound to have by them agreed and to they Proxymity’s will govern associated the electronic terms appointment and conditions of your . It is proxy important . that you 14. voting The ‘Vote . However, Withheld’ it should option be is provided noted that overleaf a ‘Vote (and Withheld’ may be is not available a vote on in law the and CREST will not system) be counted to enable in the you calculation to abstain of from the 15. proportion Completion of of the this votes Form ‘For’ of Proxy and ‘Against’ will not prevent a resolution a shareholder . from attending, speaking and voting in person at the General 16. The Meeting, above or is any how adjournment your address thereof, appears if such on shareholder the register subsequently of members of wishes the Company and is entitled . If this to information do so. is incorrect please contact use the the online Registrar’s Investor helpline Centre service on 0370 . 707 1083 to request a change of address form or go to www.investorcentre.co.uk to 17 18.. Any Where alterations two or more made Forms to this of form Proxy should are be delivered initialled for by use you in . respect of the same shares, the one which has been delivered last others (regardless which have of been when delivered it was signed . If it cannot or by what be determined means it was which delivered) Form of Proxy shall was be treated delivered as replacing last, none and of the revoking forms shall the 19. be You treated may not as use valid any . electronic address provided either in the notice of General Meeting or any related documents (including 20. this If you WHITE have any Form questions of Proxy) relating to communicate to the Form with of Proxy, the Company please telephone for any reason the Registrar other than on those 0370 703 expressly 6031. stated Please . note that the 21. This Registrar Form cannot of Proxy provide should advice not be on used the for merits comments, of the acquisition change of or address the Scheme or queries or give . Please any fi nancial, contact Computershare legal or tax advice using . the details set out in note 20. All Named Holders MR A SAMPLE <Designation> ADDITIONAL HOLDER 1 ADDITIONAL HOLDER 2 ADDITIONAL HOLDER 3 ADDITIONAL HOLDER 4 00000XXX/000000/000000 1326BB D02

Form of Proxy Please read the notice of the General Meeting in the Proxy Statement and the explanatory notes overleaf before completing this form. Please use black pen Name of Proxy Number of shares (see Explanatory Note 4) Please complete this box only if you wish to appoint a proxy other than the Chair. Please leave this box empty if you wish to appoint a proxy in respect of all of your Please leave this box blank if you want to select the Chair. voting entitlement. Do not insert your own name(s). I/We hereby appoint the person indicated in the box above or, if not completed, the Chair of the Meeting as my/our proxy to attend, speak and vote in respect of the number of shares indicated in the box above or, if not completed, my/our full voting entitlement* on my/our behalf at the General Meeting of Centessa Pharmaceuticals plc to be held at the offi ces of Goodwin Procter (UK) LLP, Sancroft, 10-15 Newgate Street, London, EC1A 7AZ on [•], 2026 at 1:15 p.m. and at any adjourned meeting. * For the appointment of more than one proxy, please refer to Explanatory Note 4 (see front). Please mark here to indicate that this proxy appointment is one of multiple appointments being made. If you mark more than one box, this Form of Proxy will be invalid. Special resolution For     Against Withheld 1. For the purposes of giving effect to the Scheme: (a) to authorise the directors of the Company (or a duly authorised committee thereof) to take all such actions as they may consider necessary or appropriate for carrying the Scheme into effect; and (b) with effect from the passing of this resolution, to amend the articles of association of the Company as set out in the Notice of General Meeting. If signing under a power of attorney or other authority, please return such power or authority (or a duly certifi ed copy thereof) to the Registrar with this Form of Proxy. I/We instruct my/our proxy as indicated on this form. Unless otherwise instructed, the proxy may vote as he or she sees fi t or abstain in relation to any business of the General Meeting. Signature    Date In the case of a corporation, this Form of Proxy must be given under its common seal or be signed on its behalf by an attorney or offi cer duly authorised, stating their capacity (e.g. director, secretary). WK 3F2 4 2 07 C T H 00000XXX/000000/000000 1326BB D02